                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement   [_] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                      ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-11(c) or Rule 14a-12

                          NEWMONT MINING CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[X] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

       Common Stock, par value $1.60 per share

   (2) Aggregate number of securities to which transaction applies:

       198,824,845


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

       $19.36

   (4) Proposed maximum aggregate value of transaction:

       $4,214,290,935

   (5) Total fee paid:

       $842,858

[_] Fee paid previously with preliminary materials:

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: $398,406

   (2) Form, Schedule or Registration Statement No.: Registration Statement on Form S-4 (File No.: 333-75522)

   (3) Filing Party: Newmont Mining Corporation

   (4) Date Filed: December 20, 2001

CALCULATION OF FILING FEE

Pursuant to Rule 0-11(c) under the Exchange Act, the filing fee represents one-50th of one percent of the maximum aggregate value of the transactions. The value of the transactions is calculated as the sum of (A) US$2,501,479,766, calculated as the product of (i) 129,208,666 shares of Newmont common stock issuable upon completion of the arrangement to exchange each common share of Franco-Nevada Mining Corporation Limited for 0.8 of a share of Newmont common stock and (ii) US$19.36, calculated as the average of the high and low sale prices per share of Newmont common stock as reported on the NYSE Composite Transactions reporting system on December 20, 2001 and (B) US$1,712,811,169, calculated as the sum of (i) US$1,347,769,283, calculated as the product of (x) 69,616,180 shares of Newmont common stock issuable upon completion of the exchange offer (the "Normandy Offer") to acquire all of the ordinary shares and American depositary shares (each American depositary share representing ten ordinary shares) of Normandy Mining Limited held by persons other than Franco-Nevada Mining Corporation Limited and its subsidiaries for 0.0385 of a share of Newmont common stock and (y) US$19.36, calculated as above, and (ii) $365,041,931, calculated as the product of (x) 1,808,212,458 ordinary shares of Normandy Mining Limited held by persons other than Franco-Nevada and its subsidiaries and (y) AU$0.40 (converted into US$0.20188 at the noon buying rate for the Australian dollar on December 21, 2001 of US$1.00=A$1.9814, as reported by the Federal Reserve Bank of New York) per share in cash payable upon completion of the Normandy Offer.

          Preliminary Copy--Subject to completion--December 26, 2002

                                [NEWMONT LOGO]

                              1700 LINCOLN STREET
                            DENVER, COLORADO 80203

                                                                January ., 2002

To Our Stockholders:

   You are cordially invited to attend a special meeting of stockholders of Newmont Mining Corporation, to be held on . , February . , 2002, at . , local time, at . , Denver, Colorado. The special meeting is being called in connection with our proposed acquisitions of Normandy Mining Limited, an Australian company, and Franco-Nevada Mining Corporation Limited, a Canadian corporation.

   We are very excited about these transactions which, if successful, will result in Newmont becoming the premier global gold company. With the acquisition of Normandy and Franco-Nevada, we believe that Newmont will be the leading gold investment vehicle, founded on a belief in gold's intrinsic long-term value and its relevance to a balanced portfolio.

   At the special meeting, you will be asked to consider four proposals relating to the proposed transactions. The first proposal will permit a restructuring of Newmont to put in place a new holding company pursuant to a merger agreement between Newmont and two of its subsidiaries. If the restructuring is implemented, your shares in Newmont will be exchanged for shares in the new holding company, which will then be renamed Newmont Mining Corporation. Your shares of Newmont are listed for trading on the New York Stock Exchange under the symbol "NEM" and will continue to be so listed if the holding company structure is implemented. The proposed restructuring and the holding company structure are all described in greater detail in the accompanying proxy statement/prospectus.

   The second proposal to be presented at the meeting will be to increase the number of Newmont's authorized shares of common stock so that there will be a sufficient number to implement the proposed acquisitions as well as for other corporate purposes. This amendment to Newmont's certificate of incorporation is required only if a decision is made not to implement the holding company restructuring. The third proposal to be presented will be to approve the issuance of the shares in the Normandy and Franco-Nevada acquisitions as required by New York Stock Exchange rules. The final proposal is to permit adjournment of the special meeting, if there are not sufficient votes to approve the proposals to be presented at the special meeting.

   Your board of directors has determined that the merger agreement, the proposed amendment to Newmont's restated certificate of incorporation, the issuance of shares and the proposed transactions with Normandy and Franco-Nevada are fair to and in the best interests of Newmont and its stockholders, and has declared them advisable. Your board of directors has approved the merger agreement, the proposed amendment to Newmont's restated certificate of incorporation and the issuance of shares. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE AMENDMENT TO NEWMONT'S RESTATED CERTIFICATE OF INCORPORATION, FOR THE ISSUANCE OF SHARES OF THE HOLDING COMPANY'S COMMON STOCK OR NEWMONT COMMON STOCK AND FOR THE ADJOURNMENT PROPOSAL.

   The accompanying notice of special meeting and proxy statement/prospectus provide detailed information explaining the proposed transactions, including the holding company restructuring and our proposed acquisition of Normandy and Franco-Nevada, and provide specific information concerning the special meeting. We encourage you to read these materials carefully and in their entirety. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS DESCRIBED BEGINNING ON PAGE 19.

   Whether or not you plan to attend the special meeting, please sign and return your proxy as soon as possible in the enclosed self-addressed envelope so that your vote will be recorded. You can also vote your shares of Newmont common stock by telephone or through the internet by following the instructions on the enclosed proxy card.

                                          WAYNE W. MURDY
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               -----------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE AN OFFER OR SOLICITATION WOULD BE ILLEGAL.
                               -----------------

   This proxy statement/prospectus is dated January ., 2002, and is first being mailed to stockholders on or about January ., 2002.

                                [NEWMONT LOGO]

                               -----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY ., 2002

                               -----------------

   NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Newmont Mining Corporation, a Delaware corporation, will be held on ., February ., 2002, at . , local time, at . , Denver, Colorado, for the following purposes:

  . to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of . , by and among Newmont, Delta Holdco Corp., a Delaware corporation and a direct, wholly owned subsidiary of Newmont and Delta Acquisitionco Corp., a Delaware corporation and a direct, wholly owned subsidiary of Holdco, which provides that, as part of a restructuring of Newmont, you will receive one share of common stock, par value $1.60 per share, of Holdco, in exchange for each share of common stock, par value $1.60 per share, of Newmont that you own;

  . to consider and vote upon a proposal, in the event that the restructuring contemplated by the merger agreement is not completed, to amend Newmont's restated certificate of incorporation to increase the number of authorized shares of Newmont common stock from 250 million shares to 750 million shares;

  . to consider and vote upon a proposal to approve the issuance of shares of Holdco common stock, or, in the event that the restructuring contemplated by the merger agreement is not completed, shares of Newmont common stock, to be issued to the stockholders of Normandy Mining Limited, an Australian corporation, and the stockholders of Franco-Nevada Mining Corporation Limited, a Canadian corporation, pursuant to our proposed acquisitions of Normandy and Franco-Nevada;

  . to adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the above proposals; and

  . to transact such other business as may properly be brought before the special meeting and any adjournments or postponements of the special meeting.

   Holders of record of Newmont common stock at the close of business on January . , 2002 will be entitled to vote at the special meeting or any adjournments or postponements of the special meeting. A complete list of Newmont stockholders of record entitled to vote at the special meeting will be available for inspection at Newmont's principal executive offices during ordinary business hours for the ten days before the special meeting for inspection by stockholders of Newmont for proper purposes.

   You are cordially invited to attend the special meeting. Whether or not you plan on attending the special meeting, please vote by signing, dating and returning the enclosed proxy card or submitting a proxy by telephone or through the Internet. Completing a proxy will not prevent you from being able to vote at the special meeting by attending in person and casting a vote. However, if you do not return the proxy or vote in person at the special meeting, the effect will be the same as a vote against the merger.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

   REGARDLESS OF THE NUMBER OF SHARES OF NEWMONT COMMON STOCK YOU HOLD, YOUR VOTE IS VERY IMPORTANT.

                                          By Order of the Board of Directors

                                          BRITT D. BANKS
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                            SECRETARY

Dated: January ., 2002
     Denver, Colorado

   IMPORTANT: TO ENSURE THAT YOUR SHARES OF NEWMONT COMMON STOCK ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

  .  USE THE TOLL-FREE NUMBER shown on your proxy card;

  .  VISIT THE WEB SITE noted on your proxy card to vote through the Internet;

  . MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

  . VOTE IN PERSON by appearing at the special meeting and submitting a ballot at the special meeting.

              PLEASE DO NOT SEND ANY NEWMONT STOCK CERTIFICATES.

                               TABLE OF CONTENTS

                                                           PAGE
                                                           ----
                Questions and Answers about the
                  Transactions............................   1
                Summary...................................   5
                Summary Historical and Unaudited Pro Forma
                  Financial Information...................  12
                Selected Financial Information............  14
                   Newmont Mining Corporation.............  14
                   Normandy Mining Limited................  15
                   Franco-Nevada Mining Corporation
                     Limited..............................  16
                Selected Exchange Rate Data...............  17
                Risk Factors..............................  19
                Forward-Looking Statements................  27
                The Special Meeting.......................  28
                   Date, Time, Place and Purpose..........  28
                   Record Date; Shares Entitled to Vote;
                     Quorum...............................  28
                   Vote Required..........................  29
                   Voting By Newmont Directors and
                     Executive Officers...................  29
                   Voting of Proxies......................  29
                   Revocability of Proxies................  30
                   Solicitation of Proxies................  30
                   Proxies for Participants in Newmont
                     Retirement Savings Plans.............  31
                The Transactions..........................  32
                   Overview...............................  32
                   Background to the Transactions.........  33
                   Reasons for the Transactions...........  39
                   Recommendation of the Newmont Board
                     of Directors.........................  44
                   Regulatory Matters.....................  45
                   Interests of Certain Persons in the
                     Transactions.........................  47
                   Management and Operations after the
                     Transactions.........................  48
                   Accounting Treatment...................  49
                   Legal Proceedings......................  49
                   Material U.S. Federal Income Tax
                     Consequences of the Transactions to
                     Newmont Stockholders.................  49
                The Merger Agreement......................  51
                   The Merger.............................  51
                   Merger Consideration...................  51
                   Treatment of Newmont Stock Options.....  51
                   Closing Condition......................  51
                   Termination............................  51
                Proposed Amendment to the Newmont
                  Restated Certificate of Incorporation...  52
                The Acquisition of Normandy...............  53
                   The Offer for Normandy Shares..........  53
                   The Deeds of Undertaking...............  56
                   Franco-Nevada Lock-Up Agreement........  59
                The Acquisition of Franco-Nevada..........  61
                   The Arrangement Agreement..............  61

                                                             PAGE
                                                             ----
                 Court Approval of the Arrangement and
                   Completion of the Franco-Nevada
                   Transaction..............................  68
              Other Matters Relating to the Transactions....  69
                 Champion de Crespigny Escrow
                   Agreement................................  69
                 Schulich and Lassonde Lock-Up and
                   Escrow Agreements........................  69
                 Joint Venture Between Newmont and
                   Normandy.................................  70
                 Newmont Properties Subject to Franco-
                   Nevada Royalties.........................  70
              The Companies.................................  71
                 Business of Newmont........................  71
                 Business of New Newmont....................  71
                 Business of Normandy.......................  95
                 Business of Franco-Nevada.................. 101
              Market Price and Dividend Data................ 103
              New Newmont Unaudited Pro Forma
                Combined Condensed Financial
                Statements.................................. 105
              Comparison of Stockholder Rights.............. 126
              Appraisal Rights of Dissenting Stockholders in
                the Merger.................................. 127
              Beneficial Ownership of Directors, Officers
                and Certain Stockholders of Newmont......... 128
              Experts....................................... 129
              Independent Public Accountants................ 129
              Other Matters................................. 129
              Stockholder Proposals......................... 129
              Where You Can Find More Information........... 131

APPENDICES

Appendix A --  Form of Agreement and Plan of
               Merger

Appendix B --  Arrangement Agreement, dated as of
               November 14, 2001, by and between
               Franco-Nevada Mining Corporation
               Limited and Newmont Mining
               Corporation
Appendix C --  Deeds of Undertaking, dated as of
               November 14, 2001 and December 10,
               2001, by and between Newmont
               Mining Corporation and Normandy
               Mining Limited

Appendix D --  Excerpts from Publicly Available
               Normandy Documents

Appendix E --  Franco-Nevada Financial Information

Appendix F --  Delta Holdco Corp. Certificate of
               Incorporation

Appendix G --  Delta Holdco Corp. Amended By-
               Laws


                     REFERENCES TO ADDITIONAL INFORMATION

   This proxy statement/prospectus incorporates important business and financial information about Newmont from other documents that are not included in or delivered with this document. See "Where You Can Find More Information" on page 131 for a list of the SEC documents that Newmont has incorporated into this proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this document by requesting them in writing or by telephone at the address and telephone below:

                              INVESTOR RELATIONS
                          NEWMONT MINING CORPORATION
                              1700 LINCOLN STREET
                            DENVER, COLORADO 80203
                                (303) 863-7414

   TO OBTAIN DOCUMENTS IN TIME FOR THE SPECIAL MEETING, YOUR REQUEST MUST BE RECEIVED BY FEBRUARY ., 2002.

   IN DECIDING HOW TO VOTE ON THE MATTERS DESCRIBED IN THIS PROXY
STATEMENT/PROSPECTUS, YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS. NEWMONT HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS.

   THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

   IN ADDITION, IF YOU HAVE ANY QUESTIONS ABOUT THE MATTERS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, YOU MAY CONTACT:

                        [LOGO] MacKenzie Partners, Inc.

                               156 FIFTH AVENUE
                           NEW YORK, NEW YORK 10010

                         (212) 929-5500 (CALL COLLECT)
                        (800) 322-2885 (CALL TOLL-FREE)

                 QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS


Q: WHAT WILL HAPPEN IN THE TRANSACTIONS?

A: In the proposal transactions, we intend to acquire both Normandy and Franco-Nevada to create the world's largest gold producer. It is also possible that we will acquire less than all of the shares of Normandy, either together with or separately from an acquisition of Franco-Nevada. We refer to the combined company that will result from the transactions as "New Newmont."

   To acquire Normandy, we are making an off-market bid for all of the outstanding ordinary shares in the capital of Normandy in exchange for 3.85 shares of Newmont common stock plus A$40.00 for every 100 Normandy shares. To acquire Franco-Nevada, we have entered into an arrangement agreement with Franco-Nevada, pursuant to which we intend to acquire all of the shares of Franco-Nevada for 0.8 of a share of Newmont common stock (or exchangeable shares, exchangeable for our common stock) for each Franco-Nevada common share.

   OUR BID FOR NORMANDY IS NOT CONDITIONED ON COMPLETION OF THE FRANCO-NEVADA TRANSACTION. However, completion of the Franco-Nevada transaction is conditioned on, among other things, Newmont and its associates achieving a relevant interest in at least 50.1% of the ordinary shares in the capital of Normandy, calculated on a fully diluted basis.

Q: WHAT IS THE "RESTRUCTURING" OF NEWMONT THAT IS BEING PROPOSED?

A: In connection with the transactions, Newmont intends to merge with its indirect, wholly owned subsidiary, Delta Acquisitionco Corp. ("Acquisitionco"), with Newmont continuing as the surviving corporation in the merger. Shares of Newmont common stock will be exchanged for shares of common stock of Delta Holdco Corp. ("Holdco"), a direct, wholly owned subsidiary of Newmont. In connection with the merger, Holdco would be renamed "Newmont Mining Corporation." If the merger is completed, stockholders of Normandy and Franco-Nevada also would receive shares of the new Newmont Mining Corporation in the transactions described above. THIS MERGER IS NOT A PREREQUISITE TO THE TRANSACTIONS. IT IS DESIGNED TO FACILITATE THE ACQUISITIONS OF NORMANDY AND FRANCO-NEVADA AND TO CREATE A FLEXIBLE CORPORATE STRUCTURE FOR THE COMBINED GROUP.

   It is possible that we may complete the acquisitions of Normandy and Franco-Nevada without completing the merger. See "The
   Transactions--Overview" on page 32.

Q: WHY DOES NEWMONT WANT TO ACQUIRE CONTROL OF NORMANDY AND FRANCO-NEVADA?

A: We believe that the acquisition of Normandy and Franco-Nevada will provide us with a number of benefits and allow us to pursue our strategy to deliver superior stockholder value, including:

    .  potential cost savings and synergies;

    .  exploration and development;

    .  scale and balanced political risk profile;

    .  financial strength and flexibility;

    .  leverage to gold price;

    .  superior management;

    .  growth; and

    .  market liquidity.

   See "The Transactions--Reasons for the Transactions" on page 39.

Q: WOULD THE FAILURE TO ACQUIRE FRANCO-NEVADA PREVENT NEWMONT FROM ACHIEVING
   THESE BENEFITS?

A: If we do not acquire Franco-Nevada the expected benefits of the transactions and their magnitude will be reduced; however, there would still be benefits realized from a combination of Newmont and Normandy.

   See "The Transactions--Reasons for the Transactions" on page 39.

Q: WHAT WILL NEW NEWMONT LOOK LIKE FOLLOWING THE TRANSACTIONS?

A: If the transactions are consummated in their entirety, New Newmont will become the world's leading gold company in terms of gold reserves, gold production and leverage to gold and will derive more than 70% of its production from politically and economically stable locations. The combination of Newmont, Normandy and Franco-Nevada will create one of the financially strongest companies in the gold industry. The transactions will strengthen our balance sheet and decrease our net debt to net book capitalization (after transaction costs) from 41% to 23%.

   Although we currently expect to consummate both transactions, there is a possibility that we will acquire Normandy while being unable to acquire Franco-Nevada. If we only acquire Normandy, New Newmont would still be the world's leading gold company in terms of reserves, gold production and leverage to gold and would still derive approximately 70% of its production from politically stable locations. However, our debt to net book capitalization (after transaction costs) would be approximately 39%.

Q: WHEN DO YOU EXPECT TO COMPLETE THE TRANSACTIONS?

A: We expect to complete the transactions as quickly as possible once all the conditions to the transactions, including obtaining the necessary stockholder approvals, are fulfilled. Fulfilling some of these conditions, such as receiving certain governmental clearances or approvals, is not entirely within our control. We currently expect to complete the transactions before the end of February, 2002.

Q: AFTER THE RESTRUCTURING AND THE TRANSACTIONS, WHAT WILL THE COMPANY BE
   CALLED AND WHERE WILL IT BE HEADQUARTERED?

A: We will retain the name "Newmont Mining Corporation" after the restructuring. Our corporate headquarters will remain in Denver, Colorado.

Q: WHAT WILL HAPPEN TO SHARES OF NEWMONT COMMON STOCK IN THE MERGER?

A: Holders of Newmont common stock will receive one share of Holdco common stock for each share of Newmont common stock that they own.

Q: WHAT WILL HAPPEN TO SHARES OF $3.25 CONVERTIBLE PREFERRED STOCK IN THE
   MERGER?

A: If we complete the merger, pursuant to the merger agreement, we have the option either to leave outstanding our $3.25 convertible preferred stock or exchange the outstanding shares of our $3.25 convertible preferred stock for shares of Holdco $3.25 convertible preferred stock. In either case, holders of convertible preferred stock after the merger will be entitled to vote together with the holders of common stock on all matters relating to Newmont (if we choose to leave outstanding our $3.25 convertible preferred stock) or Holdco (if we effect the exchange for Holdco convertible preferred stock).

   In general, absent non-payment of dividends, our $3.25 convertible preferred stock does not currently have voting rights and will not obtain further voting rights if we do not complete the merger.

Q: WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO NEWMONT
   STOCKHOLDERS?

A: We expect that holders of Newmont common stock will not be required to pay any U.S. federal income tax as a result of the merger. Holders should consult their own tax advisors regarding the tax consequences to them of the merger.

Q: WHEN IS THE SPECIAL MEETING OF STOCKHOLDERS?

A: The special meeting will take place on February ., 2002. The location of the special meeting is specified on the cover page of this document.

Q: WHAT WILL HAPPEN AT THE SPECIAL MEETING?

A: At the special meeting, our stockholders will vote on four matters:

    .  adoption of the merger agreement;

    . a proposed amendment to our restated certificate of incorporation to increase the number of authorized shares of common stock from 250 million shares to 750 million shares, which will be enacted in the event that the restructuring is not completed; and

    . the issuance of the shares of Holdco or, in the event that the restructuring is not completed, shares of Newmont common stock necessary to complete the transactions.

   Unless we complete the restructuring through the merger or amend our restated certificate of incorporation, we will not have authorized sufficient shares of Holdco common stock, or Newmont common stock, as the case may be, to complete the transactions. We cannot complete the merger, amend our restated certificate of incorporation or issue the shares necessary to complete the acquisitions of Normandy or Franco-Nevada unless our stockholders vote in favor of these proposals.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, FOR THE ISSUANCE OF SHARES OF HOLDCO OR NEWMONT COMMON STOCK AND FOR THE ADJOURNMENT OF THE MEETING, IF NECESSARY, TO PERMIT THE SOLICITATION OF FURTHER VOTES IN FAVOR OF THESE PROPOSALS.

Q: WHAT DO I NEED TO DO TO VOTE?

A: Mail your signed proxy card in the enclosed return envelope. You also may vote by telephone or through the Internet, in each case, as soon as possible so that your shares may be represented at the special meeting. In order to ensure that we obtain your vote, please vote as instructed on your proxy card, even if you currently plan to attend the special meeting in person.

Q: WHAT WILL HAPPEN IF THE MERGER AGREEMENT IS NOT ADOPTED BY THE STOCKHOLDERS?

A: If we do not receive the required stockholder vote for adoption of the merger agreement, we cannot complete the restructuring. We may also choose not to engage in the restructuring even if we obtain the necessary stockholder approval. See "The Transactions--Overview" on page 32.

   THE RESTRUCTURING CONTEMPLATED BY THE MERGER AGREEMENT IS NOT A PREREQUISITE TO THE TRANSACTIONS. If, for whatever reason, the restructuring contemplated by the merger agreement is not completed, then Normandy and Franco-Nevada stockholders would receive Newmont (not Holdco) common stock pursuant to the transactions. In order to have authorized under our restated certificate of incorporation sufficient shares of Newmont common stock for issuance to Normandy and Franco-Nevada stockholders in the transactions, we must amend our restated certificate of incorporation. Further, under New York Stock Exchange rules, we may not issue the number of shares necessary to complete the transactions unless that issuance is approved by our stockholders. THEREFORE, YOUR VOTES ON THE PROPOSALS TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION AND TO APPROVE THE ISSUANCE OF THE SHARES ARE SIGNIFICANT REGARDLESS OF YOUR APPROVAL OR REJECTION OF THE MERGER PROPOSAL.

Q: HAS THE NORMANDY BOARD OF DIRECTORS MADE ANY RECOMMENDATION REGARDING THE
   OFFER TO NORMANDY SHAREHOLDERS AND HOLDERS OF NORMANDY AMERICAN DEPOSITARY SHARES, OR ADSS?

A: Yes. Subject to its fiduciary duties, the Normandy board of directors has agreed to recommend our offer to Normandy shareholders and holders of Normandy ADSs.

Q: HAS THE FRANCO-NEVADA BOARD OF DIRECTORS MADE ANY RECOMMENDATION REGARDING
   NEWMONT'S PROPOSED ACQUISITION OF ALL OF THE OUTSTANDING FRANCO-NEVADA COMMON SHARES?

A: Yes. Other than Mr. Seymour Schulich, Mr. Pierre Lassonde and Mr. M. Craig
   Haase,
   who are members of the management of Franco-Nevada and recused themselves from voting, each member of the Franco-Nevada board of directors voted to approve our proposed acquisition of all of the outstanding Franco-Nevada common shares and recommends that Franco-Nevada shareholders vote to approve the arrangement. Messrs. Schulich and Lassonde recused themselves from voting due to their interests in the transaction, but have independently agreed with Newmont to escrow a significant portion of their Franco-Nevada common shares that will be exchanged for shares of our common stock as a demonstration of their commitment to the success of New Newmont.

Q: SHOULD I SEND IN MY NEWMONT STOCK CERTIFICATES NOW?

A: No. If and when the merger is completed, each certificate representing shares of Newmont common stock will automatically represent identical shares of Holdco common stock. Please do not send in any Newmont stock certificates.

Q: HOW DO I VOTE MY SHARES IF MY SHARES ARE HELD IN "STREET NAME"?

A: You should contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares of Newmont common stock. Your broker will not vote your shares unless the broker receives appropriate instructions from you.

Q: MAY I CHANGE MY VOTE EVEN AFTER RETURNING A PROXY CARD?

A: Yes. If you want to change your vote, you may do so at any time before the special meeting by sending to the secretary of Newmont a proxy with a later date or by voting again by telephone or through the Internet. Alternatively, you may revoke your proxy by delivering to the secretary of Newmont a written revocation prior to the special meeting or by voting in person at the special meeting.

   If you require assistance in changing or revoking a proxy, you should contact MacKenzie Partners, our solicitation agent for the merger, at 1-800-322-2885.

Q: WHAT IF I DON'T INDICATE A VOTE OR FAIL TO VOTE?

A: If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted in favor of the proposals. If you fail to vote in any of the ways outlined in the proxy card, or if you fail to instruct your broker how to vote shares held for you in the broker's name, the effect will be the same as a vote against the proposals.

Q: IF I HAVE MORE QUESTIONS ABOUT THE MERGER, THE TRANSACTIONS OR THE COMPANIES
   THAT ARE THE SUBJECT OF THE TRANSACTIONS, WHERE CAN I FIND ANSWERS?

A: In addition to reading this document, the appendices to this document and the documents we have incorporated in this document by reference, you can find more information about the merger, the transactions or the companies that are the subject of the transactions in filings with the Securities and Exchange Commission and the NYSE. Please see "Where You Can Find More Information" on page 131.

Q: WHOM CAN I CALL WITH QUESTIONS?

A: You may also contact:
                        [LOGO] MacKenzie Partners, Inc.
                               156 Fifth Avenue
                           New York, New York 10010

                         (212) 929-5500 (CALL COLLECT)
                        (800) 322-2885 (CALL TOLL-FREE)

                                    SUMMARY

   THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE OTHER DOCUMENTS TO WHICH THIS DOCUMENT REFERS TO FULLY UNDERSTAND THE MERGER, THE TRANSACTIONS AND THE OTHER MATTERS BEING SUBMITTED TO STOCKHOLDERS. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE
131. EACH ITEM IN THIS SUMMARY INCLUDES A PAGE REFERENCE DIRECTING YOU TO A MORE COMPLETE DESCRIPTION OF THAT ITEM. YOU SHOULD ALSO READ CAREFULLY AND CONSIDER THE RISK FACTORS BEGINNING ON PAGE 19.

   THROUGHOUT THIS DOCUMENT, UNLESS THE CONTEXT DEMANDS OTHERWISE, WHEN WE USE THE TERM "MERGER," WE ARE REFERRING TO THE RESTRUCTURING OF NEWMONT CONTEMPLATED BY THE MERGER AGREEMENT AND WHEN WE USE THE TERM "TRANSACTIONS," WE ARE REFERRING TO (1) THE PROPOSED ACQUISITION OF NORMANDY AND (2) THE PROPOSED ACQUISITION OF FRANCO-NEVADA.

   WHEN WE USE THE TERM "NORMANDY SHARES," WE ARE REFERRING TO THE ORDINARY SHARES IN THE CAPITAL STOCK OF NORMANDY, INCLUDING THOSE HELD AS AMERICAN DEPOSITARY SHARES, OR ADSS (EACH ADS REPRESENTING TEN ORDINARY SHARES OF NORMANDY).

THE COMPANIES (PAGE 71)

NEWMONT MINING CORPORATION
1700 Lincoln Street
Denver, Colorado 80203
(303) 863-7414

   We are a Delaware corporation whose shares are listed or quoted on the New York Stock Exchange (NYSE) and Euronext Brussels under the symbol "NEM" and on the Swiss Exchange under the symbol "NMM". In connection with the acquisition of Normandy, we have also applied to list our shares on the Australian Stock Exchange (ASX). We are a leading world gold producer, with operations in the United States, Canada, Mexico, Peru, Bolivia, Uzbekistan, Australia and Indonesia. We are engaged in the production of gold and exploration for gold, and the acquisition and development of gold properties worldwide. We expect to produce 5.4 million ounces of gold in 2001, and have extensive gold reserves, totalling more than 66 million ounces in 2000. We are also a producer of copper concentrates, and a recognized research and development leader in exploration and metal extraction.

DELTA HOLDCO CORP.
1700 Lincoln Street
Denver, Colorado 80203
(303) 863-7414

   Holdco, a Delaware corporation to be renamed "Newmont Mining Corporation" after the merger, is a shell entity recently formed for the purpose of effecting the merger. It is presently a direct, wholly owned subsidiary of Newmont. To date, Holdco has not engaged in any business activities other than those incident to its formation, the execution of the merger agreement and the preparation of this document.

DELTA ACQUISITIONCO CORP.
1700 Lincoln Street
Denver, Colorado 80203
(303) 863-7414

   Acquisitionco, a Delaware corporation, is a shell entity recently formed for the purpose of effecting the merger. It is presently a direct, wholly owned subsidiary of Holdco. To date, Acquisitionco has not engaged in any business activities other than those in connection with the merger.

NORMANDY MINING LIMITED
100 Hutt Street
Adelaide, 5000, South Australia
Australia
+61-8-8303-1700

   Normandy is a company incorporated in Australia whose ordinary shares are listed on the ASX and whose ADSs are listed on the Toronto Stock Exchange (TSE) under the symbol "NDY". Normandy is Australia's largest gold producer, producing over two million ounces of gold each year. Normandy has extensive production and exploration interests, with operations in Australia, the United States, New Zealand, Turkey, Chile, Brazil, Canada, Ghana and Uganda. Normandy is also a producer of zinc concentrates (from its Golden Grove operations), cobalt (from Kasese Cobalt Company Limited) and magnesium (from Australian Magnesium Corporation Limited).

FRANCO-NEVADA MINING CORPORATION LIMITED
20 Eglington Avenue West, Suite 1900
Toronto, Ontario, Canada M4R 1K8
(416) 480-6480

   Franco-Nevada is a company incorporated under the laws of Canada. Its common shares are listed on the TSE under the symbol "FN", its class A warrants are listed on the TSE under the symbol "FN.WT" and its class B warrants are listed on the Canadian Venture Exchange (CDNX) under the symbol "YFN.WT.B".

   Franco-Nevada is the leading precious minerals royalty company and, by market capitalization, ranks among the largest gold companies in the world. Franco-Nevada continues to deliver superior returns to investors through its high-quality, high-margin assets in gold, platinum group metals, diamonds and oil and gas located in politically secure countries. Franco-Nevada, which is debt-free, has a very strong track record of successful investments. Franco-Nevada has as key assets its Goldstrike gold royalty in Nevada, its Stillwater platinum group metals royalty in Montana and its oil and gas royalties in western Canada. Franco-Nevada is also Normandy's largest shareholder, holding 446.1 million Normandy shares, which represents a 19.79% interest in Normandy, calculated on a fully diluted basis.

THE SPECIAL MEETING (PAGE 28)

   The special meeting of stockholders will be held on . , February ., 2002, at . , local time, at . , Denver, Colorado. At the special meeting, you will be asked to:

  .  adopt the merger agreement;

  . approve an amendment to our restated certificate of incorporation to increase the number of authorized shares of Newmont common stock from 250 million shares to 750 million shares in the event the restructuring contemplated by the merger agreement is not completed;

  . approve the issuance of Holdco common stock, or, in the event the restructuring contemplated by the merger agreement is not completed, Newmont common stock, to be issued to the stockholders of Normandy and Franco-Nevada pursuant to our proposed acquisitions of Normandy and Franco-Nevada; and

  . adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the above proposals.

RECORD DATE; VOTE REQUIRED (PAGES 28 AND 29)

   You can vote at the special meeting if you owned Newmont common stock at the close of business on . , 2002. On that date, the record date, there were . shares of Newmont common stock outstanding and entitled to vote. You can cast one vote for each share of Newmont common stock you then owned.

   Adoption of the merger agreement and approval of the amendment to our restated certificate of incorporation requires the affirmative vote of the holders of the majority of shares of Newmont common stock outstanding as of the record date. Approval of the share issuance requires the approval of the holders of a majority of the votes cast on the proposal, provided that at least a majority of the shares of Newmont common stock are voted at the special meeting.

   As of the close of business on the record date, Newmont directors and executive officers beneficially owned approximately .% of the outstanding shares of Newmont common stock. These individuals have indicated that they intend to vote in favor of our proposals.

THE TRANSACTIONS (PAGE 32)

   THE FORM OF THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS DOCUMENT. THE ARRANGEMENT AGREEMENT WITH FRANCO-NEVADA IS ATTACHED AS APPENDIX B TO THIS DOCUMENT. THE DEEDS OF UNDERTAKING WITH NORMANDY ARE ATTACHED AS APPENDIX C TO THIS DOCUMENT. PLEASE READ THESE DOCUMENTS CAREFULLY, AS THEY ARE THE LEGAL DOCUMENTS THAT GOVERN THE TRANSACTIONS.

   In the transactions, we intend to acquire both Normandy and Franco-Nevada to create the world's largest gold producer. We refer to the combined company resulting from one or both of these acquisitions as "New Newmont." To acquire Normandy, we are making an off-market bid for all the Normandy shares held by persons other than Franco-Nevada and its subsidiaries. To acquire Franco-Nevada, we have entered into the arrangement agreement, pursuant to which holders of Franco-Nevada common shares will receive 0.8 of a share of Newmont common stock (or exchangeable shares, exchangeable for Newmont common stock) for each of their Franco-Nevada common shares. Our bid for Normandy is not conditioned on completion of the Franco-Nevada transaction. However, the completion of the Franco-Nevada transaction is conditioned on us and our associates achieving a relevant interest in at least 50.1% of the Normandy shares, calculated on a fully diluted basis.

   To complete the transactions, our stockholders must approve the issuance of the shares of Holdco common stock or, in the event the merger is not completed, shares of Newmont common stock to be issued to Franco-Nevada stockholders pursuant to the arrangement agreement and to holders of Normandy shares pursuant to our bid for Normandy. In addition, if the common stock to be issued is Newmont common stock, our stockholders must approve an amendment to our restated certificate of incorporation to increase the number of authorized shares of Newmont common stock to be issued in connection with the transactions.

THE MERGER (PAGE 51)

       GENERAL: THE RESTRUCTURING

   In connection with the transactions, we propose a merger with Acquisitionco, an indirect, wholly owned subsidiary created for the purpose of effecting the merger. After the merger, we will survive as a wholly owned subsidiary of Holdco, which will become the holding company for the Newmont group and will directly own all the common stock of Newmont. Holdco will be renamed "Newmont Mining Corporation," and you will become stockholders of the new Newmont Mining Corporation.

       CONVERSION OF NEWMONT STOCK

   If we complete the merger, each share of Newmont common stock will be converted, without any action on your part, into one share of Holdco common stock. Pursuant to the merger agreement, we have the option either to leave outstanding the shares of our $3.25 convertible preferred stock or to exchange the outstanding shares of our $3.25 convertible preferred stock for shares of Holdco $3.25 convertible preferred stock having the same preferences and rights with respect to Holdco. In either case, the holders of convertible preferred stock will be entitled to vote together with the holders of common stock on all matters relating to Newmont (if we choose to leave outstanding our convertible preferred stock) or Holdco (if we effect the exchange for Holdco convertible preferred stock). In either case, the aggregate voting power of the Holdco convertible preferred stock, as a class, or the Newmont convertible preferred stock, as a class, will be commensurate with the proportionate economic interest in Newmont of holders of Newmont convertible preferred stock, as a class, immediately prior to the completion of the merger.

   In general, absent non-payment of dividends, our $3.25 convertible preferred stock does not currently have voting rights and will not obtain further voting rights if we do not complete the merger.

   MANAGEMENT AND OPERATIONS AFTER THE TRANSACTIONS (PAGE 48)

   Upon completion of the transactions and the merger, Wayne W. Murdy, our current president and Chief Executive Officer, will serve as Chairman and Chief Executive Officer of New Newmont. Pierre Lassonde, currently President and Co-Chief Executive Officer of Franco-Nevada, will serve as President of New Newmont.

   The New Newmont board of directors will consist of 17 members, including the current 12 directors of Newmont, Seymour Schulich and Pierre Lassonde, the co-chief executive officers of Franco-Nevada, one additional nominee from Franco-Nevada and two nominees from Normandy. Robert J. Champion de Crespigny, currently Chairman and Chief Executive Officer of Normandy, will be invited to fill one of the Normandy positions.

   If the Normandy transaction is completed but the Franco-Nevada transaction is not, New Newmont's board of directors will consist of 14 members, including the current 12 directors of Newmont and two nominees from Normandy. Mr. Champion de Crespigny will be invited to fill one of the Normandy positions. Mr. Murdy will serve as Chairman, President and Chief Executive Officer of New Newmont.

   OUR RECOMMENDATION TO STOCKHOLDERS (PAGE 44)

   Your board of directors has determined that the merger agreement, the proposed amendment to Newmont's restated certificate of incorporation, the issuance of shares and the proposed transactions with Normandy and Franco-Nevada are fair to and in the best interests of Newmont and its stockholders and has declared them advisable. Your board has approved the merger agreement, the proposed amendment to our restated certificate of incorporation and the issuance of the shares necessary to complete the transactions. YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE AMENDMENT TO NEWMONT'S RESTATED CERTIFICATE OF INCORPORATION, FOR THE ISSUANCE OF SHARES OF HOLDCO OR NEWMONT COMMON STOCK AND FOR THE ADJOURNMENT OF THE MEETING, IF NECESSARY, TO PERMIT THE SOLICITATION OF FURTHER VOTES IN FAVOR OF THESE PROPOSALS.

   TERMINATION (PAGE 51)

   The merger agreement may be terminated before the effective time of the merger, notwithstanding the adoption of the merger agreement by our stockholders, for any reason by any of the parties to the merger agreement.

   In addition, a number of factors may lead to the non-completion of the proposed offer for Normandy shares and the termination of the arrangement agreement concerning Franco-Nevada common shares. See "The Acquisition of Normandy" and "The Acquisition of Franco-Nevada" on pages 53 and 61, respectively.

APPRAISAL RIGHTS (PAGE 127)

   Under Delaware law, you are not entitled to appraisal rights in connection with the transactions or the merger.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES (PAGE 49)

   The parties have structured the transaction so that it is anticipated that the merger will be a reorganization for U.S. federal income tax purposes and/or that the merger, taken together with the exchange of Normandy shares for New Newmont common stock and the exchange of Franco-Nevada common shares for New Newmont common stock will be treated as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended. If the merger is a reorganization and/or an exchange described in Section 351 of the Internal Revenue Code, holders of Newmont common stock will not recognize gain or loss for U.S. federal income tax purposes in the transaction. You are strongly urged to consult with a tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences of the merger to you.

REGULATORY REQUIREMENTS (PAGE 45)

   Pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or HSR Act, on November 28, 2001, we filed a Premerger Notification and Report Form in connection with our offer for Normandy with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission. The applicable waiting period following the filing was terminated early by the FTC on December 21, 2001. On November 28, 2001, we filed a Premerger Notification and Report Form in connection with our acquisition of Franco-Nevada. The applicable waiting period will expire on December 28, 2001, unless it is terminated earlier or extended by the FTC or the Antitrust Division.

   We and Franco-Nevada filed a request for an advance ruling certificate with the Canadian Commissioner of Competition on December 14, 2001. We also filed an application for review of the arrangement with Franco-Nevada with the Minister responsible for the Investment Canada Act.

   Under the Foreign Acquisitions and Takeovers Act 1975 (Cth) of Australia, we must notify the Foreign Investment Review Board, or FIRB, which acts on behalf of the Treasurer of Australia, before we acquire more than 15% of Normandy. The Treasurer may prohibit the acquisition, if the Treasurer considers that it would be contrary to the national interest. The Treasurer must decide within 30 days whether he has any objection to the acquisition, or extend the time for making a decision by up to a further 90 days. The notification was lodged with FIRB on December 7, 2001; accordingly, the initial period for a decision will expire on January 6, 2002.

   We and Normandy conduct operations in a number of other jurisdictions where regulatory filings or approvals may be required in connection with the offer for Normandy. We have made antitrust filings with the relevant authorities in Brazil. We are currently in the process of reviewing whether any other filings will be required or advisable in other jurisdictions, and currently intend to make the appropriate regulatory filings and applications if it is determined that such filings are required or advisable.

   In addition, our arrangement with Franco-Nevada is subject to approval by the Superior Court of the Province of Ontario. See "The Acquisition of Franco-Nevada--Court Approval of the Arrangement and Completion of the Franco-Nevada Transaction" on page 68.

COMPARATIVE PER SHARE MARKET PRICE INFORMATION (PAGE 103)

   Shares of Newmont common stock are listed on the NYSE under the symbol "NEM", Normandy ordinary shares are listed on the ASX under the symbol "NDY", Normandy ADSs are listed on the TSE under the symbol "NDY", and Franco-Nevada common shares are listed on the TSE under the symbol "FN."

   The following table sets out historical closing prices per share for shares of Newmont common stock, Normandy ordinary shares and Normandy ADSs and the equivalent pro forma market value per share of Normandy ordinary shares and Normandy ADSs on

  . December 7, 2001, the last trading day before we announced our intention to commence the revised offer for Normandy, and

  . January . , 2002, the most recent practicable date before the mailing of this document.

   All the price information is presented in U.S. dollars. The closing prices per share of Normandy ordinary shares have been converted into U.S. dollars from Australian dollars and the closing prices per share of Normandy ADSs have been converted into U.S. dollars from Canadian dollars based on the noon buying rates for those currencies on December 7, 2001 and January . , 2002, as reported by the Federal Reserve Bank of New York.

   The equivalent pro forma market values per share of Normandy ordinary shares and Normandy ADSs are determined by multiplying the price per share of Newmont common stock by the equivalent exchange ratio of 3.85 shares of Newmont common stock plus A$40.00 (converted at the applicable noon buying rate) for every 100 Normandy ordinary shares, which is the consideration we are currently offering under the offer for Normandy.

                      ------------------------------------------------------
                                               US$
                      ------------------------------------------------------
                                                       NORMANDY   NORMANDY
                                                        SHARES      ADSS
                                                      EQUIVALENT EQUIVALENT
                                                         PRO        PRO
                              NORMANDY    NORMANDY      FORMA      FORMA
                      NEWMONT  SHARES       ADSS        MARKET     MARKET
                      (NYSE)   (ASX)       (TSE)        VALUE      VALUE
                      ------- --------    --------    ---------- ----------
    December 7, 2001. $22.02   $0.87/(1)/  $8.55/(3)/   $1.06      $10.56
    January  . , 2002 $    .   $  . /(2)/  $  . /(4)/   $   .      $    .

--------
(1) On December 7, 2001, US$1.00 bought 1.9395 Australian dollars
(2) On January  . , 2002, US$1.00 bought  .  Australian dollars
(3) On December 7, 2002, US$1.00 bought 1.5725 Canadian dollars
(4) On January  . , 2002, US$1.00 bought  .  Canadian dollars

   The following table sets out historical closing prices per share for shares of Newmont common stock and Franco-Nevada common shares and the equivalent pro forma market value per share of Franco-Nevada common shares on

  . November 13, 2001, the last trading day before we announced the arrangement agreement, and

  . January . , 2002, the most recent practicable date before the mailing of this document.

   All the price information is presented in U.S. dollars. The closing prices per share of Franco-Nevada common shares have been converted into U.S. dollars from Canadian dollars based on the noon buying rates on November 13, 2001, December 7, 2001 and January . , 2002, as reported by the Federal Reserve Bank of New York.

   The equivalent pro forma market value per share of Franco-Nevada common shares is determined by multiplying the price of a share of Newmont common stock by the exchange ratio of 0.80 of a share of Newmont common stock for each Franco-Nevada common share, which is the consideration we are offering under arrangement agreement.

                                            ---------------------------------
                                                          US$
                                            ---------------------------------
                                                    FRANCO-
                                                    NEVADA
                                                    COMMON       EQUIVALENT
                                            NEWMONT SHARES       PRO FORMA
                                            (NYSE)   (TSE)      MARKET VALUE
                                            ------- -------     ------------
    November 13, 2001...................... $22.25  $14.52/(1)/    $17.80
    December 7, 2001....................... $22.02  $14.62/(2)/    $17.62
    January  . , 2002...................... $    .  $   . /(3)/    $    .

--------
(1) On November 13, 2001, US$1.00 bought 1.5982 Canadian dollars
(2) On December 7, 2001, US$1.00 bought 1.5725 Canadian dollars
(3) On January  . , 2002, US$1.00 bought  .  Canadian dollars

       SUMMARY HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL INFORMATION

   SUMMARY UNAUDITED COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

   The table set forth below depicts the Pro Forma Earnings (Loss) Per Share, the Book Value Per Share and Cash Dividends Declared Per Common Share on an equivalent share basis in U.S. dollars (1) for Newmont, Normandy and Franco-Nevada on a historical basis, (2) for the combination of Newmont and Normandy, and the combination of Newmont, Normandy and Franco-Nevada, on a pro forma combined basis and (3) for the combination of Newmont and Normandy, and the combination of Newmont, Normandy and Franco-Nevada, on a per share equivalent pro forma basis for each of Normandy and Franco-Nevada. The pro forma data for the combined company was derived by combining the historical consolidated financial information of Newmont and Normandy, and the historical consolidated financial information of Newmont, Normandy and Franco-Nevada, using the purchase method of accounting for business combinations as described under "New Newmont Unaudited Pro Forma Combined Condensed Financial Statements" on page 105. The Normandy equivalent share pro forma information shows the effect of the combination of Newmont and Normandy, and the combination of Newmont, Normandy and Franco-Nevada, from the perspective of an owner of ordinary shares of Normandy. The Franco-Nevada equivalent share pro forma information shows the effect of the combination of Newmont and Normandy, and the combination of Newmont, Normandy and Franco-Nevada, from the perspective of an owner of common shares of Franco-Nevada.

   You should read the information presented in this table below together with the historical financial information appearing elsewhere in this document or incorporated herein by reference. See "Selected Financial Information" and "Where You Can Find More Information" on pages 14 and 131, respectively. The unaudited pro forma combined data is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the acquisitions.

   The following table outlines the Pro Forma Earnings (Loss) Per Share information on an equivalent share basis:

                                                                       NEWMONT MINING CORPORATION
                                                          ----------------------------------------------------
                                                                                   US$
                                                          ----------------------------------------------------
                                                                                             PRO     PRO FORMA
                                                                                PRO FORMA   FORMA   NEWMONT AND
                                                                     PRO FORMA NEWMONT AND NEWMONT   50.1% OF
                                                                      NEWMONT    100%OF      AND     NORMANDY
                                                                     AND 100%   NORMANDY    50.1%    AND 100%
                                                          HISTORICAL NORMANDY  AND FRANCO- NORMANDY OF FRANCO-
                                                            (US$)      ONLY      NEVADA      ONLY     NEVADA
                                                          ---------- --------- ----------- -------- -----------
Nine Months Ended September 30, 2001--Loss per
 share--basic and diluted................................   $(0.26)   $(0.69)    $(0.38)    $(0.52)   $(0.23)
                                                            ======    ======     ======     ======    ======
 Cash Dividends Declared Per Common Share................   $ 0.09    $ 0.09     $ 0.09     $ 0.09    $ 0.09
                                                            ======    ======     ======     ======    ======
Twelve Months Ended December 31, 2000--Loss per
 share--basic and diluted................................   $(0.47)   $(1.30)    $(0.82)    $(0.97)   $(0.54)
                                                            ======    ======     ======     ======    ======
 Cash Dividends Declared Per Common Share................   $ 0.12    $ 0.12     $ 0.12     $ 0.12    $ 0.12
                                                            ======    ======     ======     ======    ======
As of September 30, 2001--Book Value Per Share...........   $ 7.45    $11.16     $13.75     $ 9.64    $13.03
                                                            ======    ======     ======     ======    ======

                                                                   NORMANDY MINING LIMITED
                                            --------------------------------------------------------------------
                                                                                  US $
                                                       ---------------------------------------------------------
                                                                              PRO FORMA     PRO       PRO FORMA
                                                                  PRO FORMA  EQUIVALENT    FORMA     EQUIVALENT
                                                                  EQUIVALENT NEWMONT AND EQUIVALENT  NEWMONT AND
                                                                   NEWMONT     100% OF    NEWMONT     50.1% OF
                                                       HISTORICAL  AND 100%   NORMANDY   AND 50.1%  NORMANDY AND
                                            HISTORICAL CONVERTED   NORMANDY  AND FRANCO-  NORMANDY     100% OF
                                               (A$)     TO (US$)     ONLY      NEVADA       ONLY    FRANCO-NEVADA
                                            ---------- ---------- ---------- ----------- ---------- -------------
Nine Months Ended September 30, 2001--Loss
 per share--basic and diluted..............  A$(0.180)  $(0.091)   $(0.027)    $(0.015)   $(0.020)     $(0.009)
                                             ========   =======    =======     =======    =======      =======
  Cash Dividends Declared Per Common Share.  A$ 0.025   $ 0.013    $ 0.003     $ 0.003    $ 0.003      $ 0.003
                                             ========   =======    =======     =======    =======      =======
Twelve Months Ended December 31, 2000--
 Loss per share--basic and diluted.........  A$(0.280)  $(0.163)   $(0.050)    $(0.032)   $(0.037)     $(0.021)
                                             ========   =======    =======     =======    =======      =======
  Cash Dividends Declared Per Common Share.  A$ 0.060   $ 0.035    $ 0.005     $ 0.005    $ 0.005      $ 0.005
                                             ========   =======    =======     =======    =======      =======
As of September 30, 2001--Book Value Per
 Share.....................................  A$ 0.570   $ 0.281    $ 0.430     $ 0.529    $ 0.371      $ 0.502
                                             ========   =======    =======     =======    =======      =======

                                                          FRANCO-NEVADA MINING CORPORATION LIMITED
                                            --------------------------------------------------------------------
                                                                                  US $
                                                       ---------------------------------------------------------
                                                                     PRO      PRO FORMA               PRO FORMA
                                                                    FORMA    EQUIVALENT  PRO FORMA   EQUIVALENT
                                                                  EQUIVALENT NEWMONT AND EQUIVALENT  NEWMONT AND
                                                                   NEWMONT     100% OF    NEWMONT     50.1% OF
                                                       HISTORICAL  AND 100%   NORMANDY   AND 50.1%  NORMANDY AND
                                            HISTORICAL CONVERTED   NORMANDY  AND FRANCO-  NORMANDY     100% OF
                                               (C$)     TO (US$)     ONLY      NEVADA       ONLY    FRANCO-NEVADA
                                            ---------- ---------- ---------- ----------- ---------- -------------
Nine Months Ended September 30, 2001--
 Earnings (Loss) from continuing operations
 per share--basic and diluted..............   C$0.47     $0.31      $(0.55)    $(0.30)     $(0.42)     $(0.18)
                                              ======     =====      ======     ======      ======      ======
Cash Dividends Declared Per Common Share...   C$0.35     $0.23      $ 0.07     $ 0.07      $ 0.07      $ 0.07
                                              ======     =====      ======     ======      ======      ======
Twelve Months Ended March 31, 2001--
 Earnings (Loss) from continuing operations
 per share--basic and diluted..............   C$0.51     $0.34      $(1.04)    $(0.66)     $(0.78)     $(0.43)
                                              ======     =====      ======     ======      ======      ======
  Cash Dividends Declared Per Common
   Share...................................   C$0.35     $0.23      $ 0.10     $ 0.10      $ 0.10      $ 0.10
                                              ======     =====      ======     ======      ======      ======
As of September 30, 2001--Book Value Per
 Share.....................................   C$9.58     $6.07      $ 8.93     $11.00      $ 7.71      $10.42
                                              ======     =====      ======     ======      ======      ======

   Shares of Newmont common stock are currently listed on the NYSE under the symbol "NEM". If we complete the merger, Holdco will change its name to "Newmont Mining Corporation" and shares of Holdco common stock will be listed on the NYSE under the symbol "NEM".

                        SELECTED FINANCIAL INFORMATION
                          NEWMONT MINING CORPORATION

   The table below shows selected historical financial information for Newmont as of and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 and has been prepared using the audited consolidated financial statements of Newmont. The information as of and for the nine months ended September 30, 2001 and 2000 has been prepared using the unaudited condensed consolidated financial statements of Newmont. This information is only summary, and you should read it in conjunction with Newmont's historical financial statements and related notes and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the annual reports, quarterly reports and other information on file with the Securities and Exchange Commission. See "Where You Can Find More Information" on page 131 for more information.

                                              FOR THE NINE MONTHS                  FOR THE YEARS ENDED
                                              ENDED SEPTEMBER 30,                     DECEMBER 31,
                                            -----------------------  -----------------------------------------------
                                                                (IN MILLIONS, EXCEPT PER SHARE)
                                                2001        2000       2000      1999      1998      1997     1996
                                            ------------ ----------- --------  --------  --------  -------- --------
Sales......................................   $1,210.9    $1,283.7   $1,809.5  $1,627.1  $1,730.5  $1,917.7 $1,529.7
Income (loss) before cumulative effect of
 changes in accounting principle applicable
 to common shares..........................   $  (51.0)   $  (56.3)  $  (89.8) $ (102.0) $ (608.6) $   55.2 $   16.8
Net income (loss) applicable to common
 shares....................................   $  (51.0)   $  (68.8)  $ (102.3) $ (102.0) $ (641.5) $   51.5 $   16.8
Income (loss) per common share:
Before cumulative effect of changes in
 accounting principle per common share,
 basic and diluted.........................   $  (0.26)   $  (0.29)  $  (0.47) $  (0.53) $  (3.32) $   0.31 $   0.09
Net income (loss) per common share, basic
 and diluted(1)(2).........................   $  (0.26)   $  (0.36)  $  (0.53) $  (0.53) $  (3.50) $   0.29 $   0.09
Dividends declared per common share........   $   0.09    $   0.09   $   0.12  $   0.12  $   0.12  $   0.12 $   0.12

                                            SEPTEMBER 30 DECEMBER 31
AT PERIOD END,                              ------------ -----------
Total assets...............................   $3,977.3    $3,916.8   $3,916.8  $3,951.9  $4,022.0  $4,707.2 $4,319.0
Long-term debt, including current portion..   $1,281.5    $1,199.8   $1,199.8  $1,246.8  $1,489.8  $1,512.6 $1,211.9
Stockholders' equity.......................   $1,459.6    $1,500.0   $1,500.0  $1,570.3  $1,687.3  $2,097.1 $2,101.1

--------
/(1)/ Net loss includes the cumulative effect of changing the accounting method for start-up costs of $0.18 per share, net of tax, in 1998 and for revenue recognition of $0.06 per share in 2000. Net loss in 2000 also included noncash items of $0.23 for asset write-offs, US$0.12 for loss on Lihir Securities, $0.14 for an acquisition settlement and $0.04 for merger expenses.

/(2)/ Net loss included, for the nine months ended September 30, 2001, $0.23, net of tax, for merger and restructuring expenses associated with the acquisition of Battle Mountain Gold Company in January 2001.

                        SELECTED FINANCIAL INFORMATION
                            NORMANDY MINING LIMITED


   The following table sets forth selected historical financial data of Normandy for each of the five years ended and as at June 30, 2001 and the three-month periods ended September 30, 2000 and 2001. The selected historical financial data for the five-year period ended June 30, 2001 has been extracted from, and should be read in conjunction with, Normandy's audited annual consolidated financial statements for the five-year period ended June 30, 2001, including the notes thereto, included in Normandy's annual shareholder reports prepared for those financial years. The selected historical financial data for the three months ended September 30, 2000 and 2001 has been extracted from, and should be read in conjunction with, Normandy's unaudited simplified financial statements for these periods, including the notes thereto, included in Normandy's reports on activities to shareholders for each of the three-month periods ended September 30, 2000 and 2001. Normandy's audited annual consolidated financial statements for each of the three years ended June 30, 2001, including the notes thereto, as extracted from Normandy's annual shareholder reports, as well as Normandy's unaudited simplified financial statements for the three months ended and as at September 30, 2001, including the notes thereto, as extracted from Normandy's report on activities to shareholders, have been reproduced in Appendix D to this document. See "Risk Factors--Risks Related to the Transactions" on page 19 and "The Companies Business of Normandy--Disclaimer Information in Relation to Normandy" on page 95 for further information on this data.

   The selected historical financial data for the five years ended and as at June 30, 2001 were prepared in Australian dollars as prescribed by Australian law and in accordance with Australian Accounting Standards. Except where expressly stated otherwise, the financial information presented in this proxy statement/prospectus relating to Normandy is expressed in Australian dollars. For information on the exchange rates between Australian dollars and U.S. dollars, and Canadian dollars and U.S. dollars, see "--Selected Exchange Rate Data" on page 17.

                                                                   THREE MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,          YEARS ENDED JUNE 30,
                                                                   ------------  --------------------------------------
                                                                    2001   2000   2001    2000    1999    1998    1997
                                                                   ------  ----  ------  ------  ------  ------  ------
                                                                    A$M    A$M    A$M     A$M     A$M     A$M     A$M
CONSOLIDATED STATEMENT OF INCOME
Sales revenue..................................................... $  430  $  *  $1,544  $1,324  $1,356  $1,484  $1,334
Total depreciation and amortization............................... $  (72) $(62) $ (287) $ (141) $ (160) $ (191) $ (166)
Profit/(loss) from ordinary activities(1)......................... $   52  $ 39  $ (103) $ (285) $  113  $  140  $  206
Income tax (expense) benefit relating to ordinary activities...... $  (12) $ (8) $  (20) $    9  $  (32) $  (33) $  (61)
Net profit/(loss) attributable to members of the parent entity.... $   35  $ 31  $ (155) $ (282) $  104  $  119  $  124

OTHER FINANCIAL DATA
Basic earnings/(loss) per share (in Australian cents per share)(2)      *     *    (8.6)  (16.2)    6.1     7.2     7.8
Dividends per share (in Australian cents per share)...............     --    --     2.5     6.0     6.0     6.0     6.0
Total cash costs (A$/ounce)(3).................................... $  310  $298  $  300  $  304  $  335  $  321  $  336

CONSOLIDATED BALANCE SHEET DATA (AS AT END OF PERIOD)
Current assets.................................................... $  870        $  800  $  672  $  838  $  570  $  595
Non-current assets................................................ $3,088        $3,047  $2,954  $2,560  $2,506  $2,020
Total assets...................................................... $3,958        $3,847  $3,626  $3,397  $3,076  $2,615
Current liabilities............................................... $  622        $  603  $  523  $  907  $  366  $  507
Non-current liabilities........................................... $1,899        $1,846  $2,117  $1,117  $1,212  $  731
Total liabilities................................................. $2,521        $2,449  $2,640  $2,024  $1,578  $1,238
Net assets........................................................ $1,437        $1,398  $  986  $1,373  $1,498  $1,377
Stockholders equity............................................... $1,437        $1,398  $  986  $1,373  $1,498  $1,377

SHARES IN ISSUE (IN MILLIONS).....................................  2,231         2,231   1,752   1,717   1,671   1,632

--------
*  This information has not been publicly disclosed by Normandy.
(1) Prior to the year ended June 30, 2001, information disclosed as operating profit/(loss) before income tax.
(2) Prior to the year ended June 30, 2001, information disclosed as basic earnings per share after abnormal items.
(3) A consolidated group cash cost (A$/ounce) is not presented, only cash cost (A$/ounce) for gold operations is available.

   SEE APPENDIX D FOR MORE DETAILED INFORMATION ON NORMANDY'S HISTORICAL FINANCIAL INFORMATION.

                        SELECTED FINANCIAL INFORMATION
                   FRANCO-NEVADA MINING CORPORATION LIMITED

   The table below shows selected historical financial information for Franco-Nevada as of and for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 and has been prepared using the audited consolidated financial statements of Franco-Nevada. The information as of and for the six months ended September 30, 2001 and 2000 has been prepared using the unaudited consolidated financial statements of Franco-Nevada. This information is only summary, and you should read it in conjunction with Franco-Nevada's historical financial statements and related notes and Management's Discussion and Analysis contained in Appendix E of this document.

                                    SIX MONTHS ENDED
                                      SEPTEMBER 30                      YEARS ENDED MARCH 31
                                  --------------------- ----------------------------------------------------
                                     2001       2000       2001       2000       1999       1998      1997
                                  ---------- ---------- ---------- ---------- ---------- ---------- --------
                                                             CDN$(000S), CDN GAAP
INCOME STATEMENT
Revenue.......................... $   85,440 $   80,102 $  177,631 $  120,577 $  116,107 $  124,209 $131,479
Income from continuing operations $   55,115 $   44,186 $   79,872 $   63,995 $   63,454 $   72,628 $ 77,839
Discontinued operations.......... $   21,902 $   16,931 $   33,573 $   33,641 $    5,075 $    1,074 $    790
Net Income....................... $   77,017 $   61,117 $  113,445 $   97,636 $   68,529 $   73,702 $ 78,629

PER SHARE DATA
Income from continuing operations $     0.35 $     0.28 $     0.51 $     0.41 $     0.42 $     0.49 $   0.55
Discontinued operations.......... $     0.14 $     0.11 $     0.21 $     0.21 $     0.03 $     0.01 $   0.01
Net Income....................... $     0.49 $     0.39 $     0.72 $     0.62 $     0.45 $     0.50 $   0.56
Dividend per share............... $       -- $       -- $     0.35 $     0.30 $     0.21 $     0.19 $   0.23

BALANCE SHEET DATA
Cash and short term investments.. $  864,053 $  730,099 $  939,011 $  705,714 $  707,507 $  766,004 $636,819
Working capital.................. $  932,359 $  829,992 $  941,193 $  739,489 $  720,467 $  782,833 $637,624
Total assets..................... $1,607,126 $1,514,516 $1,547,750 $1,420,891 $1,389,525 $1,146,256 $932,625
Long term debt................... $       -- $       -- $       -- $       -- $       -- $       -- $     --
Net assets....................... $1,521,700 $1,419,052 $1,435,456 $1,346,187 $1,318,094 $1,096,654 $888,207
Minority interest................ $       -- $       -- $       -- $       -- $       -- $       -- $     --
Shareholders' equity............. $1,521,700 $1,419,052 $1,435,456 $1,346,187 $1,318,094 $1,096,654 $888,207
Common shares outstanding (000s).    158,920    158,631    158,631    158,631    158,357    152,293  145,781

  SEE APPENDIX E FOR MORE DETAILED INFORMATION ON FRANCO-NEVADA'S HISTORICAL
                            FINANCIAL INFORMATION.

                          SELECTED EXCHANGE RATE DATA

   In this document, currency amounts are expressed in U.S. dollars, Canadian dollars or Australian dollars. The following tables set forth, for the periods indicated, the period-end, average, high and low noon buying rates as reported by the Federal Reserve Bank of New York for Australian dollars per US$1.00, and Canadian dollars per US$1.00, based on the noon buying rate expressed in U.S. dollars per Australian dollar or U.S. dollars per Canadian dollars, as the case may be.

                                     PERIOD-END AVERAGE
                                      RATE (1)  RATE (2)   HIGH     LOW
                                     ---------- -------- -------- --------
RECENT MONTHLY DATA
AUSTRALIAN DOLLAR/U.S. DOLLAR /(3)/
December 2001 (through December 21).  A$1.9704  A$1.9406 A$1.9814 A$1.9227
November 2001.......................    1.9220    1.9361   1.9701   1.9168
October 2001........................    1.9881    1.9833   2.0313   1.9459
September 2001......................    2.0218    1.9952   2.0657   1.9120
August 2001.........................    1.8950    1.9062   1.9596   1.8650
July 2001...........................    1.9685    1.9650   1.9810   1.9372
June 2001...........................    1.9608    1.9305   1.9755   1.8954
May 2001............................    1.9732    1.9234   1.9732   1.8904
April 2001..........................    1.9623    1.9936   2.0713   1.9312
March 2001..........................    2.0488    1.9877   2.0488   1.8896
February 2001.......................    1.9055    1.8734   1.9183   1.8051
January 2001........................    1.8248    1.8012   1.8409   1.7507

INTERIM PERIOD DATA
AUSTRALIAN DOLLAR/U.S. DOLLAR /(3)/
Nine Months ended September 30, 2001  A$2.0218  A$1.9272 A$2.0713 A$1.7507

ANNUAL DATA
AUSTRALIAN DOLLAR/U.S. DOLLAR /(2)/
2000................................  A$1.7986  A$1.7197 A$1.9562 A$1.4954
1999................................    1.5244    1.5494   1.6184   1.4899
1998................................    1.6332    1.5896   1.8018   1.4560
1997................................    1.5349    1.3446   1.5408   1.2534
1996................................    1.2588    1.2775   1.3665   1.2225

RECENT MONTHLY DATA
CANADIAN DOLLAR/U.S. DOLLAR
December 2001 (through December 21).  C$1.5850  C$1.5732 C$1.5850 C$1.5635
November 2001.......................    1.5717    1.5922   1.6023   1.5717
October 2001........................    1.5905    1.5717   1.5905   1.5582
September 2001......................    1.5797    1.5686   1.5797   1.5535
August 2001.........................    1.5478    1.5399   1.5490   1.5275
July 2001...........................    1.5310    1.5308   1.5450   1.5102
June 2001...........................    1.5175    1.5245   1.5347   1.5142
May 2001............................    1.5461    1.5411   1.5541   1.5310
April 2001..........................    1.5360    1.5578   1.5790   1.5360
March 2001..........................    1.5784    1.5587   1.5784   1.5388
February 2001.......................    1.5320    1.5216   1.5399   1.4933
January 2001........................    1.4995    1.5032   1.5162   1.4944

                                        PERIOD-END AVERAGE
                                         RATE (1)  RATE (2)   HIGH     LOW
                                        ---------- -------- -------- --------

   INTERIM PERIOD DATA
   CANADIAN DOLLAR/U.S. DOLLAR
   Nine Months ended September 30, 2001  C$1.5797  C$1.5378 C$1.5797 C$1.4933

   ANNUAL DATA
   CANADIAN DOLLAR/US DOLLARS /(2)/
   2000................................  C$1.4995  C$1.4855 C$1.5600 C$1.4350
   1999................................    1.4440    1.4858   1.5302   1.4440
   1998................................    1.5375    1.4836   1.5770   1.4075
   1997................................    1.4288    1.3850   1.4398   1.3357
   1996................................    1.3697    1.3638   1.3822   1.3310

--------
(1) The period-end rate is the noon buying rate on the last business day of the applicable period.
(2) The average of the noon buying rates for Australian dollars or Canadian dollars, as the case may be, is calculated by taking the simple average of the daily noon buying rates, as published by the Federal Reserve Bank of New York, over the relevant period.
(3) Originally published by the Federal Reserve Bank of New York as U.S. dollar/Australian dollar and presented above as Australian dollar/U.S. dollar.

                                 RISK FACTORS

   IN CONSIDERING WHETHER TO VOTE IN FAVOR OF THE MERGER AND THE ISSUANCE OF SHARES OF HOLDCO OR NEWMONT COMMON STOCK AND THE OTHER MATTERS PRESENTED AT THE SPECIAL MEETING, YOU SHOULD CONSIDER ALL OF THE INFORMATION WE HAVE INCLUDED IN THIS DOCUMENT AND ITS APPENDICES AND ALL OF THE INFORMATION INCLUDED IN THE DOCUMENTS WE HAVE INCORPORATED BY REFERENCE. IN ADDITION, YOU SHOULD PAY PARTICULAR ATTENTION TO THE FOLLOWING RISKS RELATED TO THE TRANSACTIONS, WHICH HAVE BEEN SEPARATED INTO THREE GROUPS:

    .  risks related to the transactions;

    .  risks related to the gold mining industry generally; and

    .  risks related to our operations.

RISKS RELATED TO THE TRANSACTIONS

  UNCERTAINTIES EXIST IN INTEGRATING THE BUSINESS OPERATIONS OF THE THREE COMPANIES.

   We intend, to the extent possible, to integrate our operations with those of Normandy and, if the plan of arrangement is completed, Franco-Nevada. This intention, and the risks associated with it, apply whether or not we acquire Franco-Nevada. Our goal in integrating these operations is to increase earnings and achieve cost savings by taking advantage of the synergies of consolidation and enhanced growth opportunities. We may encounter substantial difficulties integrating our operations with Normandy's and Franco-Nevada's operations, resulting in a delay or the failure to achieve the anticipated synergies and, therefore, the expected increases in earnings. Moreover, the integration process may cause us to incur substantial costs as a result of, among other things:

    .  loss of key employees;

    . possible inconsistencies in standards, controls, procedures and policies, business cultures and compensation structures among us, Normandy and Franco-Nevada, and the need to implement, integrate and harmonize various business-specific operating procedures and systems, as well as company-wide financial, accounting, information and other systems; and

    . the diversion of management's attention from day-to-day business as a result of the need to deal with integration issues.

   For these reasons, we may fail to complete successfully the necessary integration of Newmont, Normandy and Franco-Nevada, or Newmont and Normandy (as the case may be) or to realize any of the anticipated benefits of the integration of the three companies. Actual cost savings and synergies may be lower than we currently expect and may take a longer time to achieve than we currently anticipate.

  FULL INTEGRATION OF OUR OPERATIONS WITH NORMANDY'S OPERATIONS MAY NOT BE ACHIEVED IF WE CANNOT COMPULSORILY ACQUIRE ALL OUTSTANDING NORMANDY SHARES.

   Our offer for Normandy shares (and the respective obligations of us and Franco-Nevada to complete our acquisition of Franco-Nevada) are subject to a condition that, before the end of the offer period, we and our associates have relevant interests in at least 50.1% of the Normandy shares (including the 19.79% owned by Franco-Nevada), calculated on a fully-diluted basis. To effect the compulsory acquisition of all of the ordinary shares of Normandy (including shares represented by Normandy ADSs) under the Corporations Act of Australia, we are required to have a relevant interest in at least 90% (by number) of all of the Normandy shares at the end of the offer period. It is possible that, at the end of the offer period, we will not hold a sufficient number of Normandy shares to effect a compulsory acquisition of the remaining outstanding Normandy shares under the Corporations Act. This could prevent or delay us from realizing some or all of the anticipated benefits from the integration of our operations with Normandy's operations.

   See "The Transactions--Background to the Transactions" and "The Transactions--Reasons for the Transactions" on pages 33 and 39, respectively.

  EVEN IF WE AND OUR ASSOCIATES HAVE RELEVANT INTERESTS IN AT LEAST 50.1% OF THE NORMANDY SHARES, WE MAY BE UNABLE TO COMPLETE THE ACQUISITION OF FRANCO-NEVADA.

   The respective obligations of us and Franco-Nevada to complete the acquisition of Franco-Nevada by us are subject to the condition that we and our associates have relevant interests in at least 50.1% of the Normandy shares, calculated on a fully diluted basis (including Franco-Nevada's holding of approximately 19.79% of Normandy shares calculated on a fully diluted basis). There is no condition to our offer for Normandy that the Franco-Nevada transaction be completed. Even if we and our associates have such relevant interests, however, Newmont may be unable to acquire Franco-Nevada due to the non-satisfaction of any one of a number of other conditions to that acquisition, including shareholder and regulatory approvals. Accordingly, we may succeed in acquiring Normandy while failing to acquire Franco-Nevada, and could thus be prevented from realizing the benefits from the integration of our operations with Franco-Nevada's operations that we expect to result from the acquisition of all of the outstanding common shares of Franco-Nevada. Absent these benefits, we may not achieve all of the strategic objectives we expect to achieve from the combination of us, Normandy and Franco-Nevada into a single company.

   For further details on these consequences, see "--Risks Related to Our Operations" and "The Transactions--Reasons for the Transactions" on pages 24 and 39, respectively.

  ANTITRUST AND COMPETITION AUTHORITIES IN VARIOUS JURISDICTIONS MAY ATTEMPT TO DELAY OR PREVENT OUR ACQUISITION OF VOTING AND CONTROL RIGHTS OR MAY REQUIRE DIVESTITURES.

   We and Normandy conduct operations in a number of jurisdictions where antitrust filings or approvals may be required in connection with the offer. We have made or will make antitrust filings with the relevant authorities in the United States, Brazil and Canada. We are currently in the process of reviewing whether any other filings will be required or advisable in other jurisdictions, and we intend to make the appropriate regulatory filings and applications if we decide that such filings are required or advisable. We are confident that the necessary regulatory approvals will be obtained. Nevertheless, we cannot provide any assurance that the necessary approvals will be obtained or that there will not be any adverse consequences to our, Franco-Nevada's or Normandy's business resulting from the failure to obtain these regulatory approvals or from conditions that could be imposed in connection with obtaining these approvals, including divestitures or other operating restrictions upon our business.

  WE HAVE NOT VERIFIED THE RELIABILITY OF THE NORMANDY INFORMATION INCLUDED IN, OR WHICH MAY HAVE BEEN OMITTED FROM, THIS DOCUMENT.

   In respect of information relating to Normandy presented in, or omitted from, this proxy statement/prospectus, including all Normandy financial information, we have relied exclusively upon publicly available information. Pursuant to Rule 409 promulgated under the Securities Act of 1933, as amended, on December 17, 2001, we requested that Normandy and its independent public accountants provide to us all material information required to be included in our offer document or required to make statements made herein not misleading. On December 11, 2001, we requested that Normandy's independent public accountants consent in a customary manner to the inclusion of its audit reports with respect to the financial statements of Normandy included in this document. On December 14, 2001, Normandy's independent public accountants responded in writing to our December 11, 2001 letter stating that they were reluctant to give consent for the inclusion of Normandy's audit report where consent has not been given for the financial statements themselves, and believed it was appropriate that its consent be given concurrently with Normandy's consent. On December 19, 2001, Normandy, on its own behalf and on behalf of its accountants, responded in writing to our December 17, 2001 letter and stated that it was not appropriate for Normandy to bear any burden as to what the document should contain and whether or not the document was misleading. Normandy further stated that if there were specifics which Newmont wished to

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

refer to Normandy for review and comment, Normandy would consider whether it could be of assistance and to what extent, on a case by case basis. In addition, Normandy stated that its accountants were not in a position to provide assistance to us, that work on U.S. GAAP reconciliation of its financial statements had not been completed to Normandy's satisfaction and that Normandy had not yet determined whether it would allow U.S. GAAP reconciliation of its financial statements to be made public at this time. Any inaccuracy in the Normandy information contained in this document could adversely affect the results of operations of New Newmont. For further information, see "The Companies--Business of Normandy--Disclaimer Information in Relation to Normandy" on page 95.

  CHANGE OF CONTROL PROVISIONS IN NORMANDY'S AGREEMENTS TRIGGERED UPON THE ACQUISITION OF CONTROL OF NORMANDY MAY LEAD TO ADVERSE CONSEQUENCES.

   Normandy is a party to agreements that contain change of control provisions that may be triggered if, following completion of the offer, we hold Normandy shares representing a majority of the voting rights of Normandy. The operation of these change of control provisions, if triggered, could result in significant debt acceleration or prepayments and require Normandy to renegotiate its financings or sell joint venture interests. These provisions may be waived with the consent of the other party and we intend to consider seeking such waivers. In the absence of these waivers, the operation of any of these change of control provisions could adversely affect the operations of New Newmont.

  INFORMATION PROVIDED TO AND BY FRANCO-NEVADA REGARDING THE VARIOUS MINING PROPERTIES IN WHICH IT HOLDS ROYALTY INTERESTS HAS NOT BEEN INDEPENDENTLY VERIFIED.

   Franco-Nevada holds most of its producing mineral interests in the form of net smelter return ("NSR") royalties and net profit interest ("NPI") royalties. This means that Franco-Nevada does not, itself, own or operate any mines and, aside from any audit rights that it may have with respect to the payments received from mining companies, may not, in all cases, have access to non-public or internal records of mining companies or may otherwise be restricted by confidentiality obligations. Accordingly, the information provided by Franco-Nevada with respect to the production, reserves, mining operations and exploration and development of the various mining properties in which Franco-Nevada holds royalty interests has been taken from information published by the operating companies in their annual reports, other public disclosure documents and information prepared by management. Franco-Nevada, and therefore we, cannot be certain that all of such information is complete and accurate in all material respects. Changes in the reserves, mining operations or development of any of the various properties in which Franco-Nevada holds royalty interests could result in a material reduction in the royalty income of New Newmont.

  NORMANDY IS A SUBSTANTIAL SHAREHOLDER IN AUSTRALIAN MAGNESIUM CORPORATION
  (AMC).

   Normandy is a substantial holder of AMC securities and has significant future obligations to AMC. AMC has announced:

    . on November 21, 2001, that all conditions of its public offer of distribution entitled securities pursuant to its prospectus dated October 15, 2001 have been satisfied; and

    . on November 22, 2001, that the AMC board of directors has given formal approval to commence development of the $1.3 billion Stanwell Magnesium Project.

   There are a number of significant risks related to investments in AMC, including:

    . risks related to the Stanwell Magnesium Project which has no operating history;

    .  AMC's substantial dependence on the Stanwell Magnesium Project;

    .  risks related to the magnesium market;

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

    .  financial risks specific to AMC's business and operations;

    .  risk factors related to general market conditions; and

    .  AMC's reliance upon Normandy for financial and operational support.

   Additionally, AMC announced on November 29, 2001 that Normandy has agreed to continue as guarantor of AMC's foreign exchange hedging position and $72 million corporate facility with ANZ Banking Group Limited. If AMC is unable to perform its obligations under these arrangements, there is a risk that Normandy, as guarantor, may incur liabilities under these arrangements.

RISKS RELATED TO THE GOLD MINING INDUSTRY GENERALLY

  A SUBSTANTIAL OR EXTENDED DECLINE IN GOLD PRICES WOULD HAVE A MATERIAL ADVERSE EFFECT ON NEW NEWMONT.

   The businesses of Newmont, Normandy and Franco-Nevada are extremely dependent on the price of gold, which is affected by numerous factors beyond our control. Factors tending to put downward pressure on the price of gold include:

    .  sales or leasing of gold by governments and central banks;

    .  a low rate of inflation and a strong U.S. dollar;

    .  global and regional recession or reduced economic activity;

    .  speculative trading;

    .  the demand for gold for industrial uses, use in jewelry, and investment;

    .  high supply of gold from production, disinvestment, scrap and hedging;

    .  interest rates;

    .  sales by gold producers in forward transactions and other hedging;

    .  the production and cost levels for gold in major gold-producing nations;
       and

    .  the cost level (in local currencies) for gold in major consuming nations.

   Any drop in the price of gold adversely impacts our revenues, profits and cash flows, particularly in light of our "no hedging" philosophy. Normandy and Franco-Nevada have recorded asset writedowns in recent years as a result of a sustained period of low gold prices. New Newmont may experience additional asset impairment as a result of continuing low gold prices.

   In addition, sustained low gold prices can: (1) reduce revenues further by production cutbacks due to cessation of the mining of deposits or portions of deposits that have become uneconomic at the then-prevailing gold price; (2) halt or delay the development of new projects; (3) reduce funds available for exploration, with the result that depleted reserves are not replaced; and (4) reduce the existing reserves, by removing ores from reserves that cannot be economically mined or treated at prevailing prices.

  WE NEED TO CONTINUALLY OBTAIN ADDITIONAL RESERVES FOR GOLD PRODUCTION.

   We must continually replace gold reserves depleted by production. Depleted reserves must be replaced by expanding known orebodies or by locating new deposits in order for us to maintain our production levels over the long term. Success in exploration for gold is uncertain. As a result, the reserve base of New Newmont may decline as reserves are produced without adequate replacement.

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  ESTIMATES OF PROVEN AND PROBABLE RESERVES ARE UNCERTAIN.

   Estimates of proven and probable reserves and cash operating costs are subject to considerable uncertainty. Such estimates are, to a large extent, based on interpretations of geologic data obtained from drill holes and other sampling techniques. Gold producers use feasibility studies to derive estimates of cash operating costs based upon anticipated tonnage and grades of ore to be mined and processed, the predicted configuration of the ore body, expected recovery rates of metals from the ore, comparable facility, equipment and operating costs, and other factors. Actual cash operating costs and economic returns on projects may differ significantly from original estimates. Further, it may take many years from the initial phase of drilling before production is possible and, during that time, the economic feasibility of exploiting a discovery may change.

  INCREASED COSTS COULD AFFECT PROFITABILITY.

   The cash cost of production at any particular mining location is frequently subject to great variation from one year to the next due to a number of factors, such as changing waste-to-ore ratios, ore grade and metallurgy. In the past, a cash cost swing of 10% at any one location has not been a significant factor in our profitability. However, this may not always be the case.

  MINING ACCIDENTS OR OTHER ADVERSE EVENTS AT A MINING LOCATION COULD REDUCE OUR PRODUCTION LEVELS.

   At any of our operations, production may fall below historic or estimated levels as a result of mining accidents such as a pit wall failure in an open pit mine, or cave-ins or flooding at underground mines. In addition, production may be unexpectedly reduced at a location if, during the course of mining, unfavorable ground conditions or seismic activity are encountered, ore grades are lower than expected, or the physical or metallurgical characteristics of the ore are less amenable to mining or treatment than expected.

  THE USE OF HEDGING INSTRUMENTS MAY PREVENT GAINS BEING REALIZED FROM SUBSEQUENT PRICE INCREASES.

   Consistent with our position as a largely unhedged producer, New Newmont does not intend to enter into new gold hedging positions. This creates a risk that, as gold prices fall, New Newmont's revenues will be adversely affected. Further, over time, our intention is to deliver into Normandy's existing hedge contracts, and we will seek to unwind New Newmont's hedge position when economically attractive. Nonetheless, New Newmont will retain a gold hedging position at the outset. If the gold price rises above the price at which future production has been committed under these hedge instruments, we will have an opportunity loss. However, if the gold price falls below that committed price, New Newmont's revenues will be protected to the extent of such committed production.

  CURRENCY FLUCTUATIONS MAY AFFECT THE COSTS THAT WE INCUR.

   Currency fluctuations may affect the costs that we incur at our operations. Gold is sold throughout the world based principally on the U.S. dollar price, but a portion of our operating expenses are incurred in local currencies. The appreciation of non-U.S. dollar currencies against the U.S. dollar can increase the costs of gold production in U.S. dollar terms at mines located outside the United States.

  GOLD MINING COMPANIES ARE SUBJECT TO EXTENSIVE ENVIRONMENTAL LAWS AND REGULATIONS.

   Our exploration, production and processing operations are extensively regulated under various U.S. federal, state and local and foreign laws relating to the protection of air and water quality, hazardous waste management and mine reclamation. We have incurred current liabilities and may have potential future liability for environmental costs. Further, the regulatory environment for our operations could change in ways that would substantially increase our liability or the costs of compliance and that could have a material adverse effect on our operations or financial position.

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

RISKS RELATED TO OUR OPERATIONS

   In addition to the risks related to the gold mining industry generally, our operations are also subject to the following risks specific to us:

  OUR OPERATIONS OUTSIDE NORTH AMERICA AND AUSTRALIA ARE SUBJECT TO THE RISKS OF DOING BUSINESS ABROAD.

   Exploration, development and production activities outside of North America and Australia are potentially subject to political and economic risks, including:

    .  cancellation or renegotiation of contracts;

    . disadvantages of competing against companies from countries that are not subject to U.S. laws and regulations, including the Foreign Corrupt Practices Act;

    .  changes in foreign laws or regulations;

    .  changes in tax laws;

    .  royalty and tax increases or claims by governmental entities;

    .  retroactive tax or royalty claims;

    .  expropriation or nationalization of property;

    .  currency fluctuations (particularly in countries with high inflation);

    .  foreign exchange controls;

    . restrictions on the ability of local operating companies to sell gold offshore for U.S. dollars, and on the ability of such companies to hold U.S. dollars or other foreign currencies in offshore bank accounts;

    . import and export regulations, including restrictions on the export of gold;

    .  restrictions on the ability to pay dividends offshore;

    .  environmental controls;

    . risks of loss due to civil strife, acts of war, guerrilla activities, insurrection and terrorism; and

    . other risks arising out of foreign sovereignty over the areas in which our operations are conducted.

   Consequently, our exploration, development and production activities outside of North America and Australia may be substantially affected by factors beyond our control, any of which could materially adversely affect our financial position or results of operations. Furthermore, in the event of a dispute arising from such activities, we may be subject to the exclusive jurisdiction of courts outside North America or Australia or may not be successful in subjecting persons to the jurisdiction of the courts in North America or Australia, which could adversely affect the outcome of a dispute.

   We have substantial investments in Indonesia, a nation that since 1997 has undergone financial crises and devaluation of its currency, outbreaks of political and religious violence, changes in national leadership and the secession of East Timor, one of its former provinces. Despite democratic elections in 1999, a change in government occurred in late July 2001, and civil unrest, independence movements and tensions between the civilian government and the military continue. These problems heighten the risk of abrupt changes in leadership or in the national policy toward foreign investors, which in turn could result in unilateral modification of concessions or contracts, increased taxation, or expropriation of assets.

   In October 2000, Peru's President, Alberto Fujimori, resigned as a result of various revelations and accusations relating to his national security advisor Vladimiro Montesinos. An interim government was appointed, and elections for a new president and Congress were held in April 2001, with run-off elections for the

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

presidency held in June 2001. During the last two years, Minera Yanacocha, a gold mine which Newmont owns, has been the target of numerous local political protests, including ones that blocked the road between the Yanacocha mine complex and the city of Cajamarca. New Newmont cannot predict whether these incidents will continue, nor can it predict the new government's continuing positions on foreign investment, mining concessions, land tenure, environmental regulation or taxation.

  WE INCUR COSTS TO COMPLY WITH ENVIRONMENTAL AND OTHER GOVERNMENTAL REGULATIONS, AND REMEDIATION COSTS FOR FEDERAL SUPERFUND LAW LIABILITIES MAY EXCEED THE PROVISIONS WE HAVE MADE.

   We have conducted extensive remediation work at two inactive sites in the United States as a result of liability under the U.S. Superfund Law. At one of these two sites, remediation requirements have not been finally determined and the ultimate cost cannot be estimated with certainty. At a third site in the U.S., an inactive uranium mine and mill formerly operated by a subsidiary of Newmont, final remediation has not begun due to the failure to date of federal agencies to agree on a remediation plan. Newmont disputes its liability for remediation costs at this site. The environmental standards that may ultimately be imposed at this site remain uncertain and there is a risk that the costs of remediation may exceed the provision Newmont's subsidiary has made for such remediation by a material amount.

   Whenever a previously unrecognized remediation claim becomes known or a previously estimated cost is increased, that amount of additional cost is expensed in the same period and this can materially reduce net income in that period.

   We also incur costs to comply with health and safety laws and regulations in each country where we operate.

  WE COULD HAVE A SUBSTANTIAL AMOUNT OF INDEBTEDNESS.

   If we complete the acquisition of both Normandy and Franco-Nevada, our level of indebtedness will increase. If we acquire Normandy and do not acquire Franco-Nevada, the net debt level of New Newmont will be higher by approximately US$517 million (after transaction costs) than if we had acquired Franco-Nevada. See "New Newmont Unaudited Pro Forma Combined Condensed Financial Statements," on page 105. This level of indebtedness could have important consequences on our operations, including:

    . we may need to use a large portion of the money we earn to repay principal and pay interest on our debt, which will reduce the amount of money available to finance our operations and other business activities;

    . our debt level may make us more vulnerable to economic downturns and adverse developments in our businesses and markets;

    . our debt level may reduce our flexibility in responding to changing business and economic conditions, including increased competition in our industry; and

    . our debt level may limit our ability to pursue other business opportunities, borrow money for operations or capital in the future or implement our business strategy.

   We expect to obtain the money to pay our expenses and to pay principal and interest on our debt from our cash flow and refinancings. Our ability to meet these requirements will depend on our future financial performance, which will be affected by financial, business, economic and other factors. We will not be able to control many of these factors, such as economic conditions in the markets in which we operate. We cannot be certain that our future cash flow will be sufficient to allow us to pay principal and interest on our debt and meet our other obligations. If we do not have enough money to do so, we may be required to refinance all or part of our existing debt, sell assets or borrow more money. We cannot assure you that we will be able to do so on commercially reasonable terms, if at all.

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

  OCCURRENCE OF EVENTS FOR WHICH WE ARE NOT INSURED MAY AFFECT OUR CASH FLOWS AND OVERALL PROFITABILITY.

   We maintain insurance to protect ourselves against certain risks related to our operations. This insurance is maintained in amounts that are believed to be reasonable depending upon the circumstances surrounding each identified risk. However, we may elect not to have insurance for certain risks because of the high premiums associated with insuring those risks or for various other reasons. Occurrence of events for which we are not insured may affect our cash flows and overall profitability.

  OUR BUSINESS DEPENDS ON GOOD RELATIONS WITH OUR EMPLOYEES.

   We will have a significant number of employees subject to collective bargaining agreements. New Newmont may experience difficulties in integrating labor policies, practices and strategies. In addition, problems with or changes affecting employees of one company may affect relations with employees of one or both of the other companies. The process of combining our companies increases the risk of labor disputes, work stoppages, or other disruptions in production that could adversely affect New Newmont.

  THE EARNINGS OF NEW NEWMONT ALSO COULD BE AFFECTED BY THE PRICES FOR OTHER COMMODITIES.

   The revenues and earnings of New Newmont also could be affected, to a lesser extent than by the price of gold, by the prices of other commodities such as copper and zinc.

  WE MAY NOT HAVE SATISFACTORY TITLE TO OUR PROPERTIES.

   The validity and ownership of mining property holdings can be uncertain and may be contested. Although we have attempted to acquire satisfactory title to our properties, some risk exists that some titles, particularly titles to undeveloped properties, may be defective. In addition, there are currently a number of pending native title or traditional landowner claims relating to certain of Normandy's properties in Australia.

                          FORWARD-LOOKING STATEMENTS

   This proxy statement/prospectus, the appendices and the documents incorporated by reference in this proxy statement/prospectus contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. These forward-looking statements are not based on historical facts, but rather reflect our current expectations concerning future results and events and generally may be identified by the use of forward-looking words or phrases such as "believe," "aim," "expect," "anticipate," "intend," "foresee," "likely," "should," "planned," "may," "estimated," "potential" or other similar words and phrases. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. In particular, statements, express or implied, concerning future operating results or the ability to generate income or cash flows are forward-looking statements.

   These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by these forward-looking statements. You should understand that various factors, in addition to those discussed elsewhere in this proxy statement/prospectus and in the documents referred to in this proxy statement/prospectus, could affect the future results of New Newmont following the transactions and could cause results to differ materially from those expressed in these forward-looking statements, including:

  .  revenues following the transactions may be lower than expected;

  . synergies expected to be realized as a result of the transactions may be lower than anticipated;

  . costs or difficulties related to the integration of the business of Newmont, Normandy and Franco-Nevada may be greater than expected;

  . competitive pressures may increase in the industry or markets in which New Newmont operates;

  . timing and extent of changes in commodity prices for gold product fabrication and bullion investments;

  . extent of our success in discovering, developing and producing reserves, and in acquiring new ore sites;

  . estimates of ore reserves are necessarily less than certain, particularly with respect to new discoveries;

  . actual future production, commodity prices, revenues, taxes, development expenditures, operating expenses and quantities of ore reserves may vary from estimates;

  .  problems in meeting permitting and other regulatory requirements;

  . changes in general economic conditions or in political or competitive forces;

  .  changes in the securities or currency-exchange markets;

  . dependence on key personnel to manage the integration of the three companies;

  . risk that our analyses of these risks and forces could be incorrect or that the strategies developed to address them could be unsuccessful; and

  .  risk described under "Risk Factors."

   You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document or, in the case of documents incorporated by reference, the dates of those documents.

   All subsequent written and oral forward-looking statement attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

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

                              THE SPECIAL MEETING

   WE ARE FURNISHING THIS JOINT PROXY STATEMENT/PROSPECTUS TO OUR STOCKHOLDERS AS PART OF THE SOLICITATION OF PROXIES BY OUR BOARD OF DIRECTORS FOR USE AT THE SPECIAL MEETING.

DATE, TIME, PLACE AND PURPOSE

   We will hold the special meeting on February . , 2002, at . , local time, at . . The purpose of the special meeting is for you to consider and vote upon:

  . a proposal to adopt the merger agreement, which provides for the merger of Acquisitionco with and into Newmont as part of a restructuring that would facilitate the completion of our acquisition of Normandy and Franco-Nevada;

  . a proposal to amend our restated certificate of incorporation to increase the number of authorized shares of Newmont common stock from 250 million shares to 750 million shares in the event that the merger is not completed;

  . a proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the above proposals; and

  . a proposal to approve the issuance of shares of Holdco common stock, or, in the event the merger is not completed, shares of Newmont common stock, in connection with the proposed transactions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, FOR THE ISSUANCE OF SHARES OF HOLDCO COMMON STOCK OR, IN THE EVENT THAT THE MERGER IS NOT COMPLETED, SHARES OF NEWMONT COMMON STOCK AND FOR THE ADJOURNMENT OF THE MEETING, IF NECESSARY, TO PERMIT THE SOLICITATION OF FURTHER VOTES IN FAVOR OF THESE PROPOSALS.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

   Only holders of record of Newmont common stock at the close of business on January . , 2002, the record date, are entitled to notice of and to vote at the special meeting. On the record date, approximately . shares of Newmont common stock were issued and outstanding and held by approximately . holders of record. A quorum will be present at the special meeting if the holders of a majority of the shares of Newmont common stock outstanding and entitled to vote on the record date are present, in person or by proxy. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to solicit additional proxies.

   Shares of Newmont common stock represented, in person or by proxy, at the special meeting but not voting, including shares of Newmont common stock for which proxies have been received but with respect to which the holders have abstained from voting, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. Under the rules of the NYSE, brokers that hold shares of Newmont common stock in nominee or street name for customers that are the beneficial owners of those shares of Newmont common stock may not vote those shares of Newmont common stock without the specific instructions of those customers. However, these so-called "broker non-votes" will be counted for purposes of determining whether a quorum exists.

   Holders of record of Newmont common stock on the record date are entitled to one vote per share on each of the proposals to be voted on at the special meeting. Holders of Newmont $3.25 convertible preferred stock are not entitled to any vote on the proposals to be voted on at the special meeting.

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VOTE REQUIRED

   The adoption of the merger agreement by our stockholders requires the affirmative vote of the holders of a majority of the shares of Newmont common stock outstanding and entitled to vote at the special meeting as of the record date, either in person or by proxy.

   The approval of the amendment to our restated certificate of incorporation requires the affirmative vote of the holders of a majority of the shares of Newmont common stock outstanding and entitled to vote at the special meeting as of the record date, either in person or by proxy.

   The approval of the issuance of the shares of Holdco common stock or, in the event that the merger is not completed, the shares of Newmont common stock, requires the affirmative vote of the holders of a majority of the shares of Newmont common stock represented at the special meeting, either in person or by proxy, and entitled to vote at the special meeting, provided that holders of at least a majority of the shares of Newmont common stock entitled to vote at the special meeting do in fact vote, or abstain from voting, on this proposal.

   The approval of the proposal to adjourn the meeting, if necessary, to permit the solicitation of further votes in favor of the other proposals, requires the affirmative vote of the holders of a majority of the shares of Newmont common stock voting in favor of or against the proposal represented at the special meeting either in person or by proxy.

   Because each of the proposals to adopt the merger agreement and to approve the amendment to Newmont's restated certificate of incorporation requires the affirmative vote of the holders of a majority of the shares of Newmont common stock outstanding and entitled to vote at the special meeting, abstentions and broker non-votes will have the same effect as a vote against each proposal. Because the proposal to approve the issuance of the shares of either Holdco common stock or the shares of Newmont common stock requires the affirmative vote of a majority of the shares of Newmont common stock represented at the special meeting and entitled to vote at the special meeting, abstentions and broker non-votes will have the same effect as a vote against the proposal. With respect to the proposal to adjourn the meeting, if necessary, abstentions and broker non-votes will not be counted.

VOTING BY NEWMONT DIRECTORS AND EXECUTIVE OFFICERS

   At the close of business on the record date, Newmont directors and executive officers owned and were entitled to vote . shares of Newmont common stock, representing approximately . % of the shares of Newmont common stock outstanding on that date. Each Newmont director and executive officer has indicated his or her present intention to vote, or cause to be voted, the shares of Newmont common stock owned by him or her in favor of each of the proposals to be voted on at the special meeting.

VOTING OF PROXIES

   All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders of Newmont common stock giving those proxies. Properly executed proxies that do not contain voting instructions will be voted in favor of the proposals.

   In addition to manually executing and returning a proxy by mail, holders of Newmont common stock may submit a proxy by telephone or through the Internet. If submitting a proxy by telephone or through the Internet, the stockholder should dial the toll-free number or access the Internet address, in each case, as indicated on the stockholder's proxy card. The stockholder will then be prompted to enter the control number printed on his or her proxy card and to follow the subsequent instructions.

   If your shares of Newmont common stock are held in street name by a bank or brokerage firm, you will only be able to submit a proxy by telephone or through the Internet only if this method of submitting your proxy is offered by your bank or broker and the procedures are described on the voting form sent to you. If your shares of Newmont common stock are held in street name through a bank or brokerage firm and you wish to vote in person at the special meeting, you should bring a letter from that bank or brokerage identifying you as the beneficial owner of those shares and authorizing you to vote those shares of Newmont common stock.

   The individuals named as proxies by a holder of Newmont common stock may vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. No proxy voted against the proposal to adopt the merger agreement will be voted in favor of any adjournment of the special meeting. At the adjourned meeting, if a quorum is present, the holders of Newmont common stock may transact any business that might have been transacted at the original meeting. Delaware law requires that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we must give notice to each holder of record entitled to vote at the meeting.

   We do not expect that any matter other than the proposals described in this proxy statement/prospectus will be brought before the special meeting. If, however, other matters are properly presented at the special meeting, the individuals named as proxies will vote in accordance with the recommendation of our board of directors with respect to each of those proposals.

REVOCABILITY OF PROXIES

   Submitting a proxy on the enclosed form, by telephone or through the Internet does not preclude a holder of Newmont common stock from voting in person at the Newmont special meeting. A holder of Newmont common stock may revoke a proxy at any time before it is voted by filing with Newmont a duly executed revocation of proxy, by submitting a duly executed proxy or telephone or Internet proxy to Newmont with a later date, or by appearing at the special meeting and voting in person. Holders of Newmont common stock may revoke a proxy by any of these methods, regardless of the method used to deliver the previous proxy. ATTENDANCE AT THE SPECIAL MEETING WITHOUT VOTING WILL NOT ITSELF REVOKE A PROXY.

SOLICITATION OF PROXIES

   We will pay the expenses incurred in connection with the printing and mailing of this joint proxy statement/prospectus. In addition to this solicitation by mail, the directors, officers and employees of Newmont and its subsidiaries, who will not be specifically compensated, may solicit proxies from holders of Newmont common stock by telephone or other electronic means or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Newmont common stock held of record by these persons, and we will reimburse these persons for their reasonable out-of-pocket expenses.

   We will mail a copy of this proxy statement/prospectus to each holder of record of Newmont common stock on the record date.

   We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies from banks, brokerage firms, nominees, institutional holders and individual investors for a customary fee plus reimbursement for expenses.

   The extent to which these proxy soliciting efforts will be necessary depends on how promptly the holders of Newmont common stock submit their proxies. You should submit your proxy as soon as possible by mail, by telephone or through the Internet.

   DO NOT SEND IN ANY NEWMONT STOCK CERTIFICATES WITH YOUR PROXY CARDS. YOUR NEWMONT STOCK CERTIFICATES WILL REPRESENT YOUR CORRESPONDING SHARES OF HOLDCO COMMON STOCK UPON COMPLETION OF THE MERGER IF THE MERGER IS CONSUMMATED.

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PROXIES FOR PARTICIPANTS IN NEWMONT RETIREMENT SAVINGS PLANS

   If you are a participant in the Newmont Mining Corporation Retirement Savings Plan (Non-Union) or the Newmont Mining Corporation Retirement Savings Plan for Hourly-Rated Employees (the "Retirement Savings Plans") and hold shares of Newmont common stock in the Retirement Savings Plans, those shares of Newmont common stock that are held for you under the Retirement Savings Plans may be voted through the proxy card accompanying this mailing. The Retirement Savings Plans are administered by The Vanguard Group, as Trustee. The Trustee, as the stockholder of record of Newmont common stock held in the Retirement Savings Plans, will vote the shares of Newmont common stock held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont common stock held under the Retirement Savings Plans are not returned duly signed and dated, the Administration Committees of the Retirement Saving Plans shall instruct the Trustee with respect to how to vote any of these shares of Newmont common stock for which instructions are not received.

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

                               THE TRANSACTIONS

OVERVIEW

   We intend to acquire both Normandy and Franco-Nevada to create the world's largest gold producer. To accomplish this goal, we are making an off-market bid for the ordinary shares in the capital of Normandy, and we have entered into an arrangement agreement to acquire all of the Franco-Nevada common shares. See "The Acquisition of Normandy" and "The Acquisition of Franco-Nevada," on pages 53 and 61, respectively. It is also possible that we would acquire less than all of the Normandy shares, either together with or separately from an acquisition of Franco-Nevada. In either case, we expect to achieve significant benefits from the combination.

   In connection with the transactions, we intend to complete a restructuring in which we would merge with Acquisitionco, an indirect, wholly owned subsidiary. We would be the surviving corporation in the merger. As a result of the merger, we would become a direct, wholly owned subsidiary of Holdco, which is currently our direct, wholly owned subsidiary and whose certificate of incorporation authorizes the issuance of 750 million shares of Holdco common stock.

   THE FOLLOWING DIAGRAM ILLUSTRATES IN SIMPLIFIED TERMS (1) OUR CURRENT STRUCTURE AND (2) OUR STRUCTURE SHOULD THE MERGER BE COMPLETED:
                                  [FLOW CHART]



   Upon completion of the merger, Holdco will be renamed "Newmont Mining Corporation" and will become the successor registrant for U.S. securities law purposes to the company currently named "Newmont Mining Corporation." Following the merger, Holdco will have the same board of directors as Newmont, and its certificate of incorporation and by-laws will be substantially similar to our existing restated certificate of incorporation and by-laws. Material differences between our constitutive documents and those of Holdco are discussed under "Comparison of Stockholder Rights" on page 126. Prior to the start of the trading day following the completion of the merger, Newmont common stock will cease to trade on the NYSE, and, on that trading day, Holdco common stock will commence trading on the NYSE. If the merger is completed, the new "Newmont Mining Corporation" will be the entity that will complete the acquisitions. We reserve the right to not complete the merger, but to complete the transactions.

   At the special meeting, you will vote to adopt the merger agreement that would enable us to complete the restructuring. If the merger is completed, then the shares to be issued pursuant to the acquisitions will be shares of Holdco common stock in an amount that is authorized under Holdco's certificate of incorporation.

   We intend to complete the acquisitions of Normandy and Franco-Nevada even if the merger is not completed (either because we do not obtain stockholder approval or because we choose not to engage in the

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

restructuring). If the merger is not completed, we will issue shares of Newmont common stock to holders of Normandy ordinary shares and Normandy ADSs and Franco-Nevada common shares. Because the number of shares of common stock issuable pursuant to the acquisitions, together with the number of shares of Newmont common stock currently outstanding, exceeds the number of shares of Newmont common stock authorized under our restated certificate of incorporation, completion of the transactions would require an increase in the number of authorized shares of Newmont common stock. THUS, AT THE SPECIAL MEETING, YOU WILL ALSO VOTE UPON A PROPOSAL, IN THE EVENT THAT THE MERGER IS NOT COMPLETED, TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NEWMONT COMMON STOCK FROM 250 MILLION SHARES TO 750 MILLION SHARES.

   Further, under NYSE rules, we may not issue the number of shares of Newmont common stock or Holdco common stock, as the case may be, necessary to complete the transactions unless that issuance is approved by our stockholders.

   BECAUSE WE INTEND TO COMPLETE THE TRANSACTIONS WHETHER OR NOT WE COMPLETE THE MERGER, YOUR VOTES ON THE PROPOSALS TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION AND TO APPROVE THE ISSUANCE OF THE SHARES ARE SIGNIFICANT, REGARDLESS OF YOUR APPROVAL OR REJECTION OF THE MERGER PROPOSAL.

BACKGROUND TO THE TRANSACTIONS

   From time to time in recent years, Newmont has considered acquisitions of other gold mining companies as opportunities in the industry presented themselves. In January 2001, Newmont completed its acquisition of Battle Mountain Gold Company in a stock-for-stock merger involving the issuance of Newmont common shares in a transaction accounted for as a pooling of interests for financial reporting purposes. As a result of this merger, Newmont acquired Australian operations.

   In the ordinary course of business, Newmont, Franco-Nevada and Normandy attend industry conferences where members of senior management will occasionally discuss strategic opportunities potentially available in the industry. Newmont and Franco-Nevada had a limited business relationship (related primarily to Franco-Nevada's royalty interests in Newmont's Deep Post and Deep Star properties) prior to entering into discussions regarding the transactions; Newmont had contact with Franco-Nevada pertaining to royalties held by Franco-Nevada on some of Newmont's peripheral lands in the Carlin trend. Newmont and Normandy also had limited prior business relationships, primarily related to the Pajingo joint venture.

   In May 2001, at a gold mining conference in Ireland, members of senior management of Franco-Nevada and Newmont met and discussed the general state of the gold mining industry and general corporate philosophy, including hedging philosophies and approaches. There were no discussions at the conference regarding a possible business combination involving the two companies or Normandy.

   In June and July 2001, senior management of Newmont and Franco-Nevada had several conversations concerning the general state of the industry.

   In late August 2001, Mr. Wayne W. Murdy, Newmont's Chief Executive Officer and President, received a call from Mr. Pierre Lassonde, Franco-Nevada's President and Co-Chief Executive Officer, suggesting a meeting to discuss a potential business opportunity that Franco-Nevada was then working on. This meeting concerned an exploratory discussion of possible Nevada operating synergies that might result from Franco-Nevada's investment in Echo Bay Mines.

   On September 5, 2001, AngloGold Limited, a South African mining company, announced its intention to make an offer to acquire all of the issued Normandy shares on the basis of 2.15 AngloGold shares for each 100 Normandy shares, subject to a minimum of 50.1% of the Normandy Shares being deposited in acceptance into AngloGold's bid and other conditions. The AngloGold bid was announced without prior consultation with

Franco-Nevada which, together with its subsidiary Franco-Nevada Mining Corporation, Inc., owns approximately 19.79% of the Normandy shares issued and outstanding on a fully diluted basis.

   On September 6, 2001, Mr. Murdy had a discussion with the Co-Chief Executive Officers of Franco-Nevada, where the decision was made to schedule a meeting for September 11, 2001 to discuss in general terms the possibility of a transaction involving Newmont, Normandy and Franco-Nevada. Several members of Newmont's management were planning to go to Toronto on September 11, 2001, to meet with Franco-Nevada's Co-Chief Executive Officers. As a result of the terrorist acts in New York City and Washington, D.C. on September 11, this meeting did not take place. Between September 11 and September 20, Mr. Murdy and Mr. Lassonde had several conversations concerning the possibility of a three-way transaction as well as the impact on the industry of the events that took place on September 11, 2001.

   Mr. Murdy and Mr. Lassonde spoke on September 20 and, in that conversation, Mr. Lassonde expressed his frustration with the "move" that AngloGold had made on Normandy and his belief that there was substantial upside to the Normandy asset portfolio, which Franco-Nevada had hoped to participate in bringing to all Normandy shareholders.

   In September 2001, National Bank Financial began providing advice to Franco-Nevada with respect to a possible transaction with Newmont. On October 1, 2001, Franco-Nevada formally engaged National Bank Financial to act as its financial advisor in connection with a possible transaction with Newmont. In addition, CIBC World Markets was engaged as a special advisor to Franco-Nevada with respect to due diligence relating to Newmont.

   In September 2001, Newmont contacted J.P. Morgan for assistance in analyzing the potential acquisition of Normandy and, possibly, Franco-Nevada. Subsequently, Newmont entered into an engagement letter with J.P. Morgan as its financial advisor; Goldman Sachs & Co. also was retained by Newmont as its financial advisor.

   On September 25, 2001, two senior executives of Newmont spoke with Franco-Nevada's Co-Chief Executive Officers about the relative position of each company in the industry, their shared belief in the value of gold and the responsibility of gold executives to deliver value to shareholders. They also spoke about the potential to "unlock value" through industry rationalisation and consolidation. On September 25, 2001, Newmont and Franco-Nevada entered into a mutual confidentiality agreement and the two companies began to exchange due diligence information. In the case of Franco-Nevada, the information exchanged did not include information Franco-Nevada had obtained concerning Normandy in connection with the transaction by which Franco-Nevada had become a substantial Normandy shareholder.

   On September 26, 2001, representatives of AngloGold met in Toronto with senior management of Franco-Nevada concerning AngloGold's bid for Normandy.

   On September 28, 2001, four senior Newmont executives had a lengthy conversation with senior representatives of Franco-Nevada about Franco-Nevada's business plans, Normandy (in very general terms), Franco-Nevada's plans for Echo Bay, industry rationalization and the potential for value creation, as well as perceptions of relative asset values among Franco-Nevada and Newmont.

   On September 30, 2001, Mr. Murdy had a meeting with Mr. Seymour Schulich, Co-Chief Executive Officer of Franco-Nevada, where the possibility of a transaction was discussed, as well as possible approaches to Normandy.

   At the beginning of October 2001, representatives of Newmont, Franco-Nevada and Normandy attended the Mining Investment Forum (an annual conference for gold investors held in Denver, Colorado) during which the various meetings and discussions described below occurred.

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

   On October 1, 2001, as a follow-up to the September 30th discussions, Newmont senior executives met with Franco-Nevada's Co-Chief Executive Officers, at which meeting Messrs. Schulich and Lassonde provided Newmont certain materials prepared by Franco-Nevada's investment banker, National Bank Financial, which described the merits of a possible three-way transaction involving Newmont, Normandy and Franco-Nevada. The executives also discussed different potential strategies to approach Normandy.

   Also on October 1, 2001, representatives of Newmont met with Mr. Robert Champion de Crespigny, Normandy's Chairman and Chief Executive Officer, in Denver. The meeting was arranged by Newmont at the request of representatives of Franco-Nevada. Prior to this meeting, Normandy was not made aware of the proposed September 11th meeting or of any of the subsequent meetings and conversations involving Franco-Nevada and Newmont prior to the October 1st meeting. Mr. Murdy began the October 1st meeting by stating that Newmont was interested in exploring the possibility of a three-way transaction involving Newmont, Normandy and Franco-Nevada. At that meeting, Mr. Champion de Crespigny indicated that while the AngloGold bid represented a premium to Normandy's currently depressed stock price, it was his preliminary view that it did not reflect Normandy's fair value if compared with the value offered by Barrick Gold Corporation for Homestake Mining Company (the most recent comparable transaction, in his view). He further indicated that Normandy's board had not yet made any recommendation to Normandy shareholders with respect to the AngloGold bid. Mr. Champion de Crespigny indicated that Normandy's board would honor its fiduciary responsibilities should another qualified bidder express an interest in Normandy, but the board was not then soliciting other bids, nor was it then prepared to permit due diligence.

   On October 2, 2001, Mr. Murdy and Mr. W. Durand Eppler, head of Newmont's corporate development group, again met with Normandy's Chief Executive Officer. During this meeting, they described Newmont's desire to be the industry leader. They expressed a potential interest in pursuing a transaction with Normandy, but made it clear that Newmont was not making an offer and that Newmont would only consider making an offer if it had the opportunity to undertake due diligence. No decisions were reached at the conclusion of the meeting but Mr. Champion de Crespigny emphasized that any Newmont proposal would need to be at a substantial premium to the current AngloGold bid and provided an indicative pricing hurdle that any Newmont proposal would need to pass. In a separate meeting with Mr. Lassonde, Newmont was advised that a bid for Normandy would have to be at a substantial premium to the AngloGold offer before the board of directors of Franco-Nevada would have an interest in pursuing a transaction involving its shares in Normandy.

   On October 3rd and October 4th (following Newmont's understanding of Mr. Champion de Crespigny's positions as raised at the October 2nd meeting), members of the senior management of Newmont, Franco-Nevada and Normandy engaged in preliminary discussions regarding a possible combination of the three companies and how that transaction could be structured. During these discussions, representatives of Franco-Nevada and Newmont also addressed the advantages and general terms of a potential transaction between Franco-Nevada and Newmont and between Normandy and Newmont. Newmont indicated that it was not prepared to consider a transaction that was not structured as an acquisition by Newmont of Normandy and Franco-Nevada, and Newmont indicated a strong desire for an all stock transaction. In addition, Newmont noted that as part of any transaction involving Newmont and Normandy, Newmont would require a binding commitment with respect to Franco-Nevada's shares in Normandy as well as a recommendation from the Normandy board regarding the proposed transaction. As a result of these discussions, Newmont determined that it would have to undertake a due diligence investigation of Franco-Nevada before it would be prepared to consider a transaction that would involve all three companies.

   During the week of October 8th, Newmont and Franco-Nevada commenced their respective due diligence investigations of each other. At that time, Newmont undertook due diligence in Reno and Toronto but was not provided with access to the due diligence that Franco-Nevada had done in connection with its investment in Normandy. In addition, representatives of Franco-Nevada and National Bank Financial met with Newmont management and representatives from JP Morgan to conduct due diligence on Newmont. Due diligence continued through the week of October 15th and thereafter.

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

   Also during the week of October 8th, representatives of Normandy met in Denver with representatives of Newmont and assisted Newmont in better understanding Normandy, its business and its operations.

   On October 12, 2001, members of Newmont's and Franco-Nevada's senior management, together with financial advisors from National Bank Financial and JP Morgan, met in Toronto to discuss further a possible transaction between Newmont and Franco-Nevada in the context of an acquisition of Normandy by Newmont. At this meeting, Newmont indicated its preliminary views with respect to a possible range of exchange ratios for Franco-Nevada and noted that Newmont was not prepared to consider a transaction involving Normandy and Franco-Nevada that would result in more than 50% share dilution for Newmont. At this meeting, no indication was given to Franco-Nevada of Newmont's transaction or bidding strategy for Normandy. On the basis of these meetings, the parties determined to continue discussions and to develop more specific terms for the proposed business combination.

   Late in the week of October 15, 2001, Franco-Nevada senior management met with representatives of Newmont in Denver to discuss due diligence, integration and employment issues in connection with a possible transaction. During these meetings, Newmont explored the commitment of Franco-Nevada's management to a possible transaction. Representatives of Franco-Nevada continued their due diligence investigation of Newmont and Franco-Nevada retained CIBC World Markets to assist Franco-Nevada in its ongoing due diligence investigation of Newmont.

   On October 17th, outside counsel to Newmont provided internal counsel to Normandy a draft form of mutual confidentiality agreement, which was dated October 18th and was discussed by the parties on October 18th and 19th.

   On October 19th, Newmont's board of directors was briefed regarding the possibility of a transaction and determined that it was appropriate for management to continue discussions with Franco-Nevada and initiate further discussions with Normandy. Following the board meeting, Mr. Murdy contacted Mr. Champion de Crespigny to advise him of the outcome of the Newmont board meeting and to outline preliminary views regarding transaction structure, relative values and the terms on which Newmont might be prepared to pursue a transaction for Normandy. Mr. Murdy indicated Newmont's willingness to pursue a potential transaction that would offer Normandy shareholders a significant premium to the offer from AngloGold, provided that Newmont was given the opportunity to conduct due diligence on Normandy and that due diligence confirmed Newmont's preliminary views on value. Following these conversations, the parties executed a mutual confidentiality agreement dated October 18, 2001, that had previously been provided to Normandy by Newmont and previously been discussed between the parties.

   On October 22, 2001, the board of directors of Franco-Nevada engaged in a lengthy discussion as to the potential merits of a business combination with Newmont and Normandy and received the preliminary results of management's due diligence investigation and other input from National Bank Financial.

   Newmont's due diligence team for Normandy began work in Australia on October 22, 2001 and continued working through mid-November. On October 31, 2001 members of Newmont's senior management, together with financial and legal advisors met with representatives of Normandy, Macquarie Bank and Allens, Arthur Robinson (Normandy's financial and legal advisers engaged in connection with the AngloGold bid and whose engagements had been extended to encompass the possible Newmont bid), to discuss prerequisites to Newmont making a bid for Normandy. Later that day, Mr. Murdy met with the outside directors of the board of Normandy on an informal basis. In addition, members of Newmont's senior management engaged in discussions with members of Normandy's management team.

   On November 6, 2001, representatives of senior management of Franco-Nevada and Newmont, together with their respective financial advisors and Newmont's U.S. and Canadian counsel, met in Denver in an effort to negotiate significant business issues and begin the process of drafting definitive documentation. These discussions continued in New York through to the execution of definitive documentation.

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

   The Newmont board of directors met on November 9, 2001 to be briefed on the status of the potential transactions. The Newmont board authorized management to continue to pursue the potential transactions with Normandy and Franco-Nevada. Following these discussions, the parties continued to work on the terms of definitive agreements for Newmont and Franco-Nevada that would provide for an exchange ratio of 0.80 shares of Newmont common stock for each share of Franco-Nevada. Newmont and Franco-Nevada also began negotiations of the terms of the lock-up agreement with respect to Franco-Nevada's shares in Normandy and Newmont began negotiating agreements with Messrs. Schulich and Lassonde with respect to their shares in Franco-Nevada. These negotiations continued until the execution of definitive agreements.

   On November 12, 2001, the board of directors of Franco-Nevada received presentations from senior management and from its financial advisors as to the results of the due diligence examination of Newmont, a presentation from senior management on the results of the negotiation of the Arrangement Agreement, a presentation from National Bank Financial and reviewed the terms and conditions of the Arrangement Agreement. Following discussion by the board of directors, those directors who are management of Franco-Nevada (Seymour Schulich, Pierre Lassonde and M. Craig Haase) withdrew from the meeting. The board of directors of Franco-Nevada then voted to approve the proposed transactions with Newmont, subject to satisfactory completion of the definitive agreements.

   Also on November 12, 2001, the Newmont board of directors met in New York to consider the proposed transactions. At this meeting, the Newmont board was advised of the results of Newmont's due diligence investigation of Franco-Nevada and Normandy. Newmont's financial and legal advisors also participated in the meeting. At the conclusion of this meeting, the Newmont board authorized senior management to make a proposal to Normandy that Mr. Murdy communicated to Mr. Champion de Crespigny on behalf of the Normandy board of directors. Normandy was informed that Newmont would only proceed with a transaction if the Normandy board agreed to recommend the transaction and if Normandy would enter into a Deed of Undertaking which would provide for a customary "break" fee payable upon the occurrence of certain specified events, as well as a security bond with respect to the break fee. Following discussions with members of the Normandy board of directors, Mr. Champion de Crespigny informed Mr. Murdy that Newmont's proposal would not be sufficient to receive the support and recommendation of the Normandy board of directors.

   Beginning around November 8, 2001, first drafts of the Deed of Undertaking were presented to Normandy and its legal advisers to consider and negotiate in anticipation of Newmont making a formal proposal to Normandy. Over the next four days there was considerable intense negotiation over the terms of the Deed of Undertaking and particularly the break fee which culminated in the negotiation of the Second Deed of Undertaking to be entered into if Newmont came forward with a proposal acceptable to Normandy's board.

   On November 13, the Newmont board of directors again met in New York and authorized Mr. Murdy to make a new proposal to Normandy. Subject to the Normandy board agreeing to support the transaction and agree to Newmont's terms, the Newmont board of directors authorized the transactions and the related agreements, including the Deed of Undertaking and the Second Deed of Undertaking with Normandy, the Arrangement Agreement, the Normandy Lock-up Agreement, the lock-up agreements and escrow agreements with Messrs. Lassonde and Schulich, as well as related agreements and other related matters.

   Negotiations between Newmont and Normandy with respect to the Normandy Deeds of Undertaking continued throughout November 13, 2001, New York time. As a result of these negotiations, Newmont proposed an exchange ratio of 0.0385 shares of Newmont common stock plus a payment of an additional A$0.05 per share if Newmont received acceptances for at least 90% of the Normandy shares and a necessary ASIC modification. The Normandy board of directors then met to consider the proposed transaction. Subject to their fiduciary duties, the Normandy board of directors approved and agreed to recommend that Normandy shareholders accept Newmont's offer and reject the offer from AngloGold. The terms of the transactions were publicly announced in a joint press release issued in New York on Wednesday, November 14, 2001, prior to the opening of trading on the Toronto and New York Stock Exchanges. The transaction was announced concurrently by Normandy in

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Australia at approximately 10:30 p.m. on November 14, 2001 (resulting in
Normandy's announcement being made available in Australia before the opening of trading on November 15, 2001).

   On November 19, 2001, Normandy released its target statement in response to the AngloGold offer. Normandy's target statement details reasons why Normandy shareholders should reject the AngloGold offer and includes an Independent Experts Report by Grant Samuel. This document may be obtained from Normandy.

   On November 29, 2001, AngloGold announced that it was increasing its offer by adding a cash payment of A$0.20 per share (subject to AngloGold shareholder approval) and declared that its offer was free of defeating conditions. In response to the revised AngloGold bid, Newmont advised Mr. Champion de Crespigny by telephone and issued a press release saying it was reviewing the revised AngloGold offer and that Newmont would respond in due course.

   Following the announcement by AngloGold on November 29, 2001, Newmont updated Franco-Nevada regarding Newmont's proposed acquisition of Normandy as the acquisition of Franco-Nevada is conditional upon (among other things) Newmont acquiring a relevant interest in at least 50.1% of the Normandy Shares, although no approval by Franco-Nevada was required for Newmont to increase its bid for Normandy.

   On December 3, 2001, Normandy issued a press release stating, among other things: "Given the interest in Normandy from two bidders and the extension of AngloGold's offer period, the Normandy board believes it is premature for it to make any recommendation on whether or not to accept the revised AngloGold offer at this time." Normandy advised its shareholders that they should do nothing until they received a formal recommendation from the Normandy board, which they indicated would be issued no later than December 13, 2001.

   At a board meeting held on December 3, 2001, the Normandy board of directors asked Mr. Champion de Crespigny to offer to meet with both Mr. Murdy and AngloGold's Chief Executive Officer over the next few days. As a result, on December 4, 2001 and again on December 6, 2001, Mr. Murdy met with Mr. Champion de Crespigny in Denver to discuss the circumstances involving Normandy and the revised AngloGold bid, as well as Mr. Champion de Crespigny's views with respect to a possible response by Newmont. On December 5, 2001, Mr. Champion de Crespigny met with the Chief Executive Officer of AngloGold in New York.

   On Friday, December 7, 2001, the Newmont board of directors met to review the situation and authorized Newmont management to increase its bid for Normandy by A$0.35 in cash, subject to a recommendation by the Normandy board of directors of the revised bid. Also on December 7, 2001, the board of directors of Franco-Nevada met and indicated that they would support an increase by Newmont in its bid for Normandy, although no approval by the Franco-Nevada board was required for Newmont to proceed with its revised bid. On December 8, 2001, Mr. Murdy telephoned Mr. Champion de Crespigny to indicate that Newmont would be prepared to revise its bid for Normandy if such revised bid would receive the recommendation of the Normandy board of directors.

   On December 9, 2001, in Australia, representatives of Newmont and Normandy negotiated the terms of the Third Deed of Undertaking and on December 10, 2001, the Normandy board of directors approved the revised transaction and the Third Deed of Undertaking was executed. Newmont's revised bid of 0.0385 Newmont common shares plus A$0.40 in cash for each Normandy share was publicly announced on December 10, 2001 in Australia. Payment by Newmont of the cash consideration was no longer conditioned upon achievement of 90% acceptance by the Normandy shareholders. Subject to their fiduciary duties, the Normandy board of directors approved and agreed to recommend that Normandy shareholders accept Newmont's revised offer and therefore reject the revised offer from AngloGold.

   On December 13, 2001, Normandy released its supplementary target statement in response to the revised AngloGold offer. Normandy's supplementary target statement details reasons why Normandy shareholders

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

should reject the revised AngloGold offer and includes an analysis of the risks of the revised AngloGold offer and the proposed Newmont offer. This document may be obtained from Normandy.

   On December 20, 2001, Newmont lodged its bidder's statement with Normandy, the Australia Securities and Investment Commission and the ASX and on December 21, 2001, Newmont announced that its bidder's statement had been dispatched to Normandy shareholders outside the United States and Canada.

   On December 21, 2001, Newmont filed its Registration Statement on Form S-4 relating to the Normandy offer with the SEC.

   In connection with Newmont's bid for Normandy, AngloGold has made a number of applications to the Australia Takeovers Panel, none of which have prevailed to date.

REASONS FOR THE TRANSACTIONS

   We are undertaking the transactions in order to combine the businesses of Newmont, Normandy and Franco-Nevada to create what we believe will be the premier global gold company. We have determined to pursue the acquisition of each of Normandy and Franco-Nevada because we believe that the enhanced benefits outlined below will arise from the combination of their respective businesses. Our offer for Normandy is not conditional on the acquisition of Franco-Nevada, but the acquisition is conditioned upon, among other things, our acquisition of a relevant interest in at least 50.1% of Normandy. While we fully expect that we will complete the acquisition of Franco-Nevada, it is possible that the conditions to that acquisition will not be satisfied or waived. There can be no assurance that we will be successful in completing the acquisition of Franco-Nevada even if we acquire a relevant interest in at least 50.1% of Normandy ordinary shares on a fully diluted basis. If we do not acquire Franco-Nevada, the expected benefits of the transaction and their magnitude will be significantly reduced; however, there would still be benefits realized from a combination of Newmont and Normandy. For an outline of the benefits we expect to result from the combination of Newmont and Normandy alone see "--Effect of a Transaction Without Franco-Nevada" on page 43.

   Our goals in pursuing each of these transactions are to:

  . be the leading global gold investment vehicle, founded on a belief in gold's intrinsic, long-term value and its relevance to a balanced portfolio, and

  .  deliver consistent and superior stockholder returns.

   To achieve these goals, New Newmont will draw on the complementary operating and management skills of each of Newmont, Normandy and Franco-Nevada with the intention of building a company with stable, profitable operations, a broad and balanced portfolio of development opportunities, a strong balance sheet and dedication to providing investors with the most leverage to a rising gold price.

   We will provide New Newmont a global operating base, a record of successful project development and a strong investor base focused on returns from gold. Normandy will contribute a significant portfolio of development projects and a solid operating platform that is complementary to our global operations. Franco-Nevada will contribute a valuable portfolio of mineral royalties and investments, a strong balance sheet and a management team with a successful track record in resource merchant banking.

   PRODUCTION AND RESERVES

   New Newmont will be the industry leader in gold production and gold reserves.

   New Newmont will have interests in 22 mines on five continents, including preeminent land positions in world-class gold districts in Nevada, Australia and Peru and a unique and diversified portfolio of development and exploration projects.

   New Newmont will have estimated combined 2001 production of 8.2 million ounces (the largest in the industry by approximately 34%), including production attributable to Franco-Nevada and Franco-Nevada's anticipated interest in Echo Bay, a 52% increase over our estimated 2001 production of 5.4 million ounces. Approximately 70% of the production (41% in the United States, 25% in Australia and 5% in Canada) will be in countries rated "AAA" by Standard & Poor's local currency credit rating. Since 1996 we have reduced our cash costs of production from US$220 per ounce to US$183 per ounce (as estimated for 2001).

   New Newmont will have estimated combined reserves (based on latest public filings) of 97 million ounces (the largest in the industry by approximately 23%), including reserves attributable to Franco-Nevada and Echo Bay, a 46% increase over our reserves of 66.3 million ounces. Over 60% of New Newmont's reserves (39% in the United States, 18% in Australia and 4% in Canada) will be in countries rated "AAA" by Standard & Poor's local currency credit rating.

   Approximately 300,000 ounces of 2001 production, and approximately 2.2 million ounces of reserves, are attributable to Franco-Nevada's anticipated interest in Echo Bay. As detailed in "The Companies--Business of New Newmont--Royalty Business--Investments" on page 87, Franco-Nevada's acquisition of an equity interest in Echo Bay is subject to the approval of Echo Bay shareholders and is conditional on regulatory approvals.

   The size and diversification of these world-class assets and their balanced political risk profile will better position New Newmont to develop its attractive exploration properties around the world and will serve as an excellent platform for future growth.

   EXPLORATION AND DEVELOPMENT

   New Newmont will have several advanced gold projects in its portfolio of assets. It will have the flexibility to optimise the development of these projects based on project economics, political risk and free cash flow profiles.

   The following table sets out certain information with respect to New Newmont's principal development projects:

                                                      %     ESTIMATED EQUITY RESERVES
PROJECT                               LOCATION    OWNERSHIP          (MM/OZ)
-------                               --------    --------- -------------------------
Leeville                            Nevada, USA      100               3.0
Twin Creeks South                   Nevada, USA      100               1.9
Gold Quarry Expansion               Nevada, USA      100               3.0
Phoenix                             Nevada, USA      100               6.0
Yanacocha Sulfides & covered oxides Peru, S.A.      51.35              (a)
Boddington Expansion                Australia       44.4               4.9
Martabe                             Indonesia        90                (a)
Yamfo-Sefwi                         Ghana, Africa    90                3.3
Akim                                Ghana, Africa    80                (a)

   -----
   (a) Not included in Proven and Probable Reserves.

   New Newmont would have a 2002 exploration and research budget of approximately US$75 million. It is expected that approximately 70% would be applied to near-mine and regional exploration in existing districts, plus work on advanced exploration and development projects in Indonesia and West Africa, and approximately 30% on the worldwide search for new reserve opportunities outside current operating districts, acceleration of select programs having positive results, and on metallurgical research, operational optimization studies and project evaluation.

   POTENTIAL COST SAVINGS AND SYNERGIES

   New Newmont expects to realize from the combination of Newmont, Normandy and Franco-Nevada approximately US$70 million to US$80 million in after-tax synergies for the first full year, increasing to approximately US$80 million to US$90 million a year by the second full year. Newmont has a strong track record of delivering on synergy expectations based on previous acquisition experience.

   RATIONALIZATION OF CORPORATE OVERHEAD AND EXPLORATION AND DEVELOPMENT BUDGETS. New Newmont expects to generate significant savings by consolidating various functions (including selected corporate services and establishing a global exploration team), eliminating redundant functions and prioritizing exploration efforts across the worldwide portfolio. It is expected that an estimated US$30 million of synergies will be realized through an estimated US$10 million benefit from exploration and development synergies and a further estimated US$20 million in general and administrative savings.

   REALIZATION OF OPERATING EFFICIENCIES. New Newmont's mining operations will benefit from the application of Newmont's Gold Medal Performance program, the sharing of best operating practices across a large and diverse portfolio of operations and eliminating duplicative activities. The Gold Medal Performance program focuses on improving operating efficiencies, time management and employee productivity, input and communication, and has been a key element in Newmont's ability to reduce operating costs.

   REDUCTIONS IN OPERATIONS/PROCUREMENT COSTS, INTEREST SAVINGS AND TAX BENEFITS. New Newmont will realize approximately US$15-20 million benefits from general operating improvements and from economies of scale in purchasing, operating supplies and capital equipment along with savings from the operation of mines in close proximity to Newmont's existing mines. New Newmont will benefit from increased operating efficiencies and increased economies of scale in managing global procurement of equipment and operating supplies through centralized and coordinated purchasing, including use of Newmont's electronic marketplace connection, utilization of global supply agreements with key vendors, and sharing of surplus equipment among a larger portfolio of operations.

   The transactions will also allow a financial restructuring of New Newmont. New Newmont will use its cash to repay current and maturing debt, resulting in further interest savings. With a more modestly geared balance sheet and substantially improved cash flows, the possibility exists for New Newmont to improve, perhaps significantly, its credit rating thereby realizing savings in financing costs.

   We also expect that New Newmont will be able to achieve substantial tax savings through the utilization of the tax attributes of each of Newmont, Normandy and Franco-Nevada.

   FINANCIAL STRENGTH AND FLEXIBILITY

   Following the combination of Newmont, Normandy and Franco-Nevada, New Newmont's net debt to net book capitalization will be approximately 23%, compared to approximately 41% for Newmont on a stand-alone basis.

   New Newmont will benefit from the free cash flow generated by Franco-Nevada's royalty stream and low cash cost operations that, together with an improved balance sheet, will provide New Newmont with the ability to pursue growth while continuing to reduce overall debt.

   New Newmont will help manage financial risk by preserving and growing Franco-Nevada's royalty business, which will serve as a natural hedge in the event of a low gold price environment. New Newmont will also capitalize on the investment skill and expertise of Franco-Nevada's management through a merchant banking unit, which is expected to have the opportunity for growth by taking advantage of our processing technologies and the New Newmont's vast land package.

   The size and scope of New Newmont's holdings and the strength of management will afford a significant opportunity for strategic industry rationalization. If 100% of Normandy is acquired, New Newmont will review opportunities to further rationalize its asset base through the consolidation of separately held and managed assets and the sale or disposal of lower margin or non-core operations.

   LEVERAGE TO GOLD PRICE

   We have a strong belief in the long-term value of gold. New Newmont intends to continue Newmont's "no-hedging" philosophy, creating the gold industry's largest unhedged, uncommitted reserve base of approximately 85 million ounces. The largely unhedged reserve base will offer shareholders the opportunity to benefit from New Newmont's substantial leverage to gold (although this strategy also increases the exposure to a fall in the gold price). New Newmont's annual pre-tax cash flow is estimated to increase by US$162 million for every US$25 per ounce increase in the price of gold (this is the largest exposure in the industry by approximately 80%). Over time, New Newmont plans to opportunistically unwind the current Normandy hedge book (currently at 10.4 million ounces, exclusive of TVX Normandy) to further its upside potential from increases in the price of gold.

   BOARD OF DIRECTORS AND MANAGEMENT

   New Newmont's Board of Directors will initially consist of 17 members, including the current 12 directors of Newmont, the two Co-Chief Executive Officers of Franco-Nevada (Messrs. Seymour Schulich and Pierre Lassonde), one additional nominee from the board of Franco-Nevada, and two nominees from the board of Normandy. Mr. Champion de Crespigny will be invited to fill one of the Normandy positions. Wayne W. Murdy will serve as Chairman and Chief Executive Officer of New Newmont and Pierre Lassonde will serve as its President.

   New Newmont's combined management expects to employ best practices and personnel, focusing on core mining operations, reducing costs and applying the latest innovations and technology to increase cash flows from operations and effectively develop new opportunities. The combined management of the three companies will bring an array of expertise and skills to New Newmont, such as:

  . GLOBAL DEVELOPMENT. Newmont's and Normandy's strength in global operations and mine development and Newmont's gold processing technology skills.

   . MERCHANT BANKING. Franco-Nevada's corporate development skills and expertise in the management of royalty assets.

   . MERGER INTEGRATION. Newmont's proven ability to successfully integrate acquisitions and deliver synergies on schedule.

   GROWTH

   Newmont intends to use its experience in the discovery, evaluation, development and operation of large, sophisticated mining operations to:

  .  Continually optimize returns from existing core operations.

  . Pursue rational and effective development of Normandy's portfolio of development projects.

  . Enhance and grow its operations and project pipeline through strategic and opportunistic high-quality asset and equity acquisitions, and aggressive, worldwide exploration.

  . Maintain a geographically and politically diverse group of mining operations.

   MARKET LIQUIDITY

   New Newmont will have significant capital market scale, providing global trading liquidity to investors. With an expected equity value of approximately US$8 billion, and listings on the NYSE and expected listings on the ASX and TSE, New Newmont investors will benefit from enhanced trading volume, expected to be the largest in the gold sector with approximately US$62 million in average daily trading volume (based on historic trading of Newmont, Normandy and Franco-Nevada) and increased stockholder diversity. New Newmont will also be a member of the S&P 500 index, one of the world's leading trading indexes and will pursue inclusion in key ASX indices as well.

   EFFECT OF A TRANSACTION WITHOUT FRANCO-NEVADA

   While Newmont believes that it will complete the acquisition of Franco-Nevada, it is possible that the conditions to that acquisition will not be satisfied. Consequently, it is possible that we may succeed in acquiring Normandy but fail to acquire Franco-Nevada.

   Although the inability to acquire Franco-Nevada will prevent New Newmont from realizing all of the benefits that would arise from a combination of the three companies as described above, New Newmont would still expect to achieve benefits from the combination of Newmont and Normandy alone. New Newmont would still be the premier unhedged gold investment vehicle.

   COMBINED PRODUCTION AND RESERVE ESTIMATES WOULD NOT BE MATERIALLY DIFFERENT. A combination of Newmont and Normandy alone would not result in material changes to the production and reserve figures set forth in "The Companies--Business of New Newmont--Pro Forma New Newmont Highlights" on page
73. New Newmont would still have had estimated combined 2001 production of 7.9 million ounces (the largest in the industry) and estimated combined reserves (based on latest public filings) of 92.7 million ounces (again, the largest in the industry), based on latest public filings.

   New Newmont would still have 22 mines on five continents and the industry's largest land package. The absence of Franco-Nevada would not affect the balance of the new company's political risk profile, with approximately 70% of combined production and approximately 60% of its combined reserves in countries rated AAA by Standard & Poor's local currency credit rating.

   New Newmont also would still expect to be a low cash cost producer. For the twelve months ended September 30, 2001, the combined average cash cost of production would have been US$173 per ounce.

   STRONG MANAGEMENT. If the Normandy transaction is completed but the Franco-Nevada transaction is not, the Board of Directors initially will consist of 14 members, including the current 12 directors of Newmont, and two nominees from Normandy. Mr. Champion de Crespigny will be invited to fill one of the Normandy positions. Wayne W. Murdy will serve as Chairman, President and Chief Executive Officer of the company.

   New Newmont would still draw on the complementary operating and management skills of the two companies to build an integrated enterprise based on stable, profitable operations, a broad and balanced portfolio of investment opportunities, a sustainable balance sheet and dedication to providing investors with the most leverage to a rising gold price. Newmont's track record of exploration success, technical expertise and project development matches well with Normandy's success in identifying and operating properties in the region, and the combined enterprise will benefit from the sharing of best practices and knowledge among the two companies.

   MARKET LIQUIDITY. New Newmont would still have significant capital market scale, and would still provide global trading liquidity for investors. With an expected market equity value of approximately US$5.6 billion, and listings on the NYSE and ASX, investors in New Newmont would still benefit from enhanced trading volume and increased stockholder diversity. New Newmont would also be a member of the S&P 500 index and would pursue inclusion in key ASX indices.

   CAPITAL STRUCTURE AND FINANCIAL FLEXIBILITY. New Newmont would have a ratio of net debt to book capitalization of approximately 39% compared to approximately 41% for Newmont on a stand-alone basis. Absent the acquisition of Franco-Nevada, New Newmont would not have the benefit of Franco-Nevada's royalty income stream or cash balance and would have a substantial amount of debt. It is unlikely, without Franco-Nevada, that New Newmont would be able to pursue its growth objectives as aggressively, or be able to immediately improve its credit rating to the same extent as if both Normandy and Franco-Nevada are acquired.

   We expect that New Newmont would focus on improving its financial strength and flexibility by taking advantage of the new company's scale, broad project portfolio and global operating experience to reduce its cash costs of production and increase free cash flow from operations. It also would focus attention on rationalizing its asset base and disposing of non-core assets. Cash raised as part of that process and from operations would be used to further reduce the debt of New Newmont.

   POTENTIAL COST SAVINGS AND SYNERGIES. Synergies with respect to the rationalization of corporate overhead and exploration and development budgets, operating efficiencies and reductions in procurement costs would remain largely unaffected by the absence of Franco-Nevada. The ability of New Newmont to repay debt and realize interest savings would be significantly reduced. Further, most of the tax savings could not be achieved, as most of the tax synergies are attributable to the combination of the three companies.

   New Normandy would expect to realize approximately US$40 million to US$45 million in after tax synergies in the first full year, increasing to US$45 million to US$50 million a year by the end of the second full year. The synergies would come primarily from rationalization of corporate overhead and exploration and development budgets, rationalization of operating efficiencies and reductions in procurement costs. Again, Newmont has a strong track record of delivering on synergies.

   LEVERAGE TO GOLD PRICE. The absence of Franco-Nevada would not change Newmont's belief in the long-term value of gold or its desire to continue Newmont's "no-hedging" philosophy. Without Franco-Nevada, New Normandy would still have the industry's largest unhedged reserve base of approximately 83 million ounces, and it would still propose to opportunistically unwind Normandy's hedge book over time, giving shareholders the same opportunity to benefit from the company's substantial leverage to gold.

RECOMMENDATION OF THE NEWMONT BOARD OF DIRECTORS

   At its meeting on November 13, 2001, after due consideration, the Newmont board of directors unanimously:

  . determined that (1) it was advisable for Newmont to enter into the agreements providing for the transactions, to enter into the merger agreement and to amend its restated certificate of incorporation and (2) the transactions, the merger agreement and the amendment are advisable, fair to and in the best interests of Newmont stockholders;

  . approved the agreements providing for the transactions, including the arrangement agreement with Franco-Nevada and the deeds of understanding with Normandy, the merger agreement and the amendment to the restated certificate of incorporation;

  . approved the proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies; and

  . recommended that the Newmont stockholders vote for the adoption of the merger agreement, the approval of the amendment, the approval of the issuance of the shares of common stock in connection with the completion of the transactions and the proposal to adjourn the meeting, if necessary.

   In making these determinations and recommendations, and in approving the agreements and the amendment, the Newmont board of directors consulted with Newmont management as well as its outside legal counsel and financial advisors, and considered the matters set forth above under "Reasons for the Transactions".

   All business combinations, including the transactions, also include certain risks and disadvantages. The material potential risks and disadvantages to Newmont stockholders identified by the Newmont board of directors and management in considering the merger include the following:

  .  the time and resources required to complete the transactions;

  . the possibility that Newmont might not succeed in completing one or both of the transactions;

  . the other opportunities and/or transactions that might need to be forgone as result of the proposed transactions;

  . the difficulties and complexities inherent in combining and integrating the three companies and the potential distraction to management; and

  . the risk that the benefits sought from the transactions, due to the matters described under "Risk Factors" and other factors, might not be fully achieved.

   The Newmont board of directors believed and continues to believe that these potential risks and disadvantages are outweighed by the potential benefits anticipated result from the merger.

   This discussion of the factors considered by the Newmont board of directors is not intended to be exhaustive. Because of the wide variety of factors considered in connection with its evaluation of the merger, the Newmont board of directors did not find it practicable to, and did not, quantify, rank or otherwise attempt to assign relative weights to the specific factors considered in reaching its conclusions. In addition, individual directors may have given different weights to different factors.

   THE NEWMONT BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT, FOR THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION, FOR THE ISSUANCE OF SHARES OF HOLDCO OR NEWMONT COMMON STOCK, AS THE CASE MAY BE, IN CONNECTION WITH THE TRANSACTIONS AND FOR THE ADJOURNMENT OF THE MEETING, IF NECESSARY, TO PERMIT THE SOLICITATION OF FURTHER VOTES IN FAVOR OF THESE PROPOSALS.

REGULATORY MATTERS

   HSR FILINGS. Under the HSR Act, and the rules promulgated under the HSR Act by the Federal Trade Commission (or "FTC"), the transactions may not be consummated until notifications and certain information have been given to the Antitrust Division of the United States Department of Justice (or "Antitrust Division") and the FTC and the applicable waiting period has expired or been terminated. The waiting period expires thirty calendar days after a complete filing made under the HSR Act unless either the FTC or the Antitrust Division requests additional information prior to the expiration of the waiting period or earlier terminates the waiting period earlier. On November 28, 2001, we filed a Premerger Notification and Report Form with the Antitrust Division and the FTC in connection with our offer for Normandy shares. On December 21, 2001, the applicable waiting period following the filing was terminated early by the FTC. On November 28, 2001, we and Franco-Nevada filed a Premerger Notification and Report Form in connection with our acquisition of Franco-Nevada. The applicable waiting period for that filing will expire at 11:59 p.m., New York City time, on December 28, 2001, unless the waiting period is earlier terminated or extended.

   The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the offer and the arrangement. At any time before or after delivery of Newmont shares (in the form of shares of Newmont common stock or Newmont Clearing House Electronic Subregister System depositary interests (CDIs) under the offer, the Antitrust Division or the FTC could take whatever action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the delivery of Newmont shares pursuant to the transactions, seeking the divestiture of Normandy shares (including Normandy shares represented by Normandy ADSs) acquired by us pursuant to the offer or seeking the divestiture of substantial assets of us and Normandy. Private parties and state attorneys general may also bring legal action under federal or state antitrust laws under some circumstances. Based upon an examination of information available relating to the businesses in which we, Normandy Franco-Nevada and each of our respective subsidiaries are engaged, it is not believed that the offer will violate U.S. antitrust laws. Nevertheless, there can be no assurance that a challenge to the transactions on antitrust grounds will not be made or, if a challenge is made, what the result would be.

   COMPETITION ACT (CANADA). Under the Competition Act (Canada) (the "Competition Act"), certain transactions involving the acquisition of voting shares of a corporation that carries on an operating business in Canada require the parties to notify the Commissioner of Competition (the "Commissioner") prior to the completing their proposed transaction. If a transaction is subject to the notification requirements (a "Notifiable Transaction"), notification must be made either on the basis of a short-form filing (in respect of which there is a 14-day statutory waiting period) or a long-form filing (in respect of which there is a 42-day statutory waiting period). Where, however, the Commissioner is satisfied by the parties to a proposed transaction that there would not be sufficient grounds to challenge the transaction, the Commissioner may issue an advance ruling certificate (an "ARC") which exempts the transaction from the notification requirements.

   A Notifiable Transaction may not be completed until the applicable statutory waiting period has expired or an ARC has been issued. However, the Commissioner's review of a Notifiable Transaction may take longer than the statutory waiting period, in which case, the parties may be asked to delay completion of the Notifiable Transaction until the review is completed and the Commissioner has determined his position. Upon completion of the review, the Commissioner may decide to (i) challenge the Notifiable Transaction, if the Commissioner concludes that it is likely to substantially lessen or prevent competition, and ultimately seek an order of the Competition Tribunal (a) prohibiting the completion of the Notifiable Transaction on an interim or permanent basis if the parties insist on proceeding with it without addressing the concerns of the Commissioner, (b) requiring the divestiture of shares or assets or the dissolution of the Notifiable Transaction, if it has been completed, or (c) with the consent of the person against whom the order is directed, requiring that person to take any other action; (ii) issue a "no-action" letter stating that the Commissioner does not intend, at such time, to make an application to the Competition Tribunal for an order as described in paragraph (i); or (iii) issue an ARC stating that there are not sufficient grounds in respect of the proposed transaction to apply to the Competition Tribunal. Where an ARC is issued and the Notifiable Transaction to which the ARC relates is substantially completed within one year after the ARC is issued, the Commissioner cannot seek an order of the Competition Tribunal in respect of the Notifiable Transaction solely on the basis of information that is the same or substantially the same as the information on the basis of which the ARC was issued.

   We have filed a request for an ARC with the Commissioner with respect to both the acquisitions of Normandy and Franco-Nevada.

   INVESTMENT CANADA ACT (CANADA). Under the Investment Canada Act (the "Investment Act"), certain transactions involving the acquisition of control of a Canadian business by a non-Canadian are subject to review and cannot be implemented unless the Minister responsible for the Investment Act (the "Minister") is satisfied that the transaction is likely to be of net benefit to Canada. If a transaction is subject to the review requirement (a "Reviewable Transaction"), an application for review must be filed with the Director of Investments appointed under the Investment Act prior to the Implementation of the Reviewable Transaction. The Minister is then required to determine whether the Reviewable Transaction is likely to be of net benefit to Canada taking into account, among other things, certain factors specified in the Investment Act and any written undertakings that may have been given by the applicant. The Investment Act contemplates an initial review period of 45 days after filing; however, if the Minister has not completed the review by that date, the Minister may unilaterally extend the review period by a further 30 days (or such longer period as may be agreed to by the applicant) to permit completion of the review.

   The prescribed factors of assessment to be considered by the Minister include, among other things, the effect of the investment on the level and nature of economic activity in Canada (including the effect on employment, resource processing, utilization of Canadian products and services and exports), the degree and significance of participation by Canadians in the acquired business, the effect of the investment on productivity, industrial efficiency, technological development, product innovation and product variety in Canada, the effect of the investment on competition within any industry in Canada, the compatibility of the investment with national industrial, economic and cultural policies (taking into consideration corresponding provincial policies), and the contribution of the investment to Canada's ability to compete in world markets. If the Minister determines that he or she is not satisfied that a Reviewable Transaction is likely to be of net benefit to Canada, the Reviewable Transaction may not be implemented.

   Because the arrangement is a Reviewable Transaction, we filed an application for review with the Director of Investments on December 21, 2001. The Minister has not yet completed the review of the Arrangement. The obligations of Franco-Nevada and us to consummate the arrangement are subject to the condition that the Minister has been satisfied, or deemed to have been satisfied, on terms and conditions satisfactory to Franco-Nevada and us that the transaction is of net benefit to Canada.

   AUSTRALIAN FOREIGN ACQUISITIONS AND TAKEOVERS ACT. Under the Foreign Acquisitions and Takeovers Act 1975 (Cth) of Australia, we must notify the Foreign Investment Review Board (or "FIRB"), which acts on behalf of the Treasurer of Australia, before we acquire more than 15% of Normandy. The Treasurer may prohibit the acquisition, if he considers that it would be contrary to the national interest. The Treasurer must decide within 30 days whether he has any objection to the acquisition, or extend the time for making a decision by up to a further 90 days. The notification was lodged with FIRB on December 7, 2001; hence, the initial period for a decision will expire on January 6, 2002.

   ADDITIONAL ANTITRUST APPROVALS. We and Normandy conduct operations in a number of other jurisdictions where regulatory filings or approvals may be required in connection with the offer. We have made or will make antitrust filings with the relevant authorities in Brazil. We are currently in the process of reviewing whether any other filings will be required or advisable in other jurisdictions, and currently intend to make the appropriate regulatory filings and applications if it is determined that such filings are required or advisable.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

  INTERESTS OF NEWMONT DIRECTORS AND EXECUTIVE OFFICERS

   Some of our executives and directors have interests in the transactions that are or may be considered different from or in addition to the interests of our stockholders generally. Our board was aware of these interests when it approved the merger agreement and the merger. We summarize below the material interests of our executive officers and directors.

   At the effective time of the merger, each option or deferred stock award with respect to a number of shares of Newmont common stock held by an executive officer or director will be converted into a option or deferred stock award with respect to the same number of shares of Holdco common stock, subject to the terms of the plan and agreement under which the option or award was granted. As of . , 2002, our executive officers and directors held options to purchase . shares of Newmont common stock and deferred stock awards with respect to . shares of Newmont common stock. The terms of these options and deferred stock awards will not change as a result of the merger or the transactions.

  INTERESTS OF CERTAIN NORMANDY DIRECTORS AND EXECUTIVE OFFICERS

   If the acquisition of Normandy is completed, Robert J. Champion de Crespigny will be invited to join New Newmont's board of directors. If he accepts the position, he will be entitled to the fees and benefits to which directors of New Newmont will be entitled. In connection with Mr. Champion de Crespigny's proposed appointment to the board of New Newmont, it has been proposed that Mr. Champion de Crespigny agree to a voluntary escrow of Newmont CDIs which are issued to him under our offer for Normandy shares for a maximum period of two years from the issue date.

   See "Other Matters Relating to the Transactions--Champion de Crespigny Escrow Agreement."

  INTERESTS OF FRANCO-NEVADA DIRECTORS AND EXECUTIVE OFFICERS

   Certain officers and directors and Franco-Nevada have interests in the transactions that are different from those of Franco-Nevada shareholders generally.

   Seymour Schulich, Pierre Lassonde and seven other executives (collectively, the "executives") have employment agreements which have a term of five years and are automatically renewed annually. Franco-Nevada has the right by notice to the executive to terminate each executive's agreement at any time after the fifth anniversary of each agreement. Franco-Nevada also has the right to replace each agreement after the 14th month following a change of control provided the benefits of the new agreement are equal to or better than those in the agreement. On termination of the executive after a change of control and before the third anniversary of a change of control, Franco-Nevada must pay the executive the accrued amount of the executive's latest annual salary plus the last bonus to the date of termination as well as a termination payment (unless the executive is terminated for cause). The termination payment for both Seymour Schulich and Pierre Lassonde is US$750,000, and for the other executives ranges from C$100,000 to C$1,000,000. Under the agreements and Franco-Nevada's stock option plan, following a change of control all stock options held by the executives (other than Mr. Schulich) prior to a change of control become fully vested and must be exercised prior to the second anniversary of a change of control. Seymour Schulich does not hold any stock options.

   If the acquisition of Franco-Nevada is completed, Seymour Schulich and Pierre Lassonde will become directors of New Newmont and will be entitled to the fees and benefits to which directors of New Newmont will be entitled. If the acquisition is completed, Pierre Lassonde will become the President of New Newmont, Seymour Schulich will become Chairman of the merchant banking subsidiary of New Newmont and other executive officers of Franco-Nevada may become executive officers of New Newmont or the merchant banking subsidiary of New Newmont. As of this date, the terms of Mr. Lassonde's employment by New Newmont and the terms of Mr. Schulich's employment by the merchant banking subsidiary of New Newmont have not been determined. See "Other Matters Relating to the Transactions--Schulich and Lassonde Lock-Up and Escrow Agreements."

   The directors and officers of Franco-Nevada do not own any shares of Newmont common stock or any Normandy shares.

MANAGEMENT AND OPERATIONS AFTER THE TRANSACTIONS.

   New Newmont's Board of Directors will initially consist of 17 members, including the current 12 directors of Newmont, the two Co-Chief Executive Officers of Franco-Nevada (Messrs. Seymour Schulich and Pierre Lassonde), one additional nominee from the board of Franco-Nevada, and two nominees from the board of Normandy. Mr. Champion de Crespigny will be invited to fill one of the Normandy positions. Wayne W. Murdy will serve as Chairman and Chief Executive Officer of New Newmont and Pierre Lassonde will serve as its President.

   If the Normandy transaction is completed but the Franco-Nevada transaction is not, New Newmont's board of directors will consist of 14 members, including the current 12 directors of Newmont and two nominees from Normandy. Mr. Champion de Crespigny will be invited to fill one of the Normandy positions. Mr. Murdy will serve as Chairman, President and Chief Executive Officer of New Newmont.

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ACCOUNTING TREATMENT

   Under U.S. GAAP, we will account for the acquisition of Normandy and Franco-Nevada using the purchase method of accounting.

LEGAL PROCEEDINGS

   AngloGold Limited has made an application to the Takeovers Panel in Australia for certain orders in relation to our proposed bid for Normandy, on the basis that we may give Franco-Nevada and its shareholders benefits that are not offered to other Normandy shareholders, arising out of the agreements governing the transactions.

   On December 12, 2001, the Takeovers Panel announced that it had declined AngloGold's application for a declaration of unacceptable circumstance in relation to our bid for Normandy.

   On December 13, 2001, AngloGold lodged an application for review of the Takeovers Panel's decision. On December 20, 2001, the Takeovers Panel declined AngloGold's application for review.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS TO NEWMONT STOCKHOLDERS

   The following general discussion summarizes the anticipated material U.S. federal income tax consequences of the merger to holders of Newmont common stock that exchange their Newmont common stock for New Newmont common stock in the merger. This discussion addresses only those Newmont stockholders that hold their Newmont common stock as a capital asset, and does not address all the U.S. federal income tax consequences that may be relevant to particular Newmont stockholders in light of their individual circumstances or to Newmont stockholders that are subject to special rules, such as:

   . financial institutions;

   . mutual funds;

   . tax-exempt organizations;

   . insurance companies;

   . dealers in securities or foreign currencies;

   . traders in securities that elect to apply a mark-to-market method of accounting;

   . foreign holders;

   . persons that hold their shares as a hedge against currency risk or as part of a straddle, constructive sale or conversion transaction; or

   . holders that acquired their shares upon the exercise of Newmont stock options or otherwise as compensation.

   The following discussion is not binding on the Internal Revenue Service. It is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and foreign laws and U.S. federal laws other than U.S. federal income tax laws, are not addressed.

   Holders of Newmont common stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the merger, including the applicability and effect of U.S. federal, state and local and foreign income and other tax laws in their particular circumstances. The parties have structured the transaction so that it is anticipated that the merger will be a reorganization for U.S. federal income tax purposes and/or that the merger, taken together with the exchange of Normandy shares for shares of New Newmont common stock and the exchange of Franco-Nevada common stock for New Newmont common stock will be treated as an exchange described in Section 351 of the Internal Revenue Code. Assuming the merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and/or an exchange described in Section 351 of the Internal Revenue Code, holders of Newmont common stock that exchange their Newmont common stock solely for New Newmont common stock in the merger will not recognize gain or loss for U.S. federal income tax purposes. Each holder's aggregate tax basis in the New Newmont common stock received in the merger will be the same as that holder's aggregate tax basis in the Newmont common stock surrendered in the merger. The holding period of the New Newmont common stock received in the merger by a holder of Newmont common stock will include the holding period of Newmont common stock that the holder surrendered in the merger.

   We expect that, like holders of Newmont common stock, holders of Newmont $3.25 Convertible Preferred Stock will not recognize gain or loss for U.S. federal income tax purposes as a result of the transaction. However, the U.S. federal income tax consequences of the transaction to holders of $3.25 Convertible Preferred Stock depend on many factors, including whether (i) the $3.25 Convertible Preferred Stock constitutes nonqualified preferred stock within the meaning of Section 351(g) of the Internal Revenue Code, (ii) such holders are treated as receiving nonqualified preferred stock in the transaction, (iii) the merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (iv) the $3.25 Convertible Preferred Stock remains as shares of Newmont Mining Corporation or is exchanged for convertible preferred shares of Delta Holdco Corp. In general, nonqualified preferred stock includes preferred stock with respect to which (i) the holder has the right to require the issuer or a related person to redeem or purchase the stock, (ii) the issuer or a related person is required to redeem or purchase such stock, or (iii) the issue or a related person has their right to redeem or purchase the stock and, as of the issue date, it is more likely than not that such right will be exercised. Holders of $3.25 Convertible Preferred Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the transaction, including the applicability and effect of U.S. federal, state and local and foreign income and other tax laws in their particular circumstances.

                             THE MERGER AGREEMENT

   THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT, A FORM OF WHICH IS ATTACHED AS APPENDIX A TO THIS DOCUMENT.

THE MERGER

   The merger agreement provides that Acquisitionco will merge with and into Newmont, with Newmont continuing as the surviving corporation. Upon completion of the merger, Holdco's name will be changed to "Newmont Mining Corporation."

MERGER CONSIDERATION

   Upon completion of the merger, each share of Newmont common stock, par value $1.60, that is issued and outstanding immediately prior to the effective time of the merger will be converted into one share of Holdco common stock, par value $1.60 per share.

   If we complete the merger, pursuant to the merger agreement, we have the option to:

   (1) leave outstanding the Newmont $3.25 convertible preferred stock, par value $5.00 per share, in which case the Newmont $3.25 convertible preferred stock will be convertible, pursuant to its terms, into shares of Holdco common stock; or

   (2) exchange the outstanding shares of Newmont $3.25 convertible preferred stock for shares of Holdco $3.25 convertible preferred stock having the same preferences and rights with respect to Holdco, as the Newmont $3.25 convertible preferred stock has with respect to Newmont as of the date of the merger agreement.

   In either case, upon completion of the merger, the holders of convertible preferred stock will be entitled to vote along with the holders of common stock on all matters relating to Newmont (if we choose to leave outstanding the Newmont $3.25 convertible preferred stock) or Holdco (if we effect the exchange for Holdco $3.25 convertible preferred stock). If we convert our convertible preferred shares of Holdco, the Holdco convertible preferred shares will vote along with the Holdco common shares on an as-converted basis. In either case, the aggregate voting power of the Holdco convertible preferred stock, as a class, or the Newmont convertible preferred stock, as a class, will be commensurate with the proportionate economic interest in Newmont of holders of Newmont convertible preferred stock, as a class, immediately prior to the completion of the merger.

   Absent non-payment of dividends, our $3.25 convertible preferred stock does not currently have voting rights and will not obtain further voting rights if we do not complete the merger.

TREATMENT OF NEWMONT STOCK OPTIONS

   As of the effective time of the merger, Holdco will assume each plan, program or arrangement pursuant to which Newmont grants options, equity or equity-based awards to its employees and may modify the plans, programs and arrangements to provide that awards with respect to shares of Holdco common stock may be granted by Holdco pursuant to the terms thereof after the merger.

CLOSING CONDITION

   Newmont's, Acquisitionco's and Holdco's obligations to complete the merger are conditioned upon the adoption of the merger agreement by our stockholders.

TERMINATION

   We, Acquisitionco or Holdco may terminate the agreement before completion of the merger for any reason, notwithstanding the adoption of the merger agreement by our stockholders, by written notice to the non-terminating parties. When the terminating party gives such notice, the merger agreement will be terminated and there will be no liability under the merger agreement or on account of the termination on the part of Newmont, Acquisitionco, Holdco or any of our directors, officers, employees, agents or stockholders.

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

                       PROPOSED AMENDMENT TO THE NEWMONT
                     RESTATED CERTIFICATE OF INCORPORATION

   In connection with our proposed acquisition of Normandy and Franco-Nevada, we currently intend to complete the restructuring contemplated by the merger agreement, in which case, among other consideration, we will issue shares of Holdco common stock to the stockholders of Normandy and Franco-Nevada pursuant to the off-market bid and the arrangement agreement, respectively. However, in the event the restructuring contemplated by the merger agreement is not completed, we intend to complete the acquisitions regardless, in which case, among other consideration, we will issue shares of Newmont common stock to the stockholders of Normandy and Franco-Nevada. In order to do so, we must amend our restated certificate of incorporation to increase the number of shares that Newmont is authorized to issue.

   Under our existing restated certificate of incorporation, we are authorized to issue up to 255 million shares of capital stock, of which 5 million shares are allocated to Newmont preferred stock, par value $5 per share, and 250 million shares are allocated to Newmont common stock.

   Pursuant to the terms of our off-market bid and the arrangement agreement, upon completion of the acquisition of Normandy and Franco-Nevada, we could be required to issue up to approximately 198.8 million new shares of Newmont common stock. After giving effect to these acquisitions, we could be required to have issued and outstanding up to approximately 394.9 million shares of Newmont common stock. Because this number exceeds the 250 million shares of Newmont common stock that we are authorized to issue under our restated certificate of incorporation, we must amend our restated certificate of incorporation in order to be able to complete the acquisitions in the event that the restructuring contemplated by the merger agreement is not completed.

   Our board of directors has approved an amendment to our restated certificate of incorporation to increase the number of authorized shares of Newmont common stock from 250 million shares to 750 million shares. The proposed amendment provides that the first paragraph of Article FOURTH of our restated certificate of incorporation be amended to read in its entirety as follows:

   "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 755,000,000 of which 5,000,000 shall be Preferred Stock (hereinafter called "Preferred Stock") of the par value of $5 per share and 750,000,000 shares shall be Common Stock (hereinafter called "Common Stock") of the par value of $1.60 per share."

   Our board of directors believes this amendment is necessary in order to provide not only sufficient shares to complete the proposed acquisitions of Normandy and Franco-Nevada in the event the restructuring contemplated by the merger agreement is not completed, but also to have sufficient shares to complete future acquisitions, or to effect any future stock split or stock dividend.

   All shares of Newmont common stock, including those now authorized and those that would be authorized under the proposed amendment to our restated certificate of incorporation, would be equal in rank and have the same voting, dividend and liquidation rights. No holders of Newmont common stock have or will have preemptive rights.

   Our board of directors has determined that the increase in the authorized shares of Newmont common stock is in the best interests of Newmont and Newmont's stockholders and has declared the amendment advisable. THE NEWMONT BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF NEWMONT COMMON STOCK ENTITLED TO VOTE ON THE PROPOSAL VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.

   The affirmative vote of the holders of a majority of the outstanding shares of Newmont common stock entitled to vote on the proposal is required to approve the amendment to our restated certificate of incorporation.

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

                          THE ACQUISITION OF NORMANDY

   DELTA ACQUISITION LLC, A DELAWARE LIMITED LIABILITY COMPANY AND AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF NEWMONT, IS MAKING THE BID DESCRIBED IN THIS SECTION. THEREFORE, UNLESS THE CONTEXT REQUIRES OTHERWISE, REFERENCES IN THIS SECTION "THE ACQUISITION OF NORMANDY" TO "NEWMONT" (INCLUDING REFERENCES TO WORDS SUCH AS "WE," "US" AND "OUR") AS THE ENTITY MAKING THE BID ARE REFERENCES TO DELTA ACQUISITION LLC.

THE OFFER FOR NORMANDY SHARES

   To acquire Normandy, we are making an off-market bid for the ordinary shares in the capital of Normandy. The consideration offered is 3.85 shares of Newmont common stock for every 100 Normandy shares. In addition, we will pay A$0.40 for each ordinary share of Normandy, or the U.S. equivalent of that amount for holders outside Australia.

   Normandy shareholders who are located in the United States or are residents in Canada will receive their share consideration in the form of Newmont common stock. Normandy shareholders who are located outside the United States and are not residents in Canada (with certain exceptions) will receive CDIs, which will trade on ASX. We anticipate that ten Newmont CDIs will represent one share of Newmont common stock. Holders of Newmont CDIs will participate fully in all dividends, other distributions and entitlements declared by us in respect of fully paid shares of Newmont common stock.

  OFFER PERIOD

   Unless the offer period is extended or the offer is withdrawn, the offer will remain open for acceptance by holders of Normandy shares during the period commencing on the date of the offer and ending at 7:00 p.m., Sydney time, 3:00 a.m., New York City time, on February 15, 2002. Subject to applicable law, we may extend the offer period. In addition, if, within the last seven days of the offer period: the offer is varied (I.E., amended) to increase the consideration offered, or our voting power in Normandy increases to more than 50.1%, then, in accordance with applicable laws, the offer period will be mandatorily extended so that it ends 14 days after that event.

   In addition, if the offer period is not extended under the terms described above, in accordance with U.S. federal securities laws, we will extend the offer period if we vary the offer to decrease the consideration offered, within 10 business days of the then scheduled expiration of the offer period, so that the offer period will end 10 business days after the publication of this event.

   If the offer period is extended, we must give Normandy and every Normandy shareholder written notice of the extension, so long as the extension is not an extension of the offer period subsequent to the offer period being declared unconditional in all respects, in which case we will only give notice to Normandy shareholders who have not previously accepted the offer.

  CONDITIONS OF OUR OFFER

   The offer is subject to the satisfaction or waiver by us of the following conditions:

  . AUSTRALIAN FOREIGN INVESTMENT REVIEW BOARD. The Treasurer of the Commonwealth of Australia advises us in writing, before the expiration date of the offer that there is no objection under Australia's foreign investment policy or under the Foreign Acquisitions and Takeovers Act 1975
     (Cth) of Australia to our acquisition of Normandy shares if that acquisition is not otherwise in breach of that legislation or the Treasurer ceases to be entitled to make an order under Part II of that legislation regarding our acquisition of such Normandy shares;

  . MINIMUM ACCEPTANCE CONDITION. Before the end of the offer period, we and our associates have relevant interests in at least 50.1% of the Normandy shares, calculated on a fully diluted basis;

  . NEWMONT STOCKHOLDER APPROVAL. Before the end of the offer period, our stockholders shall have taken all actions necessary to approve the issuance of the shares of Newmont common stock under the offer;

  . NO PRESCRIBED OCCURRENCES. None of the following prescribed occurrences happen after November 14, 2001 and before the expiration of the offer:

      -- Normandy converting all or any of its shares into a larger or smaller number of shares under section 254H of the Corporations Act 2001 (Cth);

      -- Normandy or a subsidiary of Normandy resolving to reduce its share capital in any way;

      -- Normandy or a subsidiary of Normandy entering into a buyback agreement or resolving to approve the terms of a buyback agreement under sections 257C(1) or 257D(1) of the Corporations Act;

      -- Normandy or a subsidiary of Normandy making an issue of its shares
         (other than Normandy shares issued as a result of the exercise of options issued under Normandy's employee share bonus plan or executive share incentive plan or the issue of shares by Normandy NFM Limited, a subsidiary of Normandy, as consideration for the takeover bid for Otter Gold Mines Limited) or granting an option over its shares or agreeing to make such an issue or grant such an option;

      -- Normandy or a subsidiary of Normandy issuing, or agreeing to issue, convertible notes;

      -- Normandy or a subsidiary of Normandy disposing, or agreeing to dispose, of the whole, or a substantial part, of its business or property;

      -- Normandy or a subsidiary of Normandy charging, or agreeing to charge, the whole, or a substantial part, of its business or property;

      -- Normandy or a subsidiary of Normandy resolving that it be wound up;

      -- the appointment of a liquidator or provisional liquidator of Normandy or of a subsidiary of Normandy;

      -- the making of an order by a court for the winding up of Normandy or of a subsidiary of Normandy;

      -- an administrator of Normandy or of a subsidiary of Normandy being appointed under section 436A, 436B or 436C of the Corporations Act;

      -- Normandy or a subsidiary of Normandy executing a deed of company arrangement; or

      -- the appointment of a receiver, receiver and manager, other controller
         (as defined in the Corporations Act) or similar official in relation to the whole, or a substantial part, of the property of Normandy or of a subsidiary of Normandy;

  . NO MATERIAL ADVERSE CHANGE. Before the end of the offer period, no material adverse change occurs or is announced in the business, financial or trading position or condition, assets or liabilities, profitability or prospects of Normandy and its subsidiaries taken as a whole;

  . MISLEADING ANNOUNCEMENT. Before the end of the offer period, Normandy does not disclose any untrue statement of, or omission to state, a fact that was required to be stated, or necessary so as to make a statement not misleading, in any document filed by or on behalf of Normandy with the ASX or ASIC since January 1, 2001, where the untrue statement or omission of fact results in a material adverse effect in relation to the business, financial or trading position or condition, assets or liabilities, profitability or prospects of Normandy and its subsidiaries taken as a whole;

  . NO PUBLIC AUTHORITY INTERFERENCE. During the period from November 14, 2001 to the expiration of the offer:

      -- there is not in effect any preliminary or final decision, order or decree issued by any government or governmental, semi-governmental, statutory or judicial entity or authority, whether in Australia or elsewhere, including without limitation any self-regulatory organization established under statute or any stock exchange, which we refer to as a public authority,

      -- no application is made to any public authority (other than by us), or commenced by a public authority against either Newmont or Normandy, in consequence or in connection with the offer, which restrains or prohibits, or otherwise materially adversely impacts upon, the making of the offer or the completion of any transaction contemplated by the offer or the deeds of undertaking entered into by us and Normandy or the rights of us or our associates in respect of Normandy and the Normandy shares to be acquired under the offer or otherwise;

  . DEEDS OF UNDERTAKING. Before the end of the offer period, no breach of any covenant, warranty or representation made by Normandy or in the deeds of undertaking entered into by us and Normandy occurs or is announced which has a material adverse effect on the business, financial or trading position or condition, assets or liabilities, profitability or prospects of Normandy and its subsidiaries taken as a whole;

  . OTHER GOVERNMENTAL OR REGULATORY APPROVALS. All necessary governmental or regulatory filings (including under the HSR Act, and other competition and foreign investment approval filings or notifications) having been made, all applicable waiting periods with respect to any governmental or regulatory filings having expired or having been terminated, no action having been taken to restrain the offer by any governmental authority, and all necessary governmental or regulatory approvals having been obtained to ensure that:

      -- we can vote and acquire all the Normandy shares under the offer; and

      -- our shares of common stock and Newmont CDIs can be issued under the offer and traded without restriction, including, without limitation, under the Securities Act of 1933, as amended;

  .  AUSTRALIAN MAGNESIUM CORPORATION LIMITED COMMITMENTS

      -- neither Normandy nor any subsidiary of Normandy is a party to any agreement with Australian Magnesium Corporation Limited or is subject to any other obligation in respect of Australian Magnesium Corporation Limited for an amount greater than A$20 million other than:

       . those agreements and obligations disclosed in the Australian Magnesium Corporation Limited prospectus dated October 15, 2001; or

       . an obligation by Normandy to subscribe for Australian Magnesium Corporation Limited shares in the manner and subject to the conditions contained in the Australian Magnesium Corporation Limited prospectus dated October 15, 2001; and

      -- before the end of the offer period, there is no waiver of any condition precedent to the commitment of either Normandy, any subsidiary of Normandy, the syndicate of banks, the Australian Federal Government or the State Government of Queensland to provide funds to Australian Magnesium Corporation Limited being conditions precedent to commitments disclosed or referred to in the Australian Magnesium Corporation Limited prospectus dated October 15, 2001.

   It is a term of the offer that we may, subject to section 650F of the Corporations Act, declare the offer and all other offers and all contracts resulting from the acceptance of offers to be free from the conditions (or any one or more of them or any part thereof) listed above. Any declaration made must be made by us by notice in writing to Normandy.

   In accordance with section 625(3) of the Corporations Act, the offer and all other offers and all contracts that result from the acceptance of offers are subject to the condition that:

  . an application for admission to quotation of Newmont on ASX and of the shares of Newmont common stock on the NYSE will be made within seven days after the date when our bidder's statement is given to Normandy; and

  . permission for admission to quotation of Newmont CDIs on ASX and for quotation of the shares of Newmont common stock on the NYSE will be granted no later than seven days after the end of the offer period.

   We will apply for the necessary quotations as soon as practicable in order to satisfy this condition. The offer may not be declared free of this condition.

   The condition relating to the Australian Investment Review Board above is a condition precedent to our acquisition of an interest (within the meaning of those terms in the Foreign Acquisitions and Takeovers Act) in your Normandy shares (including shares represented by Normandy ADSs). The other conditions under that paragraph are conditions subsequent. The non-fulfillment of any condition subsequent does not prevent a contract to sell Normandy shares resulting from a Normandy shareholder's acceptance of our offer, but entitles us by written notice to you, to rescind the contract resulting from the acceptance of our offer.

   Subject to the provisions of the Corporations Act, we alone have the benefit of the conditions in section (a) above and any breach or non-fulfillment of any such conditions may be relied on only by us.

   The date specified for giving the notice referred to in section 630(3) of the Corporations Act is . , 2002, subject to extension in accordance with section 630(2) of the Corporations Act if the offer period is extended in accordance with the Corporations Act.

   If at the end of the offer period in respect of the conditions specified in the first section above:

  . we have not declared the offer and all other offers made by us under the bid and all contracts resulting from the acceptance of offers to be free from the conditions; and

  .  the conditions have not been fulfilled,

   then all contracts resulting from the acceptance of offers and all offers that have been accepted and from whose acceptance binding contracts have not yet resulted are void. In that event, we will, if a Normandy shareholder has accepted the offer:

          (1) return at the Normandy shareholder's risk his acceptance form together with all documents forwarded by the Normandy shareholders with that form to the address as shown in the acceptance form; or

          (2) if the Normandy shares are in a CHESS Holding, notify Securities Clearing House under the Securities Clearing House Business Rules that the contract resulting from the acceptance of the offer is avoided.

THE DEEDS OF UNDERTAKING

   FIRST DEED OF UNDERTAKING

   THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS, NOT OTHERWISE DISCUSSED IN THIS PROXY STATEMENT/PROSPECTUS, OF THE THREE DEEDS OF UNDERTAKING, TWO DATED AS OF NOVEMBER 14, 2001 AND ONE DATED AS OF DECEMBER 10, 2001, BY AND BETWEEN US AND NORMANDY, IN RELATION TO OUR OFF-MARKET BID FOR ALL THE NORMANDY SHARES HELD BY PERSONS OTHER THAN FRANCO-NEVADA. THE DEEDS OF UNDERTAKING ARE ATTACHED TO THIS DOCUMENT AS APPENDIX C.

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

      (a) NON-SOLICITATION. Normandy may not, nor may it permit its subsidiaries to, nor may it authorize or permit any of its officers, directors or employees or require any investment banker, attorney or other advisor, agent or representative of Normandy or its subsidiaries to:

          (1) directly or indirectly solicit, initiate or encourage the making of (including by way of furnishing non-public information) any inquiries or proposals regarding a competing takeover proposal;

          (2) accept or enter into any agreement, arrangement or understanding with respect to a competing takeover proposal or directly or indirectly participate in any discussions or negotiations regarding or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a competing takeover proposal; or

          (3) approve or recommend a competing takeover proposal.

          A "competing takeover proposal" is defined as any proposal or offer (not including the bid for Normandy by AngloGold as initially announced and constituted by AngloGold's bidder's statement dated October 16, 2001 and the supplementary bidder's statement dated November 1, 2001, but including any increase or proposed increase by AngloGold of the consideration offered under the AngloGold bid) with respect to any transaction that would, if completed substantially in accordance with its terms, result in any person or group of persons other than us and our subsidiaries acquiring (a) assets of Normandy and/or its subsidiaries that have, individually or in the aggregate, a market value exceeding 15% of the market value of all the assets of Normandy and its subsidiaries (taken as a whole) or (b) 25% or more of the voting shares of Normandy.

          The restrictions in (1) and (2) above do not prevent Normandy and the Normandy board from taking or refusing to take any action with respect to a bona fide competing takeover proposal, provided that the Normandy board has determined in good faith and acting reasonably after consultation with its financial advisors and outside legal counsel that the bona fide competing takeover proposal, which was not solicited, initiated or encouraged by Normandy in violation of (1) above and did not otherwise result from a breach or deemed breach of
          (1) or (2) above, is a superior takeover proposal.

          A "superior takeover proposal" is defined as a bona fide competing takeover proposal which the Normandy board has determined, acting reasonably and in good faith (after consulting its financial and legal advisors and considering all material aspects of the proposal and the party making that proposal), would, if consummated in accordance with its terms, be reasonably likely to result in a transaction more favorable to the holders of Normandy shares than our takeover bid.

          Normandy's obligations under these non-solicitation provisions do not restrict Normandy or the Normandy board from taking or failing to take actions where the Normandy board determines in good faith and acting reasonably after consulting its financial advisors and outside legal advisors that to take or fail to take such action constitutes, or would be likely to constitute, a breach of the fiduciary or statutory duties or obligations of the members of the Normandy board.

      (b) UNDERTAKING. Normandy must make a payment to us of A$38.33 million as compensation for our reasonable opportunity costs, reputational costs associated with a failed transaction and costs and expenses in connection with our proposed bid, if:

          (1) a competing takeover proposal is announced or open for acceptance and, pursuant to that proposal, the bidder acquires a relevant interest in more than 50% of all Normandy's shares and that proposal becomes free from any defeating conditions either before or after the end of the applicable offer period; or

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          (2) the Normandy board fails to recommend our takeover bid in
              Normandy's target statement in response to our takeover bid, or the board withdraws or modifies in a manner adverse to us a recommendation previously made in respect of our bid (or proposed bid) or enters into any agreement, arrangement or understanding to recommend or support, or recommends, a competing takeover proposal.

      Normandy is not obligated to make the payment if the following events occur, unless another person, including AngloGold, makes a competing takeover proposal which becomes free from any defeating conditions either before or after the end of the applicable offer period: (a) the terms and conditions of our bid when made are materially less favorable to Normandy shareholders than the terms and conditions of the bid specified in the announcement of our intention to make our bid made on November 14, 2001; (b) our stockholders vote against the resolution to approve the issue of our securities under our bid; or (c) our bid does not receive the required approval from the Treasurer of Australia on terms acceptable to us.

      (c) SECURITY BOND. Normandy must provide a security bond to us as security for its obligation to make the payment referred to above. The security bond has been delivered.

      (d) FACILITATION OF OFFER. Normandy agrees, in certain circumstances, to permit us to dispatch our bidder's statement within five days of the date it is sent to Normandy and to use best endeavors to distribute its target statement in response to our bid as soon as practicable.

      (e) NORMANDY WARRANTIES. Normandy makes certain representations and warranties to us in connection with a number of matters, including:

             (i) its share capital and authority to enter into the deed;

            (ii) the accuracy of information it has provided to us in
                     connection with our due diligence of Normandy;

    (iii) Normandy's conduct of its business; and

            (iv) the reserves and resources of the Normandy group.

      (f) ORDINARY COURSE OF BUSINESS. Normandy agrees, until the consummation of our bid to conduct its business in the ordinary course of business consistent with past practice.

   SECOND DEED OF UNDERTAKING

   If at any time before Normandy is due to make the payment to us required by the first deed of undertaking, there is a challenge before a court or the Australian Takeovers Panel concerning Normandy making the payment: (a) we will not enforce or seek to enforce Normandy's obligation to make the payment (or seek to recover the payment under Normandy's security bond) until the challenge is finally determined; and (b) if, when a challenge to Normandy's making the payment (whether it is brought before or after Normandy has made the payment to us) is finally determined, Normandy is restrained from making the payment (or any part of the payment), or if the making of the payment is determined to be illegal or unlawful (other than for any purpose by a director or officer of Normandy to obtain improper personal financial benefits), then we will not seek to recover the payment (or, if applicable, part of the payment) or damages in lieu of the payment against Normandy or any of its directors or officers, we will not seek to exercise our rights under Normandy's security bond, and, if the challenge was brought after Normandy has made the payment to us, we will refund the payment to Normandy.

   We will not seek payment or recovery from Normandy, and will refund Normandy's payment, under the circumstances outlined above as long as Normandy, in consultation with us, takes all necessary actions to vigorously defend against the challenge before the court or the Australian Takeovers Panel, seeks to join us at our cost as a party to any proceeding in which the challenge is made or brought and, at our discretion, initiates all

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appeal rights from a decision by a court or by the Australian Takeovers Panel which has the effect or result of preventing the payment from being made to us.

   THIRD DEED OF UNDERTAKING

   On December 10, 2001, the parties to the first and second deeds of undertaking agreed to amend the definition of "competing takeover proposal" to clarify that the amendment of the AngloGold bid announced on November 29, 2001 was a "competing takeover proposal," and the reference to our takeover bid was amended to refer to the takeover bid announced by us on November 14, 2001 as amended by the announcement made by us on December 10, 2001. We also agreed that we will not assert that the filing of any application to the Australian Takeovers Panel by AngloGold prior to December 10, 2001 constituted a breach of any condition to our takeover bid for Normandy.

FRANCO-NEVADA LOCK-UP AGREEMENT

   THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS, NOT OTHERWISE DISCUSSED IN THIS PROXY STATEMENT/PROSPECTUS, OF THE LOCK-UP AGREEMENT, DATED AS OF NOVEMBER 14, 2001, BY AND AMONG US, FRANCO-NEVADA AND FRANCO-NEVADA MINING CORPORATION, INC. (FOR PURPOSES OF THIS SUMMARY, FRANCO-NEVADA AND FRANCO-NEVADA MINING CORPORATION, INC. ARE COLLECTIVELY REFERRED TO AS "FRANCO-NEVADA") RELATING TO FRANCO-NEVADA'S 446,100,000 NORMANDY SHARES, WHICH REPRESENT A 19.79% INTEREST IN NORMANDY, CALCULATED ON A FULLY-DILUTED BASIS, AND WHICH WE REFER TO IN THIS SUMMARY AS THE FRANCO-NEVADA NORMANDY SHARES.

      (a) SALE OF SHARES. Franco-Nevada will not, and will not permit any person over which it exercises influence or control to, contract to sell, sell or otherwise transfer or dispose of the Franco-Nevada Normandy Shares (or any interest, securities convertible into, or derivative of, or any voting rights with respect to, any of those shares), other than (a) with our prior consent or (b) pursuant to an acquisition transaction (defined below) under the circumstances described in this section.

      (b) NON-SOLICITATION. Franco-Nevada may not (and may not permit any of its subsidiaries to), directly or indirectly, through any of its or its subsidiaries' directors, officers, employees, insiders, professional advisors, agents or other authorized representatives:
          (i) solicit, initiate, encourage or facilitate (including by way of furnishing non-public information) any inquiries or proposals regarding a competing takeover proposal; (ii) participate in any discussions or negotiations regarding any competing takeover proposal; (iii) approve or recommend any competing takeover proposal; or (iv) accept or enter any agreement, arrangement or understanding related to any competing takeover proposal, other than an acquisition transaction under the circumstances described in this section. Further, Franco-Nevada will immediately cease or cause to be terminated any existing discussions or negotiations with any person in respect of a competing proposal and shall not waive or vary any terms or conditions of any confidentiality or standstill agreement that it has with a person considering a competing proposal.

      (c) CALL NOTICE. At any time prior to Franco-Nevada making the payment referred to in (d) below, we have the right to notify Franco-Nevada (a "call notice") that we require it to sell the Franco-Nevada Normandy shares to us or any entity designated by us (subject to the Treasurer of Australia giving notice that it does not object to such acquisition, which condition relates only to such number of the Franco-Nevada Normandy shares which exceed, in number, 15% of Normandy's issued ordinary shares). The price at which the Franco-Nevada Normandy shares are to be purchased is 0.0385 of a Newmont common share (or of a common share of New Newmont that issues the shares into which the original Newmont shares are converted or for which they are exchanged in connection with the transactions contemplated by the plan of arrangement) per Normandy ordinary share.

      (d) NOTICE AND TERMINATION PAYMENT. If another party acquires a relevant interest in at least 50.1% of the Normandy shares calculated on a fully diluted basis (an "acquisition transaction"), Franco-

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          Nevada may at any time give notice of its intention to tender the shares pursuant to the acquisition transaction. Within four business days following receipt of Franco-Nevada's tender notice, we may deliver a call notice to Franco-Nevada. If we deliver the call notice and acquire the Franco-Nevada Normandy shares under these circumstances, we may not tender those shares into the acquisition transaction that gave rise to Franco-Nevada's entitlement to deliver the tender notice. In addition, for a period of two years from the date of the acquisition transaction, we may not, directly or indirectly, contract to sell, sell or otherwise transfer or dispose of any of the Franco-Nevada Normandy shares (or any interest, securities convertible into or derivative of) or any voting rights with respect to, any of those shares, other than with Franco-Nevada's prior written consent, provided that a transfer to a wholly owned subsidiary or New Newmont that acknowledges that it is bound by the above restrictions will not require such consent.

   If we do not deliver a call notice within four business days following the delivery of Franco-Nevada's tender notice, Franco-Nevada must pay us a termination payment of US$20 million, after which time Franco-Nevada must irrevocably tender the Franco-Nevada Normandy shares to the acquisition transaction.

   If, upon the occurrence of the acquisition transaction, Franco-Nevada does not deliver a tender notice to us within 15 days, Franco-Nevada must pay us the US$20 million termination payment on that date. In addition, for two years from the date of the acquisition transaction, Franco-Nevada must not, directly or indirectly, contract to sell, sell or otherwise transfer or dispose of any of the Franco-Nevada Normandy shares (or any interest, securities convertible into, or derivative of, or any voting rights with respect to, any of the shares), other than with our prior written consent, provided that a transfer to a wholly owned subsidiary that acknowledges that it is bound by the above restrictions will not require that consent.

   At any time prior to the occurrence of an acquisition transaction as described above, if the number of the Franco-Nevada Normandy shares, together with any other Normandy shares tendered to our transaction, equals at least 50.1% of the Normandy shares (calculated on a fully diluted basis), and the conditions to our transaction capable of satisfaction prior to the take-up of Normandy shares have been otherwise satisfied or waived, we may require Franco-Nevada to tender the Franco-Nevada Normandy shares to our transaction.

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                       THE ACQUISITION OF FRANCO-NEVADA

   To acquire Franco-Nevada, we have entered into an arrangement agreement under which each Franco-Nevada shareholder (other than holders who exercise and perfect their dissent rights) will be entitled to receive in exchange for each Franco-Nevada common share either (i) 0.80 of an exchangeable share or (ii)
0.80 of a share of Newmont common stock, on the terms and subject to the limitations and conditions set out in the plan of arrangement. Each Franco-Nevada shareholder will be required to make the same election between
(i) and (ii) in respect of all Franco-Nevada common shares held by that shareholder. If we complete the merger each Franco-Nevada shareholder will be entitled to receive either 0.80 of an exchangeable share (exchangeable into Holdco common stock) or 0.80 of a share of Holdco common stock in exchange for each share of Franco-Nevada common stock held, depending on the election made.

THE ARRANGEMENT AGREEMENT

   THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS, NOT OTHERWISE DISCUSSED IN THIS PROXY STATEMENT/PROSPECTUS, OF THE ARRANGEMENT AGREEMENT. THE ARRANGEMENT AGREEMENT IS ATTACHED TO THIS DOCUMENT AS APPENDIX B.

     (a) REPRESENTATIONS AND WARRANTIES. The arrangement agreement contains various representations and warranties of Newmont with respect to Newmont and our subsidiaries relating to, among other things: (a) our corporate organization, existence and similar corporate matters; (b) our capitalization; (c) the authorization, execution, delivery and enforceability of the arrangement agreement; (d) the execution and delivery of the arrangement agreement and consummation of the transaction not conflicting with or resulting in a violation of, or default under, or giving rise to a right of consent, termination or acceleration of any obligation under, or resulting in a lien on their properties or assets under their articles or by-laws, any law, regulation, order, judgment or decree and other agreements and documents, applicable to us; (e) the reports, schedules, forms, statements and other documents filed by us with the SEC, the compliance in all material respects thereof with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the accuracy of the information contained therein; (f) the absence since December 31, 2000 of any event, change, effect or development which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on us and our subsidiaries, taken as a whole; (g) the absence of judgments, injunctions, orders or decrees that have the effect of impairing the conduct of the business of Newmont and any of our subsidiaries; (h) our title to our real property interests; (i) our insurance coverage; (j) the absence of litigation that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Newmont and our subsidiaries, taken as a whole; and (k) compliance with applicable laws.

     The arrangement agreement also contains various representations and warranties of Franco-Nevada with respect to Franco-Nevada and its subsidiaries relating to, among other things, (a) their corporate organization, existence and similar corporate matters; (b) their capitalization; (c) the authorization, execution, delivery and enforceability of the arrangement agreement; (d) the execution and delivery of the arrangement agreement and consummation of the transaction not conflicting with or resulting in a violation or default under, or giving rise to a right of consent, termination or acceleration of any obligation under, or resulting in a lien on their property or assets under their articles or by-laws, any law, regulation, order, judgment or decree and other agreements and documents; (e) the reports, schedules, forms, statements and other documents filed by Franco-Nevada with Canadian securities regulatory authorities, the compliance in all material respects thereof with the requirements of Canadian securities laws and the accuracy of the information contained therein; (f) the absence since March 31, 2001 of any event, change, effect or development which, individually or in the aggregate, has had or would reasonably be expected to have a materially adverse effect on Franco-Nevada and its subsidiaries, taken as a whole; (g) compliance with applicable laws; (h) the absence of judgments, injunctions, orders or decrees that have the effect of impairing the conduct of the business of Franco-Nevada and any of its subsidiaries; (i) the filing of tax returns and the payment of taxes; (j) the title of Franco-Nevada to its real property interests; (k) compliance with environmental laws; (l) ownership of intellectual property;

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       (m) employment matters; (n) pension and employee benefits; (o)
       completeness and accuracy of financial and corporate books and records;
       (p) insurance matters; (q) the absence of litigation that, individually or in the aggregate, would reasonably be expected to have a materially adverse effect on Franco-Nevada and its subsidiaries, taken as a whole;
       (r) compliance with mine health and safety legislation; (s) dispositions of assets or property since March 31, 2001; and (t) there having been no material reduction in reserves or in the aggregate amount of mineralized material since March 31, 2001.

   (b) Conduct of Business of Franco-Nevada. Prior to the effective time, unless we otherwise agree in writing, Franco-Nevada is required, and is required to cause each of its subsidiaries, to (i) conduct its business only in, not take any action except in, and maintain its facilities in, the ordinary course of business consistent with past practice, (ii) maintain and preserve its business organization and its material rights and franchises, (iii) retain the services of its officers and key employees, (iv) maintain relationships with customers, suppliers, lessees, joint venture partners, licensees, lessors, licensors and other third parties, and (v) maintain all of its operational assets in their current condition (normal wear and tear excepted) to the end that its goodwill and ongoing business are not impaired in any material respect. Without limiting the generality of the foregoing, Franco-Nevada is required (unless contemplated by the arrangement agreement or we otherwise agree in writing) to:

      (1) not do, permit any of its subsidiaries to do or permit to occur any of the following (directly or indirectly):

          (A) issue, grant, sell, transfer, pledge, lease, dispose of, encumber or agree to issue, grant, sell, pledge, lease, dispose of or encumber:

             (i) any common shares or other securities entitling the holder to rights in respect of the securities or assets of Franco-Nevada or its subsidiaries, other than pursuant to rights to acquire such securities existing at the date of the arrangement agreement, or

            (ii) any property or assets of Franco-Nevada or any of its subsidiaries, except in the ordinary course of business consistent with past practice;

          (B) amend or propose to amend its constitutional documents (including articles or other organizational documents or by-laws);

          (C) declare or make any dividend or other distribution (in cash, securities or other property) in respect of any of its securities;

          (D) redeem, purchase or offer to purchase any securities or enter into any agreement, understanding or arrangement with respect to the sale, voting, registration or repurchase of its capital stock;

          (E) adjust, split, combine or reclassify its capital stock or merge, consolidate or enter into a joint venture with any person;

          (F) except in accordance with existing executed agreements of purchase and sale, acquire or agree to acquire (by purchase, amalgamation, merger or otherwise) any person or assets that individually exceeds US$5 million or, in the aggregate, exceed US$10 million;

          (G) make, or commit to make, any capital expenditures that, individually exceed US$10 million or, in the aggregate, exceed US$25 million;

          (H) amend or modify, or propose to amend or modify, its shareholder rights plan;

          (I) incur, create, assume, commit to incur, guarantee or otherwise become liable or responsible for indebtedness for borrowed money, other than:

             (i) advances from subsidiaries of Franco-Nevada made in the ordinary course of business consistent with past practice;

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            (ii) advances from subsidiaries of Franco-Nevada made to fund expenditures permitted by the arrangement agreement; and

           (iii) pursuant to existing operating lines of credit with third party lenders;

          (J) settle or compromise any suit, claim, action, proceeding, hearing, notice of violation, demand letter or investigation involving the possible payment or receipt of amounts that exceed, in the aggregate, US$250,000;

          (K) enter into, adopt or amend any employee benefit plan or employment agreement, except as may be required by applicable law;

          (L) modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality agreement to which Franco-Nevada is a party;

          (M) take any action that could give rise to a right to severance benefits pursuant to any employment, severance, termination, change in control or similar agreements or arrangements;

          (N) adopt or amend, or increase or accelerate the timing, payment or vesting of benefits under or funding of, any bonus, profit sharing compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any current or former employee, director or consultant;

          (O) enter into any confidentiality agreements or arrangements other than in the ordinary course of business consistent with past practice;

          (P) except as otherwise required by law, make any material tax election, settle or compromise any material tax claim, file any tax return (other than in a manner consistent with past practice) or change any method of tax accounting;

          (Q) take any action to exempt or make not subject to the provisions of any take-over law or other law, which purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than we or our subsidiaries) or any action taken thereby, which person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

          (R) make any changes to existing accounting practices, except as the auditors of Franco-Nevada advise in writing are required by applicable law or generally accepted accounting principles, or write up, write down or write off the book value of any assets in amount that, in aggregate, exceed US$500,000 except for depreciation and amortization in accordance with generally accepted accounting principles; or

          (S) enter into or modify any employment, severance, collective bargaining or similar agreements or arrangements with, or take any action with respect to or grant any salary increases, bonuses, benefits, severance or termination pay to, any current or former officers, directors or other employees or consultants;

      (2) use its best efforts to cause its current insurance (or re-insurance) policies not to be cancelled or terminated or any other coverage under those policies to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

      (3) not do or permit any action that would, or could reasonably be expected to, render any of its representations or warranties in the arrangement agreement untrue or inaccurate in a manner that

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          would, or could reasonably be expected to, be materially adverse to
          Franco-Nevada and its subsidiaries, taken as a whole;

      (4) promptly notify us orally and in writing of any change in the ordinary course of its business, operations or properties and of any material complaints, investigations or hearings (or communications indicating that the same may be contemplated) that, individually is, or in the aggregate are, or could reasonably be expected to be materially adverse to Franco-Nevada and its subsidiaries, taken as a whole;

      (5) not implement any other change in its business, affairs, capitalization or dividend policy that is, or in the aggregate are, or could reasonably be expected to be materially adverse to Franco-Nevada and its subsidiaries, taken as a whole; and

      (6) not enter into or modify any contract, agreement, commitment or arrangement with respect to any of the foregoing matters.

   (c) CONDUCT OF BUSINESS AND COVENANTS BY NEWMONT. Prior to the effective time, unless Franco-Nevada otherwise agrees in writing, we are required, and are required to cause each of our subsidiaries to, (i) conduct our business and maintain our facilities in the ordinary course of business consistent with past practice, (ii) maintain and preserve our business organization and our material rights and franchises, (iii) retain the services of our officers and key employees, (iv) maintain relationships with customers, suppliers, lessees, joint venture partners, licensees, lessors, licensors and other third parties, and (v) maintain all of our operational assets in their current condition (normal wear and tear excepted) to the end that our goodwill and ongoing business are not impaired in any material respect. Without limiting the generality of the foregoing, we are required (unless contemplated by the arrangement agreement or Franco-Nevada otherwise agrees in writing) to:

      (1) not, nor permit any of our subsidiaries to, redeem, purchase or offer to purchase any securities of our capital stock, or enter into any agreement, understanding or arrangement with respect to the repurchase of our capital stock (except for transactions among Newmont and our presently existing or future direct or indirect wholly-owned subsidiaries);

      (2) not make any amendment to our certificate of incorporation that changes the fundamental attributes of Newmont common stock;

      (3) not make, declare or pay any dividend (other than quarterly dividends not in excess of US$0.03 per share of Newmont common stock and US$0.8125 per share of preferred stock, with record and payment dates consistent with past practice);

      (4) not adjust, split, combine or reclassify our capital stock or merge or consolidate with any person;

      (5) not incur, create, assume, commit to incur, guarantee or otherwise become liable or responsible for indebtedness for borrowed money that, in the aggregate, exceed US$200 million, except in the ordinary course of business consistent with past practice and other than:

          (i) advances from our subsidiaries made to fund expenditures permitted by the arrangement agreement; and

         (ii) pursuant to existing operating or replacement lines of credit with third party lenders;

      (6) not do or permit any action that would, or could reasonably be expected to, render any of its representations or warranties in the arrangement agreement untrue or inaccurate in a manner that would, or could reasonably be expected to, be materially adverse to us and our subsidiaries, taken as a whole;

      (7) promptly notify Franco-Nevada orally and in writing of any change in the ordinary course of its business, operations or properties and of any material complaints, investigations or hearings (or communications indicating that the same may be contemplated) that, individually is, or in the

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          aggregate are, or could reasonably be expected to be, materially adverse to us and our subsidiaries, taken as a whole;

      (8) not enter into or modify any contract, agreement, commitment or arrangement with respect to any of the foregoing matters; and

      (9) not implement any other change in its business, affairs, capitalization or divided policy that is, or in the aggregate are, or could reasonably be expected to be, materially adverse to us and our subsidiaries, taken as a whole.

   In addition, we must not (unless we first consult with Franco-Nevada) do, permit any of its subsidiaries to do or permit to occur any of the following (directly or indirectly), except in connection with the transaction and among Newmont and our direct or indirect wholly-owned subsidiaries:

      (1) issue, grant, sell, transfer, pledge, lease, dispose of, encumber or agree to issue, grant, sell, pledge, lease, dispose of or encumber:

          (A) any shares of Newmont common stock or other securities entitling the holder to rights in respect of the securities or assets of Newmont or our subsidiaries, other than pursuant to existing rights to acquire such securities; or

          (B) any property or assets of Newmont or any of our subsidiaries, except in the ordinary course of business consistent with past practice;

      (2) except in accordance with existing executed agreements of purchase and sale, acquire or agree to acquire (by purchase, amalgamation, merger or otherwise) any person or assets that individually exceed US$50 million or, in the aggregate, exceed US$100 million; or

      (3) except as provided in our regular budget, make, or commit to make, any capital expenditures that individually exceeds US$50 million.

   Under the arrangement agreement, we agree to use our best efforts to:

      (1) obtain all orders required from the applicable Canadian securities regulatory authorities to permit the first resale of:

          (A) the exchangeable shares issued pursuant to the arrangement; and

          (B) the Newmont shares issued from time to time upon exchange of the exchangeable shares,

   in each case without qualification with or approval of or the filing of any prospectus (other than in the case of a control person for purposes of Canadian securities laws);

      (2) cause the exchangeable shares to be listed and posted for trading on the TSE by the effective time and to take reasonable steps to maintain such listings for so long as there are exchangeable shares outstanding (other than securities held by us or any of our affiliates);

      (3) take reasonable steps to ensure that Newmont Canada has, at the effective time and for so long as there are exchangeable shares outstanding (other than exchangeable shares held by us or any of our affiliates), a "substantial Canadian presence" within the meaning of subsection 206(1.1) of the Income Tax Act ("ITA");

      (4) take reasonable steps to cause the listing and admission to trading on the NYSE of the shares of Newmont common stock to be issued at the effective time and from time to time (i) upon exchange of the exchangeable shares, and (ii) upon the exercise of the Franco-Nevada options, Franco-Nevada class B warrants and Franco-Nevada class C warrants; and

      (5) take reasonable steps to ensure that Newmont Canada is, at the effective time and for so long as there are exchangeable shares outstanding (other than exchangeable shares held by us or any of

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

          our affiliates), a "taxable Canadian corporation" and not a "mutual fund corporation," each within the meaning of the ITA.

   (d) NON-SOLICITATION. Franco-Nevada has agreed that it will not, and will not permit any of its subsidiaries to, directly or indirectly, through any director, officer, employee, insider, professional advisor, agent or authorized representative or otherwise, take any action that may in any way adversely affect or reduce the successful completion of the transaction. Without limiting the foregoing, Franco-Nevada has agreed that it will not, and will not permit any of its subsidiaries, directly or indirectly, through any of the foregoing to solicit, initiate, encourage or facilitate (including by way of furnishing non-public information) any inquiries or proposals regarding an alternative transaction; participate in any discussions or negotiations regarding any alternative transaction; approve or recommend any alternative transaction; or accept or enter into any agreement, arrangement or understanding related to any alternative transaction; provided, however, that, subject to Franco-Nevada's obligation to give notice and our right to respond, nothing will prevent the board of directors from (i) complying with its obligations under applicable securities law to prepare and deliver a directors' circular in response to a take-over bid, and (ii) considering, participating in discussions or negotiations and entering into confidentiality agreements and providing information regarding an unsolicited BONA FIDE written acquisition proposal that does not result from a breach of the foregoing and that the board of directors determines by formal resolution in good faith, after consultation with its financial advisors and outside legal counsel, is a superior proposal, but only to the extent that the board of directors has also determined by formal resolution, in good faith after consultation with its outside counsel that the failure to take such action would reasonably be expected to constitute a breach of its fiduciary duties.

       Franco-Nevada may accept, approve, recommend or enter into an agreement, understanding or arrangement to implement a superior proposal if (i) it has provided us with a copy of the documentation relating to the superior proposal, and (ii) five business days have elapsed from the later of the date we received written notice from the board of directors that it has resolved to accept, approve, recommend or enter into a binding agreement to implement the superior proposal, and the date we received all of the documentation relating to the superior proposal.

       During that five business day period, we will have the right, but not the obligation, to offer to amend the terms of the arrangement agreement. The board of directors will review any offer by us to amend the terms of the arrangement agreement in good faith, in consultation with its financial advisors and outside legal counsel, to determine whether the acquisition proposal to which we are responding would be a superior proposal when assessed against our amended proposal. If the board of directors does not so determine, by formal resolution, it will enter into an amended agreement with us reflecting our amended proposal. If the board of directors determines by formal resolution that the acquisition proposal is nonetheless a superior proposal and Franco-Nevada has made the payment to us described in "Termination and Termination Fees" below, Franco-Nevada may approve, recommend, accept or enter into an agreement, understanding or arrangement to implement the superior proposal, provided that in no event is the board of directors permitted to take any action that may obligate Franco-Nevada or any other person to seek to interfere with the completion of the transactions or impose any "break-up," "hello" or other fees or options or rights to acquire assets or securities, or any other obligations that would survive completion of the transaction, of Franco-Nevada or any of its subsidiaries, property or assets.

   (e) CONDITIONS TO THE TRANSACTION. The obligations of Franco-Nevada and us to consummate the transaction are subject to the satisfaction of certain mutual conditions, including (i) approval of the requisite resolutions by Franco-Nevada shareholders at the Franco-Nevada shareholders' meetings, (ii) approval of the arrangement by the Superior Court of Justice of the Province of Ontario (or the "Ontario Superior Court"),
       (iii) approval by our shareholders of the issuance of the shares of common stock to complete the arrangement and the acquisition of Normandy, (iv) listing of the shares of common stock of Newmont and the exchangeable shares issuable to Franco-Nevada shareholders pursuant to the arrangement on the NYSE and the TSE, respectively, (v) the acquisition by us and our

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

       associates of a "relevant interest" (as defined below) in at least 50.1% of the Normandy shares, calculated on a fully-diluted basis and (vi) receipt of all necessary regulatory approvals. As defined in the Corporations Act 2001, a person will have a relevant interest in securities if such person (i) is the holder of the securities, (ii) has the power to exercise, or control the exercise of, the right to vote attached to the securities or (iii) has the power to dispose of, or control the exercise of a power to dispose of, the securities.

       The obligations of Franco-Nevada to complete the transaction are subject to the satisfaction of certain conditions in its favor, including the representations and warranties of Newmont under the arrangement agreement being true and correct in all material respects and there not having occurred any event, change, effect or development that individually or in the aggregate, has had or is reasonably likely to have, a materially adverse effect on Newmont and our subsidiaries, taken as a whole.

       Our obligations to complete the transaction are subject to the satisfaction of certain conditions in our favor, including the representations and warranties of Franco-Nevada under the arrangement agreement being true and correct in all material respects, there not having been delivered and not withdrawn notices of dissent with respect to the requisite Franco-Nevada shareholder resolutions in respect of more than 4,000,000 Franco-Nevada common shares, and there not having occurred any event, change, effect or development that individually or in the aggregate, has had or is reasonably likely to have, a materially adverse effect on Franco-Nevada and its subsidiaries taken as a whole.

   (f) AMENDMENT AND WAIVER. The arrangement agreement, including the plan of arrangement, may be amended by written agreement of the parties at any time before or after the Franco-Nevada shareholder meeting, but not later than the effective date and any such amendment may, subject to applicable law or the interim order of the Ontario Superior Court, without limitation, (i) change the time for performance of any of the obligations or acts of the parties, (ii) waive any inaccuracies in or modify any representation contained in the arrangement agreement or any document to be delivered pursuant to the arrangement agreement, (iii) waive compliance with or modify any of the covenants contained in the arrangement agreement or waive or modify performance of any of the obligations of the parties, and/or (iv) waive compliance with or modify any condition precedent contained in the arrangement agreement. If Franco-Nevada or Newmont, as the case may be, proposes any amendment or amendments to the arrangement agreement or the plan of arrangement, the other must consider that amendment and if it and its security holders are not prejudiced by reason of any such amendment, it will cooperate so that that amendment can be effected subject to applicable law and the rights of the security holders.

       Franco-Nevada and we will use all efforts to obtain the approvals of the Ontario Superior Court and the Franco-Nevada shareholders in respect of any amendments to the arrangement agreement, including the plan of arrangement, to the extent required by applicable law.

   (g) TERMINATION AND TERMINATION FEES. The arrangement agreement may be terminated at any time prior to the effective time by mutual written agreement of Franco-Nevada and Newmont, or by either Franco-Nevada or Newmont, subject to the other party's right to cure in certain circumstances, if the conditions to the arrangement have not been waived or satisfied on or before October 31, 2002. Franco-Nevada may terminate the arrangement at any time if our shareholders do not approve all matters necessary to consummate the transaction or if a person other than Newmont or a related entity of Newmont unconditionally acquires not less than 50.1% of the Normandy shares, calculated on a fully diluted basis. Newmont may terminate the arrangement agreement if at any time:

      (A) the Franco-Nevada board of directors (i) does not recommend or withdraws or modifies in a manner adverse to Newmont or refuses to affirm its recommendation of the arrangement, or (ii) approves, recommends, accepts or enters into any agreement, undertaking or arrangement in respect of an alternative transaction;

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

      (B) the Franco-Nevada shareholders meeting is cancelled, adjourned or delayed, except as expressly contemplated by the arrangement agreement or agreed to by us in writing;

      (C) the shareholders do not cast (or do not cause to be cast) sufficient votes at the Franco-Nevada shareholders meeting to permit completion of the arrangement; or

      (D) a person other than Newmont or an affiliate of Newmont unconditionally acquires not less than 50.1% of the Normandy shares calculated on a fully diluted basis.

   Provided that we have not failed to perform any covenant required to be performed by us pursuant to the arrangement agreement (or such failure is not materially adverse to Franco-Nevada and its subsidiaries taken as a whole) and no representation or warranty made by us contained in the arrangement agreement is untrue in any material respect, if we exercise our right of termination pursuant to: (a) clauses (A), (B) or (C) above (where, in the case of clause (C), at the time of the Franco-Nevada shareholders meeting a bona fide acquisition proposal that has been made has not been withdrawn), Franco-Nevada will immediately pay to us US$100 million in immediately available funds to an account designated by us; or (b) clause
   (C) above, where, at the time of the Franco-Nevada shareholders meeting, a bona fide acquisition proposal that has been made has been withdrawn or no such proposal has been made, Franco-Nevada will immediately pay to us US$20 million in immediately available funds to an account designated by us. In addition, with respect to paragraph (b), if, at any time within 12 months after the date of such payment, Franco-Nevada approves, recommends, accepts, enters into or consummates an acquisition proposal, Franco-Nevada will pay to us US$80 million in immediately available funds to an account designated by us upon consummation of that acquisition proposal. Franco-Nevada will not be obligated to make payments exceeding US$100 million pursuant to the provisions above.

   If (i) the Franco-Nevada shareholders approve the transaction and our shareholders do not approve the transaction, (ii) Franco-Nevada has not failed to perform any covenant required to be performed by it pursuant to the arrangement agreement (or such failure is not materially adverse to Franco-Nevada and its subsidiaries or Newmont and our subsidiaries, in each case taken as a whole), (iii) no representation or warranty made by Franco-Nevada is untrue in any material respect, and (iv) Franco-Nevada exercises its right to terminate the arrangement agreement, we will pay to Franco-Nevada US$10 million in immediately available funds to an account designated by Franco-Nevada, for its out-of-pocket expenses.

COURT APPROVAL OF THE ARRANGEMENT AND COMPLETION OF THE FRANCO-NEVADA
TRANSACTION

   The arrangement requires approval by the Ontario Superior Court and the approval of the Franco-Nevada shareholders at the Franco-Nevada shareholders meeting. Prior to the mailing of the Franco-Nevada proxy circular, Franco-Nevada obtained the requisite interim order from the Ontario Superior Court providing for the calling and holding of the Franco-Nevada shareholders meeting and other procedural matters. Subject to the approval of the requisite arrangement resolutions by the Franco-Nevada shareholders at the Franco-Nevada shareholder meeting, the hearing in respect of the requisite final order from the Ontario Superior Court is scheduled to take place on February 1, 2002. At this hearing, the Ontario Superior Court will consider, among other things, the fairness and reasonableness of the arrangement. The Ontario Superior Court may approve the arrangement as proposed or as amended in any manner the Ontario Superior Court may direct, subject to compliance with such terms and conditions, if any, as the Ontario Superior Court deems fit.

   Assuming the final order is granted and other conditions to the arrangement agreement are satisfied or waived, we anticipate that the documents necessary to consummate the transactions contemplated under the arrangement agreement will be executed and delivered. We currently anticipate that the effective date will occur prior to the end of February 2002.

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

                  OTHER MATTERS RELATING TO THE TRANSACTIONS

   CHAMPION DE CRESPIGNY ESCROW AGREEMENT

   In connection with Mr. Champion de Crespigny's proposed appointment to the board of directors of New Newmont, it has been proposed that Mr. Champion de Crespigny will be requested to agree to a voluntary escrow of Newmont CDIs which are issued to him under the offer for a maximum period of two years from the issue date.

   Mr. Champion de Crespigny disclosed in Normandy's target statement in response to the AngloGold bid that he and his associates held 71,076,161 Normandy shares.

   See "The Transactions--Interests of Certain Persons in the Transactions" for a discussion of Mr. Champion de Crespigny's interests in the transactions.

   SCHULICH AND LASSONDE LOCK-UP AND ESCROW AGREEMENTS

   THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE LOCK-UP AND ESCROW AGREEMENTS, DATED AS OF NOVEMBER 14, 2001 BY AND BETWEEN US AND PIERRE LASSONDE AND BY AND BETWEEN US AND SEYMOUR SCHULICH.

   Seymour Schulich, Chairman of the Board and Co-Chief Executive Officer of Franco-Nevada, and his affiliates own 10,200,492 Franco-Nevada common shares and Pierre Lassonde, president and co-chief executive officer of Franco-Nevada, and his affiliates own 3,651,167 Franco-Nevada common shares (and Franco-Nevada options to purchase 667,200 Franco-Nevada common shares), representing, in the aggregate, approximately 8.7% of the Franco-Nevada common shares issued and outstanding. Pursuant to the lock-up agreements, each of Mr. Schulich and Mr. Lassonde has agreed that all of his Franco-Nevada common shares (including common shares acquired by him after the date of the lock-up agreements) will be voted in favor of the transaction and that he will not vote any of his Franco-Nevada common shares in favor of any alternative transaction. Each of Mr. Schulich and Mr. Lassonde irrevocably agrees, among other things, that he will not, and will not permit any person over which he exercises influence or control to, contract to sell, sell or otherwise transfer or dispose of any of his Franco-Nevada common shares (or any interest, securities convertible into or any voting rights with respect to any of his Franco-Nevada common shares), other than pursuant to the arrangement or with our prior written consent. The lock-up agreements further provide that each of Mr. Schulich and Mr. Lassonde:

   (a) will not permit any person over which he exercises influence or control, directly or indirectly (including, if applicable, through its directors, officers, employees, insiders, professional advisors, agents or other authorized representatives) to take any action that may in any way adversely affect or reduce the likelihood of the successful completion of the transaction; and

   (b) will not (and will not permit any of its subsidiaries to), directly or indirectly, through any of its or its subsidiaries' directors, officers, employees, insiders, professional advisors, agents or other authorized representatives:

      (i) solicit, initiate, encourage or facilitate (including by way of furnishing non-public information) any inquiries or proposals regarding an alternative transaction;

     (ii) participate in any discussions or negotiations regarding any alternative transaction;

    (iii) approve or recommend any alternative transaction; or

     (iv) accept or enter any agreement, arrangement or understanding related to any alternative transaction.

   Pursuant to the escrow agreements, each of Mr. Schulich and Mr. Lassonde has deposited or agreed to deposit in escrow the certificate(s) representing the Franco-Nevada common shares referred to in the lock-up agreements (and, in the case of Mr. Lassonde, the certificate(s) representing Franco-Nevada common shares issued upon exercise of his Franco-Nevada stock options). The Franco-Nevada common shares deposited in escrow will be released, subject to accelerated release in certain events, three months following the termination of the escrow agreements. On the effective date of the acquisition of Franco-Nevada, 30% of the exchangeable shares received in exchange for the escrowed Franco-Nevada common shares will be released and the balance will be released as to 30% on the first anniversary of the effective date, and as to 20% on each of the second and third anniversaries of the effective date.

JOINT VENTURE BETWEEN NEWMONT AND NORMANDY

   Newmont and Normandy each has a 50% interest in the Pajingo joint venture as successors to a joint venture agreement between Posgold Operations Pty Ltd and Battle Mountain (Australia) Inc. Under the joint venture agreement, Normandy manages mine operations and exploration. For these services, Normandy receives a management fee of approximately A$1.2 million per annum from Newmont.

NEWMONT PROPERTIES SUBJECT TO FRANCO-NEVADA ROYALTIES

   Newmont owns and in some cases actively conducts operations on a number of properties in Nevada which are subject to the payment of a production royalty to Franco-Nevada. The following properties are currently producing and provided Franco-Nevada with the royalty payment indicated over the period of October 1, 2000 through September 30, 2001:

  . The Deepstar Mine, for which Franco-Nevada received US$579,795 in payments based on a variable royalty of 5.75%-6% NSR;

  . The Deep Post Mine, for which Franco-Nevada receives a variable royalty of 5.5%-6% NSR. The BLLS 5-0 Stockpile is subject to a royalty of 4.62% NSR. The combined royalty from Deep Post and BLLS 5-0 Stockpile production was US$867,737;

  . The Maggie Creek claims, for which Franco-Nevada received US$154,872 in payments based on a variable royalty of 3.072%-4.9% NSR;

  . The Good Hope patents and Nevada King claims, for which Franco-Nevada received US$14,739 in payments based on a royalty of 8% NSR;

   Non-producing properties owned by Newmont that are subject to Franco-Nevada royalties include: the Barr claims (2% NSR), Carlin Valley claims and adjacent lands (3.6% NSR), Chicago claims (5% NSR), Golden Boy claims (3% NSR), Joe and Don claims (5% NSR), London claims (5% NSR), a part of the Lone Tree Mine (1%
NSR), Micron claims (3% NSR), and Getchell Section 13 lands (2% NSR). Effective December 4, 2001, Newmont and Getchell Gold Corporation entered into an agreement under which Newmont will process a 150,000 ton ore stockpile, which is subject to a 2% NSR royalty in favor of Franco-Nevada. In addition, Franco-Nevada has 0.5%-4% NSR interest covering parts of Newmont's Holloway camp in Ontario, Canada, currently non-producing, pursuant to which arrangements Franco-Nevada receives annual advanced royalty payments of $25,000.

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

                                 THE COMPANIES

BUSINESS OF NEWMONT

   Newmont was incorporated in 1965 under the laws of Delaware. Through its predecessor companies, Newmont has been in the mining business since 1921. We are engaged, directly or indirectly through our subsidiaries and affiliates, in the production of gold, development of mining properties, exploration for gold and the acquisition of mining properties world-wide. We are the second largest gold producer in the world, based on ounces of production. In 2000, we produced gold from operations in Nevada and California and, outside the United States, from operations in Canada, Peru, Bolivia, Indonesia, Mexico, Uzbekistan and Australia. We also produce copper concentrates from a copper/gold deposit at a second location in Indonesia. Our average cash cost of gold production for 2000 was US$170 per ounce, compared to a Western world average of US$186 per ounce.

   We had revenues of US$1.81 billion in 2000 and US$1.63 billion in 1999. In 2000, we had a net loss applicable to common shares of US$102.3 million in 2000 and US$102.0 million in 1999. The net loss in 2000 included non-cash items totaling US$103.3 million, net of tax, primarily for asset impairments and an acquisition settlement. In 1999, the net loss included non-cash items totaling US$126.2 million, net of tax, primarily for asset impairments and losses on written call options. Including our subsidiaries, partnerships and joint ventures, we sold 5.7 million equity ounces of gold in 2000 and 4.9 million equity ounces in 1999. We use the term "equity ounces" to mean that portion of gold produced, or included in proven and probable reserves, which is attributable or proportionate to our ownership interest.

   PRODUCT

   Most of our revenue comes from the sale of refined gold into the international market. Our gold sales are generally made at the average price prevailing during the month in which the gold is delivered to the customer, plus an interest factor.

   Refined copper is an internationally traded commodity and is produced from the treatment of concentrates. We deliver and sell the concentrates produced by Batu Hijau to smelters in Japan, Korea, Australia and Europe. In 2001, approximately 85% of Batu Hijau's production will be sold under long-term contracts, and the balance on the spot market.

   STOCK EXCHANGES

   Shares of Newmont common stock are listed or quoted on the NYSE under the symbol "NEM". We have filed an application to list Newmont common stock on the ASX as CDIs. Our $3.25 convertible preferred stock is also listed on the NYSE.

   ADDITIONAL INFORMATION

   Our principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Our telephone number is (303) 863-7414, and our website is http://www.newmont.com. Additional information on Newmont is included in documents filed by us with the SEC, which are incorporated by reference into this document. See "Where You Can Find More Information" on page 131.

BUSINESS OF NEW NEWMONT

   New Newmont, to be formed from the combination of Newmont, Normandy and, subject to completion of the plan of arrangement, Franco-Nevada, will be the world's leading gold company, with gold reserves in excess of 97 million ounces and annual production of more than 8 million ounces at an expected cash cost of approximately US$175 per ounce. New Newmont will be a truly global enterprise, with an aggregate land

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

position of approximately the same size as the United Kingdom at 244,000 square kilometers (94,000 square miles) and operations in North America, South America, Australia, New Zealand, Indonesia, Uzbekistan and Turkey. New Newmont will obtain more than 70% of its production from the politically and economically stable locations of the United States, Canada and Australia. New Newmont will, among other activities, also produce copper concentrates from locations in Indonesia and zinc and copper concentrates from locations in Australia.

   The information provided in this section is designed to give you an understanding of the assets, liabilities, operations and prospects of New Newmont. This description of New Newmont assumes that the merger with Franco-Nevada takes place, although the offer for Normandy is not conditional on the merger with Franco-Nevada taking place. If that merger is not successful, the business of New Newmont will not include the bulk of the royalty business, which covers gold, platinum, oil and gas interests, or investments which are set out below. You should consider this possibility when assessing the prospects of New Newmont.

   The following information is based upon Newmont successfully acquiring all of the shares of both Normandy and Franco-Nevada. These acquisitions are subject to a number of conditions, described in "The Transactions," "The Acquisition of Normandy" and "The Acquisition of Franco-Nevada" on pages 32, 53, and 61, respectively.

                              [MAP] Greyscale Map

                       PRO FORMA NEW NEWMONT HIGHLIGHTS

                                                                        PRO FORMA
TWELVE MONTHS ENDED SEPTEMBER 30, 2001  NEWMONT NORMANDY FRANCO-NEVADA NEW NEWMONT
--------------------------------------  ------- -------- ------------- -----------
Proven & probable reserves (mm oz)/(1)/   66.3    26.4        4.4          97.1
Production (mm oz)/(2)/................    5.8     2.4        0.3           8.6
Total cash costs per equity ounce/(3)/.  $ 179   $ 160       $228         $ 175
Total costs per equity ounce/(4)/......  $ 209   $ 224       $291         $ 217

--------
(1) Based on latest public filings
(2) Reflects proportional 49.5% of Franco-Nevada's ownership of Echo Bay. See "--Royalty Business--Investments--Echo Bay Mines Limited."
(3) Dollars in US dollars, with average exchange rates of US$0.523 and US$0.653 for Australia and Canada, respectively
(4) Prior to purchase allocation and U.S. GAAP adjustments

   On a pro forma basis for the twelve months ended September 30, 2001, approximately 71% of New Newmont's gold production, as of the latest public filings, came from North America and Australia, and approximately 29% from other locations, with 12% of that total attributable to Minera Yanacocha in Peru and 8% of that total in Indonesia. For this same period, approximately 61% of New Newmont's gold reserves, as of the latest public filings, came from North America and Australia and approximately 39% from other locations, with 19% of that total attributable to Minera Yanacocha in Peru and 7% of that total in Indonesia.

   OVERVIEW OF NEW NEWMONT

   New Newmont will continue the historic businesses of Newmont and Normandy in the production of, and exploration for, gold, copper and zinc. New Newmont will also continue Franco-Nevada's primary business, which is the acquisition of (i) direct interests in mineral properties and, when appropriate, developing those properties, (ii) royalty interests in producing precious metals, mines and precious metals properties in the development or advanced exploration stage,
(iii) direct interests in mineral properties for the purpose of exploration and, when appropriate, selling, leasing or joint venturing those properties to established mine operators and retaining royalty interests and (iv) indirect interests in mineral deposits through equity interests in companies that own interests in mineral deposits.

   PRODUCTS

   GOLD. Gold has two main categories of use--product fabrication and bullion investment. Fabricated gold has a variety of end uses, including jewelry, electronics, dentistry, industrial and decorative uses, medals, medallions and official coins. Gold investors buy gold bullion, official coins and high-karat jewelry. Most of New Newmont's revenue will come from the sale of refined gold in the international market. The end product at each of New Newmont's gold operations, however, will be dore bars. Because dore is an alloy consisting mostly of gold but also containing silver, copper and other metals, dore bars are sent to refiners to produce bullion that meets the required market standard of 99.95% pure gold. Under the terms of refining agreements, the dore bars will be refined for a fee, and New Newmont's share of the refined gold and the separately recovered silver will be credited to the company's account or delivered to buyers, except in the case of the dore produced from New Newmont's operation in Uzbekistan. Dore from that operation will be refined locally and physically returned to New Newmont for sale in international markets. New Newmont does not believe that the loss of any of its refiners would have an adverse effect on its business due to the availability of alternative refiners able to supply the necessary services. Additionally, through Normandy, New Newmont will have a 50% interest in an Australian refinery.

   The worldwide supply of gold consists of a combination of new production from mining and existing stocks of bullion and fabricated gold held by governments, financial institutions, industrial organizations and private individuals. In recent years, mine production has accounted for 60% to 65% of the total annual supply of gold. The price of gold is affected by numerous factors that are beyond our control. See "Risk Factors--Risks related to the gold mining industry generally". The following table presents the annual high, low and average afternoon fixing prices over the past five years, expressed in U.S. dollars, for gold per ounce on the London Bullion Market:

YEAR      HIGH LOW AVERAGE
----      ---- --- -------
          US$  US$   US$
1996..... 415  367   388
1997..... 367  283   331
1998..... 313  273   294
1999..... 326  253   279
2000..... 313  264   279
2001/(1)/ 293  256   270

--------
(1) Through October 31, 2001

   On December 19, 2001, the afternoon fixing price of gold on the London Bullion Market was US$279 per ounce.

   New Newmont's gold sales will generally be made at the average price prevailing during the month in which the gold is delivered to the customer plus a "contango," which is essentially an interest factor, from the beginning of the month until the date of delivery. Revenue from a sale is recognized when gold is delivered from the refiner or other depository to the customer.

   COPPER. The Batu Hijau mine in Indonesia, in which New Newmont will hold a 56.25% economic interest (a 45% equity interest), produced copper/gold concentrates containing 519.7 million pounds of copper and 451,400 ounces of gold in the first nine months ended September 30, 2001. The concentrates, which have the consistency of fine sand, contain about 30% copper and about 0.42 ounce per ton of gold. In addition, the 100% owned Golden Grove Operation in Western Australia produced zinc, lead and copper concentrates containing 242.5 million pounds of copper for the 12 months ended June 30, 2001. New Newmont will deliver and sell the concentrates to smelters in Japan, Korea, Australia and Europe. The majority of New Newmont's production will be sold under long-term contracts, and the balance on the spot market.

   Refined copper, the final product from the treatment of concentrates, is incorporated into wire and cable products for use in the construction, electric utility, communication and transportation industries. Copper is also used in industrial equipment and machinery, consumer products and a variety of other electrical and electronic applications and is used to make brass. Materials that compete with copper include aluminum, plastics, stainless steel and fiber optics.

   Refined, or cathode, copper is also an internationally traded commodity. The price of copper is quoted on the London Metal Exchange in terms of dollars per metric ton of high grade copper and on the New York Commodity Exchange (Comex) in terms of dollars per pound of high grade copper. Copper prices tend to be more cyclical than gold prices and are more directly affected by the worldwide balance of supply and demand. The volatility of the copper market is illustrated by the following table, which shows the high, low and average price, in U.S. dollars per pound, of high grade copper on the London Metal Exchange in each of the last five years:

YEAR                        HIGH   LOW  AVERAGE
----                        ----- ----- -------
1996....................... $1.29 $0.83  $1.04
1997....................... $1.23 $0.77  $1.03
1998....................... $0.85 $0.65  $0.75
1999....................... $0.84 $0.61  $0.71
2000....................... $0.91 $0.73  $0.82
2001 (through September 30) $0.83 $0.64  $0.74

--------
Source of Data: Metal Bulletin

   On December 19, 2001, the closing spot price of high grade copper on the London Metal Exchange was equivalent to US$0.67 per pound.

   ZINC. New Newmont will produce zinc, lead and copper concentrates at its Golden Grove operations in Western Australia. Golden Grove produced 182,655 tonnes of zinc concentrate containing 82,391 tonnes of payable zinc during the period July 1, 2000 to June 30, 2001. Golden Grove markets its zinc concentrates under "evergreen" contracts to major zinc smelters in Japan and Korea. The majority of zinc concentrate is sold under long term contract arrangements. Pricing terms are negotiated annually.

HEDGING ACTIVITIES

   New Newmont generally intends to sell its production at spot market prices and expects to continue Newmont's "no hedging" philosophy. While there is no current intention to enter into any gold hedging positions, New Newmont will monitor the market on an ongoing basis and may periodically elect to enter into selective hedging transactions, if required to achieve its strategic objectives. The hedging policy authorized by Newmont's board of directors limits total hedging activity to 16 million ounces.

   Newmont utilized forward sales contracts for a portion of the gold production from the Minahasa mine in Indonesia and from Nevada operations. Newmont sales of gold under forward sales contracts represented 3%, 6% and 18% of Newmont's total equity production in 2000, 1999 and 1998, respectively. No costs were incurred for forward sales contracts and there were no margin requirements related to these contracts. The use of forward sales contracts has protected Newmont against declining gold prices over the past three years, with respect to the covered ounces.

   Normandy's policy has been to hedge a minimum of 60% of recoverable reserves. Recoverable reserves are generally between 80% and 95% of total reserves. Normandy has not entered into contracts that require margin calls and has no outstanding long-dated sold call options. Normandy has utilized forward sales contracts with fixed and floating gold lease rates. New Newmont will look to opportunistically unwind or deliver into Normandy's hedge book over time.

   The following table summarizes the hedge books of Normandy and its subsidiaries at September 30, 2001, as reported in Normandy's quarterly reports:

                                                     MT. LEYSHON
                                          NORMANDY   AND NORMANDY TVX NORMANDY
                                        WHOLLY-OWNED     NFM        AMERICAS
                                        ------------ ------------ -------------
                                        000/OZ A$/OZ 000/OZ A$/OZ 000/OZ US$/OZ
Forward Sales.......................... 5,854   557  1,526   575     4    321
Put Options Purchased.................. 1,366   520     --    --   697    296
Convertible Options Purchased.......... 1,673   543     --    --    --     --
                                        -----        -----         ---
   Total............................... 8,893   549  1,526   575   701    296
                                        =====        =====         ===

   The following table sets forth the marked-to-market value of Normandy's hedge books as at September 30, 2001:

                                                                A$M (I)
                                                                 100%
                                                                -------
         Normandy (ii).........................................  $(802)
         Mt. Leyshon (iii).....................................     (1)
         Normandy NFM (iii)....................................    (65)
                                                                 -----
            Total..............................................  $(868)
                                                                 =====

(i) Spot price at 30 September 2001, $590/oz.
(ii) Wholly-owned, including TVX Normandy Americas.
(iii) 100% of subsidiaries.

   PROPERTIES AND OPERATIONS

   GENERAL DESCRIPTION OF GOLD PROCESSING FACILITIES

   Gold is extracted from naturally-oxidized ores by either heap leaching or milling, depending on the amount of gold contained in the ore and the amenability of the gold ore to the treatment. Gold contained in ores that are not naturally oxidized can be directly milled and leached if the gold is accessable to the chemical, generally known as free milling ores. Ores that will not leach efficiently, known as refractory ores, require more costly and complex processing techniques than oxide or free milling ore. Higher-grade refractory ores are processed through either roasters or autoclaves. Roasters heat finely ground ore with air and oxygen to a high temperature and burn off the carbon and sulfide minerals that encase the gold or that prevent efficient leaching. Autoclaves use heat, oxygen and pressure to oxidize sulfide minerals in the ore. Some gold bearing sulfide ores may be processed through a flotation plant or by bio-milling. In flotation, ore is finely ground, turned into slurry, then placed in a tank known as a flotation cell. Chemicals are added to the slurry causing the gold-containing sulfides to float in air bubbles to the top of the tank where they can be separated from waste particles that sink to the bottom. The sulfides are removed from the cell and formed into a concentrate that can then be processed in an autoclave or roaster to fully recover the gold from the smaller concentrate mass. Bio-milling incorporates patented technology referred to as bio-oxidation technology that involves inoculation of suitable crushed ore on a leach pad with naturally occurring and patented bacteria strains that oxidize the sulfides encasing the gold over a period of time. The ore is then processed through a mill and leach system.

   Free milling and some oxide ores are processed through mills where the ore is ground into a fine powder and mixed with water in slurry, which then passes through a cyanide leaching circuit where gold is extracted and collected on carbon followed by extraction from the carbon and electrowinning. Amenable ores are processed using heap leaching. The ore is crushed and stacked on impermeable pads, where weak cyanide solution is applied to the the top surface of the heaps to dissolve the gold. The gold-bearing solution is collected and pumped to facilities to remove the gold by collection on carbon or zinc precipitation directly from leach solutions.

   NORTH AMERICA

   NEVADA

   PRODUCTION. New Newmont's Nevada operations including the Midas Mine (formerly the Ken Snyder Mine) will include Carlin, located west of Elko on the geological feature known as the Carlin Trend and the Winnemucca Region. The Carlin Trend is the largest gold district discovered in North America in the last 50 years. The Winnemucca region includes (i) the Twin Creeks mine located near Winnemucca, (ii) the Lone Tree Complex located near Battle Mountain and
(iii) the Battle Mountain Complex, near Battle Mountain, where there are no currently active mining operations but where studies are ongoing with respect to the feasibility of developing a large gold/copper deposit.

   Gold production in Nevada totaled approximately 2.1 million equity ounces at a cash cost of US$217 per ounce for the first nine months ended September 30, 2001.

   In 2000, ore was mined from nine open-pit deposits and five underground mines. Although the Deep Post open pit was mined out at the end of 2000, production from stockpiled ore continued into 2001, and production from the Deep Post underground mine, which is accessed through a decline near the bottom of the pit, commenced in March 2001.

   PROCESSING FACILITIES. New Newmont's operations in Nevada have a number of different ore types and processing techniques. Newmont has developed a linear programming model to determine the best mix of ore types for each processing facility in order to obtain the maximum ounces of gold at the lowest cost from the ores.

Approximately 71% of Nevada's 2000 year-end proven and probable gold reserves were refractory and the balance were oxide. Nevada's production has increasingly come from higher-cost refractory ores from both deep open pits and underground mines as lower-cost, near-surface oxide ores have been depleted. Refractory ore treatment facilities are expected to generate approximately 65% of Nevada's gold production in 2001, compared with 67% in 2000.

   Higher-grade oxide ores are processed at one oxide mill at Carlin, two at Twin Creeks and one at Lone Tree. New Newmont will consider whether to continue operating the Midas mill or close it and process the ore at one of the oxide mills at Twin Creeks. Lower-grade oxide ores are processed using heap leaching. Higher-grade refractory ores are processed through either a roaster at Carlin or through autoclaves at Twin Creeks or Lone Tree.

   Gold-bearing activated carbon from Carlin's milling and leaching facilities is processed on site at a central carbon processing plant and adjacent smelting facilities. Separate carbon processing facilities are located in the North and South Areas at Twin Creeks with one smelter in the North Area. Lone Tree has two carbon processing facilities. Material from the Lone Tree carbon processing facilities is smelted at Carlin.

   OTHER FACILITIES. Analytical laboratories, maintenance facilities and administration offices are located at Carlin, Twin Creeks and the Lone Tree Complex. We will also have an advanced metallurgical research laboratory in Denver, Colorado.

   Electrical power and natural gas for New Newmont's Nevada operations will be provided by public utilities. Oxygen for the roaster will be provided on a contract basis from an oxygen plant constructed by the supplier on land leased from Newmont. New Newmont will be the sole customer of the oxygen produced. Oxygen plants used in conjunction with the autoclaves at Twin Creeks and Lone Tree will be owned by Newmont and operated and maintained by a third party.

   MINERAL RIGHTS. New Newmont will own, or control through long-term mining leases and unpatented mining claims, all of the minerals and surface area within the boundaries of the present Carlin and Winnemucca Region mining operations areas. The long-term leases extend for at least the anticipated mine life of those deposits. With respect to a significant portion of the Gold Quarry Mine at Carlin, New Newmont will own a 10% undivided interest in the mineral rights and lease the remaining 90%, on which New Newmont will pay a royalty equivalent to 18% of the mineral production. The remainder of the Gold Quarry mineral rights will be wholly owned or controlled by New Newmont, in some cases subject to additional royalties. With respect to certain smaller deposits in the Winnemucca Region, New Newmont will be obligated to pay royalties on production to third parties that vary from 3% to 5% of production.

   CANADA

   GOLDEN GIANT AND HOLLOWAY. New Newmont will have two underground mines in Canada. The Golden Giant mine (100% owned) is located approximately 25 miles east of Marathon in Ontario, Canada and has been in production since 1985. The Holloway mine is located approximately 35 miles east of Matheson in Ontario, and about 400 miles northeast of Golden Giant. The mine is owned by a joint venture in which New Newmont will have an 84.65% interest. The remaining 15.35% interest is held by Teddy Bear Valley Mines.

   Gold sales from the Golden Giant and Holloway for the nine months ended September 30, 2001 were 196,200 and 64,400 ounces, respectively, with total cash costs of US$193 and US$226 per ounce, respectively.

   See also "--TVX Normandy" for a description of other mines in Canada in which New Newmont will have interests.

   OTHER NORTH AMERICAN PROPERTIES

   New Newmont will have one mine in Southern California, Mesquite. Mining operations ceased in the second quarter of 2001, with the depletion of the main ore body. Mesquite operations are transitioning to temporary shut-down and reclamation, and declining amounts of gold will be recovered from the inventory of ores on the heap leach pads.

   In Mexico, New Newmont will have a 44% interest in La Herradura, which is located in northwest Sonora, Mexico, and operated by Industriales Penoles S.A. de C.V. group, Mexico's largest silver producer.

   SOUTH AMERICA

   PERU

   The properties of Minera Yanacocha S.R.L. are located approximately 375 miles north of Lima and 28 miles north of the city of Cajamarca. Since the discovery of gold ores in 1986, the area has become the largest gold district in South America. Minera Yanacocha began production in 1993. New Newmont will hold a 51.35% interest in Minera Yanacocha. The remaining interest is held by Compania de Minas Buenaventura, S.A.A. (43.65%) and the International Finance Corporation (5%).

   Minera Yanacocha has mining rights with respect to a large land position that includes multiple deposits as well as other prospects. Such mining rights were acquired through assignments of concessions granted by the Peruvian government to a related entity. The assignments have a term of 20 years, beginning in the early 1990s, renewable at the option of Minera Yanacocha for another 20 years. In October 2000, Newmont and Compania de Minas Buenaventura unitized their land holdings in northern Peru, folding them into Minera Yanacocha. The unitization increased Yanacocha's land position increased from 100 to 535 square miles.

   Five open-pit mines and four leach pads are in operation at Yanacocha. Gold sales for the nine months ended September 30, 2001 totalled 1.4 million ounces of gold (719,500 equity ounces) at a total cash cost of US$117 per ounce.

   At the newly developed La Quinua deposit at Yanacocha, testing of the agglomeration facility and ore placements on the leach pad were completed in the third quarter of 2001 and gold production commenced in the fourth quarter. By 2003, production from La Quinua is expected to reach one million ounces per year at an average total cash cost of approximately US$125 per ounce. At La Quinua, the ore is crushed, agglomerated and leached, which increases cash costs slightly.

   BOLIVIA

   The Kori Kollo open pit mine is on the high plain in northwestern Bolivia near Oruro on government mining concessions issued to a Bolivian corporation, Empresa Minera Inti Raymi S.A., which owns and operates the mine. New Newmont will own 88% of Inti Raymi. The remaining 12% is owned by Zeland Mines, S.A. In the nine months ended September 30, 2001, the mine sold 201,100 equity ounces of gold at a total cash cost of US$164 per ounce.

   OTHER

   New Newmont will also have interests in two operating mines in Brazil and one in Chile. See "--TVX Normandy."

   AUSTRALASIA

   AUSTRALIA

   New Newmont's Australian operations will consist of a 50% interest in the Super Pit and Mt. Charlotte mines, a 44% interest in the Boddington expansion project, 100% ownership of the Normandy Yandal operations, which consists of the Bronzewing, Jundee and Wiluna mines, an 87.5% interest in Normandy NFM, which owns the Tanami operations and a 100% interest in the Pajingo mine. New Newmont's Australian operations would have contributed approximately 1.97 million ounces of New Newmont's total attributable gold production in the twelve months ended June 30, 2001.

   KALGOORLIE

   The Kalgoorlie operations comprise the Fimiston Open Pit (commonly referred to as the Super Pit) and Mt. Charlotte underground mine at Kalgoorlie-Boulder, 600 km east of Perth in the Eastern Goldfields. The mines are managed and run by Kalgoorlie Consolidated Gold Mines Pty Ltd ("KCGM") for the Joint Venture owners, New Newmont and Homestake Gold of Australia Limited, which will each hold 50%.

   The Super Pit is Australia's largest gold mine, in terms of both gold production and total annual mining volumes.

   For the period July 1, 2000 to June 30, 2001, the Super Pit produced 360,683 equity ounces of gold at a total cash cost for Normandy of A$322 per ounce. Life of mine plans for the Super Pit estimate a 15-17 year life for the operation.

   Mt. Charlotte is a large underground gold mine that has yielded about 25 million tonnes of ore and over 3 million ounces of gold. During the period July 1, 2000 to June 30, 2001, the mine produced 107,396 ounces of gold from the treatment of 1.2 million tonnes of ore at a cash cost of A$365 per ounce. The operation is scheduled to close in December 2001.

   BODDINGTON

   Boddington, a large-scale open pit mining operation, is operated by Worsley Alumina Pty Ltd on behalf of the joint venture owners, which will be New Newmont (44.4%), AngloGold (33.3%) and Newcrest Mining Limited (22.2%). Reserves were exhausted in November 2001, and facilities are being placed on care and maintenance where those facilities are required for the proposed expansion. From July 1, 2000 to June 30, 2001, 8.5 million tons of ore were treated, producing 228,405 ounces of gold (100%) at a total cash cost for Normandy of A$381 per ounce. The Boddington expansion project has been delayed, with restructuring of current management arrangements a prerequisite to development.

   NORMANDY YANDAL

   New Newmont will have a 100% interest in Yandal, which consists of the Bronzewing, Jundee and Wiluna mines situated in the Yandal Goldfields in Western Australia. The three operations collectively produced 787,457 ounces of gold from July 1, 2000 to June 30, 2001 at an average total cash cost of A$288 per ounce.

   TANAMI

   The Tanami operations comprise the Granites treatment plant and associated mining operations, which are located approximately 550 kilometers northwest of Alice Springs adjacent to the Tanami highway, and the Dead Bullock Soak mining operations, some 40 kilometers west of the Granites. The major mine is the underground Callie operation at Dead Bullock Soak. The Tanami operations will be owned by Normandy NFM, a publicly listed, 87.5% owned subsidiary of New Newmont.

   The operation is now predominantly focused on the Callie underground mine with mill feed supplemented by production from the Dead Bullock Ridge open pit and the Bunkers and Quorn pits at the Granites.

   For the period July 1, 2000 to June 30, 2001, Tanami operations produced 420,836 ounces of gold (368,021 equity ounces) at a total cash cost of A$279 per ounce.

   The Tanami operations also include the Groundrush deposit at which mining commenced in mid-September 2001. Gold production commenced in November 2001.

   PAJINGO

   The Pajingo gold mine is an underground mine located approximately 150 km southwest of Townsville, Queensland and 72 kilometers south of the local township of Charters Towers. The Pajingo gold mine will be 100% owned by New Newmont.

   Royalties are paid to the Queensland government at 4.0-5.9% of revenues depending on the gold price. Royalties are also paid to traditional land owners consisting of 0.2% of revenues and a fixed payment upon exploration success.

   For the period July 1, 2000 to June 30, 2001, Pajingo produced 229,788 total ounces of gold at a total cash cost of A$177 per ounce.

   MT. LEYSHON

   The Mt. Leyshon gold mine, near Charters Towers, Queensland is owned by Mt. Leyshon Resources Ltd, which is a publicly listed company of which Normandy owns 13.7%. Mining ceased at the large scale open pit at Mt. Leyshon in February 2001. The operation is currently producing gold by treating existing low-grade stockpiles of 5 million tonnes at 0.8 grams per tonne of gold. Treatment of stockpiles is expected to be completed in January-February 2002 with operations expected to be closed by the middle of 2002.

   A comprehensive mine closure and rehabilitation plan covering remaining operations, closure, rehabilitation, decommissioning and post-closure monitoring has been implemented. Mine closure and rehabilitation costs are expected to be approximately A$8 million. As part of a restructure of Mt. Leyshon Resources Ltd, New Newmont will assume responsibility for mine closure and rehabilitation costs, as well as ongoing environmental obligations.

   NEW ZEALAND

   MARTHA

   The Martha gold mine is located within the town of Waihi, approximately 110 km southeast of Auckland, New Zealand. It will be a joint venture between New Newmont and Otter Gold Mines Limited ("Otter"). New Newmont will have a 67.06% interest and manage the operation. Normandy NFM Limited, a subsidiary of Normandy, has made a takeover bid for Otter. See "--Business of Normandy--Recent Developments," discussing Normandy NFM's bid for Otter.

   In 1998, additional resources were identified, which has allowed the life of the mine to be extended a further six years to 2007.

   The operation produced 95,070 ounces of gold for the period July 1, 2000 to June 30, 2001 at a total cash cost of A$344 per ounce.

   The Martha mine does not currently pay royalties. Under new royalty arrangements, the Martha mine will be required to pay a royalty on new discoveries such as Favona. The royalty rate is the greater of 1% of gross revenues from silver and gold sales or 5% of accounting profit. New Newmont will receive a management fee of 2% of gross revenues from Otter.

   The open pit's location immediately adjacent to the town also means that it is unlikely that the pit will be expanded or that underground mining will be pursued below the bottom of the Martha pit. Accordingly, there do not currently appear to be any prospects of extending the current reserves within the Martha deposit. At current production rates, reserves are sufficient to support a mine life of around six years. The longer term future for the Martha operation is based on the recently discovered Favona vein. The full extent of the mineralization will only be tested once underground access is available. However, drilling to date suggests that the Favona system is likely to support an underground mining operation.

   INDONESIA

   New Newmont will have two operating properties in Indonesia: Minahasa, a gold operation, and Batu Hijau, which produces copper/gold concentrates. New Newmont will own 80% of Minahasa. The remaining 20% interest is a carried interest held by P.T. Tanjung Serapung, an Indonesian company. New Newmont will have a 45% equity interest in Batu Hijau through a partnership with an affiliate of Sumitomo Corporation, which will hold a 35% interest. The remaining 20% is a carried interest held by P.T. Pukuafu Indah, an Indonesian company. New Newmont will account for its investment in Batu Hijau as an equity investment due to each partner's significant participating rights in the business. New Newmont will be entitled to 56.25% of the concentrate production until New Newmont recovers the bulk of Newmont's investment, including interest.

   In Indonesia, rights are granted to private parties to explore for and to develop mineral resources within defined areas through Contracts of Work entered into with the Indonesian government. In 1986, Newmont entered into separate fourth generation Contracts of Work with the government covering Minahasa and Batu Hijau, under which Newmont was granted the exclusive right to explore the contract area, construct any required facilities, extract and process the mineralized materials and sell and export the minerals produced subject to certain Indonesian government approvals and payment of royalties to the government. New Newmont will have the right to continue operating the projects for 30 years, or longer, if approved by the Indonesian government. Under New Newmont's Contracts of Work, beginning in the sixth year after mining operations commenced (and continuing through the tenth year), a portion of each project not already owned by Indonesian nationals must be offered for sale to the Indonesian government or to Indonesian nationals, thereby potentially reducing Newmont's (and, in the case of Batu Hijau, Newmont's and Sumitomo's) ownership in each project to 49% by the end of the tenth year. The price at which such interest would be offered for sale to the Indonesian parties would be the highest of (i) the then current replacement cost, (ii) the price at which shares of the project company would be accepted for listing on the Jakarta Stock Exchange or (iii) the fair market value of such interest as a going concern.

   MINAHASA

   Newmont's first project in Indonesia, Minahasa, on the island of Sulawesi, approximately 1,500 miles northeast of Jakarta, was a Newmont discovery and consisted of a multi-deposit operation. Production began in 1996 and ore was processed from the open pit Mesel deposit and a number of smaller peripheral deposits. These deposits contained both oxidized and refractory gold mineralization.

   Minahasa sold 275,400 equity ounces of gold in the nine months ended September 30, 2001 with total cash costs of US$135 per ounce. Mining operations will cease by the end of 2001; however, it is expected that processing from this mine will continue through 2003.

   BATU HIJAU

   New Newmont's second project in Indonesia, Batu Hijau, is located on the island of Sumbawa, approximately 950 miles east of Jakarta. Batu Hijau is a large porphyry copper/gold deposit, which Newmont discovered in 1990.

   In July 1997, agreements for US$1 billion in financing for the Batu Hijau project were signed. Project completion tests were met in October 2000 and, as a result, the financing is now non-recourse to New Newmont and Sumitomo.

   Development and construction activities began in 1997 and start-up took place in late 1999. The mine produced 519.7 million pounds of copper and 451,400 ounces of gold in the nine months ended September 30, 2001, 56.25% of which is attributable to Newmont's economic interest. After gold credits the cash cost was US$0.36 for the nine months ended September 30, 2001.

   ASIA AND EUROPE

   UZBEKISTAN

   New Newmont will have a 50% interest in Zarafshan-Newmont. The remaining 50% interest is divided between the State Committee for Geology and Mineral Resources ("State Committee") and Navoi Mining and Metallurgical Combine ("Navoi"), each a state entity of Uzbekistan. The joint venture produces gold by crushing and leaching ore from existing stockpiles of low-grade oxide ore from the nearby government-owned Muruntau mine. The gold produced by Zarafshan-Newmont is sold in international markets for U.S. dollars. Newmont provides technical and managerial support to Zarafshan-Newmont. The State Committee and Navoi guaranteed to furnish Zarafshan-Newmont with 242 million tons of ore with an average grade of 0.036 ounces of gold per ton, containing approximately 8.6 million ounces of gold. In late 2000, the ore supply agreement was amended to add an additional 220 million tons of ore with an average grade of 0.05 ounces of gold per ton. To handle the additional ore, the joint venture has arranged for construction of a leach pad extension and an expansion of the ore supply conveyor system. The amended agreement extends the life of the operation to at least 2013. Ore placement on the heap leach pad expansion project is scheduled for the beginning of 2002.

   For the nine months ended September 30, 2001, total sales were 325,200 ounces (162,600 equity ounces) at a total cash cost of US$136 per ounce.

   TURKEY

   The Ovacik gold mine is located on the western Aegean coast of Turkey. New Newmont will own 100% of the mine. The first gold was produced in May 2001. The mine is the subject of regulatory action which could result in its closure.

   AFRICA

   COTE D'IVOIRE

   The Ity gold mine is located in Cote d'Ivoire, West Africa. Normandy has disclosed that Normandy La Source has accepted an offer for the sale of its interest in the Ity gold mine.

   TVX NORMANDY

   TVX Normandy was formed in June 1999 as a strategic alliance between Normandy and TVX Gold. TVX Normandy will be 49.9% owned by New Newmont and 50.1% owned by TVX Gold. The principal assets of TVX Normandy are interests in the following operating gold mines in South America and Canada:

   Paracatu (51% Rio Tinto Limited; 49% TVX Normandy). Rio Tinto is the operator of the mine. For the twelve months ended June 30, 2001, Paracatu produced 207,718 ounces of gold (100%) at a total cash cost of A$350 per ounce.

   Crixas (50% AngloGold; 50% TVX Normandy). AngloGold is the operator of the mine. For the twelve months ended June 30, 2001, Crixas produced 192,985 ounces of gold (100%) at total cash costs of A$212 per ounce.

   La Coipa (50% Placer Dome; 50% TVX Normandy). Placer Dome is the operator of the mine. For the twelve months ended June 30, 2001, La Coipa's gold equivalent production was 137,138 ounces at total cash costs of A$225 per ounce.

   Musselwhite (68.1% Placer Dome; 31.9% TVX Normandy). Placer Dome is the operator of the mine. For the twelve months ended June 30, 2001, Musselwhite produced 236,604 ounces of gold (100%) at total cash costs of A$318 per ounce.

   New Britannia (50% High River Gold; 50% TVX Normandy). TVX Normandy is the operator of the mine. For the twelve months ended June 30, 2001, New Britannia produced 105,849 ounces of gold (100%) at total cash costs of A$375 per ounce.

   DEVELOPMENT PROJECTS

   New Newmont will also have a several advanced gold projects in its portfolio of assets. New Newmont will have the flexibility to optimize the development of these projects based on project economics, political risk and free cash flow profiles.

   The following table sets forth certain information with respect to New Newmont's principal development projects:

                                                      %     ESTIMATED EQUITY RESERVES
             PROJECT                LOCATION      OWNERSHIP          (MM OZ)
             -------                ------------- --------- -------------------------
Leeville........................... Nevada, USA       100              3.0
Twin Creeks South.................. Nevada, USA       100              1.9
Gold Quarry South.................. Nevada, USA       100              3.0
Phoenix............................ Nevada, USA       100              6.0
Boddington Expansion............... Australia        44.4              4.9
Yamfo-Sefwi........................ Ghana, Africa      90              3.3
Yanacocha Sulfides & covered oxides Peru, S.A.      51.35              (a)
Martabe............................ Indonesia          90              (a)
Akim............................... Ghana, Africa      80              (a)

--------
(a) Not included in Proven and Probable Reserves.

   EXPLORATION

   New Newmont expects to have a 2002 exploration and research budget of approximately US$75 million. It is expected that approximately 70% would be applied to near-mine and regional exploration in existing districts, plus work on advanced exploration and development projects in Indonesia and West Africa, and approximately 30% on the worldwide search for new reserve opportunities outside current operating districts, acceleration of select programs having positive results,and on metallurgical research, operational optimization studies and project evaluation.

   NON-GOLD ASSETS

   The following table sets forth certain information with respect to New Newmont's non-gold operations:

        ASSET/PROJECT DEVELOPED    MINERAL   LOCATION          INTEREST
        -----------------------    --------- ----------------- --------
        Golden Grove.............. Zinc      Western Australia    100%
        Australian Magnesium Corp. Magnesium Queensland          22.8%
        Kasese.................... Cobalt    Uganda              53.9%

   GOLDEN GROVE

   New Newmont will own 100% of the Golden Grove operation in Western
Australia. Golden Grove has two underground mines at the Scuddles and Gossan Hill deposits with a combined mining rate of 1.2 million tonnes per year. The principal product is zinc concentrate. A high precious metal ("HPM") lead concentrate and low precious metal ("LPM") copper concentrate are also produced.

   Zinc production declined to 182,655 tonnes of concentrate (containing 82,391 tonnes of payable zinc metal) for the twelve months ended June 30, 2001. The decline in zinc production was a direct result of separating zinc (895,164 tonnes) and copper ores (272,122 tonnes). The decline in zinc metal production was directly offset by an increase in copper production to 11,008 tonnes of payable copper metal.

   Current reserves at Scuddles and Gossan Hill are sufficient to support approximately 4.5 years production at current production rates. However, the Catalpa, Hougoumount and Amity deposits are expected to provide sufficient additional ore to substantially extend the mine life. A pre-feasibility study for the Amity deposit was completed in early 2001 and development commenced in May 2001.

   AUSTRALIAN MAGNESIUM CORPORATION

   New Newmont will have a 22.8% voting interest in Australia Magnesium Corporation, which has developed a proprietary process known as the AM Process, a chemical and dehydration process for producing anhydrous magnesium chloride suitable as feed for an electrolytic cell to produce molten magnesium metal. Australia Magnesium has recently undertaken a A$525 million equity raising to support the financing of the A$1.3 billion development of the Stanwell magnesium project. Normandy has an obligation to contribute A$100 million in equity between October 31, 2002 and January 31, 2003.

   KASESE

   New Newmont will hold an 86% interest in Banff Resources Ltd ("Banff"), which in turn holds a 63% interest in the Kasese cobalt project (New Newmont effective interest 54%) and an option to earn a 65% interest in the nearby Kilembe mine and tailings. The Kasese cobalt project is located in western Uganda. In June 2001, Normandy wrote down the carrying value of its interest in the project to zero.

   ROYALTY BUSINESS

   New Newmont intends to continue to build upon the Franco-Nevada royalty and merchant banking business as a newly formed unit of Newmont. In addition to its own exploration programs, New Newmont will be active in assembling and improving exploration land packages with the objective of vending the properties to other operators in return for a royalty. New Newmont benefits from any discoveries made by other operators on its royalty lands.

   New Newmont's royalty interests will generally be in the form of a net smelter return royalty ("NSR") that provides for the payment either in cash or physical metal of a specified percentage of production, less certain specified transportation and refining costs. In some cases, New Newmont will own a net profit interest ("NPI") pursuant to which New Newmont is entitled to a specified percentage of the net profits, as defined in each case, from a particular mining operation.

   Several royalties are held by Franco-Nevada on certain Newmont and Normandy properties, including portions of Deep Star, Deep Post, Gold Quarry, certain exploration properties and all of Midas. Upon the merger of Newmont and Franco-Nevada and the acquisition of Normandy, these royalties will be eliminated in the consolidated results of New Newmont and are not listed or described herein.

   The following is a description of New Newmont's principal gold royalties.

   GOLDSTRIKE

   New Newmont will hold various NSR and NPI royalties on the Goldstrike Mine (Betze-Post and Meikle Mines) located in the Carlin Trend gold mining area of northern Nevada. The Betze-Post and Meikle Mines are owned and operated by a subsidiary of Barrick Gold Corporation ("Barrick"). The Betze-Post Mine is a conventional open pit operation. The Betze-Post property consists of various claim blocks and New Newmont's royalty interest in each claim block will be different, ranging from 0% to 4% for the NSRs and 0% to 6% for the NPIs. On a combined basis, New Newmont's NSRs and NPIs cover land containing 81.3% of the Betze-Post Mine reserves and resources reported by Barrick as at December 31, 2000. The Meikle Mine is an underground operation comprising the Meikle, Rodeo and Griffin deposits, located one mile north of the Betze-Post Mine that shares the Goldstrike processing facilities with the Betze-Post Mine. New Newmont will hold a 4% NSR and a 5% NPI over 1,280 acres of the claims that cover the Meikle, Rodeo and Griffin deposits.

   New Newmont is not obliged to fund any portion of the cost associated with the Betze-Post Mine or the Meikle Mine. Barrick's mining sequence from various claim groups will cause fluctuations in New Newmont's royalty receipts. The NSR royalties are based upon gross production from the mine, reduced only by the ancillary costs of smelter charges and transportation of about US$2 per ounce. The determinants of the revenue received from the NSRs covering the Betze-Post Mine are the number of ounces of gold produced, New Newmont's selling price of the gold, and the cost of shipping and smelting. The Post-Goldstrike NPI began paying in October 1993, the month that the cumulative net profit from the Post and Goldstrike claims exceeded capital invested in those claims. Net profits are calculated as proceeds less costs. Proceeds equal the number of ounces of gold produced from the Post and Goldstrike claims and the Meikle Mine, multiplied by the spot price of gold on the date gold is credited to Barrick's account at the refinery. Costs include operating and capital costs as incurred.

   In its public filings for the year ended December 31, 2000, Barrick reported production of 1,647,000 ounces from the Betze-Post Mine with an estimate of production in 2001 of 1,612,000 ounces. Similarly, production from the Meikle Mine in 2000 was 806,000 ounces with an expected 669,000 ounces to be produced in 2001. Barrick estimated proven and probable reserves at December 31, 2000 using a gold price of US$300 per ounce. The Betze-Post Mine was estimated to contain 116.4 million tons grading 0.155 ounces per ton for 18.0 million contained reserve ounces. The Meikle Mine, including the Rodeo and Griffin deposits, was estimated to contain 14.1 million tons grading 0.458 ounces per ton for 6.5 million contained reserve ounces.

   STILLWATER

   New Newmont will hold a 5% net smelter return royalty on a portion of the Stillwater Mine and all of the East Boulder Mine located near Nye, Montana. The Stillwater Mine and East Boulder Mine project are owned and operated by Stillwater Mining Company ("Stillwater"), a U.S. public company listed on the New York Stock Exchange. Stillwater produces palladium, platinum, and associated metals (platinum group metals or PGMs) from a geological formation known as the J-M Reef. Stillwater is the only significant producer of PGMs outside of South Africa and Russia. The J-M Reef is an extensive mineralized zone containing PGMs, which has been traced over a strike length of approximately 28 miles.

   The following table sets forth Stillwater's publicly reported proven and probable palladium and platinum ore reserves as of December 31, 2000 and 1999. The reserves reflected below are based on a cut-off grade in 2000 and 1999 of
0.3 ounces of palladium plus platinum per ton, and assume prices for palladium and platinum of US$225 and US$350 per ounce, respectively, in 2000 and 1999. Proven and probable reserves give effect to an average mining dilution of 10% at zero grade based on actual mining experience.

                          DECEMBER 31, 2000          DECEMBER 31, 1999
                      -------------------------  -------------------------
                                     CONTAINED                  CONTAINED
                      TONS   AVERAGE OUNCES/(1)/ TONS   AVERAGE OUNCES/(1)/
        CATEGORY      (000)   GRADE    (000)     (000)   GRADE    (000)
        --------      ------ ------- ----------  ------ ------- ----------
    Proven...........  2,694  0.75      2,020     1,764  0.74      1,311
    Probable Reserves 32,865  0.71     23,243    34,529  0.71     24,352
                      ------           ------    ------           ------
    Total............ 35,559  0.71     25,263    36,293  0.71     25,663
                      ======           ======    ======           ======

--------
(1) Expressed as palladium plus platinum ounces per ton at a ratio of 3.3 parts palladium to one part platinum, before processing losses of approximately 10%.

   New Newmont's royalty covers more than 80% of the combined reserves and resources of the deposit, but does not cover a portion of the deposit at the Stillwater Mine. The majority of production to date has been from the Stillwater Mine. For that reason, the percentage of ore mined from the royalty lands has been lower than the 80% reserve percentage. For the years 1995 through 2000, the average annual percentage of production from the royalty lands totalled 52.45%. The percentage of future production from the royalty lands will vary from year to year. The royalty encompasses all of the reserves at the East Boulder Mine, which is being developed approximately thirteen miles to the west of the Stillwater Mine. Once the East Boulder Mine is producing, the percentage of production from the royalty lands will increase. Ultimately, the cumulative rate is expected to equal the percentage of reserves covered by the royalty. During calendar 2000, Stillwater produced 430,000 ounces of PGMs. On November 8, 2001, Stillwater announced that in light of sharply lower prices for palladium and platinum it was modifying mine plans for both the Stillwater and East Boulder Mines.

   OIL & GAS INTERESTS

   New Newmont will also be active in the oil and gas royalty business. Its oil and gas portfolio contains 1.8 million gross acres of producing and non-producing lands located in western Canada and the Canadian Arctic. The average royalty on these lands is 6%. The portfolio contains long-life reserves, is comprised of working interests ("WI") and/or overriding royalty interests ("ORR") which are based on oil and gas well revenue less possible deductions for transportation or processing. The following table sets forth certain information with respect to New Newmont's principal oil and gas royalty interests.

                 PROPERTY, LOCATION             OPERATOR     INTEREST
                 ------------------           ------------- -----------
        Royalties:
           Weyburn Unit, Saskatchewan........ PanCanadian   1.6% WI/ORR
           Midale Unit, Saskatchewan......... Apache        2.6% WI/ORR
           Tidewater, Saskatchewan........... Various       1.4% ORR
           Edson, Alberta.................... Rio Alto      15% ORR
           Medicine Hat, Alberta............. Petro-Canada  2.3% ORR
        Other Interests:
           Heavy Crude, Alberta.............. Non-producing 100% WI
           Arctic Gas, Northwest Territories. Petro-Canada  10% WI

   The following table sets forth certain information relating to reserves as at March 31 based on constant cost and price assumptions and before deduction of royalties owned by others:

   OIL & GAS RESERVES

                                                           2001        2000
                                                        ----------- -----------
Established (barrels of oil equivalent ("boe"))/(1)(2)/   6,600,000   4,900,000
Proved, probable and possible (boe)....................  10,300,000   8,600,000
Heavy crude (boe)/(3)/................................. 465,000,000 294,000,000
Arctic gas (boe)....................................... 114,000,000 114,000,000

--------
(1) 100% Proven plus 50% Probable
(2) Based upon $36.13 Cdn/boe and $23.39 Cdn/boe respectively.
(3) Estimate based on 60% recovery factor

   INVESTMENTS

   ABER DIAMOND CORPORATION

   New Newmont will own 14.1% (7,717,000 shares) of the outstanding common shares of Aber Diamond Corporation ("Aber"). Aber is a Toronto based public company listed on the TSE the principal asset of which is a 40% interest in the Diavik Diamonds Project (the "Diavik Project") in the Northwest Territories, Canada. Rio Tinto PLC is the 60% owner and is manager of the C$1.3 billion development currently in progress.

   On November 2, 2001 Aber reported that it had accepted an underwritten commitment from a lead group of five banks for a project loan facility of US$230 million. The facility is sufficient to fund Aber's share of budgeted expenditures to complete the Diavik Project and additional corporate requirements. Aber also reported that construction of the Diavik Project is 60% complete and is on budget and on schedule. Diamond sales are expected to commence in the second quarter of 2003.

   ECHO BAY MINES LIMITED

   New Newmont will own approximately US$72.4 million principal amount of the 11% capital securities due April 2027 of Echo Bay Mines Ltd., a public company trading on AMEX and the TSE. Echo Bay is a substantial gold company producing 695,000 ounces in calendar 2000 from four mines in the United States and Canada. Echo Bay operates the Round Mountain and McCoy-Cove mines in Nevada.

   At September 30, 2001, the principal plus accrued interest on the Echo Bay capital securities to be owned by New Newmont amounted to US$115.3 million. It is New Newmont's intention to convert all its Echo Bay capital securities into Echo Bay common shares and to maintain an initial approximate 49.5% equity interest in Echo Bay. The conversion is subject to the approval of Echo Bay shareholders and is conditional on regulatory approvals. Proxy materials are currently under review with regulatory authorities. The conversion of the Echo Bay capital securities into common shares will likely occur prior to the creation of New Newmont.

   PROVEN AND PROBABLE RESERVES

   New Newmont's equity in proven and probable gold reserves was 92.7 million ounces using combined publicly reported reserves for Newmont Mining Corporation as at December 31, 2000, and Normandy Mining Ltd. as at June 30, 2001. To the extent of production since these reporting dates, such reserves have been depleted and are thus lower than stated. Reserves are published once each year and will be recalculated as of December 31, 2001, and June 30, 2002 for Newmont and Normandy, respectively, taking into account such depletion as well as any additions to reserves based on results of exploration and development work performed during 2001/2002. Of these reserves, approximately 483,333 ounces have been committed under prepaid forward sales contracts. In addition, the company's equity in proven and probable copper and zinc reserves was 7.1 billion and 454 million pounds, respectively, using the same reporting dates as for gold.

   Proven and probable reserves were determined by the use of mapping, drilling, sampling, assaying and evaluation methods generally applied in the mining industry. Calculations with respect to the estimates of proven and probable gold reserves were based on a gold price of US$300 per ounce for Newmont's reserve share, whereas Normandy's reserve share was based on a range of A$450 to $500 per ounce at all properties except the TVX-Americas (Canada, South America) reserves which were based on a gold price of US$300 per ounce. Newmont estimated that if its reserve estimates had been based on a gold price of $275 per ounce, 2000 year-end proven and probable gold reserves could have decreased by approximately 8%.

   The proven and probable reserves figures presented herein are estimates, and no assurance can be given that the indicated levels of recovery of gold, copper, and zinc will be realized. Ounces of gold or pounds of copper or zinc in our proven and probable reserves are prior to any losses during metallurgical treatment. Reserve estimates may require revision based on actual production experience. Market price fluctuations of gold, copper, and zinc, as well as increased production costs or reduced recovery rates, could render our proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

GOLD PROVEN AND PROBABLE RESERVES, AND MATERIAL NOT IN RESERVE--U.S. UNITS(1)(2)

                                                                                                  GOLD MATERIAL NOT
                                                 GOLD PROVEN AND PROBABLE RESERVES                  IN RESERVE(3)
                                    -----------------------------------------------------------  -------------------



                                                      (100%)                                           (100%)
-                                          -----------------------------  EQUITY                 -------------------
                                                               CONTAINED CONTAINED METALLURGICAL
                                    EQUITY TONNAGE(4)  GRADE   OUNCES(5) OUNCES(5)   RECOVERY     TONNAGE    GRADE
DEPOSITS/DISTRICTS                   (%)   (000 TONS) (OZ/TON)   (000)     (000)        (%)      (000 TONS) (OZ/TON)
------------------                  ------ ---------- -------- --------- --------- ------------- ---------- --------
                     NEWMONT MINING CORPORATION (DECEMBER 31, 2000, INCLUDES BATTLE MOUNTAIN)
North American
  Nevada
   Nevada Open Pit.................
   Carlin Trend.................... 100.0%   122,479   0.050     6,172     6,172       70.1%        34,200   0.048
   Twin Creeks..................... 100.0%    75,199   0.086     6,436     6,436       85.4%        74,950   0.054
   Lone Tree Complex............... 100.0%    40,847   0.060     2,464     2,464       75.5%         7,429   0.050
   Phoenix Project................. 100.0%   175,185   0.034     6,031     6,031       82.0%        72,220   0.026
                                           ---------            ------    ------                 ---------
   Total Nevada Open Pit...........          413,710   0.051    21,103    21,103                   188,799   0.042
                                           ---------            ------    ------                 ---------
  Nevada Underground
   Carlin Trend.................... 100.0%    11,632   0.574     6,679     6,679       92.9%         2,527   0.499
   Rosebud.........................  50.0%        --                --        --                       236   0.330
                                           ---------            ------    ------                 ---------
  Total Nevada Underground.........           11,632   0.574     6,679     6,679                     2,763   0.484
                                           ---------            ------    ------                 ---------
  Nevada Stockpiles and In-Process. 100.0%    91,494   0.049     4,478     4,478       74.9%        46,017   0.044
                                           ---------            ------    ------                 ---------
Total Nevada.......................          516,836   0.062    32,260    32,260                   237,579   0.048
                                           ---------            ------    ------                 ---------
   Mesquite, California............ 100.0%    13,689   0.019       263       263       60.5%        51,522   0.019
   Golden Giant, Ontario........... 100.0%     4,779   0.286     1,369     1,369       96.0%            --
   Holloway, Ontario...............  88.3%     4,389   0.195       858       758       95.0%         1,434   0.195
   La Herradura, Mexico............  44.0%    49,754   0.026     1,306       575       71.0%        16,649   0.032
   Mezcala, Mexico.................  44.0%                                                          69,464   0.026
                                           ---------            ------    ------                 ---------
   Total Other North America.......           72,611   0.052     3,796     2,965                   139,069   0.026
                                           ---------            ------    ------                 ---------
  TOTAL--NORTH AMERICA.............          589,447   0.069    36,056    35,225                   376,648   0.040
                                           =========            ======    ======                 =========
South America
  Minera Yanacocha, Peru........... 51.35%
   Oxide Gold Leach Deposits....... 51.35% 1,335,518   0.027    36,553    18,769       70.0%       173,795   0.022
   Sulfide Copper Gold Deposits.... 51.35%        --                --        --                   707,028   0.023
                                           ---------            ------    ------                 ---------
  Total Minera Yanacocha...........        1,335,518   0.027    36,553    18,769                   880,823   0.023
                                           ---------            ------    ------                 ---------
   Kori Kollo, Bolivia.............  88.0%    30,348   0.038     1,148     1,010       62.0%        16,685   0.039
   Gurupi, Brazil..................  50.0%        --                --        --                    66,563   0.041
                                           ---------            ------    ------                 ---------
TOTAL--SOUTH AMERICA...............        1,365,866   0.028    37,701    19,779                   964,071   0.024
                                           =========            ======    ======                 =========
Australasia(6)
   Pajingo, Australia..............  50.0%     2,126   0.451       959       480       97.2%         4,048   0.368
                                           ---------            ------    ------                 ---------
TOTAL--AUSTRALASIA.................            2,126   0.451       959       480                     4,048   0.368
                                           =========            ======    ======                 =========
Asia and Europe
  Minahasa, Indonesia (7).......... 95.92%     4,625   0.151       699       670       82.0%
  Batu Hijau, Indonesia (7)........ 56.25%   944,460   0.012    11,721     6,593       79.2%       572,674   0.005
  Zarafshan, Uzbekistan (8)........  50.0%   169,468   0.042     7,158     3,579       55.3%            --
                                           ---------            ------    ------                 ---------
TOTAL--ASIA AND EUROPE.............        1,118,553   0.018    19,578    10,842                   572,674   0.005
                                           =========            ======    ======                 =========
TOTAL NEWMONT WORLDWIDE............        3,075,992   0.031    94,294    66,326                 1,917,441   0.022
                                           =========            ======    ======                 =========

                                          NORMANDY MINING (JUNE 30, 2001)
North America
  Midas, Nevada.................... 100.0%     3,295   0.646     2,130     2,130       97.0%        23,451   0.061
  Musselwhite, Canada.............. 15.97%    15,648   0.163     2,550       407       96.0%         4,739   0.154
  New Britania, Canada............. 24.95%     3,075   0.156       480       120       92.0%         3,504   0.111
                                           ---------            ------    ------                 ---------
TOTAL--NORTH AMERICA...............           22,018   0.234     5,160     2,657                    31,694   0.080
                                           =========            ======    ======                 =========
South America
  Paracatu, Brazil................. 24.45%   287,622   0.012     3,560       870       76.0%       189,544   0.012
  Crixas, Brazil................... 24.95%     4,562   0.237     1,080       269       94.0%         1,025   0.302
  La Coipa, Chile.................. 24.95%    50,802   0.032     1,650       412       83.3%        21,158   0.032
  Gurupi, Brazil................... 24.95%        --                --        --                    66,561   0.041
                                           ---------            ------    ------                 ---------
TOTAL--SOUTH AMERICA...............          342,986   0.018     6,290     1,551                   278,288   0.022
                                           =========            ======    ======                 =========

GOLD PROVEN AND PROBABLE RESERVES, AND MATERIAL NOT IN RESERVE--U.S. UNITS(1)(2)

                                                                                                      GOLD MATERIAL NOT
                                                 GOLD PROVEN AND PROBABLE RESERVES                     IN RESERVE/(3)/
                                  --------------------------------------------------------------     -------------------



                                                     (100%)                                                (100%)
                                         -------------------------------     EQUITY                  -------------------
                                                               CONTAINED   CONTAINED   METALLURGICAL
                                  EQUITY TONNAGE/(4)/  GRADE   OUNCES/(5)/ OUNCES/(5)/   RECOVERY     TONNAGE    GRADE
DEPOSITS/DISTRICTS                 (%)   (000 TONS)   (OZ/TON)   (000)       (000)          (%)      (000 TONS) (OZ/TON)
------------------                ------ -----------  -------- ----------  ----------  ------------- ---------- --------
                                          NORMANDY MINING (JUNE 30, 2001)

Australasia
  Pajingo, Queensland............  50.0%      2,116    0.430        910         455        96.5%         3,548   0.372
  Boddington, Western Australia.. 44.40%    432,844    0.026     11,040       4,902        89.0%       417,129   0.023
  Gossan Hill, Western Australia. 100.0%                                                                 1,389   0.072
  Kalgoorlie, Western Australia..  50.0%    204,862    0.061     12,490       6,245        90.1%       223,596   0.084
  Mt. Leyshon, Queensland........  13.7%      3,934    0.020         80          61        77.2%
  Tanami, Northern Territories... 87.47%     19,891    0.144      2,870       2,510        95.8%        41,413   0.078
  Yandal, Western
   Australia..................... 100.0%     18,260    0.128      2,340       2,340        93.4%        50,780   0.096
  Martha, New Zealand............ 67.06%      7,097    0.099        700         469        94.0%
                                          ---------             -------      ------                  ---------
TOTAL--AUSTRALASIA...............           689,004    0.044     30,430      16,982                    737,855   0.051
                                          =========             =======      ======                  =========
Asia and Europe..................
  Mastra, Turkey................. 100.0%                                                                 1,091   0.357
  Ovacik, Turkey................. 100.0%      1,327    0.392        520         520        91.0%         3,269   0.153
  Perama, Greece.................  80.0%     12,122    0.108      1,310       1,048        90.0%         2,645   0.057
                                          ---------             -------      ------                  ---------
TOTAL--ASIA AND EUROPE...........            13,449    0.136      1,830       1,568                      7,005   0.148
                                          =========             =======      ======                  =========
Africa...........................
  Akim, Ghana....................  80.0%                                                                56,643   0.061
  Ity, Cote d'Ivoire.............  51.0%      4,540    0.148        670         342        84.6%           804   0.162
  Yamfo-Sefwi, Ghana.............  85.6%     53,006    0.073      3,890       3,330        90.6%        62,924   0.056
                                          ---------             -------      ------                  ---------
TOTAL--AFRICA....................            57,546    0.079      4,560       3,672                    120,371   0.059
                                          =========             =======      ======                  =========
TOTAL NORMANDY WORLDWIDE.........         1,125,003    0.043     48,270      26,430                  1,175,213   0.047
                                          =========             =======      ======                  =========
                                             TOTAL NEWMONT AND NORMANDY

TOTAL--NORTH AMERICA.............           611,465    0.067     41,216      37,882                    408,342   0.040
TOTAL--SOUTH AMERICA /(9)/.......         1,708,852    0.026     43,991      21,330                  1,175,798   0.021
TOTAL--AUSTRALASIA /(10)/........           689,003    0.044     30,430      17,462                    737,855   0.051
TOTAL--ASIA AND EUROPE...........         1,132,002    0.019     21,408      12,410                    579,679   0.007
TOTAL--AFRICA....................            57,546    0.079      4,560       3,672                    120,371   0.059
                                          ---------             -------      ------                  ---------
TOTAL COMBINED
 WORLDWIDE /(11)/................         4,198,868    0.031    141,605      92,756                  3,022,045   0.022
                                          =========             =======      ======                  =========

BASE METAL PROVEN AND PROBABLE RESERVES, AND MATERIAL NOT IN RESERVE--U.S.
                                 UNITS/(1)(2)/

                                                                                                COPPER MATERIAL
                                         COPPER PROVEN AND PROBABLE RESERVE                   NOT IN RESERVE/(3)/
                           --------------------------------------------------------------     ------------------



                                              (100%)                                                (100%)
                                  ------------------------------     EQUITY                   ------------------
                                                        COPPER       COPPER                    TONNAGE
                           EQUITY TONNAGE/(4)/ GRADE   (MILLION     (MILLION    METALLURGICAL    (000     GRADE
DEPOSITS/DISTRICTS          (%)   (000 TONS)   (% CU) POUNDS)/(5)/ POUNDS)/(5)/  RECOVERY(%)    TONS)    (OZ/TON)
------------------         ------ -----------  ------ -----------  -----------  ------------- ---------- --------
                    NEWMONT MINING CORPORATION (DECEMBER 31, 2000, INCLUDES BATTLE MTN.)

  Phoenix Project, Nevada. 100.0%    156,323    0.17%      515          515         85.3%        99,594    0.14%
  Minera Yanacocha (Minas
   Conga), Peru........... 51.35%                                                               707,028    0.30%
  Batu Hijau, Indonesia-
   Copper(8)..............  56.3%    944,460    0.53%    9,964        5,605         91.6%       572,674    0.33%
                                   ---------            ------        -----                   ---------
Total Newmont--Copper.....         1,100,783    0.48%   10,479        6,120                   1,379,296    0.30%
                                   =========            ======        =====                   =========
                                       NORMANDY MINING (JUNE 30, 2001)

  Boddington, Western
   Australia..............  44.4%    432,844    0.17%    1,428          635           76%        99,594    0.14%
  Golden Grove, Western
   Australia.............. 100.0%      4,276     4.1%      351          351           88%        11,813     3.6%
                                   ---------            ------        -----                   ---------
Total Normandy--Copper....           437,120    0.20%    1,779          986                     111,407    0.50%
                                   =========            ======        =====                   =========
                                      TOTAL NEWMONT AND NORMANDY MINING

TOTAL COMBINED
 WORLDWIDE................         1,537,903    0.40%   12,258        7,106                   1,490,703    0.31%
                                   =========            ======        =====                   =========

                                                                                                 ZINC MATERIAL
                                          ZINC PROVEN AND PROBABLE RESERVE                      NOT IN RESERVE
                           --------------------------------------------------------------     ------------------



                                              (100%)                                                (100%)
                                  ------------------------------     EQUITY                   ------------------
                                                         ZINC         ZINC      METALLURGICAL
                           EQUITY   TONNAGE    GRADE   (MILLION     (MILLION      RECOVERY     TONNAGE    GRADE
DEPOSITS/DISTRICTS          (%)   (000 TONS)   (% CU) POUNDS)/(5)/ POUNDS)/(5)/      (%)      (000 TONS) (OZ/TON)
------------------         ------ -----------  ------ -----------  -----------  ------------- ---------- --------
                               NEWMONT MINING CORPORATION (DECEMBER 31, 2000)

Total Newmont--Zinc.......                --                --           --                          --
                                   =========            ======        =====                   =========
                                       NORMANDY MINING (JUNE 30, 2001)

  Golden Grove, Western
   Australia.............. 100.0%      1,774    12.8%      454          454         90.5%         9,213    15.3%
                                   ---------            ------        -----                   ---------
Total Normandy--Zinc......             1,774    12.8%      454          454                       9,213    15.3%
                                   =========            ======        =====                   =========
                                      TOTAL NEWMONT AND NORMANDY MINING

TOTAL COMBINED
 WORLDWIDE................             1,774    12.8%      454          454                       9,213    15.3%
                                   =========            ======        =====                   =========

(1) The term "reserve" means that part of a mineral deposit which can be economically and legally extracted or produced at the time of the reserve determination.

   The term "economically," as used in the definition of reserve, implies that profitable extraction or production has been established or analytically demonstrated to be viable and justifiable under reasonable investment and market assumptions.

   The term "legally," as used in the definition of reserve, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, there should be a reasonable certainty based on applicable laws and regulations that issuance of permits or resolution of legal issues can be accomplished in a timely manner.

   The term "proven reserves" means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; (b) grade and/or quality are computed from the result of detailed sampling and
   (c) the sites for inspection, sampling and measurements are spaced so closely and the geologic character is sufficiently defined that size, shape, depth and mineral content of reserves are well established.

   The term "probable reserves" means reserves for which quantity and grade are computed from information similar to that used for proven reserves but the sites for sampling are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation.

(2) Ore Reserves and Material Not in Reserve follow two reporting requirements. For Newmont's share, reporting conforms to the reporting guidelines of the "Society for Mining, Metallurgy, and Exploration (SME), Inc.", (SME Guidelines) and the United States Security and Exchange Commission (U.S. S.E.C.) reporting rules. For Normandy's share, reporting conforms to the reporting requirements of the "Australasian Code for Reporting of Identified Mineral Resources and Ore Reserves", (JORC Code) and the Australian Stock Exchange Listing Rules. For both Newmont and Normandy, results are compiled and reported by various "competent persons" as defined by the SME Guidelines and JORC Code. In this table, proved and probable reserves are contained.

(3) The Term "Material not in Reserve" represents combined, measured, indicated and inferred "mineral resources" in the JORC Code and are here reported as additional to the ore reserves. The use of the term "Mineral Resource" and reporting its contained ounces is not allowed by the U.S. S.E.C.

(4) Tonnages are after allowances for losses resulting from mining methods.

(5) Contained ounces or pounds are estimates of metal contained in ore tonnages and are before allowances for processing losses. Estimated losses from processing are expressed as recovery rates and represent the estimated amount of metal to be recovered through metallurgical extraction processes.

(6) The 9.74% interest in the Lihir Gold Mine was not reported as a reserve asset by Newmont (the shares are currently held by Newmont as available for sale marketable securities), but would represent approximately 1.2 million ounces equity reserve if reported as such.

(7) Percentage reflects Newmont's economic interest.

(8) Material available to Zarafshan-Newmont for processing from designated stockpiles or from other specified sources. Tonnage and gold content of material available to Zarafshan-Newmont for processing from such designated stockpiles or from other specified sources are guaranteed by state entities of Uzbekistan.

(9) Gurupi counted only once on 100% tabulations.

(10)Pajingo counted only once on 100% tabulations.

(11)Reserve figures do not include reserves attributable to Franco-Nevada's royalty interests, which would be the equivalent of approximately 2 million ounces reserves net to Franco-Nevada, nor do they include its 49.5% interest in Echo Bay Mining Company which would represent approximately 2.2 million ounces. Additionally, Franco-Nevada has equity positions in two properties that contain "Mineral Resources" that may not meet Newmont's criteria for "Material not in Reserve" and as such are not reported in this table.

   ENVIRONMENTAL MATTERS

   U.S. OPERATIONS

   New Newmont's gold mining and processing operations within the U.S. are subject to extensive federal, state and local governmental regulations for the protection of the environment, including those relating to the protection of air and water quality, hazardous waste management and mine reclamation. New Newmont will strive to set industry standards of excellence for its environmental practices and does not believe that ongoing compliance with current regulations will have a material adverse effect on its competitive position. New Newmont does not expect any material impact on its future costs of compliance based on existing environmental regulations. Since New Newmont cannot pass on any increases in costs to its customers, new laws and regulations resulting in higher compliance costs could have an adverse effect on its future profitability.

   Exclusive of Midas operations, New Newmont estimates that compliance with federal, state and local regulations relating to the protection of the environment required capital expenditures of approximately US$1.0 million in 2000 at New Newmont's domestic operations. New Newmont estimates that it will require at least US$1.4 million of capital expenditures for environmental compliance in the U.S. in 2001 and annually thereafter.

   Each currently operating Newmont mine has a reclamation plan in place that meets all currently enacted legal and regulatory requirements. Estimated future costs for reclamation are accrued over the life of each mine and, at September 30, 2001, an aggregate US$120.3 million had been accrued for reclamation costs relating to currently producing Newmont mineral properties. Normandy has indicated that as of June 30, 2001, it had accrued US$1.6 million for reclamation at its Midas mine.

   RECLAMATION AND REMEDIATION OF INACTIVE SITES WITHIN THE UNITED STATES

   New Newmont will have environmental remediation obligations arising from past mining activities at four separate locations: Telluride/Ouray (Colorado), Leadville (Colorado), San Luis (Colorado) and Washington State. At September 30, 2001, on a consolidated basis, Newmont had an aggregate US$58.6 million accrued for remediation of these and other sites.

   ENVIRONMENTAL LAWS OF AUSTRALIA

   The Australian operations of New Newmont will be subject to Australian State and Federal laws and regulations regarding environmental matters. These laws and regulations set various standards regulating health and environmental quality, provide for penalties and other liabilities for the violation of such standards and establish, in certain circumstances, obligations to remediate current and former facilities and locations where operations are or were conducted. New Newmont will also be required to have, and comply with, permits for its existing operations from the relevant environmental authorities.

   Liability could be imposed on New Newmont for damages, clean-up costs or penalties if it discharges pollution into the environment or does not comply with environmental laws or regulations (including its permits). As at June 30, 2001, Normandy had made a provision of A$136.5 million for estimated rehabilitation expenditure, mine decommissioning and closure costs. Rehabilitation costs include regrading waste dumps, revegetation and erosion and drainage control.

   There may be sites of Aboriginal heritage or significance located on the land on which New Newmont's operations are situated. This could impose restrictions on New Newmont's ability to operate from that site.

   Some of the sites operated by New Newmont may also be subject to native title claims. If so, New Newmont may require consent from the traditional owners of that land to carry out mining operations. Such consent may be given on terms which are not acceptable to the company, or may otherwise increase the cost of operations at such sites.

   ENVIRONMENTAL PROTECTION IN OPERATIONS OUTSIDE THE UNITED STATES AND
AUSTRALIA

   New Newmont's interests outside the United States and Australia will also be subject to governmental regulations for the protection of the environment. These regulations have not had, and are not expected to have, a material adverse impact on New Newmont's operations or its competitive position.

   New Newmont will be committed to adopting and adhering to standards that are protective of human health and the environment. All of the international projects managed by New Newmont will adopt and implement environmental policies and procedures developed by Newmont.

   LEGAL PROCEEDINGS

   In December 1983, the State of Colorado filed a lawsuit in the U.S. District Court for the District of Colorado under the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"). This case, State of Colorado v. ASARCO, Inc., et al. (Civil Action No. 83-C-2388), was subsequently consolidated with another action, United States of America v. Apache Energy & Minerals, et al. (Civil Action No. 86-C-1676), which was filed in August 1986. Both cases involve allegations of environmental impairment in the vicinity of Leadville, Colorado, including the area of the operations and property of the Res-ASARCO Joint Venture, the Yak Tunnel, and adjacent property, and seek remedial actions and damages from a number of defendants, including Newmont and Resurrection Mining Company, which was a partner with ASARCO Incorporated in the Res-ASARCO Joint Venture. In August 1994, the Court entered a Partial Consent Decree between and among the U.S., Newmont, Resurrection and certain other defendants. The Partial Consent

Decree obligates Resurrection to pay for and perform the cleanup of sources of contamination in various areas, pursuant to the CERCLA administrative process. During 1995 and 1996, Resurrection implemented and completed remedial action at selected locations, and developed feasibility studies which were sent to the EPA for approval in 1997. Remedial activities were conducted in 2000 and 2001. The precise nature of the final remedial activities is subject to EPA and State of Colorado review and selection and public comment. At this time, the precise remedy and cost have not been fixed. The proposed settlement also requires Resurrection to reimburse the EPA and the State of Colorado for their response costs. The Partial Consent Decree does not resolve certain other potential liabilities, including liability for any natural resource damages and any groundwater or surface water contamination.

   In June 2000, an independent trucking contractor spilled approximately 151 kilograms of mercury near the town of Choropampa, Peru which is located 53 miles southwest of the Minera Yanacocha mine. The mercury, a byproduct of gold mining, was being transported from the mine to a buyer in Lima for use in medical instrumentations and other industrial applications. A comprehensive health and environmental remediation program was initiated by Minera Yanacocha immediately following the accident and it also entered into agreements with three of the communities impacted by the incident to provide a variety of public works as compensation for the disruption and on September 10, 2001, Newmont, various wholly owned subsidiaries and Minera Yanacocha S.R.L. (51.35% owned by Newmont Second Capital Corporation) and other defendants were named in a lawsuit filed by over 900 Peruvian citizens in Denver District Court for the State of Colorado. This action seeks compensatory and punitive damages based on claims associated with the mercury spill incident. The response to the Complaint was filed in late October. Neither Newmont nor Minera Yanacocha can reasonably predict the likelihood or amount of any additional expenditures related to this matter.

   Franco-Nevada received a Notice of Request for Information, dated September 23, 1997, from the EPA alleging that Franco Inc. may be a potentially responsible party ("PRP") and seeking information about the Lava Cap Mine Superfund Removal Site near Nevada City, California. Franco Inc. fully responded to the request for information from the EPA and denied any liability under any applicable law. Franco Inc. has not been named a PRP, and no further actions have been taken by the EPA with respect to Franco Inc. DE MICROMUS settlement discussions (through which Franco Inc. would settle for less than $50,000) are being pursued, but there has been no response to date.

   Franco-Nevada received a Notice of Request for Information, dated August 24, 1998, from the United States Forest Service ("USFS"), Uinta National Forest, alleging that Franco Inc. may be a PRP and seeking information about allegedly needed environmental clean-up at the Pacific Mine, Utah County, Utah. Franco Inc. fully responded to the request for information from the USFS and denied any liability under any applicable law. Franco Inc. has not been named a PRP, and no further actions have been taken by the USFS with respect to Franco Inc.

   A dispute exists between Thiess Contractors Pty Ltd ("Thiess") and Normandy Golden Grove Operations Pty Ltd ("NGGO"), a wholly owned entity, in respect of a claim for additional and unexpected costs arising from the development of the Gossan Hill Project decline. Conciliation procedures have failed to resolve the dispute. Thiess claimed approximately A$11 million in damages. NGGO have made a counterclaim of A$0.9 million and made an offer of A$2.1 million. Thiess is still to fully comply with an order by the court to reissue an amended statement of claim. Litigation in the Supreme Court of Western Australia is proceeding.

   In a Federal Court action brought by ASIC against Yandal Gold Pty Ltd. the judge found the defendants to have committed various breaches of the Corporations Law and ordered payment by Edensor Nominees Pty Ltd ("Edensor") to ASIC of A$28.5 million for distribution to former Normandy Yandal Operations Limited shareholders. An appeal by Edensor to the Full Court of the Federal Court, to which Normandy became a party on the application of ASIC, was allowed on the basis that the Federal Court lacked jurisdiction to make the order. This decision was appealed to the High Court, which decided that the Full Federal Court was wrong. The High Court held that the Federal Court did have jurisdiction to hear and determine the matter and make orders under the Corporations law. The High Court has sent the matter back to the Full Federal Court to determine Edensor's appeal on the merits. If that appeal is unsuccessful then Edensor will be obligated to pay the A$28.5 million. The consolidated entity has agreed to pay half of this amount.

   Disputes exist between a controlled entity of Normandy, Banff Resources Ltd. and a third party in respect of a claim for part-ownership in the Kilembe mine. The third party has lodged a claim for specific performance and damages with courts in Uganda and Canada. The disputes are currently awaiting hearing and the controlled entity intends to defend the action.

   Orica Australia Limited has commended proceedings against a former controlled entity of Normandy, Normandy Industrial Minerals Limited ("NIML"), in respect of the supply of sand used in the manufacture of paints. A controlled entity has indemnified the purchaser of NIML in respect of this claim.

   Disputes exist between a controlled entity of Normandy and contractors in respect of the Kasese Cobalt project. Claims have been lodged by contractors for additional payment in respect of extensions of time and additional costs. The claims are in the process of being evaluated.

BUSINESS OF NORMANDY

  DISCLAIMER INFORMATION IN RELATION TO NORMANDY

   We conducted a due diligence review of limited information and documents made available by Normandy to us before announcing our offer for Normandy shares. Information included in this proxy statement/prospectus relating to Normandy and its business is based on publicly available information about Normandy, including Normandy's 2001 annual report and quarterly activities report for the quarter ended September 30, 2001 and Normandy's target statement. Pursuant to Rule 409 promulgated under the Securities Act of 1933, on December 17, 2001, we requested that Normandy and its independent public accountants provide to us all material information required to be included in our offer document or required to make statements made in the offer document not misleading. On December 11, 2001, we requested that Normandy's independent public accountants consent in a customary manner to the inclusion of its audit reports with respect to the financial statements of Normandy included in our offer document. On December 14, 2001, Normandy's independent public accountants responded in writing to our December 11, 2001 letter stating that they were reluctant to give consent for the inclusion of its audit report where consent has not been given for the financial statements themselves, and believed it was appropriate that its consent be given concurrently with Normandy's consent. On December 19, 2001, Normandy, on its own behalf and on behalf of its accountants, responded in writing to our December 17, 2001 letter and stated that it was not appropriate for Normandy to bear any burden as to what our offer document should contain and whether or not that document was misleading. Normandy further stated that if there were specifics which Newmont wished to refer to Normandy for review and comment, Normandy would consider whether it could be of assistance and to what extent, on a case by case basis. In addition, Normandy stated that its accountants were not in a position to provide assistance to us, that work on U.S. GAAP reconciliation of its financial statements had not been completed to Normandy's satisfaction and that Normandy had not yet determined whether it would allow U.S. GAAP reconciliation of its financial statements to be made public at this time. We will provide any and all information that we receive from Normandy or its independent accountants prior to the expiration of the offer that we deem material, reliable and appropriate in a subsequently prepared amendment or supplement hereto.

   While we have included information in this document concerning Normandy that is known to us based on publicly available information, other than as described above, we have not had access to material non-public information regarding Normandy and could not use any such information for the purpose of preparing this document. Although we have no knowledge that would indicate that statements relating to Normandy contained in this offer document are inaccurate or incomplete, we are not in a position to verify information concerning Normandy. We and our respective directors and officers are not aware of any errors in such information.

   The due diligence was conducted pursuant to a confidentiality agreement, a term of which is as follows:

      "NORMANDY IS NOT AWARE OF ANY MATERIAL INFORMATION IN RELATION TO NORMANDY WHICH HAS NOT BEEN PROVIDED OR OTHERWISE MADE AVAILABLE TO THE INDEPENDENT EXPERT WHICH HAS BEEN RETAINED BY NORMANDY FOR THE PURPOSE OF PROVIDING A REPORT TO BE INCLUDED IN NORMANDY'S TARGET STATEMENT, OR OTHERWISE INCLUDED IN NORMANDY'S TARGET STATEMENT, WHICH WILL BE ISSUED IN RESPONSE TO THE OFF-MARKET BID FOR ANGLOGOLD LIMITED IN RESPECT OF WHICH A BIDDER'S STATEMENT DATED OCTOBER 17, 2001 WAS SERVED ON NORMANDY."

   Subsequent to the completion of the due diligence, and prior to the announcement of our bid, we and Normandy entered into the deed of undertaking. See "The Acquisition of Normandy--The Deeds of Undertaking" on page 56. Normandy gave a number of warranties to us in the deed of undertaking, including a warranty that:

      "THE NORMANDY BOARD AND THE NORMANDY SENIOR MANAGEMENT ARE NOT AWARE OF ANY INFORMATION BEING INFORMATION OTHERWISE LIABLE TO BE DISCLOSED UNDER ASX LISTING RULE 3.1 WHICH HAS NOT BEEN PUBLICLY DISCLOSED BY NORMANDY IN RELIANCE ON THE CARVE OUT FROM DISCLOSURE WHICH IS CONTAINED IN ASX LISTING RULE 3.1 WHICH HAS NOT BEEN PROVIDED TO THE EXPERT FOR REVIEW IN CONNECTION WITH THE PREPARATION OF THE INDEPENDENT EXPERT'S REPORT WHICH IS TO ACCOMPANY THE NORMANDY TARGET'S STATEMENT WHICH WILL BE GIVEN IN RESPONSE TO THE ANGLOGOLD BIDDER'S STATEMENT DATED 16 OCTOBER 2001 AND ANGLOGOLD'S F-4 REGISTRATION STATEMENT DATED 9 NOVEMBER 2001."

   We are not aware of any non-public information of Normandy, of which we became aware in the course of the due diligence referred to above, being information which: (i) is not set out or referred to in this document, in Normandy's target statement or being information which has not otherwise been made available publicly by Normandy; and (ii) is material to a decision by a Normandy shareholder whether or not to accept our offer. Subject to the foregoing and to the maximum extent permitted by law, we and our respective directors and officers disclaim all liability for information concerning Normandy included in this document.

  GENERAL DESCRIPTION OF NORMANDY'S OPERATIONS

   Normandy is a gold company with extensive production and exploration interests. Normandy has operations in Australia, the United States, New Zealand, Turkey, Chile, Brazil and Canada. Normandy is also a producer of zinc concentrate (from Golden Grove), cobalt (from Kasese) and magnesium (from Australian Magnesium Corporation Limited). A detailed description of Normandy's operations and investments has been included in "The Companies--Business of New Newmont" on page 71.

   GOLD OPERATIONS. During the financial year ended June 30, 2001, Normandy had attributable gold production of 2.2 million ounces. In addition to its directly owned gold assets, Normandy has major interests in two ASX listed gold companies, Normandy NFM Limited (87.5%) and Normandy Mt. Leyshon Limited (13.7%).

   In May 2001, Normandy acquired 100% ownership of the Midas gold mine and 105 square kilometers of highly prospective adjoining tenements. This transaction positions Normandy in the Carlin Trend of northern Nevada, in the United States. A strategic alliance with TVX Gold Inc. in May 1999 formed TVX Normandy Americas (Normandy 49.9%), delivering attributable gold production to Normandy of approximately 250,000 ounces from five mines in North and South America.

                                   AUSTRALIA
                                   ---------

   KALGOORLIE OPERATIONS (50%). The Kalgoorlie operations comprise the Super Pit and Mt. Charlotte underground mine at Kalgoorlie-Boulder, 600 km east of Perth in the Eastern Goldfields.

   BODDINGTON MINE (44.4%). Boddington, a large-scale open pit mining operation, is located 120 km southeast of Perth.

   YANDAL OPERATIONS (100%). Yandal operations comprise the Bronzewing, Jundee and Wiluna mines, situated in the prospective Yandal Goldfield of Western Australia.

   TANAMI OPERATIONS (87.5%). The Tanami operations comprise The Granites, located approximately 550 km by road northwest of Alice Springs, and Dead Bullock Soak, about 40 km west of The Granites, and are owned by Normandy NFM Limited, a publicly listed, 87.5% owned, subsidiary of Normandy. Dead Bullock Soak operations comprise Callie underground and Villa, Triumph Hill and Colliwobble open pits. The Tanami operations include the Goldrush deposit. Ore from this deposit will be processed at the Tanami plant (owned by Otter Gold Mining Limited and Newmont) under a lease arrangement. Mining of this deposit commenced in mid-September 2001 and gold production will commence in mid-December 2001.

   MT. LEYSHON (13.7%). The Mt. Leyshon mine, 24 km south of Charters Towers, Queensland, is owned by Normandy Mt. Leyshon Limited, a publicly listed, 13.7% owned subsidiary of Normandy. This large-scale open pit ceased mining operations in February 2001. A comprehensive mine closure and rehabilitation plan covering remaining operations, closure, rehabilitation, decommissioning and post-closure monitoring has been implemented.

   PAJINGO OPERATIONS (50%). The Vera-Nancy mine, on the Pajingo Joint Venture tenements, is located 50 km southeast of Charters Towers in North Queensland.

                                 UNITED STATES
                                 -------------

   MIDAS MINE (100%). The Midas mine is approximately 100 km northwest of the regional center of Winnemucca in northern Nevada. Normandy acquired its 100% interest in the mine and 105 square kilometers of adjoining tenements in May 2001.

                                  NEW ZEALAND
                                  -----------

   MARTHA MINE (67.06%). The Martha gold mine is located within the town of Waihi.

                                    TURKEY
                                    ------

   OVACIK (100%). Construction of the Ovacik gold mine in Turkey was completed in December 1997. Commencement of production was delayed. Production has now commenced with the first gold produced in May 2001. The mine is the subject of regulatory action which could result its closure.

   TVX NORMANDY AMERICAS. Normandy formed a strategic alliance with Canadian-based TVX Gold Inc., creating a new company, TVX Normandy Americas (owned 49.9% by Normandy and 50.1% by TVX Gold Inc.). The principal assets of the company are five operating gold mines in the Americas, as follows:

  .  Crixas (Brazil, 50%),

  .  Paracatu (Brazil, 49%),

  .  La Coipa (Chile, 50%),

  .  New Britannia (Canada, 50%), and

  .  Musselwhite (Canada, 32%).

   ADDITIONAL GOLD PROJECTS. Normandy is also engaged in the following gold projects:

      . YAMFO-SEFWI (90%). Yamfo-Sefwi is a new gold belt in western Ghana, with Normandy holding licenses covering 95 strike km.

      . PERAMA (80%). The Perama gold deposit is located 25 km northwest of Alexandroupolis in northeastern Greece. Normandy and its joint venture partners hold a strong tenement position covering about 450 square kilometers. The area is considered prospective for the occurrence of gold deposits.

      . MASTRA (100%). The Mastra gold deposit is located in the Black Sea region of northeastern Turkey.

   NON-GOLD METALS OPERATIONS. Normandy is also a base metals producer. Production from the Golden Grove operations in Western Australia for the financial year ended June 30, 2001 totaled 182,655 tons zinc concentrate and 52,807 tons copper concentrate, plus significant lead and silver. Normandy also has an effective 53.9% interest in the Kasese cobalt project, located in western Uganda.

  . GOLDEN GROVE OPERATIONS (100%). Golden Grove operations are located in Western Australia, 230 km east of the port of Geraldton and 50 km southeast of Yalgoo, and comprise the Scuddles mine and treatment plant, the Gossan Hill mine and exploration tenements covering the 35 kilometer-long host horizon, a sequence of acid-volcanogenic rocks of Archaean age.

  . KASESE COBALT (BANFF RESOURCES 63%). Banff Resources Limited, a company listed on the Canadian Venture Exchange, has a 63% interest in the Kasese cobalt project in Uganda, Africa. Normandy presently holds a controlling 86% interest in Banff Resources.

   AUSTRALIAN MAGNESIUM CORPORATION LIMITED. Normandy currently has a 22.8% interest in Australian Magnesium Corporation Limited, one of the world's largest integrated magnesia and magnesium companies. Major activities of Australian Magnesium Corporation Limited are QMag, Enviromag and the development of a A$1.6 billion Stanwell Magnesium Project.

   Australian Magnesium Corporation Limited is an Australian publicly listed company based in Brisbane which developed and is now seeking to commercialize the Australian Magnesium process technology to produce magnesium metal. The AM process is expected to produce magnesium metal at the lowest cost in the world. This is done through a number of chemical processes. The process aims to minimize all effluents and, where possible, recycle them for other purposes.

   Following development of the technology of the AM process, Australian Magnesium Corporation Limited entered into an agreement in January 1997 with Ford Motor Company of America, Commonwealth Scientific and Industrial Research Organisation and Fluor Daniel Pty Ltd to construct a 1,500 tpa demonstration plant and to complete a full feasibility study. The viability of the AM process was confirmed following successful production of magnesium metal ingots from the operational demonstration plant in August 1999. In March 2000, Australian Magnesium Corporation Limited announced a positive feasibility recommendation for the proposed commercial plant, located at Stanwell, near Rockhampton in Queensland. Australian Magnesium Corporation Limited has also committed to selling 45,000 tpa of magnesium alloy to Ford under a long-term contract.

  . RESOURCE. In January 1997, Australian Magnesium Corporation Limited acquired the freehold title to an area within the Kunwarara magnesite deposit to source sufficient magnesite to run the commercial plant at its planned initial capacity. The Kunwarara magnesite deposit which covers an area of 63 square kilometers, is located 70 km and 160 km northwest of Rockhampton and Gladstone, respectively.

  . QMAG. Australian Magnesium Corporation Limited produces a range of dead-burned and electrofused magnesia products sold to the world's refractory industry as a raw material for high-quality basic refractory bricks.

   RECENT DEVELOPMENTS

   In May 2001, Normandy acquired 100% ownership in the Midas gold mine and 105 square kilometers of highly prospective adjoining tenements. This transaction positions Normandy in the prolific gold-producing Carlin Trend of northern Nevada in the United States.

   On June 5, 2001, Australian Magnesium Corporation Limited announced the finalization of a A$932 million underwritten debt financing for the development of its Stanwell Magnesium Project.

   On July 20, 2001, Australian Magnesium Corporation Limited announced that it had withdrawn the A$680 million equity offering to complete funding development for its Stanwell Magnesium Project.

   On August 14, 2001, Normandy Mt Leyshon Limited announced that, due to the scheduled closure of the Mt Leyshon mine in February 2002, the directors of Normandy Mt Leyshon Limited had proposed a cash distribution of A$0.33 per share and a restructuring of the company as an alternative to orderly liquidation. The new company would have a specific strategic focus on exploration and would hold tenements in the Mt Leyshon district as well as a portfolio of exploration properties, including tenements in the Musgrave region of Western Australia and in the Kidston, Agate Creek and Cloncurry regions of Queensland, Australia. As part of the transfer of the tenement package, Normandy would be issued with shares representing 12% of the new company. In the announcement of August 14, 2001, Normandy Mt. Leyshon Limited stated that if these proposals are not approved by its shareholders, Normandy Mt Leyshon Limited intends to make an interim distribution of A$0.25 per share with the prospect of a final distribution of between A$0.10 and A$0.15 per share.

   On September 5, 2001, AngloGold announced its intention to offer to acquire all the outstanding Normandy shares for 2.15 AngloGold shares in exchange for every 100 Normandy shares. On that same day, Normandy responded to AngloGold's offer by announcing that it had appointed Macquarie Bank to assist Normandy's board of directors in assessing AngloGold's offer and in preparing a formal recommendation to Normandy shareholders and Normandy ADS holders with respect to AngloGold's offer.

   On September 27, 2001, Australian Magnesium Corporation Limited announced that, due to unstable conditions in equity and capital markets, it is reviewing the timing of its equity raising to fund the development of the Stanwell Magnesium Project.

   On September 28, 2001, Normandy published its annual shareholder report including audited consolidated financial statements for the financial year ended June 30, 2001. Excerpts from the annual shareholder report are included in Appendix D to this proxy statement/prospectus.

   On October 11, 2001, Normandy NFM Limited announced its intention to launch an offer for Otter Gold Mines Limited, whereby 1.9 Normandy NFM Limited shares will be offered for every 100 Otter shares. Normandy NFM Limited also agreed on that date to purchase 7,798,000 Otter shares (9.9% of the outstanding Otter shares) from the Guiness Peat Group at the same exchange ratio being offered to other Otter shareholders. Otter's primary assets are a 60% interest in the Tanami Joint Venture (the other 40% is held by AngloGold), owner of the Tanami mill, significant exploration properties held 100% in the Tanami region of Central Australia and a 33% interest in the Waihi Operations in New Zealand, held through Martha Hill and Union Hill joint ventures, the remaining 67% interest in which is held by Normandy. According to publicly available information published by Normandy NFM Limited, as at October 9, 2001, Normandy is the largest shareholder of Normandy NFM Limited with an 87.45% interest.

   On October 15, 2001, Australian Magnesium Corporation Limited announced revised arrangements for a capital raising of up to A$525 million for the development of the Stanwell Magnesium Project. On the same date, Normandy announced that, as part of and conditional on these capital raising plans, it has agreed to subscribe for A$100 million of shares in Australian Magnesium Corporation Limited between October 31, 2002 and

January 31, 2003 and that it has increased its loan facilities available to Australian Magnesium Corporation Limited by A$10.6 million to fund expenses of the Stanwell Magnesium Project until completion of the capital raising.

   On October 25, 2001, Normandy published its first quarter report to shareholders including unaudited condensed financial information for the three months ended September 30, 2001.

   On November 14, 2000, Normandy, Newmont and Franco-Nevada announced that Newmont intended to make a recommended offer of 0.0385 shares of Newmont common stock for each Normandy share. In addition, Newmont offered to pay A$0.05 per Normandy share in cash if the Newmont offer was accepted by holders of at least 90% of the Normandy shares. Newmont also agreed to acquire Franco-Nevada in a stock-for-stock transaction, in which Franco-Nevada common shareholders will receive 0.8 a share of Newmont common stock (or exchangeable shares, exchangeable for Newmont common stock) for each share of Franco-Nevada common stock pursuant to a Canadian plan of arrangement.

   On November 19, 2001, Normandy published its response document in which the Normandy board of directors recommended that holders of Normandy shares and Normandy ADSs not accept AngloGold's previous offer to acquire all of the outstanding Normandy shares for 2.15 AngloGold shares in exchange for every 100 Normandy shares. The board of directors of Normandy has not yet made a recommendation to the Normandy shareholders and Normandy ADS holders regarding the revised terms of the AngloGold offer.

   On November 19, 2001, Australian Magnesium Corporation Limited announced that it had closed its previously announced A$500 million public offer capital raising and would accept $25 million in oversubscriptions.

   On November 22, 2001, Normandy Mt. Leyshon Limited announced that the restructure of the company had been completed. The company changed its name to Leyshon Resources Limited and will operate with a new board and management and with an initial focus on exploration of tenements acquired from Normandy.

   On November 23, 2001, Australian Magnesium Corporation Limited confirmed that it had completed the allotment of 660,258,713 Distribution Entitled Securities on November 22, 2001.

   On November 28, 2001, AngloGold raised its offer for the Normandy shares to
2.15 AngloGold shares for every 100 Normandy shares, plus A$0.20 per share.

   On December 6, 2001, Normandy NFM Limited announced that it had lodged its offer document regarding the Otter Gold Mines takeover offer with the NZSE and ASX.

   On December 6, 2001, AngloGold withdrew arrangements to pay higher fees to brokers who solicit acceptances to its offer in light of Newmont's application for a restraining order.

   On December 9, 2001, Newmont increased the cash component of its November 14, 2001 offer to A$0.40 per ordinary share of Normandy and removed the condition that Newmont pay the cash component only if its offer was accepted by holders of at least 90% of the Normandy shares.

   On December 12, 2001, the Australian Takeovers Panel refused AngloGold's application to block our offer for Normandy.

   On December 13, 2001 AngloGold announced that it will appeal a ruling by Australia's Takeovers Panel. On December 20, 2001, the Takeovers Panel declined AngloGold's appeal.

  ADDITIONAL INFORMATION

   Normandy had 2,613 employees at the end of the 2001 financial year. Normandy's headquarters are located at 100 Hutt Street, Adelaide, 5000, South Australia, Australia, its telephone number is +61-8303-1700 and its website is HTTP:/WWW.NORMANDY.COM.AU. Additional information on Normandy is included in documents filed with the Ontario Securities Commission. See "Where You Can Find More Information" on page 131.

BUSINESS OF FRANCO-NEVADA

   Franco-Nevada was originally incorporated under the Canada Business Corporations Act on October 5, 1982. It amalgamated by plan of arrangement with Euro-Nevada Mining Corporation Limited effective September 20, 1999 and its incorporating documents are articles of arrangement dated September 20, 1999. The primary business of Franco-Nevada is the acquisition of:

  . direct interests in mineral properties and, when appropriate, developing those properties;

  . royalty interests in producing precious metals mines and precious metals properties in the development or advanced exploration stage;

  . direct interests in mineral properties with a view to exploring and selling, leasing or joint venturing the properties to established mine operators and retaining royalty interests; and

  . indirect interests in mineral deposits through strategic interests in companies that own interests in mineral deposits.

   Franco-Nevada has a portfolio of royalty interests covering producing and non-producing mineral properties located in the United States, Canada, Australia, South Africa, Indonesia and various Latin American countries. A detailed description of Franco-Nevada's royalty interests and investments is included in "The Companies--Business of New Newmont" on page 71.

   Franco-Nevada has a portfolio of oil and gas interests in Alberta, Saskatchewan, Manitoba and the Canadian Arctic and also has various direct and indirect interests in resource properties located in Nevada, Ontario, Saskatchewan, Central and South America, the Dominican Republic, Australia, Indonesia, and South Africa.

   Franco-Nevada currently has 25 employees in total: 14 in Canada, and 11 in the United States.

   RECENT TRANSACTIONS

   On September 20, 1999, Franco-Nevada and Euro-Nevada Mining Corporation Limited merged. The name of the amalgamated corporation is Franco-Nevada Mining Corporation Limited. The merger of Franco-Nevada and Euro-Nevada was accounted for as a pooling of interests. Euro-Nevada shareholders received 0.77 Franco-Nevada shares for each Euro-Nevada share. At the time of the merger, Franco-Nevada and Euro-Nevada were two of only four public companies in North America actively pursuing NSRs and NPIs in mineral properties. Franco-Nevada and Euro-Nevada shared four executive officers and three directors who collectively owned 9% and 10% of the common shares of the two companies, respectively. Management now owns 10% of Franco-Nevada.

   During fiscal year 2001, Franco-Nevada:

  . tendered its 9,576,173 Inco Limited Class VBN Shares to Inco Limited in exchange for 4,309,277 warrants of Inco and cash proceeds of C$72 million per VBN share. Each warrant plus $30 is exchangeable for an Inco common share; and

  . sold its 2.5% interest in San Juan Basin Royalty Trust, an oil and gas royalty trust listed on the NYSE. Franco-Nevada held 2,000,000 units.

   NORMANDY TRANSACTION

   On April 2, 2001, Franco-Nevada announced that it had entered into an agreement with Normandy. On May 30, 2001, the transaction pursuant to this agreement was completed. Under the terms of the agreement, Franco-Nevada transferred to Normandy 100% ownership of its Ken Snyder Mine and Midas exploration properties in Nevada and its Australian interests as well as subscribe for $48 million in Normandy shares. In return, Franco-Nevada received
446.1 million new Normandy shares representing a 19.99% interest (currently 19.79%, calculated on a fully diluted basis) in Normandy, calculated on a fully diluted basis. Franco-Nevada also retained a minimum 5% net smelter return royalty on the Ken Snyder Mine and Midas exploration properties which escalates at gold prices over $300 per ounce to a maximum 10% net smelter return royalty at gold prices over US$400 per ounce. Both companies granted each other preferential rights on future asset transactions.

   ADDITIONAL INFORMATION

   Franco-Nevada's common shares are listed on the TSE under the symbol "FN", its class A warrants are listed on the TSE under the symbol "FN.WT" and its Class B warrants are listed on the CDNX under the symbol "YFN.WT.B".

   Franco-Nevada's principal executive offices are located at Suite 1900, 20 Eglington Avenue West, Toronto, Ontario, Canada M4R 1K8. Franco-Nevada's telephone number is (416) 480-6480, and its website is http://www.franco-nevada.com. Additional information concerning Franco-Nevada is included in documents filed by Franco-Nevada with various Canadian authorities. See "Where You Can Find More Information" on page 131.

                        MARKET PRICE AND DIVIDEND DATA

   Newmont common stock is listed on the NYSE under the symbol "NEM", Normandy ordinary shares are listed on the ASX under the symbol "NDY", Normandy ADRs are listed on the TSE under the symbol "NDY", and Franco-Nevada's common shares are listed in the TSE under the symbol "FN". The following table shows, for the calendar quarters indicated, based on published financial sources, the high and low last reported closing prices per share of each company's security as reported and the per share cash dividends declared for such securities.

                                   NEWMONT                     NORMANDY
                                COMMON STOCK                ORDINARY SHARES
                        ----------------------------- ---------------------------
CALENDAR YEAR             HIGH       LOW    DIVIDENDS  HIGH   LOW     DIVIDENDS
-------------           --------- --------- --------- ------ ------ -------------
1999:
First quarter..........  US$21.25  US$16.63  US$0.03  A$1.55 A$1.26       A$0.025
Second quarter.........     26.44     16.63     0.03    1.51   0.96 (50% franked)
Third quarter..........     30.00     16.38     0.03    1.40   0.99         0.035
Fourth quarter.........     30.06     20.38     0.03    1.41   1.03 (50% franked)

2000:
First quarter..........     25.94     19.13     0.03    1.11   0.84         0.025
Second quarter.........     23.38     20.88     0.03    0.94   0.83 (42% franked)
Third quarter..........     21.69     16.38     0.03    1.10   0.89         0.035
Fourth quarter.........     18.25     12.75     0.03    1.03   0.89 (44% franked)

2001:
First quarter..........     18.85     14.09     0.03    0.99   0.88         0.025
Second quarter.........     24.05     15.38     0.03    1.24   0.88 (44% franked)
Third quarter..........     23.90     18.24     0.03    1.38   1.04   (cancelled)
Fourth quarter (through
  December 21, 2001)...     25.23     18.80     0.03    1.86   1.30

                                  NORMANDY                FRANCO-NEVADA
                                    ADRS                  COMMON SHARES
  -                       ------------------------- -------------------------
  CALENDAR YEAR            HIGH     LOW   DIVIDENDS  HIGH     LOW   DIVIDENDS
  -------------           ------- ------- --------- ------- ------- ---------
  1999:
  First quarter.......... C$14.75 C$11.75 US$0.1323 C$31.00 C$23.05  C$0.21
  Second quarter.........   14.25   10.00        --   29.95   21.50      --
  Third quarter..........   14.20   10.00    0.1945   35.75   19.75      --
  Fourth quarter.........   14.00   10.00        --   32.75   22.15      --

  2000:
  First quarter..........   10.75    7.25    0.1276   23.20   13.40    0.30
  Second quarter.........    8.50    7.00        --   20.50   14.20      --
  Third quarter..........    9.25    7.90    0.1575   17.20   13.95      --
  Fourth quarter.........    8.80    7.25        --   18.70   12.40      --

  2001:
  First quarter..........    8.00    7.25    0.1029   19.30   15.25    0.35
  Second quarter.........   10.00    7.00        --   22.00   15.50      --
  Third quarter..........   10.93    8.40        --   23.05   19.01      --
  Fourth quarter (through
    December 21, 2001)...   14.66   10.00        --   25.10   20.26      --

   On December 7, 2001, which was the last trading day in the United States prior to our announcement of our intention to commence our offer for Normandy shares, the closing price of Newmont common stock was US$20.02 per share, the closing price of Normandy ordinary shares was A$1.69 per share, the closing price of Normandy ADRs was C$13.45 per share and the closing price of Franco-Nevada common shares was C$22.99 per share. On . , 2001, the most recent practicable date prior to the mailing of this document, the closing price of Newmont common stock was US$. per share, the closing price of Normandy ordinary shares was A$. per share, the closing price of Normandy ADRs was C$. per share and the closing price of Franco-Nevada common shares was C$. per share.

   We encourage you to obtain current market quotations for Newmont common stock, Normandy ordinary shares, Normandy ADRs and Franco-Nevada common shares.

   We intend to file an application with the NYSE to list on the exchange the shares of Newmont common stock that Normandy and Franco-Nevada shareholders receive in the transactions. We intend to file an application with the ASX to list on the exchange the Newmont CDIs that Normandy shareholders receive in the bid.

   On November 15, 2001, our board of directors declared a dividend on Newmont common stock of $0.03 per share, payable on December 21, 2001 to holders of record on December 10, 2001.

   In the arrangement agreement, we agreed that, until the plan of arrangement was completed or the arrangement agreement was terminated, we would not make, declare or pay any dividends or distributions on any share of Newmont common stock, except for regular quarterly dividends of $0.03 per share.

   In the arrangement agreement, Franco-Nevada agreed that, until the plan of arrangement is completed or the arrangement agreement is terminated, Franco-Nevada would not make, declare or pay any dividends or distributions on Franco-Nevada common shares.

                                  NEW NEWMONT

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

   The following unaudited pro forma financial information has been prepared to assist you in your analysis of the financial effects of the acquisition of (a) Normandy Mining Limited ("Normandy") only and (b) the acquisition of Normandy and the merger of Franco-Nevada Mining Corporation Limited ("Franco-Nevada") (collectively the "Transactions"). This information was derived for each of the respective companies as follows:

   . Newmont information was derived from its unaudited financial statements as of and for the nine-month period ended September 30, 2001 and its audited financial statements as of and for the twelve-month period ended December 31, 2000. Newmont's historical information was prepared using accounting principles generally accepted in the United States ("US GAAP") and in United States Dollars ("US$").

   . Normandy's information was compiled solely from unaudited publicly available information for the same periods as Newmont's, as described above. It should be noted, however, that Normandy has declined to assist in gathering this information and has not provided Newmont access to Normandy's detailed accounting records, nor has Normandy assisted in preparing reconciliations to US GAAP. Normandy's historical financial data is presented in accordance with accounting principles generally accepted in Australia ("Australian GAAP"), which differs in certain significant respects from US GAAP. These differences as they relate to Normandy cannot be fully quantified due to the limited disclosures provided in publicly available financial information. Pursuant to Rule 409 promulgated under the Securities Act of 1933, on December 17, 2001, we requested that Normandy and its independent public accountants provide to us all material information required to be included in our offer document or required to make statements made in the document not misleading. On December 11, 2001, we requested that Normandy's independent public accountants consent in a customary manner to the inclusion of its audit reports with respect to the financial statements of Normandy included in our proxy statement/prospectus. On December 14, 2001, Normandy's independent public accountants responded in writing to our December 11, 2001 letter stating that they were reluctant to give consent for the inclusion of its audit report where consent has not been given for the financial statements themselves, and believed it was appropriate that its consent be given concurrently with Normandy's consent. On December 19, 2001, Normandy, on its own behalf and on behalf of its accountants, responded in writing to our December 17, 2001 letter and stated that it was not appropriate for Normandy to bear any burden as to what the offer document should contain and whether or not that document was misleading. Normandy further stated that if there were specifics which Newmont wished to refer to Normandy for review and comment, Normandy would consider whether it could be of assistance and to what extent, on a case by case basis. In addition, Normandy stated that its accountants were not in a position to provide assistance to us, that work on US GAAP reconciliation of its financial statements had not been completed to Normandy's satisfaction and that Normandy had not yet determined whether it would allow US GAAP reconciliation of its financial statements to be made public at this time. As a result, we have had to rely on our best estimates in presenting these reconciliations to US GAAP of figures prepared in accordance with Australian GAAP and Australian Dollars ("A$"). Errors in such estimates may be material.

   . Franco-Nevada's information was derived from its unaudited financial statements as of September 30, 2001 by combining its results of operations for the six-month period ended September 30, 2001 with the three month period ended March 31, 2001 and from its audited financial statements for the twelve-month period ended March 31, 2001. Franco-Nevada's historical information was prepared using accounting principles generally accepted in Canada ("Canadian GAAP") and Canadian Dollars ("C$").

   . Exchange rates used to convert information as of September 30, 2001, and for the nine-month period ended September 30, 2001, for the twelve-month period ended December 31, 2000 and for the twelve-month period ended March 31, 2001 were:

                                                A$ TO US$       C$ TO US$
                                             --------------- ---------------
    As of September 30, 2001:............... A$2.028 to US$1 C$1.579 to US$1
    Average rate for the nine-month period
      ended September 30, 2001.............. A$1.929 to US$1 C$1.538 to US$1
    Average rate for the twelve-month period
      ended December 31, 2000............... A$1.727 to US$1       --
    Average rate for the twelve-month period
      ended March 31, 2001..................       --        C$1.503 to US$1

   The information prepared is only a summary and should be read in conjunction with the historical financial statements and related notes contained in the annual reports and other information that Newmont, Normandy and Franco-Nevada have filed with the Securities and Exchange Commission, the Australian Stock Exchange Limited and various securities commissions and similar authorities in Canada, respectively. Certain of this information has been included in exhibits to the Form S-4 in which the Unaudited Pro Forma Combined Condensed Financial Information is included.

   Several factors should be considered when comparing the historical financial information of Newmont, Normandy and Franco-Nevada to the Unaudited Pro Forma Combined Condensed Financial Information, including the following:

   . The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the Transactions as if they had occurred on September 30, 2001. The Unaudited Pro Forma Combined Condensed Statement of Operations for the nine-month period ended September 30, 2001 and the twelve-month period ended December 31, 2000 gives effect to the Transactions as if they had occurred on January 1, 2000.

   . Normandy's fiscal year end is on June 30 and Franco-Nevada's fiscal year end is on March 31. Newmont's fiscal year end is on December 31. The combined company will utilize December 31 as its fiscal year end. Due to the limited and summarized nature of publicly available information associated with Normandy for the periods presented in the Unaudited Pro Forma Combined Condensed Financial Information, the information presented is in a condensed format. Newmont has converted the unaudited Normandy financial information to US GAAP by estimating the impact of known differences between Australian GAAP and US GAAP, without the cooperation of Normandy management. For this reason, the US GAAP reconciliation does not necessarily incorporate all adjustments that might be necessary to accurately reflect Normandy on a US GAAP basis. The financial information presented by Franco-Nevada for the nine-month period ended September 30, 2001 has been compiled by the management of Franco-Nevada, although there is no historic publicly available information that portrays the results of operations for the nine-month period ended September 30, 2001. Results of Franco-Nevada for the three-month period ended March 31, 2001 are included in both the nine-month and the twelve-month Unaudited Pro Forma Combined Condensed Statements of Operations.

   . The Unaudited Pro Forma Combined Condensed Financial Information has been prepared to present all companies on a US GAAP basis. The accounting policies of Normandy and Franco-Nevada are believed to be in line with those of Newmont in all material respects, except for differences in each company's respective generally accepted accounting principles basis. Newmont management will continue to evaluate differences in accounting policies in more detail prior to the completion of the Transactions.

   . Certain line items presented, as reported by Normandy and Franco-Nevada on their historical statements of operations and balance sheets have been presented to conform to the method of presentation utilized by Newmont.

   . Expected annual savings resulting from operating synergies have not been reflected as adjustments to the historical data. The cost savings are expected to result from the consolidation of the corporate headquarters of Newmont, Normandy and Franco-Nevada, elimination of duplicate staff and expenses, rationalization of exploration spending, operating savings, interest and taxes, all of which are estimated to be $70 million to $80 million after tax during the first full year of combined operations.

   The Unaudited Pro Forma Combined Condensed Financial Information is for illustrative purposes only. If the Transactions had occurred in the past, the combined company's financial position and operating results likely would have been different from that presented in the Unaudited Pro Forma Combined Condensed Balance Sheet and the Unaudited Pro Forma Combined Condensed Statement of Operations. Due to the nature of pro forma information, it may not give a true picture of the combined company's financial position and results of operations. Newmont believes that the Unaudited Pro Forma Combined Condensed Financial Information may not be indicative of the future financial performance of the combined companies.

   In addition, the purchase price allocation is preliminary and will be finalized following the closing of the Transactions based on the actual fair value of current assets, current liabilities, indebtedness, reclamation and remediation liabilities, derivative instruments, marketable securities, a more extensive analysis of the fair value of mining and royalty interests acquired and identifiable intangible assets, the final number of shares issued for Normandy's and Franco-Nevada's outstanding shares and stock options and Franco-Nevada's warrants that are outstanding at closing. We are continuing to evaluate all of these items; accordingly, the final purchase prices are expected to differ in material respects from that presented in the Unaudited Pro Forma Combined Condensed Balance Sheet. The Unaudited Pro Forma Combined Condensed Financial Information should not be relied on as an indication of the financial position or operating results that the combined company would have achieved if the Transactions had occurred in the past. The Unaudited Pro Forma Combined Condensed Financial Information should also not be relied on as an indication of future results that Newmont will achieve after the Transaction.

   ACQUISITIONS OF NORMANDY AND FRANCO-NEVADA

   The following pro forma financial statements are estimates of the Unaudited Pro Forma Combined Condensed Financial Information of Newmont as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the twelve-month period ended December 31, 2000, assuming the purchase of (a) Normandy and (b) Normandy and Franco-Nevada. Two sets of Unaudited Pro Forma Balance Sheets and Unaudited Pro Forma Results of Operations are presented in the Unaudited Pro Forma Combined Condensed Financial Information:

   . The first set displays the transactions as if 100% of Normandy is acquired, and then 100% of Franco-Nevada is acquired.

   . The second set displays the transaction as if only 50.1% of Normandy is acquired, and then 100% of Franco-Nevada is acquired.

      NEWMONT ACQUISITION OF 100% OF NORMANDY MINING LIMITED AND 100% OF
                   FRANCO-NEVADA MINING CORPORATION LIMITED

 UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 2001
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                       NORMANDY   NORMANDY                               NEWMONT
                                             NEWMONT     A $        US $     NORMANDY      NORMANDY        AND
                                              US $    AUSTRALIAN AUSTRALIAN   US GAAP     ACQUISITION    NORMANDY
                                             US GAAP     GAAP       GAAP    ADJUSTMENTS   ADJUSTMENTS    COMBINED
                                             -------- ---------- ---------- -----------   -----------    --------
ASSETS:
   Cash and short-term investments.......... $   97.8  $  430.7   $  213.0    $(19.6)(2a)  $     --      $  291.2
   Accounts receivable......................     26.4     109.2       54.0        --             --          80.4
   Inventories..............................    327.8     188.0       93.0     (20.7)(2a)        --         419.7
                                                                                19.6 (2a)
   Other current assets.....................    139.0     142.1       70.3        --             --         209.3
                                             --------  --------   --------    ------       --------      --------
    Current assets..........................    591.0     870.0      430.3     (20.7)            --       1,000.6
   Property, plant and equipment, net.......  2,261.6   2,267.9    1,121.7        --          450.2 (3a)  3,833.5
   Purchased undeveloped mineral interests..       --        --         --        --          905.5 (3a)    905.5
   Capitalized exploration costs............       --     160.6       79.4     (79.4)(2b)        --            --
   Land and lease rights....................       --        --         --        --           28.0 (3a)     28.0
   Investments in marketable securities.....       --        --         --        --             --            --
   Equity investments.......................    541.5     263.9      130.5        --             --         672.0
   Intangible assets........................       --        --         --        --            5.0 (3a)      5.0
   Goodwill.................................       --        --         --      21.4 (2d)     984.7 (3a)  1,006.1
   Other long-term assets...................    583.1     395.5      195.7     (21.4)(2d)      23.0 (3a)    914.4
                                                                               134.0 (2f)
                                             --------  --------   --------    ------       --------      --------
      Total assets.......................... $3,977.2  $3,957.9   $1,957.6    $ 33.9       $2,396.4      $8,365.1
                                             ========  ========   ========    ======       ========      ========

                                                                                              NEWMONT,
                                             FRANCO-  FRANCO-                                 NORMANDY
                                              NEVADA   NEVADA    FRANCO-                        AND
                                               C $      US $     NEVADA      FRANCO-NEVADA    FRANCO-
                                             CANADIAN CANADIAN   US GAAP      ACQUISITION      NEVADA
                                               GAAP     GAAP   ADJUSTMENTS    ADJUSTMENTS     COMBINED
                                             -------- -------- -----------   -------------    ---------
ASSETS:
   Cash and short-term investments.......... $  864.1 $  547.2   $   --        $  (368.5)(5a) $   469.9
   Accounts receivable......................     22.3     14.1       --               --           94.5
   Inventories..............................     44.2     28.0       --               --          447.7
   Other current assets.....................      4.8      3.1       --               --          212.4
                                             -------- --------   ------        ---------      ---------
    Current assets..........................    935.4    592.4       --           (368.5)       1,224.5
   Property, plant and equipment, net.......    188.3    119.3     (9.5)(4c)       298.3 (5a)   4,241.6
   Purchased undeveloped mineral interests..       --       --       --               --          905.5
   Capitalized exploration costs............       --       --       --               --             --
   Land and lease rights....................       --       --       --               --           28.0
   Investments in marketable securities.....    134.3     85.1    19.9 (4b)           --          105.0
   Equity investments.......................    349.1    221.1       --           (221.1)(5e)     672.0
   Intangible assets........................       --       --       --               --            5.0
   Goodwill.................................       --       --       --          1,246.5 (5a)   2,252.6
   Other long-term assets...................       --       --       --               --          914.4
                                             -------- --------   ------        ---------      ---------
      Total assets.......................... $1,607.1 $1,017.9   $ 10.4        $   955.2      $10,348.6
                                             ======== ========   ======        =========      =========

            NEWMONT ACQUISITION OF 100% OF NORMANDY MINING LIMITED
             AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           AS OF SEPTEMBER 30, 2001
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                                 NORMANDY   NORMANDY                                NEWMONT
                                                      NEWMONT      A $        US $     NORMANDY       NORMANDY        AND
                                                      US $ US   AUSTRALIAN AUSTRALIAN   US GAAP      ACQUISITION    NORMANDY
                                                       GAAP        GAAP       GAAP    ADJUSTMENTS    ADJUSTMENTS    COMBINED
                                                      --------  ---------- ---------- -----------    -----------    --------
LIABILITIES:
   Current portion of long-term debt................. $  189.2   $  116.5   $   57.6    $    --       $     --      $  246.8
   Accounts payable..................................     72.4      276.4      136.7         --           60.0(3a)     269.1
   Other current liabilities.........................    194.5      229.5      113.5         --             --         308.0
                                                      --------   --------   --------    -------       --------      --------
    Current liabilities..............................    456.1      622.4      307.8         --           60.0         823.9
   Long-term debt....................................  1,092.3    1,242.6      614.6         --          114.6(3a)   2,190.0
                                                                                                         368.5(3a)
   Deferred revenue and derivatives liability........    191.0         --         --      347.0(2c)         --         538.0
   Other long-term liabilities.......................    547.7      656.2      324.6         --          439.4(3a)   1,351.5
                                                                                                          39.8(3a)
                                                      --------   --------   --------    -------       --------      --------
      Total liabilities..............................  2,287.1    2,521.2    1,247.0      347.0        1,022.3       4,903.4
Minority interest in affiliates......................    230.5      169.6       83.9         --             --         314.4
STOCKHOLDERS' EQUITY:
   Preferred stock...................................     11.5         --         --         --             --          11.5
   Common stock......................................    313.8    1,593.9      788.3         --          899.4(3b)   2,001.5
   Treasury stock....................................     (0.3)        --         --         --             --          (0.3)
   Additional paid-in capital........................  1,460.6         --         --         --             --       1,460.6
   Retained earnings (deficit).......................   (311.5)    (399.4)    (197.5)     (70.1)(2g)     267.6(3b)    (311.5)
   Accumulated other comprehensive income (loss).....    (14.5)        --         --     (243.0)(2c)     243.0(3a)     (14.5)
   Reserves..........................................       --       72.6       35.9         --          (35.9)(3b)       --
                                                      --------   --------   --------    -------       --------      --------
      Total stockholders' equity.....................  1,459.6    1,267.1      626.7     (313.1)       1,374.1       3,147.3
                                                      --------   --------   --------    -------       --------      --------
      Total liabilities and stockholders' equity..... $3,977.2   $3,957.9   $1,957.6    $  33.9       $2,396.4      $8,365.1
                                                      ========   ========   ========    =======       ========      ========

                                                      FRANCO-  FRANCO-                                  NEWMONT,
                                                       NEVADA   NEVADA     FRANCO-                      NORMANDY
                                                        C $      US $      NEVADA      FRANCO-NEVADA   AND FRANCO-
                                                      CANADIAN CANADIAN    US GAAP      ACQUISITION      NEVADA
                                                        GAAP     GAAP    ADJUSTMENTS    ADJUSTMENTS     COMBINED
                                                      -------- --------  -----------   -------------   -----------
LIABILITIES:
   Current portion of long-term debt................. $     -- $     --    $   --             $--       $   246.8
   Accounts payable..................................      3.0      1.9        --            30.0(5a)       301.0
   Other current liabilities.........................       --       --        --              --           308.0
                                                      -------- --------    ------         -------       ---------
    Current liabilities..............................      3.0      1.9        --            30.0           855.8
   Long-term debt....................................       --       --                    (368.5)(5a)    1,821.5
   Deferred revenue and derivatives liability........       --       --        --              --           538.0
   Other long-term liabilities.......................     82.5     52.2      (0.9)(4f)       27.0(5a)     1,429.8
                                                      -------- --------    ------         -------       ---------
      Total liabilities..............................     85.5     54.1      (0.9)         (311.5)        4,645.1
Minority interest in affiliates......................       --       --        --              --           314.4
STOCKHOLDERS' EQUITY:
   Preferred stock...................................       --       --        --              --            11.5
   Common stock......................................  1,026.1    759.5       1.9(4d)     1,480.4(5b)     4,243.3
   Treasury stock....................................       --       --        --              --            (0.3)
   Additional paid-in capital........................       --       --        --              --         1,460.6
   Retained earnings (deficit).......................    421.5    299.0     (12.8)(4i)     (286.2)(5b)     (311.5)
   Accumulated other comprehensive income (loss).....     74.0    (94.7)     23.2(4b)        72.5(5b)       (14.5)
                                                                             (1.0)(4g)
   Reserves..........................................       --       --        --              --              --
                                                      -------- --------    ------         -------       ---------
      Total stockholders' equity.....................  1,521.6    963.8      11.3         1,266.7         5,389.1
                                                      -------- --------    ------         -------       ---------
      Total liabilities and stockholders' equity..... $1,607.1 $1,017.9    $ 10.4          $955.2       $10,348.6
                                                      ======== ========    ======         =======       =========

            NEWMONT ACQUISITION OF 100% OF NORMANDY MINING LIMITED
             AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED

    UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE
                     NINE MONTHS ENDED SEPTEMBER 30, 2001
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                                 NORMANDY   NORMANDY   NORMANDY                    NEWMONT
                                                      NEWMONT      A $        US $        US         NORMANDY        AND
                                                      US $ US   AUSTRALIAN AUSTRALIAN    GAAP       ACQUISITION    NORMANDY
                                                       GAAP        GAAP       GAAP    ADJUSTMENTS   ADJUSTMENTS    COMBINED
                                                      --------  ---------- ---------- -----------   -----------    ---------
Revenues............................................. $1,214.4  $ 1,177.2   $ 610.9      $  --        $  (0.5)(3g) $ 1,824.8
Operating, administrative, exploration and write-down
 of assets...........................................   (905.2)  (1,011.0)   (524.7)      18.9 (2b)      --         (1,411.0)
Depreciation, depletion and amortization.............   (218.8)    (233.2)   (121.0)        --          (97.6)(3c)    (437.4)
Interest, net of amounts capitalized.................    (62.6)     (74.3)    (38.6)      13.0 (2e)     (11.1)(3a)     (99.3)
Merger expenses......................................    (60.5)        --        --         --             --          (60.5)
Other................................................      1.8       19.3      10.0         --             --           11.8
                                                      --------  ---------   -------      -----        -------      ---------
   Profit before tax and minority interest...........    (30.9)    (122.0)    (63.4)      31.9         (109.2)        (171.6)
Income tax benefit (provision).......................      6.7      (21.3)    (11.1)      (9.6)(2h)      38.2(3d)       24.2
Minority interest in income of affiliates............    (44.4)     (38.6)    (20.0)        --             --          (64.4)
Equity income (loss) on impairments of affiliates....     23.2         --        --         --             --           23.2
                                                      --------  ---------   -------      -----        -------      ---------
   Net income (loss)................................. $  (45.4) $  (181.9)  $ (94.5)     $22.3        $ (71.0)     $  (188.6)
                                                      ========  =========   =======      =====        =======      =========
Preferred stock dividends............................     (5.6)                                                         (5.6)
                                                      --------                                                     ---------
   Net income (loss) applicable to common shares..... $  (51.0)                                                    $  (194.2)
                                                      ========                                                     =========
   Net income (loss) per common share, basic and
    diluted.......................................... $  (0.26)                                                    $   (0.69)
                                                      ========                                                     =========
   Basic and diluted weighted average common
    shares outstanding...............................    194.7                                           85.9 (3e)     280.6
                                                      ========                                        =======      =========

                                                                                                         NEWMONT,
                                                           FRANCO-  FRANCO-                              NORMANDY
                                                            NEVADA   NEVADA    FRANCO-       FRANCO-       AND
                                                             C $      US $     NEVADA        NEVADA      FRANCO-
                                                           CANADIAN CANADIAN   US GAAP     ACQUISITION    NEVADA
                                                             GAAP     GAAP   ADJUSTMENTS   ADJUSTMENTS   COMBINED
                                                           -------- -------- -----------   -----------   ---------
Revenues..................................................  $127.0   $ 82.5     $ 7.9 (4h)   $ (2.2)(5f) $ 1,913.0
Operating, administrative, exploration and write-down
 of assets................................................   (20.3)   (13.2)     (1.8)(4c)      2.2(5f)   (1,418.5)
                                                                                  5.3 (4c)
Depreciation, depletion and amortization..................    (7.8)    (5.1)      0.2 (4e)    (13.4)(5c)    (455.7)
Interest, net of amounts capitalized......................      --       --        --          11.1 (5a)     (88.2)
Merger expenses...........................................      --       --        --            --          (60.5)
Other.....................................................      --       --        --            --           11.8
                                                            ------   ------     -----        ------      ---------
   Profit before tax and minority interest................    98.9     64.2      11.6          (2.3)         (98.1)
Income tax benefit (provision)............................   (36.4)   (23.7)     (4.3)(4j)      0.8 (5d)      (3.0)
Minority interest in income of affiliates.................      --       --        --            --          (64.4)
Equity income (loss) on impairments of affiliates.........    11.2      7.3        --          (7.3)(5e)      23.2
                                                            ------   ------     -----        ------      ---------
   Net income (loss)......................................  $ 73.7   $ 47.8     $ 7.3        $ (8.8)     $  (142.3)
                                                            ======   ======     =====        ======      =========
Preferred stock dividends.................................                                                    (5.6)
                                                                                                         ---------
   Net income (loss) applicable to common shares..........                                               $  (147.9)
                                                                                                         =========
   Net income (loss) per common share, basic and diluted..                                               $   (0.38)
                                                                                                         =========
   Basic and diluted weighted average common shares
    outstanding...........................................                                    110.0 (5b)     390.6
                                                                                             ======      =========

            NEWMONT ACQUISITION OF 100% OF NORMANDY MINING LIMITED
             AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED

 UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000 (EXCEPT FRANCO-NEVADA IS FOR THE TWELVE MONTHS
                             ENDED MARCH 31, 2001)
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                               NORMANDY   NORMANDY                               NEWMONT
                                                    NEWMONT      A $        US $     NORMANDY      NORMANDY        AND
                                                    US $ US   AUSTRALIAN AUSTRALIAN   US GAAP     ACQUISITION    NORMANDY
                                                     GAAP        GAAP       GAAP    ADJUSTMENTS   ADJUSTMENTS    COMBINED
                                                   ---------  ---------- ---------- -----------   -----------    ---------
Revenues.......................................... $ 1,819.7  $ 1,503.1   $ 873.8     $   --        $  (0.7)(3g) $ 2,692.8
Operating, administrative, exploration and
 write-down of assets.............................  (1,299.6)  (1,533.9)   (891.7)     (17.7)(2b)        --       (2,209.0)
Depreciation, depletion and amortization..........    (359.5)    (214.2)   (124.5)        --         (130.0)(3c)    (614.0)
Interest, net of amounts capitalized..............     (94.6)     (91.1)    (53.0)      17.3(2e)      (14.8)(3a)    (145.1)
Merger expenses...................................     (49.1)        --        --         --             --          (49.1)
Other.............................................       2.9       24.8      14.4         --             --           17.3
                                                   ---------  ---------   -------     ------       --------      ---------
   Profit before tax and minority interest........      19.8     (311.3)   (181.0)      (0.4)        (145.5)        (307.1)
Income tax benefit (provision)....................      (1.2)     (24.8)    (26.8)       0.1(2h)       50.9(3d)       23.0
Minority interest in income of affiliates.........     (91.2)      49.9      29.0         --             --          (62.2)
Equity income (loss) on impairments of affiliates.      (9.9)        --        --         --             --           (9.9)
                                                   ---------  ---------   -------     ------       --------      ---------
   Net income (loss).............................. $   (82.5) $  (286.2)  $(178.8)    $ (0.3)       $ (94.6)     $  (356.2)
                                                   =========  =========   =======     ======       ========      =========
Preferred stock dividends.........................      (7.5)                                                         (7.5)
                                                   ---------                                                     ---------
   Net income (loss) applicable to common shares.. $   (90.0)                                                    $  (363.7)
                                                   =========                                                     =========
   Net income (loss) per common share, basic and
    diluted....................................... $   (0.47)                                                    $   (1.30)
                                                   =========                                                     =========
   Basic and diluted weighted average common
    shares outstanding............................     192.2                                           85.9(3e)      280.6
                                                   =========                                       ========      =========

                                                                                                          NEWMONT,
                                                           FRANCO-  FRANCO-                               NORMANDY
                                                            NEVADA   NEVADA    FRANCO-                      AND
                                                             C $      US $     NEVADA      FRANCO-NEVADA  FRANCO-
                                                           CANADIAN CANADIAN   US GAAP      ACQUISITION    NEVADA
                                                             GAAP     GAAP   ADJUSTMENTS    ADJUSTMENTS   COMBINED
                                                           -------- -------- -----------   -------------  ---------
Revenues..................................................  $177.6   $118.2    $(14.6)(4h)    $ (1.2)(5f) $ 2,795.2
Operating, administrative, exploration and write-down
 of assets................................................   (40.0)   (26.6)     (2.4)(4c)       1.2(5f)   (2,228.9)
                                                                                  7.9(4c)
Depreciation, depletion and amortization..................   (13.9)    (9.2)      0.2(4e)      (17.8)(5c)    (640.8)
Interest, net of amounts capitalized......................      --       --        --           14.8(5a)     (130.3)
Merger expenses...........................................      --       --        --             --          (49.1)
Other.....................................................      --       --        --             --           17.3
                                                            ------   ------    ------         ------      ---------
   Profit before tax and minority interest................   123.7     82.4      (8.9)          (3.0)        (236.6)
Income tax benefit (provision)............................   (43.9)   (29.2)      2.9(4j)        1.0(5d)       (2.3)
Minority interest in income of affiliates.................      --       --        --             --          (62.2)
Equity income (loss) on impairments of affiliates.........      --       --        --             --           (9.9)
                                                            ------   ------    ------         ------      ---------
   Net income (loss)......................................  $ 79.8   $ 53.2    $ (6.0)        $ (2.0)     $  (311.0)
                                                            ======   ======    ======         ======      =========
Preferred stock dividends.................................                                                     (7.5)
                                                                                                          ---------
   Net income (loss) applicable to common shares..........                                                $  (318.5)
                                                                                                          =========
   Net income (loss) per common share, basic and diluted..                                                $   (0.82)
                                                                                                          =========
   Basic and diluted weighted average common shares
    outstanding...........................................                                     110.0(5e)      390.6
                                                                                              ======      =========

            NEWMONT ACQUISITION OF 50.1% OF NORMANDY MINING LIMITED
             AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           AS OF SEPTEMBER 30, 2001
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                             NEWMONT   NORMANDY   NORMANDY                               NEWMONT
                                              US $       A $        US $     NORMANDY      NORMANDY        AND
                                               US     AUSTRALIAN AUSTRALIAN   US GAAP     ACQUISITION    NORMANDY
                                              GAAP       GAAP       GAAP    ADJUSTMENTS   ADJUSTMENTS    COMBINED
                                             -------- ---------- ---------- -----------   -----------    --------
ASSETS:
   Cash and short-term investments.......... $   97.8  $  430.7   $  213.0    $(19.6)(2a)  $     --      $  291.2
   Accounts receivable......................     26.4     109.2       54.0        --             --          80.4
   Inventories..............................    327.8     188.0       93.0     (20.7)(2a)        --         419.7
                                                                                19.6 (2a)
   Other current assets.....................    139.0     142.1       70.3        --             --         209.3
                                             --------  --------   --------    ------       --------      --------
    Current assets..........................    591.0     870.0      430.3     (20.7)            --       1,000.6

   Property, plant and equipment, net.......  2,261.6   2,267.9    1,121.7        --          225.5 (3a)  3,608.8
   Purchased undeveloped mineral interests..       --        --         --        --          453.7 (3a)    453.7
   Capitalized exploration costs............       --     160.6       79.4     (79.4)(2b)        --            --
   Land and lease rights....................       --        --         --        --           14.0 (3a)     14.0
   Investments in marketable securities.....       --        --         --        --             --            --
   Equity investments.......................    541.5     263.9      130.5        --             --         672.0
   Intangible assets........................       --        --         --        --            2.5 (3a)      2.5
   Goodwill.................................       --        --         --      21.4 (2h)     477.2 (3a)    498.6
   Other long-term assets...................    583.1     395.5      195.7     (21.4)(2h)      11.5 (3a)    902.9
                                                                               134.0 (2f)
                                             --------  --------   --------    ------       --------      --------
      Total assets.......................... $3,977.2  $3,957.9   $1,957.6    $ 33.9       $1,184.4      $7,153.1
                                             ========  ========   ========    ======       ========      ========

                                             FRANCO-  FRANCO-                                 NEWMONT,
                                              NEVADA   NEVADA    FRANCO-                      NORMANDY
                                               C $      US $     NEVADA      FRANCO-NEVADA   AND FRANCO-
                                             CANADIAN CANADIAN   US GAAP      ACQUISITION      NEVADA
                                               GAAP     GAAP   ADJUSTMENTS    ADJUSTMENTS     COMBINED
                                             -------- -------- -----------   -------------   -----------
ASSETS:
   Cash and short-term investments.......... $  864.1 $  547.2    $  --        $ (138.6)(5a)  $  699.8
   Accounts receivable......................     22.3     14.1       --              --           94.5
   Inventories..............................     44.2     28.0       --              --          447.7
   Other current assets.....................      4.8      3.1       --              --          212.4
                                             -------- --------    -----        --------       --------
    Current assets..........................    935.4    592.4                   (138.6)       1,454.4

   Property, plant and equipment, net.......    188.3    119.3     (9.5)(4c)      298.3 (5a)   4,016.9
   Purchased undeveloped mineral interests..       --       --       --              --          453.7
   Capitalized exploration costs............       --       --       --              --             --
   Land and lease rights....................       --       --       --              --           14.0
   Investments in marketable securities.....    134.3     85.1     19.9 (4b)         --          105.0
   Equity investments.......................    349.1    221.1       --          (221.1)(5e)     672.0
   Intangible assets........................       --       --       --              --            2.5
   Goodwill.................................                                    1,246.5 (5a)   1,745.1
   Other long-term assets...................       --       --       --              --          902.9
                                             -------- --------    -----        --------       --------
      Total assets.......................... $1,607.1 $1,017.9    $10.4        $1,185.1       $9,366.5
                                             ======== ========    =====        ========       ========

      NEWMONT ACQUISITION OF 50.1% OF NORMANDY MINING LIMITED AND 100% OF
                   FRANCO-NEVADA MINING CORPORATION LIMITED

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                           AS OF SEPTEMBER 30, 2001
       (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE STATED)

                                                                 NORMANDY   NORMANDY                                NEWMONT
                                                      NEWMONT      A $        US $     NORMANDY       NORMANDY        AND
                                                      US $ US   AUSTRALIAN AUSTRALIAN   US GAAP      ACQUISITION    NORMANDY
                                                       GAAP        GAAP       GAAP    ADJUSTMENTS    ADJUSTMENTS    COMBINED
                                                      --------  ---------- ---------- -----------    -----------    --------
LIABILITIES:
   Current portion of long-term debt................. $  189.2   $  116.5   $   57.6    $    --       $     --      $  246.8
   Accounts payable..................................     72.4      276.4      136.7         --           60.0(3a)     269.1
   Other current liabilities.........................    194.5      229.5      113.5         --             --         308.0
                                                      --------   --------   --------    -------       --------      --------
    Current liabilities..............................    456.1      622.4      307.8         --           60.0         823.9
   Long-term debt....................................  1,092.3    1,242.6      614.6         --           57.4(3a)   1,902.9
                                                                                                         138.6(3a)
   Deferred revenue and derivatives liability........    191.0         --         --      347.0 (2c)        --         538.0
   Other long-term liabilities.......................    547.7      656.2      324.6         --          220.1(3a)   1,112.3
                                                                                                          19.9(3a)
                                                      --------   --------   --------    -------       --------      --------
      Total liabilities..............................  2,287.1    2,521.2    1,247.0      347.0          496.0       4,377.1
Minority interest in affiliates......................    230.5      169.6       83.9                     156.5(3f)     470.9
STOCKHOLDERS' EQUITY:
   Preferred stock...................................     11.5         --         --         --             --          11.5
   Common stock......................................    313.8    1,593.9      788.3         --           57.2(3b)   1,159.3
   Treasury stock....................................     (0.3)        --         --         --             --          (0.3)
   Additional paid-in capital........................  1,460.6         --         --         --             --       1,460.6
   Retained earnings (deficit).......................   (311.5)    (399.4)    (197.5)     (70.1)(2g)     267.6(3b)    (311.5)
   Accumulated other comprehensive income (loss).....    (14.5)        --         --     (243.0)(2c)     243.0(3a)     (14.5)
   Reserves..........................................       --       72.6       35.9         --          (35.9)(3b)       --
                                                      --------   --------   --------    -------       --------      --------
      Total stockholders' equity.....................  1,459.6    1,267.1      626.7     (313.1)         531.9       2,305.1
                                                      --------   --------   --------    -------       --------      --------
      Total liabilities and stockholders' equity..... $3,977.2   $3,957.9   $1,957.6    $  33.9       $1,184.4      $7,153.1
                                                      ========   ========   ========    =======       ========      ========

                                                                                                            NEWMONT,
                                                      FRANCO-                                               NORMANDY
                                                       NEVADA                                                 AND
                                                        C $    FRANCO-NEVADA FRANCO-NEVADA  FRANCO-NEVADA   FRANCO-
                                                      CANADIAN US $ CANADIAN    US GAAP      ACQUISITION     NEVADA
                                                        GAAP       GAAP       ADJUSTMENTS    ADJUSTMENTS    COMBINED
                                                      -------- ------------- -------------  -------------   --------
LIABILITIES:
   Current portion of long-term debt................. $     --   $     --       $   --        $     --      $  246.8
   Accounts payable..................................      3.0        1.9           --            30.0(5a)     301.0
   Other current liabilities.........................       --         --           --              --         308.0
                                                      --------   --------       ------        --------      --------
    Current liabilities..............................      3.0        1.9           --            30.0         855.8
   Long-term debt....................................       --         --           --          (138.6)(5a)  1,764.3
   Deferred revenue and derivatives liability........       --         --           --              --         538.0
   Other long-term liabilities.......................     82.5       52.2         (0.9)(4f)       27.0 (5a)  1,190.6
                                                      --------   --------       ------        --------      --------
      Total liabilities..............................     85.5       54.1         (0.9)          (81.6)      4,348.7
Minority interest in affiliates......................       --         --           --              --         470.9
STOCKHOLDERS' EQUITY:
   Preferred stock...................................       --         --           --              --          11.5
   Common stock......................................  1,026.1      759.5          1.9 (4d)    1,480.4 (5b)  3,401.1
   Treasury stock....................................       --         --           --              --          (0.3)
   Additional paid-in capital........................       --         --           --              --       1,460.6
   Retained earnings (deficit).......................    421.5      299.0        (12.8)(4i)     (286.2)(5b)   (311.5)
   Accumulated other comprehensive income (loss).....     74.0      (94.7)        23.2(4b)        72.5 (5b)    (14.5)
                                                                                  (1.0)(4g)
   Reserves..........................................       --         --           --              --            --
                                                      --------   --------       ------        --------      --------
      Total stockholders' equity.....................  1,521.6      963.8         11.3         1,266.7       4,546.9
                                                      --------   --------       ------        --------      --------
      Total liabilities and stockholders' equity..... $1,607.1   $1,017.9       $ 10.4        $1,185.1      $9,366.5
                                                      ========   ========       ======        ========      ========

      NEWMONT ACQUISITION OF 50.1% OF NORMANDY MINING LIMITED AND 100% OF
                   FRANCO-NEVADA MINING CORPORATION LIMITED

  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE NINE
                        MONTHS ENDED SEPTEMBER 30, 2001
      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                                  NORMANDY    NORMANDY                               NEWMONT
                                                      NEWMONT       A $         US $     NORMANDY      NORMANDY        AND
                                                       US $      AUSTRALIAN  AUSTRALIAN   US GAAP     ACQUISITION    NORMANDY
                                                      US GAAP       GAAP        GAAP    ADJUSTMENTS   ADJUSTMENTS    COMBINED
                                                      --------   ----------  ---------- -----------   -----------    ---------
Revenues............................................. $1,214.4   $ 1,177.2    $ 610.9      $  --        $ (0.3)(3g)  $ 1,825.0
Operating, administrative, exploration and write-down
 of assets...........................................   (905.2)   (1,011.0)    (524.7)      18.9 (2b)       --        (1,411.0)
Depreciation, depletion and amortization.............   (218.8)     (233.2)    (121.0)        --         (48.5)(3c)     (388.7)
                                                                                                          (0.4)(3c)
Interest, net of amounts capitalized.................    (62.6)      (74.3)     (38.6)     13.0 (2e)      (5.5)(3a)      (93.7)
Merger expenses......................................    (60.5)         --         --        --             --           (60.5)
Other................................................      1.8        19.3       10.0        --             --            11.8
                                                      --------   ---------    -------      -----        ------       ---------
   Profit before tax and minority interest...........    (30.9)     (122.0)     (63.4)     31.9          (54.7)         (117.1)
Income tax benefit (provision).......................      6.7       (21.3)     (11.1)     (9.6)(2h)      19.2(3d)         5.2
Minority interest in income of affiliates............    (44.4)      (38.6)     (20.0)       --           36.0(3f)       (28.4)
Equity income (loss) on impairments of affiliates....     23.2          --         --        --             --            23.2
                                                      --------   ---------    -------      -----        ------       ---------
   Net income (loss)................................. $  (45.4)  $  (181.9)   $ (94.5)     $22.3        $  0.5       $  (117.1)
                                                      ========   =========    =======      =====        ======       =========
Preferred stock dividends............................     (5.6)                                                           (5.6)
                                                      --------                                                       ---------
   Net income (loss) applicable to common shares..... $  (51.0)                                                      $  (122.7)
                                                      ========                                                       =========
   Net income (loss) per common share, basic and
    diluted.......................................... $  (0.26)                                                      $   (0.52)
                                                      ========                                                       =========
   Basic and diluted weighted average common
    shares outstanding...............................    194.7                                            43.0 (3e)      237.8
                                                      ========                                          ======       =========

                                                                                                         NEWMONT,
                                                         FRANCO-  FRANCO-                                NORMANDY
                                                          NEVADA   NEVADA                                  AND
                                                           C $      US $   FRANCO-NEVADA  FRANCO-NEVADA  FRANCO-
                                                         CANADIAN CANADIAN    US GAAP      ACQUISITION    NEVADA
                                                           GAAP     GAAP    ADJUSTMENTS    ADJUSTMENTS   COMBINED
                                                         -------- -------- -------------  -------------  ---------
Revenues................................................  $127.0   $ 82.5      $ 7.9(4h)     $ (2.2)(5f) $ 1,913.2
Operating, administrative, exploration and write-down of
 assets.................................................   (20.3)   (13.2)      (1.8)(4c)       2.2 (5f)  (1,418.5)
                                                                                 5.3 (4c)
Depreciation, depletion and amortization................    (7.8)    (5.1)       0.2 (4e)     (13.4)(5c)    (407.0)
Interest, net of amounts capitalized....................      --       --         --            5.5(5a)      (88.2)
Merger expenses.........................................      --       --         --             --          (60.5)
Other...................................................      --       --         --             --           11.8
                                                          ------   ------      -----         ------      ---------
   Profit before tax and minority interest..............    98.9     64.2       11.6           (7.9)         (49.2)
Income tax benefit (provision)..........................   (36.4)   (23.7)      (4.3)(4j)       2.8 (5d)     (20.0)
Minority interest in income of affiliates...............      --       --         --             --          (28.4)
Equity income (loss) on impairments of affiliates.......    11.2      7.3         --           (7.3)(5e)      23.2
                                                          ------   ------      -----         ------      ---------
   Net income (loss)....................................  $ 73.7   $ 47.8      $ 7.3         $(12.4)     $   (74.4)
                                                          ======   ======      =====         ======      =========
Preferred stock dividends...............................                                                      (5.6)
                                                                                                         ---------
   Net income (loss) applicable to common shares........                                                 $   (80.0)
                                                                                                         =========
   Net income (loss) per common share, basic and
    diluted.............................................                                                 $   (0.23)
                                                                                                         =========
   Basic and diluted weighted average common shares
    outstanding.........................................                                      110.0 (5b)     347.7
                                                                                             ======      =========

                NEWMONT ACQUISITION OF 50.1% OF NORMANDY MINING
         LIMITED AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED

 UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE
                        MONTHS ENDED DECEMBER 31, 2000
   (EXCEPT FOR FRANCO-NEVADA IS FOR THE TWELVE MONTHS ENDED MARCH 31, 2001)

      (IN MILLIONS OF US $, EXCEPT PER SHARE DATA OR OTHERWISE INDICATED)

                                                                  NORMANDY   NORMANDY                              NEWMONT
                                                       NEWMONT      A $        US $     NORMANDY      NORMANDY       AND
                                                       US $ US   AUSTRALIAN AUSTRALIAN   US GAAP     ACQUISITION   NORMANDY
                                                        GAAP        GAAP       GAAP    ADJUSTMENTS   ADJUSTMENTS   COMBINED
                                                      ---------  ---------- ---------- -----------   -----------   ---------
Revenues............................................. $ 1,819.7  $ 1,503.1   $ 873.8     $   --        $ (0.4)(3g) $ 2,693.1
Operating, administrative, exploration and write-down
 of assets...........................................  (1,299.6)  (1,533.9)   (891.7)     (17.7)(2b)       --       (2,209.0)
Depreciation, depletion and amortization.............    (359.5)    (214.2)   (124.5)        --         (64.6)(3c)    (549.1)
                                                                                                         (0.5)(3c)
Interest, net of amounts capitalized.................     (94.6)     (91.1)    (53.0)      17.3 (2e)     (7.4)(3a)    (137.7)
Merger expenses......................................     (49.1)                  --         --            --          (49.1)
Other................................................       2.9       24.8      14.4         --            --           17.3
                                                      ---------  ---------   -------     ------        ------      ---------
   Profit before tax and minorities..................      19.8     (311.3)   (181.0)      (0.4)        (72.9)        (234.5)
Income tax benefit (provision).......................      (1.2)     (24.8)    (26.8)       0.1 (2h)     25.5 (3d)      (2.4)
Minority interest in income of affiliates............     (91.2)      49.9      29.0         --          89.3 (3f)      27.1
Equity income (loss) on impairments of affiliates....      (9.9)        --        --         --            --           (9.9)
                                                      ---------  ---------   -------     ------        ------      ---------
   Net Income (loss)................................. $   (82.5) $  (286.2)  $(178.8)    $ (0.3)       $ 41.9      $  (219.7)
                                                      =========  =========   =======     ======        ======      =========
Preferred stock dividends............................      (7.5)                                                        (7.5)
                                                      ---------                                                    ---------
   Net income (loss) applicable to common shares..... $   (90.0)                                                   $  (227.2)
                                                      =========                                                    =========
   Net income (loss) per common share, basic and
    diluted.......................................... $   (0.47)                                                   $   (0.97)
                                                      =========                                                    =========
   Basic and diluted weighted average common
    shares outstanding...............................     192.2                                          43.0 (3e)     235.3
                                                      =========                                        ======      =========

                                                                                                                NEWMONT,
                                                                                                                NORMANDY
                                                            FRANCO-     FRANCO-                                   AND
                                                           NEVADA C $ NEVADA US $ FRANCO-NEVADA  FRANCO-NEVADA  FRANCO-
                                                            CANADIAN   CANADIAN      US GAAP      ACQUISITION    NEVADA
                                                              GAAP       GAAP      ADJUSTMENTS    ADJUSTMENTS   COMBINED
                                                           ---------- ----------- -------------  -------------  ---------
Revenues..................................................   $177.6     $118.2       $(14.6)(4h)    $ (1.2)(5f) $ 2,795.5
Operating, administrative, exploration and write-down
 of assets................................................    (40.0)     (26.6)        (2.4)(4c)       1.2 (5f)  (2,228.9)
                                                                                        7.9 (4c)
Depreciation, depletion and amortization..................    (13.9)      (9.2)         0.2 (4e)     (17.8)(5c)    (575.9)
Interest, net of amounts capitalized......................       --         --           --            7.4 (5a)    (130.3)
Merger expenses...........................................       --         --           --             --          (49.1)
Other.....................................................       --         --           --             --           17.3
                                                             ------     ------       ------         ------      ---------
   Profit before tax and minorities.......................    123.7       82.4         (8.9)         (10.4)        (171.4)
Income tax benefit (provision)............................    (43.9)     (29.2)         2.9 (4j)       3.6 (5d)     (25.1)
Minority interest in income of affiliates.................       --         --           --             --           27.1
Equity income (loss) on impairments of affiliates.........       --         --           --             --           (9.9)
                                                             ------     ------       ------         ------      ---------
   Net Income (loss)......................................   $ 79.8     $ 53.2       $ (6.0)        $ (6.8)     $  (179.3)
                                                             ======     ======       ======         ======      =========
Preferred stock dividends.................................                                                           (7.5)
                                                                                                                ---------
   Net income (loss) applicable to common shares..........                                                      $  (186.8)
                                                                                                                =========
   Net income (loss) per common share, basic and diluted..                                                      $   (0.54)
                                                                                                                =========
   Basic and diluted weighted average common shares
    outstanding...........................................                                           110.0 (5b)     345.2
                                                                                                    ======      =========

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1--BASIS OF PRESENTATION

   The Pro Forma presentation reflects the acquisition of Normandy, at both the 100% and 50.1% levels, and the acquisition of 100% of Franco-Nevada as purchases for accounting purposes. In the Normandy Transaction, Newmont estimates that it will issue 85.92 million of its common shares to shareholders of Normandy to acquire 100% of Normandy. In the Transaction scenario where 50.1% of Normandy is acquired, Newmont estimates that it will issue 43.05 million common shares to shareholders of Normandy. Newmont estimates that it will issue 109.96 million of its common shares to shareholders of Franco-Nevada, net of Normandy shares held by Franco-Nevada. Newmont is offering 3.85 of its common shares for 100 ordinary shares of Normandy common stock, together with A$0.40 cash consideration for each share of Normandy common stock, with the exception of the 19.79% of ordinary shares of Normandy, calculated on a fully-diluted basis, that are owned by Franco-Nevada. The Shares will be acquired through Newmont's call option on 19.79% of the Normandy shares held by Franco-Nevada, based on Franco-Nevada receiving 0.0385 share of Newmont for each ordinary share of Normandy owned by Franco-Nevada. The exchange ratio for the acquisition of Franco-Nevada is 0.8 common shares of Newmont's common stock for every share of Franco-Nevada.

   The accompanying Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the acquisition of Normandy and the acquisition of Franco-Nevada as of September 30, 2001. The accompanying Unaudited Pro Forma Combined Condensed Statement of Operations for the nine-month period ended September 30, 2001 includes historical revenues and expenses of Newmont, Normandy and Franco-Nevada for those nine months, adjusted to US GAAP. The accompanying Unaudited Pro Forma Combined Condensed Statement of Operations for the twelve-month period ended December 31, 2000 includes historical revenues and expenses of Newmont and Normandy for those twelve months and the twelve-month period ended March 31, 2001 for Franco-Nevada, all adjusted to US GAAP. The Unaudited Pro Forma Combined Condensed Statements of Operations have been adjusted for the pro forma effect of the Transactions as if they had occurred at January 1, 2000.

   Results of Franco-Nevada for the three-month period ended March 31, 2001 are included in both the nine-month and the twelve-month Unaudited Pro Forma Combined Condensed Statements of Operations. Summary information for this three-month period ended March 31, 2001 is as follows:

                                                    (IN MILLIONS OF C$ AND
                                                        CANADIAN GAAP)
                                                    ----------------------
      Revenues.....................................         $ 52.7
      Operating costs..............................          (16.8)
      Depreciation, depletion and amortization.....           (4.6)
                                                            ------
      Income before tax............................           31.3
      Tax expense..................................          (12.8)
                                                            ------
      Net income from continuing operations........           18.5
                                                            ======
      Earnings per share from continuing operations         $ 0.12
                                                            ======

   Normandy's fiscal year end is on June 30 and Franco-Nevada's fiscal year end is on March 31. Newmont's fiscal year end is on December 31. The combined company will utilize December 31 as its fiscal year end. Due to the limited and summarized nature of publicly available information associated with Normandy for the periods presented in the Unaudited Pro Forma Combined Condensed Financial Information, the information presented is in a condensed format. Newmont has converted the unaudited Normandy financial information to US GAAP by estimating the impact of known differences between Australian GAAP and US GAAP without the cooperation of Normandy management. For this reason, the US GAAP reconciliation does not necessarily incorporate all adjustments that might be necessary to accurately reflect Normandy on a US GAAP basis. The financial information presented by Franco-Nevada for the nine-month period ended September 30, 2001 has been compiled by the management of Franco-Nevada, although there is no historic publicly available information that portrays the results of operations for the nine-month period ended September 30, 2001.

   The Unaudited Pro Forma Combined Condensed Balance Sheet and the Unaudited Pro Forma Combined Condensed Statement of Operations do not include all information and notes required by US GAAP for complete financial statements. However, except as disclosed herein, there has been no material change in the information disclosed in the annual reports and other information that Newmont, Normandy and Franco-Nevada have filed with the Securities and Exchange Commission, the Australian Stock Exchange Limited and the Office of Canadian Securities, respectively, for the years ended December 31, 2000, June 30, 2001 and March 31, 2001, respectively. The Franco-Nevada statement of operations included herein has been prepared to reflect the disposition of a business segment. This disposition has been presented on a comparable basis for all periods shown including Franco-Nevada's restated statements filed as part of this document.

NOTE 2--US GAAP ADJUSTMENTS TO NORMANDY

   The following notes set out the basis and assumptions on which the Normandy Australian GAAP financial statements were adjusted to approximate US GAAP. In addition, some balance sheet items have been reclassified to conform the presentation with that of Newmont. Only those items that could be estimated with reasonable certainty have been recorded.

      (a) Under US GAAP, refined gold that has not yet been sold must continue to be recorded at its historical cost and revenue recognition is not allowed. As a result, bullion that was recorded at market prices as a cash equivalent was reclassified from CASH AND CASH EQUIVALENTS to INVENTORIES. In addition, the bullion and certain inventory items that were recorded at market value were reduced to approximate cost and an adjustment recorded for the effect on deferred taxes. No adjustment was recorded to the Unaudited Pro Forma Combined Condensed Statements of Operations as the impact on the respective periods was not determinable.

      (b) US GAAP requires that exploration costs be expensed as incurred, rather than capitalized as allowed under Australian GAAP. As a result, all capitalized exploration costs were removed from the balance sheet and an adjustment recorded for the effect on deferred taxes. The difference between the amounts capitalized at December 31, 2000 and September 30, 2001, and at December 31, 2000 and December 31, 1999, respectively, were recorded as adjustments to OPERATING COSTS, with an adjustment for the tax effect, in the Unaudited Pro Forma Combined Condensed Statements of Operations.

      (c) US GAAP requires that the fair value of derivative instruments be recorded as an asset or liability. Newmont has assumed that the derivative instruments owned by Normandy would qualify as cash flow hedges under US GAAP, therefore having no measurable impact on the Unaudited Pro Forma Combined Condensed Statements of Operations. Newmont recorded an adjustment to reflect the fair value of the derivative contracts as of September 30, 2001, with the corresponding offsetting entry to ACCUMULATED OTHER COMPREHENSIVE INCOME, net of tax.

      (d) To reclassify previously recorded Normandy goodwill classified as OTHER LONG-TERM ASSETS to GOODWILL on the Unaudited Pro Forma Combined Condensed Balance Sheet.

      (e) An adjustment has been recorded to reflect the additional interest capitalized on all development and construction projects as part of the cost of an asset for the difference between US GAAP and Australian GAAP. An adjustment has been recorded to reflect the reduction of INTEREST, NET OF AMOUNTS CAPITALIZED in the Unaudited Pro Forma Condensed Statements of Operations for the periods presented. No adjustment was recorded to the Unaudited Pro Forma Combined Balance Sheet for the impact of this item, as the impact of this adjustment from the inception of Normandy is not determinable.

      (f) To account for the deferred income tax effects of the pro forma balance sheet adjustments.

      (g) This amount represents the cumulative balancing entry for the effect of the balance sheet adjustments.

      (h) To account for the income tax expense relating to the pro forma income statement adjustments.

NOTE 3--PRO FORMA ADJUSTMENTS TO RECORD THE ACQUISITION OF: 1) 100% OF NORMANDY AND 2) 50.1% OF NORMANDY

   The following adjustments have been made to the Unaudited Pro Forma Combined Condensed Balance Sheet at September 30, 2001 and the Unaudited Pro Forma Combined Condensed Statements of Operations for the nine month period ended September 30, 2001 and for the twelve month period ended December 31, 2000, respectively.

      (a) The purchase consideration has been based on Newmont acquiring two different percentages of Normandy common stock: 1) 100% of the Normandy shares outstanding plus all options and restricted shares based on an exchange ratio of 0.0385 of a Newmont share for each Normandy share; and 2) 50.1% of the Normandy shares outstanding plus all options and restricted shares based on an exchange ratio of 0.0385 of a Newmont share for each Normandy share. Additionally, Newmont is paying $A0.40 per share for each ordinary share of Normandy tendered, with the exception of the 19.79% of ordinary shares of Normandy that are owned by Franco-Nevada, calculated on a fully-diluted basis. The Shares will be acquired through Newmont's call option on 19.79% of the Normandy Shares held by Franco-Nevada based on Franco-Nevada receiving 0.0385 of a share of Newmont for each ordinary share of Normandy owned by Franco-Nevada. The final purchase price allocations will be determined after closing based on the actual fair value of current assets, current liabilities, indebtedness, reclamation and remediation liabilities, derivative instruments, marketable securities, a more extensive analysis of the fair value of mining and royalty interests acquired and identifiable intangible assets and will reflect the number of shares of Newmont common stock issued to acquire Normandy's outstanding shares and stock options that were outstanding at closing. Newmont is continuing to evaluate all of these items; accordingly, the final purchase price may differ in material respects from that presented in the Unaudited Pro Forma Combined Condensed Balance Sheet. The purchase accounting entries are an estimate only and are subject to change.

   The following table reflects the estimated purchase accounting allocation for each acquisition scenario of Normandy:

                                                                                (IN MILLIONS OF US$S
                                                                               EXCEPT PER SHARE PRICE)
                                                                            ----------------------------
                                                                            ACQUISITION OF ACQUISITION OF
                                                                                 100%          50.1%
                                                                             OF NORMANDY    OF NORMANDY
                                                                            -------------- --------------
Calculation of preliminary allocation of purchase price:
Shares of Newmont common stock to be issued to Normandy Stockholders.......       85.96          43.07
Newmont stock price per share..............................................   $   19.57       $  19.57
                                                                              ---------       --------
Fair value of Newmont common stock issued..................................     1,682.2          842.8
Plus--Cash consideration of A$0.40 per ordinary share of Normandy shares
  tendered (excluding those owned by Franco-Nevada)........................       368.5          138.6
Plus--Fair value of Normandy options to be assumed by Newmont (100% vested)         5.5            2.7
Plus--Estimated direct merger costs incurred by Newmont....................        60.0           60.0
                                                                              ---------       --------
Total purchase price.......................................................     2,116.2        1,044.1
Plus--Fair value of liabilities assumed by Newmont:
   Current liabilities.....................................................       250.2          125.4
   Long-term debt (including current portion)..............................       786.8          394.2
   Deferred revenue and derivative liability...............................       347.0          173.8
   Long term liabilities...................................................       803.8          402.7
   Minority interests acquired.............................................        83.9           42.0
Less--Fair value of non-mining assets to be acquired by Newmont:
   Current assets..........................................................      (409.6)        (205.2)
   Long term assets........................................................      (331.3)        (165.9)
   Intangible assets subject to amortization...............................        (5.0)          (2.5)
Less--Fair value of mining properties and mineral interests
   Developed mining properties.............................................    (1,571.9)        (787.6)
   Purchased undeveloped mineral interests.................................      (905.5)        (453.7)
   Land and lease rights...................................................       (28.0)         (14.0)
   Equity investments in mining operations.................................      (130.5)         (65.4)
                                                                              ---------       --------
Residual purchase price allocated to non-amortizable goodwill..............   $ 1,006.1       $  487.9
                                                                              =========       ========

   The purchase price for accounting purposes has been determined by using the average price of Newmont's common stock for the two days before and the two days after the announcement of the terms of the Transaction. Such average price was US$19.57.

   The cash consideration offered by Newmont for the acquisition of Normandy will be funded by Newmont drawing on an existing available revolving credit facility. Interest expense has been recorded as if the borrowings had been outstanding as of January 1, 2000.

   The entry to record the purchase transaction includes a deferred tax liability at Newmont's 35% statutory rate, based on the increase in the book basis of the identifiable tangible and intangible net assets without a corresponding increase in tax basis, as this transaction has been structured as a tax-free exchange. No deferred tax liability has been established for the goodwill which is not deductible for tax purposes.

      (b) The pro forma adjustments for the 100% acquisition of Normandy eliminates the retained earnings, reserves or other items in the equity of Normandy and records the fair value of common stock consideration issued by Newmont. The pro forma adjustments for the 50.1% acquisition of Normandy eliminates 50.1% of the retained earnings, reserves and other items of equity of Normandy, records the fair value of common stock issued by Newmont and records a minority interest on Newmont's Unaudited Pro Forma Combined Condensed Balance Sheet for the 49.9% of Normandy's equity that was not acquired.

   The pro forma combined stockholders' equity of Newmont reflects the following under each acquisition scenario of Normandy:

                                                                                     (IN MILLIONS OF US$)
                                                                           ----------------------------------------
                                                                           ACQUISITION OF 100% ACQUISITION OF 50.1%
                                                                               OF NORMANDY         OF NORMANDY
                                                                           ------------------- --------------------
Stockholders' equity of Newmont as September 30, 2001.....................      $1,459.6             $1,459.6
Fair value of common stock issued to acquire Normandy.....................       1,682.2                842.8
Fair value of Normandy options to be assumed by Newmont
  (100% vested)...........................................................           5.5                  2.7
                                                                                --------             --------
Pro forma stockholders' equity after the acquisition of Normandy..........       3,147.3              2,305.1
Minority interest of historical Newmont...................................         230.5                230.5
Minority interest in 49.9% of historical Normandy equity..................            --                156.5
Minority interest acquired in consolidation...............................          83.9                 83.9
                                                                                --------             --------
Pro forma stockholders' equity and minority interest after the acquisition
  of Normandy.............................................................      $3,461.7             $2,776.0
                                                                                ========             ========

      (c) Adjusts depreciation, depletion and amortization to account for the acquisition as if the Transaction had occurred January 1, 2000 in a manner consistent with the policies of depreciation, depletion and amortization utilized by Newmont. This adjustment results in an increase to depreciation, depletion and amortization expense in each of the periods presented. The goodwill created in the purchase accounting transaction was not amortized in accordance with US GAAP for business combinations that are initiated subsequent to July 1, 2001.

      (d) To account for the income tax benefit of the pro forma adjustments resulting from the impact of the purchase accounting adjustments using Newmont's statutory tax rate of 35%.

      (e) Adjusts the pro forma combined basic and diluted weighted average common shares outstanding for the nine-month period ended September 30, 2001 and the twelve-month period ended December 31, 2000 and assumes that the shares issued in the acquisition of Normandy were issued on January 1, 2000.

      (f) Adjustment to reflect the 49.9% minority interest of Normandy that Newmont does not acquire in the 50.1% acquisition of Normandy. The minority interest excludes the effect of the step-up recorded for purchase accounting applied only at the Newmont level for its newly acquired 50.1% interest in Normandy.

      (g) To eliminate management fees between Newmont and Normandy.

   As of September 30, 2001, Normandy owned approximately 62.5% of Australian Magnesium Corporation Limited ("AMC"). In November 2001, AMC completed an equity offering, whereby, Normandy's ownership interest decreased to an estimated 23% equity ownership. The September 30, 2001 balance sheet and the nine month information of Normandy fully consolidate Normandy's interest in AMC with a minority interest. No pro forma adjustments have been recorded to de-consolidate this investment for the periods presented. Newmont is currently unable to determine within a reasonable degree of accuracy the impact of de-consolidating AMC in these Unaudited Pro Forma Combined Condensed Financial Statements.

   The following summary financial information was derived from the AMC June 30, 2001 Annual Report to Shareholders:

                                         (IN MILLIONS OF A$S)
                                         --------------------
                   Current assets.......        $ 34.5
                   Non-current assets...         359.5
                   Current liabilities..         (34.8)
                   Indebtedness.........         (71.5)
                   Long-term liabilities         (63.4)
                                                ------
                   Net assets...........        $224.3
                                                ======
                   Revenues.............        $ 73.4
                                                ======
                   Net loss.............        $(16.9)
                                                ======

NOTE 4--US GAAP ADJUSTMENTS TO FRANCO-NEVADA

   The following notes describe the basis and assumptions used to adjust the Franco-Nevada Canadian GAAP financial statements to approximate US GAAP. In addition, some balance sheet items have been combined to conform to the presentation of Newmont. Canadian GAAP varies in certain significant respects from the principles and practices of US GAAP. The effect of these principle measurement differences on Franco-Nevada's consolidated financial statements are quantified and described below.

      (a) In April 2001, Franco-Nevada acquired 19.99% (currently 19.79%, calculated on a fully-diluted basis) of Normandy's outstanding common stock. For Canadian GAAP purposes Franco-Nevada has accounted for their investment on an equity basis using the best information available from Normandy in the public domain. As Normandy has declined to provide a reconciliation of its results of operations in US GAAP for the period owned by Franco-Nevada, there is no basis for recording an adjustment to US GAAP. Whereas, this equity investment adjustment has been omitted from the Franco-Nevada US GAAP reconciliation, the purchase accounting adjustments described in Note 5(e) to record the merger with Franco-Nevada would have eliminated the accounting for this equity investment because the Unaudited Pro Forma Financial Statements have already consolidated 100% of Normandy and therefore, no equity accounting for this investment is required for any period presented for the combined company.

      (b) US GAAP requires that marketable securities classified as available for sale be recorded at fair value with a corresponding entry to ACCUMULATED OTHER COMPREHENSIVE INCOME, net of deferred tax. As of September 30, 2001 an increase to MARKETABLE SECURITIES was recorded in the Unaudited Pro Forma Balance Sheet.

      (c) US GAAP requires that exploration costs be expensed as incurred rather than capitalized, as allowed under Canadian GAAP. As a result PROPERTY, PLANT AND EQUIPMENT, NET was reduced to remove costs previously capitalized. In the nine-month period ended September 30, 2001 and twelve-month period ended March 31, 2001, increases in exploration expense were recorded to OPERATING COSTS. Additionally, in both the nine month period ended September 30, 2001 and the twelve month period ended March 31, 2001, OPERATING COSTS were reduced to reflect the reversal of Franco-Nevada's provision for impairment under Canadian GAAP of these capitalized exploration costs because such costs would already have been expensed under US GAAP.

      (d) Canadian GAAP requires that merger costs incurred in a pooling transaction be considered as capital costs and therefore netted against capital stock, rather than expensed as required under US GAAP. As a result, amounts previously expensed were restored to CAPITAL STOCK, with a decrease to RETAINED EARNINGS in the Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2001.

      (e) Effect on DEPRECIATION, DEPLETION AND AMORTIZATION for the impact of adjustments to the net carrying amount of assets adjusted above.

      (f) These adjustments record the net deferred income tax effect of the US GAAP adjustments to the balance sheet.

      (g) An adjustment to ACCUMULATED OTHER COMPREHENSIVE INCOME was recorded to account for differences in the application of US GAAP and Canadian GAAP for the effect of currency translation.

      (h) Relates to the reversals of loss and provision amounts recorded on marketable securities under Canadian GAAP, which would have been recorded in earlier periods under US GAAP.

      (i) This amount represents the cumulative retained earnings adjustments.

      (j) To account for the income tax expense related to the pro forma income statement adjustments.

NOTE 5--PRO FORMA ADJUSTMENTS TO RECORD THE ACQUISITION OF 100% OF FRANCO-NEVADA

   The Franco-Nevada acquisition is conditional upon the acquisition of 50.1% of Normandy. The following adjustments have been made to the Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2001 and the Unaudited Pro Forma Combined Condensed Statement of Operations for the nine month period ended September 30, 2001 and for the twelve month period ended December 31, 2001, respectively.

      (a) The purchase consideration is based on Newmont acquiring 100% of the Franco-Nevada outstanding shares plus all options and warrants based on an exchange ratio of 0.8 of a Newmont share for each Franco-Nevada share. The final purchase price allocation will be determined shortly after closing based on the actual fair value of current assets, current liabilities, marketable securities, a more extensive analysis of the fair value of royalty interests acquired and identifiable intangible assets and will reflect the number of shares of Newmont common stock issued to acquire Franco-Nevada's outstanding shares, stock options and warrants that were outstanding at closing. Newmont is continuing to evaluate all of these items; accordingly, the final purchase price may differ in material respects from that presented in the Unaudited Pro Forma Combined Condensed Balance Sheet. The purchase accounting entries are an estimate only and are subject to change.

   The following table reflects the estimated purchase accounting allocation for the acquisition of 100% of Franco-Nevada:

                                                                                     (IN MILLIONS OF US $'S
                                                                                      EXCEPT SHARE PRICE)
                                                                                     ----------------------
Calculation of preliminary allocation of purchase price:
Shares of Newmont common stock to be issued in the merger of Franco-Nevada excluding
  Franco-Nevada's 19.99% investment in Normandy.....................................          109.96
Average Newmont stock price per share...............................................        $  19.57
                                                                                            --------
Fair value of Newmont common stock issued...........................................         2,151.9
Plus--Fair value of Franco-Nevada options to be assumed by Newmont (100% vested)....            44.5
Plus--Fair value of Franco-Nevada warrants to be assumed by Newmont.................            45.4
Plus--Estimated direct merger costs to be incurred by Newmont.......................            30.0
                                                                                            --------
Total purchase price................................................................         2,271.8
Plus--Fair value of liabilities assumed by Newmont:
   Current liabilities..............................................................             1.9
   Long-term liabilities............................................................            78.3
Less--Fair value of non-mining assets to be acquired by Newmont:
   Current assets...................................................................          (592.4)
   Investment in marketable securities (excluding the 19.99% interest in Normandy)..          (105.0)
Less--Fair value of royalty interests in mineral properties.........................          (408.1)
                                                                                            --------
Residual purchase price allocated to non-amortizable goodwill.......................        $1,246.5
                                                                                            ========

   The purchase price for accounting purposes has been determined by using the average price of Newmont's common stock for the two days before and the two days after the announcement of the terms of the Transaction. Such average price was US$19.57.

   The debt adjustment recorded in the Normandy acquisition is reversed in the Franco-Nevada acquisition as the cash acquired in the Franco-Nevada acquisition would be used to repay this debt or to eliminate Newmont's need to draw on its line of credit. The interest expense recorded in the Normandy purchase accounting adjustments has been reversed in the Franco-Nevada purchase accounting adjustments.

   The entry to record the purchase transaction provides a deferred tax liability at Newmont's 35% statutory rate based on the increase in the book basis of the identifiable tangible and intangible net assets without a corresponding increase in tax basis as this transaction has been structured as a tax-free exchange. No deferred tax liability has been established for the goodwill which is not deductible for tax purposes.

      (b) These pro forma adjustments reflect the acquisition of 100% of Franco-Nevada as well as eliminates the retained earnings, reserves or other items in the equity of Franco-Nevada and records the fair value of common stock consideration issued by Newmont. Newmont will issue approximately
   109.96 million shares of its common stock to accomplish the acquisition, or
   0.8 of a share for each Franco-Nevada share outstanding. This number of shares is net of Franco-Nevada's 19.99% (currently 19.79%, calculated on a fully-diluted basis) interest in Normandy. The pro forma combined stockholders' equity of Newmont following the acquisition of 1) 100% of Normandy and the merger of 100% of Franco-Nevada and 2) 50.1% of Normandy and the merger of 100% of Franco-Nevada reflects the following:

                                                                                (IN MILLIONS OF US$)
                                                                      ----------------------------------------
                                                                      ACQUISITION OF 100% ACQUISITION OF 50.1%
                                                                          OF NORMANDY         OF NORMANDY
                                                                              AND                 AND
                                                                         FRANCO-NEVADA       FRANCO-NEVADA
                                                                      ------------------- --------------------
Stockholders' equity of Newmont as September 30, 2001................      $1,459.6             $1,459.6
Fair value of common stock issued to acquire Normandy................       1,682.2                842.8
Fair value of Normandy options to be assumed by Newmont (100%
  vested)............................................................           5.5                  2.7
                                                                           --------             --------
Pro forma stockholders' equity after the acquisition of Normandy only       3,147.3              2,305.1
Fair value of common stock issued to merge with Franco-Nevada........       2,151.9              2,151.9
Fair value of Franco-Nevada options to be assumed by Newmont
  (100% vested)......................................................          44.5                 44.5
Fair value of Franco-Nevada warrants to be assumed by Newmont........          45.4                 45.4
                                                                           --------             --------
Pro forma stockholders' equity after the acquisition of Normandy and
  100% of Franco-Nevada..............................................       5,389.1              4,546.9
Minority interest of historical Newmont..............................         230.5                230.5
Minority interest in 49.9% of historical Normandy equity.............            --                156.5
Minority interest acquired in consolidation..........................          83.9                 83.9
                                                                           --------             --------
Total stockholder's equity and minority interest.....................      $5,703.5             $5,017.8
                                                                           ========             ========

      (c) Adjusts depreciation, depletion and amortization to account for the merger as if the Transactions had occurred January 1, 2000 in a manner consistent with the policies of depreciation, depletion and amortization utilized by Newmont. This adjustment results in an increase to depreciation, depletion and amortization expense in each of the periods presented. The goodwill created in the purchase accounting transaction was not amortized in accordance with US GAAP for business combinations that are initiated subsequent to July 1, 2001.

      (d) To account for the income tax expense of the pro forma adjustments resulting from the impact of the purchase accounting adjustments using Newmont's expected effective statutory tax rate of 35%.

      (e) Eliminates the 19.99% investment (currently 19.79% calculated on a fully-diluted basis) held by Franco-Nevada in Normandy on Franco-Nevada's Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet and the effect of the equity accounting recorded in the Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations of Franco-Nevada for the period Franco-Nevada owned the investment in 2001. This adjustment eliminates the Canadian GAAP effect only as no adjustment has been made to reflect the accounting for this investment in accordance with US GAAP (See
   Note 4(a)). Eliminating the 19.99% investment held by Franco-Nevada in Normandy ensures the consolidated results of the combined company include the consolidated results of Newmont, Normandy and Franco-Nevada, excluding a duplication of the equity accounting impact of the investment held by Franco-Nevada in Normandy.

      (f) To eliminate royalties paid by Newmont and Normandy to Franco-Nevada on certain mining properties.

NOTE 6--COST SAVINGS AND EXPENSES OF THE MERGER

   Expected annual cost savings have not been reflected as an adjustment to the historical data because it is prospective information pertaining to what may happen once the three companies are combined.

   These savings have been estimated by Newmont and are expected to range from US$70 to US$80 million after tax during the first full year of combined operations. Approximately US$40 to US$45 million relate to synergies between Newmont and Normandy and approximately US$30 to US$35 million relate to synergies between Newmont and Franco-Nevada. See "The Transactions--Reasons for the Transactions."

   Estimated costs of the Transactions total approximately US$60 million for Normandy and US$30 million for Franco-Nevada, consisting primarily of approximately US$25 million of severance and separation pay for terminated Normandy and Franco-Nevada employees, approximately US$65 million of investment banker, legal, accounting and other professional advisor fees and fees related directly to the acquisition and merger. These costs will be capitalized as direct costs associated with the Transactions.

                    NEWMONT SUPPLEMENTAL INFORMATION TO THE
                    UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENT OF OPERATIONS
                    NET INCOME (LOSS) BEFORE SELECTED ITEMS
               (100% BASIS, IN MILLIONS, EXCEPT PER SHARE DATA)

   The following information provides supplemental information regarding selected elements of net income (loss). As described in Note 6, this supplemental information does not take into account anticipated synergies that have been estimated to range between US$70 million to US$80 million, after-tax, in the first full year following the Transactions. The selected items are net of Newmont's statutory tax rate of 35%:

                                                        NINE MONTHS ENDED SEPTEMBER 30, 2001
                                            -----------------------------------------------------------
                                                                           ACQUISITION COMBINED
                                            NEWMONT NORMANDY FRANCO-NEVADA ADJUSTMENTS COMPANIES  EPS
                                            ------- -------- ------------- ----------- --------- ------
Net income (loss) applicable to common
  shares, in US GAAP and US$............... $(51.0)  $(72.2)     $55.1       $(79.8)    $(147.9) $(0.38)
Noncash items:
--------------
Asset write-offs or write-downs............     --     70.7        2.6           --        73.3    0.19
Impairment of investment in marketable
  securities...............................     --       --       (5.1)          --        (5.1)  (0.01)
Gain on call option mark-to-market position   (1.1)      --         --           --        (1.1)     --
Gain on sale of marketable securities/
  investments..............................     --     (4.6)      (4.0)          --        (8.6)  (0.02)
Amortization of acquisition adjustments....     --       --         --         79.8        79.8    0.20
Other items:
------------
Merger and restructuring expenses..........   43.7       --         --           --        43.7    0.11
                                            ------   ------      -----       ------     -------  ------
Net income (loss) before selected items.... $ (8.4)  $ (6.1)     $48.6       $   --     $  34.1  $ 0.09
                                            ======   ======      =====       ======     =======  ======
Net income (loss) per share before selected
  items....................................                                             $  0.09
                                                                                        =======
Basic and diluted weighted average common
  shares outstanding (millions)............                                               390.6
                                                                                        =======

                                                       TWELVE MONTHS ENDED DECEMBER 31, 2000
                                            -----------------------------------------------------------
                                                                           ACQUISITION COMBINED
                                            NEWMONT NORMANDY FRANCO-NEVADA ADJUSTMENTS COMPANIES  EPS
                                            ------- -------- ------------- ----------- --------- ------
Net income (loss) applicable to common
  shares, in US GAAP and US$............... $(90.0) $(179.1)    $ 47.2       $(96.6)    $(318.5) $(0.82)
Noncash items:
--------------
Asset write-offs or write-downs............   44.4    165.7        7.0           --       217.1    0.56
Impairment of investment in marketable
  securities...............................   23.9       --        9.5           --        33.4    0.09
Acquisition settlement (Yanacocha).........   27.4       --         --           --        27.4    0.07
Amortization of put options premiums.......   12.4       --         --           --        12.4    0.03
Gain on call option mark-to-market position  (17.4)      --         --           --       (17.4)  (0.05)
Gain on sale of marketable securities/
  investments..............................     --       --      (10.5)          --       (10.5)  (0.03)
Amortization of acquisition adjustments....     --       --         --         96.6        96.6    0.25
Other items:
------------
Merger and restructuring expenses..........    6.9       --        0.9           --         7.8    0.02
                                            ------  -------     ------       ------     -------  ------
Net income (loss) before selected items.... $  7.6  $ (13.4)    $ 54.1       $   --     $  48.3  $ 0.12
                                            ======  =======     ======       ======     =======  ======
Net income (loss) per share before selected
  items....................................                                             $  0.12
                                                                                        =======
Basic and diluted weighted average common
  shares outstanding (millions)............                                               390.6
                                                                                        =======

                       COMPARISON OF STOCKHOLDER RIGHTS

COMMON STOCK

   If the merger is completed, your rights as a holder of Holdco common stock--including voting and dividend rights--will be substantially similar to your current rights as a holder of Newmont common stock. Both Newmont and Holdco are incorporated under the laws of the State of Delaware. Your rights as a holder of Holdco common stock will be governed by Delaware law and the certificate of incorporation and by-laws of Holdco. The material differences between the certificate of incorporation and by-laws of Holdco and our restated certificate of incorporation and by-laws are as follows:

  . Holdco is authorized to issue 750,000,000 shares of common stock, par value $1.60, in contrast with the 250,000,000 shares of common stock, par value $1.60, that are currently authorized by our restated certificate of incorporation;

  . Holdco's certificate of incorporation and by-laws have been amended, in general to reflect modifications of Delaware law (as to a corporation's general purpose, indemnification of directors and officers, the absence of preemptive rights unless the certificate of incorporation states otherwise and the source of permissible expenditures for the corporation) since our constitutive documents were created or amended;

  . Holdco's certificate of incorporation provides for the indemnification of directors and officers to the fullest extent provided by Delaware law, without qualification by its by-laws.

  . Holdco's certificate of incorporation clarifies the board of directors' authority to make, alter, amend or repeal by-laws, subject to alteration or repeal by the stockholders at any annual meeting or at a special meeting where notice has been provided of the proposed alteration or repeal; and

  . Holdco's by-laws provide for a maximum of seventeen directors, as opposed to a maximum of fifteen directors under our by-laws.

   The foregoing description is qualified in its entirety by reference to the certificate of incorporation and by-laws of Holdco which are attached to this proxy statement/prospectus as Appendix F and G, respectively.

$3.25 CONVERTIBLE PREFERRED STOCK

   If we complete the merger, pursuant to the merger agreement, we have the option to:

  . leave outstanding the Newmont $3.25 convertible preferred stock, in which case the Newmont $3.25 convertible preferred stock will be convertible, pursuant to its terms, into shares of Holdco common stock; or

  . exchange the outstanding shares of Newmont $3.25 convertible preferred stock for shares of Holdco $3.25 convertible preferred stock having the same preferences and rights with respect to Holdco, as the Newmont $3.25 convertible preferred has with respect to Newmont as of the date of the merger agreement.

   Under either of the above options, the holders of the convertible preferred stock (of either Holdco or the surviving corporation) will be entitled to vote along with the holders of common stock on all matters relating to Newmont (if we choose to leave outstanding the Newmont $3.25 convertible preferred stock) or Holdco (if we effect the exchange for Holdco convertible preferred stock). In either case, the aggregate voting power of the Holdco convertible preferred stock, as a class, or the Newmont convertible preferred stock, as a class, will be commensurate with the proportionate economic interest in Newmont of holders of Newmont convertible preferred stock, as a class, immediately prior to the completion of the merger.

   In general, absent dividend arrearages, the Newmont $3.25 convertible preferred stock does not currently have voting rights and will not obtain further voting rights if we do not complete the merger.

RIGHTS AGREEMENT

   As of the date that the merger is completed, Holdco anticipates that it will have entered into a rights agreement substantially similar to the Rights Agreement that is currently in place between Newmont and ChaseMellon Shareholder Services LLC.

   In general terms, the current rights agreement works by imposing a significant penalty upon any person or group that acquires 15% or more of the outstanding shares of Newmont common stock without the approval of the Newmont board of directors.

   Each outstanding share of Newmont common stock has attached to it a preferred share purchase right. In general, the rights do not become exercisable until 10 days after the public announcement that a person or group has become an "acquiring person" by obtaining beneficial ownership of 15% or more of the outstanding shares of Newmont common stock or 10 days (or a later date as determined by the Newmont board of directors) after a person or group commences a tender or exchange offer that would, if completed, result in that person becoming an acquiring person. We refer to the date when the rights become exercisable as the "distribution date." The Newmont board of directors may amend the terms of the rights agreement to lower the threshold at which a person or group becomes an acquiring person to as low as 10%.

   If a person or group becomes an acquiring person, all holders of rights, except the acquiring person, may, for $100, purchase shares of Newmont common stock with a market value of $200. If Newmont is later acquired in a merger or similar transaction after the distribution date, all holders of rights, except the acquiring person, may, for $100, purchase shares of the acquiring corporation with a market value of $200. After a person or group becomes an acquiring person, but before that acquiring person holds 50% or more of the Newmont common stock, the Newmont board of directors may extinguish the rights by exchanging one share of Newmont common stock or an equivalent security for each right, other than rights held by the acquiring person.

   The stockholder rights will cause substantial dilution to a person or group that attempts to acquire Newmont on terms not approved by the Newmont board of directors, except by means of an offer conditioned on a substantial number of rights being acquired. However, the rights should not interfere with any merger or other business combination approved by the Newmont board of directors, because, at any time prior to a person or group becoming an acquiring person, the rights may be redeemed by Newmont for $0.001 per right or the rights agreement may be amended so as not to apply to a transaction approved by the board of directors.

   The foregoing description of the rights is qualified in its entirety by the rights agreement that is attached as an exhibit to Newmont's registration statement on Form 8-A, dated September 6, 2000, which is incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" on page 131 for information on how to obtain this document.

           APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS IN THE MERGER

   Newmont stockholders will not be entitled to appraisal rights under the DGCL or any other applicable law in connection with the merger.

                BENEFICIAL OWNERSHIP OF DIRECTORS, OFFICERS AND
                        CERTAIN STOCKHOLDERS OF NEWMONT

   As of December 19, 2001, all directors and executive officers of Newmont as a group beneficially owned 3,864,166 shares of Newmont common stock, representing in the aggregate 2.0% of the outstanding shares of Newmont common stock. Unless otherwise noted, the nature of beneficial ownership of all such shares is sole voting and investment power.

   The following table sets forth the number of shares of Newmont common stock beneficially owned by Newmont's directors and executive officers as of December 19, 2001.

                                                     AMOUNT AND NATURE
                                                  OF BENEFICIAL OWNERSHIP
                                             ----------------------------
                         NAME OF BENEFICIAL
     TITLE OF CLASS             OWNER         DIRECT(1)         INDIRECT       PERCENT OF CLASS
     --------------      ------------------  ------------      ----------      ----------------
                         DIRECTORS
Common                   G. A. Barton               1,296                              *
Common                   V. A. Calarco              2,265                              *
Common                   R. C. Cambre           1,336,529                              *
Common                   J. T. Curry, Jr.           5,934/(2)/                         *
Common                   J. P. Flannery             9,225                              *
Common                   L. I. Higdon, Jr.          5,839                              *
Common                   R. J. Miller               3,277                              *
Common                   W. W. Murdy              506,836                              *
Common                   R. A. Plumbridge           8,974                              *
Common                   M. A. Qureshi              6,480                              *
Common                   M. K. Reilly              21,480/(3)/                         *
Common                   J. V. Taranik              6,807                              *
DIRECTOR TOTAL                                  1,914,942
                         EXECUTIVE OFFICERS
Common                   B. D. Banks               50,595                              *
Common                   J. A. S. Dow             364,427                              *
Common                   D. H. Francisco          374,177             206/(3)/         *
Common                   B. D. Hansen             212,442                              *
Common                   D. G. Karras             133,234                              *
Common                   L. T. Kurlander          440,523                              *
Common                   W. J. Mullin             339,785                              *
Common                   L. K. Wheeler             34,041                              *
EXECUTIVE OFFICERS TOTAL                        1,949,224
 ALL DIRECTORS AND EXECUTIVE OFFICERS
   AS A GROUP (22 IN GROUP)                     3,864,166             206            2.0%

--------
 * Less than 1%.
(1) Direct ownership includes shares that may be acquired under Newmont stock options within 60 days of the record date.
(2) Held by Mr. Curry as Trustee.
(3) 15,000 shares held by Mr. Reilly's IRA and 6,480 shares held by Michael K. Reilly Trust.
(4) 206 shares held by Mr. Francisco's wife.

CERTAIN BENEFICIAL STOCKHOLDERS OF NEWMONT

   Based on filings made with the SEC, certain beneficial shareholders of Newmont as of December 31, 2000 are as follows:

                                                      NUMBER OF   PERCENTAGE
                                                        SHARES    OF CLASS OF
                                                     BENEFICIALLY  RELEVANT
                NAME                  TITLE OF CLASS     HELD       SHARES
                ----                  -------------- ------------ -----------
Capital Research & Management Company  Common Stock   10,750,000      6.4%
FMR Corporation......................  Common Stock   17,290,080     10.3%

--------
Note: FMR Corporation is a parent company and the above figures include stock owned or controlled by its affiliated companies.

                                    EXPERTS

   The audited financial statements of Newmont Mining Corporation as of December 31, 2000 and 1999 and for each of the three years ended December 31, 2000 incorporated by reference in this document and elsewhere in this document have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

   The audited financial statements of Franco-Nevada Mining Corporation Limited as of March 31, 2001 and 2000 and for each of the three years ended March 31, 2001, as contained in Appendix E and elsewhere in this proxy statement/prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   Representatives of Arthur Andersen LLP, current independent certified accountants of Newmont, expect to be present at the Newmont special meeting and will be available to respond to appropriate questions from Newmont stockholders in attendance. Although these representatives have stated that they do not intend to make any statements at the Newmont special meeting, they will have the opportunity to do so.

                                 OTHER MATTERS

   Pursuant to the Newmont by-laws, the business that may be conducted at the Newmont special meeting is confined to the purpose described in the notice of special meeting of stockholders that accompanies this document.

                             STOCKHOLDER PROPOSALS

   For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2002 Newmont annual meeting, the proposal must have been received by us at our principal executive offices no later than December 1, 2001. We are not required to include in our proxy statement a form of proxy or stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC. For the 2003 annual meeting, you should look in our 2002 proxy statement for information.

   In addition, under our by-laws, Newmont stockholders must give advance notice of nominations for director or other business to be addressed at the annual meeting not later than the close of business on December 31, 2001 and not earlier than December 1, 2001. The advance notice must be delivered to the Secretary at our principal executive offices.

                      WHERE YOU CAN FIND MORE INFORMATION

WHERE YOU CAN FIND MORE INFORMATION ON NEWMONT

   We file annual, quarterly and special reports, proxy statement and other information with the U.S. Securities and Exchange Commission (SEC). You may read and copy any reports, statements or other information we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

   We filed a registration statement on Form S-4 to register with the SEC the shares of Holdco common stock to be issued to Newmont stockholders in connection with the restructuring. This proxy statement is part of that registration statement and constitutes a prospectus of Newmont. As allowed by the SEC rules, this proxy statement/prospectus document does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

   The SEC allows us to "incorporate by reference" information into this proxy statement/prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in, or incorporated by reference in, this document. This document incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about our companies and their finances.

Newmont SEC Filings(File No.
           1-2516)                           Period or Description
------------------------------ -------------------------------------------------
Annual Report on Form 10-K     Fiscal year ended December 31, 2000

Quarterly Reports on Form 10-Q Quarterly periods ended March 31, 2001, June 30,
                               2001 and September 30, 2001

Current Reports on Form 8-K    Filed on January 22, 2001, May 9, 2001, May 14,
                               2001, November 14, 2001 (as amended by Form
                               8-K/A filed on November 16, 2001) and November
                               27, 2001

Proxy Statement on Schedule
14A                            Filed on March 30, 2001

Registration Statement on      The description of Newmont common stock,
Form S-3, filed on July 25,    including any amendment or report filed with the
2001                           SEC for the purpose of updating that description.

Registration Statement on
Form 8-A, filed on September   Description of Newmont preferred share purchase
6, 2000                        rights

   We are also incorporating by reference additional documents that we file with the SEC between the date of this document and completion of the transactions.

   Any statement contained in this document, or in a document incorporated herein by reference, shall be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent it is modified or superseded by a statement contained in any subsequently filed document incorporated by reference. When that happens, the modified or superseded part of the original statement is not a part of this document.

   You can obtain documents incorporated by reference in this document from the SEC. Documents incorporated by reference by us are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this document. You may obtain documents incorporated by reference by us in this document by contacting us at the address and telephone number below:

                              Investor Relations
                          Newmont Mining Corporation
                              1700 Lincoln Street
                            Denver, Colorado 80203
                             Tel.: (303) 863-7414

   If you would like to request documents, please do so promptly to receive them before the special meetings. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

   You may also find additional information regarding us on our website at http://www.newmont.com.

WHERE YOU CAN FIND MORE INFORMATION ON NORMANDY

   As a reporting issuer in the Province of Ontario, Normandy is required to file with the Ontario Securities Commission its periodic disclosure documents, such as its annual audited financial statements, unaudited interim financial statements, proxy materials and material change reports. These documents are available through the internet on the System for Electronic Document Analysis and Retrieval (SEDAR), which can be accessed at http://www.sedar.com.

   Ordinary shares of Normandy are listed on the ASX under the symbol "NDY" and Normandy ADSs are listed on the TSE under the symbol "NDY." You may consult reports and other information about Normandy that it files pursuant to the rules of the ASX and the TSE at the offices of the ASX, ASIC and the TSE.

   For selected excerpts from Normandy's publicly available documents, see Appendix D. You may also find additional information on Normandy on its website at http://www.normandy.com.au.

WHERE YOU CAN FIND MORE INFORMATION ON FRANCO-NEVADA

   As a reporting issuer (or its equivalent) in each of the provinces of Canada, Franco-Nevada is required to file with the various securities commissions or similar authorities its periodic disclosure documents, such as its annual audited financial statements, unaudited interim financial statements, annual reports, annual information forms, proxy materials and material change reports. These documents are available through the internet on the System for Electronic Document Analysis and Retrieval (SEDAR), which can be accessed at http://www.sedar.com.

   Securities of Franco-Nevada are listed on the TSE and the CDNX. You may consult reports and other information about Franco-Nevada that it files pursuant to the rules of the TSE and CDNX at the offices of the TSE and the CDNX or you can access their websites at http://www.tse.com and http://www.cdnx.com.

   You may also find additional information on Franco-Nevada on its website at http://www.franco-nevada.com.

   WE HAVE AUTHORIZED NO ONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE MATTERS DESCRIBED IN THIS DOCUMENT OR OUR COMPANIES THAT DIFFERS FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN THE DOCUMENTS OUR COMPANIES HAVE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE SHOULD GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

   IF YOU LIVE IN A JURISDICTION IN WHICH IT IS UNLAWFUL TO OFFER TO EXCHANGE OR SELL, OR TO ASK FOR OFFERS TO EXCHANGE OR BUY, THE SECURITIES OFFERED BY THIS DOCUMENT, OR TO ASK FOR PROXIES, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT SUCH ACTIVITIES, THEN THE OFFER PRESENTED BY THIS DOCUMENT DOES NOT EXTEND TO YOU.

   THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                                                                     APPENDIX A

                    [FORM OF] AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER, dated as of [   ] [ ], 2002 (the "AGREEMENT"),
by and among Newmont Mining Corporation, a Delaware corporation ("NEWMONT"), Delta Holdco Corp., a Delaware corporation and a wholly owned subsidiary of Newmont ("HOLDCO"), and Delta Acquisitionco Corp., a Delaware corporation and a wholly owned subsidiary of Holdco ("ACQUISITIONCO").

                                  WITNESSETH:

   WHEREAS, the Board of Directors of Newmont (the "BOARD") has determined that it is advisable and in the best interests of Newmont and its stockholders for Newmont to effect a restructuring through the merger of Acquisitionco with and into Newmont, with Newmont as the surviving corporation (the "MERGER"), upon the terms and subject to the condition set forth in this Agreement, whereby (1) each issued and outstanding share of common stock, par value $1.60 per share, of Newmont ("NEWMONT COMMON STOCK") will be converted into one share of common stock, par value $1.60 per share, of Holdco ("HOLDCO COMMON STOCK"), and (2) unless the Board resolves otherwise pursuant to Section 2.1(b) hereof, each issued and outstanding share of $3.25 Convertible Preferred Stock, par value $5.00 per share, of Newmont ("NEWMONT CONVERTIBLE PREFERRED STOCK") will be converted into one share of $3.25 Convertible Preferred Stock, par value $5.00 per share, of Holdco ("HOLDCO CONVERTIBLE PREFERRED STOCK");

   WHEREAS, upon consummation of the Merger, Newmont will become a wholly owned subsidiary of Holdco, which has been formed by Newmont for the purpose of effecting the Merger and Holdco will change its name to "Newmont Mining Corporation;"

   WHEREAS, the Board of Directors of Acquisitionco has determined that the Merger is advisable and in the best interests of Acquisitionco and Holdco as its sole stockholder; and

   WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Merger, taken together with the share exchange contemplated by the Arrangement Agreement, dated as of November 14, 2001, by and between Newmont and Franco-Nevada Mining Corporation Limited, and the off-market bid by Newmont for the ordinary shares in the capital of Normandy Mining Limited, shall qualify as an exchange described in Section 351 of the Code.

   NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereto agree as follows:

1. MERGER

   1.1 THE MERGER. Upon the terms and subject to the condition set forth in this agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Acquisitionco shall be merged with and into Newmont at the Effective Time. Following the Merger, the separate corporate existence of Acquisitionco shall cease and Newmont shall continue as the surviving corporation.

   1.2 CLOSING. The closing of the Merger (the "CLOSING") will take place on a date that is mutually acceptable to the parties hereto after satisfaction of the condition set forth in Article 3 (the actual time and date of the Closing being referred to herein as the "CLOSING DATE"). The Closing shall be held at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, unless another place is agreed to by the parties hereto.

   1.3 EFFECTIVE TIME. As soon as practicable following the satisfaction of the condition set forth in Article 3, at the Closing the parties shall (i) file a certificate of merger (the "CERTIFICATE OF MERGER") in such form as is required by and executed in accordance with the relevant provisions of the DGCL and (ii) make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State or at such subsequent time as the parties hereto shall agree and as shall be specified in the Certificate of Merger (the date and time the Merger becomes effective being the "EFFECTIVE TIME").

   1.4 EFFECTS OF THE MERGER.

      a. GENERALLY. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL and other applicable law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Newmont and Acquisitionco shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Newmont and Acquisitionco shall become the debts, liabilities and duties of the Surviving Corporation.

      b. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Restated Certificate of Incorporation of Newmont as the Surviving Corporation shall be amended in the merger to read as set forth in Exhibit A. The by-laws of Acquisitionco as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, until thereafter changed or amended as provided therein or by applicable law.

      c. OFFICERS AND DIRECTORS. The officers of Acquisitionco as of the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or otherwise ceasing to be an officer or until their respective successors are duly appointed and qualified. The directors of Acquisitionco as of the Effective Time shall become the directors of the Surviving Corporation, which individuals will serve as directors of the Surviving Corporation until the earlier of their resignation or removal or otherwise ceasing to be a director or until their respective successors are duly elected and qualified.

      d. Upon completion of the merger, Holdco shall change its name to "Newmont Mining Corporation."

2. CONVERSION OF STOCK

   2.1 EFFECT ON CAPITAL STOCK.

      a. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Newmont Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of Holdco Common Stock.

      b. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Newmont Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of Holdco Convertible Preferred Stock; provided, however, that if at any time prior to the Effective Time, the Board adopts a resolution so providing, the shares of Newmont Convertible Preferred Stock shall not be converted into shares of Holdco Convertible Preferred Stock but shall remain outstanding as shares of Newmont Convertible Preferred Stock (in such event, such shares prior, at and after the Effective Time hereinafter referred to as the "Remaining Convertible Preferred Stock"). Any holder of Newmont Convertible Preferred Stock shall have the right to receive a copy of such resolution. Prior to the Effective Time, the Board shall take all necessary action to provide that Holdco Convertible Preferred Stock or, if such resolution is adopted, Remaining Convertible Preferred Stock, as the case may be, shall have, MUTATIS MUTANDIS, exactly the same voting powers, preferences and relative, participating, optional or other special rights, if any, and exactly the same qualifications, limitations or restrictions as the Newmont Convertible Preferred Stock outstanding as of the date hereof; except that, in either case, the respective certificates of designation shall provide that the holders of Holdco Convertible Preferred Stock or, if such resolution is adopted, of the Remaining Convertible Preferred Stock, as the case may be, shall be entitled (in the case of the Remaining Convertible Preferred Stock, immediately prior to the Effective Time (or such earlier time as is determined by the Board prior to the Effective Time) and at all times thereafter) to vote together as a single class with the holders of common stock on all matters submitted to the stockholders of Holdco or Newmont, as the case may be. In either the aggregate voting power of the Holdco Convertible Preferred Stock, as a class, or, if such a resolution is adopted, the Remaining Convertible Preferred Stock, as a class, shall be commensurate with the proportionate economic interest in Newmont held by the holders of Newmont Convertible Preferred Stock, as a class, immediately prior to the Effective Time (or such earlier time as is determined by the Board prior to the Effective Time).

      c. Each share of Holdco Common Stock issued and held by Newmont at the Effective Time shall cease to be outstanding and shall be cancelled and retired and no consideration shall be delivered in exchange therefor.

      d. Each share of common stock, par value $0.01 per share, of Acquisitionco ("ACQUISITIONCO COMMON STOCK") issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation as of the Effective Time.

      e. At the Effective Time: (A) each certificate theretofore representing shares of Newmont Common Stock shall, without any action on the part of Newmont, Holdco or the holder thereof, represent, and shall be deemed to represent from and after the Effective Time, the number of shares of Holdco Common Stock as determined in accordance with Section 2.1(a) and shall cease to represent any rights in any shares of capital stock of Newmont; (B) each holder of a certificate which, prior to the Effective Time, represented shares of Newmont Common Stock shall cease to have any rights with respect to any shares of Newmont Common Stock and (C) former holders of Newmont Common Stock shall, from and after the Effective Time, be deemed to be holders of the shares of Holdco Common Stock into which such shares of Newmont Common Stock have been converted pursuant to Section 2.1 hereof.

      f. At the Effective Time, unless the Board resolves pursuant to Section 2.1(b) hereof that the shares of Newmont Convertible Preferred Stock shall not be converted into shares of Holdco Convertible Preferred Stock but shall remain outstanding as shares of Convertible Preferred Stock of the Surviving
   Corporation: (A) each certificate theretofore representing shares of Newmont Convertible Preferred Stock shall, without any action on the part of Newmont, Holdco or the holder thereof, represent, and shall be deemed to represent from and after the Effective Time, the number of shares of Holdco Convertible Preferred Stock as determined in accordance with Section 2.1(b) and shall cease to represent any rights in any shares of capital stock of Newmont; (B) each holder of a certificate which, prior to the Effective Time, represented shares of Newmont Convertible Preferred Stock shall cease to have any rights with respect to any shares of Newmont Convertible Preferred Stock and (C) such former holders of Newmont Convertible Preferred Stock shall, from and after the Effective Time, be deemed to be holders of the shares of Holdco Convertible Preferred Stock into which such shares of Newmont Convertible Preferred Stock have been converted pursuant to Section
   2.1 hereof.

   2.2 TREATMENT OF OPTIONS AND OTHER STOCK COMPENSATION

      a. OPTIONS TO PURCHASE COMMON STOCK. At the Effective Time, each option to purchase or deferred stock award with respect to a number of shares of Newmont Common Stock (a "NEWMONT STOCK OPTION" or "NEWMONT DEFERRED STOCK AWARD," as the case may be) that is then outstanding and unexercised shall cease to represent a right with respect to shares of Newmont Common Stock and shall be converted automatically into an option to purchase or a deferred stock award with respect to the same number of shares of Holdco Common Stock (a "HOLDCO STOCK OPTION" or "HOLDCO DEFERRED STOCK AWARD," as the case may be), and Holdco shall assume each such Holdco Stock Option and Holdco Deferred Stock Award, subject to the terms of the plan and agreement under which each such Newmont Stock Option or Newco Deferred Stock Award was issued. Effective as of the Effective Time, Holdco shall assume each plan, program or arrangement pursuant to which Newmont grants options, equity or equity-based awards to its employees (the "EQUITY PLANS") and may modify the Equity Plans to provide that awards with respect to shares of Holdco Common Stock may be granted by Holdco pursuant to the terms thereof.

3. CONDITION.

   The obligations of the parties hereto to consummate the Merger and the other transactions contemplated hereby are conditioned upon the adoption of Newmont's stockholders of this Agreement by the requisite vote of the holders of Newmont Common Stock (the "NEWMONT STOCKHOLDER APPROVAL").

4. TERMINATION OF AGREEMENT.

   This Agreement may be terminated before the Effective Time for any reason by any of the parties hereto, notwithstanding the adoption thereof by the stockholders of Newmont, by written notice to the non-terminating parties. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of Newmont, Acquisitionco, Holdco or the directors, officers, employees, agents or stockholders of any of them.

5. MISCELLANEOUS

   5.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws or principles thereof.

   5.2 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after the Newmont Stockholder Approval, but, after any such approval, no amendment shall be made which by law or in accordance with the rules of any relevant stock exchange requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          NEWMONT MINING CORPORATION

                                          By: _________________________________
                                          Name:  Britt D. Banks
                                          Title: Vice President, General
                                                 Counsel and Secretary

                                          DELTA ACQUISITIONCO CORP.

                                          By: _________________________________
                                          Name:  Britt D. Banks
                                          Title: Vice President and Secretary

                                          DELTA HOLDCO CORP.

                                          By: _________________________________
                                          Name:  Britt D. Banks
                                          Title: Vice President, General
                                                 Counsel and Secretary

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                     APPENDIX B



                             ARRANGEMENT AGREEMENT

                                    BETWEEN

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                                      AND

                          NEWMONT MINING CORPORATION

                               NOVEMBER 14, 2001



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     No.
                                                                     ----
        1. The Arrangement and its Announcement.....................   1
           A.  Process Regarding Franco-Nevada......................   2
           B.  Process Regarding Newmont............................   2
           C.  Circulars............................................   3
           D.  Public Announcement..................................   3

        2. Conditions to the Arrangement............................   3
           A.  Mutual Conditions....................................   3
           B.  Conditions in Favour of Franco-Nevada................   3
           C.  Conditions in Favour of Newmont......................   3
           D.  Satisfaction, Waiver and Release of Conditions.......   3

        3. Representations and Warranties...........................   3
           A.  Representations and Warranties of Franco-Nevada......   3
           B.  Representations and Warranties of Newmont............   4
           C.  Survival of Representations, Warranties and Covenants   4
           D.  Exchangeable Shares Held by New Newmont..............   4

        4. Implementation...........................................   4
           A.  General..............................................   4
           B.  Options..............................................   5
           C.  Defence of Proceedings...............................   5
           D.  Waiver of Shareholder Rights Plan....................   6
           E.  Securities Law Compliance and Related Covenants......   6
           F.  Registrar and Transfer Agent.........................   6
           G.  Access to Information; Confidentiality...............   7
           H.  Duty to Inform.......................................   7
           I.  Governance...........................................   7
           J.  Board Recommendations................................   7
           K.  Affiliate Letters....................................   8

        5. Conduct of Business......................................   8
           A.  Conduct of Business by Franco-Nevada.................   8
           B.  Conduct of Business by Newmont.......................  10

        6. Alternative Transactions.................................  12
           A.  Non-Solicitation; Adverse Acts.......................  12
           B.  Permitted Actions....................................  12
           C.  Notification of Acquisition Proposal.................  12
           D.  Access to Information................................  13
           E.  Implementation of Superior Proposal..................  13
           F.  Response by Newmont..................................  13
           G.  General..............................................  14

        7. Termination and Amendment of Agreement...................  14
           A.  Termination..........................................  14
           B.  Amendment............................................  15
           C.  Mutual Understanding Regarding Amendments............  16
           D.  Approval of Amendments...............................  16

        8. Termination Payments.....................................  16
           A.  Payment to Newmont...................................  16
           B.  Payment to Franco-Nevada.............................  16

                                                           Page
                                                           No.
                                                           ----
                  9. Confidentiality and Public Disclosure  16

                 10. General..............................  17
                     A.     Definitions...................  17
                     B.     Assignment....................  17
                     C.     Binding Effect................  17
                     D.     Representatives...............  17
                     E.     Responsibility for Expenses...  17
                     F.     Time..........................  17
                     G.     Notices.......................  17
                     H.     Governing Law.................  18
                     I.     Injunctive Relief.............  19
                     J.     Currency......................  19
                     K.     Accounting Matters............  19
                     L.     Knowledge.....................  19
                     M.     Entire Agreement..............  19
                     N.     Further Assurances............  19
                     O.     Waivers and Modifications.....  19
                     P.     Schedules.....................  19
                     Q.     Counterparts..................  20
                     R.     Date For Any Action...........  20
                     S.     Interpretation................  20
                     T.     Severability..................  20

                             ARRANGEMENT AGREEMENT

   THIS AGREEMENT made this 14th day of November, 2001.

BETWEEN:

          FRANCO-NEVADA MINING CORPORATION LIMITED, a corporation incorporated under the laws of Canada, ("FRANCO-NEVADA"),

          --AND--

          NEWMONT MINING CORPORATION, a corporation incorporated under the laws of Delaware, ("NEWMONT")

   WHEREAS:

   A. The authorized capital of Franco-Nevada consists of an unlimited number of common shares and an unlimited number of First Preference Shares issuable in series, of which 158,920,430 common shares and no First Preference Shares are issued and outstanding as fully paid and non-assessable;

   B. There are no options, warrants or other securities outstanding that require the issue or sale of any securities of Franco-Nevada, other than the Franco-Nevada Stock Options to acquire an aggregate of 5,040,356 common shares, Franco-Nevada Class A Warrants to acquire an aggregate of 8,985,344 common shares and Franco-Nevada Class B Warrants to acquire an aggregate of 6,571,953 common shares;

   C. Newmont proposes to acquire, through related entities (to be formed by Newmont), all of the Franco-Nevada Shares pursuant to the Arrangement as provided for in this agreement;

   D. Newmont proposes to acquire, through a related entity (to be formed by Newmont), all of the issued and outstanding shares in the capital of Normandy;

   E. The board of directors of Franco-Nevada, after receiving the Fairness Opinion and legal advice and after considering other factors, has determined that it would be advisable and in the best interests of Franco-Nevada and the Franco-Nevada Shareholders for it to enter into this agreement, to support and implement the Transactions and to recommend that Franco-Nevada Shareholders vote in favour of the Arrangement; and

   F. The parties intend that the Transactions shall qualify as reorganizations within the meaning of Section 368(a) of the Code and/or as exchanges that, taken together with the contemplated acquisition of Normandy, are described in
Section 351 of the Code.

   NOW THEREFORE in consideration of the mutual covenants set out in this agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Franco-Nevada and Newmont agree that:

1. THE ARRANGEMENT AND ITS ANNOUNCEMENT

A. PROCESS REGARDING FRANCO-NEVADA.

   Subject to the terms and conditions of this agreement:

      (a) as soon as practicable after the execution of this agreement, and in any event before January 15, 2002, Franco-Nevada shall, in a manner acceptable to Newmont, apply to the Court pursuant to (S)192 of the Act for the Interim Order;

      (b) provided the Interim Order has been obtained, Franco-Nevada shall, in a manner acceptable to Newmont, call and hold the Franco-Nevada Special Meeting as soon as reasonably practicable after the Interim Order has been obtained, and in any event before February 28, 2002, and, in connection with the Franco-Nevada Special Meeting, ensure that the Franco-Nevada Circular contains all information necessary to permit Franco-Nevada Shareholders to make an informed judgement about the Arrangement;

      (c) after having called the Franco-Nevada Special Meeting, Franco-Nevada shall not, without the prior written consent of Newmont, adjourn, postpone or cancel the Franco-Nevada Special Meeting;

      (d) Franco-Nevada shall, subject to the prior review and written approval of Newmont, prepare, file and distribute the Franco-Nevada Circular and such other documents (including documents required by the TSE and the OSC or applicable Law) as may be necessary or desirable to permit Franco-Nevada Shareholders to vote on the Arrangement;

      (e) provided the Arrangement is approved at the Franco-Nevada Special Meeting as set out in the Interim Order, as soon as reasonably practicable thereafter at a time determined with Newmont, Franco-Nevada shall forthwith, in a manner acceptable to Newmont, take the necessary steps to submit the Arrangement to the Court and apply for the Final Order in such manner as the Court may direct;

      (f) provided the Final Order is obtained and the conditions set out in
   (S)2 have been satisfied or waived, Franco-Nevada shall send to the Director, for endorsement and filing by the Director, articles of arrangement and such other documents as may be required under the CBCA to give effect to the Arrangement; and

      (g) provided the Final Order is obtained and the conditions set out in
   (S)2 have been satisfied or waived, the Support Agreement and the Voting and Exchange Trust Agreement shall be executed.

B. PROCESS REGARDING NEWMONT.

   Newmont shall take all action necessary to cause a meeting of its shareholders to be duly called and held for the purposes of voting on all matters required by the Delaware General Corporation Law and the rules of the NYSE in order to consummate the transactions contemplated by this agreement. Such shareholders meeting shall be held at the earliest practicable time following the Franco-Nevada Special Meeting, subject to compliance with all applicable Law. In connection with its shareholders meeting, Newmont shall (i) mail all necessary documents to its shareholders as promptly as practicable, including the Newmont Circular, (ii) use all reasonable efforts to obtain the necessary approvals to consummate the transactions contemplated by this agreement and (iii) otherwise comply with all applicable legal requirements to hold the Newmont shareholder meeting and consummate the transactions contemplated by this agreement.

C. CIRCULARS.

   Franco-Nevada shall, subject to the prior review and written approval of Newmont, prepare the Franco-Nevada Circular (including supplements or amendments thereto) and cause the Franco-Nevada Circular (including supplements or amendments thereto) to be distributed in accordance with applicable Law. Newmont shall furnish to Franco-Nevada all information regarding itself, its Subsidiaries and its directors, officers and shareholders as may reasonably be required to be included in the Franco-Nevada Circular pursuant to applicable Laws. Each of Franco-Nevada and Newmont shall:

      (a) ensure that all information provided by it or on its behalf that is contained in the Franco-Nevada Circular does not contain any misrepresentation or any untrue statement of a material fact or omit to state a material fact required to be stated in the Franco-Nevada Circular that is necessary to make any statement that it contains not misleading in light of the circumstances in which it is made; and

      (b) promptly notify the other if, at any time before the Effective Time, it becomes aware that the Franco-Nevada Circular, any document delivered to the Court in connection with the application for the Interim Order or Final Order or delivered to Franco-Nevada Shareholders in connection with the Franco-Nevada Special Meeting or any other document contemplated by (S)1.A contains a misrepresentation, an untrue statement of material fact, omits to state a material fact required to be stated in those documents that is necessary to make any statement it contains not misleading in light of the circumstances in which it is made or that otherwise requires an amendment or a supplement to those documents.

   Franco-Nevada shall furnish to Newmont all information regarding itself, its Subsidiaries and its directors, officers and shareholders as may reasonably be required to be included in the Newmont Circular pursuant to applicable Laws. Newmont shall provide Franco-Nevada with the opportunity to review the Newmont Circular prior to its submission to the SEC and its dissemination. Each of Newmont and Franco-Nevada shall:

      (a) ensure that the information provided by it or on its behalf that is contained in the Newmont Circular does not contain any untrue statements of a material fact or omit to state a material fact required to be stated in the Newmont Circular or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

      (b) promptly notify the other if, at any time before the Effective Time, it becomes aware that the Newmont Circular, any document delivered to Newmont Shareholders in connection with the Newmont Special Meeting or any other document contemplated by (S)1.B contains any untrue statements of a material fact or omits to state a material fact required to be stated in those documents or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or otherwise requires an amendment or supplement.

D. PUBLIC ANNOUNCEMENT.

   Immediately after the execution of this agreement, Franco-Nevada and Newmont shall issue a joint public announcement, announcing the entering into of this agreement and the Transactions, which announcement shall be in form and substance acceptable to each of them.

2. CONDITIONS TO THE ARRANGEMENT

A. MUTUAL CONDITIONS.

   The respective obligations of Franco-Nevada and Newmont to complete the Arrangement shall be subject to the fulfilment, or the waiver by each of Franco-Nevada and Newmont, on or before the Outside Date, of the conditions set forth in Schedule C, each of which may be waived by mutual consent of Franco-Nevada and Newmont, in whole or in part. For greater certainty, the conditions set forth in Schedule C are inserted for the benefit of each of the parties to this agreement and may be waived by mutual consent of Franco-Nevada and Newmont, in whole or in part, in their sole discretion.

B. CONDITIONS IN FAVOUR OF FRANCO-NEVADA.

   The obligations of Franco-Nevada to complete the Arrangement shall be subject to the fulfilment, or the waiver by Franco-Nevada, on or before the Outside Date, of the conditions set forth in Schedule D, each of which is for the exclusive benefit of Franco-Nevada and may be waived by Franco-Nevada alone, at any time, in whole or in part, in its sole discretion.

C. CONDITIONS IN FAVOUR OF NEWMONT.

   The obligations of Newmont to complete the Arrangement shall be subject to the fulfilment, or the waiver by Newmont, on or before the Outside Date, of the conditions set out in Schedule E, each of which is for the exclusive benefit of Newmont and may be waived by Newmont alone, at any time, in whole or in part, in its sole discretion.

D. SATISFACTION, WAIVER AND RELEASE OF CONDITIONS.

   Upon the issuance of a certificate of arrangement in respect of the Arrangement by the Director in accordance with the Final Order and the CBCA, the conditions provided for in this section shall be deemed conclusively to have been satisfied, waived or released.

3. REPRESENTATIONS AND WARRANTIES

A. REPRESENTATIONS AND WARRANTIES OF FRANCO-NEVADA.

   Franco-Nevada represents and warrants to Newmont as to those matters set forth in Schedule F (and acknowledges that Newmont is relying on such representations and warranties in entering into this agreement and completing the Transactions).

B. REPRESENTATIONS AND WARRANTIES OF NEWMONT.

   Newmont represents and warrants to Franco-Nevada as to those matters set forth in Schedule G (and acknowledges that Franco-Nevada is relying on such representations and warranties in entering into this agreement and completing the Transactions).

C. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

   The representations, warranties and covenants of Franco-Nevada and Newmont contained in this agreement or in any instrument delivered pursuant to this agreement shall merge upon, and shall not survive, the Effective Date; provided that this (S)3.C shall not limit any covenant or agreement of the parties, which by its terms contemplates performance after the Effective Time.

D. EXCHANGEABLE SHARES HELD BY NEW NEWMONT.

   If New Newmont (or a successor thereto) is a "specified financial institution" for purposes of the ITA, any Exchangeable Shares held by New Newmont, or a corporation related to New Newmont, will not be redeemed or cancelled if such redemption or cancellation would result in any holder of an Exchangeable Share (other than a Newmont corporation) holding more than 10% of the issued and outstanding Exchangeable Shares.

4. IMPLEMENTATION

A. GENERAL.

   The Transactions are intended, subject to the terms and conditions hereof and thereof, to result in:

  . in respect of any Franco-Nevada Shareholder who elects pursuant to the terms of Section 2.3 of the Plan of Arrangement, the acquisition by NSULC and Acquisitionco of all of the issued shares of a Holdco in consideration of, at the option of the holder of such Holdco Shares, either:

     (i) if the Holdco Shares are sold to Acquisitionco, 0.80 Exchangeable Shares per Franco-Nevada Share owned by the Holdco, or

    (ii) if the Holdco Shares are sold to NSULC, 0.80 Newmont Shares per Franco-Nevada Share owned by the Holdco;

  . in any other case, the acquisition by NSULC and Acquisitionco of all of the issued and outstanding Franco-Nevada Shares from the holders of those shares (other than Franco-Nevada Shares owned by Holdcos) in consideration of, at the option of the holder, either:

     (i) 0.80 Exchangeable Shares per Franco-Nevada Share acquired by Acquisitionco, or

    (ii) 0.80 Newmont Shares per Franco-Nevada Share acquired by NSULC, and cash in lieu of fractional shares; and

  . condition (f) of Schedule C being satisfied as soon as reasonably practicable.

Subject to the provisions of the Plan of Arrangement, Acquisitionco agrees to execute joint elections under subsection 85(1) or 85(2) of the ITA or any equivalent provincial legislation in respect of the acquisition of Franco-Nevada Shares or Holdco Shares by Acquisitionco. In addition, each of Franco-Nevada and Newmont shall (and shall cause its Subsidiaries to) use all efforts to satisfy each of the conditions precedent to be satisfied by it, as soon as practical and in any event before the Effective Date, and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable to permit the completion of the Transactions in accordance with the Arrangement, this agreement, the agreements that it contemplates and applicable Law, and to cooperate with each other in connection therewith (provided, however, that, with respect to Canadian provincial or territorial qualifications, neither Newmont nor New Newmont shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where it is not now so subject, except as to matters and transactions arising solely from the issuance of the Exchangeable Shares and the Newmont Shares), including using all efforts to:

      (a) provide notice to, and obtain all waivers, consents, permits, licenses, authorizations, orders, approvals and releases necessary or desirable to complete the Transactions from, Agencies and other persons, including parties to agreements, understandings or other documents to which each of Franco-Nevada and Newmont (and its respective Subsidiaries) is a party or by which it or its properties is bound or affected (including loan agreements, shareholder agreements, leases, pledges, guarantees and security), the failure of which to provide or obtain would prevent the completion of the Arrangement or which, individually or in the aggregate, could reasonably be expected to be Materially Adverse to either Franco-Nevada or Newmont and their respective Subsidiaries, in each case taken as a whole;

      (b) obtain the Interim Order and the approval of Franco-Nevada Shareholders at the Franco-Nevada Special Meeting at the earliest practicable date, as specified in the Interim Order and the Final Order;

      (c) effect or cause to be effected all registrations and filings and submissions of information necessary or desirable to complete the Transactions or requested of it by Agencies, the failure of which to obtain could reasonably be expected to prevent the completion of the Transactions or could reasonably be expected to be Materially Adverse to either Franco-Nevada or Newmont and their respective Subsidiaries, in each case taken as a whole; and

      (d) keep the other reasonably informed as to the status of the proceedings related to obtaining the Regulatory Approvals, including providing the other with copies of all related applications and notifications.

B. OPTIONS.

   (a) Franco-Nevada shall take all necessary actions and do all things necessary to ensure that, in accordance with the terms of the Franco-Nevada Options, each holder of a Franco-Nevada Option shall be entitled to receive after the Effective Time upon the subsequent exercise of such holder's Franco-Nevada Option, in accordance with its terms, and shall accept in lieu of the number of Franco-Nevada Shares to which such holder was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, the aggregate number of Newmont Shares that such holder would have been entitled to receive as a result of the Transactions if, on the Effective Date, such holder had been the registered holder of the number of Franco-Nevada Shares to which such holder was theretofore entitled upon such exercise. For example, a holder of ten Franco-Nevada Class A Warrants would be entitled to receive new warrants bearing the same terms and conditions, except that such warrants would be exercisable for 32 (i.e., 10 x 4 x 0.80) Newmont Shares for a total exercise price of $200.

   (b) As soon as practicable following the Effective Date, but it no event later than 20 days after the Effective Date, Newmont shall, to the extent required, file with the SEC a registration statement on Form S-8 (or other appropriate form) under the Securities Act with respect to the Newmont Shares issued pursuant to Section 4.B(a) with respect to Franco-Nevada Options. Newmont shall take all necessary action to ensure that a sufficient number of Newmont Shares are reserved for issuance upon the exercise of Franco-Nevada Options as contemplated by Section 4.B(a). In addition, Newmont shall take all necessary action to cause Newmont equity securities issued in connection with the Arrangement to the holders of Franco-Nevada Options who become executive officers or directors of Newmont to be exempt from Section 16(b) of the Securities Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

C. DEFENCE OF PROCEEDINGS.

   Each of Franco-Nevada and Newmont shall vigorously defend, or shall cause to be vigorously defended, any lawsuits or other legal proceeding brought against it or any of its Subsidiaries or their respective directors, officers or shareholders challenging this agreement or the completion of the Transactions. Neither Franco-Nevada nor Newmont shall settle or compromise (or permit any of their respective Subsidiaries to compromise or settle) any claim brought in connection with the Transactions, without the prior written consent of the other.

D. WAIVER OF SHAREHOLDER RIGHTS PLAN.

   Franco-Nevada hereby confirms, acknowledges and agrees that the board of directors of Franco-Nevada has approved the Transactions and has, acting in good faith, determined it to be necessary and desirable to extend the Separation Time (as defined therein) under the Franco-Nevada Rights Agreement until after the vote by the Franco-Nevada Shareholders on the Arrangement at the Franco-Nevada Special Meeting and to obtain the consent of Franco-Nevada Shareholders to waive the Franco-Nevada Rights Agreement so that neither the entering into nor delivery of this agreement, the Arrangement or the other agreements contemplated hereby nor the consummation of all or any part of the Transactions shall constitute a Flip-in Event (as defined in the Franco-Nevada Rights Agreement), and Franco-Nevada has done all such acts and executed and delivered all such documents and instruments that are required in order to extend the Separation Time, including providing the Rights Agent (as defined in the Franco-Nevada Rights Agreement) with notice in writing of such extension.

E. SECURITIES LAW COMPLIANCE AND RELATED COVENANTS.

   Newmont shall use its best efforts (which, for greater certainty, shall not require Newmont to consent to a term or condition of an approval or consent which Newmont reasonably determines could have a Materially Adverse effect on Newmont or its Subsidiaries):

      (a) to obtain all orders required from the applicable Canadian securities regulatory Agencies to permit the first resale of:

          (i) the Exchangeable Shares issued pursuant to the Arrangement; and

          (ii) the Newmont Shares issued from time to time upon exchange of the Exchangeable Shares,

   in each case without qualification with or approval of or the filing of any prospectus, or the taking of any proceeding with, or the obtaining of any further order, ruling or consent from, any securities regulatory Agency in any of the provinces of Canada (other than, with respect to such first resales, any restrictions on transfer by reason of, among other things, a holder being a "control person" of Newmont or Acquisitionco or Callco (as defined in the provisions attaching to the Exchangeable Shares) for purposes of Canadian federal, provincial or territorial securities Laws or equivalent Laws of the United States or any of its states);

      (b) to cause the Exchangeable Shares to be listed and posted for trading on the TSE by the Effective Time and to take reasonable steps to maintain such listings for so long as there are Exchangeable Shares outstanding (other than those securities held by Newmont or any of its affiliates);

      (c) take reasonable steps to ensure that Acquisitionco has, at the Effective Time and for so long as there are Exchangeable Shares outstanding (other than those Exchangeable Shares held by Newmont or any of its affiliates), a "substantial Canadian presence" within the meaning of subsection 206(1.1) of the ITA;

      (d) take reasonable steps to cause the listing and admission to trading on NYSE of the Newmont Shares to be issued at the Effective Time and from time to time (i) upon exchange of the Exchangeable Shares, and (ii) upon the exercise of the Franco-Nevada Options; and

      (e) take reasonable steps to ensure that Acquisitionco is, at the Effective Time and for so long as there are Exchangeable Shares outstanding (other than those Exchangeable Shares held by Newmont or any of its affiliates), a "taxable Canadian corporation" and not a "mutual fund corporation," each within the meaning of the ITA.

F. REGISTRAR AND TRANSFER AGENT.

   Franco-Nevada shall permit the registrar and transfer agent for Franco-Nevada Shares and Franco-Nevada Warrants to act as depositary in connection with the Arrangement and instruct that transfer agent to furnish to Newmont (and such persons as it may designate) at such times as it may request such information and provide to Newmont (and such persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Transactions.

G. ACCESS TO INFORMATION; CONFIDENTIALITY.

      (a) Franco-Nevada shall, and shall cause its Subsidiaries to, afford to Newmont and to its Representatives, reasonable access during normal business hours during the period prior to the Effective Time to all of the properties, books, contracts, commitments, personnel and records of Franco-Nevada and its Subsidiaries and, during such period, Franco-Nevada shall, and shall cause each of its Subsidiaries to, furnish promptly to Newmont (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal, provincial or state securities Laws and (ii) all other information concerning its business, properties and personnel as Newmont may reasonably request, including any information with respect to shareholder approval at the Franco-Nevada Special Meeting and the status of the efforts to obtain such approval. Such information shall be held in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement.

      (b) During the period prior to the Effective Time of the Arrangement, Newmont shall, and shall cause its Subsidiaries to, furnish promptly to Franco-Nevada information concerning its business and properties as Franco-Nevada may reasonably request. Such information shall be held in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement.

H. DUTY TO INFORM.

   Each of Franco-Nevada and Newmont shall keep the other apprised of the status of matters relating to the completion of the Transactions and work cooperatively in connection with obtaining the requisite approvals and consents or governmental orders, including:

      (a) promptly notifying the other of, and if in writing promptly furnishing the other with copies of, any communications from or with any Agency with respect to the Transactions;

      (b) permitting the other party to review in advance, and considering in good faith the view of one another in connection with, any proposed communication with any Agency in connection with proceedings under or relating to any applicable Law; and

      (c) not agreeing to participate in any meeting or discussion with any Agency in connection with proceedings under or relating to any applicable Law unless it consults with the other party in advance, and, to the extent permitted by such Agency, give the other party the opportunity to attend and participate.

I. GOVERNANCE.

   At the time of completion of the Transactions:

      (a) the board of directors of Newmont (or its direct or indirect parent corporation that issues the shares into which all or substantially all of the Original Newmont Share are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated by the Plan of Arrangement ("NEW NEWMONT")) shall be constituted with a maximum of 17 directors, including Mr. Seymour Schulich, Mr. Pierre Lassonde, and one member of the current Franco-Nevada board of directors who shall be recommended by Franco-Nevada and subject to Newmont's approval; and

      (b) the Chief Executive Officer of Newmont immediately prior to the Effective Time shall be the Chief Executive Officer of Newmont or New Newmont, as applicable, the President and Co-Chief Executive Officer of Franco-Nevada immediately prior to the Effective Time shall be the President of Newmont or New Newmont, as applicable, and the Chairman of the Board of Directors and Co-Chief Executive Officer of Franco-Nevada shall be the Chairman of Newmont's or New Newmont's, as applicable, new merchant banking Subsidiary.

J. BOARD RECOMMENDATIONS.

   The board of directors of Franco-Nevada shall, subject to (S)6.E, recommend that Franco-Nevada Shareholders approve the Arrangement. The board of directors of Newmont shall recommend that Newmont Shareholders approve all matters necessary to consummate the Transactions, subject to applicable Law.

K. AFFILIATE LETTERS.

   Franco-Nevada shall cause each such person who may be at the Effective Time or was on the date hereof an "affiliate" of Franco-Nevada for purposes of Rule 145 under the Securities Act, to execute and deliver to Newmont no less than 30 days prior to the date of the Franco-Nevada Special Meeting, the written undertakings in the form attached hereto as Schedule I. No later than 45 days prior to such date, Franco-Nevada, after consultation with its outside counsel, shall provide Newmont with a letter (reasonably satisfactory to outside counsel to Newmont) specifying all of the persons or entities who, in Franco-Nevada's opinion, may be deemed to be "affiliates" of Franco-Nevada under the preceding sentence. The foregoing notwithstanding, Newmont shall be entitled to place legends as specified in Schedule I on the certificates evidencing any of the Newmont Shares and, to the extent applicable, Exchangeable Shares to be received by (i) any such "affiliate" of Franco-Nevada specified in such letter or (ii) any person Newmont reasonably identifies (by written notice to Franco-Nevada) as being a person who may be deemed an "affiliate" for purposes of Rule 145 under the Securities Act, pursuant to the terms of this agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Newmont Shares and, to the extent applicable, Exchangeable Shares, consistent with the terms of the affiliate letter in the form of Schedule I, regardless of whether such person has executed such letter and regardless of whether such person's name appears on the letter to be delivered pursuant to the preceding sentence. The limitations on the amount of securities that may be sold by an "affiliate" pursuant to Rule 144(e) under the Securities Act, as of the date of this agreement, are set forth on Schedule J.

5. CONDUCT OF BUSINESS

A. CONDUCT OF BUSINESS BY FRANCO-NEVADA.

   Prior to the Effective Time, unless Newmont otherwise agrees in writing or as otherwise expressly contemplated or permitted by this agreement, Franco-Nevada shall, and shall cause each of its Subsidiaries to, (i) conduct its business only in, not take any action except in, and maintain its facilities in, the ordinary course of business consistent with past practice,
(ii) maintain and preserve its business organization and its material rights and franchises, (iii) retain the services of its officers and key employees,
(iv) maintain relationships with customers, suppliers, lessees, joint venture partners, licensees, lessors, licensors and other third parties, and (v) maintain all of its operational assets in their current condition (normal wear and tear excepted) to the end that the goodwill and ongoing business of Franco-Nevada and its Subsidiaries shall not be impaired in any material respect. Without limiting the generality of the foregoing, Franco-Nevada shall (unless Newmont otherwise agrees in writing or as otherwise expressly contemplated or permitted by this agreement):

      (a) not do, permit any of its Subsidiaries to do or permit to occur any of the following (directly or indirectly),

          (i) issue, grant, sell, transfer, pledge, lease, dispose of, encumber or agree to issue, grant, sell, pledge, lease, dispose of or encumber,

             (A) any Franco-Nevada Shares or other securities entitling the holder to rights in respect of the securities or assets of Franco-Nevada or its Subsidiaries, other than pursuant to rights to acquire such securities existing at the date of this agreement as disclosed in the Disclosure statement, or

             (B) any property or assets of Franco-Nevada or any of its Subsidiaries, except in the ordinary course of business consistent with past practice,

          (ii) amend or propose to amend the constitutional documents (including articles or other organizational documents or by-laws) of it or any of its Subsidiaries,

          (iii) declare or make any dividend or other distribution (in cash, securities or other property) in respect of any securities of it or any of its Subsidiaries,

          (iv) redeem, purchase or offer to purchase any securities of its capital stock, or enter into any agreement, understanding or arrangement with respect to the voting, registration or repurchase of its capital stock,

          (v) adjust, split, combine or reclassify its capital stock or merge, consolidate or enter into a joint venture with any person,

          (vi) except in accordance with executed agreements of purchase and sale provided to Newmont before the date of this agreement or as contemplated in (S)5.A(a)(vii), acquire or agree to acquire (by purchase, amalgamation, merger or otherwise) any person or assets that individually exceeds $5 million or, in the aggregate, exceed $10 million,

          (vii) make, or commit to make, any capital expenditures that individually exceeds $10 million or, in the aggregate, exceed $25 million,

          (viii) amend or modify, or propose to amend or modify, the Franco-Nevada Rights Plan, as amended as of the date hereof,

          (ix) incur, create, assume, commit to incur, guarantee or otherwise become liable or responsible for indebtedness for borrowed money, other than:

             (A) advances from Subsidiaries of Franco-Nevada made in the ordinary course of business consistent with past practice,

             (B) advances from Subsidiaries of Franco-Nevada made to fund expenditures permitted by this agreement, and

             (C) pursuant to existing operating lines of credit with third party lenders as disclosed in the Disclosure Statement,

          (x) settle or compromise any suit, claim, action, proceeding, hearing, notice of violation, demand letter or investigation involving the possible payment or receipt of amounts that exceed, in the aggregate, $250,000,

          (xi) enter into, adopt or amend any Employee Benefit Plan or Employment Agreement, except as may be required by applicable Law,

          (xii) modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality agreement to which Franco-Nevada is a party,

          (xiii) other than as a result of the Transactions, take any action that could give rise to a right to severance benefits pursuant to any employment, severance, termination, change in control or similar agreements or arrangements,

          (xiv) adopt or amend, or increase or accelerate the timing, payment or vesting of benefits under or funding of, any bonus, profit sharing compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any current or former employee, director or consultant,

          (xv) enter into any confidentiality agreements or arrangements other than in the ordinary course of business consistent with past practice,

          (xvi) except as otherwise required by Law, make any material Tax election, settle or compromise any material Tax claim, file any Tax Return (other than in a manner consistent with past practice) or change any method of Tax accounting,

          (xvii) take any action to exempt or make not subject to the provisions of any take-over Law or other Law, which purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than Newmont or its Subsidiaries) or any action taken thereby, which person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom,

          (xviii) make any changes to existing accounting practices, except as the regular, independent auditors of Franco-Nevada advise in writing are required by applicable Law or generally accepted accounting principles, or write up, write down or write off the book value of any assets in amount that, in aggregate, exceed $500,000, except for depreciation and amortization in accordance with generally accepted accounting principles, or

          (xix) enter into or modify any employment, severance, collective bargaining or similar agreements or arrangements with, or take any action with respect to or grant any salary increases, bonuses, benefits, severance or termination pay to, any current or former officers, directors or other employees or consultants;

      (b) use its best efforts to cause the current insurance (or re-insurance) policies of it and its Subsidiaries not to be cancelled or terminated or any other coverage under those policies to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

      (c) not do or permit any action that would, or could reasonably be expected to, render any representation or warranty made by it in this agreement untrue or inaccurate in a manner that would, or could reasonably be expected to, be Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole;

      (d) promptly notify Newmont orally and in writing of any change in the ordinary course of the business, operations or properties of Franco-Nevada or its Subsidiaries and of any material complaints, investigations or hearings (or communications indicating that the same may be contemplated) that, individually is or in the aggregate are, or could reasonably be expected to be, Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole;

      (e) not implement any other change in the business, affairs, capitalization or dividend policy of Franco-Nevada or its Subsidiaries that is, or in the aggregate are, or could reasonably be expected to be, Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole; and

      (f) not enter into or modify any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this (S)5.A.

B. CONDUCT OF BUSINESS BY NEWMONT.

   (a) Prior to the Effective Time, unless Franco-Nevada otherwise agrees in writing or as otherwise expressly contemplated or permitted by this agreement, Newmont shall, and shall cause each of its Subsidiaries to, (i) conduct its business and maintain its facilities in the ordinary course of business consistent with past practice, (ii) maintain and preserve its business organization and its material rights and franchises, (iii) retain the services of its officers and key employees, (iv) maintain relationships with customers, suppliers, lessees, joint venture partners, licensees, lessors, licensors and other third parties, and (v) maintain all of its operational assets in their current condition (normal wear and tear excepted) to the end that the goodwill and ongoing business of Newmont and its Subsidiaries shall not be impaired in any material respect. Without limiting the generality of the foregoing, Newmont shall (unless Franco-Nevada otherwise agrees in writing or as otherwise expressly contemplated or permitted by this agreement):

      (i) not, nor permit any of its Subsidiaries to, redeem, purchase or offer to purchase any securities of its capital stock, or enter into any agreement, understanding or arrangement with respect to the repurchase of its capital stock (except for transactions among Newmont and its presently existing or future direct or indirect wholly-owned Subsidiaries);

      (ii) not make any amendment to its Articles of Incorporation that changes the fundamental attributes of Newmont Shares;

      (iii) not make, declare or pay any dividend (other than quarterly dividends not in excess of $0.03 per share of common stock and $0.8125 per share of preferred stock, with record and payment dates consistent with past practice);

      (iv) not adjust, split, combine or reclassify its capital stock or, except in connection with the Transactions, merge or consolidate with any person (except for transactions among Newmont, New Newmont and their direct or indirect wholly-owned Subsidiaries);

      (v) not incur, create, assume, commit to incur, guarantee or otherwise become liable or responsible for indebtedness for borrowed money that, in the aggregate, exceed $200 million, except in the ordinary course of business consistent with past practice and other than:

          (A) advances from Subsidiaries of Newmont made to fund expenditures permitted by this agreement, and

          (B) pursuant to existing operating or replacement lines of credit with third party lenders;

      (vi) not do or permit any action that would, or could reasonably be expected to, render any representation or warranty made by it in this agreement untrue or inaccurate in a manner that would, or could reasonably be expected to be, Materially Adverse to Newmont and its Subsidiaries, taken as a whole;

      (vii) promptly notify Franco-Nevada orally and in writing of any change in the ordinary course of the business, operations or properties of Newmont or its Subsidiaries and of any material complaints, investigations or hearings (or communications indicating that the same may be contemplated) that, individually is or in the aggregate are, or could reasonably be expected to be, Materially Adverse to Newmont and its Subsidiaries, taken as a whole;

      (viii) not enter into or modify any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this (S)5.B; and

      (ix) not implement any other change in the business, affairs, capitalization or dividend policy of Newmont or its Subsidiaries that is, or in the aggregate are, or could reasonably be expected to be, Materially Adverse to Newmont and its Subsidiaries, taken as a whole.

   (b) In addition, Newmont shall not (unless Newmont first consults with Franco-Nevada or as otherwise expressly contemplated or permitted by this agreement) do, permit any of its Subsidiaries to do or permit to occur any of the following (directly or indirectly), except for transactions among Newmont, New Newmont and their direct or indirect wholly-owned Subsidiaries:

      (i) issue, grant, sell, transfer, pledge, lease, dispose of, encumber or agree to issue, grant, sell, pledge, lease, dispose of or encumber;

          (A) any Newmont Shares or other securities entitling the holder to rights in respect of the securities or assets of Newmont or its Subsidiaries, other than pursuant to rights to acquire such securities existing at the date of this agreement, or

          (B) any property or assets of Newmont or any of its Subsidiaries, except in the ordinary course of business consistent with past practice;

      (ii) except in accordance with executed agreements of purchase and sale provided to Franco-Nevada before the date of this agreement or as contemplated in (S)5.B(iii) below, acquire or agree to acquire (by purchase, amalgamation, merger or otherwise) any person or assets that individually exceeds $50 million or, in the aggregate, exceed $100 million; or

      (iii) except as provided in Newmont's regular budget, make, or commit to make, any capital expenditures that individually exceeds $50 million.

6. ALTERNATIVE TRANSACTIONS

A. NON-SOLICITATION; ADVERSE ACTS.

   Franco-Nevada shall not (and shall not permit any of its Subsidiaries to), directly or indirectly, through any of its or its Subsidiaries' Representatives or otherwise, take any action that may in any way adversely affect or reduce the likelihood of the successful completion of the Transactions. Without limiting the foregoing, Franco-Nevada shall not (and shall not permit any of its Subsidiaries to), directly or indirectly, through any of its or its Subsidiaries' Representatives or otherwise:

      (a) solicit, initiate, encourage, or facilitate (including by way of furnishing non-public information) any inquiries or proposals regarding an Alternative Transaction;

      (b) participate in any discussions or negotiations regarding any Alternative Transaction;

      (c) approve or recommend any Alternative Transaction; or

      (d) accept or enter any agreement, arrangement or understanding related to any Alternative Transaction.

Additionally, Franco-Nevada shall:

      (a) immediately cease and cause to be terminated any existing discussions or negotiations, directly or indirectly, with any person with respect to any Alternative Transaction; and

      (b) not, directly or indirectly, waive or vary any terms or conditions of any confidentiality or standstill agreement that it has, as of the date hereof, entered into with any person considering any Alternative Transaction and shall immediately request the return (or the deletion from retrieval systems and data bases or the destruction) of all information.

B. PERMITTED ACTIONS.

   Notwithstanding anything in this agreement, nothing shall prevent the board of directors of Franco-Nevada from:

      (a) complying with its obligations under applicable securities Law to prepare and deliver a directors' circular in response to a take-over bid; and

      (b) considering, participating in discussions or negotiations and entering into confidentiality agreements and providing information, in each case pursuant to (S)6, regarding an unsolicited BONA FIDE written Acquisition Proposal that (i) did not result from a breach of (S)6, and (ii) the board of directors of Franco-Nevada has determined by formal resolution, in good faith and after consultation with its financial advisors and outside legal counsel, is a Superior Proposal, but only to the extent that the board of directors of Franco-Nevada also has determined by formal resolution, in good faith after consultation with its outside counsel, that the failure to take such action would reasonably be expected to constitute a breach of its fiduciary duties.

The board of directors of Franco-Nevada shall not, except in compliance with
(S)6.E and F, approve, recommend, accept, support or enter into any other agreement, arrangement or understanding in respect of any such Acquisition Proposal.

C. NOTIFICATION OF ACQUISITION PROPOSAL.

   Franco-Nevada shall immediately notify Newmont, at first orally and then promptly in writing, of any Acquisition Proposal and any inquiry that could lead to any Alternative Transaction, or any amendments to the foregoing, or any request for information relating to Franco-Nevada or any of its Subsidiaries in connection with any Alternative Transaction or for access to the properties, books, or records of Franco-Nevada or any of its Subsidiaries by any person that may be proposing to make, or has made, any Alternative Transaction. Such notice shall include a description of the material terms and conditions of any proposal, the identity of the person making such proposal, inquiry or contact and such other details of the proposal, inquiry, contact, discussions or negotiations as Newmont may, in its sole discretion request, and shall attach copies of all letters, agreements and other documentation (whether executed or in draft) in respect of such Alternative Transaction. Franco-Nevada shall keep Newmont informed by way of further such notices of the status including any change to the material terms of any such Alternative Transaction or inquiry.

D. ACCESS TO INFORMATION.

   If Franco-Nevada receives a request for information from a person that has made an unsolicited BONA FIDE written Acquisition Proposal that complies with
(S)6.B(b)(i) and (ii), then, and only in such case, the board of directors of Franco-Nevada may, subject to the execution by such person of a confidentiality agreement containing terms at least as favourable to Franco-Nevada as those contained in this agreement and the Confidentiality Agreement, provide such person with access to information regarding Franco-Nevada and its Subsidiaries that then has been provided to Newmont; provided that Franco-Nevada sends a copy of any such confidentiality agreement to Newmont promptly upon its execution and Franco-Nevada provides Newmont with copies of the information provided to such person and immediately provides Newmont with access to all information to which such person was provided access.

E. IMPLEMENTATION OF SUPERIOR PROPOSAL.

   Subject to Newmont's rights under (S)6.F, Franco-Nevada may accept, approve or recommend or enter into an agreement, understanding or arrangement to implement a Superior Proposal in respect of which there has been no breach of
(S)6 only if:

      (a) Franco-Nevada has complied with its obligations under this (S)6 and has provided Newmont with a copy of all documentation (including unexecuted draft documentation) relating to the Superior Proposal;

      (b) a period (the "RESPONSE PERIOD") of five business days shall have elapsed from the later of the date on which Newmont received written notice from the board of directors of Franco-Nevada it has resolved, subject only to compliance with this (S)6.E, to accept, approve, recommend or enter into a binding agreement to implement the Superior Proposal and the date Newmont received all of the documentation described in (S)6.E(a); and

      (c) the board of directors of Franco-Nevada has considered any amendment to the terms of this agreement proposed by Newmont (or on its behalf) before the end of the Response Period and determined in good faith, after consultation with its financial advisors and outside legal counsel, that the Superior Proposal is more favourable to Franco-Nevada Shareholders from a financial point of view than the Arrangement and the other Transactions (with the amendments, if any, proposed by Newmont) and that it would be a breach of its fiduciary duties not to enter into a binding agreement in respect of the Superior Proposal.

Franco-Nevada shall provide to Newmont the basis for the above determination of the board of directors of Franco-Nevada in reasonable detail (including copies of evidence, if any, of financing of any Superior Proposal) promptly upon the board of directors of Franco-Nevada determining that any Superior Proposal is more favourable to Franco-Nevada Shareholders from a financial point of view than the Arrangement and the other Transactions. If the Response Period would not terminate before the Franco-Nevada Special Meeting, at the request of Newmont, Franco-Nevada shall adjourn the Franco-Nevada Special Meeting to a date that is no less than two and no more than five business days after the Response Period.

F. RESPONSE BY NEWMONT.

   During the Response Period, Newmont shall have the right, but not the obligation, to offer to amend the terms of this agreement. The board of directors of Franco-Nevada shall review any such offer by Newmont to amend this agreement in good faith, in consultation with its financial advisors and outside legal counsel, to determine whether the Acquisition Proposal to which Newmont is responding would be a Superior Proposal when assessed against Newmont's proposal. If the board of directors of Franco-Nevada does not so determine by formal resolution, it shall enter into an amended agreement with Newmont reflecting Newmont's amended proposal. If the board of directors of Franco-Nevada does so determine and Franco-Nevada has paid (or has caused to be paid) to Newmont $100 million in immediately available funds to an account designated by Newmont, Franco-Nevada may approve, recommend, accept or enter into an agreement, understanding or arrangement to implement the Superior Proposal; provided that in no event shall the board of directors of Franco-Nevada take any action that may obligate Franco-Nevada or any other person to seek to interfere with the completion of the Transactions, or impose any "break-up," "hello" or other fees or options or rights to acquire assets or securities, or any other obligations that would survive completion of the Transactions, on Franco-Nevada or any of its Subsidiaries, property or assets. Franco-Nevada shall provide to Newmont the basis for the above determinations of the board of directors of Franco-Nevada in reasonable detail (including copies of evidence, if any, of financing of any Acquisition Proposal) promptly upon the board of directors of Franco-Nevada determining that the Acquisition Proposal remains a Superior Proposal.

G. GENERAL.

   Nothing in this (S)6 shall limit the obligation of Franco-Nevada to convene and hold the Franco-Nevada Special Meeting to consider the Arrangement as contemplated in (S)1.A. Each successive amendment to any Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of (S)6.E and F and Newmont shall be afforded a new Response Period in respect of each such Acquisition Proposal.

7. TERMINATION AND AMENDMENT OF AGREEMENT

A. TERMINATION.

   The rights and obligations of the parties pursuant to this agreement, other than pursuant to (S)(S)4.G (as it relates to the confidentiality of information), 7, 8, 9 and 10, may be terminated at any time before the Effective Time:

      (a) by mutual agreement in writing executed by Franco-Nevada and Newmont (for greater certainty, without further action on the part of Franco-Nevada Shareholders if termination occurs after the holding of the Franco-Nevada Special Meeting);

      (b) by Franco-Nevada,

          (i) after the Outside Date, if the conditions provided in (S)2.A and B have not been satisfied or waived by Franco-Nevada on or before the Outside Date and provided that Franco-Nevada has not failed to perform any covenant required to be performed by it pursuant to this agreement (or such failure is not Materially Adverse to Newmont and its Subsidiaries, taken as a whole) and no representation or warranty made by Franco-Nevada is untrue in any material respect; or

          (ii) at any time, if Newmont Shareholders do not cast (or do not cause to be cast) sufficient votes at the Newmont Special Meeting to approve all matters necessary to consummate the transactions contemplated by this agreement; or

          (iii) at any time, if a person other than Newmont or a related entity of Newmont unconditionally acquires not less than 50.1% of the Normandy shares, calculated on a fully diluted basis; and

      (c) by Newmont,

          (i) after the Outside Date, if the conditions provided in (S)2.A and C have not been satisfied or waived by Newmont on or before the Outside Date, provided that Newmont has not failed to perform any covenant required to be performed by it pursuant to this agreement (or such failure is not

       Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole) and no representation or warranty made by Newmont is untrue in any material respect; or

          (ii) at any time if the board of directors of Franco-Nevada

             (A) does not recommend, or withdraws or modifies in a manner adverse to Newmont or refuses to affirm (within 5 days of a written request) its recommendation, that Franco-Nevada Shareholders vote in favour of the Transactions, or

             (B) approves, recommends, accepts or enters into any agreement, undertaking or arrangement in respect of an Alternative Transaction; or

          (iii) at any time if the Franco-Nevada Special Meeting is cancelled, adjourned or delayed except as expressly contemplated by this agreement or agreed to by Newmont in writing;

          (iv) at any time, if Franco-Nevada Shareholders do not cast (or do not cause to be cast) sufficient votes at the Franco-Nevada Special Meeting to permit completion of the Arrangement; or

          (v) at any time, if a person other than Newmont or an affiliate of Newmont unconditionally acquires not less than 50.1% of the Normandy shares, calculated on a fully diluted basis.

   Neither Franco-Nevada nor Newmont may seek to rely upon any conditions precedent in (S)2.A, B or C or exercise any termination right arising therefrom, unless forthwith and in any event prior to the filing of the articles of arrangement for acceptance by the Director, Franco-Nevada or Newmont, as the case may be, has delivered a written notice to the other specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which Franco-Nevada or Newmont, as the case may be, are asserting as the basis for the non-fulfilment of the applicable condition precedent or the exercise of the termination right, as the case may be. If any such notice is delivered, provided that Franco-Nevada or Newmont, as the case may be, is proceeding diligently to cure such matter, if such matter is susceptible of being cured (for greater certainty, except by way of disclosure in the case of representations and warranties), the other may not terminate this agreement as a result thereof until the later of the Outside Date and the expiration of a period of 15 days from such notice (the "TERMINATION PERIOD"). If such notice has been delivered prior to the date of the Franco-Nevada Special Meeting, such meeting shall, unless the parties agree otherwise, be postponed or adjourned until the expiry of such period. If such notice has been delivered prior to the making of the application for the Final Order or the filing of the articles of arrangement with the Director, such application and such filing shall be postponed until the expiry of such period. For greater certainty, if such matter is cured within the Termination Period without being Materially Adverse to the curing party and its Subsidiaries, taken as a whole, this agreement may not be terminated as a result of the cured breach.

B. AMENDMENT

   This agreement, including the Plan of Arrangement, may be amended by written agreement of the parties at any time before and after the Franco-Nevada Special Meeting, but not later than the Effective Date and any such amendment may, subject to applicable Law or the Interim Order, without limitation:

      (a) change the time for performance of any of the obligations or acts of the parties;

      (b) waive any inaccuracies in or modify any representation contained in this agreement or any document to be delivered pursuant to this agreement;

      (c) waive compliance with or modify any of the covenants contained in this agreement or waive or modify performance of any of the obligations of the parties; and/or

      (d) waive compliance with or modify any condition precedent contained in this agreement.

C. MUTUAL UNDERSTANDING REGARDING AMENDMENTS

   If Franco-Nevada or Newmont, as the case may be, shall propose any amendment or amendments to this agreement or the Plan of Arrangement, the other shall consider such amendment and if it and its security holders are not prejudiced by reason of any such amendment, it will cooperate so that such amendment can be effected subject to applicable Law and the rights of the security holders.

D. APPROVAL OF AMENDMENTS.

   Franco-Nevada and Newmont will use all efforts to obtain the approvals of the Court and Franco-Nevada Shareholders in respect of any amendments to this agreement, including the Plan of Arrangement, to the extent required by applicable Law.

8. TERMINATION PAYMENTS

A. PAYMENT TO NEWMONT.

   Provided that Newmont has not failed to perform any covenant required to be performed by it pursuant to this agreement (or such failure is not Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole) and no representation or warranty made by Newmont in Schedule G is untrue in any material respect, if Newmont exercises its right of termination pursuant to:

      (a) (S)7.A(c)(ii), (iii) or (iv) (where, in the case of (S)7.A(c)(iv), at the time of the Franco-Nevada Special Meeting, a BONA FIDE Acquisition Proposal that has been made has not been withdrawn) Franco-Nevada shall immediately pay (or cause to be paid) to Newmont $100 million in immediately available funds to an account designated by Newmont; or

      (b) pursuant to (S)7.A(c)(iv) (where, at the time of the Franco-Nevada Special Meeting, any BONA FIDE Acquisition Proposal that has been made has been withdrawn or no such proposal has been made), Franco-Nevada shall immediately pay (or cause to be paid) to Newmont $20 million in immediately available funds to an account designated by Newmont. If, at any time within twelve months after the date of such payment, Franco-Nevada approves, recommends, accepts, enters into or consummates an Acquisition Proposal, Franco-Nevada shall pay (or cause to be paid) to Newmont $80 million in immediately available funds to an account designated by Newmont upon consummation of that Acquisition Proposal.

   The fees payable pursuant to this (S)8.A shall in no event exceed $100 million.

B. PAYMENT TO FRANCO-NEVADA.

   If, after the Franco-Nevada Shareholder Approval is obtained, Newmont's shareholders do not approve the Transactions (or that part of the Transactions for which their approval is sought), provided that Franco-Nevada has not failed to perform any covenant required to be performed by it pursuant to this agreement (or such failure is not Materially Adverse to Franco-Nevada and its Subsidiaries or Newmont and its Subsidiaries, in each case taken as a whole) and no representation or warranty made by Franco-Nevada is untrue in any material respect, if Franco-Nevada exercises its right of termination pursuant to (S)7.A(b)(ii), Newmont shall pay to Franco-Nevada $10 million in immediately available funds to an account designated by Franco-Nevada, for Franco-Nevada's out-of-pocket expenses.

9. CONFIDENTIALITY AND PUBLIC DISCLOSURE

   Franco-Nevada and Newmont shall consult with each other as to the general nature of any news releases or public statements with respect to this agreement or the Transactions, and shall use their respective efforts not to issue any news releases or public statements inconsistent with the results of such consultations. Subject to applicable law, each party shall use its efforts to enable the other party to review and comment on all such news releases and public statements prior to the release thereof. The parties agree to issue jointly the news release in the agreed form with respect to this agreement and the Transactions following the execution of this agreement in accordance with (S)1.D. Franco-Nevada and Newmont shall consult with each other in preparing and making any filings and communications in connection with any Regulatory Approvals and in seeking any third-party consents contemplated in
(S)4.A.

10. GENERAL

A. DEFINITIONS.

   For the purposes of this agreement, those terms defined in Schedule A and Schedule B shall have the meanings attributed to them in those Schedules.

B. ASSIGNMENT.

   This agreement, including (for greater certainty) the Plan of Arrangement, shall not be assignable by any party except that Newmont may assign any or all of its rights or obligations (without reducing its own obligations under this agreement) to one or more of its Subsidiaries or to New Newmont.

C. BINDING EFFECT.

   This agreement, including (for greater certainty) the Plan of Arrangement, shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. No third party shall have any rights under this agreement.

D. REPRESENTATIVES.

   Each of Franco-Nevada and Newmont shall ensure that its and its Subsidiaries' Representatives (other than persons who are insiders only as a result of their shareholdings) are aware of the provisions of this agreement, and each of Franco-Nevada and Newmont shall be responsible for any breach of those provisions by any of those persons, respectively.

E. RESPONSIBILITY FOR EXPENSES.

   Each party to this agreement shall pay its own expenses incurred in connection with this agreement and the completion of the transactions that it contemplates, except as expressly provided in this agreement.

F. TIME.

   Time shall be of the essence of this agreement in each and every matter or thing herein provided.

G. NOTICES.

   (a) Each party shall give prompt notice to the other of:

      (i) the occurrence or failure to occur of any event that causes, or could reasonably be expected to cause, any representation or warranty on its part contained in this agreement to be untrue or inaccurate or, in the case of Franco-Nevada, that is Materially Adverse to any of Franco-Nevada and its Subsidiaries; and

      (ii) any material breach of its obligations under this agreement, provided that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this agreement.

   (b) Each of Franco-Nevada and Newmont shall give prompt notice to the other of any previously undisclosed fact of which it becomes aware after the date of this agreement that is, in the case of Franco-Nevada Materially Adverse to Franco-Nevada or its Subsidiaries, taken as a whole or, in the case of Newmont, is Materially Adverse to the ability of Newmont to perform its obligations under this agreement.

   (c) Any notice or other communications required or permitted to be given under this agreement shall be sufficiently given if delivered in person, by overnight courier, or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully):

      (i) in the case of Franco-Nevada, to the following address:
          Franco-Nevada Mining Corporation Limited
          Attn: Sharon E. Dowdall
          20 Eglinton Avenue West
          Suite 1900, P.O. Box 2005
          Toronto, Ontario M4R 1K8
          Canada
          Tel: (416) 480-6491
          Fax: (416) 488-6598

      (ii)in the case of Newmont, to the following address:
          Newmont Mining Corporation
          Attn: Britt D. Banks
          1700 Lincoln Street
          Denver, Colorado 80203
          United States of America
          Tel: (303) 837-5998
          Fax: (303) 837-5810

         with a copy to:
          Wachtell, Lipton, Rosen & Katz
          Attn: David A. Katz
          51 West 52nd Street
          New York, New York 10019
          United States of America
          Tel: (212) 403-1000
          Fax: (212) 403-2000

         and:
          Goodmans, LLP
          Attn: Jonathan Lampe
          250 Yonge Street
          Suite 2400
          Toronto, Ontario
          Canada
          Tel: (416) 979-2211
          Fax: (416) 979-1234

or at such other address as the party to which such notice or other communication is to be given has last notified the party giving the same in the manner provided in this section, and if so given the same shall be deemed to have been received on the date of such delivery or sending.

H. GOVERNING LAW.

   This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable herein. Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

I. INJUNCTIVE RELIEF.

   The parties agree that the remedy at law for any breach of the provisions of this agreement will be inadequate and that the party that is not in breach, on any application to a court, shall be entitled to temporary and permanent injunctive relief, specific performance and any other equitable relief against the party or parties in breach of the provisions of this agreement.

J. CURRENCY.

   Except as expressly indicated otherwise, all sums of money referred to in this agreement are expressed and shall be payable in United States dollars.

K. ACCOUNTING MATTERS.

   All accounting terms used in this agreement shall have the meanings attributable thereto under GAAP and all determinations of an accounting nature required to be made in respect of Franco-Nevada shall be made in a manner consistent with GAAP.

L. KNOWLEDGE.

   Where a statement is made "TO THE KNOWLEDGE OF" a party or refers to information "KNOWN TO" a party it is based on information available to any of the directors or senior officers of that party after due enquiry.

M. ENTIRE AGREEMENT.

   This agreement, including the Plan of Arrangement, constitutes the entire agreement of the parties with respect to the Transactions, as of the date of this agreement, and shall supersede all agreements, understanding, negotiations and discussions whether oral or written, between the parties with respect to the Transactions on or prior to the date of this agreement, other than the Confidentiality Agreement.

N. FURTHER ASSURANCES.

   Each party shall, from time to time, and at all times hereafter, at the request of the other party hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof. The parties shall act in a commercially reasonable manner in exercising their rights and performing their duties under this agreement.

O. WAIVERS AND MODIFICATIONS.

   Franco-Nevada and Newmont may waive or consent to the modification of, in whole or in part, any inaccuracy of any representation or warranty made to it under this agreement or in any document to be delivered pursuant to this agreement and may waive or consent to the modification of any or the obligations contained in this agreement for its benefit or waive or consent to the modification of any of the obligations of the other party. Any waiver or consent to the modification of any of the provisions of this agreement, to be effective, must be in writing executed by the party granting such waiver or consent.

P. SCHEDULES.

   The following are the Schedules to this agreement, which form an integral part hereof:

Schedule A --  Definitions
Schedule B --  Plan of Arrangement, including Provisions Attaching to the Exchangeable Shares
Schedule C --  Mutual Conditions
Schedule D --  Conditions in Favour of Franco-Nevada
Schedule E --  Conditions in Favour of Newmont
Schedule F --  Representations and Warranties of Franco-Nevada
Schedule G --  Representations and Warranties of Newmont
Schedule H --  Regulatory Approvals
Schedule I --  Form of Franco-Nevada Affiliate Letter
Schedule J --  Securities Act Rule 144(e)
Schedule K --  Support Agreement
Schedule L --  Voting and Exchange Trust Agreement

Q. COUNTERPARTS.

   This agreement may be signed in any number of counterparts (by facsimile or otherwise), each of which shall be deemed to be original and all of which, when taken together, shall be deemed to constitute one and the same instrument. It shall not be necessary in making proof of this agreement to produce more than one counterpart.

R. DATE FOR ANY ACTION.

   In the event that any date on which any action is required to be taken under this agreement by either of the parties hereto is not a business day, such actions shall be required to be taken on by succeeding day which is a business day at the place where the action is to be taken.

S. INTERPRETATION.

   When a reference is made in this agreement to a Section, (S), Exhibit or Schedule, such reference shall be to a Section or (S) of, or an Exhibit or Schedule to, this agreement unless otherwise indicated. The table of contents and headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this agreement.

T. SEVERABILITY.

   If any term or other provision of this agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner Materially Adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the maximum extent possible.

   IN WITNESS WHEREOF, each of the parties hereto has executed this agreement as of the date first written above.

                                        FRANCO-NEVADA MINING CORPORATION LIMITED

                                        By: ___________________________________
                                           Name:
                                           Title:

                                        NEWMONT MINING CORPORATION

                                        By: ___________________________________
                                           Name:
                                           Title:

                                  SCHEDULE A

                                  DEFINITIONS

   "ACQUISITION PROPOSAL" means any proposal or offer with respect to any transaction (by purchase, merger, amalgamation, arrangement, business combination, liquidation, dissolution, recapitalization, take-over bid or otherwise) that would result in any person (or group of persons) other than Newmont and its Subsidiaries acquiring (a) assets of Franco-Nevada and/or its Subsidiaries that are, individually or in the aggregate, material to Franco-Nevada or any of its Subsidiaries or (b) 20% or more the equity (or rights thereto) of Franco-Nevada or any of its Subsidiaries.

   "ACQUISITIONCO" means the corporation incorporated under the laws of Canada that issues the Exchangeable Shares pursuant to the Arrangement and, following the amalgamation of Acquisitionco, Franco-Nevada and others as contemplated in the Plan of Arrangement, the corporation continuing as a result of that amalgamation.

   "ACT" or the "CBCA" means the CANADA BUSINESS CORPORATIONS ACT, as amended.

   "AFFILIATE" has the meaning corresponding to "affiliated companies" in the SECURITIES ACT (Ontario), as amended.

   "AGENCY" means any domestic or foreign court, tribunal, federal, state, provincial or local government or governmental agency or authority or other regulatory authority (including the TSE and NYSE) or administrative agency or commission (including the Ontario Securities Commission and the SEC) or any elected or appointed public official.

   "ALTERNATIVE TRANSACTION" means any Acquisition Proposal or other transaction that may adversely affect or reduce the likelihood of the successful completion of any of the Transactions.

   "ARRANGEMENT" means an arrangement under (S)192 of the CBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this agreement (including the Plan of Arrangement) or made at the direction of the Court.

   "AUTHORIZED CAPITAL" has the meaning set out in (S)(c) of Schedule F.

   "BUSINESS DAY" means any day other than a Saturday, Sunday, a public holiday or a day on which commercial banks are not open for business in Toronto, Ontario or New York, New York under applicable Law.

   "BUSINESS PERSONNEL" has the meaning set out in (S)(o) of Schedule F.

   "CALLCO" means Newmont or a subsidiary of Newmont to be incorporated under the laws of Nova Scotia or such other jurisdiction as Newmont may determine prior to the Effective Date, and may, in Newmont's sole discretion, be NSULC.

   "CCRA" means the Canada Customs and Revenue Agency.

   "CODE" means the United States INTERNAL REVENUE CODE OF 1986, as amended.

   "COMPANY PROPERTIES" has the meaning set out in (S)(m) of Schedule F.

   "CONFIDENTIALITY AGREEMENT" means the confidentiality agreement dated September 25, 2001 between Franco-Nevada and Newmont.

   "CONTRACT" has the meaning set out in (S)(d) of Schedule F.

   "COURT" means the Superior Court of Justice of the Province of Ontario.

   "DIRECTOR" means the Director appointed pursuant to (S)260 of the CBCA.

   "DISCLOSURE STATEMENT" means the statement delivered by Franco-Nevada to Newmont concurrently with the execution of this agreement.

   "EFFECTIVE DATE" means the date on or before the Outside Date on which the Arrangement becomes effective in accordance with the CBCA and the Final Order.

   "EFFECTIVE TIME" means the time on the Effective Date that the Arrangement becomes effective in accordance with its terms.

   "EMPLOYEE BENEFIT PLAN" means any employee benefit plan, program, policy, practices or other arrangement providing benefits to any current or former employee, officer, consultant or director of Franco-Nevada or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored or maintained by Franco-Nevada or any of its Subsidiaries or to which Franco-Nevada or any of its Subsidiaries contributes or is obligated to contribute or with respect to which Franco-Nevada or any of its Subsidiaries may have liabilities, whether or not written, including any employee welfare benefit plan within the meaning of (S)3(1) of ERISA, any employee pension benefit plan within the meaning of (S)3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program or agreement.

   "EMPLOYMENT AGREEMENT" means a contract, offer, letter or agreement of Franco-Nevada or of any of its Subsidiaries with or addressed to any individual who is rendering or has rendered services thereto as an employee or consultant pursuant to which Franco-Nevada or any of its Subsidiaries has any actual or contingent liability or obligation to provide compensation and/or benefits in consideration for past, present or future services.

   "ENVIRONMENTAL LAWS" has the meaning set out in (S)(m) of Schedule F.

   "ERISA" means the UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, as amended, and the rules promulgated thereunder.

   "EXCHANGE ACT" means the U.S. SECURITIES EXCHANGE ACT OF 1934, as amended.

   "EXCHANGEABLE SHARES" means the exchangeable shares in the capital of Acquisitionco as more particularly described in Appendix 1 to Schedule B.

   "EXCHANGE RATIO" means 0.80 Exchangeable Shares or Newmont Shares, as the case may be, to be paid in consideration of each Franco-Nevada Share pursuant to the terms of this agreement.

   "EXISTING DATA" has the meaning set out in (S)(m) of Schedule F.

   "FAIRNESS OPINION" means the opinion of the Financial Advisor to the board of directors of Franco-Nevada to the effect that, as of the date of the opinion, the consideration to be received by Franco-Nevada Shareholders pursuant to the Arrangement is fair to Franco-Nevada Shareholders from a financial point of view.

   "FILED FRANCO-NEVADA PUBLIC DISCLOSURE DOCUMENTS" has the meaning set out in
(S)(g) of Schedule F.

   "FILED NEWMONT PUBLIC DISCLOSURE DOCUMENTS" has the meaning set out in
(S)(g) of Schedule G.

   "FINAL ORDER" means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time before the Effective Time, or if appealed, unless that appeal is withdrawn or denied, as affirmed or as amended on appeal.

   "FINANCIAL ADVISOR" means National Bank Financial Inc.

   "FIRPTA" means the FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT, as amended.

   "FRANCO-NEVADA" means Franco-Nevada Mining Corporation Limited, a corporation incorporated under the laws of Canada.

   "FRANCO-NEVADA CIRCULAR" means the notice of special meeting and accompanying management information circular of Franco-Nevada, including all appendices thereto, to be sent to Franco-Nevada Shareholders in connection with the Franco-Nevada Special Meeting.

   "FRANCO-NEVADA CLASS A WARRANTS" means the Class A Warrants issued by Franco-Nevada expiring September 15, 2003, of which warrants entitling holders to purchase 8,985,344 Franco-Nevada Shares (each warrant being exercisable for 4 Franco-Nevada Shares at a price of $50 per share) are issued and outstanding.

   "FRANCO-NEVADA CLASS B WARRANTS" means the Class B Warrants issued by Franco-Nevada expiring November 12, 2003, of which warrants entitling holders to purchase 6,571,953 Franco-Nevada Shares (each warrant being exercisable for 3.08 Franco-Nevada Shares at a price of $32.47 per share) are issued and outstanding.

   "FRANCO-NEVADA DISCLOSURE DOCUMENTS" means the annual report of Franco-Nevada for the year ended March 31, 2001, the renewal annual information form of Franco-Nevada dated March 31, 2001, the notice of annual meeting and information circular of Franco-Nevada dated May 7, 2001 and all interim financial statements and reports to shareholders, news releases and other reports or materials filed by Franco-Nevada with the Ontario Securities Commission through SEDAR on a non-confidential basis since March 31, 2000 pursuant to applicable Law.

   "FRANCO-NEVADA OPTIONS" means collectively, Franco-Nevada Stock Options, Franco-Nevada Class A Warrants and Franco-Nevada Class B Warrants.

   "FRANCO-NEVADA OWNED PROPERTIES" has the meaning set out in (S)(m) of Schedule F.

   "FRANCO-NEVADA PLANS" has the meaning set out in (S)(p) of Schedule F.

   "FRANCO-NEVADA PROPERTY" has the meaning set out in (S)(z) of Schedule F.

   "FRANCO-NEVADA RIGHTS" means the rights provided for under the Franco-Nevada Rights Plan.

   "FRANCO-NEVADA RIGHTS AGREEMENT" means the shareholder rights agreement entered into between Franco-Nevada and Montreal Trust Company of Canada and approved by the Franco-Nevada Shareholders on September 21, 2000.

   "FRANCO-NEVADA RIGHTS PLAN" means the shareholder rights plan provided for in the Franco-Nevada Rights Agreement.

   "FRANCO-NEVADA SHAREHOLDER APPROVAL" means approval of the Arrangement by the affirmative vote of 66 2/3% of the votes cast at a special meeting of the Franco-Nevada Shareholders called for such purpose.

   "FRANCO-NEVADA SHAREHOLDERS" means the holders at the relevant time of Franco-Nevada Shares.

   "FRANCO-NEVADA SHARES" means the common shares in the capital of Franco-Nevada.

   "FRANCO-NEVADA SPECIAL MEETING" means the special meeting of Franco-Nevada Shareholders, including any adjournment thereof, to be called and held in accordance with the Interim Order to consider the Arrangement.

   "FRANCO-NEVADA STOCK OPTIONS" means all options to purchase Franco-Nevada Shares issued pursuant to the Franco-Nevada employee stock option plan, of which options entitling holders to purchase a total of 5,040,356 Franco-Nevada Shares are issued and outstanding.

   "FRANCO-NEVADA WARRANTS" means, collectively, the Franco-Nevada Class A Warrants and the Franco-Nevada Class B Warrants.

   "GAAP" or "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means (a) with respect to Franco-Nevada and its Subsidiaries, Canadian generally accepted accounting principles as set forth in the Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time; and (b) with respect to Newmont and its Subsidiaries, United States generally accepted accounting principles.

   "HOLDCO" has the meaning ascribed in (S)2.4 of the Plan of Arrangement;

   "HOLDCO SHARES" means all issued and outstanding shares of any particular Holdco;

   "INCLUDING" means "including without limitation" and "INCLUDES" means "includes without limitation."

   "INTERIM ORDER" means an interim order of the Court, as may be amended, providing for, among other things, the calling and holding of the Franco-Nevada Special Meeting.

   "ITA" means the INCOME TAX ACT (Canada), as now in effect and as it may be amended before the Effective Time.

   "LAW" means all laws, statutes, by-laws, rules, regulations, orders, decrees, ordinances, protocols, codes, guidelines, policies, notices, directions and judgements or other requirements of any Agency.

   "LIENS" has the meaning set out in (S)(b) of Schedule F.

   "MATERIAL EMPLOYMENT AGREEMENT" means an Employment Agreement pursuant to which Franco-Nevada or any of its Subsidiaries has or could have an obligation to provide compensation and/or benefits (including, without limitation, severance pay or benefits) in an amount or having a value in excess of $100,000 per year or $250,000 in the aggregate.

   "MATERIALLY ADVERSE" means, with respect to a person, a fact, circumstance, change, effect, occurrence, event or term that is or could reasonably be expected to (i) materially and adversely affect the financial condition, operations, results of operations, business, assets, capital or prospects of that person, or (ii) prevent such person from performing its obligations under this agreement, the Transactions or any other agreement contemplated hereby or thereby.

   "MULTIEMPLOYER PLAN" means any "MULTIEMPLOYER PLAN" within the meaning of ((S)4001(a)(3) of ERISA.

   "MULTIPLE EMPLOYER PLAN" has the meaning set out in (S)(p) of Schedule F.

   "NEWMONT CIRCULAR" means the Schedule 14A proxy statement of Newmont, including all appendices thereto, to be sent to Newmont Shareholders in connection with the Newmont Special Meeting.

   "NEWMONT CONVERTIBLE PREFERRED STOCK" means Newmont Preferred Stock designated as "$3.25 Convertible Preferred Stock," par value $5.00 per share.

   "NEWMONT FILINGS" has the meaning set out in (S)(f) of Schedule F.

   "NEWMONT PREFERRED STOCK" means the preferred stock, par value $5.00 per share, in the capital of Newmont.

   "NEWMONT PUBLIC DISCLOSURE DOCUMENTS" has the meaning set out in (S)(e) of Schedule G.

   "NEWMONT RIGHTS" means the rights to purchase shares of Newmont Series A Preferred Stock.

   "NEWMONT RIGHTS AGREEMENT" means the Rights Agreement, dated as of August 31, 2000, by and between Newmont and Mellon Investor Services LLC, as amended from time to time.

   "NEWMONT SERIES A PREFERRED STOCK" means Newmont Preferred Stock designated as the "Series A Junior Participating Preferred Stock," par value $5.00 per share.

   "NEWMONT SHAREHOLDERS" means the holders at the relevant time of Newmont Shares.

   "NEWMONT SHARES" means the Original Newmont Shares or the common stock of the corporation into which all or substantially all of the Original Newmont Shares are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated by the Plan of Arrangement, and any other securities into which such shares may be changed.

   "NEWMONT SPECIAL MEETING" means the meeting of Newmont Shareholders, including any adjournment thereof, to be called and held to consider all actions necessary to consummate the transactions contemplated by this agreement.

   "NEW NEWMONT" has the meaning set out in (S)4.I.

   "NORMANDY" means Normandy Mining Limited, a corporation incorporated under the laws of Australia.

   "NYSE" means The New York Stock Exchange or its successor.

   "NSULC" means a Nova Scotia Unlimited Liability Company and direct wholly-owned Subsidiary of New Newmont (or direct or indirect wholly-owned Subsidiary of Newmont) to be formed under the laws of the Province of Nova Scotia.

   "ORIGINAL NEWMONT SHARES" means the common stock, par value $1.60 per share, in the capital of Newmont.

   "OSC" means the Ontario Securities Commission.

   "OUTSIDE DATE" means October 31, 2002 or such later date to which each of Franco-Nevada and Newmont may agree in writing.

   "PBGC" has the meaning set out in (S)(p) of Schedule F.

   "PERMITS" has the meaning set out in (S)(d) of Schedule F.

   "PERSON" includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Agency, syndicate or other entity, whether or not having legal status.

   "PLAN" means any Employee Benefit Plan other than a Multiemployer Plan.

   "PLAN OF ARRANGEMENT" means the plan of arrangement substantially in the form and content of Schedule B annexed to the Arrangement Agreement, and any amendments or variations thereto made in accordance with (S)7.B of the Arrangement Agreement or (S)6 of the Plan of Arrangement or made at the direction of the Court.

   "PROXY STATEMENT" has the meaning set out in (S)(d) of Schedule F.

   "PUBLIC DISCLOSURE DOCUMENTS" has the meaning set out in (S)(e) of Schedule
F.

   "REGULATORY APPROVALS" means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a time lapses following the giving of notice of an objection being made by an Agency), including those set out on Schedule H.

   "REPRESENTATIVES" of a person means, collectively, the directors, officers, employees, insiders, professional advisors, agents or other authorized representatives of such person.

   "SAFETY ACTS" has the meaning set out in (S)(x) of Schedule F.

   "SEC" means the U.S. Securities and Exchange Commission.

   "SECURITIES ACT" means the U.S. SECURITIES ACT OF 1933, as amended.

   "SECURITIES EXCHANGE ACT" means the U.S. SECURITIES EXCHANGE ACT OF 1934, as amended.

   "SUBSIDIARIES" means in respect of a person, each of the corporate entities, partnerships and other entities over which it exercises direction or control.

   "SUPERIOR PROPOSAL" means a written, unsolicited BONA FIDE Alternative Transaction for the acquisition of all or substantially all of the assets of Franco-Nevada and its Subsidiaries or more than 50% of the Franco-Nevada Shares (calculated on a fully-diluted basis) and in respect of which the board of directors of Franco-Nevada has:

      (i) received evidence satisfactory to it, and in good faith and after consultation with its financial advisors, that the proposal is fully financed, and

      (ii) determined by formal resolution, in good faith and after consultation with its financial advisors and outside legal counsel,

          (A) is reasonably capable of being completed (taking into account all legal, financial, regulatory and other aspects of such proposal and the party making such proposal), and

          (B) would, if consummated in accordance with its terms, result in a transaction more favourable to Franco-Nevada Shareholders from a financial point of view than the Arrangement and the other Transactions.

   "TAX" and "TAXES" has the meaning set out in (S)(1) of Schedule F.

   "TAX RETURN" has the meaning set out in (S)(1) of Schedule F.

   "TRANSACTIONS" means the Arrangement and the other transactions related to the acquisition of Franco-Nevada by Newmont contemplated by this agreement and the other agreements contemplated hereby.

   "TSE" means The Toronto Stock Exchange or its successor.

   "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA.

                                  SCHEDULE B

                              PLAN OF ARRANGEMENT

SECTION 1--INTERPRETATION

   1.1 DEFINITIONS. In this Plan of Arrangement:

      "ACQUISITIONCO" means the corporation incorporated under the laws of Canada that issues the Exchangeable Shares pursuant to the Arrangement and, following the amalgamation of Acquisitionco, Franco-Nevada and others as contemplated herein, the corporation continuing as a result of that amalgamation.

      "AFFILIATE" has the meaning corresponding to "affiliated companies" in the SECURITIES ACT (Ontario), as amended.

      "AGENCY" means any domestic or foreign court, tribunal, federal, state, provincial or local government or governmental agency or authority or other regulatory authority (including The Toronto Stock Exchange and the New York Stock Exchange) or administrative agency or commission (including the Ontario Securities Commission and the U.S. Securities and Exchange Commission) or any elected or appointed public official.

      "ANCILLARY RIGHTS" means the voting rights and any other rights of the holders of Exchangeable Shares under the Voting and Exchange Trust Agreement and the Support Agreement.

      "ARRANGEMENT" means an arrangement under (S)192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this Plan of Arrangement or made at the direction of the Court.

      "ARRANGEMENT AGREEMENT" means the arrangement agreement made as of the 14/th/ day of November, 2001 between Franco-Nevada and Newmont to which this Schedule B is attached and forms a part.

      "BUSINESS DAY" means any day other than a Saturday, Sunday, a public holiday or a day on which commercial banks are not open for business in Toronto, Ontario or New York, New York under applicable Law.

      "CALLCO" means Newmont or a subsidiary of Newmont to be incorporated under the laws of Nova Scotia or such other jurisdiction as Newmont may determine prior to the Effective Date, and may, in Newmont's sole discretion, be NSULC.

      "CBCA" means the CANADA BUSINESS CORPORATIONS ACT, as amended.

      "CCRA" means the Canada Customs and Revenue Agency.

      "COURT" means the Superior Court of Justice of the Province of Ontario.

      "CURRENT MARKET PRICE" has the meaning set out in the Exchangeable Share Provisions.

      "DISSENTING SHAREHOLDER" means holders of Franco-Nevada Shares that have exercised Dissent Rights.

      "DISSENT RIGHTS" has the meaning set out in (S)3.1.

      "DIVIDEND AMOUNT" means an amount equal to, and in full satisfaction of, all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase, redemption or other acquisition of such share by Callco or Newmont from such holder.

      "EFFECTIVE DATE" means the date on or before the Outside Date on which the Arrangement becomes effective in accordance with the CBCA and the Final Order.

      "EFFECTIVE TIME" means the time on the Effective Date that the Arrangement becomes effective in accordance with its terms.

      "ELECTION DEADLINE" means 5:00 p.m. (Toronto time) at the place of deposit on the date which is two business days prior to the date of the Franco-Nevada Special Meeting.

      "ELIGIBLE HOLDER" means a Franco-Nevada Shareholder or Holdco Shareholder who is (i) a resident of Canada for the purposes of the ITA, (ii) a non-resident of Canada and for whom the Franco-Nevada Shares or Holdco Shares, as the case may be, constitute "taxable Canadian property," all for the purposes of the ITA, or (iii) a partnership if one or more of the partners would otherwise be an Eligible Holder. In addition, in order to be an Eligible Holder, a Franco-Nevada Shareholder or Holdco Shareholder, as the case may be, must forward a Tax Election Package to the Transfer Agent on or before the date which is 90 days following the Effective Date.

      "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which rights, privileges, restrictions and conditions shall be as set out in Appendix 1.

      "EXCHANGEABLE SHARES" means the exchangeable shares in the capital of Acquisitionco as more particularly described in Appendix 1 to Schedule B.

      "FINAL ORDER" means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time before the Effective Time, or if appealed, unless that appeal is withdrawn or denied, as affirmed or as amended on appeal.

      "FRANCO-NEVADA" means Franco-Nevada Mining Corporation Limited, a corporation incorporated under the laws of Canada.

      "FRANCO-NEVADA CIRCULAR" means the notice of special meeting and accompanying management information circular of Franco-Nevada, including all appendices thereto, to be sent to Franco-Nevada Shareholders in connection with the Franco-Nevada Special Meeting.

      "FRANCO-NEVADA CLASS A WARRANTS" means the Class A Warrants issued by Franco-Nevada expiring September 15, 2003, of which warrants entitling holders to purchase 8,985,344 Franco-Nevada Shares (each warrant being exercisable for 4 Franco-Nevada Shares at a price of $50 per share) are issued and outstanding.

      "FRANCO-NEVADA CLASS B WARRANTS" means the Class B Warrants issued by Franco-Nevada expiring November 12, 2003, of which warrants entitling holders to purchase 6,571,953 Franco-Nevada Shares (each warrant being exercisable for 3.08 Franco-Nevada Shares at a price of $32.47 per share) are issued and outstanding.

      "FRANCO-NEVADA OPTIONS" means collectively, the Franco-Nevada Stock Options, the Franco-Nevada Class A Warrants and the Franco-Nevada Class B Warrants.

      "FRANCO-NEVADA SHAREHOLDERS" means the holders at the relevant time of Franco-Nevada Shares.

      "FRANCO-NEVADA SHARES" means common shares in the capital of Franco-Nevada.

      "FRANCO-NEVADA SPECIAL MEETING" means the special meeting of Franco-Nevada Shareholders, including any adjournment thereof, to be called and held in accordance with the Interim Order to consider the Arrangement.

      "FRANCO-NEVADA STOCK OPTIONS" means all options to purchase Franco-Nevada Shares issued pursuant to the Franco-Nevada employee stock option plan, of which options entitling holders to purchase a total of 5,040,356 Franco-Nevada Shares are issued and outstanding.

      "HOLDCO" has the meaning ascribed in (S)2.4.

      "HOLDCO LETTER OF TRANSMITTAL AND ELECTION FORM" means the letter of transmittal and election form for use by holders of Holdco Shares, in the form accompanying the Franco-Nevada Circular.

      "HOLDCO SHAREHOLDERS" means the holders at the relevant time of Holdco Shares.

      "HOLDCO SHARES" means all issued and outstanding shares of any particular Holdco.

      "INCLUDING" means "including without limitation" and "INCLUDES" means "includes without limitation".

      "INTERIM ORDER" means an interim order of the Court, as may be amended, providing for, among other things, the calling and holding of the Franco-Nevada Special Meeting.

      "ITA" means the INCOME TAX ACT (Canada), as now in effect and as it may be amended before the Effective Time.

      "LAW" means all laws, statutes, by-laws, rules, regulations, orders, decrees, ordinances, protocols, codes, guidelines, policies, notices, directions and judgements or other requirements of any Agency.

      "LETTER OF TRANSMITTAL AND ELECTION FORM" means the letter of transmittal and election form for use by holders of Franco-Nevada Shares (other than Holdcos), in the form accompanying the Franco-Nevada Circular.

      "LIQUIDATION AMOUNT" has the meaning set out in the Exchangeable Share Provisions.

      "LIQUIDATION DATE" has the meaning set out in the Exchangeable Share Provisions.

      "NEWMONT" means Newmont Mining Company, a corporation existing under the laws of Delaware, or its new, direct or indirect, parent corporation that issues the shares into which the Original Newmont Shares are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated by the Plan of Arrangement, or such other corporation that at the time is the issuer of the Newmont Shares.

      "NEWMONT CIRCULAR" means the proxy statement of Newmont, including all appendices thereto, to be sent to Newmont Shareholders in connection with the Newmont Special Meeting.

      "NEWMONT SHAREHOLDERS" means the holders at the relevant time of Newmont Shares.

      "NEWMONT SHARES" means the Original Newmont Shares or the common stock of the corporation into which all or substantially all of the Original Newmont Shares are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated herein, and any other securities into which such shares may be changed.

      "NEWMONT SPECIAL MEETING" means the meeting of Newmont Shareholders, including any adjournment thereof, to be called and held to consider all actions necessary to consummate the transactions contemplated by the Arrangement Agreement.

      "NSULC" means a Nova Scotia Unlimited Liability Company and a direct or indirect subsidiary of Newmont to be formed under the laws of the Province of Nova Scotia.

      "ORIGINAL NEWMONT SHARES" means the common stock, par value U.S.$1.60 per share, in the capital of Newmont.

      "OUTSIDE DATE" means October 31, 2002 or such later date to which each of Franco-Nevada and Newmont may agree in writing.

      "PERSON" includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Agency, syndicate or other entity, whether or not having legal status.

      "PLAN OF ARRANGEMENT" means this plan of arrangement.

      "REDEMPTION DATE" has the meaning set out in the Exchangeable Share Provisions.

      "SPECIAL SHARES" means the special shares in the capital of Acquisitionco.

      "SPECIAL VOTING SHARE" means the special voting share in the capital of Newmont having substantially the rights, privileges, restrictions and conditions described in the Voting and Exchange Trust Agreement.

      "SUPPORT AGREEMENT" means an agreement to be made among Newmont, Callco and Acquisitionco in connection with this Plan of Arrangement substantially in the form and substance of Schedule K to the Arrangement Agreement.

      "TAX ELECTION PACKAGE" means two copies of CCRA form T-2057, or, if the Franco-Nevada Shareholder or Holdco Shareholder (as the case may be) is a partnership, two copies of CCRA form T-2058 and two copies of any applicable equivalent provincial or territorial election form, which forms have been duly and properly completed and executed by the Franco-Nevada Shareholder or Holdco Shareholder, as the case may be, in accordance with the rules contained in the ITA or the relevant provincial legislation. At the option of the Franco-Nevada Shareholder or Holdco Shareholder, as the case may be, the Tax Election Package may also contain two copies of an election pursuant to section 57.9 of the CORPORATIONS TAX ACT (Ontario) or analagous provincial or territorial legislation.

      "TRANSFER AGENT" means Computershare Trust Company of Canada or such other person as may from time to time be appointed by Acquisitionco as the registrar and transfer agent for the Exchangeable Shares.

      "VOTING AND EXCHANGE TRUST AGREEMENT" means an agreement to be made among Newmont, Acquisitionco and the Trustee (as defined in the Exchangeable Share Provisions) in connection with this Plan of Arrangement substantially in the form of Schedule L to the Arrangement Agreement.

   1.2 HEADINGS AND REFERENCES. The division of this Plan of Arrangement into Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Sections are to Sections of this Plan of Arrangement.

   1.3 CURRENCY. Except as expressly indicated otherwise, all sums of money referred to in this Plan of Arrangement are expressed and shall be payable in Canadian dollars.

   1.4 TIME. Time shall be of the essence in each and every matter or thing herein provided. Unless otherwise indicated, all times expressed herein are local time at, Toronto, Ontario.

SECTION 2--THE ARRANGEMENT

   2.1 BINDING EFFECT. Subject to the terms of the Arrangement Agreement, the Arrangement will become effective at, and be binding at and after, the Effective Time, on Franco-Nevada and Newmont and all holders and beneficial holders of Franco-Nevada Shares.

   2.2 PRE-ARRANGEMENT TRANSACTIONS. Subject to such amendments, deletions, modifications or additions as Newmont deems necessary or advisable, the following transactions (among others) shall occur prior to the Effective Time but in connection with the Arrangement:

      (a) a corporation ("NEW NEWMONT") shall be incorporated as a subsidiary of Newmont. An additional new U.S. corporation ("NEWMONT ACQUISITIONCO") shall be incorporated as a subsidiary of New Newmont; and

      (b) Newmont shall merge with Newmont Acquisitionco, with Newmont being the surviving corporation, upon which merger, all common shares in the capital of Newmont shall be exchanged for common shares in the capital of New Newmont (subject to the rights of dissenting shareholders, if any).

   2.3 THE ARRANGEMENT. Commencing at the Effective Time on the Effective Date, subject to the terms and conditions of the Arrangement Agreement, the following shall occur as part of the Arrangement and shall be deemed to occur in the following order without any further act or formality:

      (a) each Holdco Share shall be acquired, at the option of the holder thereof (provided that the Holdco Shares of a particular Holdco must be all acquired by Acquisitionco or all acquired by NSULC, and shall not be acquired by a combination of Acquisitionco and NSULC), by either Acquisitionco or NSULC (and failing such choice by NSULC) and the holder (or, in the case of (i) below, holders) of such Holdco Shares shall be entitled to receive in consideration therefor, (in the case of (i) below, pro rata to the number of Holdco Shares held by the holder if more than one holder),

          (i) if the Holdco Shares are sold to Acquisitionco, 0.80 Exchangeable Shares (plus the Ancillary Rights granted in connection therewith) per Franco-Nevada Share owned by the Holdco, or

          (ii) if the Holdco Shares are sold to NSULC, 0.80 Newmont Shares per Franco-Nevada Share owned by the Holdco;

      (b) each issued and outstanding Franco-Nevada Share (other than Franco-Nevada Shares owned by Holdcos in respect of which (S)2.3(a) applies) shall be acquired, at the option of the holder thereof, by (except as provided below) either Acquisitionco or NSULC (and failing such choice by NSULC) and each Franco-Nevada Shareholder shall be entitled to receive in consideration therefor,

          (i) in the case of a Dissenting Shareholder, the fair value of each Franco-Nevada Share in respect of which he or she dissents in accordance and upon compliance with (S)3, and

          (ii) in the case of every other Franco-Nevada Shareholder, either

             (A) 0.80 Exchangeable Shares (plus the Ancillary Rights granted in connection therewith) per Franco-Nevada Share acquired by Acquisitionco, or

             (B) 0.80 Newmont Shares per Franco-Nevada Share acquired by NSULC;

      (c) Newmont shall issue to and deposit with the Transfer Agent the Special Voting Share, in consideration of the payment to Newmont by Franco-Nevada on behalf of the Franco-Nevada Shareholders of one dollar ($1.00), to be thereafter held of record by the Transfer Agent as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement;

      (d) in accordance with the terms of the Franco-Nevada Options, each holder of a Franco-Nevada Option shall be entitled to receive upon the subsequent exercise of such holder's Franco-Nevada Option, in accordance with its terms, and shall accept in lieu of the number of Franco-Nevada Shares to which such holder was theretofore entitled upon such exercise but for the same aggregate consideration payable therefor, the aggregate number of Newmont Shares, that such holder would have been entitled to receive as a result of the transactions contemplated by this Plan of Arrangement, if, on the Effective Date, such holder had been the registered holder of the number of Franco-Nevada Shares to which such holder was theretofore entitled upon such exercise. For example, a holder of ten Franco-Nevada Class A Warrants would be entitled to receive new warrants bearing the same terms and conditions except that such warrants would be exercisable for 32 (i.e., 10 x 4 x 0.80) Newmont Shares for a total exercise price of $200. If the foregoing results in the issuance of a fraction of a Newmont Share, then the number of Newmont Shares otherwise issued shall be rounded down to the next whole Newmont Share and the total exercise price for the Newmont Shares will be reduced by the exercise price of such fractional Newmont Share (rounded up to the nearest cent);

      (e) each issued and outstanding Franco-Nevada Share and Holdco Share acquired by NSULC will be transferred by NSULC to Acquisitionco in consideration for the issuance of 1000 Special Shares; and

      (f) following the transactions set out in (S)2.3(a) to (S)2.3(e), Acquisitionco, each Holdco and Franco-Nevada shall amalgamate pursuant to the provisions of the CBCA, as more fully described below.

   2.4 HOLDCO ALTERNATIVE. Each Franco-Nevada Shareholder shall be entitled to transfer its Franco-Nevada Shares to a newly-incorporated corporation (a "HOLDCO") and sell the Holdco Shares to either NSULC or Acquisitionco as provided in (S)2.3(a) provided that each of the following conditions are satisfied on or prior to and as of the Effective Date:

      (a) the Franco-Nevada Shareholder is a resident of Canada for the purposes of the ITA;

      (b) Holdco is incorporated no earlier than 60 days prior to the Effective Date, under the CBCA;

      (c) the Franco-Nevada Shareholder transfers its Franco-Nevada Shares to Holdco solely in consideration for the Holdco Shares;

      (d) Holdco has no indebtedness or liabilities and owns no assets other than the Franco-Nevada Shares;

      (e) the Franco-Nevada Shareholder indemnifies Newmont, Franco-Nevada, NSULC and Acquisitionco for any and all liabilities of Holdco (other than tax liabilities of Holdco that arise solely as a result of the tax status of Newmont, NSULC or Acquisitionco as a "financial institution" for purposes of the ITA) in a form satisfactory to Newmont in its sole discretion, and such Franco-Nevada Shareholder either has net assets as reflected on its audited financial statements for its most recently ended fiscal year which are satisfactory to Newmont or provides Newmont with security satisfactory to Newmont in respect of such shareholder's indemnification obligations as set out above;

      (f) prior to the Effective Date, Holdco (i) declares one or more stock dividends which (if the Holdco Shares are to be acquired by Acquisitionco) may be in the form of preferred shares of Holdco that are converted into common shares of Holdco prior to the Effective Date, (ii) increases the stated capital of the Holdco Shares or (iii) (if the Holdco Shares are to be acquired by Acquisitionco) declares one or more cash dividends, provided that such cash is used to subscribe, directly or indirectly, for shares of Holdco;

      (g) on the Effective Date, Holdco has no issued shares outstanding other than the shares described above and such shares will be owned by the Franco-Nevada Shareholder (and, if the Holdco Shares are to be acquired by Acquisitionco, one or more of its wholly-owned subsidiaries);

      (h) on or prior to the Effective Date, Holdco has never entered into any transaction (or conducted any business or operations or engaged in any activity) other than those described herein;

      (i) other than as provided (f) above, Holdco will not declare or pay any dividends or other distributions;

      (j) the Franco-Nevada Shareholder shall prepare and file all income tax returns of its Holdco in respect of the taxation year-end of such Holdco ending immediately prior to the acquisition of such Holdco Shares by Acquisitionco or NSULC, as the case may be, subject to Newmont's right to approve all such returns as to form and substance;

      (k) the Franco-Nevada Shareholder provides Franco-Nevada and Newmont with copies of all documents necessary to effect the transactions contemplated in this (S)2.4 at least ten days prior to the Effective Date, which documents must be approved by both Franco-Nevada and Newmont in their sole discretion; and

      (l) the Franco-Nevada Shareholder and its Holdco execute a share purchase agreement, in the form required by Newmont, acting reasonably, providing for, among other things the sale of the Holdco Shares to either NSULC or Acquisitionco, and containing the terms and conditions, among others, set out in (S)2.4(a) - (k).

   2.5 AMALGAMATION OF HOLDCOS, ACQUISITIONCO AND FRANCO-NEVADA. Franco-Nevada, Acquisitionco and all of the Holdcos shall amalgamate and continue as one corporation (Franco-Nevada) under the CBCA, with the effect described below unless and until otherwise determined in the manner required by Law or by Acquisitionco, its directors or shareholders, and the following shall apply:

      (a) NAME. The name of the amalgamated corporation shall be Franco-Nevada Mining Corporation Limited.

      (b) REGISTERED OFFICE. The registered office of the amalgamated corporation shall be located in the City of Toronto in the Province of Ontario. The address of the registered office of the amalgamated corporation shall be . .

      (c) BUSINESS AND POWERS. There shall be no restrictions on the business that the amalgamated corporation may carry on or on the powers it may exercise.

      (d) AUTHORIZED SHARE CAPITAL. The amalgamated corporation shall be authorized to issue an unlimited number of common shares, an unlimited number of Special Shares and an unlimited number of Exchangeable Shares.

      (e) SHARES. Each common share in the capital of Acquisitionco shall become one common share in the capital of the amalgamated corporation. Each Special Share in the capital of Acquisitionco shall become one Special Share in the capital of the amalgamated corporation. Each Exchangeable Share in the capital of Acquisitionco shall become one Exchangeable Share in the capital of the amalgamated corporation. Each share in the capital of Franco-Nevada, and each share in the capital of each Holdco, shall be cancelled.

      (f) NUMBER OF DIRECTORS. The number of directors of the amalgamated corporation shall be not less than one (1) and not more than ten (10) as the shareholders of the amalgamated corporation may from time to time determine by special resolution or, if empowered to do so by special resolution, as the directors of the amalgamated corporation may from time to time determine.

      (g) INITIAL DIRECTORS. The initial directors of the amalgamated corporation shall be . , . , and . .

      (h) BY-LAWS. The by-laws of the amalgamated corporation shall be the same as the by-laws of Acquisitionco.

      (i) STATED CAPITAL. For the purposes of the CBCA, there shall be added to the stated capital of the amalgamated corporation in respect of the common shares of the amalgamated corporation, the aggregate amount of the stated capital of the common shares of Acquisitionco. There shall be added to the stated capital of the amalgamated corporation in respect of the Special Shares the aggregate amount of the stated capital of the Special Shares of Acquisitionco. There shall be added to the stated capital of the amalgamated corporation in respect of the Exchangeable Shares of the amalgamated corporation, the aggregate amount of the stated capital of the Exchangeable Shares of Acquisitionco. The amalgamated corporation shall elect in its return of income for its first taxation year to have the provisions of subsection 87(3.1) of the ITA apply.

2.6 ELECTIONS.

      (a) Each person who, at or prior to the Election Deadline, is a holder of record of Franco-Nevada Shares or Holdco Shares will be entitled, with respect to their shares, to make an election to receive either (i) Exchangeable Shares, or (ii) Newmont Shares, in exchange for such person's Franco-Nevada Shares or Holdco Shares, as the case may be, all on the basis set forth herein (including the provisions of (S)2.3) and in the Letter of Transmittal and Election Form or the Holdco Letter of Transmittal and Election Form, as the case may be.

      (b) Franco-Nevada Shareholders and Holdco Shareholders who are Eligible Holders, other than any such person who is exempt under the provisions of the ITA from tax under the ITA, who are entitled to receive Exchangeable Shares under the Arrangement shall be entitled to make an income tax election pursuant to subsection 85(1) of the ITA or, if the person is a partnership, subsection 85(2) of the ITA (and in each case, where applicable, the analogous provisions of provincial income tax Law) with respect to the transfer of their Franco-Nevada Shares or their Holdco Shares, as the case may be, to Acquisitionco, by providing the Tax Election Package to the Transfer Agent within 90 days following the Effective Date, duly completed with the details of the number of Franco-Nevada Shares or Holdco Shares transferred and the applicable agreed amounts. Thereafter, subject to the Tax Election Package being correct and complete and complying with the provisions of the ITA (or applicable provincial income or corporate tax Law), the relevant forms will be signed by Acquisitionco and returned to such persons within 30 days after the receipt thereof by the Transfer Agent for filing with the CCRA (or the applicable provincial taxing Agency). Acquisitionco will not be responsible for the proper completion of the Tax Election Package and, except for Acquisitionco's obligation to return duly completed Tax Election Packages which are received by the Transfer Agent within 90 days of the Effective Date, within 30 days after the receipt thereof by the Transfer Agent, Acquisitionco will not be responsible for any taxes, interest or penalties resulting from the failure by a Franco-Nevada Shareholder or by a Holdco Shareholder to properly complete or file the necessary election forms in the form and manner and within the time prescribed by the ITA (or any applicable provincial legislation). In its sole discretion, Acquisitionco may choose to sign and return Tax Election Packages received more than 90 days following the Effective Date, but Acquisitionco will have no obligation to do so.

   2.7 SHARE REGISTERS. Every person from whom a Franco-Nevada Share is acquired pursuant to the Arrangement shall be removed from the register of holders of Franco-Nevada Shares at the time of that acquisition pursuant to the Arrangement and shall cease to have any rights in respect of such Franco-Nevada Shares, and the person that acquires those shares pursuant to the Arrangement will be added to that register at that time and shall be entitled as of the Effective Time to all of the rights and privileges attached to the Franco-Nevada Shares. Every person who acquires Exchangeable Shares or Newmont Shares pursuant to the Arrangement shall be added to the register of holders of Exchangeable Shares and Newmont Shares, respectively, and shall be entitled as of the Effective Time to all of the rights and privileges attached to the Exchangeable Shares or Newmont Shares, as the case may be.

   2.8 ADJUSTMENTS TO CONSIDERATION. The consideration to be paid pursuant to
(S)2.3 shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Newmont Shares or Franco-Nevada Shares, other than stock dividends paid in lieu of ordinary course dividends), reorganization, recapitalization or other like change with respect to Newmont Shares or Franco-Nevada Shares occurring after the date of the Arrangement Agreement and prior to the Effective Time.

   2.9 AFFILIATE LETTERS. Notwithstanding (S)2.3, no Franco-Nevada Shareholder that is an "affiliate" of Franco-Nevada for the purposes of Rule 145(c) under the U.S. SECURITIES ACT OF 1933, as amended, shall receive the consideration provided in (S)2.3 until Newmont has received written undertakings from that Franco-Nevada Shareholder in the form attached as Schedule J to the Arrangement Agreement.

SECTION 3--DISSENT RIGHTS

   3.1 Holders of Franco-Nevada Shares may exercise rights of dissent with respect to those Franco-Nevada Shares pursuant to, and, except as expressly indicated to the contrary in this (S)3.1, in the manner set forth in, (S)190 of the CBCA and this (S)3.1 (the "DISSENT RIGHTS") in connection with the Arrangement; provided that, notwithstanding (S)190(5) of the CBCA, the written objection to the resolution approving the Arrangement referred to in (S)190(5) of the CBCA must be received by Franco-Nevada not later than 5:00 p.m. (Toronto time) on the business day before the Special Meeting; and provided further that, notwithstanding the provisions of (S)190 of the CBCA, Franco-Nevada Shareholders who duly exercise Dissent Rights and who:

      (a) ultimately are determined to be entitled to be paid fair value for their Franco-Nevada Shares, which fair value, notwithstanding anything to the contrary contained in (S)190, shall be determined as of the Effective Time, shall be deemed to have transferred those Franco-Nevada Shares as of the Effective Time at the fair value of the Franco-Nevada Shares determined as of the Effective Time, without any further act or formality and free and clear of all liens and claims, to Acquisitionco; or

      (b) ultimately are determined not to be entitled, for any reason, to be paid fair value for their Franco-Nevada Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Franco-Nevada Shares and shall be deemed to have elected to receive, and shall receive, the consideration provided in (S)2.3(b)(ii)(B), but in no case shall Franco-Nevada, Newmont, the Transfer Agent or any other person be required to recognize such Dissenting Shareholders as holders of Franco-Nevada Shares after the Effective Time, and the names of those Dissenting Shareholders shall be deleted from the register of holders of Franco-Nevada Shares at the Effective Time.

SECTION 4--CERTIFICATES AND FRACTIONAL SHARES

   4.1 ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES. At or promptly after the Effective Time, Acquisitionco shall deposit with the Transfer Agent, for the benefit of the holders of Franco-Nevada Shares and of the Holdco Shareholders, certificates representing that number of whole Exchangeable Shares issuable under the Arrangement. Upon surrender to the Transfer Agent for cancellation of a certificate which immediately prior to the Effective Time represented Franco-Nevada Shares or Holdco Shares that were transferred for Exchangeable Shares under the Arrangement, together with a duly completed Letter of Transmittal and Election Form or a Holdco Letter of Transmittal and Election Form, as the case may be, and such other documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate shall be entitled to receive, and after the Effective Time the Transfer Agent shall deliver to such person, certificates registered in the name of such person representing that number of Exchangeable Shares which such person is entitled to receive (together with any cash in lieu of Exchangeable Shares pursuant to (S)4.4, less any amounts withheld pursuant to
(S)4.7), and any certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of such Franco-Nevada Shares which was not registered in the transfer records of Franco-Nevada, certificates representing the number of Exchangeable Shares issuable in exchange for such Franco-Nevada Shares may be registered in the name of and issued to the transferee if the certificate representing such Franco-Nevada Shares is presented to the Transfer Agent, accompanied by a duly completed Letter of Transmittal and Election Form or Holdco Letter of Transmittal and Election Form, as the case may be, and all documents required to evidence and effect such transfer. Without limiting the provisions of (S)2.7 and 4.6, until surrendered as contemplated by this (S)4.1, each certificate, which immediately prior to the Effective Time represented one or more outstanding Franco-Nevada Shares that, under the Arrangement, were exchanged for

Exchangeable Shares pursuant to (S)2.3, shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender (i) a certificate representing the Exchangeable Shares as contemplated by this
(S)4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares as contemplated under (S)4.4 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to the Exchangeable Shares as contemplated by (S)4.3, in each case less any amounts withheld pursuant to (S)4.7.

   4.2 EXCHANGE OF CERTIFICATES FOR NEWMONT SHARES. At or promptly after the Effective Time, NSULC shall deposit or cause to be deposited with the Transfer Agent, for the benefit of the holders of Franco-Nevada Shares and of the Holdco Shareholders, certificates representing that whole number of Newmont Shares issuable under the Arrangement. Upon surrender (on or prior to the Election Deadline) to the Transfer Agent for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Franco-Nevada Shares or Holdco Shares that were transferred for Newmont Shares under the Arrangement, together with a duly completed Letter of Transmittal and Election Form or a Holdco Letter of Transmittal and Election Form, as the case may be, and such other documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate shall be entitled to receive, and after the Effective Time the Transfer Agent shall deliver to such person, a certificate representing that number of Newmont Shares which such person is entitled to receive (together with any dividends or distributions with respect thereto pursuant to (S)4.3 and any cash in lieu of fractional Newmont Shares pursuant to (S)4.4, less any amounts withheld pursuant to
(S)4.7), and any certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of such Franco-Nevada Shares which was not registered in the transfer records of Franco-Nevada, the certificates representing the number of Newmont Shares issuable in exchange for such Franco-Nevada Shares may be registered in the name of and issued to the transferee if the certificate representing such Franco-Nevada Shares is presented to the Transfer Agent on or prior to the Election Deadline, accompanied by a duly completed Letter of Transmittal and Election Form or Holdco Letter of Transmittal and Election Form, as the case may be, and all documents required to evidence and effect such transfer. Without limiting the provisions of (S)2.7 and 4.6, until surrendered as contemplated by this (S)4.1, each certificate, which immediately prior to the Effective Time represented one or more outstanding Franco-Nevada Shares that, under the Arrangement, were exchanged for Newmont Shares pursuant to (S)2.3, shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender (i) a certificate representing the Newmont Shares as contemplated by this (S)4.1, (ii) a cash payment in lieu of any fractional Newmont Shares as contemplated under (S)4.4 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to the Newmont Shares as contemplated by (S)4.3, in each case less any amounts withheld pursuant to (S)4.7.

   4.3 DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions paid, declared or made with respect to (i) Exchangeable Shares or (ii) Newmont Shares, in each case with a record date after the Effective Time, shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Franco-Nevada Shares or outstanding Holdco Shares or in lieu of fractional Exchangeable Shares or Newmont Shares shall be paid to any such person pursuant to (S)4.4, unless and until such person shall have complied with the provisions of (S)4.1 or 4.2, as applicable. Subject to applicable Law, and to the provisions of (S)4.6, at the time such person shall have complied with the provisions of such sections (or, in the case of clause (z) below, at the appropriate payment date), there shall be paid to such person, without interest
(x) the amount of any cash payable in lieu of a fractional Exchangeable Share or Newmont Share to which such person is entitled pursuant to (S)4.4, (y) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to the Exchangeable Share or the Newmont Share, as the case may be, to which such person is entitled pursuant hereto, and (z) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to the date of compliance by such person with the provisions of (S)4.1 or 4.2 and a payment date subsequent to the date of such compliance and payable with respect to such Exchangeable Shares or Newmont Shares, as the case may be.

   4.4 NO FRACTIONAL SHARES. No certificates representing fractional Exchangeable Shares or fractional Newmont Shares shall be issued upon compliance with the provisions of (S)4.1 or 4.2 and no dividend, stock split or other change in the capital structure of Acquisitionco or Newmont shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to exercise any rights as a security holder of Acquisitionco or Newmont. Acquisitionco will make arrangements with the Transfer Agent for the issuance to the Transfer Agent of Newmont Shares in respect of any such fractional security and shall instruct the Transfer Agent to aggregate and, as soon as is reasonably practicable following the Effective Date, sell such Newmont Shares. The proceeds (net of any commissions in respect of the sale but excluding any deduction for the fees of the Transfer Agent, which fees shall be paid by Acquisitionco) (the "Net Proceeds") received by the Transfer Agent from such sale shall, as soon as is reasonably practicable be distributed to each person otherwise entitled to a fractional interest in an Exchangeable Share or Newmont Share on a PRO RATA basis. The Transfer Agent shall be entitled to retain such brokers and advisors as may be necessary in connection with the sale of the Newmont Shares and shall not be liable for any action taken or omitted to be taken in connection with the sale of the Newmont Shares or the distribution of the Net Proceeds referred to in this (S)4.4. Under no circumstances shall interest accrue or be paid by Acquisitionco, Newmont or the Transfer Agent to persons depositing Franco-Nevada Shares pursuant to (S)2.3, regardless of any delay in selling the Newmont Shares or making any delivery or payment in respect of such shares.

   4.5 LOST CERTIFICATES. In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Franco-Nevada Shares that were exchanged pursuant to (S)2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, any cash and/or certificates representing Exchangeable Shares or Newmont Shares (and any dividends or distributions with respect thereto) deliverable in accordance with
(S)2.3 and such holder's Letter of Transmittal and Election Form or Holdco Letter of Transmittal and Election Form, as the case may be. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom cash (if any) and/or certificates representing Exchangeable Shares or Newmont Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Franco-Nevada, Acquisitionco, Newmont and their respective transfer agents in such amount as Franco-Nevada, Acquisitionco or Newmont may direct or otherwise indemnify Franco-Nevada, Acquisitionco and Newmont in a manner satisfactory to Franco-Nevada, Acquisitionco and Newmont against any claim that may be made against Franco-Nevada, Acquisitionco or Newmont with respect to the certificate alleged to have been lost, stolen or destroyed.

   4.6 EXTINCTION OF RIGHTS. Any certificate which immediately prior to the Effective Time represented outstanding Franco-Nevada Shares that were exchanged pursuant to (S)2.3 that is not deposited with all other instruments required by
(S)4.1 or 4.2 on or prior to the date of the notice referred to in (S)7(2) of the Exchangeable Share Provisions shall cease to represent a claim or interest of any kind or nature as a securityholder of Acquisitionco or Newmont. On such date, the cash and/or Exchangeable Shares and/or Newmont Shares to which the former holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to Acquisitionco. None of Newmont, Franco-Nevada, Acquisitionco, Callco or the Transfer Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

   4.7 WITHHOLDING RIGHTS. Franco-Nevada, Acquisitionco, Callco, Newmont and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Franco-Nevada Shares, Holdco Shares, Newmont Shares or Exchangeable Shares such amounts as Franco-Nevada, Acquisitionco, Callco, Newmont or the Transfer Agent is required to deduct and withhold with respect to such payment under the ITA, United States tax laws or any other applicable Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing Agency.

SECTION 5--RIGHTS OF CALLCO TO ACQUIRE EXCHANGEABLE SHARES

   5.1 CALLCO LIQUIDATION CALL RIGHT

      (a) Callco shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, pursuant to (S)5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is Newmont or an affiliate of Newmont) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Callco of an amount per share (the "LIQUIDATION CALL PURCHASE PRICE") equal to the Current Market Price of Newmont Shares on the last business day prior to the Liquidation Date, which shall be satisfied in full by Callco delivering or causing to be delivered to such holder one Newmont Share, which on issue will be admitted to listing and traded on the NYSE (subject to official notice of issuance), plus any Dividend Amount. In the event of the exercise of the Liquidation Call Right by Callco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Callco on the Liquidation Date on payment by Callco to the holder of the Liquidation Call Purchase Price for each such share, and Acquisitionco shall have no obligation to pay any Liquidation Amount or Dividend Amount to the holders of such shares so purchased by Callco.

      (b) To exercise the Liquidation Call Right, Callco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares and Acquisitionco of Callco's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Acquisitionco or any other voluntary distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, and at least five business days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Acquisitionco or any other involuntary distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Liquidation Call Right, then on the Liquidation Date, Callco will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Callco shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of Newmont Shares which Callco shall deliver or cause to be delivered pursuant to (S)5.1(a) and a cheque or cheques of Callco payable at par at any branch of the bankers of Callco representing the aggregate Dividend Amount, if any, in payment of the total Liquidation Call Purchase Price, in each case less any amounts withheld pursuant to (S)4.7. Provided that Callco has complied with the immediately preceding sentence, on and after the Liquidation Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the aggregate Liquidation Call Purchase Price, unless payment of the aggregate Liquidation Call Purchase Price for the Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the following provisions of this
   (S)5.1(c), in which case the rights of the holders shall remain unaffected until the aggregate Liquidation Call Purchase Price has been paid in the manner herein provided. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and articles of Acquisitionco and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Callco shall transfer to such holder, the Newmont Shares to which such holder is entitled and as soon as reasonably practicable thereafter the Transfer Agent shall deliver to such holder certificates representing the Newmont Shares to which the holder is entitled and a cheque or cheques of Callco payable at par at any branch of the bankers of Callco representing the Dividend Amount, if any, and when received by the Transfer Agent, all dividends and other distributions with respect to such Newmont Shares with a record date after the Liquidation Date and before the date of the transfer of such Newmont Shares to such holder, less any amounts withheld pursuant to (S)4.7. If Callco does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by Acquisitionco in connection with the liquidation, dissolution or winding-up of Acquisitionco or any distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs pursuant to Article (S)5 of the Exchangeable Share Provisions.

   5.2 CALLCO REDEMPTION CALL RIGHT

   In addition to Callco's rights contained in the Exchangeable Share Provisions, including the Retraction Call Right (as defined in the Exchangeable Share Provisions), Callco shall have the following rights in respect of the Exchangeable Shares:

      (a) Callco shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the Exchangeable Shares by Acquisitionco pursuant to Article (S)7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is Newmont or an affiliate of Newmont) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Callco to each holder of an amount per Exchangeable Share (the "REDEMPTION CALL PURCHASE PRICE") equal to the Current Market Price of a Newmont Share on the last business day prior to the Redemption Date, which shall be satisfied in full by Callco delivering or causing to be delivered to such holder one Newmont Share, which on issue will be admitted to listing and traded on the NYSE (subject to official notice of issuance), plus any Dividend Amount. In the event of the exercise of the Redemption Call Right by Callco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Callco on the Redemption Date on payment by Callco to the holder of the Redemption Call Purchase Price for each such share, and Acquisitionco shall have no obligation to redeem, or to pay any Dividend Amount in respect of, such shares so purchased by Callco.

      (b) To exercise the Redemption Call Right, Callco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares and Acquisitionco of Callco's intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of a Newmont Control Transaction (as defined in the Exchangeable Share Provisions) or an Exchangeable Share Voting Event, in which case Callco shall so notify the Transfer Agent and Acquisitionco on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Redemption Call Right, on the Redemption Date Callco will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Callco shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of Newmont Shares which Callco shall deliver or cause to be delivered pursuant to (S)5.2(a) and a cheque or cheques of Callco payable at par at any branch of the bankers of Callco representing the aggregate Dividend Amount, if any, in payment of the aggregate Redemption Call Purchase Price, in each case less any amounts withheld pursuant to (S)4.7. Provided that Callco has complied with the immediately preceding sentence, on and after the Redemption Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the aggregate Redemption Call Purchase Price, unless payment of the aggregate Redemption Call Purchase Price for the Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the following provisions of this (S)5.2(c), in which case the rights of the holders shall remain unaffected until the aggregate Redemption Call Purchase Price has been paid in the manner herein provided. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and articles of Acquisitionco and such additional documents, instruments and payments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Callco shall transfer to such holder, the Newmont Shares to which such holder is entitled and as soon as reasonably practicable thereafter the Transfer Agent shall deliver to such holder certificates representing the Newmont Shares to which the holder is entitled and a cheque or cheques of Callco payable at par at any branch of the bankers of Callco representing the Dividend Amount, if any, and when received by the Transfer Agent, all dividends and other distributions with respect to such Newmont Shares with a record date after the Redemption Date and before the date of the transfer of such Newmont Shares to such holder, less any amounts withheld pursuant to (S)4.7. If Callco does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Acquisitionco in connection with the redemption of the Exchangeable Shares pursuant to Article (S)7 of the Exchangeable Share Provisions.

   5.3 CONTINUATION OF RIGHTS. For greater certainty, the amalgamation of Acquisitionco pursuant to (S)2.3(f) shall not impair the Liquidation Call Right or the Redemption Call Right, which thereafter may continue to be exercised by Callco.

   5.4 DESIGNATION. Notwithstanding anything to the contrary contained in this
(S)5, the Voting and Exchange Trust Agreement, the Support Agreement or in the provisions attaching to the Exchangeable Shares, the Liquidation Call Right and/or the Redemption Call Right may be exercised by, and the related obligations thereunder performed by, Newmont, Newmont Subco or an affiliate of Newmont, either alone or together with Callco.

   5.5 SHAREHOLDER RIGHTS PLAN. The rights ("NEWMONT RIGHTS") issued under Newmont's shareholder rights plan, dated as of August 31, 2000, shall attach to all Newmont Shares issued in exchange for Franco-Nevada Shares and Holdco Shares, as the case may be, pursuant to the Arrangement and upon the exercise of Franco-Nevada Options. The Newmont Rights shall not attach to any Exchangeable Shares issued under the Plan of Arrangement.

SECTION 6--AMENDMENT

   6.1 PLAN OF ARRANGEMENT AMENDMENT.

      (a) Franco-Nevada reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time (with the prior written consent of Newmont), provided that any such amendment, modification and/or supplement must be contained in a written document that is filed with the Court and, if made after the Special Meeting, approved by the Court and communicated to shareholders in the manner required by the Court (if so required).

      (b) Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Franco-Nevada (with the prior written consent of Newmont) at any time before or at the Special Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Special Meeting, shall become part of this Plan of Arrangement for all purposes.

      (c) Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Special Meeting shall be effective only if it is consented to in writing by Franco-Nevada and Newmont and, if required by the Court, is consented to by Franco-Nevada Shareholders voting in the manner directed by the Court.

      (d) Any amendment, modification or supplement to this Plan of Arrangement may be made prior to the Effective Date unilaterally by Newmont, provided that it concerns a matter which, in the reasonable opinion of Newmont, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any Franco-Nevada Shareholder.

SECTION 7--FURTHER ASSURANCES

   Franco-Nevada and Newmont shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them to document or evidence any of the transactions or events set out in this Plan of Arrangement.

SECTION 8--NOTICE

   Any notice to be given by Newmont pursuant to the Arrangement will be deemed to have been properly given if it is mailed by first class mail, postage prepaid, to registered Franco-Nevada Shareholders at their addresses as shown on the register of Shareholders maintained by Franco-Nevada and will be deemed to have been received on the first day following the date of mailing which is a business day.

   The provisions of this Plan of Arrangement, the Arrangement Agreement, the Letter of Transmittal and Election Form and the Holdco Letter of Transmittal and Election Form apply notwithstanding any accidental omission to give notice to any one or more Shareholders and notwithstanding any interruption of mail services in Canada or, the United States or elsewhere following mailing. In the event of any interruption of mail service following mailing, Newmont intends to make reasonable efforts to disseminate any notice by other means, such as publication. Except as otherwise required or permitted by law, if post offices in Canada are not open for the deposit of mail, any notice which Newmont or the Transfer Agent may give or cause to be given under the Arrangement will be deemed to have been properly given and to have been received by Franco-Nevada Shareholders if (i) it is given to the TSE for dissemination or (ii) it is published once in the National Edition of The Globe and Mail and in the daily newspapers of general circulation in each of the French and English languages in the City of Montreal, provided that if the National Edition of The Globe and Mail is not being generally circulated, publication thereof will be made in The Financial Post or any other daily newspaper of general circulation published in the City of Toronto.

   Notwithstanding the provisions of the Arrangement Agreement, this Plan of Arrangement, the Letter of Transmittal and Election Form and the Holdco Letter of Transmittal and Election Form, certificates for Newmont Shares and cheques in payment for Newmont Shares exchanged pursuant to the Arrangement need not be mailed if Newmont determines that delivery thereof by mail may be delayed. Persons entitled to cheques and certificates which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deposited certificates for Newmont Shares in respect of which the cheque and certificates being issued were deposited, upon application to the Transfer Agent, until such time as Newmont has determined that delivery by mail will not longer be delayed. Newmont will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this (S)8. Notwithstanding the provisions of the Arrangement Agreement, this Plan of Arrangement, the Letter of Transmittal and Election Form and the Holdco Letter of Transmittal and Election Form, the deposit of cheques and certificates with the Transfer Agent in such circumstances will constitute delivery to the persons entitled thereto and the Newmont Shares will be deemed to have been paid for immediately upon such deposit.

                                  APPENDIX 1

                          TO THE PLAN OF ARRANGEMENT

                PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

   The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:

1. INTERPRETATION

   (1) For the purposes of these share provisions:

      "ACQUISITIONCO" means the corporation incorporated under the laws of Canada that issues the Exchangeable Shares pursuant to the Arrangement and, following the amalgamation of Acquisitionco, Franco-Nevada and others as contemplated in the Plan of Arrangement, the corporation continuing as a result of that amalgamation.

      "AFFILIATE" has the meaning corresponding to "affiliated companies" in the SECURITIES ACT (Ontario), as amended.

      "AGENCY" means any domestic or foreign court, tribunal, federal, state, provincial or local government or governmental agency or authority or other regulatory authority (including the TSE and the NYSE) or administrative agency or commission (including the Ontario Securities Commission and the SEC) or any elected or appointed public official.

      "AGENT" means any chartered bank or trust company in Canada selected by Acquisitionco for the purposes of holding some or all of the Liquidation Amount or Redemption Price in accordance with (S)5 or (S)7, respectively.

      "ARRANGEMENT" means an arrangement under (S)192 of the CBCA on the terms and subject to the conditions set out in the Plan of Arrangement, to which plan these share provisions are attached as Appendix 1.

      "ARRANGEMENT AGREEMENT" means the arrangement agreement made as of the 14/th/ day of November, 2001 between Franco-Nevada and Newmont, as further amended, supplemented and/or restated in accordance with its terms, providing for, among other things, the Arrangement.

      "BOARD OF DIRECTORS" means the board of directors of Acquisitionco.

      "BUSINESS DAY" means any day other than a Saturday, Sunday, a public holiday or a day on which commercial banks are not open for business in Toronto, Ontario or New York, New York under applicable law.

      "CALLCO" means a (i) subsidiary of Newmont existing under the laws of Nova Scotia or such other jurisdiction as Newmont may determine prior to the Effective Date, or (ii) in Newmont's sole discretion, such other company which exercises the Liquidation Call Right or Redemption Call Right, including Newmont or NSULC.

      "CALLCO CALL NOTICE" has the meaning ascribed thereto in (S)6(3) of these share provisions.

      "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a currency other than Canadian dollars (the "FOREIGN CURRENCY AMOUNT") at any date the product obtained by multiplying:

          (a) the Foreign Currency Amount; by

          (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose, which determination shall be conclusive and binding.

      "CBCA" means the CANADA BUSINESS CORPORATIONS ACT, as amended.

      "COMMON SHARES" means the common shares in the capital of Acquisitionco.

      "CURRENT MARKET PRICE" means, in respect of a Newmont Share on any date, the quotient obtained by dividing (a) the aggregate of the Daily Value of Trades for each day during the period of 20 consecutive trading days ending not more than three trading days before such date; by (b) the aggregate volume of Newmont Shares used to calculate such Daily Value of Trades.

      "DAILY VALUE OF TRADES" means, in respect of the Newmont Shares on any trading day, the Canadian Dollar Equivalent of the product of (a) the volume weighted average price of Newmont Shares on the NYSE (or, if the Newmont Shares are not listed on the NYSE, on such other stock exchange or automated quotation system on which the Newmont Shares are listed or quoted, as the case may be, as may be selected by the board of directors of Newmont for such purpose) on such date, as determined by Bloomberg L.P. or other reputable, third party information source selected by the board of directors of Newmont; and (b) the aggregate volume of Newmont Shares traded on such day on the NYSE or such other stock exchange or automated quotation system and used to calculate such volume weighted average price; provided that any such selections by the board of directors of Newmont shall be conclusive and binding.

      "DIRECTOR" means the Director appointed pursuant to (S)260 of the CBCA.

      "DIVIDEND AMOUNT" means an amount equal to, and in full satisfaction of, all declared and unpaid dividends on an Exchangeable Share held by a holder on any dividend record date which occurred prior to the date of purchase, redemption or other acquisition of such share by Callco or Newmont from such holder pursuant to (S)5.1, (S)6.1 or (S)7.1.

      "EFFECTIVE DATE" means the date on or before the Outside Date on which the Arrangement becomes effective in accordance with the CBCA and the Final Order.

      "EXCHANGEABLE SHARES" means the non-voting, exchangeable shares in the capital of Acquisitionco, having the rights, privileges, restrictions and conditions set forth herein.

      "EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of Acquisitionco and in respect of which the Board of Directors determines in good faith that after giving effect to such matter the economic equivalence of the Exchangeable Shares and the Newmont Shares is maintained for the holders of Exchangeable Shares (other than Newmont and its affiliates).

      "EXEMPT EXCHANGEABLE SHARE VOTING EVENT" means an Exchangeable Share Voting Event in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the economic equivalence of the Exchangeable Shares and the Newmont Shares.

      "FRANCO-NEVADA" means Franco-Nevada Mining Corporation Limited, a corporation incorporated under the laws of Canada.

      "HOLDER" means, when used with reference to the Exchangeable Shares, a holder of Exchangeable Shares shown from time to time in the register maintained by or on behalf of Acquisitionco in respect of the Exchangeable Shares.

      "INCLUDING" means "including without limitation" and "INCLUDES" means "includes without limitation".

      "LIQUIDATION AMOUNT" has the meaning ascribed thereto in (S)5(1) of these share provisions.

      "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in the Voting and Exchange Trust Agreement.

      "LIQUIDATION DATE" has the meaning ascribed thereto in (S)5(1) of these share provisions.

      "NEWMONT" means Newmont Mining Company, a corporation existing under the laws of Delaware, or its new, direct or indirect, parent corporation that issues the shares into which the Original Newmont Shares are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated by the Plan of Arrangement, or such other corporation that at the time is the issuer of the Newmont Shares.

      "NEWMONT CONTROL TRANSACTION" means any merger, amalgamation, arrangement, take-over bid or tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving Newmont, or any proposal to do so.

      "NEWMONT DIVIDEND DECLARATION DATE" means the date on which the board of directors of Newmont declares any dividend or other distribution on the Newmont Shares that would require a corresponding payment to be made in respect of the Exchangeable Shares.

      "NEWMONT SHARES" means the Original Newmont Shares or the common stock of the corporation into which all or substantially all of the Original Newmont Shares are converted or for which they are exchanged on or before the Effective Date in connection with the transactions contemplated by the Plan of Arrangement, and any other securities into which such shares may be changed.

      "NYSE" means the New York Stock Exchange or its successor.

      "ORIGINAL NEWMONT SHARES" means the common stock, par value U.S.$1.60 per share, in the capital of Newmont.

      "PERSON" includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Agency, syndicate or other entity, whether or not having legal status.

      "PLAN OF ARRANGEMENT" means the plan of arrangement substantially in the form and content of Schedule B annexed to the Arrangement Agreement, and any amendments or variations thereto made in accordance with (S)7.B of the Arrangement Agreement or (S)6 of the Plan of Arrangement or made at the direction of the Court.

      "PURCHASE PRICE" has the meaning ascribed thereto in (S)6(3) of these share provisions.

      "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in the Plan of Arrangement.

      "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in the Plan of Arrangement.

      "REDEMPTION DATE" means the date, if any, established by the Board of Directors for the redemption by Acquisitionco of all but not less than all of the outstanding Exchangeable Shares pursuant to (S)7 of these share provisions, which date shall be no earlier than the seventh anniversary of the date on which Exchangeable Shares first are issued, unless:

          (a) there are fewer than 1,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Newmont and its affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the date on which Exchangeable Shares first are issued as they may determine, upon at least 60 days' prior written notice to the holders of the Exchangeable Shares and the Trustee;

          (b) a Newmont Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such Newmont Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Newmont Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the date on which Exchangeable Shares first are issued as it may determine, upon such number of days' prior written notice to the holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

          (c) an Exchangeable Share Voting Event that is not an Exempt Exchangeable Share Voting Event is proposed and (i) the holders of the Exchangeable Shares fail to take the necessary action, at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exchangeable Share Voting Event or the holders of the Exchangeable Shares do take the necessary action but, in connection therewith, the holders of more than 2% of the outstanding Exchangeable Shares (other than those held by Newmont and its affiliates) exercise rights of dissent under the CBCA, and (ii) the Board of Directors determines in good faith that it is not reasonably practicable to accomplish the business purpose (which business purpose must be bona fide and not for the primary purpose of causing the occurrence of the Redemption Date) intended by the Exchangeable Share Voting Event in a commercially reasonable manner that does not result in an Exchangeable Share Voting Event, in which case the Redemption Date shall be the business day following the day on which the later of the events described in (i) and (ii) above occur;

          (d) an Exempt Exchangeable Share Voting Event is proposed and holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event in which case the Redemption Date shall be the business day following the day on which the holders of the Exchangeable Shares failed to take such action; or

          (e) the Canadian tax legislation is amended and becomes effective such that substantially all Canadian resident holders of Exchangeable Shares may exchange their Exchangeable Shares for Newmont Shares on a tax deferred basis for Canadian income tax purposes, in which case the Board of Directors may accelerate such Redemption Date to such date prior to the seventh anniversary of the date on which Exchangeable
       Shares are issued as they may determine, upon at least 60 days' prior written notice to the holders of the Exchangeable Shares and the Trustee,

   provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b), (c), (d) or (e) above to any of the holders of Exchangeable Shares shall not affect the validity of any such redemption.

      "REDEMPTION PRICE" has the meaning ascribed thereto in (S)7(1) of these share provisions.

      "RETRACTED SHARES" has the meaning ascribed thereto in (S)6(1)(a) of these share provisions.

      "RETRACTION CALL RIGHT" has the meaning ascribed thereto in (S)6(1)(c) of these share provisions.

      "RETRACTION DATE" has the meaning ascribed thereto in (S)6(1)(b) of these share provisions.

      "RETRACTION PRICE" has the meaning ascribed thereto in (S)6(1) of these share provisions.

      "RETRACTION REQUEST" has the meaning ascribed thereto in (S)6(1) of these share provisions.

      "SEC" means the U.S. Securities and Exchange Commission.

      "SECURITIES ACT" means the SECURITIES ACT (Ontario) and the rules, regulations and policies made thereunder, as amended.

      "SPECIAL SHARES" means the special shares in the capital of Acquisitionco.

      "SUPPORT AGREEMENT" means the agreement made between Newmont, Callco and Acquisitionco substantially in the form and content of Schedule K to the Arrangement Agreement.

      "TRANSFER AGENT" means Computershare Trust Company of Canada or such other person as may from time to time be appointed by Acquisitionco as the registrar and transfer agent for the Exchangeable Shares.

      "TRUSTEE" means the trustee chosen by Newmont to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the laws of Canada or any Province thereof and authorized to carry on the business of a trust company in all the provinces of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

      "TSE" means The Toronto Stock Exchange or its successor.

      "VOTING AND EXCHANGE TRUST AGREEMENT" means an agreement to be made among Newmont, Acquisitionco and the Trustee in connection with the Plan of Arrangement substantially in the form of Schedule L to the Arrangement Agreement.

2. RANKING OF EXCHANGEABLE SHARES

   The Exchangeable Shares shall be entitled to a preference over the Common Shares, the Special Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of Acquisitionco, whether voluntary or involuntary, or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs.

3. DIVIDENDS

   (1) A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Newmont Dividend Declaration Date, declare a dividend on each Exchangeable Share:

      (a) in the case of a cash dividend declared on the Newmont Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent of the cash dividend declared on each Newmont Share on the Newmont Dividend Declaration Date;

      (b) in the case of a stock dividend declared on the Newmont Shares to be paid in Newmont Shares, by the issue or transfer by Acquisitionco of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Newmont Shares to be paid on each Newmont Share unless in lieu of such stock dividend Acquisitionco elects to effect a corresponding and contemporaneous and economically equivalent (as determined by the Board of Directors in accordance with (S)3.5 hereof) subdivision of the outstanding Exchangeable Shares; or

      (c) in the case of a dividend declared on the Newmont Shares in property other than cash or Newmont Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (to be determined by the Board of Directors as contemplated by (S)3(5) hereof) to the type and amount of property declared as a dividend on each Newmont Share.

   Such dividends shall be paid out of money, assets or property of Acquisitionco properly applicable to the payment of dividends, or out of authorized but unissued shares of Acquisitionco, as applicable. The holders of Exchangeable Shares shall not be entitled to any dividends other than or in excess of the dividends referred to in this (S)3(1).

   (2) Cheques of Acquisitionco payable at par at any branch of the bankers of Acquisitionco shall be issued in respect of any cash dividends contemplated by
(S)3(1)(a) hereof and the sending of such cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by (S)3(1)(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by (S)3(1)(c) hereof shall be issued, distributed or transferred by Acquisitionco in such manner as it shall determine and the issuance, distribution or transfer thereof by Acquisitionco to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against Acquisitionco any dividend that is represented by a cheque that has not been duly presented to Acquisitionco's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

   (3) The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under (S)3(1) hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Newmont Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision, redivision or change of the Exchangeable Shares under (S)3(1)(b) hereof and the effective date of such subdivision shall be the same dates as the record and payment date, respectively, for the corresponding stock dividend declared on the Newmont Shares.

   (4) If on any payment date for any dividends declared on the Exchangeable Shares under (S)3(1) hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which Acquisitionco shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

   (5) The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of these share provisions, including (S)3(1) hereof, and each such determination shall be conclusive and binding on Acquisitionco and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

      (a) in the case of any stock dividend or other distribution payable in Newmont Shares, the number of such shares issued in proportion to the number of Newmont Shares previously outstanding;

      (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

      (c) in the case of the issuance or distribution of any other form of property (including any shares or securities of Newmont of any class other than Newmont Shares, any rights, options or warrants other than those referred to in (S)3(5)(b) hereof, any evidences of indebtedness of Newmont or any assets of Newmont), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Newmont Share and the Current Market Price of a Newmont Share; and

      (d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Newmont Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

4. CERTAIN RESTRICTIONS

   So long as any of the Exchangeable Shares are outstanding, Acquisitionco shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in (S)10(2) of these share provisions:

      (a) pay any dividends on the Common Shares, Special Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares, Special Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

      (b) redeem or purchase or make any capital distribution in respect of Common Shares, Special Shares or any other shares ranking junior to the Exchangeable Shares;

      (c) redeem or purchase any other shares of Acquisitionco ranking equally with the Exchangeable Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of Acquisitionco, whether voluntary or involuntary, or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs; or

      (d) issue any Exchangeable Shares or any other shares of Acquisitionco ranking equally with the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares; and

      (e) issue any shares of Acquisitionco ranking superior to the Exchangeable Shares.

   The restrictions in (S)4(a), (b), (c) and (d) hereof shall not apply if: (i) all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the Newmont Shares shall have been declared and paid on the Exchangeable Shares; and (ii) in the case of an issuance of any Exchangeable Shares as contemplated in (S)4(d), the members of the board of directors of Newmont that vote on the matter shall have unanimously approved the issuance of the additional Exchangeable Shares.

5. DISTRIBUTION ON LIQUIDATION

   (1) In the event of the liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, subject to the exercise by Callco of the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of Acquisitionco in respect of each Exchangeable Share held by such holder on the effective date (the "LIQUIDATION DATE") of such liquidation, dissolution, winding-up or other distribution, before any distribution of any part of the assets of Acquisitionco among the holders of the Common Shares, Special Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share (the "LIQUIDATION AMOUNT") equal to the Current Market Price of a Newmont Share on the last business day prior to the Liquidation Date, which shall be satisfied in full by Acquisitionco delivering or causing to be delivered to such holder one Newmont Share, plus an amount equal the Dividend Amount.

   (2) On or promptly after the Liquidation Date, and provided the Liquidation Call Right has not been exercised by Callco, Acquisitionco shall pay or cause to be paid to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the Articles of Acquisitionco and such additional documents, instruments and payments as the Transfer Agent and Acquisitionco may reasonably require, at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco by notice to the holders of the Exchangeable Shares. Payment of the Liquidation Amount for such Exchangeable Shares shall be made by transferring or causing to be transferred to each holder the Newmont Shares to which such holder is entitled and by delivering to such holder, at the address of such holder recorded in the register of shareholders of Acquisitionco for the Exchangeable Shares or by holding for pick-up by such holder at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco by notice to the holders of Exchangeable Shares, on behalf of Acquisitionco certificates representing Newmont Shares (which shares shall be fully paid and shall be free and clear of any lien, claim or encumbrance) and a cheque of Acquisitionco payable at par at any branch of the bankers of Acquisitionco in respect of the Dividend Amount, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Liquidation Amount has been paid in the manner hereinbefore provided. Acquisitionco shall have the right at any time after the Liquidation Date to transfer or cause to be issued or transferred to, and deposited with, the Agent the Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, such Liquidation Amount to be held by the Agent as trustee for and on behalf of, and for the use and benefit of, such holders. Upon such deposit being made, the rights of a holder of Exchangeable Shares after such deposit shall be limited to receiving its proportionate part of the Liquidation Amount for such Exchangeable Shares so deposited, without interest, and when received by the Agent, all dividends and other distributions with respect to the Newmont Shares to which such holder is entitled with a record date after the date of such deposit and before the date of transfer of such Newmont Shares to such holder (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom) against presentation and surrender of the certificates for the Exchangeable Shares held by them in accordance with the foregoing provisions.

   (3) After Acquisitionco has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to (S)5(1) of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of Acquisitionco.

6. RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

   (1) A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Callco of the Retraction Call Right and otherwise upon compliance with, and subject to, the provisions of this (S)6, to require Acquisitionco to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Current Market Price of a Newmont Share on the last business day prior to the Retraction Date (the "RETRACTION PRICE"), which shall be satisfied in full by Acquisitionco delivering or causing to be delivered to such holder one Newmont Share (which on issue will be admitted to listing and trading by the NYSE (subject to official notice of issuance)) for each Exchangeable Share presented and surrendered by the holder together with, on the designated payment date therefor, the Dividend Amount. To effect such redemption, the holder shall present and surrender at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have Acquisitionco redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the Articles of Acquisitionco and such additional documents, instruments and payments as the Transfer Agent and Acquisitionco may reasonably require, and together with a duly executed statement (the "RETRACTION REQUEST") in the form of Schedule A hereto or in such other form as may be acceptable to Acquisitionco:

      (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "RETRACTED SHARES") redeemed by Acquisitionco;

      (b) stating the business day on which the holder desires to have Acquisitionco redeem the Retracted Shares (the "RETRACTION DATE"), provided that the Retraction Date shall be not less than 10 business days nor more than 15 business days after the date on which the Retraction Request is received by Acquisitionco and further provided that, in the event that no such business day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th business day after the date on which the Retraction Request is received by Acquisitionco and subject also to (S)6(8); and

      (c) acknowledging the overriding right (the "RETRACTION CALL RIGHT") of Callco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the terms and conditions set out in (S)6(3) hereof.

   (2) Provided that Callco has not exercised the Retraction Call Right, upon receipt by Acquisitionco or the Transfer Agent in the manner specified in
(S)6(1) of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in (S)6(7), Acquisitionco shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall transfer or cause to be issued or transferred to such holder the Newmont Shares to which such holder is entitled and shall comply with (S)6(4) hereof. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Callco pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of Acquisitionco.

   (3) Subject to the provisions of this (S)6, upon receipt by Acquisitionco of a Retraction Request, Acquisitionco shall immediately notify Callco thereof and shall provide to Callco a copy of the Retraction Request. In order to exercise the Retraction Call Right, Callco must notify Acquisitionco of its determination to do so (the "CALLCO CALL NOTICE") within five business days of notification to Callco by Acquisitionco of the receipt by Acquisitionco of the Retraction Request. If Callco does not so notify Acquisitionco within such five business day period, Acquisitionco will notify the holder as soon as possible thereafter that Callco will not exercise the Retraction Call Right. If Callco delivers the Callco Call Notice within such five business day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in (S)6(7), the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Callco in accordance with the Retraction Call Right. In such event, Acquisitionco shall not redeem the Retracted Shares and Callco shall purchase from such holder and such holder shall sell to Callco on the Retraction Date the Retracted Shares for a purchase price (the "PURCHASE PRICE") per share equal to the Retraction Price per share, plus, on the designated payment date therefor, to the extent not paid by Acquisitionco on the designated payment date therefor, any Dividend Amount. To the extent that Callco pays the Dividend Amount in respect of the Retracted Shares, Acquisitionco shall no longer be obligated to pay any declared and unpaid dividends on such Retracted Shares. For the purpose of completing a purchase pursuant to the Retraction Call Right, on the Retraction Date, Callco shall transfer or cause to be issued or transferred to the holder of the Retracted Shares the Newmont Shares to which such holder is entitled. Provided that Callco has complied with the immediately preceding sentence and
(S)6(4) hereof, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by Acquisitionco of such Retracted Shares shall take place on the Retraction Date. In the event that Callco does not deliver a Callco Call Notice within such five business day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in (S)6(7), Acquisitionco shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this (S)6.

   (4) Acquisitionco or Callco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the register of shareholders of Acquisitionco for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco by notice to the holders of Exchangeable Shares, certificates representing the Newmont Shares (which shares shall be fully paid and shall be free and clear of any lien, claim or encumbrance and which on issue will be admitted to listing and trading by the NYSE (subject to official notice of issuance)) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of Acquisitionco or Callco, as applicable, representing the aggregate Dividend Amount, in payment of the Retraction Price or the Purchase Price, as the case may be, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of Acquisitionco or by Callco, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the Retraction Price or Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom and remitted to the proper tax authority).

   (5) On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Retraction Price or Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Retraction Price or the Purchase Price, as the case may be, shall not be made as provided in
(S)6(4) hereof, in which case the rights of such holder shall remain unaffected until the Retraction Price or the Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Retraction Price or the Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by Acquisitionco or purchased by Callco shall thereafter be a holder of the Newmont Shares delivered to it.

   (6) Notwithstanding any other provision of this (S)6, Acquisitionco shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If Acquisitionco believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Callco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, Acquisitionco shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder and the Trustee at least two business days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by Acquisitionco. In any case in which the redemption by Acquisitionco of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, Acquisitionco shall redeem Retracted Shares in accordance with (S)6(2) of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of Acquisitionco, representing the Retracted Shares not redeemed by Acquisitionco pursuant to (S)6(2) hereof. If Acquisitionco would otherwise be obligated to redeem the Retracted Shares pursuant to (S)6(2) of these share provisions but is not obligated to do so as a result of solvency requirements or other provisions of applicable law, Newmont shall, subject to applicable law, purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Newmont to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided for in the Voting and Exchange Trust Agreement.

   (7) A holder of Retracted Shares may, by notice in writing given by the holder to Acquisitionco before the close of business on the business day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Callco shall be deemed to have been revoked.

   (8) Notwithstanding any other provision of this (S)6, if:

      (a) exercise of the rights of the holders of the Exchangeable Shares, or any of them, to require Acquisitionco to redeem any Exchangeable Shares pursuant to this (S)6 on any Retraction Date would require listing particulars or any similar document to be issued in order to obtain the approval of NYSE to the listing and trading (subject to official notice of issuance) of, the Newmont Shares that would be required to be delivered to such holders of Exchangeable Shares in connection with the exercise of such rights; and

      (b) as a result of (a) above, it would not be practicable
   (notwithstanding the reasonable endeavours of Newmont) to obtain such approvals in time to enable all or any of such Newmont Shares to be admitted to listing and trading by NYSE (subject to official notice of issuance) when so delivered, that Retraction Date shall, notwithstanding any other date specified or otherwise deemed to be specified in any relevant Retraction Request, be deemed for all purposes to be the earlier of (i) the second business day immediately following the date the approvals referred to in (S)6(8)(a) are obtained, and
(ii) the date which is 30 business days after the date on which the relevant Retraction Request is received by Acquisitionco, and references in these share provisions to such Retraction Date shall be construed accordingly.

7. REDEMPTION OF EXCHANGEABLE SHARES BY ACQUISITIONCO

   (1) Subject to applicable law, and provided Callco has not exercised the Redemption Call Right, Acquisitionco shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share (the "REDEMPTION PRICE") equal to the Current Market Price of a Newmont Share on the last business day prior to the Redemption Date, which shall be satisfied in full by Acquisitionco causing to be delivered to each holder of Exchangeable Shares one Newmont Share for each Exchangeable Share held by such holder, together with an amount equal to the Dividend Amount.

   (2) In any case of a redemption of Exchangeable Shares under this (S)7, Acquisitionco shall, at least 60 days before the Redemption Date (other than a Redemption Date established in connection with a Newmont Control Transaction or an Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by Acquisitionco or the purchase by Callco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a Newmont Control Transaction or an Exchangeable Share Voting Event, the written notice of the redemption by Acquisitionco or the purchase by Callco under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

   (3) On or after the Redemption Date and provided that the Redemption Call Right has not been exercised by Callco, Acquisitionco shall pay or cause to be paid to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the Articles of Acquisitionco and such additional documents, instruments and payments as the Transfer Agent and Acquisitionco may reasonably require. Payment of the Redemption Price for such Exchangeable Shares shall be made by transferring or causing to be issued or transferred to each holder the Newmont Shares to which such holder is entitled and by delivering to such holder, at the address of such holder recorded in the register of shareholders of Acquisitionco for the Exchangeable Shares or by holding for pick-up by such holder at the registered office of Acquisitionco or at any office of the Transfer Agent as may be specified by Acquisitionco in such notice, on behalf of Acquisitionco certificates representing Newmont Shares (which shares shall be fully paid and shall be free and clear of any lien, claim or encumbrance), and, if applicable, a cheque of Acquisitionco payable at par at any branch of the bankers of Acquisitionco in payment of the Dividend Amount, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive the Redemption Price, unless payment of the Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Redemption Price has been paid in the manner hereinbefore provided. Acquisitionco shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to transfer or cause to be issued or transferred to, and deposited with, the Agent named in such notice the Redemption Price for the Exchangeable Shares (except as otherwise provided in this (S)7(3) so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, less any amounts withheld on account of tax required to be deducted and withheld therefrom, such aggregate Redemption Price to be held by the Agent as trustee for and on behalf of, and for the use and benefit of, such holders. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption

Date, as the case may be, shall be limited to receiving their proportionate part of the aggregate Redemption Price for such Exchangeable Shares, without interest, and when received by the Agent, all dividends and other distributions with respect to the Newmont Shares to which such holder is entitled with a record date after the later of the date of such deposit and the Redemption Date and before the date of transfer of such Newmont Shares to such holder (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom), against presentation and surrender of the certificates for the Exchangeable Shares held by them in accordance with the foregoing provisions.

8. PURCHASE FOR CANCELLATION

   Subject to applicable law, Acquisitionco may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares.

9. VOTING RIGHTS

   Except as required by applicable law and by (S)10 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of Acquisitionco or to vote at any such meeting. Without limiting the generality of the foregoing, the holders of the Exchangeable Shares shall not have class votes except as required by applicable law.

10. AMENDMENT AND APPROVAL

   (1) The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

   (2) Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares in accordance with applicable law shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law, subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 10% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 10% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

11. RECIPROCAL CHANGES, ETC. IN RESPECT OF NEWMONT SHARES

   (1) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that so long as any Exchangeable Shares not owned by Newmont or its affiliates are outstanding, Newmont will not without the prior approval of Acquisitionco and the prior approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of these share provisions:

      (a) issue or distribute Newmont Shares (or securities exchangeable for or convertible into Newmont Shares) to the holders of all or substantially all of the then outstanding Newmont Shares by way of stock dividend or other distribution, other than an issue of Newmont Shares (or securities exchangeable for or convertible into Newmont Shares) to holders of Newmont Shares (i) who exercise an option to receive dividends in Newmont Shares (or securities exchangeable for or convertible into Newmont Shares) in lieu of receiving cash dividends, or (ii) pursuant to any dividend reinvestment plan or similar arrangement;

      (b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Newmont Shares entitling them to subscribe for or to purchase Newmont Shares (or securities exchangeable for or convertible into Newmont Shares); or

      (c) issue or distribute to the holders of all or substantially all of the then outstanding Newmont Shares:

          (i) shares or securities of Newmont of any class other than Newmont Shares (other than shares convertible into or exchangeable for Newmont Shares);

          (ii) rights, options or warrants other than those referred to in
       (S)11(1)(b) above;

          (iii) evidence of indebtedness of Newmont; or

          (iv) assets of Newmont,

   unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares and at least 7 days prior written notice thereof is given to the holders of Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Newmont in order to give effect to and consummate the transactions contemplated by, and in accordance with, the Plan of Arrangement.

   (2) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that so long as any Exchangeable Shares not owned by Newmont or its affiliates are outstanding, Newmont will not without the prior approval of Acquisitionco and the prior approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of these share provisions:

      (a) subdivide, redivide or change the then outstanding Newmont Shares into a greater number of Newmont Shares;

      (b) reduce, combine, consolidate or change the then outstanding Newmont Shares into a lesser number of Newmont Shares; or

      (c) reclassify or otherwise change the Newmont Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Newmont Shares,

   unless the same or an economically equivalent change shall simultaneously be made to, or in, the rights of the holders of the Exchangeable Shares and at least 7 days prior written notice is given to the holders of Exchangeable Shares. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with
   (S)10(2) of these share provisions.

12. ACTIONS BY ACQUISITIONCO UNDER SUPPORT AGREEMENT

   (1) Acquisitionco will take all such actions and do all such things as shall be necessary to perform and comply with and to ensure performance and compliance by Newmont, Callco and Acquisitionco with all provisions of the Support Agreement applicable to Newmont, Callco and Acquisitionco, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary to enforce for the direct benefit of Acquisitionco all rights and benefits in favour of Acquisitionco under or pursuant to such agreement.

   (2) Acquisitionco shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

      (a) adding to the covenants of the other parties to such agreement for the protection of Acquisitionco or the holders of the Exchangeable Shares thereunder;

      (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      (c) making such changes in or corrections to such agreement which, on the advice of counsel to Acquisitionco, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein.

13. LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

   (1) The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and automatic exchange thereunder) and the Retraction Call Right.

   (2) Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Callco, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of Callco as therein provided.

   (3) Acquisitionco, Callco, Newmont and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Exchangeable Shares such amounts as Acquisitionco, Callco, Newmont or the Transfer Agent is required to deduct and withhold with respect to such payment under the INCOME TAX ACT (Canada) or United States tax laws or any provision of provincial, territorial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing Agency. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Acquisitionco, Callco, Newmont and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Acquisitionco, Callco, Newmont or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and Acquisitionco, Callco, Newmont or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

14. NOTICES

   (1) Any notice, request or other communication to be given to Acquisitionco by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by telecopy or by delivery to the registered office of Acquisitionco and addressed to the attention of the Secretary of Acquisitionco. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by Acquisitionco.

   (2) Any presentation and surrender by a holder of Exchangeable Shares to Acquisitionco or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of Acquisitionco or the retraction or redemption of Exchangeable Shares shall be made by first class mail (postage prepaid) or by delivery to the registered office of Acquisitionco or to such office of the Transfer

Agent as may be specified by Acquisitionco, in each case, addressed to the attention of the Secretary of Acquisitionco. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by Acquisitionco or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by first class mail (postage prepaid) shall be at the sole risk of the holder mailing the same.

   (3) Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of Acquisitionco shall be in writing and shall be valid and effective if given by first class mail (postage prepaid) or by delivery to the address of the holder recorded in the register of shareholders of Acquisitionco or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third business day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by Acquisitionco pursuant thereto.

   (4) In the event of any interruption of mail service immediately prior to a scheduled mailing or in the period following a mailing during which delivery normally would be expected to occur, Newmont intends to make reasonable efforts to disseminate any notice by other means, such as publication. Except as otherwise required or permitted by law, if post offices in Canada or the United States are not open for the deposit of mail, any notice which Newmont or the Transfer Agent may give or cause to be given under the Arrangement will be deemed to have been properly given and to have been received by holders of Exchangeable Shares if (i) it is given to the TSE for dissemination or (ii) it is published once in the National Edition of The Globe and Mail and in the daily newspapers of general circulation in each of the French and English languages in the City of Montreal, provided that if the National Edition of The Globe and Mail is not being generally circulated, publication thereof will be made in any other daily newspaper of general circulation published in the City of Toronto.

   Notwithstanding any other provisions of these share provisions, notices, other communications and deliveries need not be mailed if Newmont determines that delivery thereof by mail may be delayed. Persons entitled to any deliveries (including certificates and cheques) which are not mailed for the foregoing reason may take delivery thereof at the office of the Transfer Agent to which the deliveries were made, upon application to the Transfer Agent, until such time as Newmont has determined that delivery by mail will not longer be delayed. Newmont will provide notice of any such determination not to mail made hereunder as soon as reasonably practicable after the making of such determination and in accordance with this (S)14(4). Such deliveries in such circumstances will constitute delivery to the persons entitled thereto.

15. DISCLOSURE OF INTERESTS IN EXCHANGEABLE SHARES

   Acquisitionco shall be entitled to require any holder of an Exchangeable Share or any person who Acquisitionco knows or has reasonable cause to believe holds any interest whatsoever in an Exchangeable Share to confirm that fact or to give such details as to whom has an interest in such Exchangeable Share as would be required (if the Exchangeable Shares were a class of "equity shares" of Acquisitionco) under (S)101 of the Securities Act or as would be required under the Articles of Newmont or any laws or regulations, or pursuant to the rules or regulations of any regulatory Agency if the Exchangeable Shares were Newmont Shares.

                                  SCHEDULE A

                              RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

To:  o ("ACQUISITIONCO") and o  ("CALLCO") and Newmont Mining Corporation
  ("NEWMONT")

   This notice is given pursuant to (S)6 of the provisions (the "SHARE PROVISIONS") attaching to the Exchangeable Shares of Acquisitionco represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

   The undersigned hereby notifies Acquisitionco that, provided that the Retraction Call Right referred to below has not been exercised, the undersigned desires to have Acquisitionco redeem in accordance with (S)6 of the Share
Provisions:

[_] all share(s) represented by this certificate; or

[_] share(s) only represented by this certificate.

The undersigned hereby notifies Acquisitionco that the Retraction Date shall be
           .

NOTE: The Retraction Date must be a business day and must not be less than 10 business days nor more than 15 business days after the date upon which this notice is received by Acquisitionco. If no such business day is specified above, the Retraction Date shall be deemed to be the 15th business day after the date on which this notice is received by Acquisitionco.

   The undersigned acknowledges the overriding Retraction Call Right of Callco or Newmont to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco or Newmont in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in (S)6(3) of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to Acquisitionco at any time before the close of business on the business day immediately preceding the Retraction Date.

   The undersigned acknowledges that if, as a result of solvency provisions of applicable law, Acquisitionco is unable to redeem all Retracted Shares, the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require Newmont to purchase the unredeemed Retracted Shares.

   The undersigned hereby represents and warrants to Callco, Newmont and Acquisitionco that the undersigned:

[_] is

          (select one)

[_] is not

a non-resident of Canada for purposes of the INCOME TAX ACT (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

[_] The undersigned hereby represents and warrants to Callco, Newmont and Acquisitionco that the undersigned is not a person within the United States of America, its territories or possessions or any state thereof, or the

District of Columbia (collectively, the "United States") or a U.S. person (within the meaning of Regulation S under the United States SECURITIES ACT OF 1933, as amended) and is not making this Retraction Request for the account or benefit of a person within the United States or such a U.S. person.

   The undersigned hereby represents and warrants to Callco, Newmont and Acquisitionco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Callco, Newmont or Acquisitionco, as the case may be, free and clear of all liens, claims and encumbrances.

------------------------ -------------------------- ------------------------
         (Date)          (Signature of Shareholder) (Guarantee of Signature)

[_] Please check box if the certificates for Newmont Shares and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which such certificates and cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents and payments (including, without limitation, any applicable Stamp Taxes) as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of Acquisitionco and the certificates for Newmont Shares and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date: _________________________________________________________________________

Name of Person in Whose Name Securities or Cheque(s)
Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE: If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of Acquisitionco represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of Acquisitionco, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).

                                  SCHEDULE C

                               MUTUAL CONDITIONS

   The respective obligations of Franco-Nevada and Newmont to complete the Arrangement shall be subject to the satisfaction, on or before the Outside Date, of the following conditions, each of which may be waived only by the written mutual consent of Franco-Nevada and Newmont:

      (a) the Arrangement, with or without amendment, shall have been approved at the Franco-Nevada Special Meeting in accordance with the Interim Order;

      (b) the shareholders of Newmont shall have approved, in accordance with applicable Law, the issuance of Newmont Shares pursuant to the Arrangement, the acquisition of Normandy and the exchange of the Exchangeable Shares and the consummation of the Arrangement and the acquisition of Normandy;

      (c) the Final Order shall have been obtained in form and substance satisfactory to each of Franco-Nevada and Newmont;

      (d) the Newmont Shares and Exchangeable Shares, issuable to the Franco-Nevada Shareholders pursuant to the Arrangement, shall have been approved for listing on the NYSE, subject to official notice of issuance, and conditionally approved for listing on the TSE, respectively;

      (e) there shall not be in force any injunction, order, judgement or decree restraining or enjoining the consummation of the Transactions and there shall be no:

          (i) proceeding, of a judicial or administrative nature or otherwise, brought by or before an Agency in progress, that, if successful, or

          (ii) Law proposed, enacted, promulgated or applied, that would result in an order or ruling that,

   in either case, would reasonably be expected to preclude completion of, or materially impair the benefits to be realized from, the Transactions in accordance with the terms hereof or be Materially Adverse to either Franco-Nevada and its Subsidiaries or Newmont and its Subsidiaries, in each case taken as a whole;

      (f) Newmont and its associates shall have a "relevant interest" in at least 50.1% of the shares in the capital of Normandy, calculated on a fully diluted basis; and

      (g) all necessary regulatory approvals, including, without limitation, the approval of all securities regulatory authorities having jurisdiction over the exchange of Franco-Nevada Shares for the Newmont Shares and Exchangeable Shares as provided in the Arrangement, and all other approvals necessary to permit the first trade of the Newmont Share and Exchangeable Shares, shall have been obtained, in each case without any condition unacceptable to Newmont and Franco-Nevada.

                                  SCHEDULE D

                     CONDITIONS IN FAVOUR OF FRANCO-NEVADA

   The obligations of Franco-Nevada to complete the Transactions shall also be subject to the satisfaction, on or before the Outside Date, of the following conditions, each of which is for the exclusive benefit of Franco-Nevada and may be waived, in whole or in part, by Franco-Nevada in its sole discretion:

      (a) all necessary corporate action shall have been taken by Newmont to authorize the execution and delivery of this agreement and the consummation of the Arrangement and the performance of its other obligations under this agreement;

      (b) Newmont shall not have failed to perform any of the obligations to be performed by it under this agreement on or prior to the Effective Date or such failure is not Materially Adverse to Newmont and its Subsidiaries, taken as a whole;

      (c) all waivers, consents, permits, orders and approvals of any Agency (including the Regulatory Approvals), and the expiry of any waiting periods (whether regulatory or contractual), in connection with, or required to permit, the consummation of the Arrangement, shall have been obtained or received or, in the case of such waiting periods, shall have expired, on terms that are not Materially Adverse to Newmont and its Subsidiaries, in each case taken as a whole;

      (d) the representations and warranties of Newmont under this agreement shall be true and correct in all material respects (except where already qualified as to materiality or the absence of a Materially Adverse effect), on and as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties refer solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, or except as affected by the Transactions), and Franco-Nevada shall have received a certificate of Newmont addressed to Franco-Nevada and dated the Effective Date, signed on behalf of Newmont by a senior officer of Newmont (on Newmont's behalf and without personal liability) confirming the same as at the Effective Date; and

      (e) there shall not have occurred, since the date of this agreement, any event, change, effect or development that individually or in the aggregate, has had or is reasonably likely to have, a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole.

                                  SCHEDULE E

                        CONDITIONS IN FAVOUR OF NEWMONT

   The obligations of Newmont to complete the Transactions shall also be subject to the satisfaction, on or before the Outside Date, of the following conditions, each of which is for the exclusive benefit of Newmont and may be waived, in whole or in part, by Newmont in its sole discretion:

      (a) the board of directors of Franco-Nevada shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by Franco-Nevada to authorize the execution and delivery of this agreement and the consummation of the Arrangement and the performance of its provisions;

      (b) Franco-Nevada shall not have failed to perform any of the obligations to be performed by it under this agreement on or prior to the Effective Date or such failure is not Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole;

      (c) the representations and warranties of Franco-Nevada under this agreement shall be true and correct in all material respects (except where already qualified as to materiality or the absence of a Materially Adverse effect), on and as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties refer solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date, or except as affected by the Transactions), and Newmont shall have received a certificate of Franco-Nevada addressed to Newmont and dated the Effective Date, signed on behalf of Franco-Nevada by a senior officer of Franco-Nevada (on Franco-Nevada's behalf and without personal liability) confirming the same as at the Effective Date;

      (d) there shall not have been delivered and not withdrawn notices of dissent with respect to the Arrangement in respect of more than 4 million Franco-Nevada Shares;

      (e) there shall not have occurred, since the date of this agreement, any event, change, effect or development that individually or in the aggregate, has had or is reasonably likely to have, a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole;

      (f) Newmont shall have received a FIRPTA certificate in form and content reasonably acceptable to Newmont and its counsel signed on behalf of Franco-Nevada by a duly authorized officer of Franco-Nevada;

      (g) there shall not be pending or threatened any suit, action or proceeding by or before any Agency

          (i) seeking to prohibit or restrict the acquisition by Newmont or any of its direct or indirect Subsidiaries of any Franco-Nevada Shares, or

          (ii) seeking to restrain or prohibit the consummation of the Transactions, or

          (iii) seeking to impose limitations on the ability of Newmont or any of its direct or indirect Subsidiaries to acquire or hold, or exercise full rights of ownership of any Franco-Nevada Shares; and

      (h) all waivers, consents, permits, orders and approvals of any Agency or other third party (including the Regulatory Approvals), and the expiry of any waiting periods (whether regulatory or contractual), in connection with, or required to permit, the consummation of the Arrangement, shall have been obtained or received or, in the case of such waiting periods, shall have expired, on terms that are not Materially Adverse to either Franco-Nevada or Newmont and their respective Subsidiaries, in each case taken as a whole.

                                  SCHEDULE F

                REPRESENTATIONS AND WARRANTIES OF FRANCO-NEVADA

   Franco-Nevada represents and warrants to Newmont as follows (and acknowledges that Newmont is relying on such representations and warranties in entering into this agreement and completing the Transactions):

      (a) ORGANIZATION, STANDING AND CORPORATE POWER. Each of Franco-Nevada and each of its Subsidiaries is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to own its assets and conduct its business as currently owned and conducted. Each of Franco-Nevada and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary. Franco-Nevada has made available for review by Newmont complete and correct copies of its Articles of Incorporation and By-Laws and the certificates of incorporation and by-laws or comparable organization documents of the Subsidiaries of Franco-Nevada, in each case as amended to the date of this agreement. Franco-Nevada is not in violation of any provision of its Articles of Incorporation or By-Laws, and no Subsidiary of Franco-Nevada is in violation of any provisions of its certificate of incorporation, by-laws or comparable organizational documents.

      (b) FRANCO-NEVADA SUBSIDIARIES. (S)(b) of the Disclosure Statement lists each Subsidiary of Franco-Nevada and the ownership or interest therein of Franco-Nevada. All the outstanding shares of capital stock of each such Subsidiary have been validly issued and are fully paid and non-assessable and, except as set forth in (S)(b) of the Disclosure Statement, are owned by Franco-Nevada, by another Subsidiary of Franco-Nevada or by Franco-Nevada and another Subsidiary of Franco-Nevada, free and clear of all pledges, claims, liens, charges, mortgages, deeds of trust, net profit interests, net smelter returns, royalties, overriding royalty interests, other payments out of production, other burdens, security interests and other encumbrances of any kind or nature whatsoever held by third parties (collectively, "LIENS"). Except for the capital stock of the Subsidiaries of Franco-Nevada and except for the ownership interests set forth in (S)(b) of the Disclosure Statement, Franco-Nevada does not own, directly or indirectly, any capital stock or other ownership interest, with a fair market value as of the date of this agreement greater than $100,000 in any person.

      (c) CAPITALIZATION. The authorized capital (the "AUTHORIZED CAPITAL") and issued capital of Franco-Nevada is as set out in the recitals to this agreement. Except as set forth above, there are no shares of capital stock or other voting securities of Franco-Nevada issued, reserved for issuance or outstanding. Except as set forth in (S)(c) of the Disclosure Statement, there are not any bonds, debentures, notes or other indebtedness of Franco-Nevada having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Franco-Nevada must vote. Except as set forth above and except as set forth in (S)(c) of the Disclosure Statement, as of the date of this agreement, there are not any options, warrants, puts, calls, rights, commitments, agreements, arrangements or undertakings of any kind (collectively, "OPTIONS") to which Franco-Nevada or any of its Subsidiaries is a party or by which any of them is bound relating to the issued or unissued capital stock of Franco-Nevada or any of its Subsidiaries, or obligating Franco-Nevada or any of its Subsidiaries to issue, transfer, grant, sell or pay for or repurchase any shares of capital stock or other equity interests in, or securities convertible or exchangeable for any capital stock or other equity interests in, Franco-Nevada or any of its Subsidiaries or obligating Franco-Nevada or any of its Subsidiaries to issue, grant, extend or enter into any such Options. All shares of Franco-Nevada's capital stock that are subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. The issuance and sale of all of the shares of capital stock described in this (S)(c) of Schedule F have been in compliance with all Laws. Franco-Nevada has previously provided Newmont with a schedule setting forth the names of, and the number of shares of each class (including the number of shares issuable upon exercise of Franco-Nevada Stock Options and the exercise price and vesting schedule with respect thereto) and the number of options held by, all holders of Franco-Nevada Stock Options. (S)(c) of the

   Disclosure Statement sets forth the average exercise price for outstanding Franco-Nevada Stock Options. Except as set forth in (S)(c) of the Disclosure Statement, Franco-Nevada has not agreed to register any securities under any securities Laws or granted registration rights to any person or entity; copies of all such agreements have previously been made available to Newmont. Except as set forth above and in (S)(c) of the Disclosure Statement, as of the date of this agreement, there are not any outstanding contractual obligations or other requirements of Franco-Nevada or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Franco-Nevada or any of its Subsidiaries, or provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of Franco-Nevada or any other person. Without limiting the generality of the foregoing, there are no stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or any other attribute of Franco-Nevada or any of its Subsidiaries.

      (d) AUTHORITY; NON-CONTRAVENTION. Franco-Nevada has all requisite corporate power and corporate authority to enter into this agreement and, subject to the Franco-Nevada Shareholder Approval, to consummate the Transactions and to perform its obligations under this agreement. The Board of Directors of Franco-Nevada, by the unanimous vote of its outside directors, has approved this agreement and the Transactions and has resolved to recommend to Franco-Nevada Shareholders that Franco-Nevada Shareholders give the Franco-Nevada Shareholder Approval. The execution and delivery of this agreement by Franco-Nevada and the consummation by Franco-Nevada of the Transactions have been duly authorized by all necessary corporate action on the part of Franco-Nevada, subject to the Franco-Nevada Shareholder Approval. No other corporate proceedings on the part of Franco-Nevada or any of its Subsidiaries are necessary to authorize this agreement and, subject to the Franco-Nevada Shareholder Approval, the Transactions. This agreement has been duly executed and delivered by Franco-Nevada and constitutes a valid and binding obligation of Franco-Nevada, enforceable by Newmont against Franco-Nevada and each of its Subsidiaries in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally. The execution and delivery of this agreement does not, and the consummation of the Transactions and compliance with the provisions of this agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, purchase, cancellation or acceleration of any obligation or to loss of any property, rights or benefits under, or result in the imposition of any additional obligation under, or result in the creation of any Lien upon any of the properties or assets of Franco-Nevada or any of its Subsidiaries under, (i) the Articles of Arrangement or By-laws of Franco-Nevada or the comparable organization documents of any of its Subsidiaries; (ii) any contract, instrument, permit, concession, franchise, license, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, arrangement or understanding whether oral or written (a "CONTRACT"), to which Franco-Nevada or any of its Subsidiaries is a party or by which any of them or their respective properties or assets is bound or affected, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law applicable to Franco-Nevada or any of its Subsidiaries or their respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Agency, is required by or with respect to Franco-Nevada or any of its Subsidiaries in connection with the execution and delivery of this agreement by Franco-Nevada or the consummation by Franco-Nevada of the Transactions, except for (i) the filing with the applicable securities regulatory Agencies of a proxy statement relating to the Franco-Nevada Special Meeting (as amended or supplemented from time to time, the "PROXY STATEMENT"), (ii) any approvals required by the Interim Order and the Final Order, (iii) filings with the Director under the CBCA, and filings under the INVESTMENT CANADA ACT (Canada), as amended, the COMPETITION ACT (Canada), as amended, and the HART-SCOTT-RODINO ANTI-TRUST IMPROVEMENTS ACT OF 1976, as amended, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings as are set forth in (S)(d) of the Disclosure Statement. Each of Franco-Nevada and its Subsidiaries possesses all certificates, franchises, licenses, permits, grants, easements, covenants, certificates, orders, authorizations and approvals issued to or granted by Agencies or other third parties (collectively, "PERMITS"), including pursuant to any Environmental Law, necessary to own, lease and/or operate its properties and to conduct its business as such business is currently conducted or is expected to be conducted following completion of the Transaction. Except as set forth in (S)(d) of the Disclosure Statement, (i) all such Permits are validly held by Franco-Nevada or its Subsidiaries, and Franco-Nevada and its Subsidiaries have complied in all respects with all terms and conditions thereof, (ii) none of such Permits will be subject to suspension, modification, revocation or non-renewal as a result of the execution and delivery of this agreement or the consummation of the Transactions, and
   (iii) since March 31, 2001, neither Franco-Nevada nor any of its Subsidiaries has received any written notice, notice of violation or probable violation, notice of revocation, or other written communication from or on behalf of any Agency, alleging (A) any violation of such Permit, or (B) that Franco-Nevada or any of its Subsidiaries requires any Permit required for its business as such business is currently conducted, that is not currently held by it.

      (e) PUBLICLY FILED DOCUMENTS; UNDISCLOSED LIABILITIES. Franco-Nevada has filed all required reports, schedules, forms, statements and other documents (including documents incorporated by reference) with the applicable security regulatory Agencies since March 31, 1998 (the "PUBLIC DISCLOSURE DOCUMENTS"). As of its date, each Public Disclosure Document complied in all material respects with the requirements of all applicable securities Laws. None of the Public Disclosure Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later-filed Public Disclosure Document. The consolidated financial statements of Franco-Nevada included in the Public Disclosure Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the applicable securities regulatory Agencies with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Franco-Nevada as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except (i) as and to the extent disclosed, reflected or reserved against on the balance sheet or the notes thereto of Franco-Nevada as of March 31, 2001 included in the Filed Franco-Nevada Public Disclosure Documents, (ii) as incurred after the date thereof in the ordinary course of business consistent with past practice and not prohibited by this agreement, or (iii) as set forth in (S)(e) of the Disclosure Statement, Franco-Nevada does not have any liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, that, individually or in the aggregate, have had or would reasonably be expected to have a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. Except as set forth in (S)(e) of the Disclosure Statement, none of Franco-Nevada or its Subsidiaries is subject to the informational reporting requirements of, or required to file any form or other document with, any securities regulatory Agency (including any stock exchange).

      (f) INFORMATION SUPPLIED. None of the information supplied or to be supplied by Franco-Nevada or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement or any other filings relating to the Transactions made by Newmont pursuant to the Securities Act, the Securities Exchange Act or Australian Law (collectively, the "NEWMONT FILINGS") will, at the date the Proxy Statement is first mailed to Franco-Nevada Shareholders or the Newmont Filing is filed, as the case may be, or at the time of the Franco-Nevada Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading. The Proxy Statement and Newmont Filings will comply as to form in all material respects with the requirements of applicable securities Laws, except that no representation or warranty is made by Franco-Nevada with respect to statements made or incorporated by reference therein based on information supplied by Newmont for inclusion or incorporation by reference in the Proxy Statement or the Newmont Filings.

      (g) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Public Disclosure Documents filed and publicly available prior to the date of this agreement (the "FILED FRANCO-NEVADA

   PUBLIC DISCLOSURE DOCUMENTS"), since March 31, 2001, Franco-Nevada has conducted, and caused each of its Subsidiaries to conduct, its business only in the ordinary course and:

          (i) there has not been any event, change, effect or development (including any decision to implement such a change made by the board of directors of Franco-Nevada or any of its Subsidiaries in respect of which senior management believes that confirmation of the board of directors is probable), which, individually or in the aggregate, has had, or would reasonably be expected to have, a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole;

          (ii) there has not been, except for regular annual dividends not in excess of Cdn$0.45 per Franco-Nevada Share, with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Franco-Nevada Shares;

          (iii) there has not been, except as provided for in this agreement, any split, combination or reclassification of any Authorized Capital of Franco-Nevada or any issuance or the authorization of any issuance of any other securities in exchange or in substitution for shares of Authorized Capital of Franco-Nevada;

          (iv) there has not been, except as disclosed in (S)(g) of the Disclosure Statement, (A) any granting by Franco-Nevada or any of its Subsidiaries to any officer of Franco-Nevada or any of its Subsidiaries of any increase in or acceleration of compensation, except as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Filed Franco-Nevada Public Disclosure Documents, (B) any granting by Franco-Nevada or any of its Subsidiaries to any such officer of any increase in severance or termination pay, except as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Filed Franco-Nevada Public Disclosure Documents, or (C) any entry by Franco-Nevada or any of its Subsidiaries into any employment, severance of termination agreement with any such officer;

          (v) there has not been any change in accounting methods, principles or practices by Franco-Nevada or any of its Subsidiaries materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP or as set forth in (S)(g) of the Disclosure Statement;

          (vi) neither Franco-Nevada nor any of its Subsidiaries has engaged in any action which, if done after the date of this agreement, would violate (S)(g) of this agreement, except as set forth in (S)(g) of the Disclosure Statement; and

          (vii) no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) that is Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole, has been incurred other than in the ordinary course of business consistent with past practice, except as set forth in (S)(g) of the Disclosure Statement.

      (h) DISCLOSURE. Franco-Nevada has not failed to disclose to Newmont in writing any information known to Franco-Nevada regarding any event, circumstance or action taken or failed to be taken that is Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole. Without limiting the generality of the foregoing:

          (i) there are no severance and employment agreements with respect to current or former employees of Franco-Nevada or any of its Subsidiaries or any bonus or incentive arrangements with respect to such employees that may require payments as a result of the Transactions;

          (ii) except as disclosed in the financial statements contained in the Filed Franco-Nevada Public Disclosure Documents, Franco-Nevada and its Subsidiaries do not have liabilities or obligations in excess of the liabilities or obligations reflected or reserved against in those financial statements that, either individually or in the aggregate, are Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole;

          (iii) none of Franco-Nevada or any of its Subsidiaries or any of their properties is the subject to a judgement, order or decree that is Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole; and

          (iv) the data or information made available to Newmont in respect of Franco-Nevada and its Subsidiaries, was complete and, to the knowledge of Franco-Nevada, correct in all material respects and, did not, at the time it was made available and for the period of and matter to which it relates, and to the knowledge of Franco-Nevada, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the circumstances.

      (i) COMPLIANCE. Except for any conflicts, defaults or violations that could not, individually or in the aggregate (taking into account the impact of any cross-defaults), reasonably be expected to result in a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole, each of Franco-Nevada and its Subsidiaries has complied with, and is not in conflict with, or in default (including cross defaults) under or in violation of:

          (i) its articles or other organizational documents or by-laws;

          (ii) any Law or Permit applicable to it, its business or operations or by which any of its properties or assets is bound or affected; or

          (iii) any agreement, arrangement or understanding to which it, its business or operations or by which any of its properties or assets is bound or affected.

   As of the Effective Date, each of Franco-Nevada and its Subsidiaries has or will have complied with each of its covenants and obligations under this agreement.

      (j) RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgement, injunction, order or decree binding upon Franco-Nevada or any of its Subsidiaries that has, or could reasonably be expected to have, the effect of prohibiting, restricting or impairing any business practice of Franco-Nevada or any of its Subsidiaries, any acquisition of property by Franco-Nevada or any of its Subsidiaries or the conduct of business by any of them as currently conducted (including following the Arrangement) other than such agreements, judgements, injunctions, orders or decrees which are not, individually or in the aggregate, Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole.

      (k) CONTRACTS. (S)(k) of the Disclosure Statement lists all Contracts to which Franco-Nevada or any of its Subsidiaries is a party and which fall within any of the following categories: (a) Contracts not entered into in the ordinary course of Franco-Nevada's business; (b) joint venture, partnership and similar agreements; (c) Contracts containing covenants purporting to limit the freedom of Franco-Nevada or any of its Subsidiaries to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (d) Contracts which after the Effective Time of the Transactions would have the effect of limiting the freedom of Newmont or its Subsidiaries (other than Franco-Nevada and its Subsidiaries) to compete in any line of business in any geographic area, to hire any individual or group of individuals or to acquire any business, entity or the assets thereof; (e) Contracts which contain minimum purchase conditions or requirements or other terms that restrict or limit the purchasing relationships of Franco-Nevada of any of its Subsidiaries other than in the ordinary course of business;
   (f) Contracts relating to any outstanding commitment for capital expenditures in excess of $5 million in the aggregate; (g) Contracts involving annual revenues or expenditures to the business of Franco-Nevada or any of its Subsidiaries in excess of 7.5% of Franco-Nevada's annual revenues; and (h) Contracts containing any rights on the part of any party, including joint venture partners or entities, to acquire mining or other property rights from Franco-Nevada or any of the Subsidiaries. All Contracts are valid and binding obligations of Franco-Nevada or any of its Subsidiaries and, to the knowledge of Franco-Nevada, the valid and binding obligation of each other party thereto except for such Contracts which if not so valid and binding would not, individually or in the aggregate, have a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. Neither Franco-Nevada nor, to the knowledge of Franco-Nevada, any other party thereto is in violation of or in default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a default under or entitle any party to terminate, accelerate, modify or call a default under, or trigger any pre-emptive rights or rights of first refusal under, any such Contract except such violations or defaults under such Contracts, which, individually or in the aggregate, would not have a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. No approval or consent of any person is needed in order that such Contracts continue in full force and effect following the consummation of the Transactions.

      (l) TAX MATTERS.

          (i) Franco-Nevada and each of its subsidiaries have timely filed, or caused to be timely filed, all Tax Returns required to be filed by them, and have timely paid, or caused to be timely paid, all material amounts of Taxes due and payable by them, except for any such failure to file or failure to pay which would not individually or in the aggregate, have a Materially Adverse effect on Franco-Nevada. All such Tax Returns are true, correct and complete in all material respects. To the best of Franco-Nevada's knowledge, no such Tax Return contains any misstatement or omits any statement that should have been included therein. No Tax Return has been amended.

          (ii) Reserves and provisions for Taxes accrued but not yet due on or before the Effective Date as reflected in Franco-Nevada's Financial Statements are adequate as of the date of Franco-Nevada's Financial Statements, in accordance with GAAP. No deficiencies for Taxes have been proposed, asserted or assessed against Franco-Nevada that are not adequately reserved against.

          (iii) Neither Franco-Nevada nor any of its subsidiaries has received any written notification that any issues involving a material amount of Taxes have been raised (and are currently pending) by the CCRA, the United States Internal Revenue Service or any other taxing authority, including, without limitation, any sales tax authority, in connection with any of the Tax Returns filed or required to be filed, which would, individually or in the aggregate, have a Materially Adverse effect on Franco-Nevada. Neither Franco-Nevada nor any of its subsidiaries has taken any action, or failed to take any action, or has knowledge of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Arrangement and the Transactions from constituting a transaction described in Section 351 of the Code.

          (iv) No unresolved assessments, reassessments, audits, claims, actions, suits, proceedings, or investigations exist or have been initiated with regard to any Taxes or Tax Returns of Franco-Nevada or its subsidiaries. To the knowledge of Franco-Nevada, no assessment, reassessment, audit or investigation by any Agency is underway, threatened or imminent with respect to Taxes for which Franco-Nevada or any of its subsidiaries may be liable, in whole or in part.

          (v) Other than an application to the Internal Revenue Service for an extension to file corporate income tax returns otherwise due December 15, 2001 (in respect of taxation years ended March 30, 2001), no election, consent for extension, nor any waiver that extends any applicable statute of limitations relating to the determination of a Tax liability of Franco-Nevada or any of its subsidiaries has been filed or entered into and is still effective.

          (vi) Franco-Nevada and each of its subsidiaries have properly withheld and remitted all amounts required to be withheld and/or remitted (including income tax, non-resident withholding tax, Canada Pension Plan contributions, Employment Insurance and Worker's Compensation premiums) and have paid such amounts due to the appropriate authority on a timely basis and in the form required under the appropriate legislation.

          (vii) The Franco-Nevada Shares do not constitute "foreign property" for the purposes of the ITA.

          (viii) The paid-up capital of the Franco-Nevada Shares is at least Cdn$1 billion.

          (ix) "TAX" and "TAXES" means, with respect to any entity, all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings profits or selected items of income, earnings or profits) and all capital taxes, gross receipts taxes, environmental taxes, sales taxes, use taxes, ad valorem taxes, value added taxes, transfer taxes, franchise taxes, license taxes, withholding taxes or other withholding obligations, payroll taxes, employment taxes, Canada or Quebec Pension Plan premiums, excise, severance, social security premiums, workers' compensation premiums, unemployment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, property taxes, windfall profits taxes, alternative or add-on minimum taxes, goods and services tax, customs duties or other taxes of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (domestic or foreign) on such entity or for which such entity is responsible, and any interest, penalties, additional taxes, additions to tax or other amounts imposed with respect to the foregoing. "TAX RETURNS" means returns, reports and forms (including schedules thereto) required to be filed with any Agency of Canada or the United States or any provincial, state or local Agency therein or any other jurisdiction responsible for the imposition or collection of Taxes.

          (x) For purposes of this Section (l), the term "MATERIAL AMOUNT OF TAXES" shall mean an amount of Taxes that is material to Franco-Nevada and its subsidiaries taken as a whole.

      (m) TITLE AND ENVIRONMENTAL MATTERS.

          (i) With respect to all Company Properties that are owned by Franco-Nevada or any of its Subsidiaries in fee simple (collectively, the "FRANCO-NEVADA OWNED PROPERTIES"), Franco-Nevada and its Subsidiaries are in exclusive possession thereof and have good, sufficient and marketable title to the real property interests, including fee simple estate of and in real property, leases, easements, rights of way, permits or licences from land owners or authorities permitting the use of land by it necessary to permit the operation of its business as presently owned and conducted, except for failures of title that would individually or in the aggregate not be Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole. The term "COMPANY PROPERTIES" means all real property owned, leased or controlled by Franco-Nevada or any of its Subsidiaries.

          (ii) With respect to any Company Properties: (i) Franco-Nevada, together with its Subsidiaries, is in exclusive possession of such properties, subject to the paramount title of the United States with respect to unpatented mining claims in the U.S.; (ii) Franco-Nevada, together with its Subsidiaries, has not received any notice of default of any of the terms or provisions of such leases or other contracts;
       (iii) the execution, delivery and performance of this agreement by Franco-Nevada, and the consummation of the Transactions will not cause a default or termination, or give rise to the right of termination, or rights of first refusal or other pre-emptive rights under any such leases or contracts; (iv) such leases and other contracts are valid and are in good standing; (v) Franco-Nevada has no knowledge of any act or omission or any condition on such properties which could be considered or construed as a default under any such lease or other contract; (vi) none of Franco-Nevada and its Subsidiaries is a party to, or under any agreement to become a party to, any lease with respect to real property, which, if terminated, could reasonably be expected to be Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole; and
       (vii) such property covered thereby is free and clear of all Liens or material defects in title except the paramount title of the United States with respect to unpatented mining claims in the U.S.

          (iii) Franco-Nevada has delivered to or made available for inspection by Newmont all Existing Data in its possession or control, and true and correct copies of all material leases or other contracts relating to any real property owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has an interest.

          (iv) With respect to unpatented mining claims and millsites, and any other exploration or mining concessions or like interest granted by any Agency, located by Franco-Nevada or any of its Subsidiaries that are included within any real property owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has an interest subject to the paramount title of Canada, the United States or any other applicable Agency, and subject to the paramount title of the United States with respect to unpatented mining claims in the U.S.:

             i. Franco-Nevada has valid title, and has maintained valid title, to such unpatented mining claims and millsites and any other exploration or mining concessions or like interest granted by any Agency;

             ii. the claims are free and clear of Liens or defects in title; and

             iii. Franco-Nevada has no knowledge of conflicting mining claims that would constitute a material defect in Franco-Nevada's title to any of its mining claims that contains known valuable minerals.

          (v) With respect to any real property owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has an interest there are no pending or, to Franco-Nevada's knowledge, threatened suits, claims, actions, proceedings or investigations.

          (vi) Except as to matters otherwise specifically disclosed in (S)(m) of the Disclosure Statement, Franco-Nevada has not received inquiry from or notice of a pending investigation from any Agency or of any administrative or judicial proceeding concerning the violation of any applicable Laws or any Environmental Liabilities.

          (vii) Franco-Nevada has furnished or made available to Newmont, copies of all third party and internal environmental or other reports prepared by or for Franco-Nevada or any of its Subsidiaries with respect to any real property owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has an interest.

          (viii) As used in this agreement, the following terms shall have the meanings specified:

             "ENVIRONMENTAL LAWS" means applicable Laws aimed at reclamation or restoration of the real properties owned, leased or used by Franco-Nevada or any of its Subsidiaries in which Franco-Nevada or any of its Subsidiaries otherwise has an interest, abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including ambient air, surface water and groundwater; and all other applicable Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

             "ENVIRONMENTAL LIABILITIES" means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgements, amounts paid in settlement, assessments, costs, disbursements, or expenses (including attorney's fees and costs, experts' fees and costs, and consultants' fees and costs) of any kind or of any nature whatsoever that are asserted by any person or entity (including any Agency) other than Franco-Nevada, alleging liability (including liability for studies, testing or investigatory costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the real properties owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has an interest and/or emanating or migrating and/or threatening to emanate or migrate from such properties to off-site properties, (ii) physical disturbance of the environment, or (iii) the violation or alleged violation or any Environmental Laws.

             "EXISTING DATA" means maps, drill logs and other drilling data, core tests, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other material information developed in operations on the real properties owned, leased or used by Franco-Nevada or any of its Subsidiaries or in which Franco-Nevada or any of its Subsidiaries otherwise has or had an interest prior to the date of this agreement.

      (n) INTELLECTUAL PROPERTY. Franco-Nevada and its Subsidiaries own all right, title and interest in, or possesses the lawful right to use or has a currently pending application for all patents, patent applications, registered and common law trademarks (including applications therefor), service marks, trade names, copyright applications, copyrights, trade secrets, know-how, computer software, production technology, proprietary technology and other intellectual property and proprietary rights used in or necessary to conduct the business. Additionally:

          (i) Franco-Nevada is not aware of any infringement of any such intellectual property by any third party; and

          (ii) the conduct of the business of Franco-Nevada and its Subsidiaries has not, and will not, cause Franco-Nevada or any of its Subsidiaries to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights, computer software rights or licences or other intellectual property of any other person and neither Franco-Nevada nor any of its Subsidiaries has received any written or oral claim or notice of infringement or potential infringement of the intellectual property of any other person arising out of the conduct of Franco-Nevada and its Subsidiaries and, in particular Franco-Nevada or the applicable Subsidiary has complied with any licence respecting intellectual property held by Franco-Nevada and its Subsidiaries.

      (o) EMPLOYMENT MATTERS.

          (i) Except as to matters otherwise specifically disclosed in (S)(o) of the Disclosure Statement, none of Franco-Nevada or its Subsidiaries is a party to any agreement, obligation or understanding providing for severance or termination payments to, or any employment agreement with, any director, consultant, employee or officer, other than any common law obligations of reasonable notice of termination or pay in lieu thereof and any statutory obligations.

          (ii) None of Franco-Nevada or any of its Subsidiaries had or has any labour contracts, collective bargaining agreements or employment or consulting agreements with any persons employed by Franco-Nevada or any persons otherwise performing services primarily for Franco-Nevada or any of its Subsidiaries (the "BUSINESS PERSONNEL"). Neither Franco-Nevada nor any of its Subsidiaries has engaged in any unfair labour practice with respect to the Business Personnel since March 31, 1999 and there is no unfair labour practice complaint pending or, to the knowledge of Franco-Nevada, threatened, against Franco-Nevada or any of its Subsidiaries with respect to the Business Personnel. There is no labour strike, dispute, slowdown or stoppage pending or, to the knowledge of Franco-Nevada, threatened against Franco-Nevada or any of its Subsidiaries, and neither Franco-Nevada nor any of its Subsidiaries has experienced any labour strike, dispute, slowdown or stoppage or other labour difficulty involving the Business Personnel since March 31, 1999.

          (iii) None of Franco-Nevada or its Subsidiaries is subject to any litigation, actual or, to the knowledge of Franco-Nevada, threatened, relating to employment or termination of employment of employees or independent contractors, other than those claims or litigation as would, individually or in the aggregate, not be Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole.

          (iv) Franco-Nevada and each of its Subsidiaries has operated in accordance with all applicable Laws with respect to employment and labour, including employment and labour standards, occupational health and safety, employment equity, pay equity, workers' compensation, human rights and labour relations and there are no current, pending or, to the knowledge of Franco-Nevada, threatened proceedings before any Agency with respect to any of the above.

      (p) PENSION AND EMPLOYEE BENEFITS.

          (i) (S)(p) of the Disclosure Statement includes a complete list of all employee benefit, health, welfare, supplemental unemployment benefit, bonus, pension, profit sharing, deferred compensation, stock option, stock compensation, stock purchase, retirement, hospitalization insurance, medical, dental, legal, disability and similar plans or arrangements or practices, whether written or oral, which are maintained by Franco-Nevada or any of its Subsidiaries, including all Employee Benefit Plans and Material Employment Agreements (collectively, the "FRANCO-NEVADA PLANS").

          (ii) To Franco-Nevada's knowledge, no step has been taken, no event has occurred and no condition or circumstance exists that has resulted, or could reasonably be expected to result, in any Franco-Nevada Plan being ordered or required to be terminated or wound up in whole or in part or having its registration under applicable Laws refused or revoked, or being placed under the administration of any trustee or receiver or Agency or being required to pay any material Taxes, penalties or levies under applicable Laws. To Franco-Nevada's knowledge, there are no actions, suits, claims (other than routine claims for payment of benefits in the ordinary course), trials, demands, investigations, arbitrations or other proceedings which are pending or threatened in respect of any of the Franco-Nevada Plans or their assets which, individually or in the aggregate, are Materially Adverse to Franco-Nevada and its Subsidiaries, taken as a whole.

          (iii) All of the Franco-Nevada Plans are in compliance in all material respects with all applicable Laws and their terms, and all of the Franco-Nevada Plans are fully insured or fully funded on a projected benefit obligation basis.

          (iv) None of the Franco-Nevada Plans is a Multiemployer Plan nor has Franco-Nevada or any of its Subsidiaries been obligated to contribute to any Multiemployer Plan at any time within the past five years.

          (v) Without limiting the generality of the foregoing with respect to each Franco-Nevada Plan:

             (A) Franco-Nevada has delivered or made available to Newmont a true, correct and complete copy of: (i) each writing constituting a part of such Plan, including all plan documents, employee communications, benefit schedules, trust agreements, and insurance contracts and other funding vehicles; (ii) the most recent Annual Report (Form 5500 Series) and accompanying schedule, if any, (iii) the current summary plan description and any material modifications thereto, if any (in each case, whether or not required to be furnished under ERISA); (iv) the most recent annual financial report, if any; (v) the most recent actuarial report, if applicable; and (vi) the most recent determination letter from the Internal Revenue Service, if any. Franco-Nevada has delivered or made available to Newmont a true, complete and correct copy of each Material Employment Agreement. Except as specifically provided in the foregoing documents delivered or made available to Newmont, there are no amendments to any Plan or Material Employment Agreement that have been adopted or approved nor has Franco-Nevada or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Plan or Material Employment Agreement.

             (B) (S)(p) of the Disclosure Statement identifies each Plan that is intended to be a "qualified plan" within the meaning of (S)401(a) of the Code ("QUALIFIED PLANS"). The Internal Revenue Service has issued a favorable determination letter with respect to each Qualified Plan and the related trust that has not been revoked, and there are no circumstances and no events have occurred that could adversely affect the qualified status of any Qualified Plan or the related trust. (S)(p) of the Disclosure Statement identifies each Plan which is intended to meet the requirements of (S)501(c)(9) of the Code, and each such plan meets such requirements and provides no disqualified benefits (as such term is defined in Code (S)4976(b)).

             (C) (S)(p) of the Disclosure Statement sets forth a list of all Employee Benefit Plans or Employment Agreements under which the execution and delivery of this agreement, shareholders approval of the Transactions or the consummation of the Transactions could (either alone or in conjunction with any other event) (i) result in, cause the accelerated vesting, funding or delivery of, or increase the amount of value of, any payment or benefit to any employee, consultant, officer or director of Franco-Nevada or any of its Subsidiaries, or could limit the right of Franco-Nevada or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Employee Benefit Plan or related trust or any Material Employment Agreement or related trust, or (ii) result in an "excess parachute payments" within the meaning of (S)280G of the Code.

             (D) There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted, and to Franco-Nevada's knowledge, no set of circumstances exists which may reasonably give rise to a claim or lawsuit, against the Plans, any fiduciaries thereof with respect to their duties to the Plans or the assets of any of the trusts under any of the Plans which could reasonably be expected to result in any material liability of Franco-Nevada or any of its Subsidiaries to the PBGC, the Department of Treasury, the Department of Labor, any Multiemployer Plan, any Plan or any participant in a Plan.

             (E) Franco-Nevada, its Subsidiaries and each member of their respective business enterprises has complied with the WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT and all similar state, local and foreign Laws, so as not to incur any liabilities thereunder.

             (F) All Employee Benefit Plans subject to the Laws of any jurisdiction outside of the United States (i) have been maintained in accordance with all applicable requirements, (ii) if they are intended to qualify for special Tax treatment, meet all requirements for such treatment, and (iii) if they are intended to be funded and/or book-reserved, are fully funded and/or book-reserved on a projected obligation basis, as appropriate, based upon reasonable actuarial assumptions.

             (G) Each individual who renders services to Franco-Nevada or any of its Subsidiaries who is classified by Franco-Nevada or such Subsidiary, as applicable, as having the status of an independent contractor or other non-employee status for any purpose (including for purposes of taxation and Tax reporting and under Employee Benefit Plans) is properly so characterized.

             (H) On or before the date hereof, Franco-Nevada has caused each grantor trust providing for funding of amounts payable pursuant to any Plans and/or Employment Agreements to be amended to ensure that no amounts are required to be contributed thereto as a result of the execution and delivery of this agreement, the announcement hereof, and/or the announcement or consummation of the Transactions, and to ensure that such trusts are at all times revocable, in whole or in part, without the consent of the trustees or beneficiaries thereof or any third party.

      (q) BOOKS AND RECORDS. The financial books, records and accounts of Franco-Nevada and its Subsidiaries in all material respects, (i) have been maintained in accordance with Canadian generally accepted accounting principles on a basis consistent with prior years, (ii) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Franco-Nevada and its Subsidiaries and (iii) accurately and fairly reflect the basis for Franco-Nevada consolidated financial statements. The corporate minute books of Franco-Nevada and its Subsidiaries contain minutes of all meetings and resolutions of the directors and shareholders held, and full access thereto has been provided to Newmont.

      (r) INSURANCE. Franco-Nevada has made available to Newmont true, correct and complete copies of all material policies of insurance to which each of Franco-Nevada and its Subsidiaries are a party or are a beneficiary or named insured. Franco-Nevada and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of Franco-Nevada and its Subsidiaries.

      (s) NEWMONT REPRESENTATIONS. Franco-Nevada has no knowledge that any representation and warranty of Newmont set forth in this agreement is not true and correct in all material respects, or is untrue in a manner that is Materially Adverse to Newmont and its Subsidiaries, taken as a whole, on and as of the date of this agreement.

      (t) LITIGATION. Except as specifically disclosed in (S)(t) of the Disclosure Statement, there is no suit, action or proceeding pending or, to the knowledge of Franco-Nevada, threatened against Franco-Nevada or any of its Subsidiaries that, individually or in the aggregate, if adversely determined, would reasonably be expected to have a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole, and there is not any judgement, decree, injunction, rule or order of any Agency or arbitrator outstanding against Franco-Nevada or any of its Subsidiaries having, or which would reasonably be expected to have, any Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. As of the date of this agreement, except as specifically disclosed in (S)(t) of the Disclosure Statement, there is no suit, action, proceeding pending or, to the knowledge of Franco-Nevada, threatened, against Franco-Nevada or any of its Subsidiaries that, individually or in the aggregate, if adversely determined, would reasonably be expected to prevent or delay in any material respect the consummation of the Transactions.

      (u) DETERMINATION BY THE BOARD AND VOTING REQUIREMENTS. The board of directors of Franco-Nevada (after receiving financial advice including the Fairness Opinion, legal advice and after considering other factors), by the unanimous vote of its outside directors, has determined and resolved at its meeting held on November 12, 2001:

          (i) that the entering into of this agreement, the performance by Franco-Nevada of its obligations hereunder and the Transactions are in the best interests of Franco-Nevada and its shareholders;

          (ii) the Arrangement is fair to Franco-Nevada Shareholders;

          (iii) to approve the Transactions and this agreement;

          (iv) to extend the Separation Time (as defined therein), including providing the Rights Agent (as defined in the Franco-Nevada Rights Agreement) with notice in writing of such extension, under the Franco-Nevada Rights Agreement until after the vote by the Franco-Nevada Shareholders on the Arrangement at the Franco-Nevada Special Meeting;

          (v) to recommend that Franco-Nevada Shareholders approve the Arrangement; and

          (vi) to recommend that Franco-Nevada Shareholders waive the Franco-Nevada Rights Agreement so that neither the entering into nor delivery of this agreement, the Arrangement or the other agreements contemplated hereby nor the consummation of all or any part of the Transactions shall constitute a Flip-in Event (as defined in the Franco-Nevada Rights Agreement).

   To the knowledge of Franco-Nevada, after consultation with outside legal counsel, no provincial or state take-over statute or similar statute or regulation (including Rule 61-501 of the Ontario Securities Commission) applies or purports to apply to this agreement or any of the Transactions.

      The approval and adoption of this agreement by the affirmative vote of 66 2/3% of the votes, attaching to the Franco-Nevada Shares, cast at the Franco-Nevada Special Meeting (the "SHAREHOLDER APPROVAL") is the only vote of the holders of any class or series of Authorized Capital of Franco-Nevada necessary to approve this agreement and the Transactions. For purposes of the Shareholder Approval, each outstanding Franco-Nevada Share is entitled to one vote.

      (v) BROKERS; SCHEDULE OF FEES AND EXPENSES. Except as set forth in (S)(v) of the Disclosure Statement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Franco-Nevada. Franco-Nevada has made available to Newmont true and complete copies of all agreements that are referred to in (S)(v) of the Disclosure Statement and all indemnification and other agreements related to the engagement of the persons so listed.

      (w) OPINION OF FINANCIAL ADVISOR. Franco-Nevada has received the opinion of the Financial Advisor dated the date of this agreement, to the effect that, as of such date, the consideration to be received pursuant to the Transactions by Franco-Nevada Shareholders is fair to the Franco-Nevada Shareholders from a financial point of view, a copy of which opinion will be promptly delivered to Newmont.

      (x) MSHA, OSHA MATTERS. Franco-Nevada and each of its Subsidiaries is in compliance with the requirements of each of the FEDERAL MINE SAFETY AND HEALTH ACT OF 1977, as amended, and the regulations promulgated thereunder, the OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, as amended, and the regulations promulgated thereunder and any similar Laws of any foreign, state, provincial or local jurisdiction (collectively, the "SAFETY ACTS"), except for any non-compliance which could not reasonably be expected to have, individually or in the aggregate, a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. Neither Franco-Nevada nor any of its Subsidiaries has received any citation from the Mine Safety and Health Administration, the Occupational Safety and Health Administration or any other Agency or any inspector setting forth any respect in which the facilities or operations of Franco-Nevada and any of its Subsidiaries are not in compliance with the Safety Acts, or the regulations under such acts which non-compliance has not been corrected or remedied to the satisfaction of such Agency or inspector, except in all such cases for any non-compliance that could not reasonably be expected to have, individually or in the aggregate, a Materially Adverse effect on Franco-Nevada and its Subsidiaries, taken as a whole. Since March 31, 2000, Franco-Nevada has had no citations issued to it under the Safety Acts.

      (y) RIGHTS AGREEMENT. Franco-Nevada has taken all necessary action and executed and delivered all such documents and instruments that are required to extend the Separation Time (as defined therein), including providing the Rights Agent (as defined in the Franco-Nevada Rights Agreement) with notice in writing of such extension, under the Franco-Nevada Rights Agreement until after the vote by the Franco-Nevada Shareholders on the Arrangement at the Franco-Nevada Special Meeting.

      (z) DISPOSITIONS OF COMPANY PROPERTY. Except as described in the Filed Franco-Nevada Public Disclosure Documents or in (S)(z) of the Disclosure Statement, since March 31, 2001 neither Franco-Nevada nor any of its Subsidiaries has sold or disposed of or ceased to hold or own any personal property, real property, any interest or rights with respect to real property (including exploration or production rights), any interest in a joint venture or other assets of properties of Franco-Nevada or any of its Subsidiaries ("FRANCO-NEVADA PROPERTY"), other than sales and dispositions of raw materials, obsolete equipment, mine output and other inventories, and any interest or rights with respect to real property having an individual fair market value of less than $5 million in the aggregate, in each case in the ordinary course of business, consistent with past practice. Except as set forth in (S)(z) of the Disclosure Statement, no Franco-Nevada Property, the fair market value of which on the date of this agreement is greater than $5 million in the aggregate, is subject to any pending sale or disposition transaction.

      (aa) ABSENCE OF REDUCTION IN RESERVES AND MINERALIZED MATERIAL. There has been no material reduction in the aggregate amount of reserves or in the aggregate amount of mineralized material of Franco-Nevada and its Subsidiaries from the amounts set forth in Franco-Nevada's Annual Report for the fiscal year ended March 31, 2001, except for (i) such reductions in reserves that have resulted from production in the ordinary course of business and (ii) such reductions in mineralized material that have resulted from reclassifications of mineralized material as reserves.

                                  SCHEDULE G

                   REPRESENTATIONS AND WARRANTIES OF NEWMONT

   Newmont represents and warrants to Franco-Nevada as follows (and acknowledges that Franco-Nevada is relying on such representations and warranties in entering this agreement and completing the Transactions):

      (a) ORGANIZATION, STANDING AND CORPORATE POWER. Each of Newmont and each of its Subsidiaries is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite power and authority to own its assets and conduct its business as currently owned and conducted. Each of Newmont and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary. Newmont has made available for review to Franco-Nevada complete and correct copies of its Certificate of Incorporation and the certificates of incorporation or comparable organization documents of the Subsidiaries of Newmont, in each case as amended to the date of this agreement. Newmont is not in violation of any provision of its Certificate of Incorporation or By-Laws, and no Subsidiary of Newmont is in violation of any provisions of its certificate of incorporation, by-laws or comparable organizational documents.

      (b) NEWMONT SUBSIDIARIES. All the outstanding shares of capital stock of each Subsidiary of Newmont have been validly issued and are fully paid and non-assessable.

      (c) CAPITALIZATION. The authorized and issued capital of Newmont consists of 250,000,000 shares of Original Newmont Shares and 5,000,000 shares of Newmont Preferred Stock. Pursuant to a Certificate of Designations of $3.25 Convertible Preferred Stock, the Board of Directors of Newmont created a series of 2,300,000 shares of Newmont Convertible Preferred Stock. Pursuant to a Certificate of Designations of Series A Junior Participating Preferred Stock, the Board of Directors of Newmont created a series of 500,000 shares of Newmont Series A Preferred Stock. The shares of Newmont Series A Preferred Stock are issuable in connection with the Newmont Rights that were issued pursuant to the Newmont Rights Agreement. At the close of business on November 9, 2001: (i) 196,087,962 shares of Original Newmont Shares were outstanding and 2,299,980 shares of Newmont Convertible Preferred Stock were outstanding, all of which were validly issued, fully paid and nonassessable, and no shares of Newmont Series A Preferred Stock, or of any other series of Newmont Preferred Stock, were outstanding; (ii) 176,950 Original Newmont Shares were held by Newmont in its treasury; (iii) 16,967,453 Original Newmont Shares were reserved for issuance upon the exercise of outstanding employee or non-employee director stock options that were granted, in each case, pursuant to the Newmont's employee stock plans set forth in (S)(c) of Newmont's disclosure statement; (iv) 398,704 Original Newmont Shares were reserved for issuance under Newmont's Non-Employee Directors Stock Plan; (v) 874,751 Original Newmont Shares were reserved for issuance under Newmont's Retirement Savings Plan (401K); (v) 1,150,000 Original Newmont Shares were issuable upon conversion of the outstanding shares of Newmont Convertible Preferred Stock; (vi) 508,988 Original Newmont Shares were reserved for issuance under the 6% Convertible Subordinated Debentures of Newmont; and
   (vii) 500,000 shares of Newmont Series A Preferred Stock were reserved for issuance in connection with the Newmont Rights and none was outstanding. Except as set forth above, there are no shares of capital stock or other voting securities of Newmont issued, reserved for issuance or outstanding. Except as set forth in (S)(c) of Newmont's disclosure statement, there are not any bonds, debentures, notes or other indebtedness of Newmont having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Newmont must vote. Except as set forth above and except as set forth in (S)(c) of Newmont's disclosure statement, as of the date of this agreement, there are not any Options to which Newmont or any of its Subsidiaries is a party or by which any of them is bound relating to the issued or unissued capital stock of Newmont or any of its Subsidiaries, or obligating

   Newmont or any of its Subsidiaries to issue, transfer, grant, sell or pay for or repurchase any shares of capital stock or other equity interests in, or securities convertible or exchangeable for any capital stock or other equity interests in, Newmont or any of its Subsidiaries or obligating Newmont or any of its Subsidiaries to issue, grant, extend or enter into any such Options. All shares of Newmont's capital stock that are subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. The issuance and sale of all of the shares of capital stock described in this (S)(c) of Schedule G have been in compliance with all Laws. Newmont has previously provided Franco-Nevada with a schedule setting forth the names of, and the number of shares of each class (including the number of shares issuable upon exercise of Newmont stock options and the exercise price and vesting schedule with respect thereto) and the number of options held by, all holders of Newmont stock options. (S)(c) of Newmont's disclosure statement sets forth the average exercise price for outstanding Newmont stock options, other than options into which options of Battle Mountain Gold Company were converted, for which (S)(c) of Newmont's disclosure statement sets forth the approximate options outstanding and the option price ranges. Except as set forth in (S)(c) of its disclosure statement, Newmont has not agreed to register any securities under any securities Laws or granted registration rights to any person or entity; copies of all such agreements have previously been made available to Franco-Nevada. Except as set forth above and in (S)(c) of Newmont's disclosure statement, as of the date of this agreement, there are not any outstanding contractual obligations or other requirements of Newmont or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Newmont or any of its Subsidiaries, or provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of Newmont or any other person. Without limiting the generality of the foregoing, there are no stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or any other attribute of Newmont or any of its Subsidiaries.

      (d) AUTHORITY; NON-CONTRAVENTION. Newmont has all requisite corporate power and corporate authority to enter into this agreement and to consummate the Transactions and to perform its obligations under this agreement. The Board of Directors of Newmont has unanimously approved this agreement and the Transactions. The execution and delivery of this agreement by Newmont and the consummation by Newmont of the Transactions have been duly authorized by all necessary corporate action on the part of Newmont. No other corporate proceedings on the part of Newmont or any of its Subsidiaries are necessary to authorize this agreement and the Transactions. This agreement has been duly executed and delivered by Newmont and constitutes a valid and binding obligation of Newmont, enforceable by Franco-Nevada against Newmont in accordance with its terms, subject to the availability of equitable remedies and the enforcement of creditors' rights generally. The execution and delivery of this agreement does not, and the consummation of the Transactions and compliance with the provisions of this agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, purchase, cancellation or acceleration of any obligation or to loss of any property, rights or benefits under, or result in the imposition of any additional obligation under, or result in the creation of any Lien upon any of the properties or assets of Newmont or any of its Subsidiaries under, (i) the Certificate of Incorporation or By-laws of Newmont or the comparable organization documents of any of its Subsidiaries; (ii) any Contract to which Newmont or any of its Subsidiaries is a party or by which any of them or their respective properties or assets is bound or affected, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law applicable to Newmont or any of its Subsidiaries or their respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Agency, is required by or with respect to Newmont or any of its Subsidiaries in connection with the execution and delivery of this agreement by Newmont or the consummation by Newmont of the Transactions, except for (i) any approvals required by the Interim Order or the Final Order, and (ii) the approvals listed on Schedule H.

      (e) PUBLICLY FILED DOCUMENTS; UNDISCLOSED LIABILITIES. Newmont has filed all required reports, schedules, forms, statements and other documents (including documents incorporated by reference) with the applicable security regulatory Agencies since December 31, 1998 (the "NEWMONT PUBLIC DISCLOSURE

   DOCUMENTS"). As of its date, each Newmont Public Disclosure Document complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act, as applicable, and the rules and regulations thereunder applicable to such Newmont Public Disclosure Document. None of the Newmont Public Disclosure Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later-filed Newmont Public Disclosure Document. The consolidated financial statements of Newmont included in the Newmont Public Disclosure Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Newmont as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except (i) as and to the extent disclosed, reflected or reserved against on the balance sheet or the notes thereto of Newmont as of December 31, 2000 included in the Filed Newmont Public Disclosure Documents, (ii) as incurred after the date thereof in the ordinary course of business consistent with past practice and not prohibited by this agreement, or (iii) as set forth in (S)(e) of its disclosure statement, Newmont does not have any liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, that, individually or in the aggregate, have had or would reasonably be expected to have a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole.

      (f) INFORMATION SUPPLIED. None of the information supplied or to be supplied by Newmont or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement or any Newmont Filings will, at the date the Proxy Statement is first mailed to Franco-Nevada Shareholders or the Newmont Filing is filed, as the case may be, or at the time of the Franco-Nevada Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading. The Newmont Filings will comply as to form in all material respects with the requirements of applicable securities Laws, except that no representation or warranty is made by Newmont with respect to statements made or incorporated by reference therein based on information supplied by Franco-Nevada or Normandy for inclusion or incorporation by reference in the Proxy Statement or the Newmont Filings.

      (g) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Newmont Public Disclosure Documents filed and publicly available prior to the date of this agreement (the "FILED NEWMONT PUBLIC DISCLOSURE DOCUMENTS"), since December 31, 2000, Newmont has conducted, and caused each of its Subsidiaries to conduct, its business only in the ordinary course, and:

          (i) there has not been any event, change, effect or development (including any decision to implement such a change made by the board of directors of Newmont or any of its Subsidiaries in respect of which senior management believes that confirmation of the board of directors is probable), which, individually or in the aggregate, has had or would reasonably be expected to have a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole;

          (ii) there has not been, except for regular annual dividends not in excess of $0.12 per Newmont Share, with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Newmont Shares;

          (iii) there has not been, except as provided for in this agreement, any split, combination or reclassification of any Newmont Shares or any issuance or the authorization of any issuance of any other securities in exchange or in substitution for Newmont Shares;

          (iv) there has not been any change in accounting methods, principles or practices by Newmont or any of its Subsidiaries materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP;

          (v) neither Newmont nor any of its Subsidiaries has engaged in any action which, if done after the date of this agreement, would violate
       (S)5.B(a) of this agreement, except as set forth in (S)(g) of Newmont's disclosure statement.

      (h) RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgement, injunction, order or decree binding upon Newmont or any of its Subsidiaries that has, or could reasonably be expected to have, the effect of prohibiting, restricting or impairing any business practice of Newmont or any of its Subsidiaries, any acquisition of property by Newmont or any of its Subsidiaries or the conduct of business by any of them as currently conducted (including following the Arrangement) other than such agreements, judgements, injunctions, orders or decrees which are not, individually or in the aggregate, Materially Adverse to Newmont and its Subsidiaries, taken as a whole.

      (i) TITLE. To the knowledge of Newmont, Newmont has good, sufficient and marketable title to its real property interests, except for failures of title that would individually or in the aggregate not be Materially Adverse to Newmont and its Subsidiaries, taken as a whole.

      (j) INSURANCE. Except as set forth in (S)(j) of its disclosure statement, Newmont and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of Newmont and its Subsidiaries.

      (k) LITIGATION. Except as disclosed in the Filed Newmont Public Disclosure Documents and except as set forth in (S)(k) of its disclosure statement, there is no suit, action or proceeding pending or, to the knowledge of Newmont, threatened against Newmont or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole, and there is not any judgement, decree, injunction, rule or order of any Agency or arbitrator outstanding against Newmont or any of its Subsidiaries having, or which would reasonably be expected to have, a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole. As of the date of this agreement, except as disclosed in the Filed Newmont Public Disclosure Documents and except as set forth in (S)(k) of its disclosure statement, there is no suit, action or proceeding pending, or, to the knowledge of Newmont, threatened, against Newmont or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to prevent or delay in any material respect the consummation of the Transactions.

      (l) DETERMINATION BY THE BOARD. The board of directors of Newmont has unanimously determined and resolved at its meeting held on November 13, 2001:

          (i) that the entering into of this agreement and the performance by Newmont of its obligations hereunder and the Transactions are in the best interests of Newmont and its shareholders;

          (ii) to approve the Transactions and this agreement; and

          (iii) to recommend that Newmont Shareholders take all actions necessary to consummate the transactions contemplated by this agreement.

      (m) BROKERS. Except as set forth in (S)(m) of its disclosure statement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Newmont.

      (n) COMPLIANCE. Except for any conflicts, defaults or violations that could not, individually or in the aggregate (taking into account the impact of any cross-defaults), reasonably be expected to result in a Materially Adverse effect on Newmont and its Subsidiaries, taken as a whole, Newmont has complied with, and is not in conflict with, or in default (including cross defaults) under or in violation of any Law applicable to its business or operations. As of the Effective Date, each of Newmont and its Subsidiaries has or will have complied with each of its covenants and obligations under this agreement.

                                  SCHEDULE H

                             REGULATORY APPROVALS

CANADA

  . expiration or earlier termination of the waiting period under Part IX of the COMPETITION ACT (Canada) and receipt of an advance ruling certificate ("ARC") pursuant to the COMPETITION ACT (Canada) or, in the alternative to an ARC, a no-action letter from the Commissioner of Competition

  . if applicable, a determination by the Minister responsible for Investment Canada under the INVESTMENT CANADA ACT (Canada) that the Arrangement is of "net benefit to Canada" for purposes of such Act on terms and conditions satisfactory to Newmont

  . exemption orders from the Canadian securities Agencies from the registration and prospectus requirements with respect to the first trade in Exchangeable Shares

  . relief from the Canadian Securities Administrators from certain U.S. GAAP reporting requirements

  . approval of the TSE regarding the conditional listing of the Exchangeable Shares

UNITED STATES

  . expiration or earlier termination of the waiting period under the HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976

  . other filings required under the Securities Act and Securities Exchange Act, and other actions required by the SEC pursuant thereto

                                  SCHEDULE I

                    FORM OF FRANCO-NEVADA AFFILIATE LETTER

                                                               November  , 2001

Newmont
[     ]
[       ]

Ladies and Gentlemen:

   The undersigned, a holder of common shares (the "FRANCO-NEVADA SHARES") of Franco-Nevada, a corporation incorporated under the laws of Canada ("FRANCO-NEVADA"), has been advised that as of the date hereof, the undersigned may be deemed to be an "affiliate" of Franco-Nevada, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission.

   The undersigned has been further advised that, pursuant to the terms of the Arrangement Agreement, dated as of November 14, 2001 (the "ARRANGEMENT AGREEMENT"), by and between Newmont, a Delaware corporation ("NEWMONT"), and Franco-Nevada, Newmont would acquire indirectly all of the Franco-Nevada Common Shares and as a result of the Arrangement (as that term is defined in the Arrangement Agreement), the undersigned would receive Newmont Shares (as defined in the Arrangement Agreement) or Exchangeable Shares (as defined in the Arrangement Agreement and, collectively with the Newmont Shares, the "NEWMONT SECURITIES") in exchange for Franco-Nevada Shares owned by the undersigned.

   1. The undersigned represents, warrants and covenants that the undersigned:

      A. Has read carefully this letter and discussed applicable limitations upon the ability of the undersigned to sell, transfer or otherwise dispose of Newmont Securities to the extent the undersigned believes necessary with counsel of the undersigned or counsel for Franco-Nevada.

      B. However, the undersigned has also been advised that, because the undersigned may be deemed to have been an affiliate of Franco-Nevada at the time the Arrangement was submitted for a vote of the stockholders of Franco-Nevada and because the distribution by the undersigned of Newmont Securities has not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the undersigned may not sell, transfer or otherwise dispose of Newmont Shares and, to the extent applicable, Exchangeable Shares issued to the undersigned under the Arrangement unless
   (i) such sale, transfer or other disposition has been registered under the Securities Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Securities Act, or (iii) the undersigned delivers an opinion of counsel reasonably acceptable to Newmont, or a "no-action" or interpretive letter of the Commission is furnished to Newmont, stating that, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

      C. Understands that Newmont is under no obligation to register the sale, transfer or other disposition of Newmont Securities by the undersigned or on behalf of the undersigned under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

      D. Also understands that Newmont may give stop-transfer instructions to its transfer agent with respect to Newmont Securities to enforce the restrictions on the undersigned set forth herein and that it reserves the right to place on the certificates for Newmont Securities issued to the undersigned, or any substitutions therefor, a legend stating in substance:

          The securities represented by this certificate have been issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies and may be sold or otherwise transferred only in compliance with the requirements of Rule 145 or pursuant to a registration statement under said Act or an exemption from such registration.

      E. Also understands that unless the transfer by the undersigned of Newmont Securities of the undersigned has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Newmont reserves the right to put the following legend on the certificates issued to transferees of the undersigned:

          The securities represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The securities have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933.

      F. Neither the execution of this letter nor any provisions set forth herein shall be construed as an admission on the part of the undersigned that the undersigned is an affiliate of Franco-Nevada as described in the first paragraph of this letter, or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

   2. By Newmont's acceptance of this letter, Newmont hereby agrees with the undersigned to the extent applicable as follows:

      A. For so long as and to the extent necessary to permit the undersigned to sell Newmont Shares and, to the extent applicable, Exchangeable Shares pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Newmont shall (a) use its reasonable efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act, and (ii) furnish to the undersigned upon request a written statement as to whether Newmont has complied with such reporting requirements during the 12 months preceding any proposed sale of Newmont Shares and, to the extent applicable, Exchangeable Shares by the undersigned under Rule 145, and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. Newmont and Franco-Nevada have filed all reports required to be filed with the Commission under Section 13 of the Securities Exchange Act during the preceding 12 months.

      B. It is understood and agreed that certificates with the legend set forth in paragraphs 1.D and 1.E above will be substituted by delivery of certificates without such legend if (i) one year shall have elapsed from the date the undersigned received Newmont Securities under the Arrangement and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned received Newmont Securities under the Arrangement and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (iii) Newmont has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to it, or a "no-action" or interpretive letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 144 and Rule 145 under the Securities Act no longer apply to the undersigned.

                                          Very truly yours,

                                          _____________________________________
                                          Signature

                                          _____________________________________
                                          Print Name

ACCEPTED:

Dated:

NEWMONT

By:____________________________________________________________________________
   Name:
   Title:

Dated:

                                  SCHEDULE J

                          SECURITIES ACT RULE 144(E)

   (e) LIMITATION ON AMOUNT OF SECURITIES SOLD. Except as hereinafter provided, the amount of securities which may be sold in reliance upon this rule shall be determined as follows:

   (1) SALES BY AFFILIATES. If restricted or other securities are sold for the account of an affiliate of the issuer, the amount of securities sold, together with all sales of restricted and other securities of the same class for the account of such person within the preceding three months, shall not exceed the greater of: (i) one percent of the shares or other units of the class outstanding as shown by the most recent report or statement published by the issuer; or (ii) the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice required by paragraph (h), or if no such notice is required the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker; or (iii) the average weekly volume of trading in such securities reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 under the Securities Exchange Act of 1934 during the four-week period specified in subdivision (ii) of this paragraph.

   (2) SALES BY PERSONS OTHER THAN AFFILIATES. The amount of restricted securities sold for the account of any person other than an affiliate of the issuer, together with all other sales of restricted securities of the same class for the account of such person within the preceding three months, shall not exceed the amount specified in paragraph (e)(1)(i), (1)(ii) or (1)(iii) of this section, whichever is applicable, unless the conditions in paragraph (k) of this rule are satisfied.

   (3) DETERMINATION OF AMOUNT. For the purpose of determining the amount of securities specified in paragraphs (e)(1) and (2) of this rule, the following provisions shall apply:

      (i) Where both convertible securities and securities of the class into which they are convertible are sold, the amount of convertible securities sold shall be deemed to be the amount of securities of the class into which they are convertible for the purpose of determining the aggregate amount of securities of both classes sold;

      (ii) The amount of securities sold for the account of a pledgee thereof, or for the account of a purchaser of the pledged securities, during any period of three months within one year after a default in the obligation secured by the pledge, and the amount of securities sold during the same three-month period for the account of the pledgor shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable;

      (iii) The amount of securities sold for the account of a donee thereof during any period of three months within one year after the donation, and the amount of securities sold during the same three-month period for the account of the donor, shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable;

      (iv) Where securities were acquired by a trust from the settlor of the trust, the amount of such securities sold for the account of the trust during any period of three months within one year after the acquisition of the securities by the trust, and the amount of securities sold during the same three-month period for the account of the settlor, shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable;

      (v) The amount of securities sold for the account of the estate of a deceased person, or for the account of a beneficiary of such estate, during any period of three months and the amount of securities sold during the same period for the account of the deceased person prior to his death shall not exceed, in the aggregate, the amount specified in subparagraph (1) or (2) of this paragraph, whichever is applicable; PROVIDED, that in no limitation on amount shall apply if the estate or beneficiary thereof is not an affiliate of the issuer;

      (vi) When two or more affiliates or other persons agree to act in concert for the purpose of selling securities of an issuer, all securities of the same class sold for the account of all such persons during any period of three months shall be aggregated for the purpose of determining the limitation on the amount of securities sold;

      (vii) The following sales of securities need not be included in determining the amount of securities sold in reliance upon this section: securities sold pursuant to an effective registration statement under the Act; securities sold pursuant to an exemption provided by Regulation A under the Act; securities sold in a transaction exempt pursuant to Section 4 of the Act and not involving any public offering; and securities sold offshore pursuant to Regulation S under the Act.

                                  SCHEDULE K

                               SUPPORT AGREEMENT

   MEMORANDUM OF AGREEMENT made as of the . day of . , 2002, between Newmont Mining Company, a corporation existing under the laws of Delaware, [CALLCO], a company existing under the laws of . (hereinafter referred to as "CALLCO") and Acquisitionco, a corporation existing under the laws of Canada (hereinafter referred to, together with the continuing corporation from the amalgamation of Acquisitionco, Franco-Nevada ("FRANCO-NEVADA") and others ("ACQUISITIONCO").

   RECITALS:

      (a) in connection with an arrangement agreement (the "ARRANGEMENT AGREEMENT") made as of November 14, 2001 between Newmont and Franco-Nevada, the Exchangeable Shares are to be issued to certain holders of securities of Franco-Nevada pursuant to the Plan of Arrangement contemplated by the Arrangement Agreement; and

      (b) pursuant to the Arrangement Agreement, Newmont, Acquisitionco and Callco are required to execute a support agreement substantially in the form of this agreement.

   In consideration of the foregoing and the mutual agreements contained herein (the receipt and sufficiency of which are acknowledged), the parties agree as follows:

                                   ARTICLE 1

                        DEFINITIONS AND INTERPRETATION

SECTION 1.1 DEFINED TERMS

   Each initially capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "SHARE PROVISIONS") attaching to the Exchangeable Shares as set out in the articles of Acquisitionco. In this agreement, "INCLUDING" means "including without limitation" and "INCLUDES" means "includes without limitation".

SECTION 1.2 INTERPRETATION NOT AFFECTED BY HEADINGS

   The division of this agreement into Articles, section, (S) and other portions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this agreement. Unless otherwise specified, references to an "Article" or "(S)" refer to the specified Article or (S) of this agreement.

SECTION 1.3 NUMBER, GENDER

   Words importing the singular number only shall include the plural and vice versa. Words importing any gender shall include all genders.

SECTION 1.4 DATE FOR ANY ACTION

   If any date on which any action is required to be taken under this agreement is not a business day, such action shall be required to be taken on the next succeeding business day. For the purposes of this agreement, a "BUSINESS DAY" means any day other than a Saturday, Sunday, a public holiday or a day on which commercial banks are not open for business in Toronto, Ontario or New York, New York under applicable law.

                                   ARTICLE 2

                    COVENANTS OF NEWMONT AND ACQUISITIONCO

SECTION 2.1 COVENANTS REGARDING EXCHANGEABLE SHARES

   So long as any Exchangeable Shares not owned by Newmont or its affiliates are outstanding, Newmont will:

      (a) not declare or pay any dividend on the Newmont Shares unless (i) Acquisitionco shall (A) on the same day declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares (an "EQUIVALENT DIVIDEND"), and (B) have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such Equivalent Dividend, or (ii) Acquisitionco shall (A) subdivide the Exchangeable Shares in lieu of a stock dividend thereon (as provided for in the Share Provisions) (an "EQUIVALENT STOCK SUBDIVISION"), and (B) have sufficient authorized but unissued securities available to enable the Equivalent Stock Subdivision;

      (b) advise Acquisitionco sufficiently in advance of the declaration by Newmont of any dividend on the Newmont Shares and take all such other actions as are reasonably necessary, in co-operation with Acquisitionco, to ensure that (i) the respective declaration date, record date and payment date for an Equivalent Dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on the Newmont Shares, or (ii) the record date and effective date for an Equivalent Stock Subdivision shall be the same as the record date and payment date for the corresponding stock dividend on the Newmont Shares;

      (c) ensure that the record date for any dividend declared on the Newmont Shares is not less than 7 days after the declaration date of such dividend;

      (d) take all such actions and do all such things as are reasonably necessary to enable and permit Acquisitionco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share (other than Exchangeable Shares owned by Newmont or its affiliates) upon the liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Acquisitionco, as the case may be, including all such actions and all such things as are necessary or desirable to enable and permit Acquisitionco to cause to be delivered Newmont Shares to the holders of Exchangeable Shares in accordance with the provisions of (S)5, 6 or 7, as the case may be, of the Share Provisions;

      (e) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Callco or Newmont, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including all such actions and all such things as are necessary or desirable to enable and permit Callco or Newmont to cause to be delivered Newmont Shares to the holders of Exchangeable Shares in accordance with the provisions of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, as the case may be; and

      (f) except in connection with any event, circumstance or action which causes or could cause the occurrence of a Redemption Date, not exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Acquisitionco or any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs.

SECTION 2.2 SEGREGATION OF FUNDS

   Newmont will cause Acquisitionco to deposit a sufficient amount of funds in a separate account of Acquisitionco and segregate a sufficient amount of such other assets and property as is necessary to enable Acquisitionco to pay dividends when due and to pay or otherwise satisfy its respective obligations under (S)5, 6 and 7 of the Share Provisions, as applicable.

SECTION 2.3 RESERVATION OF NEWMONT SHARES

   Newmont hereby represents, warrants and covenants in favour of Acquisitionco and Callco that Newmont has reserved for issuance and will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by Newmont or its affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Newmont Shares (or other shares or securities into which Newmont Shares may be reclassified or changed as contemplated by Section 2.7): (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time; and
(b) as are now and may hereafter be required to enable and permit Newmont to meet its obligations under the Voting and Exchange Trust Agreement and under any other security or commitment pursuant to which Newmont may now or hereafter be required to issue Newmont Ordinary Shares, to enable and permit Callco or Newmont to meet its obligations under each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right and to enable and permit Acquisitionco to meet its obligations hereunder and under the Share Provisions.

SECTION 2.4 NOTIFICATION OF CERTAIN EVENTS

   In order to assist Newmont to comply with its obligations hereunder and to permit Callco or Newmont to exercise the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, Acquisitionco will notify Newmont and Callco of each of the following events at the time set forth below:

      (a) in the event of any determination by the Board of Directors of Acquisitionco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Acquisitionco or to effect any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

      (b) promptly, upon the earlier of receipt by Acquisitionco of notice of and Acquisitionco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Acquisitionco or to effect any other distribution of the assets of Acquisitionco among its shareholders for the purpose of winding up its affairs;

      (c) immediately, upon receipt by Acquisitionco of a Retraction Request;

      (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

      (e) as soon as practicable upon the issuance by Acquisitionco of any Exchangeable Shares or rights to acquire Exchangeable Shares (other than the issuance of Exchangeable Shares and rights to acquire Exchangeable Shares pursuant to the Arrangement).

SECTION 2.5 DELIVERY OF NEWMONT SHARES TO ACQUISITIONCO AND CALLCO

   In furtherance of its obligations under Section 2.1(d) and Section 2.1(e), upon notice from Acquisitionco or Callco of any event that requires Acquisitionco or Callco to cause to be delivered Newmont Shares to any holder of Exchangeable Shares, Newmont shall forthwith allot, issue and deliver or cause to be delivered to the relevant holder of Exchangeable Shares as directed by Acquisitionco or Callco the requisite number of Newmont Shares to be allotted to, received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares (but, for the avoidance of doubt, not to Acquisitionco or Callco). All such Newmont Shares shall be duly authorized and validly issued as fully paid and shall be free and clear of any lien, claim or encumbrance. In consideration of the issuance and delivery of each such Newmont Share, Acquisitionco or Callco, as the case may be, shall subscribe a cash amount or pay a purchase price equal to the fair market value of such Newmont Shares.

SECTION 2.6 QUALIFICATION OF NEWMONT SHARES

   If any Newmont Shares (or other shares or securities into which Newmont Shares may be reclassified or changed as contemplated by Section 2.7) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any United States or Canadian federal, state, provincial or territorial securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority in the United States or Canada or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by Newmont and delivered by Newmont at the direction of Callco or Acquisitionco, if applicable, to the holder of surrendered Exchangeable Shares or in order that such shares (or such other shares or securities) may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a "CONTROL PERSON" for purposes of Canadian federal, provincial or territorial securities Law or the equivalent thereof under any United States Laws), Newmont will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause such Newmont Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law. Newmont will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Newmont Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Newmont Shares (or such other shares or securities) have been listed by Newmont and remain listed and are quoted or posted for trading at such time.

SECTION 2.7 ECONOMIC EQUIVALENCE

   So long as any Exchangeable Shares not owned by Newmont or its affiliates are outstanding:

      (a) Newmont will not without prior approval of Acquisitionco and the prior approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of the Share Provisions:

          (i) issue or distribute Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares) to the holders of all or substantially all of the then outstanding Newmont Shares by way of stock dividend or other distribution, other than an issue of Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares) to holders of Newmont Shares (i) who exercise an option to receive dividends in Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares) in lieu of receiving cash dividends, or (ii) pursuant to any dividend reinvestment plan or similar arrangement; or

          (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Newmont Shares entitling them to subscribe for or to purchase Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares); or

          (iii) issue or distribute to the holders of all or substantially all of the then outstanding Newmont Shares (A) shares or securities (including evidence of indebtedness) of Newmont of any class (other than Newmont Shares or securities convertible into or exchangeable for or carrying rights to acquire Newmont Shares), or (B) rights, options, warrants or other assets other than those referred to in Section 2.7(a)(ii), unless in each case the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares and at least 7 days prior written notice thereof is given to the holders of Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Newmont in order to give effect to and to consummate, is in furtherance of or is otherwise in connection with the transactions contemplated by, and in accordance with, the Plan of Arrangement.

      (b) Newmont will not without the prior approval of Acquisitionco and the prior approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of the Share Provisions:

          (i) subdivide, redivide or change the then outstanding Newmont Shares into a greater number of Newmont Shares; or

          (ii) reduce, combine, consolidate or change the then outstanding Newmont Shares into a lesser number of Newmont Shares; or

          (iii) reclassify or otherwise change Newmont Shares or effect an amalgamation, merger, reorganization or other transaction affecting Newmont Shares;

   unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares and at least seven days prior written notice is given to the holders of Exchangeable Shares.

      (c) Newmont will ensure that the record date for any event referred to in
   Section 2.7(a) or Section 2.7(b), or (if no record date is applicable for such event) the effective date for any such event, is not less than five business days after the date on which such event is declared or announced by Newmont (with contemporaneous notification thereof by Newmont to Acquisitionco).

      (d) The Board of Directors of Acquisitionco shall determine, acting in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in Section 2.7(a) or Section 2.7(b) and each such determination shall be conclusive and binding on Newmont. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors of Acquisitionco to be relevant, be considered by the Board of Directors of Acquisitionco:

          (i) in the case of any stock dividend or other distribution payable in Newmont Shares, the number of such shares issued in proportion to the number of Newmont Shares previously outstanding;

          (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Newmont Shares (or securities exchangeable for or convertible into or carrying rights to acquire Newmont Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a Newmont Share;

          (iii) in the case of the issuance or distribution of any other form of property (including any shares or securities of Newmont of any class other than Newmont Shares, any rights, options or warrants other than those referred to in Section 2.7(d)(ii), any evidences of indebtedness of Newmont or any assets of Newmont), the relationship between the fair market value (as determined by the Board of Directors of Acquisitionco in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Newmont Share and the Current Market Price of a Newmont Share;

          (iv) in the case of any subdivision, redivision or change of the then outstanding Newmont Shares into a greater number of Newmont Shares or the reduction, combination, consolidation or change of the then outstanding Newmont Shares into a lesser number of Newmont Shares or any amalgamation, merger, reorganization or other transaction affecting Newmont Shares, the effect thereof upon the then outstanding Newmont Shares; and

          (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Newmont Shares as a result of differences between taxation laws of Canada and the

       United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

      (e) Acquisitionco agrees that, to the extent required, upon due notice from Newmont, Acquisitionco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Acquisitionco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the Newmont Shares and Exchangeable Shares as provided for in this Section 2.7.

SECTION 2.8 TENDER OFFERS

   In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Newmont Shares (an "OFFER") is proposed by Newmont or is proposed to Newmont or its shareholders and is recommended by the Board of Directors of Newmont, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Newmont, and the Exchangeable Shares are not redeemed by Acquisitionco or purchased by Callco or Newmont pursuant to the Redemption Call Right, Newmont will expeditiously and in good faith take all such actions and do all such things as are reasonably necessary or desirable to enable and permit holders of Exchangeable Shares (other than Newmont and its affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Newmont Shares, without discrimination. Without limiting the generality of the foregoing, Newmont will expeditiously and in good faith take all such actions and do all such things as are reasonably necessary or desirable to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against Acquisitionco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Acquisitionco to redeem (or Callco or Newmont to purchase pursuant to the Redemption Call Right) Exchangeable Shares, as applicable, in the event of a Newmont Control Transaction.

SECTION 2.9 OWNERSHIP OF OUTSTANDING SHARES

   Without the prior approval of Acquisitionco and the prior approval of the holders of the Exchangeable Shares given in accordance with (S)10(2) of the Share Provisions, Newmont covenants and agrees in favour of Acquisitionco that, as long as any outstanding Exchangeable Shares are owned by any person other than Newmont or any of its affiliates, Newmont will be and remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Acquisitionco and Callco.

SECTION 2.10 NEWMONT AND AFFILIATES NOT TO VOTE EXCHANGEABLE SHARES

   Newmont covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it and its affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Newmont further covenants and agrees that it will not, and will cause its affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the CBCA (or any successor or other corporate statute by which Acquisitionco may in the future be governed) with respect to any Exchangeable Shares held by it or by its affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

SECTION 2.11 ORDINARY MARKET PURCHASES

   For certainty, nothing contained in this agreement, including the obligations of Newmont contained in Section 2.8, shall limit the ability of Newmont (or any of its subsidiaries including, without limitation, Callco or

Acquisitionco) to make ordinary market purchases of Newmont Shares in accordance with applicable laws and regulatory or stock exchange requirements.

SECTION 2.12 STOCK EXCHANGE LISTING

   Newmont covenants and agrees in favour of Acquisitionco that, as long as any outstanding Exchangeable Shares are owned by any person other than Newmont or any of its affiliates, Newmont will use its best efforts to maintain a listing for such Exchangeable Shares on The Toronto Stock Exchange.

                                   ARTICLE 3

                              NEWMONT SUCCESSORS

SECTION 3.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

   As long as any outstanding Exchangeable Shares are owned by any person other than Newmont or any of its affiliates, Newmont shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

      (a) such other person or continuing corporation (the "NEWMONT SUCCESSOR") by operation of law, becomes, without more, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Newmont Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Newmont Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Newmont under this agreement; and

      (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder or the holders of the Exchangeable Shares.

SECTION 3.2 VESTING OF POWERS IN SUCCESSOR

   Whenever the conditions of Section 3.1 have been duly observed and performed, the parties, if required by Section 3.1, shall execute and deliver the supplemental agreement provided for in Section 3.1(a) and thereupon the Newmont Successor and such other person that may then be the issuer of the Newmont Shares shall possess and from time to time may exercise each and every right and power of Newmont under this agreement in the name of Newmont or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the Board of Directors of Newmont or any officers of Newmont may be done and performed with like force and effect by the directors or officers of such Newmont Successor.

SECTION 3.3 WHOLLY-OWNED SUBSIDIARIES

   Nothing herein shall be construed as preventing (i) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Newmont with or into Newmont, (ii) the winding-up, liquidation or dissolution of any wholly-owned direct or indirect subsidiary of Newmont, provided that all of the assets of such subsidiary are transferred to Newmont or another wholly-owned direct or indirect subsidiary of Newmont, or (iii) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of Newmont among the shareholders of such subsidiary for the purpose of winding up its affairs, and any such transactions are expressly permitted by this Article 3.

                                   ARTICLE 4

                                    GENERAL

SECTION 4.1 TERM

   This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person other than Newmont and any of its affiliates.

SECTION 4.2 CHANGES IN CAPITAL OF NEWMONT AND ACQUISITIONCO

   At all times after the occurrence of any event contemplated pursuant to
Section 2.7 and Section 2.8 or otherwise, as a result of which either Newmont Shares or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, MUTATIS MUTANDIS, to all new securities into which Newmont Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

SECTION 4.3 SEVERABILITY

   If any term or other provision of this agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

SECTION 4.4 AMENDMENTS, MODIFICATIONS

      (a) Subject to Section 4.2, Section 4.3 and Section 4.5 this agreement may not be amended or modified except by an agreement in writing executed by Acquisitionco, Callco and Newmont and approved by the holders of the Exchangeable Shares in accordance with (S)10(2) of the Share Provisions.

      (b) No amendment or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

SECTION 4.5 MINISTERIAL AMENDMENTS

   Notwithstanding the provisions of Section 4.4, the parties to this agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this agreement for the purposes of:

      (a) adding to the covenants of any or all parties provided that the Board of Directors of each of Acquisitionco, Callco and Newmont shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

      (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of Acquisitionco, Callco and Newmont, it may be expedient to make, provided that each such Board of Directors shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

      (c) making such changes or corrections which, on the advice of counsel to Acquisitionco, Callco and Newmont, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Boards of Directors of each of Acquisitionco, Callco and Newmont shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

SECTION 4.6 MEETING TO CONSIDER AMENDMENTS

   Acquisitionco, at the request of Newmont, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 4.4. Any such meeting or meetings shall be called and held in accordance with the bylaws of Acquisitionco, the Share Provisions and all applicable laws.

SECTION 4.7 ENUREMENT

   This agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.8 NOTICES TO PARTIES

   Any notice and other communications required or permitted to be given pursuant to this agreement shall be sufficiently given if delivered in person or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully) to the parties at the following addresses:


       .


or at such other address as the party to which such notice or other communication is to be given has last notified the party given the same in the manner provided in this section, and if not given the same shall be deemed to have been received on the date of such delivery or sending.

SECTION 4.9 COUNTERPARTS

   This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

SECTION 4.10 JURISDICTION

   This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

   IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                          NEWMONT

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          [CALLCO]

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          ACQUISITIONCO

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  SCHEDULE L

                      VOTING AND EXCHANGE TRUST AGREEMENT

   MEMORANDUM OF AGREEMENT made as of the . day of . , 2002, between New Newmont, a corporation existing under the laws of [DELAWARE] ("NEWMONT"), Acquisitionco, a corporation existing under the laws of Canada (together with the continuing corporation from the amalgamation of Acquisitionco, Franco-Nevada and others, hereinafter referred to as "ACQUISITIONCO") and . , a trust company incorporated under the laws of Canada (hereinafter referred to as "TRUSTEE").

   RECITALS:

      A In connection with an arrangement agreement (as further amended, supplemented and/or restated, the "ARRANGEMENT AGREEMENT") made as of November 14, 2001 between Newmont and Franco-Nevada ("FRANCO-NEVADA"), the Exchangeable Shares are to be issued to certain holders of securities of Franco-Nevada pursuant to the Plan of Arrangement contemplated in the Arrangement Agreement;

      B Pursuant to the Arrangement Agreement, Newmont and Acquisitionco are required to execute a voting and exchange trust agreement substantially in the form of this agreement.

   In consideration of the foregoing and the mutual agreements contained herein (the receipt and sufficiency of which are acknowledged), the parties agree as follows:

                                   ARTICLE 1

                        DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

   In this agreement, each initially capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the rights, privileges, restrictions and conditions (collectively, the "SHARE PROVISIONS") attaching to the Exchangeable Shares as set out in the articles of Acquisitionco and the following terms shall have the following meanings:

      "AUTHORIZED INVESTMENTS" means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or any province thereof or a Canadian chartered bank (which may include an affiliate or related party of the Trustee), maturing not more than one year from the date of investment, provided that each such obligation is rated at least R1 (middle) by DBRS Inc. or any equivalent rating by Canadian Bond Rating Service.

      "AUTOMATIC EXCHANGE RIGHT" means the benefit of the obligation of Newmont under (S)5.1 pursuant to which Newmont is required to purchase all or any part of the Exchangeable Shares from the holders thereof in exchange for Newmont Shares upon the occurrence and during the continuance of an Insolvency Event.

      "AUTOMATIC EXCHANGE RIGHTS ON LIQUIDATION" means the benefit of the obligation of Newmont to effect the automatic exchange of Exchangeable Shares for Newmont Shares pursuant to (S)5.8.

      "BENEFICIARIES" means the registered holders from time to time of Exchangeable Shares, other than Newmont's affiliates.

      "BENEFICIARY VOTES" has the meaning ascribed thereto in (S)4.2.

      "BOARD OF DIRECTORS" means the Board of Directors of Acquisitionco.

      "EXCHANGEABLE SHARES" means the exchangeable shares in the capital of Acquisitionco as more particularly described in Appendix 1 to Schedule B.

      "INCLUDING" means "including without limitation" and "INCLUDES" means "includes without limitation".

      "INDEMNIFIED PARTIES" has the meaning ascribed thereto in (S)9.1.

      "INSOLVENCY EVENT" means (i) the institution by Acquisitionco of any proceeding to be adjudicated a bankrupt or insolvent or to be wound up, or the consent of Acquisitionco to the institution of bankruptcy, insolvency or winding-up proceedings against it, or (ii) the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including the COMPANIES CREDITORS' ARRANGEMENT ACT (Canada) and the BANKRUPTCY AND INSOLVENCY ACT (Canada), and the failure by Acquisitionco to contest in good faith any such proceedings commenced in respect of Acquisitionco within 30 days of becoming aware thereof, or the consent by Acquisitionco to the filing of any such petition or to the appointment of a receiver, or (iii) the making by Acquisitionco of a general assignment for the benefit of creditors, or the admission in writing by Acquisitionco of its inability to pay its debts generally as they become due, or (iv) Acquisitionco not being permitted, pursuant to solvency requirements of applicable law, to redeem any Retracted Shares pursuant to
   (S)6(6) of the Share Provisions.

      "LIQUIDATION EVENT" has the meaning ascribed thereto in (S)5.8(2).

      "LIQUIDATION EVENT EFFECTIVE DATE" has the meaning ascribed thereto in
   (S)5.8(3).

      "LIST" has the meaning ascribed thereto in (S)4.6.

      "NEWMONT MEETING" has the meaning ascribed thereto in (S)4.2.

      "NEWMONT SPECIAL VOTING SHARE" means the special voting share in the capital of Newmont which entitles the holder of record to a number of votes at meetings of holders of Newmont Shares equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Newmont and affiliates of Newmont), subject to a maximum aggregate number of votes equal to 10% of the aggregate number of votes attached to the Newmont Shares that are issued and outstanding at the relevant time, which share is to be issued to and voted by, the Trustee as described herein.

      "NEWMONT SUCCESSOR" has the meaning ascribed thereto in (S)11.1(a).

      "OFFICER'S CERTIFICATE" means, with respect to Newmont or Acquisitionco, as the case may be, a certificate signed by any officer or director of Newmont or Acquisitionco, as the case may be.

      "SUPPORT AGREEMENT" means that certain support agreement of even date between Acquisitionco, Callco and Newmont in the form of Schedule D to the Arrangement Agreement, as amended in accordance with the terms of the Support Agreement.

      "TRUST" means the trust created by this agreement.

      "TRUST ESTATE" means the Newmont Special Voting Share, any other securities, the Automatic Exchange Right, the Automatic Exchange Rights on Liquidation and any money or other property which may be held by the Trustee from time to time pursuant to this agreement.

      "TRUSTEE" means [COMPUTERSHARE TRUST COMPANY OF CANADA] and, subject to the provisions of Article 10, includes any successor trustee.

      "VOTING RIGHTS" means the voting rights attached to the Newmont Special Voting Share.

1.2 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

   The division of this agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this agreement. Unless otherwise specified, references to an "Article" or "section" refer to the specified Article or section of this agreement.

1.3 NUMBER, GENDER, ETC.

   Words importing the singular number only shall include the plural and VICE VERSA. Words importing any gender shall include all genders.

1.4 DATE FOR ANY ACTION

   If any date on which any action is required to be taken under this agreement is not a business day, such action shall be required to be taken on the next succeeding business day.

                                   ARTICLE 2

                             PURPOSE OF AGREEMENT

2.1 ESTABLISHMENT OF TRUST

   The purpose of this agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the Newmont Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this agreement.

                                   ARTICLE 3

                         NEWMONT SPECIAL VOTING SHARE

3.1 ISSUE AND OWNERSHIP OF THE NEWMONT SPECIAL VOTING SHARE

   Immediately following execution of this agreement, Newmont shall issue to the Trustee the Newmont Special Voting Share (and shall deliver the certificate representing such share to the Trustee) to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this agreement. Newmont hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Newmont Special Voting Share by Newmont to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Newmont Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Newmont Special Voting Share provided that the Trustee shall:

      (a) hold the Newmont Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this agreement; and

      (b) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Newmont Special Voting Share and the Newmont Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

3.2 LEGENDED SHARE CERTIFICATES

   Acquisitionco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

3.3 SAFE KEEPING OF CERTIFICATE

   The certificate representing the Newmont Special Voting Share shall at all times be held in safe keeping by the Trustee or its duly authorized agent.

                                   ARTICLE 4

                           EXERCISE OF VOTING RIGHTS

4.1 VOTING RIGHTS

   The Trustee, as the holder of record of the Newmont Special Voting Share, shall be entitled to all of the Voting Rights, including the right to vote in person or by proxy attaching to the Newmont Special Voting Share on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of Newmont at a Newmont Meeting. The Voting Rights shall be and remain vested in and exercised by the Trustee subject to the terms of this agreement. Subject to (S)7.15:

      (a) the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Beneficiaries on the record date established by Newmont or by applicable law for such Newmont Meeting who are entitled to instruct the Trustee as to the voting thereof; and

      (b) to the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

4.2 NUMBER OF VOTES

   (1) With respect to all meetings of shareholders of Newmont at which holders of Newmont Shares are entitled to vote (each, a "NEWMONT MEETING"), each Beneficiary shall be entitled to instruct the Trustee to cast and exercise for each Exchangeable Share owned of record by a Beneficiary on the record date established by Newmont or by applicable law for such Newmont Meeting (the "BENEFICIARY VOTES"), in respect of each matter, question, proposal or proposition to be voted on at such Newmont Meeting, a pro rata number of Voting Rights determined by reference to the total number of outstanding Exchangeable Shares not owned by Newmont and its affiliates.

   (2) The aggregate Voting Rights on a poll at a Newmont Meeting shall consist of a number of votes equal to the lesser of:

      (a) one vote per outstanding Exchangeable Share from time to time not owned by Newmont and its affiliates, and

      (b) one vote for every 10 votes attaching to outstanding Newmont Shares,

and for which the Trustee has received voting instructions from the Beneficiary. Pursuant to the terms of the Special Voting Share, the Trustee or its proxy is entitled on a vote on a show of hands to one vote in addition to any votes which may be cast by a Beneficiary (or its nominee) on a show of hands as proxy for the Trustee. Any Beneficiary who chooses to attend a Newmont Meeting in person, and who is entitled to vote in accordance with (S)4.8(2) shall be entitled to one vote on a show of hands.

4.3 MAILINGS TO SHAREHOLDERS

   (1) With respect to each Newmont Meeting, the Trustee will use its reasonable efforts promptly to mail or cause to be mailed (or otherwise communicate in the same manner as Newmont utilizes in communications to holders of Newmont Shares subject to applicable regulatory requirements and provided that such manner of communications is reasonably available to the Trustee) to each of the Beneficiaries named in the List, such mailing or communication to commence wherever practicable on the same day as the mailing or notice (or other communication) with respect thereto is commenced by Newmont to its shareholders:

      (a) a copy of such notice, together with any related materials, including any circular or information statement or listing particulars, to be provided to shareholders of Newmont;

      (b) a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such Newmont Meeting or, pursuant to (S)4.7, to attend such Newmont Meeting and to exercise personally the Beneficiary Votes thereat;

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      (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

          (i) a proxy to such Beneficiary or his, her or its designee to exercise personally the Beneficiary Votes; or

          (ii) a proxy to a designated agent or other representative of Newmont to exercise such Beneficiary Votes;

      (d) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

      (e) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

      (f) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Newmont Meeting shall not be earlier than the close of business on the fourth business day prior to such meeting, and of the method for revoking or amending such instructions.

   (2) The materials referred to in this (S)4.3 are to be provided to the Trustee by Newmont, and the materials referred to in (S)4.3(1)(c), (S)4.3(1)(e) and (S)4.3(1)(f) shall (if reasonably practicable to do so) be subject to reasonable comment by the Trustee in a timely manner. Subject to the foregoing, Newmont shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of Newmont Shares. Newmont agrees not to communicate with holders of Newmont Shares with respect to the materials referred to in this (S)4.3 otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries.

   (3) For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any Newmont Meeting, the number of Exchangeable Shares owned of record by the Beneficiary shall be determined at the close of business on the record date established by Newmont or by applicable law for purposes of determining shareholders entitled to vote at such Newmont Meeting. Newmont will notify the Trustee of any decision of the board of directors of Newmont with respect to the calling of any Newmont Meeting and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this (S)4.3.

4.4 COPIES OF SHAREHOLDER INFORMATION

   Newmont will deliver to the Trustee copies of all proxy materials (including notices of Newmont Meetings but excluding proxies to vote Newmont Shares), information statements, reports (including all interim and annual financial statements) and other written communications that, in each case, are to be distributed by Newmont from time to time to holders of Newmont Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Newmont Shares. The Trustee will mail or otherwise send to each Beneficiary, at the expense of Newmont, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Newmont) received by the Trustee from Newmont contemporaneously with the sending of such materials to holders of Newmont Shares. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto all proxy materials, information statements, reports and other written communications that are:

      (a) received by the Trustee as the registered holder of the Newmont Special Voting Share and made available by Newmont generally to the holders of Newmont Shares; or

      (b) specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Newmont.


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4.5 OTHER MATERIALS

   As soon as reasonably practicable after receipt by Newmont or shareholders of Newmont (if such receipt is known by Newmont) of any material sent or given by or on behalf of a third party to holders of Newmont Shares generally, including dissident proxy and information circulars (and related information and material) and take-over bid and securities exchange take-over bid circulars (and related information and material), provided such material has not been sent to the Beneficiaries by or on behalf of such third party, Newmont shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, the Trustee will mail or otherwise send to each Beneficiary, at the expense of Newmont, copies of all such materials received by the Trustee from Newmont. The Trustee will also make available for inspection by any Beneficiary at the Trustee's principal office in Toronto copies of all such materials.

4.6 LIST OF PERSONS ENTITLED TO VOTE

   Acquisitionco shall, (a) prior to each annual, general and extraordinary Newmont Meeting and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "LIST") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Newmont Meeting, at the close of business on the record date established by Newmont or pursuant to applicable law for determining the holders of Newmont Shares entitled to receive notice of and/or to vote at such Newmont Meeting. Each such List shall be delivered to the Trustee promptly after receipt by Acquisitionco of such request or the record date for such meeting and in any event within sufficient time as to permit the Trustee to perform its obligations under this agreement. Newmont agrees to give Acquisitionco notice (with a copy to the Trustee) of the calling of any Newmont Meeting, together with the record date therefor, sufficiently prior to the date of the calling of such meeting so as to enable Acquisitionco to perform its obligations under this (S)4.6.

4.7 ENTITLEMENT TO DIRECT VOTES

   Subject to (S)4.8 and (S)4.11, any Beneficiary named in a List prepared in connection with any Newmont Meeting will be entitled (a) to instruct the Trustee in the manner described in (S)4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b) to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

4.8 VOTING BY TRUSTEE AND ATTENDANCE OF TRUSTEE REPRESENTATIVE AT MEETING

   (1) In connection with each Newmont Meeting, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to (S)4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions) other than any Beneficiary Votes that are the subject of (S)4.8(2); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice given by the Trustee to the Beneficiary pursuant to (S)4.3.

   (2) The Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Newmont Meeting. Upon submission by a Beneficiary (or its designee) named in the List prepared in connection with the relevant meeting of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to (S)4.3 in respect of such meeting or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary (or its designee) exercising such Beneficiary Votes in accordance with such proxy shall have the same rights in respect of such Beneficiary Votes as the Trustee to speak at the meeting in favour of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

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4.9 DISTRIBUTION OF WRITTEN MATERIALS

   Any written materials distributed by the Trustee pursuant to this agreement shall be sent by mail (or otherwise communicated in the same manner as Newmont utilizes in communications to holders of Newmont Shares subject to applicable regulatory requirements and provided such manner of communications is reasonably available to the Trustee) to each Beneficiary at its address as shown on the books of Acquisitionco. Newmont agrees not to communicate with holders of Newmont Shares with respect to such written materials otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries. Acquisitionco shall provide or cause to be provided to the Trustee for purposes of communication, on a timely basis and without charge or other expense:

      (a) a current List; and

      (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

4.10 TERMINATION OF VOTING RIGHTS

   All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Newmont or Callco, as the case may be, and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon
(i) the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the occurrence of the automatic exchange of Exchangeable Shares for Newmont Shares, as specified in Article 5 (unless Newmont shall not have delivered the requisite Newmont Shares issuable in exchange therefor to the Trustee pending delivery to the Beneficiaries), or
(ii) the retraction or redemption of Exchangeable Shares pursuant to (S)6 or 7 of the Share Provisions, or (iii) the effective date of the liquidation, dissolution or winding-up of Acquisitionco pursuant to (S)5 of the Share Provisions, or (iv) the purchase of Exchangeable Shares from the holder thereof by Callco or Newmont pursuant to the exercise by Callco or Newmont of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

4.11 DISCLOSURE OF INTEREST IN EXCHANGEABLE SHARES

   The Trustee and/or Acquisitionco shall be entitled to require any Beneficiary or any person who the Trustee and/or Acquisitionco know or have reasonable cause to believe to hold any interest whatsoever in an Exchangeable Share to confirm that fact or to give such details as to whom has an interest in such Exchangeable Share as would be required (if the Exchangeable Shares were a class of "equity shares" of Acquisitionco) under (S)101 of the SECURITIES ACT (Ontario), as amended from time to time, or as would be required under the articles of Newmont or any laws or regulations, or pursuant to the rules or regulations of any Agency, if the Exchangeable Shares were Newmont Shares. If a Beneficiary does not provide the information required to be provided by such Beneficiary pursuant to this (S)4.11, the board of directors of Newmont may take any action permitted under the articles of Newmont or any laws or regulations, or pursuant to the rules or regulations of any Agency, with respect to the Voting Rights relating to the Exchangeable Shares held by such Beneficiary.

                                   ARTICLE 5

                              AUTOMATIC EXCHANGE

5.1 AUTOMATIC EXCHANGE

   (1) Newmont hereby agrees with the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries that the Trustee shall have
(i) the Automatic Exchange Right, and (ii) the Automatic Exchange Rights on Liquidation, all in accordance with the provisions of this agreement. The Automatic Exchange Right shall represent an agreement on the terms set out herein between Newmont and the Trustee (acting on behalf of

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

the Beneficiaries) that upon the occurrence of an Insolvency Event, Newmont will purchase from each and every Beneficiary all of the Exchangeable Shares held by such Beneficiary. The Automatic Exchange Rights on Liquidation shall represent an agreement on the terms set out herein between Newmont and the Trustee (acting on behalf of the Beneficiaries) that Newmont will purchase from each and every Beneficiary all of the outstanding Exchangeable Shares held by such Beneficiary on the fifth business day prior to the Liquidation Event Effective Date. Newmont hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for agreeing with the Trustee (acting on behalf of the Beneficiaries) to be bound by the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation.

   (2) During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation and shall be entitled to exercise all of the rights and powers of an owner with respect to the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation, provided that the Trustee shall:

      (a) hold the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this agreement; and

      (b) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this agreement.

   (3) The obligations of Newmont to issue Newmont Shares pursuant to the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation are subject to all applicable laws and regulatory or stock exchange requirements.

5.2 LEGENDED SHARE CERTIFICATES

   Acquisitionco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation.

5.3 AUTOMATIC EXCHANGE RIGHT

   (1) The purchase price payable by Newmont for each Exchangeable Share to be purchased by Newmont under the Automatic Exchange Right shall be an amount per share equal to (i) the Current Market Price of a Newmont Share on the last business day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Automatic Exchange Right, which shall be satisfied in full by Newmont causing to be delivered to such holder one Newmont Share, plus (ii) to the extent not paid by Acquisitionco on the designated payment date therefor, an additional amount equal to and in full satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Automatic Exchange Right, Newmont shall provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by Newmont issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one Newmont Share and on the applicable payment date a cheque for the balance, if any, of the purchase price, in each case less any amounts withheld pursuant to (S)5.9. Upon payment by Newmont of such purchase price the relevant Beneficiary shall cease to have any right to be paid by Acquisitionco any amount in respect of declared and unpaid dividends on each such Exchangeable Share.

   (2) Immediately upon the occurrence of an Insolvency Event, the closing of the transaction of purchase and sale contemplated by the Automatic Exchange Right shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to Newmont all of the Beneficiary's right, title and interest in and to such

Beneficiary's Exchangeable Shares free and clear of any lien, claim or encumbrance and the related interest in the Trust Estate, any right of each such Beneficiary to receive declared and unpaid dividends from Acquisitionco shall be deemed to be satisfied and discharged and each such Beneficiary shall cease to be a holder of such Exchangeable Shares and Newmont shall issue to the Beneficiary the Newmont Shares issuable upon the automatic exchange of Exchangeable Shares for Newmont Shares and on the applicable payment date shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the purchase price for such Exchangeable Shares, without interest, in each case less any amounts withheld pursuant to (S)5.9. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall become the holder of the Newmont Shares issued pursuant to the automatic exchange of such Beneficiary's Exchangeable Shares for Newmont Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Newmont pursuant to such automatic exchange shall thereafter be deemed to represent Newmont Shares issued to the Beneficiary by Newmont pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Newmont Shares, duly endorsed in blank and accompanied by such instruments of transfer as Newmont may reasonably require, Newmont shall deliver or cause to be delivered to the Beneficiary certificates representing the Newmont Shares of which the Beneficiary is the holder.

5.4 FAILURE TO RETRACT

   Upon the occurrence of an event referred to in paragraph (iv) of the definition of Insolvency Event, Acquisitionco hereby agrees with the Trustee and in favour of the Beneficiary promptly to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Beneficiary to Acquisitionco or to the transfer agent of the Exchangeable Shares (including a copy of the retraction request delivered pursuant to (S)6(1) of the Share Provisions) in connection with such proposed redemption of the Retracted Shares.

5.5 NOTICE OF INSOLVENCY EVENT

   As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, Acquisitionco and Newmont shall give written notice thereof to the Trustee. As soon as practicable following the receipt of notice from Acquisitionco and Newmont of the occurrence of an Insolvency Event, or upon the Trustee becoming aware of an Insolvency Event, the Trustee will mail to each Beneficiary, at the expense of Newmont (such funds to be received in advance), a notice of such Insolvency Event in the form provided by Newmont, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Automatic Exchange Right.

5.6 LISTING OF NEWMONT SHARES

   Newmont covenants that if any Newmont Shares to be issued and delivered pursuant to the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document, or the taking of any proceeding with or the obtaining of any order, ruling or consent from any Agency under any United States or Canadian federal, provincial or territorial law or regulation or pursuant to the rules and regulations of any Agency or the fulfillment of any other United States or Canadian legal requirement before such shares may be issued and delivered by Newmont to the initial holder thereof or in order that such shares may be freely traded thereafter (other than any restrictions of general application on transfer by reason of a holder being a "control person" or the equivalent of Newmont for purposes of Canadian securities Law or any United States equivalent), Newmont will expeditiously and in good faith take all such actions and do all such things as are reasonably necessary or desirable to cause such Newmont Shares to be and remain duly registered, qualified or approved. Newmont will expeditiously and in good faith take all such actions and do all such things as are reasonably necessary or desirable to cause all Newmont Shares to be delivered pursuant to the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which issued Newmont Shares have been listed by Newmont and remain listed and are quoted or posted for trading at such time.

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5.7 NEWMONT SHARES

   Newmont hereby represents, warrants and covenants that the Newmont Shares issuable as described herein will be duly authorized and validly issued as fully paid and shall be free and clear of any lien, claim or encumbrance.

5.8 AUTOMATIC EXCHANGE ON LIQUIDATION OF NEWMONT

   (1) Newmont will give the Trustee written notice of each of the following events at the time set forth below:

      (a) in the event of any determination by the board of directors of Newmont to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Newmont or to effect any other distribution of assets of Newmont among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

      (b) as soon as practicable following the earlier of (A) receipt by Newmont of notice of, and (B) Newmont otherwise becoming aware of any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Newmont or to effect any other distribution of assets of Newmont among its shareholders for the purpose of winding up its affairs, in each case where Newmont has failed to contest in good faith any such proceeding commenced in respect of Newmont within 30 days of becoming aware thereof.

   (2) As soon as practicable following receipt by the Trustee from Newmont of notice of any event (a "LIQUIDATION EVENT") contemplated by (S)5.8(1)(a) or
(S)5.8(1)(b), the Trustee will give notice thereof to the Beneficiaries. Such notice shall be provided to the Trustee by Newmont and shall include a brief description of the automatic exchange of Exchangeable Shares for Newmont Shares provided for in (S)5.8(3).

   (3) In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Newmont Shares in the distribution of assets of Newmont in connection with a Liquidation Event, on the fifth business day prior to the effective date (the "LIQUIDATION EVENT EFFECTIVE DATE") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for Newmont Shares. To effect such automatic exchange, Newmont shall purchase on the fifth business day prior to the Liquidation Event Effective Date each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall sell the Exchangeable Shares held by it at such time, free and clear of any lien, claim or encumbrance, for a purchase price per share equal to (i) the Current Market Price of a Newmont Share on the fifth business day prior to the Liquidation Event Effective Date, which shall be satisfied in full by Newmont issuing to the Beneficiary one Newmont Share, plus
(ii) to the extent not paid by Acquisitionco on the designated payment date therefor, an additional amount equal to and in full satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. Newmont shall provide the Trustee with an Officer's Certificate in connection with each automatic exchange setting forth the calculation of the purchase price for each Exchangeable Share.

   (4) On the fifth business day prior to the Liquidation Event Effective Date, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Newmont Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to Newmont all of the Beneficiary's right, title and interest in and to such Beneficiary's Exchangeable Shares free and clear of any lien, claim or encumbrance and the related interest in the Trust Estate, any right of each such Beneficiary to receive declared and unpaid dividends from Acquisitionco shall be deemed to be satisfied and discharged, and each such Beneficiary shall cease to be a holder of such Exchangeable Shares and Newmont shall issue to the Beneficiary the Newmont Shares issuable upon the automatic exchange of Exchangeable Shares for Newmont Shares and on the applicable payment date shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance,

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if any, of the purchase price for such Exchangeable Shares, without interest, in each case less any amounts withheld pursuant to (S)5.9. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall become the holder of the Newmont Shares issued pursuant to the automatic exchange of such Beneficiary's Exchangeable Shares for Newmont Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Newmont pursuant to such automatic exchange shall thereafter be deemed to represent Newmont Shares issued to the Beneficiary by Newmont pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Newmont Shares, duly endorsed in blank and accompanied by such instruments of transfer as Newmont may reasonably require, Newmont shall deliver or cause to be delivered to the Beneficiary certificates representing the Newmont Shares of which the Beneficiary is the holder.

5.9 WITHHOLDING RIGHTS

   Newmont, Acquisitionco and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this agreement to any holder of Exchangeable Shares or Newmont Shares such amounts as Newmont, Acquisitionco or the Trustee is required to deduct and withhold with respect to such payment under the INCOME TAX ACT (Canada) or United States tax Laws or any provision of provincial, state, local or foreign tax Law, in each case as amended or succeeded. The Trustee may act and rely on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing Agency. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Newmont, Acquisitionco and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Newmont, Acquisitionco or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and Newmont, Acquisitionco or the Trustee shall notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. Newmont represents and warrants that, based upon facts currently known to it, it has no current intention, as at the date of this agreement, to deduct or withhold from any dividend paid to holders of Exchangeable Shares any amounts under the United States tax laws.

                                   ARTICLE 6

            RESTRICTIONS ON ISSUE OF NEWMONT SPECIAL VOTING SHARES

6.1 ISSUE OF ADDITIONAL SHARES

   During the term of this agreement, Newmont will not, without the consent of the holders at the relevant time of Exchangeable Shares, given in accordance with (S)10(2) of the Share Provisions, issue any additional Newmont Special Voting Shares.

                                   ARTICLE 7

                            CONCERNING THE TRUSTEE

7.1 POWERS AND DUTIES OF THE TRUSTEE

   (1) The rights, powers, duties and authorities of the Trustee under this agreement, in its capacity as Trustee of the Trust, shall include:

      (a) receipt and deposit of the Newmont Special Voting Share from Newmont as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this agreement;

      (b) granting proxies and distributing materials to Beneficiaries as provided in this agreement;

      (c) voting the Beneficiary Votes in accordance with the provisions of this agreement;

      (d) receiving the grant of the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation from Newmont as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this agreement;

      (e) enforcing the benefit of the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation, in each case in accordance with the provisions of this agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries Newmont Shares and cheques, if any, to which such Beneficiaries are entitled pursuant to the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation, as the case may be;

      (f) holding title to the Trust Estate;

      (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

      (h) taking action at the direction of a Beneficiary or Beneficiaries to enforce the obligations of Newmont and Acquisitionco under this agreement; and

      (i) taking such other actions and doing such other things as are specifically provided in this agreement to be carried out by the Trustee whether alone, jointly or in the alternative.

   (2) In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by the Trustee shall be final, conclusive and binding upon all persons.

   (3) The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

   (4) The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

7.2 NO CONFLICT OF INTEREST

   The Trustee represents to Newmont and Acquisitionco that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10. If, notwithstanding the foregoing provisions of this
(S)7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this (S)7.2, any interested party may apply to the Superior Court of Justice (Ontario) for an order that the Trustee be replaced as Trustee hereunder.

7.3 DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

   (1) Each of Newmont and Acquisitionco irrevocably authorizes the Trustee, from time to time, to:

      (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Newmont Shares; and

      (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement and (ii) from the transfer agent of Newmont Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Automatic Exchange Right and pursuant to the Automatic Exchange Rights on Liquidation.

   (2) Newmont and Acquisitionco shall irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Newmont covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation, in each case pursuant to Article 5.

7.4 BOOKS AND RECORDS

   The Trustee shall keep available for inspection by Newmont and Acquisitionco at the Trustee's principal office in Toronto correct and complete books and records of account relating to the Trust created by this agreement, including all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation. On or before [JANUARY 15], 2003, and on or before January 15th in every year thereafter, so long as the Newmont Special Voting Share is registered in the name of the Trustee, the Trustee shall transmit to Newmont and Acquisitionco a brief report, dated as of the preceding December 31st, with respect to:

      (a) the property and funds comprising the Trust Estate as of that date;

      (b) the number of exercises of the Automatic Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issuance by Newmont of Newmont Shares in connection with the Automatic Exchange Right, during the calendar year ended on such December 31st; and

      (c) any action taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

7.5 INCOME TAX RETURNS AND REPORTS

   The Trustee shall, to the extent necessary, prepare and file, or cause to be prepared and filed, on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any other Agency, including any securities exchange or other trading system through which the Exchangeable Shares are traded. In connection therewith, the Trustee may obtain the advice and assistance of such experts or advisors as the Trustee considers necessary or advisable (who may be experts or advisors to Newmont or Acquisitionco). If requested by the Trustee, Newmont or Acquisitionco shall retain qualified experts or advisors for the purpose of providing such tax advice or assistance.

7.6 INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

   (1) The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Newmont Special Voting Share pursuant to Article 4, subject to (S)7.15, and with respect to the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation pursuant to Article 5.

   (2) None of the provisions contained in this agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

7.7 ACTION OF BENEFICIARIES

   No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security or indemnity referred to in (S)7.6 and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

7.8 RELIANCE UPON DECLARATIONS

   The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of (S)7.9, if applicable, and with any other applicable provisions of this agreement.

7.9 EVIDENCE AND AUTHORITY TO TRUSTEE

   (1) Newmont and/or Acquisitionco shall furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by Newmont and/or Acquisitionco or the Trustee under this agreement or as a result of any obligation imposed under this agreement, including in respect of the Voting Rights or the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation and the taking of any other action to be taken by the Trustee at the request of or on the application of Newmont and/or Acquisitionco promptly if and when:

      (a) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this (S)7.9; or

      (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives Newmont and/or Acquisitionco written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

   (2) Such evidence shall consist of an Officer's Certificate of Newmont and/or Acquisitionco or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

   (3) Whenever such evidence relates to a matter other than the Voting Rights or the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation or the taking of any other action to be taken by the Trustee at the request or on the application of Newmont and/or Acquisitionco, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Newmont and/or Acquisitionco it shall be in the form of an Officer's Certificate or a statutory declaration.

   (4) Each statutory declaration, Officer's Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement shall include a statement by the person giving the evidence:

      (a) declaring that he has read and understands the provisions of this agreement relating to the condition in question;

      (b) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement or opinion; and

      (c) declaring that he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

7.10 EXPERTS, ADVISERS AND AGENTS

   The Trustee may:

      (a) in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer or other expert, whether retained by the Trustee or by Newmont and/or Acquisitionco or otherwise, and may retain or employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid;

      (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder; and

      (c) pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all reasonable disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

7.11 INVESTMENT OF MONEYS HELD BY TRUSTEE

   Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee shall, upon the receipt by the Trustee of the written direction of Acquisitionco, be invested or reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Ontario, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, or in Authorized Investments. Any direction of Acquisitionco to the Trustee as to investment or reinvestment of funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. (local time) or if received on a non-business day, shall be deemed to have been given prior to 9:00 a.m. (local time) on the immediately following business day. If no such direction is received, the Trustee shall not have any obligation to invest the monies and pending receipt of such a direction all interest or other income and such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of Acquisitionco, in the deposit department of the Trustee or any other specified loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits. The Trustee shall not be held liable for any losses incurred in the investment of any funds as herein provided.

7.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY

   The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

7.13 TRUSTEE NOT BOUND TO ACT ON REQUEST

   Except as in this agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of Newmont and/or Acquisitionco or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14 AUTHORITY TO CARRY ON BUSINESS

   The Trustee represents to Newmont and Acquisitionco that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a trust company in each of the provinces of Canada but if, notwithstanding the provisions of this (S)7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Automatic Exchange Right and the Automatic Exchange Rights on Liquidation shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any province of Canada, either become so authorized or resign in the manner and with the effect specified in
Article 10.

7.15 CONFLICTING CLAIMS

   (1) If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, in its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Trustee may elect not to exercise any Voting Rights, Automatic Exchange Right or Automatic Exchange Rights on Liquidation subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

      (a) the rights of all adverse claimants with respect to the Voting Rights, Automatic Exchange Right or Automatic Exchange Rights on Liquidation subject to such conflicting claims or demands have been adjudicated by a final judgement of a court of competent jurisdiction; or

      (b) all differences with respect to the Voting Rights, Automatic Exchange Right or Automatic Exchange Rights on Liquidation subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

   (2) If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

7.16 ACCEPTANCE OF TRUST

   The Trustee hereby accepts the Trust created and provided for, by and in this agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

                                   ARTICLE 8

                                 COMPENSATION

8.1 FEES AND EXPENSES OF THE TRUSTEE

   Newmont and Acquisitionco jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including, but not limited to, taxes other than taxes based on the net income or capital of the Trustee, fees paid to legal counsel and other experts and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental Agency, reasonably incurred by the Trustee in connection with its duties under this agreement; provided that Newmont and Acquisitionco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation or any such proceedings in which the Trustee is determined to have acted in bad faith or with fraud, negligence, recklessness or wilful misconduct.

                                   ARTICLE 9

                  INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1 INDEMNIFICATION OF THE TRUSTEE

   (1) Newmont and Acquisitionco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "INDEMNIFIED PARTIES") against all claims, losses, damages, reasonable costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, recklessness, wilful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instruction delivered to the Trustee by Newmont or Acquisitionco pursuant hereto.

   (2) In no case shall Newmont or Acquisitionco be liable under this indemnity for any claim against any of the Indemnified Parties unless Newmont and Acquisitionco shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, Newmont and Acquisitionco shall be entitled to participate at their own expense in the defence and, if Newmont and Acquisitionco so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Newmont or Acquisitionco; or (ii) the named parties to any such suit include both the Trustee and Newmont or Acquisitionco and the Trustee shall have been advised by counsel acceptable to Newmont or Acquisitionco that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to Newmont or Acquisitionco and that, in the judgement of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Newmont and Acquisitionco shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity shall survive the termination of the Trust and the resignation or removal of the Trustee.

9.2 LIMITATION OF LIABILITY

   The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, recklessness, wilful misconduct or bad faith on the part of the Trustee.

                                  ARTICLE 10
                               CHANGE OF TRUSTEE

10.1 RESIGNATION

   The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Newmont and Acquisitionco specifying the date on which it desires to resign, provided that such notice shall not be given less than thirty (30) days before such desired resignation date unless Newmont and Acquisitionco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Newmont and Acquisitionco shall promptly appoint a successor trustee, which shall be a corporation organized and existing under the laws of Canada and authorized to carry on the business of a trust company in all provinces of Canada, by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this agreement. If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, Newmont and Acquisitionco shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses in connection with same.

10.2 REMOVAL

   The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than 30 days' prior notice by written instrument executed by Newmont and Acquisitionco, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

10.3 SUCCESSOR TRUSTEE

   Any successor trustee appointed as provided under this agreement shall execute, acknowledge and deliver to Newmont and Acquisitionco and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with the like effect as if originally named as trustee in this agreement. However, on the written request of Newmont and Acquisitionco or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due to it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Newmont, Acquisitionco and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4  NOTICE OF SUCCESSOR TRUSTEE

   Upon acceptance of appointment by a successor trustee as provided herein, Newmont and Acquisitionco shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If Newmont or Acquisitionco shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Newmont and Acquisitionco.

                                  ARTICLE 11

                              NEWMONT SUCCESSORS

11.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

   As long as any outstanding Exchangeable Shares are owned by any person other than Newmont or any of its affiliates, Newmont shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, arrangement, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless, but may do so if:

      (a) such other person or continuing corporation (the "Newmont Successor"), by operation of law, becomes, without more, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, a trust agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee are reasonably necessary or advisable to evidence the assumption by the Newmont Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Newmont Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Newmont under this agreement; and

      (b) such transaction shall, to the satisfaction of the Trustee, acting reasonably, and in the opinion of legal counsel to the Trustee, be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Beneficiaries hereunder.

11.2 VESTING OF POWERS IN SUCCESSOR

   Whenever the conditions of (S)11.1 have been duly observed and performed, the Trustee, Newmont Successor and Acquisitionco shall, if required by (S)11.1, execute and deliver the supplemental trust agreement provided for in Article 12 and thereupon Newmont Successor and such other person that may then be the issuer of the Newmont Shares shall possess and from time to time may exercise each and every right and power of Newmont under this agreement in the name of Newmont or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors of Newmont or any officers of Newmont may be done and performed with like force and effect by the directors or officers of such Newmont Successor.

11.3 WHOLLY-OWNED SUBSIDIARIES

   Nothing herein shall be construed as preventing (i) the amalgamation or merger of any wholly-owned direct or indirect subsidiary of Newmont with or into Newmont, (ii) the winding-up, liquidation or dissolution of any wholly-owned direct or indirect subsidiary of Newmont (other than Acquisitionco or Callco), provided that all of the assets of such subsidiary are transferred to Newmont or another wholly-owned direct or indirect subsidiary of Newmont, or
(iii) any other distribution of the assets of any wholly-owned direct or indirect subsidiary of Newmont (other than Acquisitionco or Callco) among the shareholders of such subsidiary for the purpose of winding up its affairs, and any such transactions are expressly permitted by this Article 11.

                                  ARTICLE 12

                 AMENDMENTS AND SUPPLEMENTAL TRUST AGREEMENTS

12.1 AMENDMENTS, MODIFICATIONS, ETC.

   Subject to (S)12.2, (S)12.4 and (S)14.1, this agreement may not be amended or modified except by an agreement in writing executed by Newmont, Acquisitionco and the Trustee and approved by the Beneficiaries in accordance with (S)10(2) of the Share Provisions.

12.2 MINISTERIAL AMENDMENTS

   Notwithstanding the provisions of (S)12.1, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Beneficiaries, amend or modify this agreement for the purposes of:

      (a) adding to the covenants of any or all parties hereto for the protection of the Beneficiaries hereunder provided that the board of directors of each of Acquisitionco and Newmont shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Beneficiaries;

      (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of Newmont and Acquisitionco and in the opinion of the Trustee, having in mind the best interests of the Beneficiaries, it may be expedient to make, provided that such boards of directors and the Trustee, acting on the advice of counsel, shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Beneficiaries; or

      (c) making such changes or corrections which, on the advice of counsel to Newmont, Acquisitionco and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

12.3 MEETING TO CONSIDER AMENDMENTS

   Acquisitionco, at the request of Newmont, shall call a meeting or meetings of the Beneficiaries for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Acquisitionco, the Share Provisions and all applicable laws.

12.4 CHANGES IN CAPITAL OF NEWMONT AND ACQUISITIONCO

   At all times after the occurrence of any event contemplated pursuant to
(S)2.7 or 2.8 of the Support Agreement or otherwise, as a result of which either Newmont Shares or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Newmont Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental trust agreement giving effect to and evidencing such necessary amendments and modifications.

   For greater certainty, this agreement, which is entered into in connection with the issuance of the Exchangeable Shares to shareholders of Franco-Nevada as part of the acquisition of the shares of Franco-Nevada by Acquisitionco, shall continue to apply with full force and effect following the amalgamation of Acquisitionco, Franco-Nevada and others pursuant to the Plan of Agreement.

12.5 EXECUTION OF SUPPLEMENTAL TRUST AGREEMENTS

   From time to time Acquisitionco (when authorized by a resolution of its Board of Directors), Newmont (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, trust agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

      (a) evidencing the succession of Newmont Successors and the covenants of and obligations assumed by each such Newmont Successor in accordance with the provisions of Article 10 and the successors of the Trustee or any successor trustee in accordance with the provisions of Article 10;

      (b) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Automatic Exchange Right or the Automatic Exchange Rights on Liquidation which, in the opinion of the Trustee, will not be prejudicial to the interests of the Beneficiaries or are, in the opinion of counsel to the Trustee, necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Newmont, Acquisitionco, the Trustee or this agreement; and

      (c) for any other purposes not inconsistent with the provisions of this agreement, including to make or evidence any amendment or modification to this agreement as contemplated hereby; provided that, in the opinion of the Trustee, the rights of the Trustee and Beneficiaries will not be prejudiced thereby.

                                  ARTICLE 13

                                  TERMINATION

13.1 TERM

   The Trust created by this agreement shall continue until the earliest to occur of the following events:

      (a) no outstanding Exchangeable Shares are held by a Beneficiary;

      (b) each of Newmont and Acquisitionco elects in writing to terminate the Trust and such termination is approved by the Beneficiaries in accordance with (S)10(2) of the Share Provisions; and

      (c) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of Canada and the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

13.2 SURVIVAL OF AGREEMENT

   This agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Beneficiary; provided, however, that the provisions of Article 8 and Article 9 shall survive any such termination of this agreement.

                                  ARTICLE 14

                                    GENERAL

14.1 SEVERABILITY

   If any term or other provision of this agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

14.2 ENUREMENT

   This agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns and, subject to the terms hereof, to the benefit of the Beneficiaries.

14.3 NOTICES TO PARTIES

   Any notice and other communications required or permitted to be given pursuant to this agreement shall be sufficiently given if delivered in person or if sent by facsimile transmission (provided such transmission is recorded as being transmitted successfully) to the parties at the following addresses:

       .


or at such other address as the party to which such notice or other communication is to be given has last notified the party given the same in the manner provided in this section, and if not given the same shall be deemed to have been received on the date of such delivery or sending.

14.4 NOTICE TO BENEFICIARIES

   Any and all notices to be given and any documents to be sent to any Beneficiaries may be given or sent to the address of such Beneficiary shown on the register of holders of Exchangeable Shares in any manner permitted by the by-laws of Acquisitionco from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply mutatis mutandis to notices or documents as aforesaid sent to such Beneficiaries.

14.5 COUNTERPARTS

   This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.6 JURISDICTION

   This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

14.7 ATTORNMENT

   Each of the Trustee, Newmont and Acquisitionco agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the non-exclusive jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgement of the said courts and not to seek, and hereby waives, any review of the merits of any such judgement by the courts of any other jurisdiction, and Newmont hereby appoints Acquisitionco at its registered office in the Province of Ontario as attorney for service of process.

   IN WITNESS WHEREOF the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                          ACQUISITIONCO

                                          By: _________________________________
                                             Name:  .
                                             Title:  .

                                          [TRUST COMPANY]

                                          By: _________________________________
                                             Name:  .
                                             Title:  .

                                          NEW NEWMONT

                                          By: _________________________________
                                             Name:  .
                                             Title:  .

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                     APPENDIX C

                                [LOGO TO COME]

                              DEED OF UNDERTAKING

                          NEWMONT MINING CORPORATION

                            NORMANDY MINING LIMITED

                              ABN 86 009 295 765

                                [LOGO TO COME]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   CONTENTS

                                                                  Page
                                                                  ----

          1. DEFINITIONS AND INTERPRETATION......................   2
             1.1  Definitions....................................   2
             1.2  Interpretation.................................   5

          2. CONDITION PRECEDENT.................................   5

          3. NON SOLICITATION....................................   5

          4. NORMANDY UNDERTAKING................................   7
             4.1  Background.....................................   7
             4.2  Undertaking....................................   8
             4.3  Limitation on Payment..........................   9
             4.4  Cap............................................  10
             4.5  Demand for Payment.............................  10
             4.6  Security Bond..................................  10

          5. FACILITATION OF OFFER...............................  11
             5.1  Abridgement of Time............................  11
             5.2  Consultation...................................  12

          6. REPRESENTATIONS AND WARRANTIES......................  12
             6.1  Warranties by Normandy.........................  12
             6.2  Indemnity......................................  12
             6.3  Disclosure.....................................  12
             6.4  Reliance.......................................  13
             6.5  Warranty Breach Notification...................  13
             6.6  Proceedings for Warranty Claim.................  13
             6.7  Liability Limitations..........................  13
             6.8  Certification of Representations and Warranties  14
             6.9  No Assignment..................................  14

          7. CONDUCT OF BUSINESS BY NORMANDY.....................  14

          8. NEWMONT'S WARRANTIES................................  15
             8.1  Warranties.....................................  15
             8.2  Indemnity......................................  16

          9. PUBLIC ANNOUNCEMENT.................................  16

         10. NOTICES.............................................  16
             10.1 When Notices are Given.........................  16
             10.2 Addresses for Notices..........................  17

                     11. AMENDMENT AND ASSIGNMENT....... 18
                         11.1  Amendment................ 18
                         11.2  Assignment............... 18

                     12. GENERAL........................ 18
                         12.1  Governing Law............ 18
                         12.2  Liability for Expenses... 18
                         12.3  Counterparts............. 19
                         12.4  Attorneys................ 19
                         12.5  Severability............. 19
                         12.6  Entire Agreement......... 19
                         12.7  Normandy Board Resolution 19
                         12.8  Obligation to Enforce.... 20

                     SCHEDULE 1--AGREED ANNOUNCEMENTS... 21

                     SCHEDULE 2--NORMANDY WARRANTIES.... 22

                              DEED OF UNDERTAKING

DATED

PARTIES

1. NEWMONT MINING CORPORATION of 1700 Lincoln Street, 28th Floor, Denver, Colorado 80203, United States of America (NEWMONT)

2. NORMANDY MINING LIMITED ABN 86 009 295 765 of 100 Hutt Street, Adelaide, South Australia, 5000, Australia (NORMANDY)

RECITALS

A. Normandy is the subject of a takeover bid by AngloGold Limited (ANGLOGOLD) under which AngloGold has offered 2.15 AngloGold shares for every 100 Normandy Shares.

B. The offer price under AngloGold's Bid represents a premium of 29% to the market price of Normandy shares immediately before the AngloGold Bid was announced.

C. Newmont is considering making or procuring a related body corporate or limited liability company (which is part of the Newmont group of companies) to make an off-market bid to acquire all the Normandy Shares upon the terms and conditions contained in the Agreed Announcements (BID).

D. The value of the offer under the Bid to acquire all Normandy securities represents a 20.92% premium to the value of AngloGold's Bid immediately before the Bid was announced.

E. Newmont has represented to Normandy that it is a pre-requisite to Newmont making or procuring the making of the Bid that Normandy enters in to this Deed.

F. Normandy and its directors believe that significant benefits will flow to Normandy and its shareholders if the Bid is made.

                               THE PARTIES AGREE

1. DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

   In this document, unless the context otherwise requires:

   AGREED ANNOUNCEMENTS means the announcements of Newmont and Normandy in the terms set out in Schedule 1 to this Deed or in such other terms as the parties may jointly approve which, in relation to the announcement of Normandy, includes the recommendation of the Normandy Board of the Bid in terms acceptable to Newmont.

   ANGLOGOLD'S BID means the off market bid of AngloGold constituted by the Bidder's Statement dated 16 October 2001 and the Supplementary Bidder's Statement dated 1 November 2001.

   ASIC means the Australian Securities and Investments Commission.

   ASX means the Australian Stock Exchange Limited.

   BIDDER means Newmont or the related body corporate or the limited liability company (which is a part of the Newmont group of companies) identified in the Agreed Announcements as being the company making the Bid.

   BUSINESS DAY means a day that is not a public holiday in Sydney or Adelaide, Australia or New York, New York, United States of America or a Saturday or Sunday.

   COMPETING TAKEOVER PROPOSAL means any proposal or offer (not including AngloGold's Bid but including any increase or proposed increased by AngloGold of the consideration offered under AngloGold's Bid) with respect to any transaction (by purchase, merger, amalgamation, arrangement, business combination, liquidation, dissolution, recapitalisation, take-over bid or otherwise) that would, if completed substantially in accordance with its terms, result in any person (or group of persons) other than Newmont and its Subsidiaries acquiring:

      (a) assets of Normandy and/or its Subsidiaries that have, individually or in the aggregate, a market value exceeding 15% of the market value of all the assets of Normandy and its Subsidiaries (taken as a whole); or

      (b) 25% or more of the voting shares of Normandy.

   CONFIDENTIALITY AGREEMENT means the agreement dated 18 October 2001 between Normandy and Newmont.

   COSTS DISPUTE means any dispute between the parties concerning any payment or reimbursement which Normandy has to make to Newmont in accordance with clause 4.1(b)(2).

   GOVERNMENTAL AGENCY means any:

      (a) government or governmental, semi-governmental or judicial entity or authority; or

      (b) minister, department, office, commission, delegate, instrumentality, agency, board, authority or organisation of any government.

It also includes any regulatory organisation established under statute or any stock exchange.

   MATERIAL ADVERSE EFFECT WHEN USED IN RELATION TO AN ENTITY means a change, effect, event or development that has had, is or is reasonably expected to have, a material adverse effect on the business, financial or trading position or condition, results of operations, assets or liabilities, profitability or prospects of that entity and its related bodies corporate, taken as a whole, the value or financial effect of which (taken together with all other adverse effects which have occurred and after deducting the value or financial effect of all positive effects which have occurred) is not less than an amount equal to 7.5% of the value of the total assets of the entity or where the effect is on revenue account 7.5% of the total revenue of the entity in each case on a consolidated basis as per its most recently published audited accounts. Adverse and positive effects solely due to fluctuations in the price of gold or other commodities or rates of inflation shall be ignored.

   NEWMONT'S TAKEOVER BID or BID means a takeover bid publicly proposed by Newmont or Bidder that satisfies the condition precedent in clause 2.

   NORMANDY BOARD means the board of directors of Normandy.

   NORMANDY BOARD RESOLUTION means the the resolution of the Normandy Board which is referred to in clause 12.7 of this Deed.

   NORMANDY DUE DILIGENCE MATERIAL means material provided by Normandy to Newmont or its financial or legal advisors as recorded in Exhibit 1 to this Deed and all other written information provided since 1 October 2001 by or on behalf of Normandy to Newmont or any of its financial and legal advisors or employees, agents or contractors concerning Normandy.

   NORMANDY SENIOR MANAGEMENT means the Normandy Group Legal Counsel and the Normandy Group Executives of Finance, Operations, E-Business, Exploration, Corporate and Development.

   NORMANDY SHARE means an ordinary share in the capital of Normandy.

   SECURITY BOND means in unconditional guarantee given by Australia and New Zealand banking Group Limited and provided by Normandy to Newmont in accordance with the terms of this Deed.

   SUBSIDIARIES OR SUBSIDIARIES means in respect of a person, each of the corporate entities, partnerships and other entities over which it exercises direction or control.

   SUPERIOR TAKEOVER PROPOSAL means a BONA FIDE Competing Takeover Proposal in respect of which the Normandy Board has determined, acting reasonably and in good faith, would, it consummated in accordance with its terms, be reasonably likely to result in a transaction more favorable to the holders of Normandy Shares than the Newmont Takeover Bid, such determination having been made in good faith by the Normandy Board:

      (i) after consultation with its financial and legal advisors; and

      (ii) after taking into account all material legal, financial, regulatory and other aspects of such proposal and the party making such proposal (including the prospects that the proposal will complete)

   WARRANTY means the representations and warranties given by Normandy to Newmont pursuant to this Deed, as set out in Schedule 2 or by Newmont to Normandy in accordance with clause 7.

   $ means Australian dollars.

1.2 INTERPRETATION

   Headings are for convenience only and do not affect interpretation. The following rules also apply in interpreting this document except where the context makes it clear that a rule is not intended to apply:

      (a) A reference to a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person.

      (b) A singular word includes the plural and vice versa.

      (c) A word which suggests one gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) Words or expressions which are defined in the Corporations Act have the same meanings in this Deed.

2. CONDITION PRECEDENT

   (a) Normandy shall have no obligation of any kind unless on the date this Deed is executed by both parties, Newmont publicly proposes, by means of an announcement to the Australian Stock Exchange, to make or cause Bidder to make the Bid in accordance with the Agreed Announcements.

   (b) Newmont shall have no obligation of any kind under this Deed until this Deed is executed by Normandy and Normandy provides Newmont with a certified copy of the Normandy Board Resolution.

3. NON SOLICITATION

   (a) Normandy shall not, nor shall it permit any of its subsidiaries to, nor shall it authorise or permit any officer, director or employee of, or require any investment banker, attorney or other advisor, agent or representative of Normandy or any of its subsidiaries to:

      (i) directly or indirectly solicit, initiate or encourage the making of (including by way of furnishing non-public information) any inquiries or proposals regarding any Competing Takeover Proposal; or

      (ii) accept or enter into any agreement, arrangement or understanding with respect to any Competing Takeover Proposal or directly or indirectly participate in any discussions or negotiations regarding or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a Competing Takeover Proposal; or

      (iii) approve or recommend any Competing Takeover Proposal.

   (b) Paragraphs (a) (ii) and (iii) do not restrict Normandy or the Normandy Board from taking or refusing to take any action with respect to a BONA FIDE Competing Takeover Proposal provided that the Normandy Board has determined in good faith and acting reasonably after consultation with its financial advisors and outside legal counsel, that such BONA FIDE Competing Takeover Proposal, that was not solicited, initiated or encouraged by Normandy in contravention of clause 3(a)(i) and did not otherwise result from a breach or deemed breach of paragraph (a)(i) or (ii), is a Superior Takeover Proposal.

   (c) Normandy shall upon the execution of this Deed:

      (i) immediately cease and cause to be terminated any existing discussions or negotiations, directly or indirectly, with any person with respect to (i) any Competing Takeover Proposal, or (ii) any transaction (which, for greater certainty, includes any Competing Takeover Proposal) that may adversely affect or reduce the likelihood of the successful completion of the Newmont Takeover Bid; and

      (ii) not, directly or indirectly, waive or vary any terms or conditions of any confidentiality or standstill agreement that it has, as of the date hereof, entered into with any person considering a Competing Takeover Proposal and shall immediately request the return (or the deletion from retrieval systems and data bases or the destruction) of all information.

   (d) The obligations of Normandy under paragraphs (a)(ii) and (iii) and (c) do not restrict Normandy or the Normandy Board from taking or failing to take any action where to do so would, in the determination of the Normandy Board, made in good faith and acting reasonably after consultation with its financial advisors and outside legal advisors, constitute or would be likely to constitute a breach of a fiduciary or statutory duty or obligation imposed on the members of the Normandy Board.

   (e) Normandy has no obligation under clause 3 in any of the following circumstances:

      (i) Newmont has not by 1 January 2002 (or such extended time as may be permitted by the Corporations Act or the Australian Securities and Investments Commission) served on Normandy a Bidder's Statement relating to the Bid;

      (ii) offers pursuant to Newmont's Bid are not dispatched to Normandy shareholders on or before 16 January 2002 (or such extended time as may be permitted by the Corporations Act or the Australian Securities and Investments Commission);

      (iii) Newmont withdraws its Bid, after the Bid is made; or

      (iv) Newmont's Bid closes,

   unless the circumstances in (i) or (ii) arise because the certificate contemplated by clause 6.8 has not been provided by Normandy.

   (f) Without limiting the foregoing, it is understood that any breach of the restrictions in paragraph (a) or (c) by any officer or director of Normandy or any of its subsidiaries or investment bankers, attorneys or other advisors or representatives shall be deemed to be a breach by Normandy of paragraph (a) or
(c).

4. NORMANDY UNDERTAKING

4.1 BACKGROUND

   (a) Newmont has represented to Normandy that its reasonable estimate of its reasonable opportunity costs connected with the proposed Bid together with other out of pocket expenses and costs exceeds 1% of the transaction value of the Bid determined on the date on which the Bid is announced and Normandy has no basis to question such estimate and accordingly has relied on such estimate.

   (b) Newmont is induced to make the Agreed Announcement on the basis that, in the circumstances provided for by clause 4, Normandy shall pay to Newmont its costs and expenses connected with the Bid and its reasonable opportunity costs, subject to the cap in clause 4.4.

4.2 UNDERTAKING

   Normandy undertakes to Newmont that if:

      (a) a Competing Takeover Proposal is announced or open for acceptance and, pursuant to that Competing Takeover Proposal, the bidder acquires a relevant interest in more than 50% of all Normandy's Shares and the Competing Takeover Proposal becomes free from any defeating conditions either before or after the end of the applicable offer period; or

      (b) the Normandy Board fails to recommend Newmont's Takeover Bid in Normandy's target's statement in response to Newmont's Takeover Bid or withdraws or modifies in a manner adverse to Newmont a recommendation previously made in respect of the Bid (or proposed Bid) or enters into any agreement, arrangement or understanding to recommend or support a Competing Takeover Proposal or recommends a Competing Takeover Proposal, then subject to this clause 4, Normandy must pay Newmont the Compensating Amount.

      (c) The Compensating Amount means $38.33 million, being 1% of the Bid value determined on the date the Bid is announced, to compensate Newmont for the following:

          (i) advisory costs, legal costs (on a solicitor own client basis), costs of management and directors' time and costs of convening and holding any necessary Newmont stockholders meetings;

          (ii) out of pocket expenses incurred after 1 August 2001 including, without limitation, airfares, hotel accommodation, meals and associated expenses incurred by Newmont employees, advisors and agents;

          (iii) costs incurred by Newmont in negotiating, planning and implementing the Bid;

          (iv) reasonable opportunity costs incurred by Newmont in pursuing the Bid or in not pursuing other alternative acquisitions or strategic initiatives; and

          (v) any reputational damages associated with a failed transaction and the implications of those damages in the event Newmont seeks to execute alternative acquisitions or financings in the future, in each case, incurred or suffered by Newmont as a result of Newmont having entered into this Deed or making an Agreed Announcement or pursuing Newmont's Takeover Bid and related transactions, including all preparatory investigations and due diligence undertaken in connection therewith since 1 August 2001.

4.3 LIMITATION ON PAYMENT

   Normandy will not have any obligation under clause 4.2(b) in any of the following circumstances:

      (a) the terms and conditions of the Bid when made are materially less favourable to Normandy shareholders than the terms and conditions thereof specified in the Agreed Announcement;

      (b) Newmont shareholders vote against the resolution to approve the issue of Newmont securities under the Bid; or

      (c) the Treasurer of the Commonwealth of Australia determines not given an approval to the Bid, under the Foreign Acquisitions and Takeovers Act
   (Cth) on terms acceptable to Newmont,

unless another person, including AngloGold, makes a Competing Takeover Proposal which becomes free from any defeating conditions either before or after the end of the applicable offer period.

4.4 CAP

   The maximum aggregate liability of Normandy under clause 4.2 is the Compensating Amount.

4.5 DEMAND FOR PAYMENT

   Any demand for payment of the Compensating Amount must:

      (a) be in writing; and

      (b) certify the amount and provide reasonable supporting details thereof except for opportunity costs in respect of which Normandy will rely on the representation provided by Newmont which is referred to in clause 4.1(a).

Payment must, subject to clause 4.4, be made by Normandy within 3 Business Days of receipt of the demand therefor by Newmont.

4.6 SECURITY BOND

   (a) As security for its obligation under clause 4.2, Normandy must as soon as reasonably practicable but in any event by no later than 28 November 2001 provide a Security Bond to Newmont.

   (b) Newmont shall have the right, without prejudice to any other remedy available to Newmont, to call upon the Security Bond if Normandy fails to comply with clause 4.2. Newmont agrees to return the Security Bond to Normandy when Normandy's obligations under clause 4.2 have been observed and complied with to the satisfaction of Newmont or otherwise have terminated in accordance with this Deed.

   (c) Normandy shall not take any steps whatsoever to:

      (i) injunct the payment of the amount secured by the Security Bond in respect of any claim that may be made under the Security Bond by Newmont; or

      (ii) restrain Newmont from exercising its rights under the Security Bond in accordance with this clause.

   (d) The Security Bond shall be in such form as Normandy and Newmont reasonably agree.

   (e) (i) Subject to paragraph (ii), the term of the Security Bond must be 18 months from the date of this Deed;

    (ii) Normandy must extend the term of the Security Bond, in the event that there is a dispute between Normandy and Newmont concerning the payment pursuant to clause 4 until a date which is 10 Business Days after the date the dispute is finally resolved.

5. FACILITATION OF OFFER

5.1 ABRIDGEMENT OF TIME

   (a) For the purposes of item 6 in section 633(1) of the Corporations Act, subject to:

      (i) Newmont providing Normandy with an advanced draft of its Bidder's Statement for review when prepared and a final draft of its Bidder's Statement not less than three Business Days before it is lodged with the Australian Securities and Investments Commission under item 2 of section 633(1) of the Corporations Act;

      (ii) Newmont taking account of all reasonable comments provided to it by Normandy prior to finalising its Bidder's Statement; and

      (iii) Newmont's Bidder's Statement complying with applicable law,

   Normandy will agree that the offers under Newmont's Takeover Bid may be sent to Normandy shareholders, at the option of Newmont, on the day on which the Bidder's Statement relating to Newmont's Takeover Bid is sent to Normandy or within 5 Business Days after that day.

   (b) Normandy will use its best endeavours to distribute a Target's Statement in relation to Newmont's Takeover Bid as soon as practicable after Newmont's Bidder's Statement has been sent to Normandy.

5.2 CONSULTATION

   Normandy will consult with Newmont a reasonable time in advance of any action which may cause a non-fulfilment of any of the conditions of Newmont's Takeover Bid and Newmont will act reasonably in relation to the waiving of any of those conditions in respect of facts or circumstances which have an immaterial effect on Normandy and its subsidiaries taken as a whole.

6. REPRESENTTIONS AND WARRANTIES

6.1 WARRANTIES BY NORMANDY

   Normandy represents and warrants to Newmont in the terms set out in Schedule
2.

6.2 INDEMNITY

   Normandy indemnifies Newmont against any claim, loss, liability, cost or expense, direct or indirect, which Newmont is liable for arising from a breach by Normandy of this Deed including a breach of Warranty.

6.3 DISCLOSURE

   Each Warranty is qualified by and subject to:

      (a) any matter which is disclosed in the Normandy Due Diligence Material in sufficient detail to enable Newmont to have a reasonable understanding of the nature and the import of the matter which is disclosed; and

      (b) any announcement that Normandy has made either to ASX or ASIC between 1 July 2001 and the date of this Deed; and

      (c) any information which, at the date of this Deed, is publicly available or which, upon inspection of any register maintained by any Governmental Agency and available to the public (whether with or without the payment of a fee) would be ascertainable by Newmont.

6.4  RELIANCE

   Normandy acknowledges that Newmont has relied on the Warranties for the purpose of executing this Deed and making the Agreed Announcements and pursuing the Bid.

6.5  WARRANTY BREACH NOTIFICATION

   If prior to the end of the offer period under the Bid, Normandy becomes aware of any breach or potential breach of a Warranty, Normandy must notify Newmont of this and provide reasonable particulars of the breach or potential breach.

6.6 PROCEEDINGS FOR WARRANTY CLAIM

   Any claim by Newmont for a breach of any Warranty will be taken to be waived or withdrawn and will be barred and unenforceable unless:

      (a) reasonable details of the claim are notified in writing to Normandy within six months of the date of this Deed; and

      (b) within six months after the date the claim is first notified to Normandy proceedings against Normandy in respect of the claim have been commenced by Newmont and initiating process served on Normandy.

6.7 LIABILITY LIMITATIONS

   (a) Despite any other provisions of this Deed the representations and warranties given by Normandy do not survive the consummation of the Newmont Bid; that is when the Newmont Bid conditions have either been satisfied or waived.

   (b) In no event shall Normandy be liable for loss of profit, loss of revenue, loss of opportunity or any other kind of indirect or consequential loss or damage in connection with a breach of Warranty claim.

   (c) A claim for a breach of Warranty cannot be made unless that claim and all other claims for breach of Warranty, in the aggregate, exceed the amount paid to Newmont under clause 4 at the time the claim is made and then only in respect of the excess.

   (d) Normandy's liability under this clause 6 shall be limited to an amount in the aggregate not exceeding $100 million.

6.8 CERTIFICATION OF REPRESENTATIONS AND WARRANTIES

   The obligations of Newmont to consummate the Bid shall be subject to the representations and warranties of Normandy under this Deed being true and correct in all material respects (except where already qualified as to materiality or the absence of a Material Adverse Effect), on and as of the date of consummation as if made on and as of such date (except to the extent such representations and warranties refer solely as of an earlier date, in which event such representations and warranties shall be true and correct to such extent as of such earlier date), and Newmont shall have received a certificate of Normandy addressed to Newmont and dated the date of consummation, signed on behalf of Normandy by a senior officer of Normandy (on Normandy's behalf and without personal liability), confirming the same as at the date of consummation.

6.9 NO ASSIGNMENT

   The rights of Newmont under this clause 6, including the benefit of the Warranties given by Normandy, are personal to Newmont. They cannot be assigned, transferred, charged, made the subject of any trust or otherwise dealt with (except to or for the benefit of Bidder) without the written consent of Normandy which consent may be withheld in Normandy's absolute discretion.

7. CONDUCT OF BUSINESS BY NORMANDY

   (a) Prior to the consummation of Newmont's Takeover Bid, unless Newmont otherwise agrees in writing or as otherwise expressly contemplated or permitted by this Deed, Normandy shall, and cause each of its Subsidiaries to,

      (i) in all material respects conduct its business only in, not take any action except in, and maintain its facilities in, the ordinary course of business consistent with past practice, and

      (ii) maintain and preserve its business organisation and its material rights and franchises and use all commercially reasonable endeavours to retain the services of its officers and key employees and use all commercially reasonable endeavours to maintain relationships with customers, suppliers, lessees, joint venture partners, licensees, lessors, licensors and other third parties, and maintain all of its material operations assets in their current condition (normal wear and tear excepted) to the end that the goodwill and ongoing business of Normandy and its Subsidiaries shall not be impaired in any material respect.

8. NEWMONT'S WARRANTIES

8.1 WARRANTIES

   (a) Newmont represents and warrants to Normandy that, at the date of this
Deed:

      (i) it is duly incorporated under the laws of the place of its incorporation;

      (ii) it has the power and authority to execute and exchange this Deed and perform and observe all its terms;

      (iii) this Deed has been duly executed by Newmont and is a legal, valid and binding agreement of Newmont enforceable against it in accordance with its terms;

      (iv) Newmont is not bound by any contract which may restrict Newmont's right or ability to enter into or perform this Deed;

      (v) no resolutions have been passed nor has any other step been taken or legal proceedings commenced or threatened against it for its winding up or dissolution or for the appointment of a liquidator, receiver, administrator or similar officer over any or all of its assets, and no regulatory action of any nature has been taken, which would prevent, inhibit or otherwise have a material adverse effect on its ability to fulfil its obligations under this Deed.

   (b) LIABILITY LIMITED

   Despite any other provision of this Deed, the representations and warranties given by Newmont do not survive consummation of the Newmont Bid; that is when Newmont has acquired a relevant interest in at least 50.1% of Normandy voting shares and the Newmont Bid conditions have either been satisfied or waived.

8.2 INDEMNITY

   Newmont indemnifies Normandy against any claim, loss, liability, cost or expense, direct or indirect, which Normandy pays or is liable for arising from a breach by Newmont of this Deed including a breach of a warranty given by Newmont provided that in no event shall Newmont be liable for loss of profit, loss of revenue, loss of opportunity or other kind of indirect or consequential loss or damage in connection with a breach of Warranty claim.

9. PUBLIC ANNOUNCEMENT

   (a) The parties will immediately after execution of this Deed make the Agreed Announcements to Australian Stock Exchange Limited.

   (b) The parties shall, as far as practicable, consult with one another as to the terms of all press releases and other public announcements and presentations by Newmont or Normandy relating to the Newmont Bid while the Normandy Board recommends the Newmont Bid, provided, however, that the foregoing shall not preclude communications or disclosures, after reasonable prior consultation with the other party:

      (i) by Newmont relating to offerings of Newmont securities; or

      (ii) necessary to implement the provisions of this Deed or to comply with applicable law or the requirements of any governmental agency (including the Australian Stock Exchange Limited and the Securities Exchange Commission).

   (c) Normandy will lodge a copy of this Deed with the Australian Stock Exchange Limited at the same time as the Agreed Announcements are made.

10. NOTICES

10.1 WHEN NOTICES ARE GIVEN

   A notice, demand or other communication under this document is only effective if it is in writing, signed and either left at the addressee's address or sent to the addressee by mail or fax. If it is sent by mail from an address within Australia, it is taken to have been received 3 working days after it is posted. If it is sent by mail from an address outside Australia, it is taken to have been received when the addressee actually receives it in full and in legible form. If it is sent by fax, it is taken to have been received on the date of delivery, upon confirmation of receipt.

10.2 ADDRESSES FOR NOTICES

   A person's address and fax number are those set out below, or as the person notifies the sender:

       NORMANDY MINING LIMITED


       Address:             100 Hutt Street
                            Adelaide SA 5000

       Fax no:              08 8303 1900

       Attention:           Company Secretary

       With copy to:        General Counsel (Normandy Mining Limited) at

       Address:             100 Hutt Street
                            Adelaide SA 5000

       Fax no:              08 8303 1904

       NEWMONT MINING CORPORATION


                  Address:             1700 Lincoln Street
                                       28th Floor
                                       Denver CO 80203
                                       United States of America

                  Fax no:              1 303 837 5810

                  Attention:           General Counsel

                  With copy to:        David A Katz Esq

                  Address:             Wachtell, Lipton, Rosen & Katz
                                       51 West 52nd Street
                                       27th Floor
                                       New York, New York 10019-6150
                                       United States of America

                  Fax no:              1 212 403 2309

11. AMENDMENT AND ASSIGNMENT

11.1 AMENDMENT

   This document can only be amended, supplemented, replaced or novated by another document signed by the parties.

11.2 ASSIGNMENT

   Subject to clause 6.9 a party may only dispose of, declare a trust over or otherwise create an interest in its rights under this document with the consent of the other party.

12. GENERAL

12.1 GOVERNING LAW

   (a) This document is governed by the law in force in New South Wales, Australia.

   (b) Each party submits to the non-exclusive jurisdiction of the Courts exercising jurisdiction in New South Wales, Australia and any Court that may hear appeals from any of those Courts, for any proceedings in connection with this document and waives any right it might have to claim that those Courts are an inconvenient forum.

12.2 LIABILITY FOR EXPENSES

   Subject to this document, each party must pay its own expenses incurred in negotiating, executing, stamping and registering this document.

12.3 COUNTERPARTS

   This document may be executed in counterparts.

12.4 ATTORNEYS

   Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

12.5 SEVERABILITY

   If the whole or any part of a provision of this Deed is void, unenforceable or illegal in a jurisdiction, it is severed for that jurisdiction. The remainder of this Deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Deed or is contrary to public policy.

12.6 ENTIRE AGREEMENT

   This Deed constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter, other than the Confidentiality Agreement.

12.7 NORMANDY BOARD RESOLUTION

   (a) Normandy will provide to Newmont a certified copy of a resolution of the Normandy Board, which has been unanimously passed at a meeting of the Normandy Board at which each director of Normandy was present, confirming that the Normandy Board approves the execution of this Deed and the provisions of clause 4, and recommends Newmont's Takeover Bid, as being in the best interests of Normandy and its shareholders.

   (b) Newmont agrees that it will not commence any legal action against the Normandy Board or any member thereof in relation to the resolution of the Normandy Board to approve and commit Normandy to enter into this Deed.

12.8 OBLIGATION TO ENFORCE

   In the event that a third party seeks in relation to this Deed either from a Court, the Takeovers Panel or a regulatory authority any orders, judgment or other action the effect of which if granted would be to diminish, restrict, modify, waive or vary any obligation imposed on Normandy under this Deed, including the obligation under this clause 12.8, then Normandy will:

      (a) vigorously defend such action or proceeding before a Court, the Takeovers Panel or regulatory authority; and

      (b) at Newmont's cost permit Newmont to participate with Normandy in such action or proceeding.

                                  SCHEDULE 1

                             AGREED ANNOUNCEMENTS

                                  SCHEDULE 2

                              NORMANDY WARRANTIES

1. SHARE CAPITAL

   (a) ISSUED CAPITAL: As at 9 November 2001 there are 2,231,693,599 ordinary shares issued in the capital of Normandy and 22,902,765 options over unissued shares. Each such share is fully paid. These shares are the only shares issued in the capital of Normandy as at 9 November 2001.

   (b) ISSUE OF OTHER SECURITIES: Normandy is not obliged to issue or allot any shares or other securities of Normandy and Normandy has not granted any person the right to call for the issue or allotment of any shares or other securities of Normandy other than as disclosed publicly or in the Normandy Due Diligence Material.

   (c) SUBSIDIARIES: All the issued shares in the capital of each wholly owned Subsidiary of Normandy have been validly issued and are fully paid, and are owned free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

2.  AUTHORITY OF NORMANDY

   (a) ORGANISATION AND STANDING: Each of Normandy and each of its Subsidiaries is a corporation, partnership or other legal entity duly organised and validly existing under the laws of the jurisdiction in which it is organised and has the requisite power and authority to carry on its business as now being conducted. Each of Normandy and each of its Subsidiaries is duly qualified or licensed to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than where the failure to be so qualified or licensed, either individually or in the aggregate, would not result in a Material Adverse Effect upon Normandy.

   (b) AUTHORITY: Normandy has taken all necessary action to authorise the signing, delivery and performance of this Deed and the documents required under this Deed in accordance with their respective terms.

   (c) POWER TO AGREE: Normandy has power to enter into this Deed and perform its obligations under it and can do so without the consent or approval of any other person including, without limitation, the shareholders of Normandy.

   (d) NO BREACH: The signing and delivery of this Deed and the performance by Normandy of its obligations under it complies with Normandy's Constitution and will not conflict with, or result in any breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, purchase, cancellation or acceleration of any obligation or to loss of any property, rights or benefits under, or result in the imposition of any additional obligation under, or result in the creation of any lien upon any of the properties or assets of Normandy or a Subsidiary under any contract, instrument, permit, concession, franchise, licence, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, whether oral or written (CONTRACT), to which either Normandy or a Subsidiary is subject except where any such conflicts, breaches, defaults, rights or liens individually, or in the aggregate, would not result in a Material Adverse Effect.

   (e) BOARD APPROVAL: The Normandy Board has unanimously approved this Deed and the transactions and obligations imposed on Normandy under this Deed including the recommendation of the Normandy Board which is contained in the Agreed Announcements.

3. ACCURACY OF INFORMATION

   (a) So far as the Normandy Board and Normandy Senior Management are aware, the Normandy Due Diligence Material together with any information about Normandy which is in the public domain at the date of this Deed comprises all information that investors and their professional advisers would reasonably require to make an informed assessment of the assets and liabilities, financial position and performance, profits and losses and prospects of Normandy and the Subsidiaries taken as a whole as at the date of this Deed.

   (b) So far as the Normandy Board and Normandy Senior Management are aware, the information contained in the Normandy Due Diligence Material is accurate in all material respects. None of that information is misleading in any material particular whether by inclusion of misleading information or the omission of material information or both.

   (c) Normandy has complied with ASX listing rule 3.1 in relation to continuous disclosure and has (to the extent necessary to date) and will continue to comply with Division 4 of Part 6.5 and Chapter 6B of the Corporations Act.

   (d) The Normandy Board and the Normandy Senior Management are not aware of any information being information otherwise liable to be disclosed under ASX listing rule 3.1 which has not been publicly disclosed by Normandy in reliance on the carve out from disclosure which is contained in ASX listing rule 3.1 which has not been provided to the expert for review in connection with the preparation of the independent expert's report which is to accompany the Normandy Target's Statement which will be given in response to the AngloGold Bidder's Statement dated 16 October 2001 and AngloGold's F-4 Registration Statement dated 9 November 2001.

   (e) Without limiting the generality of paragraph (c), as far as the Normandy Board and the Normandy Senior Management are aware, none of the disclosures Normandy has lodged with either ASIC or ASX since 30 June 2001, including without limitation the audited financial statements of Normandy and its Subsidiaries as at 30 June 2001, as of their respective dates, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except to the extent that such statements have been modified or superseded by later lodgements on behalf of Normandy or a Subsidiary with either ASIC or ASX.

   (f) As at the date of this Deed, the Normandy Board and Normandy Senior Management are not aware of:

      (i) any material change in its financial position or the financial position of Normandy and its Subsidiaries which change would constitute a Material Adverse Effect upon Normandy when compared with the financial position of Normandy and Normandy and its subsidiaries as disclosed in the audited financial statements of Normandy and Normandy and its Subsidiaries as at 30 June 2001; or

      (ii) any event, change, effect or development that individually or in the aggregate would result in a Material Adverse Effect upon Normandy.

4. CONDUCT OF BUSINESS

   (a) As far as the Normandy Board and the Normandy Senior Management are aware, Normandy holds all material authorisations which are necessary or required to enable it to conduct its business as it has been conducted at the date of this Deed and as the Normandy Board expects that business to continue to be conducted, other than those authorisations the failure to so hold, either individually or in the aggregate, would not result in a Material Adverse Effect upon Normandy. The Normandy Board and the Normandy Senior Management are not aware of any fact, matter or circumstance existing as at the date of this Deed which has not been the subject of public disclosure which may have a Material Adverse Effect upon Normandy in terms of its ability to continue to conduct its business.

   (b) Since 30 June 2001 there has not been any granting by Normandy or a Subsidiary to any member of the Normandy Board or the Normandy Senior Management of any increase in compensation, severance or termination pay, except:

      (i) in the ordinary course of business consistent with past practice; or

      (ii) as was required under any employment agreement, severance or termination agreement in effect as of 30 June 2001.

5. LITIGATION

   (a) There is no suit, action, proceedings, prosecution, litigation, arbitration proceeding or administrative or governmental investigation or challenge pending or, to the knowledge of Normandy, threatened against Normandy or a Subsidiary that, individually or in the aggregate, would:

      (i) if adversely determined against Normandy would result in a Material Adverse Effect; or

      (ii) reasonably be expected to prevent or delay in any material respect the consummation of Newmont's Takeover Bid.

   (b) There is no judgment, decree, injunction, rule or order outstanding against Normandy or a Subsidiary that, individually or in the aggregate, would result in a Material Adverse Effect.

   (c) All contracts material to the business of Normandy are valid and binding obligations of Normandy or a Subsidiary and, to the knowledge, neither Normandy nor a Subsidiary nor any other person which is a party to a contract referred to in paragraph (a) in breach of or in default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a default under or entitle any party to terminate, accelerate, modify or call a default under, or trigger any pre-emptive rights or rights of first refusal under, any such contract except such breaches or defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

6. RESERVES/RESOURCES

   As far as the Normandy Board and the Normandy Senior Management are aware, there has been no material reduction in the aggregate amount of reserves or resources of Normandy and its Subsidiaries, taken as a whole, from the amounts set forth in Normandy's 2001 Annual Report except for such reductions in reserves that have resulted from production in the ordinary course of business or such reductions in resources that have resulted from reclassifications of resources as reserves.

7. COMPLIANCE WITH LAWS

   Neither Normandy nor a Subsidiary has, to the best of the knowledge and belief of the Normandy Board and the Normandy Senior Management, breached or failed to comply with any of its articles or other organisational documents or by laws, or any statute, law, ordinance, regulation, rule, judgment, decree or order applicable to its business or operations, except for:

      (a) breaches and failures to comply therewith that, individually or in the aggregate, would not result in a Material Adverse Effect; or

      (b) breaches and failures to comply which have been publicly disclosed.

8. DISPOSITIONS OF COMPANY PROPERTY

   Since 1 July 2001, neither Normandy nor a Subsidiary of Normandy has sold or disposed of or ceased to hold or own any personal property, real property, any interest or rights with respect to real property (including exploration or production rights), any interest in a joint venture or other assets or properties of Normandy or a Subsidiary of Normandy (COMPANY PROPERTY), other than sales and dispositions of raw materials, obsolete equipment, mine output and other inventories, and any interests or rights with respect to real property having an individual fair market value of less than $250 million. No Company Property whose fair market value on the date hereof is greater than $250 million is subject to any pending sale or disposition transaction.

EXECUTED as a Deed.

SIGNED by NORMANDY MINING LIMITED by:

------------------------------------- ----------------------------------
        Signature of Director          Signature of Director/Secretary

------------------------------------- ----------------------------------
      Name of Director (print)        Name of Director/Secretary (print)

      SIGNED by NEWMONT MINING
      CORPORATION by:

-------------------------------------

-------------------------------------
                Name

-------------------------------------
               Title

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                [LOGO TO COME]

                          SECOND DEED OF UNDERTAKING

                          NEWMONT MINING CORPORATION

                            NORMANDY MINING LIMITED

                              ABN 86 009 295 765

                                [LOGO TO COME]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   CONTENTS
                                                                        PAGE
                                                                        ----

1.  DEFINITIONS AND INTERPRETATION.....................................  21

    1.1 Definitions....................................................  21

    1.2 Interpretation.................................................  21

2.  NEWMONT AGREEMENT..................................................  22

3.  CLAUSE 4.2 PAYMENT.................................................  22

4.  RECOVERY OF PAYMENTS ALREADY MADE..................................  22

5.  DEED OF UNDERTAKING................................................  22

                          SECOND DEED OF UNDERTAKING

DATED

PARTIES

1. NEWMONT MINING CORPORATION of 1700 Lincoln Street, 28th Floor, Denver, Colorado 80203, United States of America (NEWMONT)

2. NORMANDY MINING LIMITED ABN 86 009 295 765 of 100 Hutt Street, Adelaide, South Australia 5000, Australia (NORMANDY)

RECITALS

A. Normandy and Newmont propose to enter into the Deed of Undertaking relating to the proposal by Newmont to make an off-market takeover bid for all the Normandy shares.

B. Newmont and Normandy have agreed to record in this Second Deed of Undertaking the circumstances in which Newmont will not be entitled to receive or, if it has already received, will be required to repay certain payments under the Deed of Undertaking and a number of associated matters.

THE PARTIES AGREE

1. DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

   In this document, unless the context otherwise requires:

   APPEAL RIGHTS means all rights of appeals and challenges available to a party from a Court to a Court, from the Takeovers Panel to the Takeovers Panel or from the Takeovers Panel to a Court, as Newmont in its absolute discretion determines.

   DEED OF UNDERTAKING means the document between Normandy and Newmont which is dated on the same date as the date of this Deed and which is referred to in Recital A to this Deed.

   FINALLY DETERMINED or FINAL DETERMINATION means the final decision, order, judgment or determination in relation to a Challenge after all appeals and challenges to jurisdiction have been exercised or availed of, as deemed appropriate by Newmont in its absolute discretion.

   PAYMENT means any payment which Normandy is required to make to Newmont in accordance with clause 4.2 of the Deed of Undertaking.

   PROVISO means Normandy in consultation with Newmont taking all necessary actions to vigorously defend any application or proceeding for orders, judgments, determinations or declarations made under a Challenge before a Court or the Takeovers Panel which, if granted, made or allowed would in any way interfere with Normandy making the Payment in accordance with the terms of the Deed of Undertaking; and Normandy, at Newmont's cost, seeking to join Newmont as a party to such application and proceedings in which the Challenge is made or brought; and Normandy, at Newmont's direction, initiating all Appeal Rights from a decision of a Court or the Takeovers Panel which has the effect or result of preventing the Payment from being made to Newmont.

1.2 INTERPRETATION

   Headings are for convenience only and do not affect interpretation. The following rules also apply in interpreting this document except where the context makes it clear that a rule is not intended to apply:

      (a) A reference to a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person.

      (b) A singular word includes the plural and vice versa.

      (c) A word which suggests one gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) Words or expressions which are defined in the Corporations Act have the same meanings in this Deed.

      (f) Words or expressions which are defined in the Deed of Undertaking have the same meanings in this Deed.

2. NEWMONT AGREEMENT

   Each covenant or agreement on the part of Newmont, which is contained in this Deed, is given by Newmont to Normandy for the benefit of Normandy and also to be held by Normandy for and on behalf of and to operate for the benefit of each director and relevant officer of Normandy.

3. CLAUSE 4.2 PAYMENT

   In the event that, at any time prior to a Payment becoming due to be made to Newmont in accordance with clause 4.2 of the Deed of Undertaking, there is a challenge to Normandy making the Payment which challenge is instituted or brought before a Court or the Takeovers Panel (CHALLENGE), then:

      (a) subject to the Proviso, Newmont will not enforce or seek to enforce Normandy's obligation to make the Payment, nor will Newmont seek recovery of the Payment under the Security Bond, until such time as the Challenge is Finally Determined;

      (b) if upon the Final Determination of the Challenge, Normandy is restrained from making the Payment (or any part thereof) or the making of the Payment is prevented by reason of a determination that it is illegal or unlawful (other than for any purpose on the part of the directors or any officer of Normandy to obtain improper personal pecuniary benefits, not including any benefit directly or indirectly as a holder of securities of Normandy in common with other holders of securities of Normandy) then, subject to the Proviso, Newmont will not seek to recover the Payment (or part thereof as the case may be) or damages in lieu thereof either against Normandy or any director or any officer of Normandy nor will Newmont seek to exercise its rights under the Security Bond.

4. RECOVERY OF PAYMENTS ALREADY MADE

   In the event that, at any time after a Payment has been made by Normandy to Newmont in accordance with clause 4.2 of the Deed of Undertaking, there is a challenge in respect of the Payment having been made which challenge is instituted or brought before a Court or the Takeovers Panel (POST-PAYMENT CHALLENGE) then, subject to the Proviso, Newmont will promptly refund the Payment (or any part thereof) upon a Final Determination of the Post-Payment Challenge if it is determined or decided that the making of the Payment (or the part thereof) was illegal or unlawful (other than for any purpose on the part of the directors or any officer of Normandy to obtain improper personal pecuniary benefits, not including any benefit directly or indirectly as a holder of securities of Normandy in common with other holders of securities of Normandy) and Newmont will not in such circumstances seek to recover the Payment (or part thereof as the case may be) or damages in lieu thereof either against Normandy or any director or officer of Normandy who authorised the making of such Payment, nor will Newmont seek to exercise any rights under the Security Bond.

5. DEED OF UNDERTAKING

   To the extent of any inconsistency between the provisions of this Deed and clause 4.6(c) of the Deed of Undertaking, the provisions of this Deed prevail.

EXECUTED as a Deed.

SIGNED by NORMANDY MINING LIMITED by:

------------------------------------- ----------------------------------
        Signature of Director          Signature of Director/Secretary

------------------------------------- ----------------------------------
      Name of Director (print)        Name of Director/Secretary (print)

      SIGNED by NEWMONT MINING
      CORPORATION by:

-------------------------------------

-------------------------------------
               Name

-------------------------------------
               Title

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                [LOGO TO COME]

                           THIRD DEED OF UNDERTAKING

                          NEWMONT MINING CORPORATION

                            NORMANDY MINING LIMITED

                              ABN 86 009 295 765

                                [LOGO TO COME]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   CONTENTS

                                                                     PAGE
                                                                     ----
1.  DEFINITIONS AND INTERPRETATION..................................  26
    1.1 Definitions.................................................  26
    1.2 Interpretation..............................................  26

2.  AMENDMENT OF DEED OF UNDERTAKING................................  27

3.  ACKNOWLEDGEMENT AND CONFIRMATION................................  27
    3.1 Normandy Acknowledgements...................................  27
    3.2 Newmont Acknowledgements....................................  27

4.  REPRESENTATION AND WARRANTIES...................................  27

5.  OTHER PROVISIONS CONTINUE.......................................  27

6.  GENERAL.........................................................  28

7.  AMENDMENT AND ASSIGNMENT........................................  28
    7.1 Amendment...................................................  28
    7.2 Assignment..................................................  28

8.  GENERAL.........................................................  28
    8.1 Governing Law...............................................  28
    8.2 Liability for Expenses......................................  28
    8.3 Counterparts................................................  28
    8.4 Attorneys...................................................  28
    8.5 Severability................................................  28
    8.6 Entire Agreement............................................  29
    8.7 Normandy Board Resolution...................................  29

                           THIRD DEED OF UNDERTAKING

DATED 10 DECEMBER 2001

PARTIES

1. NEWMONT MINING CORPORATION of 1700 Lincoln Street, 28/th/ Floor, Denver, Colorado 80203, United States of America (NEWMONT)

2. NORMANDY MINING LIMITED ABN 86 009 295 765 of 100 Hutt Street, Adelaide, South Australia, 5000, Australia (NORMANDY)

RECITALS

A. Newmont and Normandy are parties to a Deed of Undertaking dated 14 November 2001 (DEED OF UNDERTAKING) and a Second Deed of Undertaking dated the same date (SECOND DEED) in respect of the Bid (as defined in the Deed of Undertaking).

B. Since the date of the Deed of Undertaking, AngloGold has amended the AngloGold Bid, as announced by AngloGold on 29 November 2001.

C. Newmont is prepared to amend the Newmont Takeover Bid, as disclosed in the form of agreed announcements contained in Schedule 1 (SECOND AGREED ANNOUNCEMENTS) to this Third Deed of Undertaking (THIRD DEED), subject to Normandy entering into this Third Deed.

D. Normandy and its directors believe that significant benefits will flow to Normandy and its shareholders if the Newmont Takeover Bid is so amended.

THE PARTIES AGREE

1. DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

   In this Third Deed, except as otherwise expressly provided, all terms that are defined in the Deed of Undertaking shall have the same meanings in this Third Deed.

   "AGREED NEWMONT ANNOUNCEMENT" means that announcement contained in the Second Agreed Announcements to be made by Newmont.

   "AGREED NORMANDY ANNOUNCEMENT" means that announcement contained in the Second Agreed Announcements to be made by Normandy.

1.2 INTERPRETATION

   Headings are for convenience only and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply:

      (a) A reference to a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person.

      (b) A singular word includes the plural and vice versa.

      (c) A word which suggests one gender includes the other genders.

      (d) If a word is defined, another part of speech has a corresponding meaning.

      (e) Words or expressions which are defined in the Corporations Act have the same meanings in this Third Deed.

2. AMENDMENT OF DEED OF UNDERTAKING

   The Deed of Undertaking is amended as and from the date of this Third Deed in the following respects:

      (a) The definition of "Competing Takeover Proposal" in clause 1.1 shall be amended to add after the words "but including" in the second line:

          "the amendment of AngloGold's Bid announced on 29 November 2001 and"

      (b) The definition of "Newmont's Takeover Bid or Bid" shall be deleted and replaced by the following:

          "NEWMONT'S TAKEOVER BID OR BID" means the takeover bid announced by Newmont on 14 November 2001, as amended in accordance with the Agreed Newmont Announcement (as defined in the Third Deed of Undertaking dated 10 December 2001 between the parties).

      (c) Clause 4.2(c) is amended by deleting the words ", being 1% of the Bid value determined on the date the Bid is announced,".

3. ACKNOWLEDGEMENT AND CONFIRMATION

3.1 NORMANDY ACKNOWLEDGEMENTS

   Normandy expressly acknowledges that:

      (a) the conditions precedent in section 2 of the Deed of Undertaking have been satisfied and that the Deed of Undertaking is binding on Normandy; and

      (b) the AngloGold Bid, as amended by the announcement dated 29 November 2001, constitutes a Competing Takeover Proposal for the purposes of section
   4.3 of the Deed of Undertaking.

3.2 NEWMONT ACKNOWLEDGEMENTS

   Newmont is not aware of any event that has been publicly disclosed as of the date of this Third Deed (other than the applications by AngloGold to the Takeovers Panel) that constitutes a breach of any condition to the Newmont Takeover Bid. Newmont agrees that it will not assert that the filing of any application to the Takeovers Panel by AngloGold prior to the date of this Third Deed constitutes a breach of any condition to the Newmont Takeover Bid.

4. REPRESENTATION AND WARRANTIES

   Normandy has taken all necessary action to authorise the signing, delivery and performance of this Third Deed and the documents required under this Third Deed in accordance with their respective terms.

5. OTHER PROVISIONS CONTINUE

      (a) All other provisions of the Deed of Undertaking shall, except as expressly provided in this Third Deed, continue with full force and effect.

      (b) The Second Deed:

          (i) continues to apply to the Deed of Undertaking;

          (ii) applies to the Deed of Undertaking as amended by this Third Deed; and

          (iii) applies to this Third Deed.

6. GENERAL

   (a) Newmont will immediately after execution of this Third Deed make the Agreed Newmont Announcement to the Australian Stock Exchange Limited.

   (b) Normandy will promptly after Newmont makes the Agreed Newmont Announcement make the Agreed Normandy Announcement to the Australian Stock Exchange.

   (c) Normandy will lodge a copy of this Third Deed with the Australian Stock Exchange Limited on the day that the Second Agreed Announcements are made.

7. AMENDMENT AND ASSIGNMENT

7.1 AMENDMENT

   This document can only be amended, supplemented, replaced or novated by another document signed by the parties.

7.2 ASSIGNMENT

   Subject to clause 6.9 of the Deed of Undertaking, a party may only dispose of, declare a trust over or otherwise create an interest in its rights under this document with the consent of the other party.

8. GENERAL

8.1 GOVERNING LAW

   (a) This document is governed by the law in force in New South Wales, Australia.

   (b) Each party submits to the non-exclusive jurisdiction of the Courts exercising jurisdiction in New South Wales, Australia and any Court that may hear appeals from any of those Courts, for any proceedings in connection with this document and waives any right it might have to claim that those Courts are an inconvenient forum.

8.2 LIABILITY FOR EXPENSES

   Subject to this document, each party must pay its own expenses incurred in negotiating, executing, stamping and registering this document.

8.3 COUNTERPARTS

   This document may be executed in counterparts.

8.4 ATTORNEYS

   Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

8.5 SEVERABILITY

   If the whole or any part of a provision of this Third Deed is void, unenforceable or illegal in a jurisdiction, it is severed for that jurisdiction. The remainder of this Third Deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Third Deed or is contrary to public policy.

8.6 ENTIRE AGREEMENT

   This Third Deed, together with the Deed of Undertaking and the Second Deed constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter, other than the Confidentiality Agreement.

8.7 NORMANDY BOARD RESOLUTION

   (a) Normandy has provided to Newmont a certified copy of a resolution of the Normandy Board, which has been unanimously passed at a meeting of the Normandy Board at which each director of Normandy was present (other than Pierre Lassonde), confirming that the Normandy Board approves the execution of this Third Deed, as being in the best interests of Normandy and its shareholders, and approves the Agreed Normandy Announcement and the revised Newmont Takeover Bid.

   (b) Newmont agrees that it will not commence any legal action against the Normandy Board or any member thereof in relation to the resolution of the Normandy Board to approve and commit Normandy to enter into this Third Deed.

                                  SCHEDULE 1

                       (AGREED ANNOUNCEMENTS--RECITAL C)

EXECUTED as a Deed.

SIGNED by NORMANDY MINING LIMITED by:

-------------------------------------- ----------------------------------
        Signature of Director           Signature of Director/Secretary

-------------------------------------- ----------------------------------
       Name of Director (print)        Name of Director/Secretary (print)

SIGNED by NEWMONT MINING
CORPORATION by:

--------------------------------------

--------------------------------------
                 Name

--------------------------------------
                Title

                                                                     APPENDIX D
                        NORMANDY FINANCIAL INFORMATION

              EXCERPTS FROM PUBLICLY AVAILABLE NORMANDY DOCUMENTS

   This Appendix D sets forth certain selected financial information with respect to Normandy, excerpted from the following publicly-available Normandy documents:

   (i) Normandy Q1 Report on Activities to Shareholders--Three Months to September 30, 2001

  (ii) Normandy 2001 Annual Shareholder Report

 (iii) Normandy 2000 Annual Shareholder Report

   Normandy's financial data is presented in accordance with Australian GAAP, which differs in certain significant respects from U.S. GAAP. These differences as they relate to Normandy cannot be quantified due to the limited disclosure provided in publicly available financial information.

   Pursuant to Rule 409 promulgated under the U.S. Securities Act of 1933, on December 17, 2001, we requested that Normandy and its independent public accountants provide to us all material information required to be included in this offer document or required to make statements made herein not misleading. On December 11, 2001, we requested that Normandy's independent public accountants consent in a customary manner to the inclusion of its audit reports with respect to the financial statements of Normandy included in this offer document. On December 14, 2001, Normandy's independent public accountants responded in writing to our December 11, 2001 letter stating that it was reluctant to give consent for the inclusion of its audit report where consent has not been given for the financial statements themselves, and believed it was appropriate that its consent be given concurrently with Normandy's consent. On December 19, 2001, Normandy, on its own behalf and on behalf of its accountants, responded in writing to our December 17, 2001 letter and stated that it was not appropriate for Normandy to bear any burden as to what the offer document should contain and whether or not such document was misleading. Normandy further stated that if there were specifics which Newmont wished to refer to Normandy for review and comment, Normandy would consider whether it could be of assistance and to what extent, on a case by case basis. In addition, Normandy stated that its accountants were not in a position to provide assistance to us, that work on U.S. GAAP reconciliation of its financial statements had not been completed to Normandy's satisfaction and that Normandy had not yet determined whether it would allow U.S. GAAP reconciliation of its financial statements to be made public at this time. As a result, we have had to rely on our best estimates in presenting these reconciliations to U.S. GAAP of figures prepared in accordance with Australian GAAP and Australian dollars. Errors in such estimates may be material.

         INDEX TO EXCERPTS FROM PUBLICLY AVAILABLE NORMANDY DOCUMENTS

                                                                                                 PAGE
                                                                                                 ----
Normandy unaudited condensed financial information for the three months ended September 30, 2001
  (excerpt from Normandy Q1 Report on Activities to Shareholders)...............................  D-3
Management discussion and analysis (excerpt from Normandy 2001 Annual Shareholder Report).......  D-9
Normandy consolidated financial statements 2001 (excerpt from Normandy 2001 Annual
  Shareholder Report)........................................................................... D-15
Management discussion and analysis (excerpt from Normandy 2000 Annual Shareholder Report)....... D-68
Normandy consolidated financial statements 2000 (excerpt from Normandy 2000 Annual
  Shareholder Report)........................................................................... D-77

                            NORMANDY MINING LIMITED

                  REPORT ON FINANCIAL RESULTS TO SHAREHOLDERS
                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)

FINANCIAL RESULTS--39% PROFIT INCREASE

   Profit attributable to Normandy shareholders for the September quarter was A$35.4 million, a 39% increase (A$25.5M, before significant items).

   Significantly, over half of the result was achieved in September, with excellent operating performances from Tanami and Midas Operations.

   Gross profit from gold operations increased 15% to A$99.8 million, largely due to record production at Tanami Operations, which will be further enhanced next quarter with commencement of production at Groundrush. Kalgoorlie Operations' contribution was lower reflecting a 21% decrease in Super Pit head grade.

                         SIMPLIFIED FINANCIAL RESULTS

                                                                                     PERIODS ENDED
                                                                              --------------------------
                                                                              3 MONTHS 3 MONTHS 12 MONTHS
                                                                              30 SEPT. 30 JUNE   30 JUNE
                                                                                2001     2001     2001
                                                                              -------- -------- ---------
                                                                               (A$M)    (A$M)     (A$M)
                                                                                      (UNAUDITED)
Sales revenue................................................................   429.7    393.8   1,543.7
Cost of production...........................................................  (256.1)  (216.8)   (913.4)
Depreciation & amortization..................................................   (71.8)   (87.4)   (263.3)
Mine closure.................................................................    (4.9)    (6.4)    (27.8)
Gross profit.................................................................    96.9     83.2     339.2
Share of net profit of associates............................................     2.2     (5.1)     (4.8)
Exploration provisions & write-offs..........................................    (9.2)   (19.8)    (58.1)
Administration expenses......................................................   (15.2)   (26.6)    (64.3)
Borrowing costs..............................................................   (24.2)   (28.0)   (112.0)
Net write-off of non-current assets..........................................      --   (236.7)   (236.7)
Other income/(expenses)......................................................     1.6     17.7      33.7
Profit/(loss) from ordinary activities.......................................    52.1   (215.3)   (103.0)
Income tax expense relating to ordinary activities...........................   (12.5)     0.5     (20.4)

Profit/(loss) from ordinary activities after related income tax expense......    39.6   (214.8)   (123.4)
Outside equity interests.....................................................    (4.2)   (34.4)    (31.2)
Net profit/(loss) attributable to members of Normandy Mining Limited.........    35.4   (249.2)   (154.6)

Operating profit before significant items attributable to members of Normandy
  Mining Limited.............................................................    35.4     25.5     120.1
Significant items included in operating profit/(loss) before outside equity
  interests(1)...............................................................      --   (236.7)   (236.7)
Outside equity interests.....................................................            (38.0)    (38.0)
Operating profit after significant items attributable to members of Normandy
  Mining Limited.............................................................    35.4   (249.2)   (154.6)

--------
(1) No tax benefit applicable

   Non-gold operations recorded a loss of A$2.9 million compared with a loss of A$3.6 million in the June quarter. The result includes a loss of A$4.0 million from Golden Grove, reflecting continued depressed base metal prices offset partly by increased concentrate production.

                            NORMANDY MINING LIMITED

                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)


   Normandy's share of associates profit includes contribution from TVX Normandy Americas and Australian Gold Refineries (AGR).

   Exploration expense decreased to A$9.2 million in line with reduced spending that is focused on projects within close proximity to existing infrastructure. Administration expenses were lower than last quarter, which included several one-off restructure costs. Reduced borrowing costs are the result of lower average borrowings for the quarter.

                     NOTES TO SIMPLIFIED FINANCIAL RESULTS

                                                   3 MONTHS               3 MONTHS               12 MONTHS
                                                  TO 30 SEPT.            TO 30 JUNE              TO 30 JUNE
                                                     2001                   2001                    2001
                                        --------------------- -----------------------  --------------------
                                                     (A$M)                 (A$M)                   (A$M)
GOLD
Yandal.................................               9.6                         7.4               40.3
Kalgoorlie.............................              19.8                        39.3              112.5
Tanami.................................              36.1                        16.3               78.1
Pajingo................................              12.6                        11.6               47.2
Boddington.............................               9.2                         6.3               22.5
Mt Leyshon.............................              (0.9)                       (3.4)              11.9
Midas..................................               3.9                         3.5                3.5
Other..................................               9.5                         5.8               15.6
Total..................................              99.8                        86.8              331.6
NON-GOLD
Golden Grove...........................              (4.0)                       (6.1)              18.0
Other..................................               1.1                         2.5              (10.4)
Total..................................              (2.9)                       (3.6)               7.6

                            NORMANDY MINING LIMITED

                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)


FINANCIAL POSITION--GEARING REDUCED

   A further reduction in gearing was achieved resulting in a net debt to net debt plus equity ratio of 39%, down from 40% in June. This was achieved on strong operating cash flows coupled with increased equity from earnings.

                  SIMPLIFIED STATEMENT OF FINANCIAL POSITION

                                                          30 SEPT. 30 JUNE
                                                            2001    2001
                                                          -------- -------
                                                            A$M      A$M
                                                             (UNAUDITED)
CURRENT ASSETS
Cash, bank bills & gold bullion..........................   430.7    344.8
Receivables..............................................   109.2    123.7
Inventories..............................................   188.0    169.5
Other....................................................   142.1    161.9
                                                          -------  -------
                                                            870.0    799.9
                                                          -------  -------
NON-CURRENT ASSETS
Investments..............................................   263.9    244.0
Exploration & evaluation.................................   160.6    151.7
Development properties...................................   449.3    499.5
Property, plant & equipment.............................. 1,818.6  1,750.0
Other....................................................   395.5    401.4
                                                          -------  -------
                                                          3,087.9  3,046.6
                                                          -------  -------
TOTAL ASSETS............................................. 3,957.9  3,846.5
                                                          =======  =======
Current liabilities......................................
Accounts payable.........................................   276.4    249.8
Interest-bearing liabilities.............................   116.5    114.0
Other....................................................   229.5    238.6
                                                          -------  -------
                                                            622.4    602.4
                                                          -------  -------
NON-CURRENT LIABILITIES..................................
Interest-bearing facilities.............................. 1,242.6  1,181.8
Other....................................................   656.2    664.3
                                                          -------  -------
                                                          1,898.8  1,846.1
                                                          -------  -------
TOTAL LIABILITIES........................................ 2,521.2  2,448.5
                                                          =======  =======
NET ASSETS............................................... 1,436.7  1,398.0
                                                          =======  =======
EQUITY
Contributed equity....................................... 1,593.9  1,593.9
Reserves.................................................    72.6     71.4
Retained profits/(accumulated losses)....................  (399.4)  (434.8)
Equity attributable to members of Normandy Mining Limited 1,267.1  1,230.5
Outside equity interests in controlled entities..........   169.6    167.5
                                                          -------  -------
TOTAL EQUITY............................................. 1,436.7  1,398.0
                                                          =======  =======

                            NORMANDY MINING LIMITED

                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)


CASH FLOW

   Cash at the end of the quarter increased to A$430.7 million, largely the result of strong operating cash flow from gold operations. Payments for property, plant and equipment includes Midas (A$32M), Yandal (A$10M) and Martha (A$8M). Development expenditure relates principally to AMC. Business acquired (A$13.4M) relates to settlement of an investment in AGR.

   Net proceeds from borrowings relates to drawings under the A$650 million syndicated corporate facility (A$255M drawn at 30 September 2001) which was offset by increases in cash balances in other subsidiaries, resulting in a decrease in consolidated net debt to A$928 million (A$951M at the end of June).

                      SIMPLIFIED STATEMENT OF CASH FLOWS

                                                                30
                                                               SEPT. 30 JUNE
                                                               2001   2001
                                                            -------- --------
                                                             (A$M)    (A$M)
                                                               (UNAUDITED)
OPERATING ACTIVITIES
Receipts from customers....................................   416.1   1,576.6
Payments to suppliers and employees........................  (265.5) (1,186.9)
Dividends received from associates.........................      --      42.6
Interest paid..............................................   (33.4)    (93.8)
Income tax paid............................................    (2.8)    (38.9)
Other......................................................     6.7      22.5
NET OPERATING CASH FLOWS...................................   121.1     322.1
INVESTING ACTIVITIES
Payments for property, plant & equipment...................   (75.0)   (146.5)
Payments for exploration...................................   (16.5)    (62.8)
Payments for development projects..........................   (19.2)    (87.8)
Proceeds from sale of investments..........................      --     130.3
Loans repaid by other entities.............................    16.9     113.0
Businesses acquired/disposed...............................   (13.4)    120.1
Other......................................................    17.9      13.5
NET INVESTING CASH FLOWS...................................   (89.3)     79.8
FINANCING ACTIVITIES
Net (repayment)/proceeds of borrowings.....................    55.0    (302.4)
Dividends paid.............................................    (0.9)    (95.2)
Proceeds from issue of securities..........................      --      93.8
NET FINANCING CASH FLOWS...................................    54.1    (303.8)
NET INCREASE/(DECREASE) IN CASH HELD.......................    85.9      98.1
Cash at beginning of period................................   344.8     245.4
Exchange rate adjustments..................................      --       1.3
CASH AT END OF PERIOD......................................   430.7     344.8

                            NORMANDY MINING LIMITED

                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)


                                    HEDGING

    (AUSTRALIAN GOLD COUNCIL STANDARD)                     '000OZS A$/OZ(1)
    ----------------------------------                    -------- --------
    NORMANDY WHOLLY-OWNED
    Forward Sales
       2001-02...........................................     225    524
       2002-03...........................................   1,238    519
       2003-04...........................................     806    546
       2004-05...........................................     735    574
       2005-10...........................................   2,850    574
       Total.............................................   5,854    557
    Put Options Purchased
       2001-02...........................................     660    523
       2002-03...........................................     167    518
       2003-04...........................................       9    526
       2004-05...........................................     121    522
       2005-10...........................................     409    513
       Total.............................................   1,366    520
    Convertible Options Purchased
       2004-05...........................................      34    524
       2005-12...........................................   1,639    544
       Total.............................................   1,673    543
    NORMANDY MT LEYSHON LIMITED & NORMANDY NFM LIMITED(2)
    Forward Sales
       2001-02...........................................     364    560
       2002-03...........................................     509    576
       2003-04...........................................     286    574
       2004-05...........................................     227    580
       2005-07...........................................     140    609
       Total.............................................   1,526    575

                                                           '000OZS  US$/OZ
                                                          -------- --------
    TVX NORMANDY AMERICAS
    Forward Sales........................................
       2000-02...........................................       4    321
       Total.............................................       4    321
    Put Options Purchased
       2001-02...........................................      91    282
       2002-03...........................................     128    280
       2003-04...........................................     130    274
       2004-05...........................................     130    267
       2005-09...........................................     218    341
       Total.............................................     697    296

                                                           '000OZS   $/OZ
                                                          -------- --------
       Total A$ Contracts(3)(4)..........................  10,419    553
       Total US$ Contracts(3)(4).........................     701    296
       Committed A$ Contracts............................   9,053    557
       Committed US$ Contracts...........................       4    321

                            NORMANDY MINING LIMITED

                   FOR THE THREE MONTHS TO 30 SEPTEMBER 2001
            (EXCERPT FROM Q1 REPORT ON ACTIVITIES TO SHAREHOLDERS)


NOTES TO HEDGING

(1) Net of lease fees for actual lease fees that are fixed, with the balance assumed at 2%.

(2) 100% of subsidiaries.

(3) Margin calls do not apply to any contracts.

(4) No separate foreign exchange contracts relating to the gold hedging.

   Deferred income from hedge close-outs to be brought to the income statement:

                                                                       (A$M)
                                                                       -----
2001-02...............................................................  62.5
2002-03...............................................................  56.4
2003-04...............................................................  48.6
2004-05...............................................................  46.8
2005-10...............................................................  13.5
                                                                       -----
Total................................................................. 227.8
                                                                       =====

   The hedge book mark-to-market value is:

                                                                       (A$M)(I)
                                                                       --------
Normandy(ii).......................................................... (802)
Normandy Mt Leyshon(iii)..............................................   (1)
NormandyNFM(iii)......................................................  (65)

--------
(i)   Spot price at 30 September 2001, A$590/oz.
(ii)  Wholly owned, including TVX Normandy Americas.
(iii) 100 percent of subsidiaries.

       NORMANDY MINING LIMITED--2001 MANAGEMENT DISCUSSION AND ANALYSIS
                 (EXCERPT FROM 2001 ANNUAL SHAREHOLDER REPORT)

                             FINANCIAL PERFORMANCE

OPERATING CONTRIBUTIONS

   Consolidated sales revenue was A$1,543.7 million, an increase of 16 percent compared to 2000 consolidated sales revenue of A$1,323.6 million.

   Gold sales revenue was A$1,252.0 million, an increase of 34 percent which excludes the gold attributable to non-controlled TVX Normandy Americas. Consolidated gold sales increased from 1.617 million ounces in 2000 to 2.226 million ounces in 2001. The increase is mainly due to the full 12 months gold sales of 0.786 million ounces from Normandy Yandal Operations Limited ("Yandal Operations") following its acquisition in April 2000. Also, increased gold production at Normandy NFM and the recent acquisition of the Midas mine more than replaced the gold sales from discontinued operations. The average realised sale price for the consolidated gold division decreased from A$576 per ounce to A$562 per ounce compared to the average spot price for the year of A$501 per ounce. The decrease was mainly due to lower forward prices for hedge contracts in the Yandal Operations hedge book.

   Average gold cash costs decreased by A$8 per ounce to A$302 per ounce. This was mainly influenced by Yandal Operations' Jundee mine (0.411 million ounces at A$255 per ounce), lower unit costs at Normandy NFM due to higher grade ore and the sale/closure of higher-cost operations.

   Gold operations earnings before interest, tax and non-cash costs increased 38 percent due to the increased revenue and reduced cash costs. Non-cash costs (depreciation, amortisation and mine completion provisions) increased from A$68 per ounce to A$110 per ounce in 2001 associated mainly with the Yandal Operations. As a consequence, gross profit from gold operations increased by 7 percent to A$331.6 million.

   Non-gold sales revenue decreased 24 percent to A$291.8 million reflecting the sale of industrial minerals operations in June last year offset by the inclusion of A$69.6 million of revenue from Australian Magnesium Corporation Limited ("AMC"). Non-gold gross profit was A$7.6 million, a decrease of 78 percent due to the sale of the industrial minerals businesses, lower zinc production at Golden Grove and the consolidated loss of AMC.

EXPENSES

   Exploration provisions and write-offs totaled A$58.1 million, a 25 percent increase on last year due to the first full year effect of Yandal Operations.

   Borrowing costs increased from A$66.7 million to A$112.0 million reflecting the first full year consolidation of the Yandal USD bonds, the A$285 million syndicated Yandal acquisition facility and the Australian Magnesium Corporation debt facility. Interest income increased by 12 percent to A$28.2 million.

   Administration costs increased by 7 percent to A$64.6 million mainly due to one off redundancy costs of A$5.7 million.

   Income tax expense was A$20.4 million for the year, an effective rate of 15 percent which is lower than the prima-facie rate of 30 percent due to recognition of previously unrecognised tax credits and utilisation of losses.

   A net operating loss of A$6.8 million was attributed to outside equity interests due to the losses of AMC (62.6 percent-owned) relative to the profits of Normandy NFM (87.5 percent-owned) and Normandy Mt Leyshon (76.4 percent-owned).

   The net profit after tax but before significant items of A$120.1 million was lower than last year's result of A$138.4 million, principally due to the impact of higher borrowing costs and discontinued or sold operations.

   Significant items included a A$159 million write down of the Kasese Cobalt plant to zero together with a A$38 million write off in outside equity interests, both reflecting the ongoing risks associated with the project. Other significant expense items included write downs of A$42 million relating to offshore regional exploration and development capitalised in previous years, A$30 million write down of the Bronzewing mine property and A$20 million provision against the investment in TVX Gold Inc shares, reflecting the market price following a reconstruction scheme implemented in June 2001. Partially offsetting these write downs was a net gain of A$14.3 million on the settlement of the Peruvian asset dispute, including profit on sale of shares received in consideration for the settlement.

   After taking into account the significant items detailed above, the net loss for the Group was A$154.6 million.

CASH FLOWS

   Net cash inflow from operating activities increased by 49 percent to A$322.1 million, mainly due to the inclusion of the Yandal Operations for the full 12 months and higher cash flow generated by Pajingo and Normandy NFM. This outweighed the loss of cash flow from discontinued and sold operations as well as the higher net financing costs.

   Capital expenditures totaled A$306.4 million, a reduction of 8 percent mainly due to lower expenditure on development projects including Kasese, Yamfo-Sefwi and Perama Hill as well as a significant reduction in expenditure on investments.

   Net proceeds from the sale of investments of A$130.3 million mainly comprised A$49.5 million proceeds on sale of BRGM Perou/Mine Or, A$19.4 million on sale of New Hampton Goldfields shares and A$7 million proceeds on sale of Normandy Tennant Creek Pty Ltd.

   Inflows from businesses acquired relate to cash balances held by AMC and Midas at the time of acquisition and net proceeds received on sale of businesses principally represent the Group's investments in Larvik Pigment (Asia Pacific), Sdn Bhd, Larvik Pigment (Australia) Ltd and Larvik Pigment (Norway) AS.

   Net repayment of borrowings of A$302.4 million reflects the full payment and cancellation of the A$285 million syndicated Yandal acquisition facility and scheduled repayments relating to the Kasese project facility.

   Dividends of A$95.2 million were paid, comprising the 2000 final dividend and 2001 interim dividend of Normandy Mining Limited, Normandy Mt Leyshon Limited and Normandy NFM Limited to outside shareholders.

   Proceeds from issue of shares of A$93.8 million relate principally to the cash portion of the Franco-Nevada transaction.

   In summary, cash and bullion increased by A$98.1 million to A$344.8 million at year end.

FINANCIAL POSITION

   Total assets increased by A$220 million mainly as a result of the acquisition of the Midas property following the transaction with Franco-Nevada. Development properties increased by A$189 million reflecting the AMC consolidation, partly offset by the write down of the Kasese project. Investments decreased due to the consolidation of AMC which was previously equity accounted and the sale of Mine Or and BRGM Perou as part of the Peruvian assets settlement. Investments now comprise only the 49.9 percent interest in TVX Normandy Americas.

   Total liabilities decreased by A$192 million mainly as a result of A$303 million debt repayments during the year, offset by consolidation of AMC debt. Interest bearing liabilities at year end comprise A$200 million drawn under a A$650 million syndicated corporate facility, US$300 million Notes issued in April 1998 (non-recourse to Normandy), US$250 million Notes issued in July 1998, and project financing relating to the Kasese (US$50.7 million), Ovacik (US$40 million) and AMC (A$39 million) projects.

   Equity increased by A$412 million, reflecting the 446.1 million shares issued to Franco-Nevada and increased outside equity interests recognised on consolidation of AMC, offset by current year losses and dividends paid.

   The Group's overall gearing decreased from 57 percent to 40 percent due to the combined effect of lower net debt and the share issue to Franco-Nevada.

                            NORMANDY MINING LIMITED

                       STATEMENTS OF FINANCIAL POSITION
                        FOR THE YEAR ENDED 30 JUNE 2001

                                                                         CONVENIENCE
                                                                         TRANSLATION
                                                                        CONSOLIDATED      CONSOLIDATED
                                                                       --------------  -----------------
                                                                 NOTES  2000    2001     2001     2000
                                                                 ----- ------  ------  --------  -------
                                                                        US$M    US$M     A$M      A$M
Sales Revenue...................................................   2    794.2   782.1   1,543.7  1,323.6
Cost of production..............................................       (586.6) (610.2) (1,204.5)  (977.6)
                                                                       ------  ------  --------  -------
GROSS PROFIT....................................................        207.6   171.9     339.2    346.0
                                                                       ------  ------  --------  -------
Other revenue from ordinary activities..........................   2     15.1    14.3      28.2     25.2
Proceeds on sale of assets......................................   2    127.8    77.4     152.9    213.0
Book value of assets sold.......................................       (102.3)  (59.2)   (116.9)  (170.6)
Share of net profit/(loss) of associates and joint ventures
  accounted for using the equity method.........................         12.1    (2.4)     (4.8)    20.1
Exploration and evaluation expenses.............................  14
   Current year.................................................        (28.0)  (29.4)    (58.1)   (46.6)
   Previously capitalized.......................................   4       --   (15.7)    (31.0)      --
Administration expenses.........................................        (36.2)  (32.7)    (64.6)   (60.4)
Borrowing costs.................................................        (40.0)  (56.8)   (112.0)   (66.7)
Net write off of non-current assets.............................
   Previously capitalized.......................................   4   (309.2) (111.1)   (220.0)  (515.3)

Other income/(expenses) from ordinary activities                        (18.1)   (8.4)    (15.9)   (30.1)
                                                                       ------  ------  --------  -------
PROFIT/(LOSS) FROM ORDINARY ACTIVITIES..........................       (171.2)  (52.1)   (103.0)  (285.4)
Income tax expense relating to ordinary activities..............   5    (22.4)  (10.3)    (20.4)   (37.3)
                                                                       ------  ------  --------  -------
Profit/(loss) from ordinary activities after related income tax
  expense.......................................................       (193.6)  (62.4)   (123.4)  (322.7)
Net profit/(loss) attributable to outside equity interests......         24.2   (15.8)    (31.2)    40.4
                                                                       ------  ------  --------  -------
Net profit/(loss) attributable to members of the
  parent entity.................................................       (169.4)  (78.2)   (154.6)  (282.3)
                                                                       ------  ------  --------  -------
Increase/(decrease) in foreign currency translation reserve
  arising on translation of self-sustaining foreign
  operations....................................................  23     10.2    14.4      28.3     17.0
                                                                       ------  ------  --------  -------
Total revenue, expense and valuation adjustments attributable to
  members of the parent entity recognised directly in equity....         10.2    14.4      28.3     17.0
                                                                       ------  ------  --------  -------
Total changes in equity other than those resulting from
  transactions with owners as owners............................       (159.2)  (63.8)   (126.3)  (265.3)
                                                                       ------  ------  --------  -------
Earnings per share
   Basic (cents per share)......................................  22     (9.7)   (4.3)     (8.6)   (16.2)
                                                                       ------  ------  --------  -------

  The above Statements of Financial Performance should be read in conjunction with the accompanying notes.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

                                                           CONVENIENCE
                                                           TRANSLATION
                                                          CONSOLIDATED      CONSOLIDATED
                                                        ----------------  ----------------
                                                  NOTES  2000     2001     2001     2000
                                                  ----- -------  -------  -------  -------
                                                         US$M     US$M     A$M      A$M
CURRENT ASSETS
Cash assets......................................   7     147.2    174.7    344.8    245.4
Receivables......................................   8      74.4     62.6    123.7    124.0
Inventories......................................   9      77.8     85.9    169.5    129.6
Other financial assets...........................  12      29.8     10.8     21.3     49.6
Other............................................  17      74.1     71.2    140.6    123.5
                                                        -------  -------  -------  -------
TOTAL CURRENT ASSETS.............................         403.3    405.2    799.9    672.1
                                                        -------  -------  -------  -------
NON-CURRENT ASSETS
Receivables......................................   8      16.4      5.7     11.2     27.3
Tax assets.......................................  10      51.8     51.8    102.3     86.4
Investments accounted for using the equity method  11     268.1    123.6    244.0    446.8
Other financial assets...........................  12     163.0     71.4    141.0    271.7
Development properties...........................  13     186.4    253.0    499.5    310.7
Exploration and evaluation expenditure...........  14     105.1     76.8    151.7    175.1
Property, plant and equipment....................  15     842.2    886.6  1,750.0  1,403.6
Intangible assets................................  16      28.5     22.4     44.2     47.5
Other............................................  17     111.0     52.2    102.7    185.0
                                                        -------  -------  -------  -------
TOTAL NON-CURRENT ASSETS.........................       1,772.5  1,543.5  3,046.6  2,954.1
                                                        -------  -------  -------  -------
TOTAL ASSETS.....................................       2,175.8  1,948.7  3,846.5  3,626.2
                                                        -------  -------  -------  -------
CURRENT LIABILITIES
Payables.........................................          97.4    126.5    249.8    162.4
Interest bearing liabilities.....................  18      66.7     57.8    114.0    111.1
Provisions.......................................  19     133.5    109.9    216.8    222.4
Tax liabilities..................................  20      16.4     11.0     21.8     27.4
                                                        -------  -------  -------  -------
TOTAL CURRENT LIABILITIES........................         314.0    305.2    602.4    523.3
                                                        -------  -------  -------  -------
NON-CURRENT LIABILITIES
Interest bearing liabilities.....................  18     863.2    598.7  1,181.8  1,438.6
Provisions.......................................  19     241.0    136.2    268.9    401.7
Tax liabilities..................................  20     113.6    129.2    255.0    189.3
Other............................................  21      52.4     71.1    140.4     87.3
                                                        -------  -------  -------  -------
TOTAL NON-CURRENT LIABILITIES....................       1,270.2    935.2  1,846.1  2,116.9
                                                        -------  -------  -------  -------
TOTAL LIABILITIES................................       1,584.2  1,240.4  2,448.5  2,640.2
                                                        -------  -------  -------  -------
NET ASSETS.......................................         591.6    708.3  1,398.0    986.0
                                                        -------  -------  -------  -------
EQUITY
Contributed equity...............................  22     693.3    807.5  1,593.9  1,155.5
Reserves.........................................  23      27.0     36.2     71.4     45.0
Retained profits/(accumulated losses)............  23    (151.1)  (220.2)  (434.8)  (251.9)
                                                        -------  -------  -------  -------
EQUITY ATTRIBUTABLE TO MEMBERS OF NORMANDY MINING
  LIMITED........................................         569.2    623.5  1,230.5    948.6
Outside equity interests in controlled entities..  24      22.4     84.8    167.5     37.4
                                                        -------  -------  -------  -------
TOTAL EQUITY.....................................  25     591.6    708.3  1,398.0    986.0
                                                        =======  =======  =======  =======

  The above Statements of Financial Performance should be read in conjunction with the accompanying notes.

                            NORMANDY MINING LIMITED

                           STATEMENTS OF CASH FLOWS
                        FOR THE YEAR ENDED 30 JUNE 2001

                                                                  CONVENIENCE
                                                                  TRANSLATION
                                                                 CONSOLIDATED      CONSOLIDATED
                                                                --------------  ------------------
                                                         NOTES   2000    2001     2001      2000
                                                         -----  ------  ------  --------  --------
                                                                 US$M    US$M     A$M       A$M
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from sales.....................................         781.6   798.7   1,576.6   1,302.7
Payments to suppliers and employees.....................        (630.6) (601.3) (1,186.9) (1,051.0)
Interest received.......................................          16.6    11.4      22.5      27.7
Dividends received......................................          11.6    21.6      42.6      19.3
Other receipts..........................................           8.2      --        --      13.6
Income tax paid.........................................         (18.9)  (19.7)    (38.9)    (31.5)
Interest and other costs of finance paid................         (38.9)  (47.5)    (93.8)    (64.9)
                                                                ------  ------  --------  --------
NET CASH INFLOW FROM OPERATING ACTIVITIES...............  26(d)  129.6   163.2     322.1     215.9
                                                                ------  ------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant and equipment..............         (78.5)  (67.7)   (133.6)   (130.9)
Interest capitalised on qualifying assets...............          (9.4)   (6.5)    (12.9)    (15.7)
Payments for development projects.......................         (61.1)  (44.5)    (87.8)   (101.9)
Payments for exploration and evaluation.................         (35.2)  (31.8)    (62.8)    (58.6)
Payments for investments................................         (15.9)   (4.7)     (9.3)    (26.4)
Proceeds from sale of non-current assets................          23.4    13.6      26.9      39.0
Proceeds from sale of investments.......................          38.2    66.0     130.3      63.7
Repayment of loans by other entities....................           0.1    57.2     113.0       0.1
Loans to other entities.................................         (21.8)   (2.1)     (4.1)    (36.4)
Businesses acquired.....................................  26(e)   28.0    24.5      48.3      46.4
Businesses disposed.....................................  26(f)   63.5    36.4      71.8     105.9
                                                                ------  ------  --------  --------
NET CASH INFLOW/(OUTFLOW) FROM INVESTING ACTIVITIES.....         (68.7)   40.4      79.8    (114.8)
                                                                ------  ------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of borrowings................................        (388.7) (329.1)   (649.7)   (647.8)
Proceeds from borrowings................................         254.5   175.9     347.3     424.1
Dividends paid to outside equity interests in controlled
  entities..............................................          (7.1)  (10.6)    (20.9)    (11.9)
Dividends paid..........................................   6     (40.9)  (37.6)    (74.3)    (68.1)
                                                                ------  ------  --------  --------
PROCEEDS FROM ISSUE OF SHARES...........................            --    47.5      93.8        --
                                                                ------  ------  --------  --------
NET CASH OUTFLOW FROM FINANCING ACTIVITIES..............        (182.2) (153.9)   (303.8)   (303.7)
                                                                ------  ------  --------  --------
Net increase/(decrease) in cash.........................        (121.3)   49.7      98.1    (202.6)
Cash at the beginning of the financial year.............         263.9   124.3     245.4     439.9
Effect of changes in the exchange rate on cash held in
  foreign currencies at the beginning of the financial
  year..................................................           4.8     0.7       1.3       8.1
                                                                ------  ------  --------  --------
Cash at end of financial year...........................  26(a)  147.4   174.7     344.8     245.4
                                                                ======  ======  ========  ========

  The above Statements of Financial Performance should be read in conjunction with the accompanying notes.

                            NORMANDY MINING LIMITED

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30 JUNE 2001

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   This general purpose financial report has been prepared in accordance with applicable Accounting Standards, Urgent Issues Group Consensus Views and the Corporations Act 2001. It is prepared in accordance with the historical cost convention, except for certain assets which are noted as at valuation. The accounting policies adopted are consistent with those of the previous year.

   The directors have elected under section 334(5) of the Corporations Act 2001 to apply Accounting Standards AASB 1041 "Revaluation of Non-Current Assets" for this financial year, even though the standard is not required to be applied until annual reporting periods beginning on or after 30 September 2001.

  (A) PRINCIPLES OF CONSOLIDATION

   The consolidated financial statements are presented as one set of financial statements and include all entities which comprise the Normandy Mining Limited consolidated entity, being the parent entity and its controlled entities. There are no controlled entities in the consolidated entity other than those listed in Note 28. The effects of all transactions between entities within the consolidated entity are eliminated in full.

  (B) FOREIGN CURRENCIES

   Transactions denominated in foreign currencies have been brought to account at the exchange rates ruling at the time of the transactions. At balance date, foreign currency receivables and payables are translated at exchange rates ruling at that date.

   Exchange gains and losses and hedging costs arising on contracts entered into as hedges of specific revenue or expense transactions are deferred until the date of such transactions at which time they are included in the determination of such revenues or expenses.

   Assets and liabilities of self-sustaining overseas controlled entities are translated at exchange rates ruling at balance date and any exchange gain or loss arising on translation is carried directly to a foreign currency translation reserve.

   When anticipated purchase or sale transactions have been hedged, actual purchases or sales which occur during the hedged period are accounted for as having been hedged until the amounts of those transactions are fully allocated against the hedged amounts.

   Where a hedge transaction is terminated early and the anticipated transaction is still expected to occur as designated, the deferred gains and losses that arose on the hedge prior to its termination continue to be deferred and are included in the measurement of the purchase or sale or interest transaction when it occurs. Where a hedge transaction is terminated early because the anticipated transaction is no longer expected to occur as designated, deferred gains and losses that arose on the hedge prior to its termination are included in the statement of financial performance for the period.

  (C) REVENUE

   Gold bullion is taken up as a sale in the period during which it is shipped from the mine, provided it is either sold or delivered to a gold refinery within the normal time span. Bullion delivered against forward sales contracts is accounted for at the contract rate. Base metal concentrate sales are recognised at estimated sales value when

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

shipped and adjusted for variations in metal prices, assay, weight and currency. Other sales are taken up when title has passed.

   Gold bullion held at year end is valued at the contract rates for those hedges it is expected to be delivered into. Base metal concentrate debtors are valued at the relevant forward contract US dollar rate.

   Royalty revenue is recognised on an accrual basis in accordance with the substance of the relevant agreement.

   Gains or costs arising upon entry into a hedging transaction intended to hedge the sale of goods, together with subsequent exchange gains or losses resulting from those transactions, are deferred up to the date of sale and included in the measurement of the sale.

   If the hedging transaction is terminated prior to its maturity date and the hedged transaction is still expected to occur, deferral of any gains and losses which arose prior to termination continues and those gains and losses are included in the measurement of the hedged transaction.

   In those circumstances where a hedging transaction is terminated prior to maturity because the hedged transaction is no longer expected to occur, any previously deferred gains and losses are recognised in the statements of financial performance at the date of termination.

   If a hedge transaction relating to a commitment for the sale of goods or services is redesignated as a hedge of another specific commitment and the original transaction is still expected to occur, the gains and losses that arise on the hedge prior to its redesignation are deferred and included in the measurement of the original sale when it takes place. If the hedge transaction is redesignated as a hedge of another commitment because the original sale transaction is no longer expected to occur, the gains and losses that arise on the hedge prior to its redesignation are recognised in the statements of financial performance at the date of the redesignation.

  (D) RECEIVABLES

   Receivables are recorded at amounts due less any provision for doubtful debts.

  (E) DERIVATIVES

   Derivative financial instruments are not recognised in the financial statements on inception. The costs associated with entering hedge transactions in respect of commodity sales together with gains or losses to the date of sale are deferred and included in the measurement of the final sale price. Additional information in respect of hedging is set out in Note 32.

   The amount received or paid under interest rate swaps is recognised as an adjustment to interest rate expense when the cash flow takes place.

  (F) INCOME TAX

   Income tax has been brought to account using the liability method of tax effect accounting. No provision has been made for any taxes on capital gains which could arise in the event of a sale of certain revalued non-current assets for the amount at which they are stated in the financial statements as it is not expected that any such liability will crystallise.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (G) GOODWILL

   Goodwill is measured as the excess of the cost of acquisition over the fair value of the identifiable net assets acquired. Amortisation is provided on a straight line basis over the period during which the benefits are expected to arise based on life of mine or over a period of twenty years whichever is the lesser.

  (H) INVENTORIES

   Inventories, apart from gold bullion, are valued at the lower of cost and net realisable value. Costs are assigned to inventories on hand by the method most appropriate to each class of inventory with the majority being valued on an average cost basis. Costs of production include fixed and variable direct costs and an appropriate portion of fixed overhead expenditure, depreciation and mine amortisation.

  (I) OTHER FINANCIAL ASSETS

   The consolidated entity's interests in companies are carried at the lower of cost and recoverable amount. Dividend income is recognised in profits when received, except for associated entities which are accounted for using the equity method. Loans to other corporations are recorded at amounts due less any provisions for doubtful loans.

  (J) JOINT VENTURES

   (i) Joint venture operation

   The proportionate interests in the assets, liabilities and expenses of a joint venture operation have been incorporated in the financial statements under the appropriate headings. Details of the joint venture are set out in
Note 29.

   (ii) Joint venture entities

   The consolidated entity's interest in the assets and liabilities of joint venture entities are accounted for using the equity method. Additional information is provided in Note 30.

  (K) EXPLORATION AND EVALUATION EXPENDITURE

   Exploration and evaluation expenditure incurred by the consolidated entity is accumulated for each area of interest and recorded as an asset, if either:

      (i) it is expected to be recouped through successful development of and production from the area, or by its sale; or

      (ii) significant exploration or evaluation of the area is continuing.

   The expenditure incurred in areas of interest located around existing milling facilities is provided for over the life of the milling facilities. Expenditure on all other areas of interest is expensed for as the expenditure is incurred other than for exploration assets acquired, which are initially recorded at cost.

   The recoverable amount of each area of interest is determined on a bi-annual basis so that the net carrying amount does not exceed the recoverable amount. For areas of interest which are not considered to have any commercial value, or where exploration rights are no longer current, the capitalised amounts are written off against the provision and any remaining amounts are charged against profit.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (L) DEVELOPMENT PROPERTIES

   Where it has been established to the satisfaction of Directors that ore reserves or mineral resources exist, development expenditure is accumulated as development properties. No amortisation is provided in respect of development properties until they are reclassified as mine properties following commencement of production.

  (M) DEPRECIATION AND AMORTISATION

   Mine properties are amortised on a units of production basis once production has commenced. Property, plant and equipment is depreciated using a units of production basis or a straight line basis over the useful life of the asset. The units of production method causes rates of depreciation and amortisation to vary according to the rate at which production has depleted the estimated future mineable reserves of the respective mines.

  (N) PREPAID/DEFERRED MINING COSTS

   Direct expenditure on surface mining is brought to account at the life of mine ratio of ore to waste for each pit. A prepayment or provision is booked whenever the stripping ratio for a period differs from the mine plan.

   Costs incurred in developing drives in underground mines which are expected to be used for periods shorter than the mine life are apportioned over the life of the mine using a ratio of development meters to tonnes of ore reserve. A prepayment or provision is booked whenever the metres developed for a period differs from the mine life ratio.

  (O) RECOVERABLE AMOUNT OF NON-CURRENT ASSETS

   Each reporting period, the recoverable amount of all non-current assets is assessed.

   Where the carrying amount of a non-current asset is greater than its recoverable amount, the asset is revalued down to its recoverable amount. Where net cash inflows are derived from a group of assets working together, such as at a mining operation, recoverable amount is determined on the basis of the relevant group of assets.

   The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market-determined, risk-adjusted discount rate. The effect of capital gains tax has not been taken into account.

  (P) MINE COMPLETION COSTS

   Provision is made for estimated rehabilitation expenditure, decommissioning and closure costs using the incremental method on a units of production basis over the life of the mine from the time production commences. Future total mine completion costs are estimated annually on an undiscounted basis taking into account all current environmental and legal requirements and are adjusted on a prospective basis.

   Rehabilitation costs recognised include regrading of waste dumps, revegetation and erosion and drainage control, in order to allow for relinquishment of mining titles with no ongoing maintenance costs. Closure costs recognised include employee redundancy payments and costs incurred in auctioning remaining spares and

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

consumables. Rehabilitation costs associated with exploration and evaluation activities are treated as exploration and evaluation expenditure.

  (Q) EMPLOYEE ENTITLEMENTS

   Provision is made for all know obligations in respect of employees. Annual leave, long service leave and vested sick leave are provided at the current rate of pay as per the relevant awards and employee contracts. Provisions for long service leave commence at the anniversary of three years of service, with further amounts being provided as the entitlement grows beyond three years. It is expected that the resultant provision for long service leave will approximate the present value of the estimated future cash outflows associated with long service leave.

   Additional information in respect of employee entitlements including ownership based remuneration schemes is provided in Note 36.

  (R) ACCOUNTS PAYABLE

   Trade payables and other accounts payable are recognised when the economic entity becomes obliged to make future payments resulting from the purchase of goods and services.

  (S) ACQUISITION OF ASSETS

   Assets acquired are recorded at the cost of acquisition, being the purchase consideration determined as at the date of acquisition plus costs incidental to the acquisition. In the event that settlement of all or part of the cash consideration given in the acquisition of an asset is deferred, the fair value of the purchase consideration is determined by discounting the amounts payable in the future to their present value as at the date of acquisition.

  (T) BORROWING COSTS

   Borrowing costs are expensed as incurred except where they relate to the financing of projects under construction where they are capitalised up to the date of commissioning or sale.

  (U) INTEREST BEARING LIABILITIES

   Interest expense is recognised on an effective yield basis. Debentures, bank loans and other loans are recorded at an amount equal to the net proceeds received. Interest expense is recognised on an accrual basis. Ancillary costs incurred in connection with the arrangement of borrowings are deferred and amortised over the period of borrowing.

  (V) UNITED STATES DOLLAR CONVERSIONS

   This financial report has been prepared using Australian dollars. For the convenience of readers outside Australia the statements of financial performance, statements of financial position and statements of cash flows have been converted from A$ to US$ but remain prepared under Australian Generally Accepted Accounting Practices.

   These conversions appear under columns headed "Convenience Translation" and represented rounded millions of US dollars.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   The conversion has been made using the noon-buying rate in New York City for cable transfers in non-US currencies. This rate is certified for custom purposes by the Federal Reserve Bank of New York. The rate on 30 June 2001 was A$1.00 to US$0.51 (2000: A$1.00 to US$0.60). These conversions are indicative only and do not mean that the A$ amounts could be converted to US$ at the rate indicated.

  (W) ROUNDING AMOUNTS

   The Company is of the kind referred to in Class Order 98/100 dated 10 July 1998 issued by the Australian Securities and Investment Commission. In accordance with that Class Order amounts in this report and the financial report have been rounded to the nearest one hundred thousand dollars, except where rounding to the nearest one thousand dollars is required.

  (X) COMPARATIVE AMOUNTS

   The Company has adopted the presentation and disclosure requirements of Accounting Standards AASB 1018 "Statement of Financial Performance", AASB 1034 "Financial Report Presentation and Disclosure" and AASB 1040 "Statement of Financial Position" for the first time in the preparation of this financial report. In accordance with the requirements of these new/revised Standards, comparative amounts have been reclassified in order to comply with the new presentation format. The reclassification of comparative amounts has not resulted in a change to the aggregate amounts of current assets, non-current assets, current liabilities, non-current liabilities or equity, or the net profit/loss of the company as reported in the prior year financial report.

2 REVENUE

                                                                CONSOLIDATED
                                                               ---------------
                                                                2001    2000
                                                               ------- -------
                                                                A$M     A$M
REVENUE FROM OPERATING ACTIVITIES
Gold.......................................................... 1,251.9   936.0
Metals........................................................   257.7   288.6
Other.........................................................    34.1    99.0
                                                               ------- -------
                                                               1,543.7 1,323.6
                                                               ------- -------
INTEREST REVENUE
Other parties.................................................    27.8    21.7
Related parties...............................................     0.4     3.5
                                                               ------- -------
                                                                  28.2    25.2
                                                               ------- -------
REVENUE FROM NON-OPERATING ACTIVITIES
Proceeds on sale of investments...............................   130.3   173.4
Proceeds on sale of property, plant and equipment.............    22.6    39.6
Insurance claims proceeds receivable..........................    12.9     1.5
Other.........................................................    17.8    20.1
                                                               ------- -------
                                                                 183.6   234.6
                                                               ------- -------
                                                               1,755.5 1,583.4
                                                               ======= =======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


3 OPERATING PROFIT

Profit/(loss) from ordinary activities before income tax includes the following specific net gains and expenses:

                                                               CONSOLIDATED
                                                             ----------------
                                                              2001     2000
                                                             -------  -------
                                                              A$M      A$M
NET GAINS
Net gains on disposal of:
   Property, plant and equipment............................    20.5      4.1
Deferred hedge gain amortisation............................    92.6     91.4
EXPENSES
Amortisation
   Mine properties..........................................   169.4     57.9
   Goodwill.................................................     3.6      6.5
   Other....................................................      --      1.7
Depreciation
   Land and buildings.......................................     2.2      0.5
   Plant and equipment......................................   111.7     74.1
                                                             -------  -------
Total depreciation and amortisation(1)......................   286.9    140.7
                                                             -------  -------
Royalties...................................................    27.6     14.9
Borrowing costs
   Interest and finance charges.............................   124.9     82.4
   Less amount capitalised--qualifying assets...............   (12.9)   (15.7)
                                                             -------  -------
Borrowing costs expensed....................................   112.0     66.7
Addition to/(reductions in) provisions for
   Directors' entitlements..................................     1.5      1.3
   Employee entitlements....................................    13.7     (1.7)
   Mine completion costs....................................     1.4     17.3
   Doubtful debts...........................................    (0.7)   (15.0)
   Other....................................................     2.2      8.0

AUDITORS' REMUNERATION
                                                               A$       A$
                                                             -------  -------
Audit Services
   Auditors of the company.................................. 869,000  748,000
   Other auditors........................................... 425,000  659,000
Other Services
   Auditors of the company.................................. 854,000  382,000
   Other auditors...........................................   2,000   52,000
                                                             =======  =======

--------
(1) Amortisation and depreciation rates were recalculated during the year to reflect the increase in mineable reserves. The effect has been to reduce these expenses by A$12.9 million (2000: a reduction of A$27 million).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


4 INDIVIDUALLY SIGNIFICANT ITEMS

                                                                                      CONSOLIDATED
                                                                                     --------------
                                                                                      2001    2000
                                                                                     ------  ------
                                                                                      A$M     A$M
INCLUDED IN OPERATING PROFIT ARE THE FOLLOWING ITEMS:
Profit on sale of investments.......................................................   14.3    36.6
Net write-off of non-current assets to recoverable amount
   --development properties......................................................... (170.0)  (96.0)
   --mine properties................................................................  (30.0)     --
   --investments....................................................................  (20.0)     --
Exploration expenses................................................................
   --previously capitalised expenditure.............................................  (31.0)     --
Purchase consideration expensed.....................................................     --  (359.0)
Equity share of writedowns of associates............................................     --   (60.3)
                                                                                     ------  ------
                                                                                     (251.0) (515.3)
INCLUDED IN OUTSIDE EQUITY INTEREST IS THE FOLLOWING SIGNIFICANT ITEM:
Recognition/(write-down) of outside equity interest in Kasese Cobalt Company Limited  (38.0)   58.0
                                                                                     ------  ------
                                                                                     (274.7)  420.7
                                                                                     ======  ======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


5 INCOME TAX

                                                                                            CONSOLIDATED
                                                                                           --------------
                                                                                            2001    2000
                                                                                           ------  ------
                                                                                            A$M     A$M
THE INCOME TAX EXPENSES/(BENEFIT) FOR THE FINANCIAL YEAR DIFFERS FROM THE AMOUNT
CALCULATED ON THE PROFIT/(LOSS). THE DIFFERENCES ARE RECONCILED AS FOLLOWS:
Operating profit/(loss) before income tax................................................. (103.0) (285.4)
                                                                                           ------  ------
Prima facie income tax expense calculated at applicable tax rate on the profit/(loss) from ordinary activities.....................................................................  (35.0) (102.7)
TAX EFFECT OF PERMANENT DIFFERENCES
Non-deductible depreciation and amortisation..............................................    1.5     3.2
Adjustment to carrying value of assets....................................................   78.5    34.6
Purchase consideration expensed...........................................................     --   129.2
Equity accounted results..................................................................     --    14.5
Research and development and investment allowance.........................................   (0.6)   (0.9)
Capital losses recouped...................................................................  (37.7)  (45.8)
Non-assessable revenue items..............................................................   (3.6)  (11.9)
Non-deductible exploration................................................................    0.6     0.2
Other non-deductible items................................................................    2.1     5.8
                                                                                           ------  ------
Income tax adjusted for permanent differences.............................................    5.8    26.2
Tax effect of timing differences not previously recognised................................   (4.2)   30.5
Change in company tax rates from 1 July 2000..............................................   (1.0)   (8.5)
Benefit of prior year losses recouped.....................................................   (1.4)     --
Losses not recognised as future income tax benefits.......................................   28.4     2.4
                                                                                           ------  ------
                                                                                             27.6    50.6
Over provision in previous years..........................................................   (7.2)  (13.3)
                                                                                           ------  ------
Income tax expense attributable to operating profit/(loss)................................   20.4    37.3
                                                                                           ======  ======

ADJUSTMENT TO DEFERRED INCOME TAX BALANCES

   Legislation reducing the Australian company income tax rate from 36% to 34% in respect of the 2000-2001 income tax year and then to 30% from the 2001-2002 income tax year was announced on 21 September 1999 and received Royal Assent on 10 December 1999. As a consequence, deferred tax balances which are expected to reverse in the 2000-2001 or a later income tax year have been remeasured using the appropriate new rates, depending on the timing of their reversal.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


6 DIVIDENDS

                                                                                                    CONSOLIDATED
                                                                                                   --------------
                                                                                                    2001    2000
                                                                                                   -----   -----
                                                                                                    A$M     A$M
Ordinary shares
   Interim dividend paid (2.5 cents per share) (2000: 2.5 cents per share)
   Franked at 36 percent.........................................................................     --    18.3
   Franked at 34 percent.........................................................................   19.4      --
   Unfranked.....................................................................................   24.7    25.2
                                                                                                   -----   -----
                                                                                                    44.1    43.5
                                                                                                   -----   -----
Final dividend declared (nil) (2000: 3.5 cents per share)                                             --
   Franked at 34 percent.........................................................................     --    27.0
   Unfranked.....................................................................................     --    34.3
                                                                                                   -----   -----
                                                                                                      --    61.3
                                                                                                   -----   -----
Total dividends provided for or paid (2.5 cents per share) (2000: 6.0 cents per share)............  44.1   104.8
Over Provision arising from shareholders electing to take shares in lieu of cash dividends under the parent entity's Share Investment Plan....................................................... (13.9)  (10.8)
                                                                                                   -----   -----
                                                                                                    30.2    94.0
                                                                                                   -----   -----
Dividends satisfied by the issue of shares under the Dividend Reinvestment and Share Investment
  Plans...........................................................................................  17.1    35.5
Dividends paid in cash............................................................................  74.3    68.1
                                                                                                   -----   -----
                                                                                                    91.4   103.6
                                                                                                   -----   -----
FRANKED DIVIDENDS
The franked portion of the dividends proposed as at 30 June 2001 will be franked out of existing franking credits or out of franking credits arising from the payment of income tax in the year ending 30 June 2002.

Franking credits available for subsequent financial years at 30% (2000: 34%)......................  23.4    11.9
                                                                                                   =====   =====

   The above amounts represent the balance of the franking account as at the end of the financial year, adjusted for:

      (a) franking credits that will arise from the payment of the current tax liability

      (b) franking debits that will arise from the payment of dividends recognised as a liability at the reporting date

      (c) franking credits that will arise from the receipt of dividends recognised as receivables at the reporting date

      (d) franking credits that may be prevented from being distributed in subsequent financial years

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


7 CASH ASSETS

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2001  2000
                                                                  -----  -----
                                                                   A$M   A$M
Cash............................................................. 239.4  152.7
Bank bills.......................................................  65.8   69.4
Gold bullion.....................................................  39.6   23.3
                                                                  -----  -----
                                                                  344.8  245.4
                                                                  =====  =====

8 RECEIVABLES

CURRENT
Trade debtors...................................................  35.7   28.7
Provision for doubtful debts....................................  (0.2)    --
                                                                 -----  -----
                                                                  35.5   28.7
Bank guarantee deposits.........................................    --   15.9
   Other debtors................................................  86.8   80.3
   Provision for doubtful debts.................................  (0.7)  (0.9)
                                                                 -----  -----
                                                                  86.1   79.4
Amounts owing by associated entities............................   2.1     --
                                                                 -----  -----
                                                                 123.7  124.0
                                                                 =====  =====
NON-CURRENT
Amounts owing by associated entities............................   0.5   24.8
Provision for doubtful debts....................................    --  (21.9)
                                                                 -----  -----
                                                                   0.5    2.9
Other debtors...................................................  11.2   30.0
Provision for doubtful debts....................................  (0.5)  (5.6)
                                                                 -----  -----
                                                                  10.7   24.4
                                                                 -----  -----
                                                                  11.2   27.3
                                                                 =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


9 INVENTORIES

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2001  2000
                                                                  -----  -----
                                                                   A$M   A$M
CURRENT
Stores at cost...................................................  46.5   34.6
Work in progress
   --gold ore stocks at cost.....................................  28.4   54.0
   --gold ore stocks at net realizable value.....................  47.1    1.9
   --base metals at cost.........................................    --    1.2
   --gold in circuit at cost.....................................  28.4   17.9
                                                                  -----  -----
                                                                  103.9   75.0
Finished goods
   --base metals concentrate at cost.............................  14.3    2.9
   --base metals concentrate at net realizable value.............   3.9   13.1
   --other finished goods at cost................................   0.9    4.0
                                                                  -----  -----
                                                                   19.1   20.0
                                                                  -----  -----
                                                                  169.5  129.6
                                                                  =====  =====

10 TAX ASSETS

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2001  2000
                                                                  -----  ----
                                                                   A$M   A$M
NON-CURRENT
FUTURE INCOME TAX BENEFIT
Attributable to carry forward tax losses.........................  67.8  59.6
Attributable to timing differences...............................  34.5  26.8
                                                                  -----  ----
                                                                  102.3  86.4
                                                                  =====  ====

UNBOOKED FUTURE INCOME TAX BENEFITS

   The consolidated entity has future income tax benefits not brought to account as assets in respect of tax losses of A$168.2 million as at 30 June 2001 (2000: A$82.5 million).

   The potential future income tax benefit will only be realised if:

      (i) the consolidated entity derives future assessable income of a nature and of an amount sufficient to enable the benefit from the losses and deductions to be realised;

      (ii) the consolidated entity continues to comply with the conditions for deductibility imposed by the law; and

      (iii) no changes in tax legislation adversely affect the consolidated entity in realising the benefit from the deductions for the losses.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


11 INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD

                                                                CONSOLIDATED
                                                                ------------
                                                                 2001  2000
                                                                -----  -----
                                                                 A$M   A$M
NON-CURRENT
Associated entities (listed) note 31...........................    --   76.4
Joint venture entities (unlisted) note 30...................... 244.0  370.4
                                                                -----  -----
                                                                244.0  446.8
                                                                =====  =====

12 OTHER FINANCIAL ASSETS

CURRENT
Loans to associated entities...................................    --   49.6
Loans to other corporations....................................  31.9     --
Provision for doubtful debts................................... (10.6)    --
                                                                -----  -----
                                                                 21.3   49.6
                                                                -----  -----
NON-CURRENT
Listed shares at recoverable amount............................   6.3   52.0
Unlisted shares at recoverable amount..........................  21.0   19.3
Loans to other corporations.................................... 115.1  148.7
Provision for doubtful debts...................................  (1.4)  (5.0)
                                                                -----  -----
                                                                113.7  143.7
                                                                -----  -----
Loans to associated entities...................................    --   56.7
                                                                -----  -----
                                                                141.0  271.7
                                                                =====  =====

13 DEVELOPMENT PROPERTIES

   RECONCILIATION OF THE CARRYING AMOUNTS OF DEVELOPMENT PROPERTIES AT THE BEGINNING AND END OF THE CURRENT AND PREVIOUS FINANCIAL YEAR ARE SET OUT BELOW:

                                                                     CONSOLIDATED
                                                                    --------------
                                                                     2001    2000
                                                                    ------  ------
                                                                     A$M     A$M
Balance brought forward............................................  310.7   287.0
Expenditure incurred during the year including capitalised interest  100.7    62.6
Acquisitions.......................................................  230.7    30.4
Transferred from exploration and evaluation........................     --    28.4
Expenditure written off during the year............................ (169.2) (104.0)
Foreign exchange movements.........................................   26.6     6.3
                                                                    ------  ------
Balance carried forward............................................  499.5   310.7
                                                                    ======  ======

   Projects in the development phase include Kasese, Stanwell Magnesium Project, Perama and Yamfo Sefwi.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


ASSETS PLEDGED AS SECURITY

   Refer to note 18 for information on assets pledged as security by the parent entity or its controlled entities.

14 EXPLORATION AND EVALUATION EXPENDITURE

   RECONCILIATION OF THE CARRYING AMOUNTS OF EXPLORATION AND EVALUATION EXPENDITURE AT THE BEGINNING AND END OF THE CURRENT AND PREVIOUS FINANCIAL YEAR ARE SET OUT BELOW:

                                                                 CONSOLIDATED
                                                                 ------------
                                                                 2001   2000
                                                                 -----  -----
                                                                 A$M    A$M
Balance brought forward..................................... (i) 175.1  189.7
Expenditure incurred during the year............................  62.8   58.5
Expenditure written off during the year......................... (89.1) (46.6)
Transferred to development properties...........................    --  (28.4)
Transferred to mine properties..................................  (6.2)  (3.2)
Acquisitions and disposals......................................   3.2   (0.7)
Foreign exchange movements......................................   5.9    5.8
                                                                 -----  -----
Balance carried forward......................................... 151.7  175.1
                                                                 =====  =====

--------
(i) A reclassification from property, plant and equipment to capitalised exploration and evaluation expenditure of A$46.1 million has been made to more accurately reflect the nature of the projects. This has resulted in a change in the disclosure of the comparative information

15 PROPERTY, PLANT AND EQUIPMENT

                                               CONSOLIDATED
                            ---------------------------------------------------
                                      2001                      2000
                            ------------------------- -------------------------
                              A$M     A$M       A$M     A$M     A$M       A$M
Land and buildings at cost.   119.2    (51.8)    67.4    57.1    (27.3)    29.8
Mine properties at cost (i) 1,843.9   (729.6) 1,114.3 1,499.1   (587.7)   911.4
Plant and equipment at cost 1,026.7   (486.3)   540.4   850.3   (426.8)   423.5
Capital work in progress...    27.9       --     27.9    38.9       --     38.9
                            ------- --------  ------- ------- --------  -------
                            3,017.7 (1,267.7) 1,750.0 2,445.4 (1,041.8) 1,403.6
                            ======= ========  ======= ======= ========  =======

--------
(i) A reclassification from property, plant and equipment to capitalised exploration and evaluation expenditure of A$46.1 million has been made to more accurately reflect the nature of the projects. This has resulted in a change in the disclosure of the comparative information

   The majority of the land and buildings relate to the mining operations and the Directors consider that the best indicator of their current value is their book value. These assets are being depreciated over the life of the mine to which they relate, in accordance with the accounting policy stated in Note 1
(m). These land and buildings form an integral part of producing assets and have no significant value beyond the life of the mine. It is considered that the current value of non-mining land and buildings as at 30 June 2001 approximates book value.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


ASSETS PLEDGED AS SECURITY

   Refer to note 18 for information on assets pledged as security by the parent entity or its controlled entities.

RECONCILIATIONS

   Reconciliations of the carrying amounts of each class of property, plant and equipment at the beginning and end of the current and previous financial year are set out below:

                                                                                                CAPITAL
                                                                 LAND AND     MINE    PLANT AND WORK IN
                                                                 BUILDINGS PROPERTIES EQUIPMENT PROGRESS  TOTAL
                                                                 --------- ---------- --------- -------- -------
                                                                    A$M       A$M        A$M      A$M      A$M
CONSOLIDATED 2001
Carrying amount at start of year................................   29.8       911.4     423.5     38.9   1,403.6
   Additions....................................................   16.5        55.1      56.5      5.5     133.6
   Disposals....................................................   (0.8)       (9.5)     (6.4)      --     (16.7)
Additions through acquisitions of entities.... (note 26(e)).....   23.0       337.8     160.7       --     521.5
Depreciation/amortisation expense................. (note 3).....   (2.2)     (169.4)   (111.7)      --    (283.3)
Transfer from exploration and evaluation........................     --         6.2        --       --       6.2
Transfer of capital work in progress............................    1.0         3.1      12.4    (16.5)       --
Recoverable amount write-off of mine properties.................     --       (30.0)       --       --     (30.0)
Foreign currency exchange differences...........................    0.1         9.6       5.4       --      15.1
                                                                   ----     -------    ------    -----   -------
Carrying amount at end of year..................................   67.4     1,114.3     540.4     27.9   1,750.0
                                                                   ====     =======    ======    =====   =======

16 INTANGIBLE ASSETS

                                                                                                     CONSOLIDATED
                                                                                                     ------------
                                                                                                     2001   2000
                                                                                                     -----  -----
                                                                                                     A$M    A$M
Goodwill at cost....................................................................................  93.8   94.2
Accumulated amortisation............................................................................ (49.6) (46.7)
                                                                                                     -----  -----
                                                                                                      44.2   47.5
                                                                                                     =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


17 OTHER ASSETS

                                                                 CONSOLIDATED
                                                                 ------------
                                                                  2001  2000
                                                                 -----  -----
                                                                  A$M   A$M
CURRENT
Prepaid mining costs............................................ 111.2   58.9
Prepaid hedging fees............................................  15.1    5.2
Other prepaid expenses..........................................   8.9    7.9
Other assets....................................................   5.4     --
Assets held for resale..........................................    --   51.5
                                                                 -----  -----
                                                                 140.6  123.5
                                                                 =====  =====
NON-CURRENT
Prepaid mining costs............................................  25.7   94.7
Deferred expenses...............................................  25.9   12.0
Prepaid hedging fees............................................  13.5   20.5
Prepaid interest................................................    --   10.2
Redesignated hedge gains........................................  37.6   37.6
Other...........................................................    --   10.0
                                                                 -----  -----
                                                                 102.7  185.0
                                                                 =====  =====

18 INTEREST BEARING LIABILITIES

                                                                  CONSOLIDATED
                                                                 ---------------
                                                                  2001    2000
                                                                 ------- -------
                                                                  A$M     A$M
CURRENT
UNSECURED
Bank loans(i)...................................................      --    11.0
Amounts owing to other parties..................................     6.0    10.1
                                                                 ------- -------
SECURED                                                              6.0    21.1
Bank loans(iii).................................................   108.0    90.0
                                                                 ------- -------
                                                                   114.0   111.1
                                                                 ======= =======
NON-CURRENT
UNSECURED
Bank loans(i)...................................................   200.1   170.0
US dollar guaranteed notes(ii)..................................   875.7   875.9
Amounts owing to other parties..................................     2.8    22.3
                                                                 ------- -------
                                                                 1,078.6 1,068.2
                                                                 ======= =======
SECURED
Bank loans(iii).................................................   103.2   370.4
                                                                 ------- -------
                                                                 1,181.8 1,438.6
                                                                 ======= =======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   Details of the financing facilities of the consolidated entity are as follows:

                                         AVAILABLE AT         USED AT
                                         BALANCE DATE       BALANCE DATE
                                         ------------ ----- ------------ -----
                                          2001  2000   2001  2000   2001  2000
                                         -----  ----- -----  ----- -----  -----
                                          A$M   A$M    A$M   A$M    A$M   A$M
 Unsecured bank loans(i)................ 685.0  710.0 200.1  181.0 484.9  529.0
 Secured bank loans(iii)................ 211.2  460.4 211.2  460.4    --     --

--------
(i)   Unsecured bank loans

      Normandy Group Finance Ltd, a wholly owned entity, has an A$650 million committed revolving multi-option facility with a syndicate of banks established in November 1997. The facility consists of three tranches. Tranche 1 and Tranche 2 are available to a maximum of A$370 million and mature in November 2001. Tranche 3 is a term facility available to a maximum of A$280 million and matures in November 2003. All tranches are at an interest rate dependent on the currency drawn plus a margin of 0.60 percent. Interest is paid at the end of each interest period nominated by the borrower, to a maximum of 180 days. As at 30 June 2001, Tranche 1 and Tranche 2 were undrawn (2000: A$60 million) and the amount drawn down under Tranche 3 was A$200 million (2000: A$110 million).

      Normandy NFM Limited, a controlled entity, had a A$25 million committed revolving multi-option facility which matured in August 2001. As at 30 June 2001, this facility was undrawn (2000: A$11 million drawn). Interest was paid at an interest rate dependent on the currency drawn plus a margin of 0.7 percent at the end of each interest period nominated by the borrower, to a maximum of 180 days.

      Normandy NFM Limited has a committed short term A$10 million overdraft facility, which at 30 June 2001 was undrawn (2000: undrawn)

(ii)  US dollar denominated debt

      In July 1998, Normandy Finance Limited ("NFL") issued US$100 million of seven year 7.5 percent and US$150 million of ten year 7.625 percent guaranteed notes. Interest on the notes is paid semi-annually in arrears. Certain financial instruments were entered into whereby NFL has agreed to exchange the US dollar fixed interest amounts payable on the seven and ten year notes, with the 90 day Australian dollar bank bill rate plus a margin of 1.70 percent and 1.76 percent respectively. The US$250 million has been recorded at A$403.2 million (2000: A$403.2 million) reflecting the future exchange rate of the hedge transaction.

      In April 1998, Normandy Yandal Operations Limited (formerly Great Central Mines Limited) issued US$300 million of ten year 8.875 percent senior unsecured notes. Interest on the notes is paid semi-annually in arrears. Certain financial instruments were entered into whereby Normandy Yandal Operations Limited has agreed to exchange US dollar fixed interest amounts payable with gold interest rate exposure. Of the total, US$183.6 million has been swapped into a gold interest rate exposure, of which half is fixed at 3.87% and half is floating. The floating rate at 30 June 2001 was 2.07% (2000: 1.49%).

(iii) Secured bank loans

      A controlled entity has a loan facility in respect of the Ovacik mine for US$40.0 million, established in December 1996, subsequently refinanced in May 1998 and in April 2000. As at 30 June 2001, the facility was fully drawn (2000: fully drawn), has an interest rate of LIBOR plus 1.0 percent and matures in December 2001.

      A controlled entity has project financing facilities in respect of the Kasese project totalling US$50.7 million and are at varying interest rates dependent upon the term of each facility (2000: US$58.2 million) from a number of parties. These facilities were fully drawn in the current and prior years.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

   A controlled entity has project financing facilities in respect of the QMAG project totalling A$38.6 million (2000: nil) from a number of parties. At 30 June 2001 these facilities were fully drawn and are at varying interest rates dependent upon the term of each facility.

   In the prior year a controlled entity, Yandal Gold Holdings Pty Ltd. had a fully-drawn secured term debt facility amounting to A$285 million. The facility was repaid and cancelled during the year.

(iv) Assets pledged as security

   The carrying amounts of assets pledged as security are:

                                                                 CONSOLIDATED
                                                                 ------------
                                                                  2001  2000
                                                                 -----  -----
                                                                  A$M   A$M
FIRST MORTGAGE
Development properties..........................................  83.5  239.1
FLOATING CHARGE
Cash assets.....................................................   5.1    4.3
Receivables--current............................................   5.6    6.2
Receivables--non-current........................................   4.9    5.3
Other assets....................................................  12.5    7.8
                                                                 -----  -----
Total assets pledged as security................................ 111.6  262.7
                                                                 =====  =====

19 PROVISIONS

CURRENT
Deferred hedge gain............................................. 102.2 100.7
Directors' entitlements.........................................   3.9   2.4
Dividends.......................................................    --  61.3
Employee entitlements...........................................  31.7  18.3
Mine completion costs...........................................  54.7  32.1
Other...........................................................  24.3   7.6
                                                                 ----- -----
                                                                 216.8 222.4
                                                                 ===== =====
NON-CURRENT
Deferred hedge gain............................................. 151.1 242.0
Deferred mining costs...........................................    --  17.3
Employee entitlements...........................................  12.5   9.7
Mine completion costs...........................................  81.8 110.2
Deferred income.................................................    --   9.2
Other...........................................................  23.5  13.3
                                                                 ----- -----
                                                                 268.9 401.7
                                                                 ===== =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


20 TAX LIABILITIES

                                                                   CONSOLIDATED
                                                                   ------------
                                                                    2001  2000
                                                                   -----  -----
                                                                    A$M   A$M
CURRENT
Income tax payable................................................  21.8   27.4
                                                                   -----  -----
NON-CURRENT
Deferred income tax liability..................................... 255.0  189.3
                                                                   =====  =====

21 OTHER LIABILITIES

 NON-CURRENT
 Deferred exploration liability...................................  72.2   81.3
 Unearned income..................................................  39.2     --
 Deferred royalty liability.......................................  28.7     --
 Other............................................................   0.3    6.0
                                                                   -----   ----
                                                                   140.4   87.3
                                                                   =====   ====

22 CONTRIBUTED EQUITY

                                                                 PARENT ENTITY
                                                                ---------------
                                                                 2001    2000
                                                                ------- -------
                                                                 A$M     A$M
2,231,293,599 (2000: 1,751,558,731) Ordinary shares fully paid. 1,593.9 1,155.5
                                                                ======= =======

During the year the following changes to share capital occurred:

                                                    NUMBER OF
                                                     SHARES      2001    2000
                                                  ------------- ------- -------
                                                                 A$M     A$M
Balance at beginning of financial year........... 1,751,558,731 1,155.5 1,130.3
Exercise of unlisted options
--1:1.101 basis..................................         8,998      --      --
Issue of shares(ii)..............................   446,100,000   419.8      --
Employee share investment plan issue.............     1,453,350     1.6     0.5
Dividend Reinvestment Plan issue(iii)............    17,439,957    17.0    24.7
Share Investment Plan issue(iii).................    14,732,563      --      --
                                                  ------------- ------- -------
Balance at end of financial year................. 2,231,293,599 1,593.9 1,155.5
                                                  ============= ======= =======

ORDINARY SHARES

   Ordinary shares entitle the holder to participate in dividends and the proceeds on winding up of the company in proportion to the number of and amounts paid on the shares held. On a show of hands every holder of ordinary shares present at a meeting in person or by proxy, is entitled to one vote and upon a poll each share is entitled to one vote.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

--------
(i)   Listed Options
      At 30 June 2001 there were no listed options on issue. At 30 June 2000 there were 248,537,609 listed options on issue. These were exercisable at A$2.50 per option on any business day during the months of January, April, July and October each year. These options expired on 30 April 2001.

(ii)  Issue of Shares
      On 31 May 2001 446.1 million shares were issued to a nominee for Franco-Nevada Mining Corporation Limited and its subsidiary for various assets and cash.

(iii) Share Investment and Dividend Reinvestment Plans
      Under the parent entity's dividend alternatives, holders of ordinary shares may elect to have all or part of their dividend entitlements satisfied by the issue of new fully paid ordinary shares rather than by being paid in cash.

                                                          MILLIONS OF SHARES
                                                          ------------------
                                                            2001      2000
                                                           -------  -------
Weighted average number of ordinary shares used in the
  calculation of basic EPS............................... 1,806.1   1,738.5
                                                           =======  =======

   Diluted earnings per share are not materially different from basic earnings per share and therefore are not disclosed.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


23 RESERVES AND RETAINED PROFITS

                                                               CONSOLIDATED
                                                              --------------
                                                               2001      2000
                                                              ------    ------
                                                               A$M       A$M
  (A) RESERVES
Asset revaluation reserve....................................     --       1.9
Foreign currency translation reserve.........................   71.4      43.1
                                                              ------    ------
                                                                71.4      45.0
                                                              ======    ======
MOVEMENT IN RESERVES
ASSET REVALUATION RESERVE
Balance at beginning of financial year.......................    1.9       1.9
Transfer to accumulated losses...............................   (1.9)       --
                                                              ------    ------
Balance at end of financial year.............................     --       1.9
                                                              ======    ======
Foreign currency translation reserve
Balance at beginning of financial year.......................   43.1      26.1
Net exchange difference on translation of overseas
  controlled entities........................................   28.3      17.0
                                                              ------    ------
Balance at end of financial year.............................   71.4      43.1
                                                              ======    ======

  (B) RETAINED PROFITS/(ACCUMULATED LOSSES)
Retained profits/(accumulated losses) at the beginning of
  the financial year......................................... (251.9)    124.4
Transfer from asset revaluation reserve......................    1.9        --
Net profit/(loss) attributable to members of Normandy
  Mining Limited............................................. (154.6)   (282.3)
Dividends provided for or paid (note 6)......................  (30.2)    (94.0)
                                                              ------    ------
Retained profits/(accumulated losses) at the end of the
  financial year............................................. (434.8)   (251.9)
                                                              ======    ======

  (C) NATURE AND PROFIT OF RESERVES

(i) Asset Revaluation Reserve
    The asset revaluation reserve was used to record increments and decrements on the revaluation of non-current assets.

(ii) Foreign Currency Translation Reserve
    Exchange differences arising on translation of self-sustaining overseas controlled entities are taken to the foreign currency translation reserve, as described in accounting policy note 1(b).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


24 OUTSIDE EQUITY INTERESTS

                                                                 CONSOLIDATED
                                                                 ------------
                                                                 2001   2000
                                                                 -----  -----
                                                                 A$M    A$M
Share capital................................................... 173.5   30.4
Accumulated losses.............................................. (72.8) (31.2)
Other reserves..................................................  66.8   38.2
                                                                 -----  -----
                                                                 167.5   37.4
                                                                 =====  =====

25 EQUITY

 Total equity at the beginning of the financial year........   986.0  1,373.1
 Total changes in equity recognised in the Statement of
   Financial Performance....................................  (126.3)  (265.3)
 Contributions of equity net of transaction costs...........   438.4     25.2
 Dividends provided for or paid.............................   (30.2)   (94.0)
 Total changes in outside equity interest...................   130.1    (53.0)
                                                             -------  -------
 Total equity at the end of the financial year.............. 1,398.0    986.0
                                                             =======  =======

26 NOTES TO STATEMENTS OF CASH FLOWS

  (A) RECONCILIATION OF CASH

   For the purpose of the statement of cash flows, cash includes cash on hand, investments in money market instruments and gold bullion on hand net of outstanding bank overdrafts. Cash at the end of the financial year, as shown in the statement of cash flows, is reconciled to the related items in the statements of financial positions as follows:

Cash............................................................ 239.5 152.7
Bank bills......................................................  65.8  69.4
Gold bullion....................................................  39.5  23.3
                                                                 ----- -----
                                                                 344.8 245.4
                                                                 ===== =====

  (B) FINANCING FACILITIES

   Refer to Note 18 for details of the credit standby arrangements and loan facilities available to the consolidated entity.

  (C) NON-CASH FINANCING AND INVESTING ACTIVITIES

   During the year the consolidated entity entered into a transaction with Franco-Nevada Mining Corporation Limited, under which the consolidated entity issued 446.1 million new ordinary shares to a nominee for Franco-Nevada Mining Corporation Limited and its subsidiary and received US$48 million (A$94 million) cash, as well as controlling interests in Normandy Midas Operations Inc and Little River Pty Ltd. The consolidated entity's investments in BRGM Perou and Mine Or were sold in exchange for cash and shares in Newmont Mining Corporation and Compania de Minas Beunaventura (Beunaventura) totalling A$106 million, the Newmont Mining

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


Corporation shares were subsequently traded on-market. The consolidated entity's investments in and loans to Australian Magnesium Investments in exchange for Australian Magnesium Corporation Limited shares valued at A$112 million. During the previous year the Big Bell gold operations were sold to New Hampton Goldfields Limited, with A$11.0 million proceeds received in the form of ordinary shares in New Hampton Goldfields Limited. In June 2000, A$40.9 million of the acquisition of 100% of Normandy Yandal Operations Limited from Edensor Nominees Pty Ltd was financed by the conversion of a loan to Edensor into shares in Normandy Yandal Operations Limited.

  (D) RECONCILIATION OF NET CASH INFLOW FROM OPERATING ACTIVITIES TO OPERATING PROFIT/(LOSS) AFTER INCOME TAX

                                                                                          CONSOLIDATED
                                                                                         --------------
                                                                                          2001    2000
                                                                                         ------  ------
                                                                                          A$M     A$M
Operating profit/(loss) after income tax................................................ (123.4) (322.7)
Bad and doubtful debts expense..........................................................    8.5     0.3
Depreciation and amortisation...........................................................  286.9   140.7
Exploration and evaluation written off..................................................   89.1    46.6
Unrealised foreign exchange gain/(loss).................................................     --    (0.4)
Share of equity accounted (profit)/loss.................................................    4.8    40.2
Dividends received from associates......................................................   42.6    19.3
Amortisation of deferred hedge gain.....................................................  (92.6)  (91.4)
(Gain)/loss on loan forgiveness.........................................................     --     2.8
Profit on sale of investments...........................................................  (14.6)   (2.0)
Profit on sale of other non-current assets..............................................  (21.1)  (43.4)
Profit on refinancing of gold loans.....................................................     --    (1.5)
Write down in carrying value of assets..................................................  220.0   521.0
Loss on sale of investments.............................................................     --     0.3
Changes in net assets and liabilities, net of effects from businesses acquired/disposed:
(Increase)/decrease in receivables......................................................   (6.2)   21.6
(Increase)/decrease in inventories......................................................  (41.0)   15.3
(Increase)/decrease in future income tax benefit........................................  (15.9)   (7.6)
(Increase)/decrease in other operating assets...........................................    4.9   (39.8)
Increase/(decrease) in trade creditors..................................................   (9.5)  (44.4)
Increase/(decrease) in provision for income tax.........................................   (5.6)    7.4
Increase/(decrease) in provision for deferred income tax................................    2.0    (5.3)
Increase/(decrease) in other provisions.................................................    9.0   (41.1)
Increase/(decrease) in other operating liabilities......................................  (15.8)     --
                                                                                         ------  ------
Net cash inflow from operating activities...............................................  322.1   215.9
                                                                                         ======  ======

  (E) BUSINESSES ACQUIRED

   The consolidated entity entered into a transaction with Franco-Nevada Mining Corporation Limited, under which the consolidated entity received controlling interests in Normandy Midas Operations Inc and Little River Pty Ltd. The Normandy Group acquired a controlling interest in the Australian Magnesium Corporation group.

   During the previous year Normandy Yandal Operations Limited (formerly Great Central Mines Limited) and it controlled entities, and Yandal Gold Holdings Pty Ltd and its controlled entity were consolidated into the consolidated entity for the first time.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   Details of the acquisition are as follows:

                                                                  CONSOLIDATED
                                                                 --------------
                                                                  2001    2000
                                                                 ------  ------
                                                                  A$M     A$M
CONSIDERATION
Cash assets.....................................................    1.1    18.7
Shares Issued...................................................  333.2      --
Conversion of loan receivable...................................   49.7    40.9
Deferred exploration liability..................................     --    83.2
                                                                 ------  ------
Total...........................................................  384.0   142.8
                                                                 ======  ======
FAIR VALUE OF NET ASSETS ACQUIRED
Current assets
   Cash.........................................................   49.4    65.1
   Receivables..................................................   12.6    18.6
   Inventories..................................................    7.4    19.8
   Other........................................................    1.7     3.1
Non-current assets
   Mine properties, plant and equipment.........................  521.5   563.9
   Development properties.......................................  229.1   110.4
   Other........................................................    6.0    61.8
Current liabilities
   Trade creditors..............................................  (39.5)  (72.0)
   Provisions...................................................  (14.8)     --
   Other........................................................   (1.9)     --
Non-current liabilities
   Interest bearing liabilities.................................  (48.7) (834.5)
   Provisions...................................................  (77.8)  (61.5)
   Other........................................................  (70.1)   (1.4)
                                                                 ------  ------
Net assets acquired.............................................  574.9  (126.7)
Outside equity interest share of business acquired.............. (125.0)     --
Prior investment................................................  (65.9)  (89.5)
Purchase consideration expensed(i)..............................     --   359.0
                                                                 ------  ------
Consideration...................................................  384.0   142.8
                                                                 ======  ======
CASH (INFLOW)/OUTFLOW FOR ACQUISITION
Cash consideration..............................................    1.1    18.7
Less: cash balances acquired....................................  (49.4)  (65.1)
                                                                 ------  ------
Net (inflow)/outflow of cash....................................  (48.3)  (46.4)
                                                                 ======  ======

--------
(i) This represents the purchase consideration greater than the fair value of the identifiable net assets acquired and, as the amount does not represent goodwill, it has been expensed.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (F) BUSINESSES DISPOSED

   During the year, the consolidated entity disposed of its investments in Australian Magnesium Investments in exchange for Australian Magnesium Corporation Limited shares, and its investments in and loans to Larvik Pigment (Asia Pacific) Sdn Bhd, Larvik (Australia) Limited, Larvik Pigment (Norway) AS. During the previous year the consolidated entity disposed of its Big Bell gold operations, its 50% interest in Australian Magnesium Investments Pty Ltd and its interests in various industrial minerals businesses.

   Details of the disposals are as follows:

                                                                 CONSOLIDATED
                                                                 ------------
                                                                 2001   2000
                                                                 -----  -----
                                                                 A$M    A$M
CONSIDERATION
Cash assets.....................................................  71.8  114.6
Shares..........................................................    --   11.0
Deferred settlement receivable..................................    --    4.7
                                                                 -----  -----
Total...........................................................  71.8  130.3
                                                                 =====  =====
BOOK VALUE OF ASSETS AND LIABILITIES DISPOSED
Current assets
   Cash assets..................................................    --    8.7
   Receivables..................................................    --   19.2
   Inventories..................................................   0.6   34.6
   Assets held for re-sale......................................  57.2     --
Non-current assets
   Investments..................................................    --    0.2
   Property, plant and equipment................................   7.5   60.7
   Other........................................................   7.2   33.7
Current liabilities
   Trade creditors..............................................    --   (6.6)
   Provisions...................................................    --  (20.7)
Non-current liabilities
   Interest bearing liabilities................................. (16.0)    --
   Provisions...................................................    --   (6.9)
                                                                 -----  -----
   Net assets disposed..........................................  56.5  122.9
   Deferred costs on disposal...................................   0.5     --
   Net profit on disposal.......................................  14.8    7.4
                                                                 -----  -----
Consideration...................................................  71.8  130.3
                                                                 =====  =====
Cash inflow/(outflow) from disposal
Cash consideration..............................................  71.8  114.6
Less: cash balances disposed....................................    --   (8.7)
                                                                 -----  -----
Net inflow of cash..............................................  71.8  105.9
                                                                 =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (G) CASH NOT AVAILABLE

      A balance of US$20.0 million (2000: US$20.0 million) is being held as security in respect of a project loan facility of a controlled entity.

27 SEGMENT INFORMATION

   Details of industry segments are as follows:

                               SALES REVENUE      ASSETS      SEGMENT PROFIT
                              --------------- --------------- --------------
                               2001    2000    2001    2000    2001    2000
                              ------- ------- ------- ------- ------  ------
                               A$M     A$M     A$M     A$M     A$M     A$M
Gold......................... 1,252.0   936.0 2,577.4 2,445.9  224.9  (149.4)
Base metals..................   191.0   178.1   159.0   529.8 (166.3)  (19.4)
Industrial minerals..........    69.6   179.7   394.7   101.0   (8.2)   43.0
Exploration..................      --      --   151.7   129.0  (89.1)  (46.6)
                              ------- ------- ------- ------- ------  ------
                              1,512.6 1,293.8 3,282.8 3,205.7  (38.7) (172.4)
Unallocated..................    31.1    29.8   563.7   420.5 (115.9) (109.9)
                              ------- ------- ------- ------- ------  ------
Consolidated total........... 1,543.7 1,323.6 3,846.5 3,626.2 (154.6) (282.3)
                              ======= ======= ======= ======= ======  ======

   The major products/services from which the above segments derive revenue are:

              INDUSTRY SEGMENTS              PRODUCTS/SERVICES

              Gold                           Gold and silver
              Base Metals                    Zinc, copper and lead
              Industrial Minerals            Industrial minerals
              Exploration                    Exploration

   Inter-segment pricing is determined on an arm's-length basis.

GEOGRAPHICAL SEGMENTS

   The consolidated entity operates predominantly in Australia. More than 90% of revenue and profit from ordinary activities relate to operations in Australia.

DETAILS OF GEOGRAPHICAL SEGMENTS ARE AS FOLLOWS:

                               SALES REVENUE      ASSETS      SEGMENT PROFIT
                              --------------- --------------- --------------
                               2001    2000    2001    2000    2001    2000
                              ------- ------- ------- ------- ------  ------
                               A$M     A$M     A$M     A$M     A$M     A$M
Australia/New Zealand........ 1,467.2 1,232.9 2,796.7 2,651.4   98.2  (213.6)
Africa.......................    21.2    20.3   105.9   246.7 (194.1)  (34.7)
North America................    18.7      --   558.4    75.2  (17.0)     --
South America................      --      --   176.5   288.9    7.2     2.0
Other........................    36.6    70.4   209.0   364.0  (48.9)  (36.0)
                              ------- ------- ------- ------- ------  ------
Consolidated total........... 1,543.7 1,323.6 3,846.5 3,626.2 (154.6) (282.3)
                              ======= ======= ======= ======= ======  ======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


28 CONTROLLED ENTITIES

   Details of controlled entities are shown below. For entities where the parent entity has less than 50 percent ownership, control is determined though the capacity to dominate decision making in relation to the financial and operating policies of the entity.

                                                           COUNTRY OF
ENTITY                                               INCORPORATION/FORMATION
------                                               -----------------------
Normandy Mining Limited.............................          Aust

WHOLLY OWNED ENTITIES OF NORMANDY MINING LIMITED
ACM (New Zealand) Ltd...............................           NZ
ACM Exploration Pty Ltd(b)..........................          Aust
ACM Gold Pty Ltd(b).................................          Aust
ACM Mines Pty Ltd(b)................................          Aust
Armada Resources Pty Ltd(b).........................          Aust
Ausdev Investments Pty Ltd(b).......................          Aust
Australian Consolidated Minerals Pty Ltd............          Aust
Australian Gold Alliance Pty Ltd(b),(c),(d).........          Aust
Australian Metals Corporation Pty Limited(b),(d),(e)          Aust
Autin Investments BV(b).............................       Netherlands
Aztec Finance Pty Ltd(b)............................          Aust
Aztec Mining Company Limited(b).....................          Aust
Aztec Nominees Pty Ltd(b)...........................          Aust
Bardini Pty Ltd(b)..................................          Aust
Big Bell Mines Pty Ltd(b),(f).......................          Aust
Blackhill Minerals Ltd..............................           NZ
Clave Pty Ltd(b)....................................          Aust
Clynton Court Pty Ltd(b),(e)........................          Aust
Commercial Minerals Beteiligungs-gesellschaft mbH(b)         Germany
Dafrico (Overseas) Limited(b).......................         Cyprus
Eagle Mining Pty Ltd(b),(e).........................          Aust
Gatro Cl............................................       Ivory Coast
GMK Finance Pty Ltd.................................          Aust
GMK Investments Pty Ltd.............................          Aust
GoldenGrove Group Investment Holding Pty Ltd(b).....          Aust
GoldenGrove Group Investment Unit Trust.............          Aust
Great Central Holdings Pty Ltd(b),(e)...............          Aust
Great Central Investments Pty Ltd(b),(e)............          Aust
Grillo Zincoli GmbH(b)..............................         Germany
Hampton Areas Australia Pty Ltd(b)..................          Aust
Hampton Jubilee Pty Ltd(b)..........................          Aust
HTA Pty Ltd(b),(d)..................................          Aust
Hunter Resources Pty Limited(b),(e).................          Aust
Kalgoorlie Lake View Pty Ltd........................          Aust
LaSource Developpement SAS..........................         France
Lachlan Zinc Pty Ltd(b).............................          Aust

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

                                                              COUNTRY OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
Linfast Pty Ltd(b).....................................          Aust
Little River (Resources) Pty Ltd(b),(d)................          Aust
Macapa Pty Ltd(b)......................................          Aust
Martha Hill Gold Mines Limited(b)......................           NZ
Matlock Castellano Pty Ltd(b),(e)......................          Aust
Matlock Descanso Pty Ltd(b),(e)........................          Aust
Matlock Mining Pty Ltd(b),(e)..........................          Aust
Metal Traders Australasia Pty Ltd(b)...................          Aust
Metals Exploration Pacific Pty Ltd(b)..................          Aust
Millmerran Coal Pty Ltd(b).............................          Aust
Minera Normandy Argentina SA...........................        Argentina
Minera Normandy Chile Limitada.........................          Chile
Murchison Zinc Pty Ltd.................................          Aust
National Shareholder Services Pty Ltd(b)...............          Aust
NGF Limited............................................        Cayman Is
Nicron Resources (US) Pty Ltd(b).......................          Aust
NIM Australia Pty Ltd(b)...............................          Aust
NIM Overseas Pty Ltd(b)................................          Aust
Norkal Pty Ltd.........................................          Aust
Normandie Service SAS..................................         France
Normandy ACM Management Pty Ltd(b).....................          Aust
Normandy ACM Pty Ltd. .................................          Aust
Normandy Americas Holdings Limited.....................         Canada
Normandy Anglo Asian Pty Ltd(d),(b)....................          Aust
Normandy Anglo Pte Ltd(d)..............................        Singapore
Normandy Asia Pty Ltd(b)...............................          Aust
Normandy Asia (Philippines) Inc........................       Philippines
Normandy Boddington Holdings Pty Ltd...................          Aust
Normandy Boddington Investments Pty Ltd................          Aust
Normandy Boddington Pty Ltd............................          Aust
Normandy Capital Group Pty Ltd(b)......................          Aust
Normandy Carrington Pty Ltd(b).........................          Aust
Normandy Cayman Hold Co Inc............................        Cayman Is
Normandy Central Pty Ltd(b)............................          Aust
Normandy Chile Holdings................................        Cayman Is
Normandy Company (Malaysia) Sdn Bhd....................        Malaysia
Normandy Consolidated Gold Holdings Pty Ltd............          Aust
Normandy Exploration Pty Ltd(b)........................          Aust
Normandy Finance Limited...............................          Aust
Normandy French Holdings SAS...........................         France
Normandy GMK Holdings Pty Ltd..........................          Aust
Normandy Gold Exploration Pty Ltd(b)...................          Aust
Normandy Gold Holdings Pty Ltd(b)......................          Aust
Normandy Gold Investments Pty Ltd(b)...................          Aust

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

                                                              COUNTRY OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
Normandy Gold Management Pty Ltd(b)....................          Aust
Normandy Gold Marketing & Finance Pty Ltd(b),(c).......          Aust
Normandy Gold Services Pty Ltd(b)......................          Aust
Normandy Gold Treasury Pty Ltd.........................          Aust
Normandy Golden Grove Operations Pty Ltd...............          Aust
Normandy Group Finance Limited.........................          Aust
Normandy Group Gold Pty Ltd(b).........................          Aust
Normandy Group Searches Pty Ltd(b).....................          Aust
Normandy Group Trading Pty Ltd(b)......................          Aust
Normandy GRPL Pty Ltd(b)...............................          Aust
Normandy Holdings BV...................................       Netherlands
Normandy Insurance Pte Ltd.............................        Singapore
Normandy International Exploration Pty Ltd(b)..........          Aust
Normandy International Group BV........................       Netherlands
Normandy International Holdings Pty Ltd................          Aust
Normandy Investments BV................................       Netherlands
Normandy Kaltails Pty Ltd(b)...........................          Aust
Normandy Latin America Holdings Inc....................        Cayman Is
Normandy Latin America Inc.............................         Canada
Normandy LaSource Kazakstan BV.........................       Netherlands
Normandy LaSource SA...................................         France
Normandy Lore Pty Ltd(b)...............................          Aust
Normandy Madencilik AS(c)..............................         Turkey
Normandy Metals Pty Ltd................................          Aust
Normandy Midas Operations Inc(d).......................           USA
Normandy Mildite Pty Ltd(b)............................          Aust
Normandy Minerals Pty Ltd(b)...........................          Aust
Normandy Mining Finance Pty Ltd........................          Aust
Normandy Mining Holdings Pty Ltd.......................          Aust
Normandy Mining Investments Pty Ltd(b).................          Aust
Normandy Mining Kazakstan Pty Ltd(b)...................          Aust
Normandy Mining Services (Canada) Inc..................         Canada
Normandy Mining Services Pty Ltd.......................          Aust
Normandy Mt Keith Pty Ltd(b)...........................          Aust
Normandy NGL Holdings Pty Ltd..........................          Aust
Normandy US Inc(d).....................................           USA
Normandy Overseas Holding Company Sdn Bhd..............        Malaysia
Normandy Pacific Energy Pty Ltd(b).....................          Aust
Normandy Pacific Pty Ltd(b)............................          Aust
Normandy Pajingo Pty Ltd...............................          Aust
Normandy Pastoral Pty Ltd(b)...........................          Aust
Normandy Pipelines Finance Pty Ltd(b)..................          Aust
Normandy Pipelines Pty Ltd(b)..........................          Aust
Normandy Power Pty Ltd.................................          Aust
Normandy PT Pty Ltd(b).................................          Aust

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

                                                              COUNTRY OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
Normandy Resources Ltd(b)..............................           UK
Normandy Shelf (No. 3) Pty Ltd(b),(d)..................          Aust
Normandy Spain Holdings SL(b)..........................          Spain
Normandy Treasury Pty Ltd(b)...........................          Aust
Normandy Wiluna Gold Pty Ltd(b),(e)....................          Aust
Normandy Wiluna Metals Pty Ltd(b),(e)..................          Aust
Normandy Wiluna Mines Pty Ltd(b),(e)...................          Aust
Normandy Woodcutters Pty Ltd(b)........................          Aust
Normandy Wownaminya Pty Ltd............................          Aust
Normandy Yandal Operations Limited(e)..................          Aust
North Kalgurli Mines Pty Ltd...........................          Aust
NP Kalgoorlie Pty Ltd..................................          Aust
Oberon Oil Pty Ltd(b)..................................          Aust
Orelia Pty Ltd(b)......................................          Aust
Pacific Minerals & Metals Pty Ltd(b),(f)...............          Aust
Pacific-Nevada Mining Pty Ltd(b),(d)...................          Aust
Pan Ocean Finance Pty Ltd(b),(f).......................          Aust
Pan Ocean Resources Pty Ltd(b).........................          Aust
Paringa Mining and Exploration Company Limited.........           UK
Perpleks Pty Ltd (b)...................................          Aust
Petrocarb Exploration Pty Ltd(b).......................          Aust
Phillip Creek Pastoral Co Pty Ltd(b)...................          Aust
Posor Pty Ltd(b).......................................          Aust
Posdale Pty Ltd(b).....................................          Aust
PT Normandy Indonesia..................................        Indonesia
Quotidian No. 117 Pty Ltd(b)(e)........................          Aust
Ranas Bruks AB.........................................         Sweden
Sanworth Pty Ltd(b)....................................          Aust
Sater Pty Ltd(b).......................................          Aust
Sharevest Pty Ltd(b)...................................          Aust
Shenreef Pty Ltd(b)....................................          Aust
Tennant Creek Pastoral Co Pty Ltd(b)...................          Aust
Utal Pty Ltd(b)........................................          Aust
Waihi Gold Mining Company Ltd..........................           NZ
Welcome Gold Mines Ltd.................................           NZ
Wirralie Gold Mines Pty Ltd.(b)........................          Aust
Yandal Gold Pty Ltd....................................          Aust
Yandal Gold Holdings Pty Ltd...........................          Aust
Martha Holdings Limited................................           NZ

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

                                                              COUNTRY OF
ENTITY                                                  INCORPORATION/FORMATION
------                                                  -----------------------
Waihi Financing Limited................................           NZ
Waihi Resources Limited................................           NZ
Waihi Mines Limited....................................           NZ



                                                                    OWNERSHIP%
                                                   COUNTY OF        -----------
PARTLY OWNED* ENTITY                        INCORPORATION/FORMATION 2001  2000
--------------------                        ----------------------- ----- -----
Australian Magnesium Corporation(d)........          Aust            62.4  36.9
  Australian Magnesium Investments Pty Ltd.          Aust           100.0 100.0
  Australian Magnesium Operations Pty Ltd..          Aust            95.0  95.0
  Enviromag (Marketing) Pty Ltd............          Aust           100.0 100.0
  MG Magnesium Pty Ltd.....................          Aust            95.0  95.0
  NIM Magmetal Pty Limited.................          Aust           100.0 100.0
  Penhale Investments Pty Ltd..............          Aust           100.0 100.0
  QMC Biotechnology Pty Ltd................          Aust            90.0  90.0
  QMC (Enviromag) Pty Ltd..................          Aust           100.0 100.0
  QMC Finance Pty Ltd......................          Aust           100.0 100.0
  QMC (Flamemag) Pty Ltd...................          Aust           100.0 100.0
  QMC Investments Pty Ltd..................          Aust           100.0 100.0
  QMC (Kunwarara) Pty Ltd..................          Aust           100.0 100.0
  QMC Refmag Pty Ltd.......................          Aust           100.0 100.0
  QMC Refmag (Financing) Pty Ltd...........          Aust           100.0 100.0
  Queensland Magnesia Pty Ltd..............          Aust           100.0 100.0
  Queensland Magnesia (Marketing) Pty Ltd..          Aust           100.0 100.0
  Stanwell Finance Pty Ltd.................          Aust           100.0 100.0
Banff Resources Ltd........................         Canada           85.6  85.6
  Kasese Cobalt Company Limited............         Uganda           63.0  63.0
Companie Minera LJB Normandy Peru SA.......          Peru            49.0  49.0
Comstaff Proprietary Limited(b)............          Aust            81.4  81.4
Golden Ridge Resources Ltd.................          Ghana           80.0  80.0
GPS Finance (No2) Pty Ltd(b)...............          Aust            66.7  66.7
GPS Finance Pty Ltd(b).....................          Aust            66.6  66.6
Hampton Australia Limited(a)...............          Aust           100.0 100.0
Kentau Exploration and Mining Co...........        Kazakstan         61.0  61.0
LaSource Bolivia Ltd.......................         Bolivia          99.0  99.0
Martha Mining Limited......................           NZ             33.5  33.5
Mayflower Gold Mines Pty Ltd...............          Aust            80.0  80.0
Minera LaSource Peru SA(a).................          Peru           100.0 100.0
Normandy Ghana Gold Ltd(c).................          Ghana           92.0  92.0
Normandy LaSource Resources Ltd............           UK             99.9  99.9

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


                                                                                 OWNERSHIP %
                                                                COUNTY OF        -----------
ENTITY                                                   INCORPORATION/FORMATION 2001  2000
------                                                   ----------------------- ----- -----
Normandy Mt Leyshon Limited.............................          Aust            76.4  76.4
 Balletto Pty Limited(b)................................          Aust           100.0 100.0
Normandy NFM Limited....................................          Aust            87.5  84.9
NP Finance (No2) Pty Ltd(b).............................          Aust            66.7  66.7
NP Finance Pty Ltd(b)...................................          Aust            66.6  66.6
Sociedade de Exploracao de Recursos Minieros Limitada(a)        Portugal         100.0 100.0
Societe des Mines D'lty.................................       Ivory Coast        51.0  51.0
Thracean Gold Mining....................................         Greece           80.0  80.0

   Ownership interest refers to the ownership interest held by the parent entity as listed immediately above the controlled entity.
--------
(a) Ownership percentage has been rounded up to 100 percent.
(b) These companies are classified as 'small' proprietary companies under the Corporations Act 2001 and, accordingly, are relieved from the requirement to prepare audited financial reports under the Corporations Act 2001.
(c) Entities which underwent a change of name during the year:

Normandy Shelf (No. 1) Pty Ltd to  Normandy Gold Marketing & Finance Pty Ltd
Normandy Shelf (No. 2) Pty Ltd to  Australian Gold Alliance Pty Ltd
Eurogold Madencilik AS         to  Normandy Madencilik AS
Centenary Gold Mining Ltd      to  Normandy Ghana Gold Ltd

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


(d) During the year the economic entity acquired and disposed of the following entities:

                                                                          PROPORTION
                                                      DATE OF             OF SHARES
ENTITY ACQUIRED                                     ACQUISITION    A$M    ACQUIRED %
---------------                                     ----------- --------- ----------
Australian Magnesium Corporation...................   26.7.00      49.7      25.5
  Australian Magnesium Investments Pty Ltd
  Australian Magnesium Operations Pty Ltd
  Enviromag (Marketing) Pty Ltd
  MG Magnesium Pty Ltd
  NIM Magmetal Pty Ltd
  Penhale Investments Pty Ltd
  QMC Biotechnology Pty Ltd
  QMC (Enviromag) Pty Ltd
  QMC Finance Pty Ltd
  QMC (Flamemag) Pty Ltd
  QMC Investments Pty Ltd
  QMC (Kunwarara) Pty Ltd
  QMC Refmag Pty Ltd
  QMC Refmag (Financing) Pty Ltd
  Queensland Magnesia Pty Ltd
  Queensland Magnesia (Marketing) Pty Ltd
  Stanwell Finance Pty Ltd
Little River (Resources) Pty Ltd...................  31.05.01      15.4     100.0
  HTA Pty Ltd
  Pacific-Nevada Mining Pty Ltd
Normandy Shelf (No. 2) Pty Ltd.....................    1.3.01        --     100.0
Normandy Shelf (No. 3) Pty Ltd.....................    1.3.01        --     100.0
Normandy US Inc....................................   31.5.01        --     100.0
Normandy Midas Operations Inc......................   31.5.01     317.8     100.0
Normandy Anglo Asian Pty Ltd.......................   31.3.01        --      50.0
Normandy Anglo Pte Ltd.............................   31.3.01        --      50.0
  Pt Horas Nauli
  PHU Bra Mining Ltd

                                                                PROFIT ON REMAINING
                                                      DATE OF   DISPOSAL   INTEREST
                                                     DISPOSAL      A$M      HELD %
                                                    ----------- --------- ----------
ENTITY DISPOSED
---------------
Hampton Gold Mining Areas Limited..................    1.7.00       3.5        --
Larvik Pigment (Asia Pacific) Sdn Bhd..............   31.1.01        (i)       --
Larvik Pigment (Australia) Limited.................   31.1.01        (i)       --
Larvik Pigment (Norway) AS.........................   31.1.01        (i)       --
Normandy Tennant Creek Pty Ltd.....................    8.6.01       7.5        --

(i) These companies were disposed of for a total profit on sale of A$4.1 million.

(e) These wholly owned controlled entities have entered into a deed of cross guarantee with Normandy Yandal Operations Limited pursuant to ASIC Class Order 98/1418 (as amended) dated 13 August 1998 and are relieved from the Corporations Act 2001 requirements for preparation, audit, and lodgement of financial reports.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   Normandy Yandal Operations Limited and its Controlled Entities represent a 'Closed Group' for the purposes of the Class Order, and as there are no other parties to the Deed of Cross Guarantee that are controlled by Normandy Mining Limited, they also represent the 'Extended Closed Group'.

(f) The entity has been deregistered since 30 June 2001.

29 JOINT VENTURE OPERATIONS

   The consolidated entity's interests in material unincorporated joint venture operations are as follows:

                                                                    % INTEREST
                                                                    ----------
NAME OF JOINT VENTURE OPERATIONS                                    2001  2000
--------------------------------                                    ----  ----
KCGM
-- Fimiston/Paringa Joint Venture.................................. 50.0  50.0
-- Kalgoorlie Mining Associates Joint Venture...................... 50.0  50.0
-- Mt Percy Joint Venture.......................................... 50.0  50.0
Boddington Gold Mine Joint Venture................................. 44.4  44.4
Goldfields Power Joint Venture..................................... 50.0  50.0
Goldfields Power Joint Venture Number Two.......................... 50.0  50.0
Kalgoorlie Tailings Retreatment Project Joint Venture.............. 90.0  90.0
Martha Hill Joint Venture.......................................... 28.4  28.4
Pajingo Joint Venture.............................................. 50.0  50.0

   These joint venture operations are involved in exploration and mining, except for the Goldfields Power Joint Ventures which are involved in the operation of a power station.

   The consolidated entity's interest in assets employed in the joint venture operations and in other exploration joint ventures which individually are not material, are included in the statements of financial position under the following classifications:

                                                                    2001  2000
                                                                    ----- -----
                                                                    A$M   A$M
CURRENT ASSETS
Cash assets........................................................   7.5   6.4
Receivables........................................................  10.5  29.5
Inventories........................................................  67.0  55.7
Other..............................................................  22.5   9.9
                                                                    ----- -----
                                                                    107.5 101.5
                                                                    ----- -----
NON-CURRENT ASSETS
Receivables........................................................   0.7   0.7
Exploration and evaluation expenditure.............................  40.3  40.4
Property, plant and equipment...................................... 277.9 340.7
Other..............................................................  24.8  21.7
                                                                    ----- -----
                                                                    343.7 403.5
                                                                    ----- -----
   TOTAL ASSETS.................................................... 451.2 505.0
                                                                    ===== =====

SHARE OF CAPITAL COMMITMENTS AND CONTINGENT LIABILITIES

   The consolidated entity's share of joint venture operations capital expenditure commitments at balance date was A$19.8 million (2000: A$12.8 million) and of contingent liabilities was A$15.8 million (2000: A$15.7 million).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


30 JOINT VENTURE ENTITIES

   The consolidated entity has a significant non-controlling interest in the following joint venture entities:

                                                            BENEFICIAL INTEREST
                                                            -------------------
NAME OF JOINT VENTURE ENTITY AND PRINCIPAL ACTIVITY           2001      2000
---------------------------------------------------         ----      ----
                                                               %         %
Australian Magnesium Investments Pty Ltd (iii) Investment..   --      50.0
BRGM Perou SAS (ii) Mining Investment......................   --      49.0
Campagnie Miniere Internationale Or SA (ii) Mining
  Investment...............................................   --      49.0
TVX Normandy Americas (Canada) Inc. (i) Gold Mining........ 49.9      49.9
TVX Normandy Americas (Cayman) Inc. (i) Gold Mining........ 49.9      49.9

--------
(i)    Balance date 31 December.
(ii) During the year the consolidated entity disposed of its interest in this entity.
(iii) During the year this entity was consolidated into the consolidated entity for the first time.

   These joint venture entities are involved in exploration and mining.

EQUITY ACCOUNTED INVESTMENT

                                                               CONSOLIDATED
                                                               ------------
                                                               2001   2000
                                                               -----  -----
                                                               A$M    A$M
MOVEMENTS IN CARRYING AMOUNT OF JOINT VENTURE ENTITIES
Carrying amount at the beginning of the financial year........ 370.4  418.5
Share of operating profits/(losses) after income tax..........  (0.6)   7.4
Share of dividend income......................................    --  (19.3)
Pre-acquisition dividends..................................... (42.6)    --
Acquisition of additional interest in joint venture entities..    --    2.1
Disposal of interest in joint venture entities................ (83.2) (38.3)
                                                               -----  -----
Carrying amount at the end of the financial year.............. 244.0  370.4
                                                               =====  =====

SUMMARISED FINANCIAL POSITION OF JOINT VENTURE ENTITIES

SHARE OF ASSETS AND LIABILITIES
Current assets..............................................   59.9    89.8
Non-current assets..........................................  351.2   321.5
Current liabilities.........................................   17.0    52.8
Non-current liabilities.....................................   92.0    53.9
                                                             ------  ------
SHARE OF OPERATING PROFIT
Revenue from ordinary activities............................  104.8   171.6
Expenses from ordinary activities........................... (106.7) (162.5)
                                                             ------  ------
Profit/(loss) from ordinary activities before income tax....   (1.9)    9.1
Income tax (expense)/benefit relating to ordinary activities    1.3    (1.7)
                                                             ------  ------
Net profit/(loss)...........................................   (0.6)    7.4
                                                             ======  ======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


                                                                  CONSOLIDATED
                                                                  -----------
                                                                  2001  2000
                                                                  ----  -----
                                                                  A$M   A$M
 SHARE OF RESERVES
 Accumulated losses
    at the beginning of the financial year....................... (0.3) (10.4)
    at the end of the financial year............................. (0.6)  (0.3)
 Asset revaluation reserve
    at the beginning of the financial year.......................  1.9    1.9
    at the end of the financial year.............................   --    1.9

31 ASSOCIATED ENTITIES

   The consolidated entity has a significant non-controlling interest in the following entities:

                                                                      CARRYING
                                                  BENEFICIAL INTEREST  AMOUNT
                                                  ------------------- ---------
NAME OF ASSOCIATED ENTITY AND PRINCIPAL ACTIVITY   2001       2000    2001 2000
------------------------------------------------  -----      -----    ---- ----
                                                    %          %      A$M  A$M
Australian Magnesium Corporation Limited (i)
--Mining of industrial minerals..................  --        36.9      --  76.4

--------
(i) Australian Magnesium Corporation Limited ("AMC") became a controlled entity from 26 July 2000. Share of results reflects the period AMC was an associated entity.

CONSOLIDATED ENTITY'S SHARE OF RESULTS ATTRIBUTABLE TO ASSOCIATES:

                                                             CONSOLIDATED
                                                            -------------
                                                            2001    2000
                                                            -----  ------
                                                            A$M     A$M
Operating profit(loss) before income tax...................  (4.4)  (66.2)
Income tax (expense)/benefit...............................    --    18.6
                                                            -----  ------
Operating profit/(loss) after income tax...................  (4.4)  (47.6)
                                                            =====  ======
SHARE OF POST-ACQUISITION ACCUMULATED LOSSES ATTRIBUTABLE
  TO ASSOCIATES:
Accumulated losses attributable to associates at the
  beginning of the financial year.......................... (25.3)  (63.5)
Share of net profit/(loss) of associates...................  (4.4)  (47.6)
Dividends from associates..................................    --      --
Share of retained earnings on consolidation................  29.7    85.8
                                                            -----  ------
Losses attributable to associates at the end of the
  financial year...........................................    --   (25.3)
                                                            =====  ======
MOVEMENTS IN CARRYING AMOUNTS OF INVESTMENTS IN ASSOCIATES:
Carrying amount at the beginning of the financial year.....  76.4   200.1
Acquisitions at cost.......................................    --    71.8
Former associates now consolidated......................... (72.0) (147.9)
Share of operating profits/(losses) after income tax.......  (4.4)  (47.6)
                                                            -----  ------
Carrying amount at the end of the financial year...........    --    76.4
                                                            =====  ======
SUMMARISED FINANCIAL POSITION OF ASSOCIATES:
Net profits/(losses) after income tax......................    --   (17.8)
Assets.....................................................    --   189.7
Liabilities................................................    --    73.7

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


32 FINANCIAL INSTRUMENTS

  (A) OBJECTIVES OF DERIVATIVE FINANCIAL INSTRUMENTS

   The consolidated entity employs derivative financial instruments, including forward sales contracts, option contracts, swaps and forward rate agreements to manage risk emanating from actual exposures to commodity price risk, foreign exchange risk and interest rate risk. The consolidated entity does not trade derivative financial instruments.

  (B) GOLD HEDGING

   The consolidated entity maintains hedging positions to provide certainty over future cash flows and protect revenue against periods of falling prices.

   As at 30 June 2001, the consolidated entity had committed to the following types of hedging contracts:

FORWARD SALES CONTRACTS

   Gold forward sale contracts outstanding are of two types--outright forwards with a floating gold leasing rate and short term rolling contracts.

   Under an outright forward the forward price for the gold sale is fixed at the time of entering into the contract. Gold leasing fees are charged for the life of the contract and are set on a periodic basis at the discretion of the consolidated entity. The net price realised is the fixed contract price net of accrued gold leasing fees (paid at maturity of the contract).

   Under a short term rolling contract a spot transaction has been entered into and is being rolled periodically, with the new contract price being calculated on a net contango basis at each maturity date.

   The 90 day gold lease rate and the 12 month gold lease rate at 30 June 2001 were 1.66% and 1.99% respectively (2000: 0.88% and 1.51%). Over the 12 months to 30 June 2001 the 90 day lease rate has been in the range 0.58% to 4.23% (2000: 0.62% to 9.14%) and averaged 1.29% (2000: 1.876%) and the 12 month lease rate has been in the range 1.25% to 2.69% (2000: 1.30% to 6.56%) and averaged 1.61% (2000: 2.29%).

   The consolidated entity normally settles gold forward sale contracts by delivery of the underlying commodity.

OPTIONS

   If exercised, gold put options are normally settled by delivery of gold.

FORWARD RATE AGREEMENTS

   Forward rate agreements are used to fix future gold leasing rate exposures resulting from the outright forward positions described above. The agreements swap floating gold leasing rates for fixed rates with the transaction net settled at maturity in gold ounces.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (C) BASE METALS HEDGING

   Outright forward contracts and participating forward contracts have been entered into by the consolidated entity.

FORWARD SALES CONTRACTS

   Base metals contracts are net settled against the average price of the pricing month of the physical shipment (in US dollars). A net amount is paid or received by the consolidated entity.

FOREIGN EXCHANGE CONTRACTS

   Outright forward sales contracts are entered into to hedge US dollar receipts associated with base metals activities.

OPTIONS

   If exercised, base metals put and call options are net settled against monthly market averages.

   The costs of entering into these contracts and any realised or unrealised gains or losses are deferred until the underlying shipment occurs. The gains and losses deferred as at balance date and the periods to which they relate are set out in the table.

  (D) HEDGING OF OTHER COMMITMENTS DENOMINATED IN FOREIGN CURRENCIES

   Contracts to purchase and sell foreign exchange are entered into to hedge certain commitments denominated in foreign currencies.

  (E) CREDIT RISK

   The consolidated entity is exposed to credit related losses in the event of non-performance by counterparties (banks) with respect to the financial instruments; however exposures to individual counterparties are limited in accordance with policy set by the Board.


   The maximum credit risk on financial assets, which have been recognised on the balance sheet, other than investments in shares, is generally the carrying amount of the asset. For off balance sheet financial assets which are deliverable, including derivatives, credit risk also arises from the potential failure of counterparties to meet their obligations under the respective contracts at maturity. A material exposure arises from gold hedging and the consolidated entity is exposed to loss in the event that counterparties fail to settle on contracts, which are favourable to the consolidated entity. Unrealised gains on these contracts, net of master netting agreements, at balance date are A$178.8 million (2000: A$73.3 million). In order to mitigate these risks, the Board has approved a list of banks as appropriate counterparties, all rated A- or better by Standard and Poors.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

32 FINANCIAL INSTRUMENTS (CONT.)

                           2001-2002    2002-2003    2003-2004     2004-2012       TOTAL
                          ------------ ------------ ------------ ------------- -------------
                           QTY    AVG   QTY    AVG   QTY    AVG   QTY     AVG   QTY     AVG
 PRECIOUS METALS HEDGING  HEDGED PRICE HEDGED PRICE HEDGED PRICE HEDGED  PRICE HEDGED  PRICE
 -----------------------  ------ ----- ------ ----- ------ ----- ------  ----- ------  -----
                          ('000  (PER  ('000  (PER  ('000  (PER  ('000   (PER  ('000   (PER
  AS AT 30 JUNE 2001       OZ)    OZ)   OZ)    OZ)   OZ)    OZ)   OZ)     OZ)   OZ)     OZ)
FORWARD SALE CONTRACTS
Gold outright forwards
  ($A sold).............. 1,241    552 1,587   574    986   603   3,510   636   7,324   604
  ($US sold).............    --     --    --    --     --    --     175   494     175   494
Silver outright forwards
  ($A sold).............. 1,307   8.08   408  7.83     65  7.87      --    --   1,780  8.02
  ($NZ sold).............   317  10.13   297  9.42    232  9.53      --    --     846  9.72
OPTIONS
Gold option positions
  (bought $A put)........   619    542   167   549      9   572     468   599   1,263   564
  (bought EUR put).......    --     --    --    --     --    --      --    --      --    --
  (bought $US put).......   133    299   128   299    130   299     347   343     738   320
  (convertible $A put)...    --     --    --    --     --    --   1,736   646   1,736   646
AGGREGATE DEFERRED LOSSES
 (A$M)................... (17.9)       (44.2)       (25.9)       (338.4)       (426.4)

                           2000-2001    2001-2002    2002-2003     2003-2010       TOTAL
                          ------------ ------------ ------------ ------------- -------------
                           QTY    AVG   QTY    AVG   QTY    AVG   QTY     AVG   QTY     AVG
 PRECIOUS METALS HEDGING  HEDGED PRICE HEDGED PRICE HEDGED PRICE HEDGED  PRICE HEDGED  PRICE
 -----------------------  ------ ----- ------ ----- ------ ----- ------  ----- ------  -----
                          ('000  (PER  ('000  (PER  ('000  (PER  ('000   (PER  ('000   (PER
  AS AT 30 JUNE 2000       OZ)    OZ)   OZ)    OZ)   OZ)    OZ)   OZ)     OZ)   OZ)     OZ)
FORWARD SALE CONTRACTS
Gold outright forwards
  ($A sold).............. 1,407    529 1,189   557    980   594   4,200   610   7,776   585
  ($NZ sold).............    14    634    --    --     --    --      --    --      14   634
  (EUR sold).............    13    301    --    --     --    --      --    --      13   301
  ($US sold).............    --     --    --    --     --    --     175   494     175   494
Silver outright forwards
  ($A sold)..............    78   8.05    56  7.97     79  7.92      36  7.94     249  7.97
  ($NZ sold).............   585  10.03    --    --    297  9.42     232  9.53   1,114  9.76
OPTIONS
Gold option positions
  (bought $A put)........   612    499   303   537    164   557     607   599   1,686   547
  (bought EUR put).......    13    280    --    --     --    --      --    --      13   280
  (bought $US put).......   129    299   132   299    128   301     477   291     866   295
  (convertible $A put)...    62    569    74   575    200   576   2,050   630   2,386   622
(bought $A call)(i)......   230    504    --    --     --    --      --    --     230   504
(sold $A call)(i)........     4    640    45   545     46   550     525   547     620   548
(sold EUR call)(ii)......    13    335    --    --     --    --      --    --      13   335
AGGREGATE DEFERRED LOSSES
 (A$M)................... (38.6)       (17.9)       (19.3)       (187.6)       (263.4)

--------
(i) Bought gold $A call options are matched against gold outright forwards ($A sold) to create synthetic put options.
(ii) The majority of sold gold call options are matched against bought gold put options to create collar structures.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


                                  2001-2002        2002-2003        2003-2004        2004-2005          TOTAL
                               ---------------- ---------------- ---------------- ---------------- ----------------
                                 QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG
BASE METALS HEDGING             HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE
-------------------            -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
     AS AT 30 JUNE 2001        (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T)
FORWARD SALE CONTRACTS
Copper sale contracts outright
 forwards ($US sold)..........  2,150    1,855      --       --      --       --      --       --   2,150    1,855
OPTIONS
Zinc sale contracts outright
 forwards ($US sold)..........  1,500    1,180      --       --      --       --      --       --   1,500    1,180

                                 A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE
FORWARD EXCHANGE CONTRACTS
Sell US dollars--buy
 Australian dollars...........  108.7   0.6663    99.3   0.6549    42.0   0.6474    52.9   0.6320   302.9   0.6540
AGGREGATE DEFERRED GAINS/
 (LOSSES) (A$M)...............  (33.0)           (28.2)           (10.9)           (11.8)           (83.9)

                                  2001-2001        2001-2002        2002-2003        2003-2010          TOTAL
                               ---------------- ---------------- ---------------- ---------------- ----------------
                                 QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG
BASE METALS HEDGING             HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE
-------------------            -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
     AS AT 30 JUNE 2000        (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T)
FORWARD SALE CONTRACTS
Copper sale contracts outright
 forwards ($US sold)..........    425    2,092      --      --       --      --       --      --      425    2,092
Zinc sale contracts outright
 forwards ($US sold)..........  3,575    1,161      --      --       --      --       --      --    3,575    1,161
OPTIONS
Copper option positions
  (bought $US put)............    775    1,720      --      --       --      --       --      --      775    1,720
  (sold $US call)* (i)........    775    1,960      --      --       --      --       --      --      775    1,960

                                 A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE
FORWARD EXCHANGE CONTRACTS
Sell US dollars--buy
 Australian dollars...........  105.6     0.68   112.5    0.67    116.8    0.66     75.2    0.63    410.1     0.66
AGGREGATE DEFERRED LOSSES
 (A$M)........................   (8.6)            (9.5)           (12.0)            (9.8)           (39.9)

--------
(i) Sold copper $US call options are matched against bought copper $US put options to create collar structures.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001

32 FINANCIAL INSTRUMENTS (CONT.)

  (F) INTEREST RATE RISK

   The consolidated entity's exposure to interest rate risk at 30 June 2001 is set out below:

                                                FIXED INTEREST MATURING IN
                                               -----------------------------

                                      FLOATING  LESS                 GREATER   NON-
                                      INTEREST  THAN                  THAN   INTEREST
                                        RATE   1 YEAR      1-5 YEARS 5 YEARS BEARING   TOTAL
                                      -------- ------      --------- ------- -------- -------
FINANCIAL ASSETS
Cash assets..........................  239.4                                            239.4
Bank bills...........................           65.8                                     65.8
Gold bullion.........................                                          39.6      39.6
Receivables..........................           24.9                  106.0   139.0     269.9
Investments..........................                                         338.7     338.7
                                       -----   -----         -----    -----   -----   -------
                                                                                        953.4
Weighted average interest rate (%)...    4.4     6.1                    3.0      --
FINANCIAL LIABILITIES
Trade creditors......................                                         249.8     249.8
Bank overdrafts and bank loans.......  102.1   206.0                                    308.1
Gold denominated debt................
US dollar guaranteed notes...........          417.7           125    333.0             875.7
Other borrowings.....................   70.4    32.8                                    103.2
Other liabilities....................
                                       -----   -----         -----    -----   -----   -------
                                                                                      1,536.8
Weighted average interest rate (%)...   5.09    5.87          8.61     7.97      --
                                       =====   =====         =====    =====   =====   =======
   The consolidated entity's exposure to interest rate risk at 30 June 2000 is set out below:
FINANCIAL ASSETS
Cash assets..........................  101.5    34.8                           16.4     152.7
Bank bills...........................           69.4                                     69.4
Gold bullion.........................                                          23.3      23.3
Receivables..........................   15.9    76.1          22.7    103.6   183.0     401.3
Investments..........................                                         585.6     585.6
                                       -----   -----         -----    -----   -----   -------
                                                                                      1,232.3
Weighted average interest rate (%)...   5.45    6.30          9.25     3.00
FINANCIAL LIABILITIES
Trade creditors......................                                         159.9     159.9
Bank overdrafts and bank loans.......          636.0                            5.4     641.4
Gold denominated debt................                                           5.0       5.0
US dollar guaranteed notes...........  141.8   303.2         100.0    330.9             875.9
Other borrowings.....................    3.8                                   26.1      29.9
Other liabilities....................                                          87.3      87.3
                                       -----   -----         -----    -----   -----   -------
                                                                                      1,799.4
Weighted average interest rate (%)...   2.70    7.31          7.45     6.73      --
                                       =====   =====         =====    =====   =====   =======

--------
Amounts are disclosed net of provisions.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


  (G) NET FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

   (I) RECORDED ON STATEMENT OF FINANCIAL POSITION

   The net fair value of cash and cash equivalents and non-interest bearing monetary financial assets and financial liabilities of the consolidated entity approximates their carrying value.

   The net fair value of other monetary financial assets and financial liabilities is based upon market prices where a market exists or by discounting the expected future cash flows by the current interest rates for assets and liabilities with similar risk profiles.

   Listed equity investments have been valued by reference to market prices prevailing at balance date.

   The carrying amounts of all financial assets and financial liabilities approximate net fair value, with the following exceptions:

   The market value of listed investments as at 30 June 2001 is A$6 million (2000: A$86.8 million). The carrying amount of A$6.3 million has not been reduced as it does not exceed recoverable amount.

   (II) NOT RECORDED ON STATEMENT OF FINANCIAL POSITION

   Commodity forward sale contracts, foreign exchange contracts, options and swaps have been valued at the mark-to-market gain or loss, which would arise if the contract were terminated at balance date. These values are disclosed under "Gold hedging", "Base metals hedging" and "Other commitments denominated in foreign currencies" above.

33 CONTINGENT LIABILITIES

  (A) GUARANTEES AND INDEMNITIES

   The consolidated entity has given bank guarantees totalling A$56.8 million (2000: A$48.8 million) to banks, mining departments and other public utilities.

   Normandy Mining Limited and several of its wholly-owned entities have guaranteed a A$650 million multi-option, revolving facility provided by a syndicate of banks to Normandy Group Finance Limited, a wholly owned entity of Normandy Mining Limited. At 30 June 2001, the facility was drawn down by A$200 million (2000: A$170 million).

   Normandy Mining Limited and a number of wholly owned entities have guaranteed the obligations of Normandy Mining Finance Limited pursuant to the issue of US$250 million guaranteed unsecured notes.

   Normandy Mining Limited and several of its wholly owned entities have provided guarantees over a fully drawn financing facility totalling A$38.6 million (2000: A$44.1 million) and foreign currency hedging facilities that a syndicate of banks has provided on behalf of Australian Magnesium Corporation Limited ("AMC"), formerly Queensland Metals Corporation Limited. Of the foreign currency hedging facilities totalling a face value of US$155 million (2000:
US$155 million) US$124.5 million (2000: US$149 million) is utilised and has a marked to market deficiency of A$73.6 million as at 30 June 2001 (2000: A$37.4 million).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   Normandy Mining Limited and AMC have jointly and severally agreed to indemnify The Ford Motor Company ("Ford") in respect of an obligation of AMC to reimburse, in certain circumstances, part or all of the US$30 million investment provided by Ford in the Magmetal project. As a result of the transactions completed during the year 2000, AMC has indemnified Normandy Mining Limited in respect of liability under this arrangement in two of the four circumstances in which Normandy Mining Limited may be liable to Ford.

   Kasese Cobalt Company Limited, a controlled entity, has arranged loan finance agreements for US$50.7 million with a syndicate of banks. Normandy Mining Limited has provided a guarantee over the facility to the syndicate of banks.

   Normandy Mining Limited has guaranteed the obligations of Kasese Cobalt Company Limited in relation to a Cobalt Floor Price Support Agreement with Royal Bank of Scotland.

   Controlled entities have provided indemnities to third parties relating to the sale of wholly owned entities of Normandy Mining Limited.

   Normandy Mining Limited and several of its wholly owned entities have guaranteed the obligations of a wholly owned entity both to Esso Australia Resources Limited and SG Australia Limited. The guarantee is in relation to the deferred purchase consideration obligations of the wholly owned entity for the purchase of an additional 35 percent interest in the Golden Grove Joint Venture from Esso Australia Resources Limited. The discounted liability of A$6.1 million (2000: A$12.2 million) is included in payables in the consolidated statements of financial position.

   Wholly owned entities have provided guarantees over the treasury obligations of other wholly owned entities. As at 30 June 2001, the aggregate marked to market deferred loss in respect of these obligations is A$510.3 million (2000:
A$303.3 million). Normandy Mining Limited has provided guarantees over the foreign exchange and base metal hedging obligations of various wholly owned entities.

   Normandy Mining Limited has given written confirmation of its present intention to support the operation of certain wholly owned entities which have a net asset deficiency.

   In an action brought by ASIC against Yandal Gold Pty Ltd, the Federal Court found the defendants to have committed various breaches of the Corporations Act 2001 and ordered payment by Edensor Nominees Pty Ltd ("Edensor") to ASIC of A$28.5 million for distribution to former Normandy Yandal Operations Limited shareholders. An appeal by Edensor to the Full Court of the Federal Court, to which Normandy became a party on the application of ASIC, was allowed on the basis that the Federal Court lacked jurisdiction to make the order. This decision was appealed to the High Court, which overturned the Full Federal Court decision. The High Court held that the Federal Court did have jurisdiction to hear and determine the matter and make orders under the Corporations Act 2001. The High Court has sent the matter back to the Full Federal Court to determine Edensor's appeal on the merits. Prior to the Federal Court appeal and in order to get a stay in enforcement of the original judgement, Normandy paid A$28.5 million into Court and Edensor agreed to bear half this amount if it was paid out of Court to former Normandy Yandal Operations Limited shareholders. Following the High Court appeal, the amount paid into Court has been recovered, but if the Full Federal Court determines Edensor's appeal against Edensor, the consolidated entity will be obliged to pay that amount plus interest to ASIC. Edensor remains bound to the consolidated entity to bear half that amount.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   During the year Normandy Mining Limited provided a A$90.0 million contingent equity commitment under which AMC may call upon Normandy Mining Limited to subscribe for AMC shares in the event that the Stanwell Magnesium Project does not achieve certain specified production and operating criteria by no later than September 2006.

  (B) DISPUTES

   A dispute exists between Thiess Contractors Pty Ltd ("Thiess") and Normandy Golden Grove Operations Pty Ltd ("NGGO"), a wholly owned entity, in respect of a claim for additional and unexpected costs arising from the development of the Gossan Hill Project decline. Conciliation procedures have failed to resolve the dispute. Thiess claimed approximately A$11 million in damages. NGGO has made a counterclaim of A$0.9 million and made an offer of A$2.1 million. Litigation in the Supreme Court of Western Australia is proceeding.

   Disputes exist between a controlled entity, Banff Resources Ltd, and a third party in respect of a claim for part-ownership in the Kilembe mine. The third party has lodged a claim for specific performance and damages with courts in Uganda and Canada. The disputes are currently awaiting hearing and the controlled entity intends to defend the action.

   Orica Australia Limited has commenced proceedings against a former controlled entity Normandy Industrial Minerals Limited ("NIML"), in respect of the supply of sand used in the manufacture of paints. A controlled entity has indemnified the purchaser of NIML in respect of this claim.

   Disputes exist between a controlled entity and contractors in respect of the Kasese Cobalt project. Claims have been lodged by contractors for additional payment in respect of extensions of time and additional costs. Claims have either been settled, or are subject to arbitrary proceeding, or are being evaluated.

  (C) OTHER

   Normandy Mining Limited provided a guarantee to the Commonwealth Bank of Australia relating to the sale for an amount of A$5 million, amortising to nil over a period of 10 years from 1999.

   Normandy Mining Limited has agreed to make an additional payment of US$8 million to Inmet Mining Corporation, in relation to the purchase of its interest in Autin Investments B.V., contingent upon certain conditions relating to construction of mine facilities at Perama Hill being met. Normandy Mining Limited has agreed to make an additional payment of US$3.6 million to Inmet Mining Corporation in relation to the purchase of its interest in Autin Investments BV, contingent upon certain conditions relating to production at the Ovacik Mine being met.

   A wholly owned entity has agreed to purchase all the shares in Normandy Anglo Pte Ltd and Normandy Anglo Asia Pty Ltd from Amcorp Exploration (South-East Asia) Limited (Amcorp) under the following terms and conditions, US$1.5 million paid upon the completion of a Bankable Feasibility Study, US$2.5 million paid upon the commencement of commercial production in a designated area, US$2.50 per ounce for the first 200,000 ounces sold by Normandy and thereafter US$5.00 for every ounce sold by Normandy after the initial 200,000 ounces. Normandy Mining Limited has also contracted to make payments for exploration based on the production and exploration results of a controlled entity.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


34 COMMITMENTS

                                                               CONSOLIDATED
                                                          -----------------------
                                                              2001        2000
                                                             -----       -----
                                                              A$M         A$M
COMMITMENTS NOT OTHERWISE PROVIDED FOR IN THE
  FINANCIAL STATEMENTS AT BALANCE DATE:

CAPITAL EXPENDITURE
Payable not later than 1 year............................  21.5         26.5
Later than 1 year and not later than 5 years.............    --          0.2
                                                             -----       -----
                                                           21.5         26.7
                                                             =====       =====
NON-CANCELLABLE OPERATING LEASES
Payable not later than 1 year............................   9.5          9.8
Later than 1 year and not later than 5 years.............  34.1         34.4
Later than 5 years.......................................   5.7         13.5
                                                             -----       -----
                                                           49.3         57.7
                                                             =====       =====

   The operating lease commitments include a 7 year lease of various open pit mining and auxiliary equipmentat the Kalgoorlie operations. The lease commitments are subject to change if interest rates are different to thatassumed in the lease model.

EXPLORATION AND MINERAL LEASES (I)
Payable not later than 1 year............................  19.8         45.4
Later than 1 year and not later than 5 years.............  47.5         98.8
Later than 5 years.......................................   0.1         12.0
                                                             -----       -----
                                                           67.4        156.2
                                                             =====       =====
OTHER COMMITMENTS (II)
Payable not later than 1 year............................  33.5         28.1
Later than 1 year and not later than 5 years............. 108.5         88.4
Later than 5 years.......................................  33.7         44.3
                                                             -----       -----
                                                          175.7        160.8
                                                             =====       =====

--------
(i) The consolidated entity has certain obligations to perform minimum exploration work and expend minimum amounts of money in order to maintain rights of tenure over mining and exploration tenements. The annual minimum expenditure will vary from time to time due to the acquisition or relinquishment of licences or mining department variations of the commitment levels by the various mining departments.
(ii) The consolidated entity has entered into agreements with public utilities under which they supply electricity in several states. Pursuant to those agreements, the entities concerned are liable, or severally liable in the case where a joint venture exists, to pay the respective public utility a line charge for the service. The consolidated entity has also entered into an agreement for minimum use of Goldfields Gas Transmission capacity, equivalent to a total of A$102.3 million to 2008.

   During the year, a controlled entity provided a US$1 million (2000: US$150 million) committed debt and hedging facility to TVX Cayman Inc. ("TVX"), a controlled entity of TVX Gold Inc. Drawdowns under the facility are subject to normal commercial lending covenants. The facility is currently undrawn.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   The consolidated entity has commitments for the payment to Mr RJ Champion de Crespigny of salaries and other remuneration under a ten-year employment contract commencing from 1 July 1999. Obligations arising under this contract are recognised as an expense, and included in Directors' and Executives' remuneration, as services are provided to the consolidated entity under the contract. The contract provides for future payments recognising performance, plus an incentive arrangement based on growth in value of the consolidated entity's investments in the Americas above an agreed benchmark.

   Total annual payments under the contract are capped at A$3.5 million. During the year, no performance or incentive payments were made but, at 30 June 2001, the economic entity recognised A$1.5 million (2000:A$1.5 million) as an expense by providing pro-rata for the minimum amount due under the ten-year term. As at 30 June 2001, the total accrued was A$3.0 million (2000: A$1.5 million).

   These commitments will be met out of the surplus cash generated by existing operations.

35 RECEIVABLES AND PAYABLES DENOMINATED IN FOREIGN CURRENCIES

   The Australian dollar equivalents of foreign currency receivables and payables included in the financial statements, which are not effectively hedged, are as follows:

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2001  2000
                                                                  -----  -----
                                                                   A$M   A$M
BORROWINGS
CURRENT
--US Dollars (i).................................................  39.2   33.4
NON-CURRENT
--U S Dollars (ii)............................................... 227.9  193.5
                                                                  =====  =====

--------
(i) Represents the unhedged portion of the US$40.0 million loan facility in respect of the Ovacik mine, net of the US$20.0 million cash deposit being held as security for the loan (2000: A$33.4 million), translated at an exchange rate of AS1.00: US$0.51 (2000: A$1.00: US$0.60).
(ii) Represents the unhedged potion of the US$300.0 million senior unsecured notes (see Note 18).

36 EMPLOYEE ENTITLEMENTS

Accrued wages and salaries.......................................   0.6   2.3
PROVISION FOR EMPLOYEE ENTITLEMENTS
--Current (Note 19)..............................................  31.7  18.3
Non-current (Note 19)............................................  12.5   9.7
                                                                  ----- -----
                                                                   44.8  30.3
                                                                  ===== =====

EMPLOYEE NUMBERS                                                  2001  2000
----------------                                                  ----- -----
Number of employees at the end of financial year................. 2,613 2,760
                                                                  ===== =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


THE EMPLOYEE SHARE INVESTMENT PLAN

   The Company's Employee Share Investment Plan was approved by special resolution at the annual general meeting of the Company held on 26 November 1991.

   Under this plan employees of the consolidated entity are eligible to acquire an annual allocation of 2,000 fully paid ordinary shares after one year of service which rises to 5,000 shares after three years service. The shares are offered at a price determined by the Board (at a discount of up to 5 percent of the prevailing market price) and employees may elect to pay cash for the shares or apply for a loan from the parent entity. Such loans are repayable over a maximum period of 10 years at a concessional rate of interest which is currently 4 percent. Shares issued under the scheme are non-transferable for a period of one year from the date of issue after which time an application is made for official quotation of the shares.

   DETAILS OF SHARES OFFERED AND ISSUED TO EMPLOYEES UNDER THE PLAN ARE AS
                                                                       FOLLOWS:

                                              2001         2000     PLAN TO DATE
                                          ------------- ----------- ------------
Offer date...............................    4 Dec 2000  9 Nov 1999
Total shares offered.....................     5,763,000   7,718,000  32,479,000
Number of eligible employees.............         1,448       1,864
Offer price..............................        A$0.86      A$1.11
Acceptance required by...................   17 Jan 2001 14 Jan 2000
Shares issued............................     1,453,350     484,300   5,257,614
Number of employees to whom shares were
  issued.................................           381         138
Issue date...............................   31 Jan 2001 31 Jan 2000
Consideration received................... A$  1,249,881   A$537,573 A$6,542,735
Market value of the shares on date of
  issue.................................. A$  1,380,682   A$503,672 A$7,137,989

   The market price of a Normandy Mining Limited ordinary share at 30 June 2001 was A$1.24 (2000: A$0.90).

   The issue price of shares issued under the plan is recognised as issued capital at the date of issue. Amounts recognised in relation to the year ended 30 June were as follows:

                                                                 2001  2000
                                                                 ----- -----
                                                                 A$000 A$000
Issued capital.................................................. 1,258  538

   At 30 June 2001 loans arising from the Employee Share Investment Plan to employees who are also Directors of controlled entities totaled A$38,943 (2000:
A$39,613). Loans totaling A$20,640 were made during the year to R Greenslade, D Hillier, C Swensson, P Dowd, KG Williams, C O'Connor (2000: A$5,550--M Nossal). Instalments and repayments totalling A$30,166 were made during the year by R Auld, T Cutbush, J Fehon, P Hastie, R Greenslade, D Hillier, M Nossal, S Sherwood, C Swensson, P Dowd, KG Williams, C O'Connor (2000: A$23,825--R Auld, ST Carty, T Cutbush, A de Vere, J Fehon, R Greenslade, P Hastie, I Hershman, D Hillier, M Nossal, S Sherwood, D Smith and C Swensson).

EXECUTIVE SHARE INCENTIVE PLAN

   The Company's Executive Share Incentive Plan was approved by special resolution at the annual general meeting of the Company held on 26 October 1998.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


36 EMPLOYEE ENTITLEMENT (CONT.)

   Under this plan Executive Directors, Executives and Employees of the Company and associated entities may be eligible, at the discretion of the Board, to an allocation of rights to unlisted options. These rights vest once certain performance hurdles are met. During and since the end of the financial year an aggregate of 4,112,500 options over shares in Normandy Mining Limited were granted.

   Options are granted for nil consideration. Each option carries a right to subscribe for one ordinary share in the Company in certain periods. The exercise price of the option is the weighted average market per share during the 60 trading days prior to the date of acceptance of the rights to options, less the total amount of dividend per share. The dividend per share is calculated as the higher of the actual dividend per share for the period from the date of acceptance of the rights to options and the exercise date, and the average dividend per share paid by the Company for the 3 years preceding. The minimum exercise price is A$1.00. An application is made for official quotation of the shares at the time of issue.

   At 30 June 2001 no options had been granted under this plan.

THE EMPLOYEE SHARE BONUS PLAN

   The Company's Employee Share Bonus Plan was established on 26 November 1991. Each year the Board determines whether eligible persons will receive a bonus. The bonus is calculated as a percentage of salary package and is apportioned into two tranches; 50 percent as an allocation of rights to options and 50 percent as cash or as additional allocation of rights to options. Rights to options allocated in lieu of cash vest upon the eligible person's acceptance of the Company's offer. Rights to the balance of the options allocated each year vest over the following three years.

   Options are granted for nil consideration. Each option carries a right to subscribe for fully paid ordinary shares on any business day up until its expiry date, being five years from the date of issue. For all options which were vested before 1 May 1996, the employee is entitled to receive 1.101 Normandy shares for each option exercised. For all options, which were vested after 1 May 1996, the employee is entitled to receive one Normandy share for each option exercised. The exercise price of the option is at 5 percent discount to the market price ruling when the allocations are made.

   It is management's intention that no further allocation of rights to options will be made under the plan.

DETAILS OF OPTIONS VESTED AND OUTSTANDING UNDER THE PLAN ARE AS FOLLOWS:

                                                 2001                2000
                                          ------------------- ------------------
                                            NUMBER    AVERAGE  NUMBER    AVERAGE
                                            ISSUED     PRICE   ISSUED     PRICE
                                          ----------  ------- ---------  -------
Opening balance..........................  8,129,915   1.69   7,042,765   1.69
Options issued during the period.........    783,802   1.38   1,572,291   1.67
Options exercised during the year........     (8,173)  1.10          --     --
Options cancelled during the year........ (1,826,406)  1.22    (485,141)  1.61
                                          ----------   ----   ---------   ----
Closing balance (i)......................  7,079,138   1.76   8,129,915   1.69
                                          ==========   ====   =========   ====

--------
(i) 1,032,168 (2000: 1,954,478) of these options are convertible to 1.101 shares per option held.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   The issue price of shares issued under the plan is recognised as issued capital at the date of issue. Amounts recognised in relation to the year ended 30 June were as follows:

                                                                  PARENT ENTITY
                                                                  -------------
                                                                  2001    2000
                                                                  -----   -----
                                                                  A$000   A$000
Issued capital...................................................   9      --

37 REMUNERATION OF DIRECTORS AND EXECUTIVES

                                                                  CONSOLIDATED
                                                                  ------------
                                                                  2001   2000
                                                                  -----  -----
                                                                  A$000  A$000
(A) NON-EXECUTIVE DIRECTORS
Amounts paid or payable, or otherwise made available to Directors of entities in the Normandy Mining Limited consolidated entity
  from entities in the consolidated entity.......................  693    789

   The following income bands apply in respect of non-executive Directors of Normandy Mining Limited:

                                                                   NUMBER
                                                                  ---------
                                                                  2001 2000
                                                                  ---- ----
A$0.000--A$9,999.................................................   1   --
A$40,000--A$49,999...............................................   1   --
A$70,000--A$79,999...............................................   1   --
A$80,000--A$89,999...............................................   1    1
A$90,000--A$99,999...............................................   1    1
A$110,000--A$119,999.............................................  --    1
A$120,000--A$129,999.............................................   1   --
A$130,000--A$139,999.............................................  --    1
A$210,000--A$219,999*............................................  --    1

--------
* A$Nil (2000A$180,000) was paid on retirement of non-executive Directors during the year.

   These bands include the remuneration received by non-executive Directors of Normandy Mining Limited from other companies in the Normandy Mining Limited consolidated entity as a result of their directorships and/or membership of communities of Directors.

                                                                  CONSOLIDATED
                                                                  ------------
                                                                  2001   2000
                                                                  -----  -----
                                                                  A$000  A$000
(B) EXECUTIVE DIRECTORS
Amounts paid or payable, or otherwise made available to executive officers who are or were Directors of entities in the Normandy
  Mining Limited consolidated entity from entities in the
  consolidated entity............................................ 4,976  6,504

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


   The following income bands apply in respect of Executive Directors of Normandy Mining Limited:

                                                                  CONSOLIDATED
                                                                     NUMBER
                                                                  ------------
                                                                  2001    2000
                                                                  ----    ----
A$2,290,000--A$2,299,999*........................................  --       1
A$2,670,000--A$2,679,999**.......................................  --       1
A$2,790,000--A$2,799,999**.......................................   1      --

--------
* A$NiI (2000: AS$1,664, 000) was paid to executive Directors on retirement or resignation during the year.
** Includes AS 1,500, 000 accrued but not yet paid

                                                                   CONSOLIDATED
                                                                   ------------
                                                                   2001   2000
                                                                   -----  -----
                                                                   A$000  A$000
(C) EXECUTIVE OFFICERS
Amounts received or due and receivable by executive officers who are not Directors of Normandy Mining Limited. Executive Officers
  are those persons within the consolidated entity who have
  responsibility for the management of affairs of the consolidated entity and the Company and its strategic direction.............. 5,731  4,337

   The following income bands apply in respect of executive officers:

                                                                     2001 2000
                                                                     ---- ----
A$130,000--A$139,999*...............................................   1   --
A$240,000--A$249,999*...............................................  --    1
A$250,000--A$259,999................................................  --    1
A$280,000--A$289,999................................................  --    2
A$290,000--A$299,999................................................   1   --
A$310,000--A$319,999*...............................................  --    1
A$340,000--A$349,999................................................  --    1
A$350,000--A$359,999................................................   1   --
A$360,000--A$369,999................................................  --    2
A$450,000--A$459,999................................................   1    1
A$470,000--A$479,999................................................   1   --
A$490,000--A$499,999................................................   1   --
A$520,000--A$529,999................................................   1   --
A$590,000--A$599,999................................................   1   --
A$660.000--A$669,999................................................  --    1
A$740,000--A$749,999................................................   1   --
A$760,000--A$769,999*...............................................  --    1
A$770,000--A$779,999*...............................................   1   --
A$870,000--A$879,999*...............................................   1   --

--------
* A$1,380,000 (2000: A$726,000) was paid to executive officers on retirement or resignation during the year.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


38 OTHER RELATED PARTY INFORMATION

   Information in respect of related entities of the consolidated entity not disclosed elsewhere in this financial report is as follows:

DIRECTORS

   The directors of Normandy Mining Limited during the year were:

      Mr R J Champion de Crespigny
      Mr M S Hamson
      Dr P Lassonde (appointed 31 May 2001)
      Mr B G McKay
      Mr J B Prescott
      Mr K H Spencer (appointed 1 December 2000)
      Mr B Wheelahan

   Remuneration paid or payable or otherwise made available to the Directors of Normandy Mining Limited and its controlled entities is disclosed in Note 37.

TRANSACTIONS WITH RELATED ENTITIES

   All transactions with related entities are made on normal commercial terms and conditions.

TRANSACTIONS WITH DIRECTOR-RELATED ENTITIES

   Loans have been made to an entity associated with the following directors; Mr R J Champion de Crespigny, Mr M S Hamson, Mr B G McKay, Mr B Wheelahan, Mr K H Spencer, Mr D Hillier, Mr B D Kay, Mr J Reynolds, Mr P J Dowd, Mr J B Prescott, Mr K G Williams, Mr C O'Connor and Mr H Umlauff (2000: Mr R J Champion de Crespigny, Rt Hon J D Anthony, Dr I G Gould, Mr M S Hamson, Mr B G McKay, Mr B Wheelahan, Mr L Baertl, Mr M Cutifani, Mr D Hillier, Mr B D Kay, Mr J Reynolds, Mr J Richards, Mr R Robinson and Mr D J Smith).

   Interest accrues on the loan at 5% per annum and is payable monthly. The principal amount is repayable on 8 December 2008. The loan is secured over the assets of the related entity.

   Amounts recorded in the statement of financial performance and statement of financial position in respect of the above transactions are set out below.

                                                               2001    2000
                                                               ------  ------
                                                               A$000   A$000
Non-current loans receivable.................................. 10,866  14,477
Provision for doubtful debts.................................. (1,387) (5,000)
                                                               ------  ------
                                                                9,479   9,477
Accrued interest..............................................    670     686
Interest revenue..............................................    670     686
Additions/(reductions) to provision for doubtful debts........ (2,829)  1,000
Repayments made...............................................  4,691   3,587
Advances made.................................................  1,080   4,583

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


TRANSACTIONS WITH OTHER RELATED PARTIES

                                                                   2001   2000
                                                                  ------ ------
                                                                  A$'000 A$'000
(a) During the previous year loans of A$33.5 million were made to
    Yandal Gold Holdings Pty Ltd ("YGH"), a former associated
    entity. YGH subsequently became a controlled entity. Interest recorded in respect of the period for which YGH was an
    associated entity is set out below.
    Interest revenue.............................................   --   1,997

(b) During the previous year a loan of A$12 million was made to
    Australian Magnesium Investments Pty Ltd, a former associated entity. Interest accrued on the loan at the 3 month bank bill swap rate plus a margin of 3%. The loan was repaid in May
    2000.
    Interest revenue.............................................   --     420

(c) During the previous year guarantee fees were received by
    Normandy Mining Limited from Australian Magnesium Corporation
    (AMC), a former associated entity. AMC subsequently became a controlled entity. Revenue in respect of the period for which
    AMC was an associated entity is set out below.
    Other revenue................................................  326     865

(d) During the previous year loans were made to Normandy Anglo
    Asian group companies for mineral exploration.
    Loans receivable--associates.................................   --   2,196
    Additions to provision for doubtful debts....................   --     699

(e) During the previous year interest was charged to BRGM Perou, an associated entity, in respect of loans made.
    Interest revenue.............................................   --   1,035

(f) During the year fees were paid for a range of legal services to a firm of which Mr R A Fisher (a Director of controlled entities) is one of a number of partners.
    Fees paid....................................................  152     175
    Trade creditors..............................................   18      19

OWNERSHIP INTEREST IN RELATED ENTITIES

   Interests held in joint venture operations, joint venture entities, controlled entities and associated entities are set out in Notes 28, 29, 30 and 31 to the financial statements.

AMOUNTS RECEIVABLE FROM RELATED ENTITIES

   Details of amounts receivable from related entities are set out in Note 8 to the financial statements.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2001


SHARE AND SHARE OPTIONS

   Details of all share and share option transactions between Directors of Normandy Mining Limited and any entity in the consolidated entity are as follows:

                                                                 NUMBER
                                                          ---------------------
                                                             2001       2000
                                                          ---------- ----------
AGGREGATE NUMBER ISSUED DURING THE YEAR:
Ordinary shares
--Normandy Mining Limited (i)............................  3,118,064  2,795,142
AGGREGATE NUMBER HELD AT 30 JUNE:
Ordinary shares
--Normandy Mining Limited................................ 73,298,532 69,429,743
Ordinary share options
--Normandy Mining Limited (ii)...........................         -- 28,858,264

--------
(i) Includes Share Investment Plan issues and Dividend Reinvestment Plan issues.
(ii) Listed options expired in April 2001.

   Other movements in aggregate balances arise through normal on market transactions.

   There were no buy-backs of shares or share options during the financial year.

39 SUBSEQUENT EVENTS

   Since the end of the financial year, a proposed equity raising by a controlled entity, Australian Magnesium Corporation Ltd. was initially unsuccessful. Following additional negotiations in relation to alternate funding sources, it is the Directors' expectation that the equity raising will successfully proceed. No adjustment is required to the reported results and no material impact on the financial results for the subsequent period is expected.

       NORMANDY MINING LIMITED--2000 MANAGEMENT DISCUSSION AND ANALYSIS
                 (EXCERPT FROM 2000 ANNUAL SHAREHOLDER REPORT)

PROFIT AND LOSS

  OPERATING CONTRIBUTIONS

   Consolidated sales revenue was A$1,323.6 million, a decrease of 2.4 percent compared to 1999 revenue of A$1,356.1 million.

   Gold sales revenue was A$936 million, an increase of 2.3 percent. This excludes revenue attributable to non-controlled interests, TVX Normandy Americas and Great Central Mines Limited (prior to consolidation in April 2000) but does include A$91.4 million revenue from Yandal Operations in the last quarter. Consolidated sales increased from 1.53 million ounces in 1999 to 1.62 million ounces, with acquisition of Yandal Operations outweighing the sale of Big Bell and cessation of operations at Tennant Creek and Kaltails. The average realised price for the consolidated gold division decreased from A$596 per ounce to A$576 per ounce (average spot price for the year, A$448 per ounce). The decrease was mainly due to Mt Leyshon, Martha and Yandal that have their own hedge books at relatively lower forward prices.

   Average gold division total cash costs decreased by A$25 per ounce to A$310 per ounce mainly due to lower unit costs at Normandy NFM and Pajingo which both achieved significantly higher throughput following plant upgrades. The combined cash cost for Yandal Operations in the fourth quarter was A$322 per ounce, lower than the average cash cost of discontinued gold operations they effectively replaced.

   As a consequence of the net A$5 per ounce improvement in cash margin to A$266 per ounce, the gold division contribution increased 10.3 percent to A$425.7 million (before interest, tax, depreciation, amortisation and mine completion provisions).

   Metals revenue decreased 23.1 percent to A$178.1 million reflecting closures of Woodcutters and Gecko. Golden Grove zinc concentrate production increased
4.9 percent. The operating contribution increased 84 percent to A$49.8 million mainly as a result of higher spot metals prices. The average realised zinc price was up 11 cents to 80c/lb and the average realised copper price was up 8 cents to 129c/lb.

   Revenue from sales of industrial minerals remained unchanged at A$179 million. This does not include the equity interest sales from Australian Magnesium Corporation Limited (formerly Queensland Metals Corporation Limited). The A$21.1 million operating contribution from Normandy Industrial Minerals was
14.2 percent lower than last year mainly due to competitive market conditions in Europe.

  EXPENSES

   Exploration provisions and write-offs totalled A$46.6 million for statutory reporting purposes, with a further A$5.6 million in additional provisions against loans for exploration expenditure and investments in seed exploration companies in South East Asia and the Americas.

   Consolidated amortisation and depreciation decreased by 11.9 percent to A$140.7 million mainly as a result of reduced rates to reflect increases in mineable reserves, principally at Boddington.

   Mine closure provisions and costs increased from A$22.0 million to A$28.5 million, principally due to additional provisions required for discontinued operations.

   Net financing costs increased from A$17.0 million to A$41.5 million. This was partly due to the lower proportion of gold denominated borrowings giving rise to an increase in the average cost of funds, as well as the additional interest expense associated with the Yandal Group debt which was consolidated from April 2000. Interest revenue decreased by A$6.4 million to A$25.2 million due to the higher cash balances in 1999 immediately following the hedge book restructure.

   Administration costs for Australia increased by 8.7 percent to A$48.7 million mainly due to once-off staff restructure costs, while overseas administration costs decreased from A$20.7 million to A$11.7 million reflecting rationalisation at LaSource. Other net income/(expenses) includes a A$2.7 million realised exchange loss on the repayment of the US$65 million convertible notes compared to last year's A$7.6 million unrealised gain. Management and guarantee fees charged to entities outside of the Group decreased by A$0.9 million to A$8.4 million.

   Income tax expense was A$37.3 million for the year after recognition of an A$8.5 million benefit from restating deferred tax balances at the new corporate tax rates applicable from 1 July 2000.

   Outside equity interest was a charge of A$17.6 million due to the net profits recorded by Normandy Mt Leyshon Limited and Normandy NFM Limited.

   The net profit after tax before abnormals of A$138.4 million was 36 percent higher than last year's result of A$101.7 million, principally reflecting the benefit of the reduced total production costs for gold during the year.

   Following the acquisition of 100 percent of Yandal Operations, a total of A$413.8 million in abnormal writedowns was made to adjust the former Great Central Mines Limited balance sheet to Normandy accounting policies and to write purchased assets down to reflect fair values. Other abnormal losses included a A$96.0 million reduction in the carrying value of projects, principally Kasese (due to lower cobalt price), less A$58.0 million outside equity interest.

   Partially offsetting these abnormal losses are abnormal gains of A$36.6 million arising from the sale of the industrial minerals businesses and the Group's 50 percent interest in Omya Southern Pty Limited.

   The effect of the abnormal gains and losses detailed above was a net loss of A$420.7 million.

  SIMPLIFIED CONSOLIDATED FINANCIAL RESULTS

                                                             FOR THE TWELVE MONTHS ENDED 30 JUNE 2000
                                                             ----------------------------------------
                                                                               A$M
GOLD
   Kalgoorlie Operations....................................                   114.2
   Yandal Operations........................................                    36.4
   Boddington...............................................                    27.8
   Big Bell Consolidated....................................                     9.3
   Kaltails.................................................                     3.4
   Tanami Operations(1).....................................                    82.4
   Tennant Creek Operations.................................                    11.8
   Mt Leyshon(1)............................................                    73.4
   Pajingo Operations.......................................                    45.5
   Martha...................................................                    14.2
   Ity......................................................                     7.3
   Total....................................................                   425.7
NON-GOLD
   Golden Grove.............................................                    49.8
   Industrial Minerals......................................                    21.1
   Discontinued businesses..................................                    (0.3)
   Total....................................................                    70.6
TOTAL OPERATIONS(2).........................................                   496.3
OTHER INCOME/(EXPENSES)
   Exploration provisions & write-offs......................                   (52.2)
   Amortisation & depreciation..............................                  (140.7)
   Mine closure provisions & costs..........................                   (28.5)
   Financing (net)..........................................                   (41.5)
       Administration--Australia............................                   (48.7)
       Administration--Overseas.............................                   (11.7)
       Other income/(expenses)..............................                    (1.7)

PROFIT BEFORE TAX & ABNORMALS...............................                   171.3
Income tax expense..........................................                   (37.3)
Share of associates' profits................................                    22.0
Outside equity interests....................................                   (17.6)

PROFIT AFTER TAX & OUTSIDE EQUITY INTERESTS BEFORE ABNORMALS                   138.4
Abnormal losses.............................................                  (478.7)
Outside equity interests....................................                    58.0
Net abnormal items..........................................                   420.7

NET PROFIT..................................................                  (282.3)

--------
(1) Contributions from Normandy Mt Leyshon Limited and Normandy NFM Limited (Tanami Operations) have been consolidated at 100 percent. Consequently,
    23.6 percent and 15.1 percent in their respective after tax profits have been deducted as outside equity interest.
(2) Before depreciation and amortisation charges and provisions for mine completion costs.

CASH FLOWS

   Net cash inflow from mining operations decreased by 15 percent to A$311.9 million, mainly due to the absence of cash hedge gains following the restructure of the hedge book, completed in February 1999. The loss of cashflow from discontinued and sold mining operations was offset by higher cashflow generated by Pajingo and Normandy NFM as well as inclusion of Yandal Operations in the final quarter.

   Capital expenditure reduced 4.7 percent to A$248.5 million and mainly comprised expenditure on development projects including Kasese, Yamfo-Sefwi and Perama together with expenditure on existing operations including expansions at Martha and Pajingo. Proceeds from the sale of mining assets included A$22.0 million received on the sale of Millmerran, the profit of which was accrued in the 1999 results.

   Net proceeds from the sale of investments of A$37.4 million mainly comprised A$40.0 million proceeds on sale of Omya Southern and A$23.7 million proceeds on sale of other listed and unlisted investments offset by purchases totalling A$21.5 million of which the rights issue by Australian Magnesium Corporation Limited was A$13.5 million.

   Net repayment of borrowings of A$223.7 million comprised repayment of the 500,000 ounce gold denominated notes for A$246.1 million and the US$65 million convertible bond, offset by a draw down of A$170 million on the syndicated corporate facility.

   Net proceeds received on sale and acquisition of businesses principally represented the sale of Commercial Minerals for A$110 million plus A$65 million in cash balances acquired from Great Central Mines Limited, less A$18.7 million cash consideration for the acquisition.

   Dividends of A$80.0 million were paid, comprising the 1999 final dividend and the 2000 interim dividend of Normandy Mining Limited and Normandy Mt Leyshon Limited to outside shareholders.

   In summary, cash and bullion decreased by A$202.6 million to A$245.4 million at year end.

  SIMPLIFIED CONSOLIDATED CASH FLOWS

                                                                        FOR THE TWELVE MONTHS ENDED 30 JUNE 2000
                                                                        ----------------------------------------
                                                                                          A$M
OPERATING ACTIVITIES
   Net cash inflow from mining operations..............................                   311.9
   Expenditure on mining property and plant............................                  (248.5)
   Exploration expenditure.............................................                   (58.5)
   Proceeds from sale of mining assets.................................                    39.0
       Net operating cash flow.........................................                    43.9
INVESTING, FINANCING & OTHER ACTIVITIES
   Net payments for investments........................................                    37.4
   Proceeds on disposal of businesses..................................                   152.4
   Net repayment of borrowings.........................................                  (223.7)
   Net loans to other entities.........................................                   (36.4)
   Net interest paid...................................................                   (37.2)
   Administration & other costs........................................                   (27.5)
   Dividends paid......................................................                   (80.0)
   Income tax paid.....................................................                   (31.5)
       Net investing, financing & other activities cash flow...........                  (246.5)
NET (DECREASE)/INCREASE IN CASH HELD...................................                  (202.6)
Cash at beginning of period............................................                   439.9
Exchange rate effect on cash held in foreign currencies at beginning of
  period...............................................................                     8.1
CASH AT END OF PERIOD(1)...............................................                   245.4

BALANCE SHEET

   Mining property and plant increased by A$559.6 million principally due to the full acquisition of the former Great Central Mines Limited. The increase mainly represents the fair values of non-current mining assets associated with the operations at Jundee, Bronzewing and Wiluna. The consolidation of Yandal Operations also results in the decrease in investments, with the A$175 million initial investment in Great Central Mines Limited eliminated.

   Investments principally comprise: TVX Normandy Americas (49.9 percent interest--A$275.8 million), AMC (36.9 percent interest--A$76.4 million) and BRGM Perou/Mine Or (49 percent interest--A$94.6 million). In July 2000, the sale of Normandy's 50 percent share of the magnesium metal project to Australian Magnesium Corporation ("AMC") in return for shares lifted Normandy's interest in AMC to 62 percent.

   Development projects comprise capitalised expenditure on the Ovacik and Mastra projects in Turkey, Perama in Greece, Yamfo-Sefwi in Ghana and the Kasese cobalt project in Uganda.

   The Group's overall gearing increased from 28.4 percent to 57.0 percent due to the combined effect of higher debt following the consolidation of Great Central Mines Limited and reduced shareholder equity following the abnormal writedowns. Despite having repaid over A$350 million in debt during the year, being the gold denominated notes and the US convertible notes, the Great Central Mines Limited acquisition brought the US$300 million Senior Notes onto the balance sheet together with the Yandal Gold Holdings fully drawn facility of A$285 million.

  SIMPLIFIED CONSOLIDATED BALANCE SHEET

                                                            AS AT 30 JUNE 2000
                                                            ------------------
                                                                   A$M
ASSETS
   Cash, bank bills & gold bullion.........................        245.4
   Receivables.............................................        401.3
   Inventories.............................................        129.6
   Mining property & plant.................................      1,415.8
   Development projects....................................        310.7
   Exploration expenditure.................................        129.0
   Investments.............................................        518.1
   Other...................................................        476.3
       Total assets........................................      3,626.2

LIABILITIES
   Accounts payable........................................        159.9
   Borrowings..............................................      1,552.2
   Provisions..............................................        840.8
   Other...................................................         87.3
       Total liabilities...................................      2,640.2
NET ASSETS.................................................        986.0

EQUITY
   Share capital...........................................      1,155.5
   Reserves................................................         45.0
   Retained profits........................................       (251.9)
   Outside equity interest.................................         37.4
       Total shareholders' equity..........................        986.0

GOLD HEDGING POSITION

   Normandy has hedged gold production each year since the Company was formed and maintains one of the largest positions in the Australian industry. This has allowed Normandy to achieve the best possible price for its gold and to ensure cash flow margins in the current gold price environment. Normandy's position at 30 June 2000 totalled 13.32 million ounces, including forward sales contracts and put options at a gross average deliverable price of A$591.43 per ounce (A$552 per ounce net of metal fees).

   The present value (audited) of the gold hedging book, (Normandy and share of subsidiaries), mark-to-market, is negative A$266.2 million (USD 159.4 million), or negative A$20 per ounce. The value varies from 30 June 1999 and reflects a number of adverse factors, including:

  . An Australian dollar spot price of A$482 per ounce which is A$87 higher than the previous year end;

  .  Advancing value of pre-existing contracts which mature one year sooner;

  .  Delivery into high priced forward contracts during the year;

  .  Inclusion of the former Great Central Mines hedge positions; and


  . Higher interest rates (3 year and 5 year, 6.50 percent and 6.62 percent respectively compared with 6.07 percent and 6.44 percent respectively).

                                                    AT 30 JUNE 2000
                                        ---------------------------------------
         GOLD HEDGING POSITION              NORMANDY(1)        SUBSIDIARIES
         ---------------------          ------------------- -------------------
                                        ('000OZ) (A$/OZ)(2) ('000OZ) (A$/OZ)(2)
FORWARD CONTRACTS
2000-01................................    786      511        406      542
2001-02................................    827      517        362      568
2002-03................................    686      537        294      601
2003-10................................  3,597      585        603      593
Total..................................  5,896      560      1,665      577

PUT OPTIONS
2000-01................................    845      491        140      429
2001-02................................    367      513         69      449
2002-03................................    293      503
2003-10................................  1,084      519
Total..................................  2,589      507

CONVERTIBLE PUTS
2000-01................................     62      559
2001-02................................     74      558
2002-03................................    200      551
2003-10................................  2,050      569
Total..................................  2,386      567

CALL OPTIONS
2000-01................................      4      640
2001-02................................      0        0
2002-03................................     46      550
2003-10................................    525      544
Total..................................    575      545

--------
(1) Normandy wholly-owned, excluding share of subsidiaries.
(2) Contract price is net of actual (where fixed) or estimated lease fees.
(3) Normandy wholly-owned and 100 percent of subsidiaries.

BASE METALS HEDGING POSITION

   At year end, Golden Grove had 3,575 tonnes of zinc hedged at an average US53 cents per pound and 425 tonnes of copper hedged at an average US95 cents per pound.

                               [END OF EXCERPT]

                            NORMANDY MINING LIMITED

                           PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30 JUNE 2000

                                                                 CONSOLIDATED
                                                                --------------
                                                          NOTES  2000    1999
                                                          ----- ------  ------
                                                                 A$M     A$M
OPERATING PROFIT BEFORE INTEREST, TAX, DEPRECIATION AND
  AMORTISATION...........................................        400.7   360.3
Depreciation and amortisation............................   3   (140.7) (159.5)
                                                                ------  ------
OPERATING PROFIT BEFORE INTEREST AND TAX.................        260.0   200.8
Interest expense and borrowing costs.....................   3    (66.7)  (48.4)
                                                                ------  ------
OPERATING PROFIT BEFORE ABNORMAL ITEMS AND INCOME TAX....        193.3   152.4
Abnormal items...........................................   3   (478.7)  (39.6)
                                                                ------  ------
OPERATING PROFIT/(LOSS) BEFORE INCOME TAX................   3   (285.4)  112.8
Income tax benefit/(expense) attributable to operating
  profit.................................................   4    (37.3)    8.7
                                                                ------  ------
OPERATING PROFIT/(LOSS) AFTER INCOME TAX.................       (322.7)  121.5
Outside equity interest in operating profit/(loss) after
  income tax.............................................         40.4   (17.7)
                                                                ------  ------
OPERATING PROFIT/(LOSS) AFTER INCOME TAX ATTRIBUTABLE TO
  MEMBERS OF NORMANDY MINING LIMITED.....................       (282.3)  103.8
Retained profits at the beginning of the financial year..        124.4   169.3
Adjustment to retained profits at 1 July 1998 as a result
  of the adoption of revised Accounting Standard AASB
  1016 "Accounting for Investments in Associates"........           --   (67.8)
                                                                ------  ------
Total available for appropriation........................       (157.9)  205.3
Dividends provided for or paid...........................   5    (94.0)  (80.9)
                                                                ------  ------
Retained profits/(accumulated losses) at the end of the
  financial year.........................................       (251.9)  124.4
                                                                ======  ======

                            NORMANDY MINING LIMITED

                                 BALANCE SHEET
                              AS AT 30 JUNE 2000

                                                                                CONSOLIDATED
                                                                              ----------------
                                                                        NOTES  2000     1999
                                                                        ----- -------  -------
                                                                               A$M      A$M
CURRENT ASSETS                                                            7     245.4    448.7
Receivables............................................................   8     173.6    158.3
Inventories............................................................   9     103.7    143.2
Investments............................................................  10        --     15.9
Total current assets...................................................  15     123.5     71.5
                                                                              -------  -------
                                                                                646.2    837.6
                                                                              -------  -------

NON-CURRENT ASSETS
Receivables............................................................   8     227.7    267.9
Inventories............................................................   9      25.9     16.8
Investments............................................................  10     585.6    746.5
Exploration and evaluation expenditure.................................  11     129.0    143.6
Development properties.................................................  12     310.7    287.0
Property, plant and equipment..........................................  13   1,382.2    814.8
Intangibles............................................................  14      47.5     69.8
Other..................................................................  15     271.4    213.3
                                                                              -------  -------
Total non-current assets...............................................       2,980.0  2,559.7
                                                                              -------  -------
Total assets...........................................................       3,626.2  3,397.3
                                                                              =======  =======

CURRENT LIABILITIES
Accounts payable.......................................................  16     159.9    154.4
Borrowings.............................................................  17     113.6    471.0
Provisions.............................................................  18     249.8    281.8
Total current liabilities..............................................         523.3    907.2

NON-CURRENT LIABILITIES
Borrowings.............................................................  17   1,438.6    523.0
Provisions.............................................................  18     591.0    588.2
Other..................................................................  19      87.3      5.8
Total non-current liabilities..........................................       2,116.9  1,117.0
                                                                              -------  -------

TOTAL LIABILITIES......................................................       2,640.2  2,024.2
                                                                              -------  -------

NET ASSETS.............................................................         986.0  1,373.1
                                                                              -------  -------

SHAREHOLDERS' EQUITY
Issued capital.........................................................  20   1,155.5  1,130.3
Reserves...............................................................  21      45.0     28.0
Retained profits/(accumulated losses)..................................        (251.9)   124.4
                                                                              -------  -------
SHAREHOLDERS' EQUITY ATTRIBUTABLE TO MEMBERS OF NORMANDY MINING LIMITED         948.6  1,282.7
Outside equity interests in controlled entities........................  22      37.4     90.4
                                                                              -------  -------
TOTAL SHAREHOLDERS' EQUITY.............................................         986.0  1,373.1
                                                                              =======  =======

                            NORMANDY MINING LIMITED

                            STATEMENT OF CASH FLOWS
                              AS AT 30 JUNE 2000

                                                                                           CONSOLIDATED
                                                                                        ------------------
                                                                                 NOTES    2000      1999
                                                                                 -----  --------  --------
                                                                                          A$M       A$M
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from sales.............................................................         1,302.7   1,315.5
Payments to suppliers and employees.............................................        (1,051.0) (1,014.1)
Interest received...............................................................            27.7      25.6
Dividends received..............................................................            19.3       6.6
Other receipts..................................................................            13.6      25.3
Income tax paid.................................................................           (31.5)    (34.9)
Interest and other costs of finance paid........................................           (64.9)    (52.0)
                                                                                        --------  --------
NET CASH INFLOW FROM OPERATING ACTIVITIES.......................................  23(d)    215.9     272.0
                                                                                        --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant and equipment......................................          (130.9)   (237.1)
Interest capitalised on qualifying assets.......................................           (15.7)     (4.0)
Payments for development projects...............................................          (101.9)    (19.7)
Payments for exploration........................................................           (58.6)   (110.1)
Payments for investments........................................................           (26.4)   (482.3)
Proceeds from sale of non-current assets........................................            39.0      16.0
Proceeds from sale of investments...............................................            63.7      24.7
Repayment of loans by other entities............................................             0.1      24.7
Realisation of hedge book.......................................................              --     659.9
Loans to other entities.........................................................           (36.4)    (43.3)
Businesses acquired.............................................................  23(e)     46.4     (44.2)
Businesses disposed.............................................................  23(f)    105.9     196.8
                                                                                        --------  --------
NET CASH OUTFLOW FROM INVESTING ACTIVITIES......................................          (114.8)    (18.6)
                                                                                        --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of borrowings.........................................................          (647.8)   (626.0)
Proceeds from borrowings........................................................           424.1     608.8
Dividends paid to outside equity interests in controlled entities...............           (11.9)     (8.3)
Dividends paid..................................................................   5       (68.1)    (51.7)
PROCEEDS FROM ISSUE OF SHARES AND OPTIONS.......................................              --       0.1
                                                                                        --------  --------
NET CASH OUTFLOW FROM FINANCING ACTIVITIES......................................          (303.7)    (77.1)
                                                                                        --------  --------
Net increase/(decrease) in cash held............................................          (202.6)    176.3
Cash at the beginning of the financial year.....................................           439.9     256.1
Effect of changes in the exchange rate on cash held in foreign currencies at the
  beginning of the financial year...............................................             8.1       7.5
                                                                                        --------  --------
Cash at the end of the financial year...........................................  23(a)    245.4     439.9
                                                                                        ========  ========

                            NORMANDY MINING LIMITED

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30 JUNE 2000

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   This general purpose financial report has been prepared in accordance with applicable Accounting Standards, Urgent Issues, Group Consensus Views and the Corporations Law. It is prepared in accordance with the historical cost convention, except for certain assets which are noted as at valuation. The accounting policies adopted are consistent with those of the previous year.

   Comparative information is reclassified where appropriate to enhance comparability.

  (A) PRINCIPLES OF CONSOLIDATION

   The consolidated financial statements are presented as one set of financial statements and include all entities which comprise the Normandy Mining Limited consolidated entity, being the parent entity and its controlled entities. There are no controlled entities in the consolidated entity other than those listed in Note 27. The effects of all transactions between entities within the consolidated entity are eliminated in full.

  (B) FOREIGN CURRENCIES

   Transactions denominated in foreign currencies have been brought to account at the exchange rates ruling at the time of the transactions. At balance date, foreign currency receivables and payables are translated at exchange rates ruling at that date.

   Exchange gains and losses and hedging costs arising on contracts entered into as hedges of specific revenue or expense transactions are deferred until the date of such transactions at which time they are included in the determination of such revenues or expenses.

   Assets and liabilities of self-sustaining overseas controlled entities are translated at exchange rates ruling at balance date and any exchange gain or loss arising on translation is carried directly to a foreign currency translation reserve.

  (C) REVENUE

   Gold bullion is taken up as a sale in the period during which it is shipped from the mine, provided it is either sold or delivered to a gold refinery within the normal time span. Bullion delivered against forward sales contracts is accounted for at the contract rate. Base metal concentrate sales are recognised at estimated sales value when shipped and adjusted for variations in metal prices, assay, weight and currency. Other sales are taken up when title has passed.

   Gold bullion held at year end is valued at the contract rates for those hedges it is expected to be delivered into. Base metal concentrate debtors are valued at the relevant forward contract US dollar rate.

   Gains or costs arising upon entry into a hedging transaction intended to hedge the sale of goods, together with subsequent exchange gains or losses resulting from those transactions are deferred up to the date of sale and included in the measurement of the sale.

   If the hedging transaction is terminated prior to its maturity date and the hedged transaction is still expected to occur, deferral of any gains and losses which arose prior to termination continues and those gains and losses are included in the measurement of the hedged transaction.

   In those circumstances where a hedging transaction is terminated prior to maturity because the hedged transaction is no longer expected to occur, any previously deferred gains and losses are recognised in the profit and loss at the date of termination.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   If a hedge transaction relating to a commitment for the sale of goods or services is redesignated as a hedge of another specific commitment and the original transaction is still expected to occur, the gains and losses that arise on the hedge prior to its redesignation are deferred and included in the measurement of the original sale when it takes place. If the hedge transaction is redesignated as a hedge of another commitment because the original sale transaction is no longer expected to occur, the gains and losses that arise on the hedge prior to its redesignation are recognised in the profit and loss at the date of the redesignation.

  (D) DERIVATIVES

   Derivative financial instruments are not recognised in the financial statements on inception. The costs associated with entering hedge transactions in respect of commodity sales together with gains or losses to the date of sale are deferred and included in the measurement of the final sale price. Additional information in respect of hedging is set out in Note 29.

   The amount received or paid under interest rate swaps is recognised as an adjustment to interest rate expense when the cash flow takes place.

  (E) INCOME TAX

   Income tax has been brought to account using the liability method of tax effect accounting. No provision has been made for any taxes on capital gains which could arise in the event of a sale of certain revalued non-current assets for the amount at which they are stated in the financial statements as it is not expected that any such liability will crystallise.

  (F) GOODWILL

   Goodwill is measured as the excess of the cost of acquisition over the fair value of the identifiable net assets acquired. Amortisation is provided on a straight line basis over the period during which the benefits are expected to arise based on life of mine or over a period of twenty years whichever is the lesser.

  (G) INVENTORIES

   Inventories are valued at the lower of cost and net realisable value. Costs are assigned to inventories on hand by the method most appropriate to each class of inventory with the majority being valued on an average cost basis. Costs of production include fixed and variable direct costs and an appropriate portion of fixed overhead expenditure, depreciation and mine amortisation.

  (H) INVESTMENTS

   The consolidated entity's interests in companies are carried at the lower of cost and recoverable amount. Dividend income is recognised in profits when received, except for associated entities which are accounted for using the equity method.

  (I) JOINT VENTURES

   The consolidated entity's interest in the assets and liabilities of joint venture operations is included under the relevant balance sheet headings. Interests in joint venture entities are accounted for using the equity method. Additional information is provided in Notes 25 and 26 respectively.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (J) EXPLORATION AND EVALUATION EXPENDITURE

   Exploration and evaluation expenditure incurred by the consolidated entity is accumulated for each area of interest and recorded as an asset, if either:

   (i) it is expected to be recouped through successful development of and production from the area, or by its sale; or

  (ii) significant exploration or evaluation of the area is continuing.

   A provision for unsuccessful exploration and evaluation is created against each area of interest by means of a charge to the profit and loss. The expenditure incurred in areas of interest located around existing milling facilities is provided for over the life of the milling facilities. Expenditure on all other areas of interest is fully provided for as the expenditure is incurred other than for exploration assets acquired, which are initially recorded at cost.

   The recoverable amount of each area of interest is determined on a bi-annual basis and the provision recorded in respect of that area adjusted so that the net carrying amount does not exceed the recoverable amount. For areas of interest which are not considered to have any commercial value, or where exploration rights are no longer current, the capitalised amounts are written off against the provision and any remaining amounts are charged against profit.

  (K) DEVELOPMENT PROPERTIES

   Where it has been established to the satisfaction of Directors that ore reserves or mineral resources exist, development expenditure is accumulated as development properties. No amortisation is provided in respect of development properties until they are reclassified as mine properties following commencement of production.

  (L) DEPRECIATION AND AMORTISATION

   Mine properties are amortised on a units of production basis once production has commenced. Property, plant and equipment is depreciated using a units of production basis or a straight line basis over the useful life of the asset. The units of production method causes rates of depreciation and amortisation to vary according to the rate at which production has depleted the estimated future mineable reserves of the respective mines.

  (M) MINING COSTS PREPAID AND PROVIDED

   Direct expenditure on surface mining is brought to account at the life of mine ratio of ore to waste for each pit. A prepayment or provision is booked whenever the stripping ratio for a period differs from the mine plan.

   Costs incurred in developing drives in underground mines which are expected to be used for periods shorter than the mine life are apportioned over the life of the mine using a ratio of development metres to tonnes of ore reserve. A prepayment or provision is booked whenever the metres developed for a period differs from the mine life ratio.

  (N) RECOVERABLE AMOUNT OF NON-CURRENT ASSETS

   Each reporting period, the recoverable amount of all non-current assets is assessed.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Where the carrying amount of a non-current asset is greater than its recoverable amount, the asset is revalued down to its recoverable amount. Where net cash inflows are derived from a group of assets working together, such as at a mining operation, recoverable amount is determined on the basis of the relevant group of assets. To the extent that the revaluation decrement reverses a revaluation increment previously credited to, and still included in the balance of, the asset revaluation reserve, the decrement is debited directly to that reserve. Otherwise, the decrement is recognised as an expense in the profit and loss.

   The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market-determined, risk-adjusted discount rate. The effect of capital gains tax has not been taken into account.

  (O) MINE COMPLETION COSTS

   Provision is made for estimated rehabilitation expenditure, decommissioning and closure costs using the incremental method on a units of production basis over the life of the mine from the time production commences. Future total mine completion costs are estimated annually on an undiscounted basis taking into account all current environmental and legal requirements and are adjusted on a prospective basis.

   Rehabilitation costs recognised include regarding of waste dumps, revegetation and erosion and drainage control, in order to allow for relinquishment of mining titles with no ongoing maintenance costs. Closure costs recognised include employee redundancy payments and costs incurred in auctioning remaining spares and consumables. Rehabilitation costs associated with exploration and evaluation activities are treated as exploration and evaluation expenditure.

  (P) EMPLOYEE ENTITLEMENTS

   Provision is made for all known obligations in respect of employees. Annual leave, long service leave and vested sick leave are provided at the current rate of pay as per the relevant awards and employee contracts. Provisions for long service leave commence at the anniversary of three years of service, with further amounts being provided as the entitlement grows beyond three years. It is expected that the resultant provision for long service leave will approximate the present value of the estimated future cash outflows associated with long service leave.

   Additional information in respect of employee entitlements including ownership based remuneration schemes is provided in Note 33.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


2 REVENUE

                                                           CONSOLIDATED
                                                         ----------------
                                                          2000     1999
                                                         -------  -------
                                                          A$M      A$M
SALES REVENUE
   -- precious and base metals, and industrial minerals. 1,323.6  1,356.1
                                                         -------  -------
OTHER OPERATING REVENUE
Gain on redesignation of gold hedging...................      --    147.7
Proceeds on sale of non-current assets..................    16.3     14.0
Insurance claims proceeds received......................     1.5     11.2
Interest revenue........................................    25.2     31.6
Equity share of joint venture entities' profit (Note 26)     7.4      1.4
Equity share of associates profit/(loss) (Note 28)......   (47.6)     0.8
                                                         -------  -------
                                                             2.8    206.7
                                                         -------  -------
NON-OPERATING REVENUE
Proceeds on sale of:
   -- property, plant and equipment.....................    23.3    159.4
   -- investments.......................................   173.4     72.5
Loan forgiveness........................................      --      8.9
Gain on refinancing of gold debt........................     1.5      5.4
Other...................................................    17.1     15.8
                                                         -------  -------
                                                           215.3    262.0
                                                         -------  -------
                                                         1,541.7  1,824.8
                                                         =======  =======

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


3 OPERATING PROFIT
   THE OPERATING PROFIT/(LOSS) BEFORE INCOME TAX HAS BEEN DETERMINED AFTER:

                                                                    CONSOLIDATED
                                                                    ------------
                                                                    2000   1999
                                                                    -----  -----
                                                                    A$M    A$M
CREDITING
Interest revenue...................................................  25.2   31.6
Profit on sale of:
   --investments...................................................   2.0    9.7
   --property, plant and equipment.................................   6.8    2.8
Net foreign exchange gain..........................................   0.4    3.1
Deferred hedge gain amortisation...................................  91.4   92.3

CHARGING
Amortisation(i)
   --mine properties...............................................  57.9   54.5
   --goodwill......................................................   6.5    5.2
   --other.........................................................   1.7    0.8
Depreciation(i)....................................................
   --plant and equipment...........................................  74.1   97.2
   --land and buildings............................................   0.5    1.8
                                                                    -----  -----
Total depreciation and amorisation................................. 140.7  159.5
Exploration and evaluation expenditure written off and provided for  46.6   78.0
   --less: abnormal items..........................................    --   (7.1)
                                                                    -----  -----
                                                                     46.6   70.9
Royalties..........................................................  14.9   14.1
Loss on sale of
   --investment....................................................   0.3   10.3
   --property, plant and equipment.................................   2.7     --
Borrowing costs
   --interest and finance charges..................................  82.4   52.4
   --less: amount capitalized(ii).................................. (15.7)  (4.0)
                                                                    -----  -----
Borrowing costs expensed...........................................  66.7   48.4
Rental expense on operating leases.................................   5.0    4.3

Addition to/(reductions in) provisions for
   --Director's entitlements.......................................   1.3    0.2
   --employee entitlements.........................................  (1.7)  (3.3)
   --mine completion costs.........................................  17.3   56.7
   --doubtful debts................................................ (15.0)  15.5
   --other.........................................................   8.0    0.7

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                                                            CONSOLIDATED
                                                           --------------
                                                            2000    1999
                                                           ------  ------
                                                            A$M     A$M

ABNORMAL ITEMS COMPRISE:
Gain on redesignation on hedging..........................     --   147.7
   Income tax expense.....................................     --   (13.5)
Gain on sale of non-current assets........................   36.6    43.6
   Income tax expense.....................................     --    (4.7)
Write-down in asset carrying values.......................  (96.0) (149.9)
   Income tax benefit.....................................     --    33.7
Purchase consideration expenses........................... (359.0)     --
Provision for mine closure................................     --   (60.0)
   Income tax benefit.....................................     --    18.6
Provision for doubtful debts..............................     --   (21.0)
   Income tax benefit.....................................     --     7.6
Equity share of abnormal write-downs of associates........  (60.3)     --
                                                           ------  ------
Abnormal loss before tax and outside equity interests..... (478.7)  (39.6)
Applicable income tax benefit.............................     --    41.7
                                                           ------  ------
Abnormal gain/(loss) before outside equity interests...... (478.7)    2.2
Outside equity interests..................................   58.0      --
                                                           ------  ------
Abnormal gain/(loss) after tax and outside equity
  interests............................................... (420.7)    2.2
                                                           ------  ------

AUDITORS' REMUNERATION                                     A$'000  A$'000
----------------------                                     ------  ------
Remuneration for audit or review of the financial reports
  of entities in the consolidated entity
   --Deloitte Touche Tohmatsu Australia ("DTT Australia").    748     675
   --International associates of DTT Australia............    547     376
   --Other auditor of contolled entities..................    112      85
                                                           ------  ------
                                                            1,407   1,136
Remuneration for other services
   --DTT Australia........................................    382     266
   --International associates of DTT Australia............     32      53
   --Other auditors of controlled entities................     20      --
                                                           ------  ------
                                                              434     319
                                                           ======  ======

--------
(i) Amortisation and depreciation rates were recalculated during the year to reflect the increase in mineable reserves. The effect has been to reduce these expenses by A$27.0 million (1999: a reduction of A$6.2 million).
(ii) The consolidated entity has capitalised A$15.7 million (1999: A$4.0 million) of borrowing costs during the financial year relating to qualifying assets.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


4 INCOME TAX

                                                            CONSOLIDATED
                                                           -------------
                                                            2000   1999
                                                           ------  -----
                                                            A$M    A$M
THE AGGREGATE AMOUNT OF INCOME TAX ATTRIBUTABLE TO THE
FINANCIAL YEAR DIFFERS FROM THEAMOUNT CALCULATED ON THE
OPERATING PROFIT.
THE DIFFERENCES ARE RECONCILED AS FOLLOWS:
Operating profit before income tax........................ (285.4) 112.8
                                                           ------  -----
Income tax calculated at applicable tax rate.............. (102.7)  40.6

TAX EFFECT OF PERMANENT DIFFERENCES
   --non-deductible depreciation and amortisation.........    3.2    7.8
   --adjustment to carrying value of assets...............   34.6   22.6
   --purchase consideration expensed......................  129.2     --
   --equity accounted results.............................   14.5   (0.8)
   --research and development and investment allowances...   (0.9)  (0.1)
   --rebateable dividends.................................   (3.6)  (0.6)
   --capital losses recognized............................  (45.8) (79.3)
   --non-assessable revenue items.........................  (11.9)  (1.3)
   --non-deductible exploration...........................    0.2    1.0
   --other non-deductible items...........................    9.4   14.1
                                                           ------  -----
Income tax adjusted for permanent differences.............   26.2    4.0
Tax effect of timing differences not previously recognised   30.5     --
Change in company tax rates from 1 July 2000..............   (8.5)    --
Losses not recognised/(recognised)........................    2.4  (11.0)
                                                           ------  -----
                                                             50.6   (7.0)
Over provision in previous years..........................  (13.3)  (1.7)
                                                           ------  -----
Income tax (benefit)/expense attributable to operating
  profit..................................................   37.3   (8.7)
                                                           ======  =====

UNBOOKED FUTURE INCOME TAX BENEFITS

   The consolidated entity has unbooked future income tax benefits in respect of tax losses of A$82.5 million as at 30 June 2000 (1999: A$75.3 million).

   The potential future income tax benefit will only be realised if:

    (i) the consolidated entity derives future assessable income of a nature and of an amount sufficient to enable the benefit from the losses and deductions to be realised;

   (ii) the consolidated entity continues to comply with the conditions for deductibility imposed by the law; and

(iii) no changes in tax legislation adversely affect the consolidated entity in realising the benefit from the deductions for the losses.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


5 DIVIDENDS

                                                                  PARENT ENTITY
                                                                  ------------
                                                                  2000   1999
                                                                  -----  -----
                                                                  A$M    A$M
Interim dividend paid (2.5 cents per share)
   --Franked at 36 percent.......................................  18.3   21.3
   --Unfranked...................................................  25.2   21.2
                                                                  -----  -----
                                                                   43.5   42.5

Final dividend declared (3.5 cents per share)
   --Franked at 36 percent.......................................    --   30.1
   --Franked at 34 percent.......................................  27.0     --
   --Unfranked...................................................  34.3   30.0
                                                                  -----  -----
                                                                   61.3   60.1
Total dividends provided for or paid (6.0 cents per share)....... 104.8  102.6
Overprovision arising from shareholders electing to take shares in lieu of cash dividends under the parent entity's Share
  Investment Plan................................................ (10.8) (21.7)
                                                                  -----  -----
                                                                   94.0   80.9
                                                                  =====  =====
Dividends satisfied by the issue of shares under the Dividend
  Reinvestment and Share Investment Plans........................  35.5   49.3
Dividends paid in cash...........................................  68.1   51.7
                                                                  -----  -----
                                                                  103.6  101.0
                                                                  =====  =====

   The aggregate balance of the franking accounts of entities in the consolidated entity as at 30 June 2000, after adjusting for the effects of payment of income tax payable and dividends proposed, and franking credits that the parent entity may be prevented from distributing in the 30 June 2001 year, is A$11.9 million (1999: A$16.3 million). The portion of this balance available for members of the parent entity, after allowing for planned payment of dividends by controlled entities, is A$10.1 million (1999: A$16.0 million).

6 EARNINGS PER SHARE (EPS)

                                                               CONSOLIDATED
                                                            ------------------
                                                             2000      1999
                                                            -------   -------
                                                             CENTS     CENTS
BASIC EPS (CENTS)
   --before abnormal items.................................     8.0       6.0
   --after abnormal items..................................   (16.2)      6.1

                                                              A$M       A$M
                                                            -------   -------
RECONCILIATION OF EARNINGS USED IN THE CALCULATION OF
  EARNINGS PER SHARE
Earnings before abnormal items.............................   138.4     101.7
Abnormal items.............................................  (420.7)      2.1
                                                            =======   =======
Earnings after abnormal items..............................  (282.3)    103.8

                                                            MILLIONS OF SHARES
                                                            ------------------
                                                             2000      1999
                                                            -------   -------
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES USED IN THE
  CALCULATION OF BASIC EPS................................. 1,738.5   1,701.7

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

   Diluted earnings per share is not materially different from basic earnings per share and therefore is not disclosed.

7 CASH

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2000  1999
                                                                  -----  -----
                                                                   A$M   A$M
Cash............................................................. 152.7  382.5
Bank bills.......................................................  69.4   49.6
Gold bullion.....................................................  23.3   16.6
                                                                  -----  -----
                                                                  245.4  448.7
                                                                  =====  =====

8 RECEIVABLES

CURRENT
Trade debtors....................................................  28.7   68.3
Provision for doubtful debts.....................................    --   (0.5)
                                                                  -----  -----
                                                                   28.7   67.8
                                                                  -----  -----
Deposits in respect of bank guarantees...........................  15.9     --
                                                                  -----  -----
Other debtors....................................................  80.3   69.0
                                                                  -----  -----
Provision for doubtful debts.....................................  (0.9)  (0.5)
                                                                  -----  -----
                                                                   79.4   68.5
                                                                  -----  -----
Amounts owing by associated entities.............................  49.6    0.5
                                                                  -----  -----
Amounts owing by director-related entities.......................    --   30.0
Provision for doubtful debts.....................................    --   (8.5)
                                                                  -----  -----
                                                                     --   21.5
                                                                  -----  -----
                                                                  173.6  158.3
                                                                  =====  =====

NON-CURRENT
Amounts owing by associated entities.............................  81.5   89.6
Provision for doubtful debts..................................... (21.9) (20.6)
                                                                  -----  -----
                                                                   59.6   69.0
                                                                  -----  -----
Other debtors.................................................... 164.2   43.2
Provision for doubtful debts.....................................  (5.6)  (5.8)
                                                                  -----  -----
                                                                  158.6   37.4
                                                                  -----  -----
Amounts owing by director-related entities.......................  14.5  174.0
Provision for doubtful debts.....................................  (5.0) (12.5)
                                                                  -----  -----
                                                                    9.5  161.5
                                                                  -----  -----
                                                                  227.7  267.9
                                                                  =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


9 INVENTORIES

                                                              CONSOLIDATED
                                                              ------------
                                                               2000  1999
                                                              -----  -----
                                                               A$M   A$M
ALL INVENTORIES ARE STATED AT COST UNLESS OTHERWISE INDICATED
CURRENT
Stores.......................................................  30.3   36.1
Work in progress
   --gold ore stocks.........................................  32.6   33.4
   --gold ore stocks at net realisable value.................   1.7    8.8
   --industrial minerals.....................................    --    3.4
   --base metals.............................................   1.2    0.9
   --gold in circuit.........................................  17.9   19.7
   --gold in circuit at net realisable value.................    --    5.3
                                                              -----  -----
                                                               53.4   71.5
                                                              -----  -----
Finished goods
   --industrial minerals.....................................    --   25.4
   --base metals concentrate.................................   2.9     --
   --base metals concentrate at net realisable value.........  13.1    6.4
   --other...................................................   4.0    3.8
                                                              -----  -----
                                                               20.0   35.6
                                                              -----  -----
                                                              103.7  143.2
                                                              =====  =====
NON-CURRENT
Stores.......................................................   4.3    3.5
Work in progress.............................................  21.4    6.2
   --gold ore stocks.........................................   0.2    7.1
                                                              -----  -----
   --gold ore stocks at net realisable value.................  21.6   13.3
                                                              -----  -----
                                                               25.9   16.8
                                                              =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


10 INVESTMENTS

All investments are stated at cost unless otherwise indicated

CURRENT
UNLISTED SHARES
Other corporations..............................................    --   15.9
                                                                 -----  -----
NON-CURRENT
LISTED SHARES
Associated entities (equity accounted)..........................  76.4  200.1
Other corporations..............................................  62.1   59.9
Provision for diminution........................................ (10.1)  (9.7)
                                                                 -----  -----
                                                                  52.0   50.2
                                                                 -----  -----
                                                                 128.4  250.3
                                                                 -----  -----
UNLISTED SHARES
Joint venture entities (equity accounted)....................... 370.4  418.5
Other corporations..............................................  30.9   16.6
Provision for diminution........................................ (11.6)  (6.4)
                                                                 -----  -----
                                                                  19.3   10.2
                                                                 -----  -----
Investment in mining tenements at Directors' valuation 1995.....  67.5   67.5
                                                                 -----  -----
                                                                 457.2  496.2
                                                                 -----  -----
                                                                 585.6  746.5
                                                                 -----  -----

11 EXPLORATION AND EVALUATION EXPENDITURE

                                                                 CONSOLIDATED
                                                                -------------
                                                                 2000   1999
                                                                ------  -----
                                                                 A$M    A$M
Balance brought forward........................................ 143.60  125.4
   --Expenditure incurred during the year......................   58.5   99.8
   --Expenditure written off during the year...................  (46.6) (78.0)
   --Transferred to development properties.....................  (28.4) (14.3)
   --Transferred to mine properties............................   (3.2) (10.0)
   --Acquisitions and disposals................................   (0.7)  27.5
   --Foreign exchange movements................................    5.8   (6.8)
                                                                ------  -----
Balance carried forward........................................  129.0  143.6
                                                                ======  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


12 DEVELOPMENT PROPERTIES

Balance brought forward........................................  287.0  253.4
   --Expenditure incurred during the year......................   62.8  104.4
   --Disposals.................................................     --  (35.0)
   --Acquisitions..............................................   30.4     --
   --Transferred from explorations and evaluation..............   28.4   14.3
   --Expenditure written off/provided for during the year...... (104.0) (29.0)
   --Transferred to mine properties............................     --  (12.1)
   --Foreign exchange movements................................    6.3   (9.0)
                                                                ------  -----
Balance carried forward........................................  310.7  287.0
                                                                ======  =====

13 PROPERTY, PLANT AND EQUIPMENT

                                                                      CONSOLIDATED
                                            -----------------------------------------------------------------
                                                         2000                             1999
                                            -------- ------------- --------- -------- ------------- ---------
                                             GROSS    ACCUMULATED     NET     GROSS    ACCUMULATED     NET
                                            VALUE OF DEPRECIATION/   VALUE   VALUE OF DEPRECIATION/   VALUE
                                             ASSETS  AMORTISATION  OF ASSETS  ASSETS  AMORTISATION  OF ASSETS
                                            -------- ------------- --------- -------- ------------- ---------
                                              A$M         A$M         A$M      A$M         A$M         A$M
MINING PROPERTY, PLANT AND EQUIPMENT
Land and buildings at cost.................    57.1       (27.3)       29.8     87.9       (30.9)      57.0
Mine properties at cost.................... 1,477.7      (587.7)      890.0    973.7      (559.7)     414.0
Plant and equipment at cost................   801.4      (411.8)      389.6    926.5      (646.4)     280.1
Capital work in progress...................    38.9          --        38.9     37.6          --       37.6
                                            -------    --------     -------  -------    --------      -----
                                            2,375.1    (1,026.8)    1,348.3  2,025.7    (1,237.0)     788.7
                                            -------    --------     -------  -------    --------      -----
Non-mining property, plant and equipment at
  cost.....................................    48.9       (15.0)       33.9     41.5       (15.4)      26.1
                                            -------    --------     -------  -------    --------      -----
                                            2,424.0.   (1,041.8)    1,382.2  2,067.2    (1,252.4)     814.8
                                            =======    ========     =======  =======    ========      =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


14  INTANGIBLES

                                                                 CONSOLIDATED
                                                                 ------------
                                                                 2000   1999
                                                                 -----  -----
                                                                 A$M    A$M
Goodwill at cost................................................  94.2   98.6
Accumulated amortisation........................................ (46.7) (44.0)
                                                                 -----  -----
                                                                  47.5   54.6
                                                                 -----  -----
Larvik Processing Technology at cost............................    --   15.2
                                                                 -----  -----
                                                                  47.5   69.8
                                                                 =====  =====

15  OTHER ASSETS

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2000  1999
                                                                  -----  -----
                                                                   A$M   A$M
CURRENT
Prepaid mining costs.............................................  58.9   56.9
Prepaid hedging fees.............................................   5.2    0.6
Other prepaid expenses...........................................   7.9   14.0
Assets held for resale...........................................  51.5     --
                                                                  -----  -----
                                                                  123.5   71.5
                                                                  =====  =====

NON-CURRENT
Future income tax benefit-timing differences.....................  86.4  104.6
Prepaid mining costs.............................................  94.7   50.0
Purchase price paid in advance...................................    --   34.7
Deferred expenses................................................  12.0   19.8
Prepaid hedging fees.............................................  20.5    1.4
Prepaid interest.................................................  10.2     --
Accrued hedge gains..............................................  37.6     --
Other............................................................  10.0    2.8
                                                                  -----  -----
                                                                  271.4  213.3
                                                                  =====  =====

16  ACCOUNTS PAYABLE

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2000  1999
                                                                  -----  -----
                                                                   A$M   A$M
CURRENT
Trade creditors..................................................  65.8   92.8
Other creditors and accruals.....................................  94.1   61.6
                                                                  -----  -----
                                                                  159.9  154.4
                                                                  =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


17 BORROWINGS

CURRENT
UNSECURED
Bank overdraft (ii).............................................      --   8.8
Bank loans (ii).................................................    11.0  28.0
Gold-denominated debt...........................................     2.5 250.2
US dollar convertible bonds (iii)...............................      --  96.5
Amounts owing to other parties (iv).............................    10.1   8.6
                                                                 ------- -----
                                                                    23.6 392.1
                                                                 ------- -----
SECURED
Bank loans (v)..................................................    90.0  78.9
                                                                 ------- -----
                                                                   113.6 471.0
                                                                 ======= =====
NON-CURRENT
UNSECURED
Bank loans (ii).................................................   170.0    --
Gold-denominated debt...........................................     2.5   5.1
US dollar guaranteed notes (iii)................................   875.9 403.2
Amounts owing to other parties (iv).............................    19.8  28.4
                                                                 ------- -----
                                                                 1,068.2 436.7
                                                                 ------- -----
SECURED
Bank loans (v)..................................................   370.4  86.3
                                                                 ------- -----
                                                                 1,438.6 523.0
                                                                 ======= =====

   Details of the financing facilities of the consolidated entity are as follows:

                                        AVAILABLE AT   USED AT     UNUSED AT
                                        BALANCE DATE BALANCE DATE BALANCE DATE
                                        ------------ ------------ ------------
                                         2000  1999   2000  1999   2000  1999
                                        -----  ----- -----  ----- -----  -----
                                         A$M   A$M    A$M   A$M    A$M   A$M
Uncommitted short term money market....  50.0   50.0    --     --  50.0   50.0
Unsecured bank loans................... 710.0  760.0 181.0   36.8 529.0  723.2
Secured bank loans..................... 460.4  167.1 460.4  165.2    --    1.9

  (I) SHORT TERM MONEY MARKET

   The consolidated entity has uncommitted short term money market facilities from a number of banks. At 30 June 2000 these facilities were undrawn (1999: undrawn) and have not been redrawn as at the date of this report.

  (II) UNSECURED BANK LOANS

   Normandy Group Finance Ltd, a wholly owned entity, established a A$700 million committed revolving multi-option facility with a syndicate of banks in November 1997, which was subsequently renegotiated in November 1999 to A$650 million. The renegotiated facility consists of three tranches. Tranche 1 is a 364 day facility to a maximum of A$130 million, Tranche 2 is a term facility of two years to a maximum of A$240 million and Tranche 3 is a term facility of four years to a maximum of A$280 million. All tranches are at an

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

interest rate dependent on the currency drawn plus a margin of 0.60 percent. Interest is paid at the end of each interest period nominated by the borrower, to a maximum of 180 days. As at 30 June 2000, Tranche 1 was undrawn, the amount drawn down under Tranche 2 was A$60 million and the amount drawn down under Tranche 3 was A$110 million. As at 30 June 1999 the facility was undrawn.

   Normandy NFM Limited, a controlled entity, had a A$50 million one year committed revolving multi-option facility, subsequently renegotiated in August 2000 for A$25 million and now maturing in May 2001. As at 30 June 2000, A$11.0 million was drawn down under the facility (1999: A$28.0 million). Interest is paid at an interest rate dependent on the currency drawn plus a margin of 0.7 percent at the end of each interest period nominated by the borrower, to a maximum of 180 days.

   Normandy NFM Limited has a committed short term A$10 million overdraft facility which at 30 June 2000 was undrawn (1999: A$8.6 million).

   The consolidated entity has two unsecured credit facility agreements of A$12.5 million each, expiring 31 March 2003. At 30 June 2000 these facilities were undrawn.

  (III) US DOLLAR DENOMINATED DEBT

   On 1 July 1998, Normandy Finance Limited ("NFL") issued US$100 million of seven year 7.5 percent and US$150 million of ten year 7.625 percent guaranteed notes. Interest on the notes is paid semi-annually in arrears. Certain financial instruments were entered into whereby NFL has agreed to exchange the US dollar fixed interest amounts payable on the seven and ten year notes, with the 90 day Australian dollar bank bill rate plus a margin of 1.70 percent and
1.76 percent respectively. Subsequently, the 90 day Australian dollar bank bill rate in respect of A$100 million of the notes was fixed at an average rate of
5.715 percent for the two year period ending June 2001.

   The US$250 million has been recorded at A$403.2 million (1999: A$403.2 million) reflecting the future exchange rate at the time of the hedge transaction.

   In April 1998, Normandy Yandal Operations Limited (formerly Great Central Mines Limited) issued US$300 million of ten year 8.875 percent senior unsecured notes. Interest on the notes is paid semi-annually in arrears. Certain financial instruments were entered into whereby Normandy Yandal Operations Limited has agreed to exchange US dollar fixed interest amounts payable with gold interest rate exposure, which is partially fixed and partially variable in nature. Of the total, US$183.6 million has been swapped into a gold interest rate exposure, of which half is fixed at 3.87% and half is floating. The floating rate at 30 June 2000 was 1.49%.

   US$65 million of unsecured subordinated convertible bonds were issued in February 1990. The bonds were convertible at the option of the bond holders on or after 28 February 1999 up until 13 February 2000, into fully paid ordinary shares at the rate of 672.875 ordinary Normandy Mining Limited shares for each US$1,000 in principal amount of bonds. The bonds were redeemed by a wholly owned entity at their principal amount on 28 February 2000.

  (IV) AMOUNTS OWING TO OTHER PARTIES

   A controlled entity has recognised a current liability of A$7.5 million (1999: A$7.5 million) and a non-current liability of A$4.7 million (1999:
A$10.8 million), for the consideration payable to Esso Australia Resources Ltd, for the purchase of that company's interest in the Golden Grove Joint Venture. The liability has been discounted and is payable in two annual installments.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (V) SECURED BANK LOANS

   Bank loans are secured by registered charges over the land, buildings and other assets to which the loans relate.

   In February 1999 Yandal Gold Holdings Pty Ltd, a controlled entity, entered into a A$285 million secured term debt facility. At 30 June 2000 the facility is fully drawn. Interest is payable at the bank bill swap rate plus a margin of 1%.

   A controlled entity has a loan facility in respect of the Ovacik mine for US$40.0 million, established in December 1996, subsequently refinanced in May 1998 and in April 2000. As at 30 June 2000, the facility was fully drawn (1999: fully drawn), has an interest rate of LIBOR plus 1.0 percent and is due to mature in October 2000.

   A controlled entity has project financing facilities in respect of the Kasese project totaling US$58.2 million from a number of parties. At 30 June 2000 these facilities were fully drawn (1999: fully drawn to US$66 million), and are at varying interest rates dependent upon the term of each facility.

18 PROVISIONS

                                                                 CONSOLIDATED
                                                                 ------------
                                                                  2000  1999
                                                                 -----  -----
                                                                  A$M   A$M
CURRENT
Deferred hedge gain............................................. 100.7  100.8
Directors' entitlements.........................................   2.4    1.1
Dividends.......................................................  61.3   60.1
Employee entitlements...........................................  18.3   20.8
Income tax......................................................  27.4   25.3
Mine completion costs...........................................  32.1   62.2
Other...........................................................   7.6   11.5
                                                                 -----  -----
                                                                 249.8  281.8
                                                                 =====  =====
NON-CURRENT
Deferred hedge gain............................................. 242.0  333.3
Deferred mining costs...........................................  17.3   17.9
Deferred income tax............................................. 189.3  163.9
Employee entitlements...........................................   9.7    8.9
Mine completion costs........................................... 110.2   62.8
Deferred income.................................................   9.2     --
Other...........................................................  13.3    1.4
                                                                 -----  -----
                                                                 591.0  588.2
                                                                 =====  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


19 OTHER LIABILITIES

NON-CURRENT
Deferred exploration liability(i).................................... 81.3  --
Other................................................................  6.0 5.8
                                                                      ---- ---
                                                                      87.3 5.8
                                                                      ==== ===

--------
(i) The consolidated entity has contracted to make payments for exploration based on the production and exploration results of a controlled entity.

20 ISSUED CAPITAL

                                                                PARENT ENTITY
                                                               ---------------
                                                                2000    1999
                                                               ------- -------
                                                                A$M     A$M
1,751,558,731 (1999: 1,717,179,710) ordinary shares fully paid 1,155.5 1,130.3
                                                               ======= =======

   During the year the following changes to share capital occurred:

                                                    NUMBER
                                                   OF SHARES    2000    1999
                                                 ------------- ------- -------
                                                                A$M     A$M
Balance at beginning of financial year.......... 1,717,179,710 1,130.3   334.1
Transfer from reserves(i).......................            --      --   765.7
Exercise of unlisted options....................
   --1:1.101 basis..............................            --      --     0.1
Exercise of listed options(ii)..................                            --
   --1:1 basis..................................            --      --      --
Employee share investment plan issue............       484,300     0.5     2.5
Dividend Reinvestment Plan issue(iii)...........    23,427,339    24.7    27.9
Share Investment Plan issue(iii)................    10,467,382      --      --
                                                 ------------- ------- -------
Balance at end of financial year................ 1,751,558.731 1,155.5 1,130.3
                                                 ============= ======= =======

  (I) TRANSFER FROM RESERVES

   The balance of the Share Premium Reserve (A$761.2 million) and the Capital Redemption Reserve (A$4.5 million) as at 1 July 1998 were reclassified to Share Capital in accordance with revisions to the Corporations Law.

  (II) LISTED OPTIONS

   At 30 June 2000 there were 248,537,609 listed 2001 options on issue. The 2001 options are exercisable at A$2.50 per option on any business day during the months of January, April, July and October each year, until 30 April 2001. When exercised, each option entitles the holder to one fully paid ordinary share in Normandy Mining Limited.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (III) SHARE INVESTMENT AND DIVIDEND REINVESTMENT PLANS

   Under the parent entity's dividend alternatives, holders of ordinary shares may elect to have all or part of their dividend entitlements satisfied by the issue of new fully paid ordinary shares rather than by being paid in cash.

21 RESERVES

                                                                 CONSOLIDATED
                                                                 -----------
                                                                 2000  1999
                                                                 ---- ------
                                                                 A$M   A$M
Asset revaluation reserve.......................................  1.9    1.9
Foreign currency translation reserve............................ 43.1   26.1
                                                                 ---- ------
                                                                 45.0   28.0
                                                                 ==== ======
MOVEMENT IN RESERVES
SHARE PREMIUM RESERVE
Balance at beginning of financial year..........................   --  761.2
Transfer to share capital.......................................   -- (761.2)
                                                                 ---- ------
Balance at end of financial year................................   --     --
                                                                 ==== ======

Capital redemption reserve
Balance at beginning of financial year..........................   --   4.5
Transfer to share capital.......................................   --  (4.5)
                                                                 ---- -----
Balance at end of financial year................................   --    --
                                                                 ==== =====

Asset revaluation reserve
Balance at beginning of financial year..........................  1.9    --
Opening adjustment for adoption of AASB 1016....................   --   1.9
                                                                 ---- -----
Balance at end of financial year................................  1.9   1.9
                                                                 ==== =====
Foreign currency translation reserve
Balance at beginning of financial year.......................... 26.1  41.4
Net exchange difference on translation of overseas controlled entities...................................................... 17.0 (15.3)
                                                                 ---- -----
Balance at end of financial year................................ 43.1  26.1
                                                                 ==== =====

22 OUTSIDE EQUITY INTERESTS

                                                                 CONSOLIDATED
                                                                 ------------
                                                                  2000   1999
                                                                 -----   ----
                                                                  A$M    A$M
Issued capital..................................................  30.4   46.7
Retained earnings/(accumulated losses).......................... (31.2)  19.3
                                                                 -----   ----
Other reserves..................................................  38.2   24.4
                                                                 =====   ====
                                                                  37.4   90.4
                                                                 =====   ====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

23 NOTES TO STATEMENT OF CASH FLOWS

  (A) RECONCILIATION OF CASH

   For the purpose of the statement of cash flows, cash includes cash on hand, investments in money market instruments and gold bullion on hand net of outstanding bank overdrafts. Cash at the end of the financial year, as shown in the statement of cash flows, is reconciled to the related items in the balance sheet as follows:

                                                                 CONSOLIDATED
                                                                 -----------
                                                                 2000   1999
                                                                 ----- -----
                                                                  A$M   A$M
Cash............................................................ 152.7 382.5
Bank bills......................................................  69.4  49.6
Gold bullion....................................................  23.3  16.6
Bank overdraft..................................................    --  (8.8)
                                                                 ----- -----
                                                                 245.4 439.9
                                                                 ----- -----

  (B) FINANCING FACILITIES

   Refer to Note 17 for details of the credit standby arrangements and loan facilities available to the consolidated entity.

  (C) NON-CASH FINANCING AND INVESTING ACTIVITIES

   During the year, the Big Bell gold operations were sold to New Hampton Goldfields Limited, with A$11.0 million proceeds received in the form of ordinary shares in New Hampton Goldfields Limited. In addition, A$40.9 million of the acquisition of 100% of Normandy Yandal Operations Ltd from Edensor Nominees Pty Ltd was financed by the conversion of a loan to Edensor into shares in Normandy Yandal Operations Limited.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (D) RECONCILIATION OF NET CASH INFLOW FROM OPERATING ACTIVITIES TO OPERATING PROFIT/(LOSS) AFTER INCOME TAX

                                                                  2000    1999
                                                                 ------  ------
                                                                  $AM     $AM
Operating (loss)/profit after income tax........................ (322.7)  121.5
Bad and doubtful debts expense..................................    0.3    25.5
Depreciation and amortisation...................................  140.7   159.5
Exploration and evaluation written off/provided for.............   46.6    78.0
Unrealised foreign exchange gain................................   (0.4)   (7.7)
Share of equity accounted (profit)/loss.........................   40.2    (2.2)
Dividends received from associates..............................   19.3     8.4
(Gain)/loss on loan forgiveness.................................    2.8    (8.9)
Profit on sale of investments...................................   (2.0)   (9.7)
Profit on sale of other non-current assets......................  (43.4)  (46.4)
Profit on refinancing of gold loans.............................   (1.5)   (5.4)
Gain on redesignation of hedging................................     --  (147.7)
Write down in carrying values of assets.........................  521.0   142.8
Loss on sale of investments.....................................    0.3    10.3
Changes in net assets and liabilities, net of effects from
  businesses acquired/disposed:.................................
  (Increase)/decrease in receivables............................   21.6   (23.8)
  Decrease in inventories.......................................   15.3     0.9
  Increase in future income tax benefit.........................   (7.6)  (29.1)
  Increase in other assets......................................  (39.8)   (4.6)

                                                                  CONSOLIDATED
                                                                 -------------
                                                                  2000   1999
                                                                 ------  -----
                                                                  A$M    A$M
Increase/(decrease) in accounts payable.........................  (44.4)  67.4
Increase/(decrease) in provision for income tax.................    7.4   (1.1)
                                                                 ------  -----
Decrease in provision for deferred income tax...................   (5.3) (30.5)
Decrease in other provisions.................................... (132.5) (25.2)
                                                                 ------  -----
Net cash in flow from operating activities......................  215.9  272.0
                                                                 ======  =====

  (E) BUSINESSES ACQUIRED

   During the year, Normandy Yandal Operations Limited (formerly Great Central Mines Limited) and its controlled entities, and Yandal Gold Holdings Pty Ltd and its controlled entity were consolidated into the consolidated entity for the first time. Centenary Gold Mining was acquired during the previous year.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Details of the acquisition are as follows:

CONSIDERATION

                                                                  CONSOLIDATED
                                                                 -------------
                                                                  2000   1999
                                                                 ------  -----
                                                                  $AM    $AM
Cash............................................................   18.7   44.6
Conversion of loan receivable...................................   40.9     --
Deferred exploration liability..................................   83.2     --
                                                                 ------  -----
Total...........................................................  142.8   44.6
                                                                 ------  -----
FAIR VALUE OF NET ASSETS ACQUIRED

Current assets
   Cash.........................................................   65.1    0.4
   Receivables..................................................   18.6    0.2
   Inventories..................................................   19.8     --
   Other........................................................    3.1     --
Non-current assets
   Mine properties..............................................  563.9     --
   Plan and equipment...........................................  110.4    0.5
   Other........................................................   61.8   67.2
Current liabilities
   Accounts payable.............................................  (72.0)  (3.0)
Non-current liabilities
   Borrowings................................................... (834.5) (27.6)
   Provisions...................................................  (61.5)    --
   Other........................................................   (1.4)    --
Foreign currency translation reserve............................     --    6.9
                                                                 ------  -----
Net assets acquired............................................. (126.7)  44.6
Prior investment................................................  (89.5)    --
Purchase consideration expensed(i)..............................  359.0     --
                                                                 ------  -----
Consideration...................................................  142.8   44.6
                                                                 ------  -----
CASH (INFLOW)/OUTFLOW FOR ACQUISITION

Cash consideration..............................................   18.7   44.6
Less: cash balances acquired....................................  (65.1)  (0.4)
                                                                 ------  -----
Net (inflow)/outflow of cash....................................  (46.4)  44.2
                                                                 ------  -----

--------
(i) This represents the purchase consideration greater than the fair value of the identifiable net assets acquired and, as the amount does not represent goodwill, it has been expensed.

  (F) BUSINESSES DISPOSED

   During the year, the consolidated entity disposed of its Big Bell gold operations, its 50% interest in Australian Magnesium Investments Pty Ltd and its interests in various industrial minerals businesses. During the previous year the consolidated entity disposed of its 25.5% interest in the Goldfields Gas Transmission Joint Venture, the assets of Normandy Bow River Diamond Mine Ltd and interests in several controlled entities of Normandy LaSource SA.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Details of disposals are as follows:

                                                            CONSOLIDATED
                                                            ------------
                                                            2000   1999
                                                            -----  -----
                                                            A$M    A$M
CONSIDERATION
Cash....................................................... 114.6  205.5
Shares.....................................................  11.0     --
Deferred settlement receivable.............................   4.7     --
                                                            -----  -----
Total...................................................... 130.3  205.5
                                                            =====  =====

BOOK VALUE OF ASSETS AND LIABILITIES DISPOSED

Current assets
   Cash....................................................   8.7    8.7
   Receivables.............................................  19.2   12.8
   Inventories.............................................  34.6    4.0
Non-current assets
   Receivables.............................................    --    7.1
   Investments.............................................   0.2   39.2
   Property, plant and equipment...........................  60.7  121.5
   Other...................................................  33.7   26.4
Current liabilities
   Accounts payable........................................  (6.6) (29.4)
   Borrowings..............................................    --   (5.2)
   Provisions.............................................. (20.7)  (0.5)
Non-current liabilities
   Borrowings..............................................    --  (14.2)
   Provisions..............................................  (6.9)  (8.1)
Outside equity interest....................................    --    1.8
                                                            -----  -----
Net assets disposed........................................ 122.9  164.1
Net profit on disposal.....................................   7.4   32.7
                                                            -----  -----
Consideration.............................................. 130.3  196.8
                                                            =====  =====

CASH INFLOW FOR DISPOSAL

Cash consideration......................................... 114.6  205.5
Less: cash balances disposed...............................  (8.7)  (8.7)
                                                            -----  -----
Net inflow of cash......................................... 105.9  196.8
                                                            =====  =====

  (G) CASH NOT AVAILABLE

   A balance of US$20.0 million (1999: US$20.0 million) is being held as security in respect of a project loan facility of a controlled entity.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


24 SEGMENT INFORMATION

   Details of industry segments are as follows:

                            SALES REVENUE    TOTAL ASSETS   SEGMENT PROFIT
                          ----------------  --------------- -------------
                           2000     1999     2000    1999    2000   1999
                          -------  -------  ------- ------- ------  -----
                            $M       $M       $M      $M      $M     $M
Gold.....................   936.0    914.6  2,445.9 2,214.2  198.3  115.9
Metals...................   178.1    231.6    428.8   456.4   26.6   12.0
Industrial minerals......   179.7    179.0    101.0   326.3   11.8    9.7
Power and gas............    62.5     64.0     44.5    43.3    3.1    3.7
Finance and corporate....      --       --    606.0   357.1 (101.4) (39.6)
                          -------  -------  ------- ------- ------  -----
                          1,356.3  1,389.2  3,626.2 3,397.3  138.4  101.7
Intersegment eliminations   (32.7)   (33.1)      --      --     --     --
Abnormal items...........      --       --       --      -- (420.7)   2.1
                          -------  -------  ------- ------- ------  -----
Consolidated total....... 1,323.6  1,356.1  3,626.2 3,397.3 (282.3) 103.8
                          =======  =======  ======= ======= ======  =====

   Electricity sales from the power and gas segment to the gold segment of $32.7 million (1999: $33.1 million) are on normal commercial terms.

DETAILS OF GEOGRAPHICAL SEGMENTS ARE AS FOLLOWS:

Australia................ 1,187.1 1,217.0 2,564.8 2,202.3  157.5  134.0
Asia.....................    23.9    23.8     5.8    27.0    3.0   (7.0)
Europe...................    46.5    46.4   358.2   315.7  (41.4) (36.4)
New Zealand..............    43.8    46.7    86.6    83.3    3.6    6.2
Africa...................    20.3    22.2   246.7   415.8   11.3    2.7
North and South America..     2.0      --   364.1   353.2    4.4    2.2
                          ------- ------- ------- ------- ------  -----
                          1,323.6 1,356.1 3,626.2 3,397.3  138.4  101.7
Intersegment eliminations      --      --      --      --     --     --
Abnormal items...........      --      --      --      -- (420.7)   2.1
                          ------- ------- ------- ------- ------  -----
Consolidated total....... 1,323.6 1,356.1 3,626.2 3,397.3 (282.3) 103.8
                          ======= ======= ======= ======= ======  =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


25 JOINT VENTURE OPERATIONS

   THE CONSOLIDATED ENTITY'S INTERESTS IN MATERIAL UNINCORPORATED JOINT VENTURE OPERATIONS ARE AS FOLLOWS:

NAME OF JOINT VENTURE OPERATION                             % INTEREST
-------------------------------                             ----------
                                                            2000  1999
                                                            ----  ----
KCGM
   --Fimiston/Paringa Joint Venture........................ 50.0  50.0
   --Kalgoorlie Mining Associates Joint Venture............ 50.0  50.0
   --Mt Percy Joint Venture................................ 50.0  50.0
Boddington Gold Mine Joint Venture......................... 44.4  44.4
Goldfields Power Joint Venture............................. 50.0  50.0
Goldfields Power Joint Venture Number Two.................. 50.0  50.0
Kalgoorlie Tailings Retreatment Project Joint Venture...... 90.0  90.0
Martha Hill Joint Venture.................................. 28.4  28.4
Pajingo Joint Venture...................................... 50.0  50.0
                                                            ====  ====

   These joint venture operations are involved in exploration and mining, except for the Goldfields Power Joint Ventures which are involved in the operation of a power station.

   The consolidated entity's interest in assets employed in the joint venture operations and in other exploration joint ventures which individually are not material, are included in the balance sheet under the following classifications:

                                                            2000  1999
                                                            ----- -----
                                                            A$M   A$M
CURRENT ASSETS
Cash.......................................................   6.4  12.7
Receivables................................................  29.5  25.2
Inventories................................................  45.3  46.1
Other......................................................   9.9  25.2
                                                            ----- -----
                                                             91.1 109.2
                                                            ===== =====

NON-CURRENT ASSETS
Receivables................................................   0.7   0.7
Inventories................................................  10.4  14.7
Exploration and evaluation expenditure.....................  40.4  30.5
Property, plant and equipment.............................. 340.7 278.4
Other......................................................  21.7  15.7
                                                            ----- -----
                                                            413.9 340.0
                                                            ----- -----
TOTAL ASSETS............................................... 505.0 449.2
                                                            ===== =====

SHARE OF CAPITAL COMMITMENTS AND CONTINGENT LIABILITIES

   The consolidated entity's share of joint venture operations capital expenditure commitments at balance date was A$12.8 million (1999: A$67.9 million) and of contingent liabilities was A$15.7 million (1999: A$2.0 million).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


26 JOINT VENTURE ENTITIES

   THE CONSOLIDATED ENTITY HAS A SIGNIFICANT NON-CONTROLLING INTEREST IN THE FOLLOWING JOINT VENTURE ENTITIES:

                                                                 BENEFICIAL
NAME OF JOINT VENTURE ENTITY AND PRINCIPAL ACTIVITY               INTEREST
---------------------------------------------------              ----------
                                                                 2000  1999
                                                                 ----  ----
                                                                  %     %
Australian Magnesium Investments Pty Ltd(i)
   Investment................................................... 50.0  50.0
BRGM Perou SAS(ii)
   Mining Investment............................................ 49.0  49.0
Campagnie Miniere Internationale Or SA(ii)
   Mining Investment............................................ 49.0  49.0
Omya Southern Pty Ltd(iii)
   Processing and Distribution of Industrial Minerals...........   --  50.0
TVX Normandy Americas (Canada) Inc.(ii)
   Gold Mining.................................................. 49.9  49.9
TVX Normandy Americas (Cayman) Inc.(ii)
   Gold Mining.................................................. 49.9  49.9
Yandal Gold Holdings Pty Ltd(iv)
   Mining Investment............................................   --  49.9
                                                                 ====  ====

--------
(i) Subsequent to year end Australian Magnesium Corporation Limited ("AMC"), formerly Queensland Metals Corporation Limited, completed the acquisition of NIM Magmetal Limited, a controlled entity that held the investment in Australian Magnesium Investments Pty Ltd. As consideration the consolidated entity received shares in AMC such that the consolidated entity's percentage shareholding in AMC is 62%.
(ii)  Balance date 31 December.
(iii) During the year the consolidated entity disposed of its interest in this entity.
(iv) During the year this entity was consolidated into the consolidated entity for the first time.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


EQUITY ACCOUNTED INVESTMENT

                                                                 CONSOLIDATED
                                                              ------------------
                                                                  2000     1999
                                                              ------------ -----
                                                                  A$M      A$M
Carrying amount at the beginning of the financial year.......    418.5     193.8
Share of operating profits/(losses) after income tax.........      7.4       1.4
Share of dividend income.....................................    (19.3)     (4.0)
Provision for diminution.....................................       --      (8.0)
Adjustment on adoption of equity accounting as at 1 July 1998       --      (6.0)
Acquisition of additional interest in joint venture entities.      2.1     294.1
Disposal of interest in joint venture entities...............    (38.3)    (52.8)
                                                                 -----     -----
Carrying amount at the end of the financial year.............    370.4     418.5
                                                                 =====     =====
                                                              CONSOLIDATED
                                                              ------------
                                                                  2000
                                                              ------------
                                                                  A$M
SHARE OF ASSETS AND LIABILITIES

Current assets...............................................     89.8
Non-current assets...........................................    321.5
Current liabilities..........................................     52.8
Non-current liabilities......................................     53.9

SHARE OF OPERATING PROFIT
Operating revenue............................................    171.6
Operating expenses...........................................    162.5
                                                                 -----
Operating profit.............................................      9.1
Income tax attributable to operating profit..................      1.7
                                                                 -----
Operating profit after income tax............................      7.4
Profit on extraordinary items after income tax...............       --
                                                                 -----
Operating profit and extraordinary items after income tax....      7.4
                                                                 =====

SHARE OF RESERVES

Accumulated losses
   at the beginning of the financial year....................    (10.4)
   at the end of the financial year..........................     (0.3)
Asset revaluation reserve
   at the beginning of the financial year....................      1.9
   at the end of the financial year..........................      1.9

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


27 CONTROLLED ENTITIES

   Details of controlled entities are shown below. For entities where the parent entity has less than 50 percent ownership, control is determined through the capacity to dominate decision making in relation to the financial and operating policies of the entity.

                                                             COUNTRY OF
ENTITY                                                 INCORPORATION/FORMATION
------                                                 -----------------------
PARENT ENTITY
Normandy Mining Limited...............................          Aust

WHOLLY OWNED ENTITIES OF NORMANDY MINING LIMITED
ACM (New Zealand) Ltd.................................           NZ
ACM Exploration Pty Ltd(b)............................          Aust
ACM Gold Pty Ltd(c)...................................          Aust
ACM Mines Pty Ltd(b)..................................          Aust
Armada Resources Pty Ltd(b)...........................          Aust
Ausdev Investments Pty Ltd(b).........................          Aust
Australian Consolidated Minerals Pty Ltd..............          Aust
Australian Metals Corporation Pty Limited(e)..........          Aust
Autin Investments BV..................................       Netherlands
Aztec Finance Pty Ltd(b)..............................          Aust
Aztec Mining Company Ltd(f)...........................          Aust
Aztec Nominees Pty Ltd(b).............................          Aust
Bardini Pty Ltd(b)....................................          Aust
Big Bell Mines Pty Ltd(b).............................          Aust
Blackhill Minerals Ltd................................           NZ
Clave Pty Ltd(b)......................................          Aust
Clynton Court Pty Limited(e)..........................          Aust
Commercial Minerals Beteiligungs-gesellschaft mbH.....         Germany
Dafrico (Overseas) Ltd(e).............................         Cyprus
Eagle Mining Pty Limited(e)...........................          Aust
Eurogold Madencilik AS................................         Turkey
Gastro Cl(e)..........................................       Ivory Coast
GMK Finance Pty Ltd(c)................................          Aust
GMK Investments Pty Ltd...............................          Aust
Golden Grove Group Investment Holdings Pty Ltd(b).....          Aust
Golden Grove Group Investment Unit Trust..............          Aust
Great Central Holdings Pty Ltd(e).....................          Aust
Great Central Investments Pty Ltd(e)..................          Aust
Grillo Zincoll GmbH...................................         Germany
Hampton Areas Australia Pty Ltd(b)....................          Aust
Hampton Gold Mining Areas Limited.....................           UK
Hampton Jubilee Pty Ltd(b)............................          Aust
Hunter Resources Pty Limited(e).......................          Aust
Kalgoorlie Lake View Pty Ltd..........................          Aust
La Source Development SAS.............................         France
Lachlan Zinc Pty Ltd (c)..............................          Aust

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                                                             COUNTRY OF
ENTITY                                                 INCORPORATION/FORMATION
------                                                 -----------------------
Larvik Pigment (Asia Pacific) Sdn Bhd.................        Malaysia
Larvik Pigment (Australia) Limited....................          Aust
Larvik Pigment (Norway) AS............................         Norway
Linfast Pty Ltd(b)....................................          Aust
Macapa Pty Ltd(b).....................................          Aust
Martha Hill Gold Mines Ltd............................           NZ
Matlock Castellano Pty Limited(e).....................          Aust
Matlock Descanso Pty Limited(e).......................          Aust
Matlock Mining Pty Limited(e).........................          Aust
Metal Traders Australasia Pty Ltd(b)..................          Aust
Metals Exploration Pacific Pty Ltd(b).................          Aust
Millmerran Coal Pty Ltd(b)............................          Aust
Minera Normandy Argentina SA..........................        Argentina
Minera Normandy Chile Limitada........................          Chile
Murchison Zinc Pty Ltd................................          Aust
National Shareholder Services Pty Ltd(b)..............          Aust
NGF Ltd(c)............................................        Cayman Is
Nicron Resources (US) Pty Ltd(b)......................          Aust
NIM Australia Pty Ltd.................................          Aust
NIM Magmetal Pty Ltd(h)...............................          Aust
NIM Overseas Pty Ltd..................................          Aust
Norkal Pty Ltd........................................          Aust
Normandie Service SAS.................................         France
Normandy ACM Management Pty Ltd(b)....................          Aust
Normandy ACM Pty Ltd..................................          Aust
Normandy Americas Holding Limited(e)..................         Canada
Normandy Asia Pty Ltd(b)..............................          Aust
Normandy Asia (Philippines) Inc.......................       Philippines
Normandy Boddington Holdings Pty Ltd..................          Aust
Normandy Boddington Investments Pty Ltd...............          Aust
Normandy Boddington Pty Ltd...........................          Aust
Normandy Bow River Diamond Mine Ltd...................          Aust
Normandy Capital Group Pty Ltd(c).....................          Aust
Normandy Carrington Pty Ltd(b)........................          Aust
Normandy Cayman Hold Co Inc(e)........................        Cayman Is
Normandy Central Pty Ltd(b)...........................          Aust
Normandy Chile Holdings...............................        Cayman Is
Normandy Company (Malaysia) Sdn Bhd...................        Malaysia
Normandy Consolidated Gold Holdings Pty Ltd...........          Aust
Normandy Exploration Pty Ltd(c).......................          Aust
Normandy Finance Limited..............................          Aust
Normandy French Holdings SAS..........................         France
Normandy GMK Holdings Pty Ltd.........................          Aust
Normandy Gold Exploration Pty Ltd(b)..................          Aust
Normandy Gold Holdings Pty Ltd........................          Aust

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                                                             COUNTRY OF
ENTITY                                                 INCORPORATION/FORMATION
------                                                 -----------------------
Normandy Gold Investments Pty Ltd(b)..................          Aust
Normandy Gold Management Pty Ltd(b)...................          Aust
Normandy Gold Services Pty Ltd(b).....................          Aust
Normandy Gold Treasury Pty Ltd........................          Aust
Normandy Golden Grove Operations Pty Ltd..............          Aust
Normandy Group Finance Limited........................          Aust
Normandy Group Gold Pty Ltd(b)........................          Aust
Normandy Group Searches Pty Ltd(b)....................          Aust
Normandy Group Trading Pty Ltd(b).....................          Aust
Normandy GRPL Pty Ltd(b)..............................          Aust
Normandy Holdings BV(e)...............................       Netherlands
Normandy Insurance Pty Ltd............................        Singapore
Normandy International Exploration Pty Ltd(b).........          Aust
Normandy International Group BV.......................       Netherlands
Normandy International Holdings Pty Ltd...............          Aust
Normandy Investments BV(e)............................       Netherlands
Normandy Kaltails Pty Ltd.............................          Aust
Normandy Latin America Holdings Inc...................        Cayman Is
Normandy Latin American Inc...........................         Canada
Normandy LaSource Kazakstan BV........................       Netherlands
Normandy LaSource SA..................................         France
Normandy Lore Pty Ltd(b)(c)...........................          Aust
Normandy Metals Pty Ltd(c)............................          Aust
Normandy Mildite Pty Ltd(b)...........................          Aust
Normandy Minerals Pty Ltd(c)..........................          Aust
Normandy Mining Finance Pty Ltd(c)....................          Aust
Normandy Mining Holdings Pty Ltd......................          Aust
Normandy Mining Investments Pty Ltd(b)................          Aust
Normandy Mining Kazakstan Pty Ltd(b)..................          Aust
Normandy Mining Services (Canada) Inc.................         Canada
Normandy Mining Services Pty Ltd......................          Aust
Normandy Mt Keith Pty Ltd(b)..........................          Aust
Normandy NGL Holdings Pty Ltd.........................          Aust
Normandy Overseas Holding Company Sdn Bhd.............        Malaysia
Normandy Pacific Energy Pty Ltd(c)....................          Aust
Normandy Pacific Pty Ltd(c)...........................          Aust
Normandy Pajingo Pty Ltd..............................          Aust
Normandy Pastoral Pty Ltd(b)..........................          Aust
Normandy Pipelines Finance Pty Ltd(b).................          Aust
Normandy Pipelines Pty Ltd............................          Aust
Normandy Power Pty Ltd................................          Aust
Normandy PT Pty Ltd(b)................................          Aust
Normandy Resources Ltd................................           UK
Normandy Shelf (No. 1) Pty Ltd(b).....................          Aust
Normandy Spain Holdings SL(e).........................          Spain

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                                                             COUNTRY OF
ENTITY                                                 INCORPORATION/FORMATION
------                                                 -----------------------
Normandy Tennant Creek Pty Ltd........................          Aust
Normandy Treasury Pty Ltd(c)..........................          Aust
Normandy Wiluna Gold Pty Ltd(c)(e)....................          Aust
Normandy Wiluna Metals Pty Ltd(c)(e)..................          Aust
Normandy Wiluna Mines Pty Ltd(c)(e)...................          Aust
Normandy Woodcutters Pty Ltd(c).......................          Aust
Normandy Wownaminya Pty Ltd...........................          Aust
Normandy Yandal Operations Limited(c)(e)..............          Aust
North Kalgurli Mines Pty Ltd..........................          Aust
NP Kalgoorlie Pty Ltd.................................          Aust
Oberon Oil Pty Ltd(b).................................          Aust
Orelia Pty Ltd(b).....................................          Aust
Oremet Pty Ltd(b).....................................          Aust
Pacific Minerals &Metals Pty Ltd(c)...................          Aust
Pan Ocean Finance Pty Ltd(b)..........................          Aust
Pan Ocean Resources Pty Ltd...........................          Aust
Paringa Mining and Exploration Company Limited........           UK
Perpleks Pty Ltd......................................          Aust
Petrocarb Exploration Pty Ltd(c)......................          Aust
Philip Creek Pastoral Co Pty Ltd(b)...................          Aust
Posor Pty Ltd(b)......................................          Aust
Posdale Pty Ltd(b)....................................          Aust
PT Normandy Indonesia.................................        Indonesia
Quotidian No. 117 Pty Ltd(e)..........................          Aust
Ranas Bruks AB........................................         Sweden
Sanworth Pty Ltd(b)...................................          Aust
Sater Pty Ltd(b)......................................          Aust
Sharevest Pty Ltd(b)..................................          Aust
Shenreef Pty Ltd(b)...................................          Aust
Tennant Creek Pastoral Co Pty Ltd(b)..................          Aust
Utal Pty Ltd(b).......................................          Aust
Waihi Gold Mining Company Ltd.........................           NZ
Welcome Gold Mines Ltd................................           NZ
Wirralie Gold Mines Pty Ltd...........................          Aust
Yandal Gold Pty Ltd(e)................................          Aust
Yandal Gold Holdings Pty Ltd(e).......................          Aust

OTHER
Martha Holdings Limited...............................           NZ
Waihi Financing Limited...............................           NZ
Waihi Resources Limited...............................           NZ
Waihi Mines Limited...................................           NZ

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000



                                                                                 OWNERSHIP %
                                                               COUNTRY OF        -----------
PARTLY OWNED* ENTITY                                     INCORPORATION/FORMATION 2000  1999
--------------------                                     ----------------------- ----- -----
Banff Resources Ltd.....................................         Canada           85.6  85.6
Kasse Cobalt Company Limited............................         Uganda           63.0  63.0
Centenary Gold Mining Limited...........................          Ghana           92.0  54.0
Companie Mineral LJB Normandy Peru SA...................          Peru            49.0  49.0
Comstaff Proprietary Limited(b).........................          Aust            81.4  81.4
Golden Ridge Resources Ltd..............................          Ghana           80.0  40.0
GPS Finance (No2) Pty Ltd(b)............................          Aust            66.7  66.7
GPS Finance Pty Ltd(b)..................................          Aust            66.6  66.6
Hampton Australia Limited(a)(d).........................          Aust           100.0 100.0
Kentau Exploration and Mining Co........................        Kazakstan         61.0  61.0
LaSource Bolivia Ltd....................................         Bolivia          99.0  99.0
Martha Mining Limited...................................           NZ             33.5  33.5
Mayflower Gold Mines Pty Ltd............................          Aust            80.0  80.0
Minera LaSource Peru SA(a)(f)...........................          Peru           100.0 100.0
Minera LaSource Resources Ltd(e)........................           UK             99.9  99.9
Normandy Mt Leyshon Limited.............................          Aust            76.4  76.4
Baletto Pty Limited(b)..................................          Aust           100.0 100.0
Normandy NFM Limited....................................          Aust            84.9  81.9
NP Finance (No2) Pty Ltd(b).............................          Aust            66.7  66.7
NP Finance Pty Ltd(b)...................................          Aust            66.6  66.6
Sociedade de Exploracao de Recursos Minieros Limitada(a)        Portugal         100.0 100.0
Societe des Mines D'lty.................................       Ivory Coast        51.0  51.0
Thracean Gold Mining....................................         Greece           80.0  80.0

--------
* Ownership interest refers to the ownership interest held by the parent entity as listed immediately above the controlled entity.

   (a) Ownership percentage has been rounded up to 100 percent.

   (b) These companies are classified as 'small' proprietary companies under the Corporations Law and, accordingly, are relieved from the requirement to prepare audited financial reports under the Corporations Law.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   (c) Entities which underwent a change of name during the year:

    ACM Gold Limited                  to  ACM Gold Pty Ltd.
    Bounty Gold Mine Pty Ltd          to  Normandy Lore Pty Ltd
    GMK Finance Limited               to  GMK Finance Pty Ltd
    Great Central Mines Limited       to  Normandy Yandal Operations Limited
    Lachlan Zinc NL                   to  Lachlan Zinc Pty Ltd
    Normandy Capital Group Limited    to  Normandy Capital Group Pty Ltd
    Normandy Exploration Limited      to  Normandy Exploration Pty Ltd
    Normandy Metals Limited           to  Normandy Metals Pty Ltd
    Normandy Minerals Limited         to  Normandy Minerals Pty Ltd
    Normandy Mining Finance Limited   to  Normandy Mining Finance Pty Ltd
    Normandy Pacific Energy Limited   to  Normandy Pacific Energy Pty Ltd
    Normandy Pacific Limited          to  Normandy Pacific Pty Ltd
    Normandy Peru Holdings Limited    to  NGF Limited
    Normandy Treasury Limited         to  Normandy Treasury Pty Ltd
    Normandy Woodcutters Limited      to  Normandy Woodcutters Pty Ltd
    Pacific Minerals & Metals Limited to  Pacific Minerals & Metals Pty Ltd
    Petrocarb Exploration N.L.        to  Petrocarb Exploration Pty Ltd
    Wiluna Gold Pty Ltd               to  Normandy Wiluna Gold Pty Ltd
    Wiluna Metals Pty Ltd             to  Normandy Wiluna Metals Pty Ltd
    Wiluna Mines Pty Ltd              to  Normandy Wiluna Mines Pty Ltd

--------
(d) At the date of this report, the entity is in members' voluntary liquidation although the consolidated entity's interest in this entity as at 30 June 2000 is still 99.97 percent.

(e) During the year the economic entity acquired the following entities:

                                                               PROPORTION
                                                               OF SHARES
                                                DATE OF         ACQUIRED
ENTITY ACQUIRED:                              ACQUISITION A$M      %
----------------                              ----------- ---- ----------
Gatro Cl.....................................    1.7.99    2.2   100.0
Dafrico (Overseas) Ltd.......................   20.3.00    7.6   100.0
Great Central Mines Limited..................    5.4.00    (I)    72.2
   Australian Metals Corporation Pty Limited
   Clynton Court Pty Limited
   Eagle Mining Pty Limited
   Great Central Holdings Pty Limited
   Great Central Investments Pty Limited
   Hunter Resources Pty Limited
   Matlock Descanso Pty Limited
   Mattock Castellano Pty Limited
   Mattock Mining Pty Limited
   Quotidian No. 117 Pty Limited
   Wiluna Gold Pty Ltd
   Wiluna Metals Pty Ltd
   Wiluna Mines Pty Ltd
Normandy Americas Holdings Limited...........    1.7.99     --   100.0
Normandy Cayman Hold Co Inc..................    1.7.99     --   100.0
Normandy Holdings BV.........................    1.7.99     --   100.0
Normandy Investments BV......................    1.7.99     --   100.0
Normandy LaSource Resources Ltd..............    1.7.99     --    99.9
Normandy Spain Holdings SL...................    1.7.99     --   100.0
Yandal Gold Holdings Py Ltd..................    5.4.00   (II)    50.1
Yandal Gold Pty Ltd..........................
                                                =======   ====   =====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

--------
   Results are included from the date of acquisition.

   (i) The additional 72.2% interest in the Great Central Mines Limited group was acquired for consideration of A$414.0 million, comprising a A$271.2 million investment by a controlled entity of Yandal Gold Holdings Ply Ltd and the A$142.8 million consideration paid by the consolidated entity to gain control of Great Central Mines Limited and Yandal Gold Holdings Pty Ltd.

  (ii) These companies were acquired for a total cost of A$1.5 million.

(f) As at the date of this report, the entity is in members' voluntary liquidation.

(g) During the year the economic entity disposed of the following entities:

                                                             PROFIT
                                                               ON    REMAINING
                                                   DATE OF  DISPOSAL INTEREST
ENTITY DISPOSED:                                   DISPOSAL   A$M     HELD %
----------------                                   -------- -------- ---------
Cheni Resources Inc............................... 26.2.00    4.0       --
Commercial Minerals (Malaysia) Sdn Bnd............ 30.6.00     (i)      --
Commercial Minerals Asia Pte Ltd.................. 30.6.00     (i)      --
Commercial Minerals Limited....................... 30.6.00     (i)      --
Commercial Minerals Magnetite Ltd................. 30.6.00     (i)      --
Commercial Minerals Talc Pty Ltd.................. 30.6.00     (i)      --
Normandy Industrial Minerals Limited.............. 30.6.00     (i)      --
Norox Mining Company Limited...................... 8.10.99     --       --
Talas Gold Company................................
Perth Office Unit Trust........................... 18.1.00    0.5       --
                                                   =======    ===       ==

   -----
   (i) These companies were disposed of for a total profit on sale of A$10.1 million.

   (h) NIM Magmetal Pty Ltd was sold subsequent to year end (refer Note 26)

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


28 ASSOCIATED ENTITIES

   THE CONSOLIDATED ENTITY HAS A SIGNIFICANT NON-CONTROLLING INTEREST IN THE FOLLOWING ENTITIES:

                                                         BENEFICIAL  CARRYING
                                                          INTEREST   INTEREST
                                                         ---------- ----------
 NAME OF ASSOCIATED ENTITY ENTITY AND PRINCIPAL ACTIVITY 2000  1999 2000 1999
 ------------------------------------------------------- ----  ---- ---- -----
                                                          %     %   A$M  A$M
 Normandy Yandal Operations Limited (i) (ii)............
 --GoldMining and Exploration...........................   --  27.8   -- 128.2
 Australian Magnesium...................................
 Corporation Limited (iii)..............................
 --Mining of Industrial Minerals........................ 36.9  36.9 76.4  71.9
                                                         ----  ---- ---- -----
                                                                    76.4 200.1
                                                         ====  ==== ==== =====

--------
(i) Formerly Great Central Mines Limited.
(ii) During the year, this entity was consolidated into the consolidated entity for the first time.
(iii) Formerly Queensland Metals Corporation Limited.

CONSOLIDATED ENTITY'S SHARE OF RESULTS ATTRIBUTABLE TO ASSOCIATES:

                                                                                      CONSOLIDATED
                                                                                     -------------
                                                                                      2000   1999
                                                                                     ------  -----
                                                                                      A$M    A$M
Operating profit before abnormal items and income tax...............................    5.5    8.2
Abnormal items......................................................................  (71.7)    --
                                                                                     ------  -----
Operating profit/(loss) before income tax...........................................  (66.2)   8.2
Income tax (expense)/benefit........................................................   18.6   (7.4)
                                                                                     ------  -----
Operating profit/(loss) after income tax............................................  (47.6)   0.8
                                                                                     ======  =====
Share of post-acquisition accumulated losses attributable to associates:
Accumulated losses attributable to associates at the beginning of the financial year  (63.5) (59.9)
Share of net profit/(loss) of associates............................................  (47.6)   0.8
Dividends from associates...........................................................     --   (4.4)
Share of retained earnings on consolidation.........................................   85.8
                                                                                     ------  -----
Losses attributable to associates at the end of the financial year..................  (25.3) (63.5)
                                                                                     ======  =====
Movements in carrying amounts of investments in associates:
Carrying amount at the beginning of the financial year..............................  200.1  249.5
Acquisitions at cost................................................................   71.8   14.1
Former associates now consolidated.................................................. (147.9)    --
Share of operating profits/(losses) after income tax................................  (47.6)   0.8
Dividend income.....................................................................     --   (4.4)
Adjustment on adoption of equity accounting as at 1 July 1998.......................     --  (59.9)
Carrying amount at the end of the financial year....................................   76.4  200.1
                                                                                     ======  =====
Share of associates' contingent liabilities:
Guarantees..........................................................................    0.8    3.9
                                                                                     ======  =====
Share of associates' expenditure commitments:
Capital expenditure.................................................................    0.2   15.0
Non-cancellable operating leases....................................................    0.1    0.5
Exploration and mineral leases......................................................    0.1  115.3
Other commitments...................................................................    5.1   13.7
                                                                                     ------  -----
                                                                                        5.5  144.5
                                                                                     ======  =====

   SUMMARIZED FINANCIAL POSITION OF ASSOCIATES:

                                                     CONSOLIDATED
              -                                     --------------
                                                    2000    1999
                                                     $M      $M
                                                    -----  -------
              Net profits/(losses) after income tax (17.8)    12.4
              Assets............................... 189.7  1,266.5
              Liabilities..........................  73.7    737.2
                                                    -----  -------

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


29 FINANCIAL INSTRUMENTS

  (A) OBJECTIVES OF DERIVATIVE FINANCIAL INSTRUMENTS

   The consolidated entity employs derivative financial instruments, including forward sales contracts, option contracts, swaps and forward rate agreements to manage risk emanating from actual exposures to commodity price risk, foreign exchange risk and interest rate risk. The consolidated entity does not trade derivative financial instruments.

  (B) GOLD HEDGING

   The consolidated entity maintains hedging positions to provide certainty over future cash flows and protect revenue against periods of falling prices.

   As at 30 June 2000, the consolidated entity had committed to the following types of hedging contracts:

FORWARD SALES CONTRACTS

   Gold forward sale contracts outstanding are of two types--outright forwards with a floating gold leasing rate and short term rolling contracts.

   Under an outright forward the forward price for the gold sale is fixed at the time of entering into the contract. Gold leasing fees are charged for the life of the contract and are set on a periodic basis at the discretion of the consolidated entity. The net price realised is the fixed contract price net of accrued gold leasing fees (paid at maturity of the contract).

   Under a short term rolling contract a spot transaction has been entered into and is being rolled periodically, with the new contract price being calculated on a net contango basis at each maturity date.

   The 90 day gold lease rate and the 12 month gold lease rate at 30 June 2000 were 0.88% and 1.51% respectively (1999: 1.47% and 1.90%). Over the 12 months to 30 June 2000 the 90 day lease rate had been in the range of 0.62% to 9.14% (1999: 0.71% to 1.85%) and averaged 1.87% (1999: 1.06%) and the 12 month lease rate has been in the range 1.30% to 6.56% (1999: 1.42% to 2.05%) and averaged 2.29% (1999: 1.66%).

   The consolidated entity normally settles gold forward sale contracts by delivery of the underlying commodity.

OPTIONS

   If exercised, gold put options are normally settled by delivery of gold.

FORWARD RATE AGREEMENTS

   Forward rate agreements are used to fix future gold leasing rate exposures resulting from the outright forward positions described above. The agreements swap floating gold leasing rates for fixed rates with the transaction net settled at maturity in gold ounces.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (C) BASE METALS HEDGING

   Outright forward contracts and participating forward contracts have been entered into by the consolidated entity. Participating forwards enable unlimited upside participation in prices above the contract price for 80 percent of the quantity of the forward.

FORWARD SALES CONTRACTS

   Base metals contracts are net settled against the average price of the pricing month of the physical shipment (in US dollars). A net amount is paid or received by the consolidated entity.

FOREIGN EXCHANGE CONTRACTS

   Both outright forward sales contracts and option contracts are entered into to hedge US dollar receipts associated with base metals activities.

OPTIONS

   If exercised, base metals put and call options are net settled against monthly market averages.

   The costs of entering into these contracts and any realised or unrealised gains or losses are deferred until the underlying shipment occurs. The gains and losses deferred as at balance date and the periods to which they relate are set out in the table.

  (D) HEDGING OF OTHER COMMITMENTS DENOMINATED IN FOREIGN CURRENCIES

   Contracts to purchase and sell foreign exchange are entered into to hedge certain commitments denominated in foreign currencies.

  (E) CREDIT RISK

   The consolidated entity is exposed to credit related losses in the event of non-performance by counterparties (banks) with respect to the financial instruments; however exposures to individual counterparties are limited in accordance with policy set by the Board.

   The maximum credit risk on financial assets which have been recognised on the balance sheet, other than investments in shares, is generally the carrying amount of the asset.

   For off balance sheet financial assets which are deliverable, including derivatives, credit risk also arises from the potential failure of counterparties to meet their obligations under the respective contracts at maturity. A material exposure arises from gold hedging and the consolidated entity is exposed to loss in the event that counterparties fail to settle on contracts which are favourable to the consolidated entity. Unrealised gains on these contracts, net of master netting agreements, at balance date are A$73.3 million (1999: A$559.1 million). In order to mitigate these risks, the Board has approved a list of banks as appropriate counterparties, all rated A- or better by Standard and Poors.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                             2000-2001          2001-2002          2002-2003          2003-2010            TOTAL
                         ------------------ ------------------ ------------------ ------------------ ------------------
                            QTY      AVG       QTY      AVG       QTY      AVG       QTY      AVG       QTY      AVG
GOLD HEDGING              HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE
------------             --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
   AS AT 30 JUNE 2000    ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ)
Forward sale contracts
Gold outright forwards..
  ($A sold).............   1,407      529     1,189      557       980      594     4,200      610     7,776      585
  ($NZ sold)............      14      634        --       --        --       --        --       --        14      634
  (EUR sold)............      13      301        --       --        --       --        --       --        13      301
  ($US sold)............      --       --        --       --        --       --       175      494       175      494
Silver outright forwards
  ($A sold).............      78     8.05        56     7.97        79     7.92        36     7.94       249     7.97
  ($NZ sold)............     585    10.03        --       --       297     9.42       232     9.53     1,114     9.76
OPTIONS
Gold option positions
  (bought $A put).......     612      499       303      537       164      557       607      599     1,686      547
  (bought EUR put)......      13      280        --       --        --       --        --       --        13      280
  (bought $US put)......     129      299       132      299       128      301       477      291       866      295
  (convertible $A put)..      62      569        74      575       200      576     2,050      630     2,386      622
  (bought $A call)(1)...     230      504        --       --        --       --        --       --       230      504
  (sold $A call) (1)....       4      640        45      545        46      550       525      547       620      548
  (sold EUR call)(2)....      13      335        --       --        --       --        --       --        13      335
AGGREGATE DEFERRED
 LOSSES (A$M)...........   (38.6)             (17.9)             (19.3)            (187.6)            (263.4)

--------
(1) Bought gold $A call options are matched against gold outright forwards ($A sold) to create synthetic put options.
(2) The majority of sold gold call options are matched against bought gold put options to create collar structures.

                           1999-2000          2000-2001          2001-2002          2002-2009            TOTAL
                       ------------------ ------------------ ------------------ ------------------ ------------------
                          QTY      AVG       QTY      AVG       QTY      AVG       QTY      AVG       QTY      AVG
GOLD HEDGING            HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE    HEDGED    PRICE
------------           --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
  AS AT 30 JUNE 1999   ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ) ('000 OZ) (PER OZ)
FORWARD SALE
 CONTRACTS
Gold outright forwards
  ($A sold)...........   1,717      516     1,244      524      953       560     2,237      636     6,151      568
  ($NZ sold)..........      62      586        18      644       --        --        --       --        80      599
Silver outright
 forwards
  ($A sold)...........     159     7.83        64     7.98       56      7.97       115     7.92       394     7.90
  ($NZ sold)..........     572     9.39       270    10.71       --        --       529     9.47     1,371     9.68
OPTIONS
Gold option positions.
  (bought $A put).....      43      478        63      510       --        --        --       --       106      497
  (bought $A call)....     701      483       230      504       --        --        --       --       931      488
AGGREGATE DEFERRED
 GAINS (A$M)..........   168.2              101.1              75.7               123.2              468.2

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

                                           2000-2001        2001-2002        2002-2003        2003-2010          TOTAL
                                        ---------------- ---------------- ---------------- ---------------- ----------------
                                          QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG
BASE METAL HEDGING                       HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE
------------------                      -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
 AS AT 30 JUNE 2000                     (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T)
Forward sale contracts.................
Copper sale contracts
 outright forwards ($US sold)..........    425    2,092      --      --       --      --       --      --      425    2,092
Zinc sale contracts
 outright forwards ($US sold)..........  3,575    1,161      --      --       --      --       --      --    3,575    1,161

OPTIONS
Copper option positions................
  (bought $US put).....................    775    1,720      --      --       --      --       --      --      775    1,720
  (sold $US call)(1)...................    775    1,960      --      --       --      --       --      --      775    1,960

                                          A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE
FORWARD EXCHANGE CONTRACTS
Sell US dollars--buy Australian dollars  105.6     0.68   112.5    0.67    116.8    0.66     75.2    0.63    410.1     0.66
AGGREGATE DEFERRED LOSSES (A$M)........   (8.6)            (9.5)           (12.0)            (9.8)           (39.9)

--------

(1) Sold copper $US call options are matched against bought copper $US put options to create collar structures.

                                           1999-2000        2000-2001        2001-2002        2002-2009          TOTAL
                                        ---------------- ---------------- ---------------- ---------------- ----------------
                                          QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG     QTY      AVG
BASE METALS HEDGING                      HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE   HEDGED   PRICE
-------------------                     -------- ------- -------- ------- -------- ------- -------- ------- -------- -------
  AS AT 30 JUNE 1999                    (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T) (TONNES) (US$/T)
FORWARD SALE CONTRACTS
Copper sale contracts
  outright forwards ($US sold).........  5,375    1,824      --      --       --      --       --      --    5,375    1,824
  participating forward ($US sold).....    350    1,815      --      --       --      --       --      --      350    1,815
Zinc sale contracts
 outright forwards ($US sold)..........  4,975    1,040      --      --       --      --       --      --    4,975    1,040

OPTIONS
Copper option positions
  ($US call)...........................    280    1,815      --      --       --      --       --      --      280    1,815
Zinc option positions
  ($US put)............................  3,100    1,000      --      --       --      --       --      --    3,100    1,000
  ($US call)...........................  3,100    1,095      --      --       --      --       --      --    3,100    1,095

                                          A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE     A$M     RATE
FORWARD EXCHANGE CONTRACTS
Sell US dollars--buy Australian dollars   84.3     0.66    67.1    0.68     88.1    0.67    161.7    0.65    401.2     0.66
FORWARD EXCHANGE OPTIONS
  ($A call)............................   17.5     0.80      --      --       --      --       --      --     17.5     0.80
  ($A put).............................   18.8     0.75      --      --       --      --       --      --     18.8     0.75
AGGREGATE DEFERRED LOSSES (A$M)........  (16.7)            (0.7)            (0.4)            (5.0)           (22.8)

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (F) INTEREST RATE RISK

   The consolidated entity's exposure to interest rate risk at to June 2000 is set out below:

                                                                    FIXED
                                              FLOATING            INTEREST   GREATER   NON
                                              INTEREST LESS THAN MATURING IN  THAN   INTEREST
                                       NOTES    RATE    1 YEAR    1-5 YEARS  5 YEARS BEARING   TOTAL
                                       -----  -------- --------- ----------- ------- -------- -------
FINANCIAL ASSETS
Cash..................................   (7)   101.5      34.8                          16.4    152.7
Bank bills............................   (7)              69.4                                   69.4
Gold bullion..........................   (7)                                            23.3     23.3
Receivables...........................   (8)    15.9      76.1       22.7     103.6    183.0    401.3
Investments...........................  (10)                                           585.6    585.6
                                               -----     -----      -----     -----  -------  -------
                                               117.4     180.3       22.7     103.6    808.3  1,232.3
Weighted average interest rate........    (%)   5.45      6.30       9.25      3.00

FINANCIAL LIABILITIES
Accounts payable......................  (16)                                           159.9    159.9
Bank overdrafts and bank loans........  (17)             636.0                           5.4    641.4
Gold denominated debt.................  (17)                                             5.0      5.0
US dollar guaranteed notes............  (17)   141.8     303.2      100.0     330.9             875.9
Other borrowings......................  (17)     3.8                                    26.1     29.9
Other liabilities.....................  (19)                                            87.3     87.3
                                               -----     -----      -----     -----  -------  -------
                                               145.6     939.2      100.0     330.9    283.7  1,799.4
Weighted average interest rate........    (%)   2.70      7.31       7.45      6.73       --
                                               =====     =====      =====     =====  =======  =======

   The consolidated entity's exposure to interest rate risk at 30 June 1999 is set out below:

FINANCIAL ASSETS
Cash..................................   (7)   189.2     193.3                                  382.5
Bank bills............................   (7)              49.6                                   49.6
Gold bullion..........................   (7)                                            16.6     16.6
Receivables...........................   (8)    20.9      17.0      103.0       8.9    276.4    426.2
Investments...........................  (10)                                           762.4    762.4
                                               -----     -----      -----     -----  -------  -------
                                               210.1     259.9      103.0       8.9  1,055.4  1,637.3
Weighted average interest rate........    (%)   3.80      4.90       3.00      5.00       --

FINANCIAL LIABILITIES
Accounts payable......................  (16)                                           154.4    154.4
Bank overdrafts and bank loans........  (17)   141.8      60.2                                  202.0
Gold denominated debt.................  (17)             247.7                           7.6    255.3
US dollar convertible bonds...........  (17)              96.5                                   96.5
US dollar guaranteed notes............  (17)             303.2      100.0                       403.2
Other borrowings......................  (17)                                            37.0     37.0
Other liabilities.....................  (19)                                             5.8      5.8
                                               -----     -----      -----     -----  -------  -------
                                               141.8     707.6      100.0              204.8  1,154.2
Weighted average interest rate........    (%)   6.96      5.24       7.46        --       --
                                               =====     =====      =====     =====  =======  =======

  (G) NET FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

   (I) ON BALANCE SHEET

   The net fair value of cash and cash equivalents and non-interest bearing monetary financial assets and financial liabilities of the consolidated entity approximates their carrying value.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   The net fair value of other monetary financial assets and financial liabilities is based upon market prices where a market exists or by discounting the expected future cash flows by the current interest rates for assets and liabilities with similar risk profiles.

   Listed equity investments have been valued by reference to market prices prevailing at balance date.

   The carrying amounts of all financial assets and financial liabilities approximate net fair value, with the following exceptions:

   The market value of listed investments as at 30 June 2000 is A$86.8 million (1999: A$217.3 million). The carrying amount has not been reduced as it does not exceed recoverable amount.

   (II) OFF BALANCE SHEET

   Commodity forward sale contracts, foreign exchange contracts, options and swaps have been valued at the mark-to-market gain or loss which would arise if the contract were terminated at balance date. These values are disclosed under "Gold hedging", "Base metals hedging" and "Other commitments denominated in foreign currencies" above.

30 CONTINGENT LIABILITIES

  (A) GUARANTEES AND INDEMNITIES

   The consolidated entity has give bank guarantees totalling A$48.8 million (1999: A$34.4 million) to banks, mining departments and other public utilities.

   Normandy Mining Limited and several of its wholly owned entities have guaranteed a A$650 million multi-option, revolving facility provided by a syndicate of banks to Normandy Group Finance Limited, a wholly owned entity of Normandy Mining Limited. At 30 June 2000, the facility was drawn down by A$170 million (1999: Nil).

   Normandy Mining Limited and several of its wholly owned entities have guaranteed the obligations of Normandy Mining Finance Limited and Normandy Consolidated Gold Holdings Pty Limited, both wholly owned entities, in respect of those entities' obligations under a Sponsor Support Deed relating to a A$285 million (1999: A$285 million) secured debt facility undertaken by Yandal Gold Holdings Pty Ltd.

   Normandy Mining Limited and a number of wholly owned entities have guaranteed the obligations of Normandy Finance Limited pursuant to the issue of US$250 million guaranteed unsecured notes.

   Normandy Mining Limited and several of its wholly owned entities have provided guarantees over a fully drawn financing facility totalling A$44.1 million (1999: A$46.1 million) and foreign currency hedging facilities that a syndicate of banks has provided on behalf of Australian Magnesium Corporation Limited ("AMC"), formerly Queensland Metals Corporation Limited. Of the foreign currency hedging facilities totalling a face value of US$155 million (1999:
US$155 million) US$149 million (1999: US$155 million) is utilised and has a marked to market deficiency of A$37.4 million as at 30 June 2000 (1999: A$16.9 million).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Of this marked to market deficiency, A$14.8 million has been recorded as an abnormal loss by AMC, and the consolidated entity's A$5.5 million equity accounted share of this abnormal item is included in abnormal items in the consolidated profit and loss statement.

   Under the terms of an agreement relating to the Magmetal project, Normandy Mining Limited has guaranteed to AMC the commitments of a wholly owned entity to contribute to the project. As a result of transactions subsequent to 30 June 2000, those commitments and the guarantee have terminated.

   Normandy Mining Limited and AMC have jointly and severally agreed to indemnify Magmetal project partner The Ford Motor Company ("Ford") in respect of an obligation of the jointly owned project company to reimburse, in certain circumstances, part or all of the US$30 million investment provided by Ford. As a result of the transactions completed subsequent to 30 June 2000, AMC has indemnified Normandy Mining Limited in respect of liability under this arrangement in two of the four circumstances in which Normandy Mining Limited may be liable to Ford.

   Kasese Cobalt Company Limited, a controlled entity, has arranged loan finance agreements for US$58.2 million with a syndicate of banks. Normandy Mining Limited has provided a guarantee over the facility to the syndicate of banks.

   Normandy Mining Limited has guaranteed the obligations of Kasese Cobalt Company Limited in relation to a Cobalt Floor Price Support Agreement with Royal Bank of Scotland.

   Controlled entities have provided an indemnity to a third party relating to the sale of wholly owned entities of Normandy Mining Limited. Normandy Mining Limited also provided a guarantee to the Commonwealth Bank of Australia relating to the sale. The guarantee provided to the bank is for an amount of A$5 million, amortising to nil over a period of 10 years.

   Normandy Mining Limited and several of its wholly owned entities have guaranteed the obligations of a wholly owned entity both to Esso Australia Resources Limited and SG Australia Limited. The guarantee is in relation to the deferred purchase consideration obligations of the wholly owned entity for the purchase of an additional 35 percent interest in the Golden Grove Joint Venture from Esso Australia Resources Limited. The discounted liability of A$12.2 million is included in unsecured borrowings in the consolidated balance sheet.

   Wholly owned entities have provided guarantees over the treasury obligations of other wholly owned entities. As at 30 June 2000, the aggregate marked to market deferred loss in respect of these obligations is A$303.3 million. Normandy Mining Limited has provided guarantees over the foreign exchange and base metal hedging obligations of various wholly owned entities.

   Normandy Mining Limited is a party to an indemnity provided to Citibank Limited in relation to bank overdrafts held by various wholly owned entities.

   Normandy Mining Limited has given written confirmation of its present intention to support the operation of certain wholly owned entities which have a net asset deficiency.

   Normandy Mining Limited has provided a shortfall guarantee in respect of loans of A$0.1 million (1999: A$0.1 million) made by a Bank to an employee of the consolidated entity (who is a Director of controlled entities as part of their duties as an executive of the parent entity). The executive is not a Director of the parent entity.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


  (B) DISPUTES

   A dispute exists between Thiess Contractors Pty Ltd ("Thiess") and Normandy Golden Grove Operations Pty Ltd ("NGGO"), a wholly owned entity, in respect of a claim for additional and unexpected costs arising from the development of the Gossan Hill Project decline. Conciliation procedures have failed to resolve the dispute. Thiess claimed approximately A$11 million in damages. NGGO have made a counterclaim of A$0.9 million and made an offer of A$2.1 million. These are still to fully comply with an order by the court to reissue an amended statement of claim. Litigation in the Supreme Court of Western Australia is proceeding.

   In a Federal Court action brought by ASIC against Yandal Gold Pty Ltd. the judge found the defendants to have committed various breaches of the Corporations Law and ordered payment by Edensor Nominees Pty Ltd ("Edensor") to ASIC of A$28.5 million for distribution to former Normandy Yandal Operations Limited shareholders. An appeal by Edensor to the Full Court of the Federal Court, to which Normandy became a party on the application of ASIC, was allowed on the basis that the Federal Court lacked jurisdiction to make the order. This decision was appealed to the High Court, which decided that the Full Federal Court was wrong. The High Court held that the Federal Court did have jurisdiction to hear and determine the matter and make orders under the Corporations law. The High Court has sent the matter back to the Full Federal Court to determine Edensor's appeal on the merits. If that appeal is unsuccessful then Edensor will be obligated to pay the A$28.5 million. The consolidated entity has agreed to pay half of this amount.

   Disputes exist between a controlled entity, Banff Resources Ltd. and a third party in respect of a claim for part-ownership in the Kilembe mine. The third party has lodged a claim for specific performance and damages with courts in Uganda and Canada. The disputes are currently awaiting hearing and the controlled entity intends to defend the action.

   Orica Australia Limited has commended proceedings against a former controlled entity Normandy Industrial Minerals Limited ("NIML"), in respect of the supply of sand used in the manufacture of paints. A controlled entity has indemnified the purchaser of NIML in respect of this claim.

   Disputes exist between a controlled entity and contractors in respect of the Kasese Cobalt project. Claims have been lodged by contractors for additional payment in respect of extensions of time and additional costs. The claims are in the process of being evaluated.

  (C) OTHER

   Normandy Mining Limited has agreed to make additional payment of US$8 million to Inmet Mining Corporation, in relation to the purchase of its interest in Autin Investments B.V., contingent upon certain conditions relating to construction of mine facilities at Perama Hill being met.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


31 COMMITMENTS

                                                                                                    CONSOLIDATED
                                                                                                    ------------
                                                                                                     2000  1999
                                                                                                    -----  -----
                                                                                                     A$M   A$M
COMMITMENTS NOT OTHERWISE PROVIDED FOR IN THE FINANCIAL STATEMENTS AT
  BALANCE DATE:

CAPITAL EXPENDITURE
Payable not later than 1 year......................................................................  26.5   97.6
Later than 1 year and not later than 2 years.......................................................   0.2     --
                                                                                                    -----  -----
                                                                                                     26.7   97.6

NON CANCELLABLE OPERATING LEASES
Payable not later than 1 year......................................................................   9.8    2.7
Later than 1 year and not later than 2 years.......................................................   9.1    2.0
Later than 2 years and not later than 5 years......................................................  25.3    3.5
Later than 5 years.................................................................................  13.5    0.8
                                                                                                    -----  -----
                                                                                                     57.7    9.0
                                                                                                    -----  -----
   The operating lease commitments include a 7 year lease of various open pit mining and auxiliary equipment at the Kalgoorlie operations. The lease commitments are subject to change if interest rates are different to that assumed in the lease model.

EXPLORATION AND MINERAL LEASES (I)
Payable not later than 1 year......................................................................  45.4   16.7
Later than 1 year and not later than 2 years.......................................................  33.3    9.3
Later than 2 years and not later than 5 years......................................................  65.5   16.7
Later than 5 years.................................................................................  12.0    2.9
                                                                                                    -----  -----
                                                                                                    156.2   45.6
                                                                                                    -----  -----

OTHER COMMITMENTS (II)
Payable not later than 1 year......................................................................  28.1   27.0
Later than 1 year and not later than 2 years.......................................................  23.0   25.8
Later than 2 years and not later than 5 years......................................................  65.4   77.0
Later than 5 years.................................................................................  44.3   80.8
                                                                                                    -----  -----
                                                                                                    160.8  210.6
                                                                                                    =====  =====

--------
(i) The consolidated entity has certain obligations to perform minimum exploration work and expend minimum amounts of money in order to maintain rights of tenure over mining and exploration tenements. The annual minimum expenditure will vary from time to time due to the acquisition or relinquishment of licences or mining department variations of the commitment levels by the various mining departments.

(ii) The consolidated entity has entered into agreements with public utilities to supply electricity in several states. Pursuant to those agreements, the entities concerned are liable, or severally liable in the case where a joint venture exists, to pay the respective public utility a line charge for the service. The consolidated entity has also entered into an agreement for minimum use of Goldfields Gas Transmission capacity, equivalent to a total of A$102.3 million to 2008.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   During the prior year, a controlled entity provided a US$150 million committed facility to TVX Cayman Inc. ("TVX"), a controlled entity of TVX Gold Inc. Drawdowns under the facility are subject to normal commercial lending covenants. A deemed drawdown of US$16.9 million (1999: Nil) has been made in respect of some hedging facilities provided to TVX in relation to the facility. The facility reduces to US$75 million five years from its commencement and to nil the following year.

   The consolidated entity has commitments for the payment to Mr R J Champion de Crespigny of salaries and other remuneration under a ten-year employment contract commencing from 1 July 1999. Obligations arising under this contract are recognised as an expense, and included in Directors' and Executives' remuneration, as services are provided to the consolidated entity under the contract.

   The contract provides for future payments recognising performance, plus an incentive arrangement based on growth in value of the consolidated entity's investments in the Americas above an agreed benchmark. Total annual payments under the contract are capped at A$3.5 million. During the year, no performance or incentive payments were made but, at 30 June 2000, the economic entity recognised A$1.5 million (1999: nil) as an expense by providing pro-rata for the minimum amount due under the ten-year term.

   These commitments will be met out of the surplus cash generated by existing operations.

32 RECEIVABLES AND PAYABLES DENOMINATED IN FOREIGN CURRENCIES

   The Australian dollar equivalents of foreign currency receivables and payables included in the financial statements, which are not effectively hedged, are as follows:

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2000  1999
                                                                  -----  -----
BORROWING                                                          A$M   A$M
CURRENT
--US Dollars (i).................................................  33.4  121.7
NON-CURRENT
--US Dollars (ii)................................................ 193.5     --

--------
(i) Represents the unhedged portion of the US$40.0 million loan facility in respect of the Ovacik mine, net of the US$20.0 million cash deposit being held as security for the loan (1999: A$25.2 million). Comparative figures include the US Dollar convertible bonds which matured in February 2000 (see Note 17).
(ii) Represents the unhedged potion of the US$300.0 million senior unsecured notes (see Note 17).

33 EMPLOYEE ENTITLEMENTS

                                                                  CONSOLIDATED
                                                                  ------------
                                                                   2000  1999
                                                                  ----   ----
                                                                   A$M   A$M
Accrued wages and salaries (Note 16).............................  2.3    0.8
PROVISION FOR EMPLOYEE ENTITLEMENTS
--Current (Note 18).............................................. 18.3   20.8
Non-current (Note 18)............................................  9.7    8.9
                                                                   ----  ----
                                                                  30.3   30.5
                                                                   ====  ====

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


THE EMPLOYEE SHARE INVESTMENT PLAN

   The Company's Employee Share Investment Plan was approved by special resolution at the annual general meeting of the Company held on 26 November 1991.

   Under this plan employees of the consolidated entity are eligible to acquire an annual allocation of 2,000 fully paid ordinary shares after one year of service which rises to 5,000 shares after three years service. The shares are offered at a price determined by the Board (at a discount of up to 5 percent of the prevailing market price) and employees may elect to pay cash for the shares or apply for a loan from the parent entity. Such loans are repayable over a maximum period of 10 years at a concessional rate of interest which is currently 4 percent. Shares issued under the scheme are non-transferable for a period of one year from the date of issue after which time an application is made for official quotation of the shares.

DETAILS OF SHARES OFFERED AND ISSUED TO EMPLOYEES UNDER THE PLAN ARE AS FOLLOWS:

                                                  2000        1999     PLAN TO DATE
                                               ----------- ----------- ------------
Offer date....................................  9 Nov 1999  1 Dec 1998
Total shares offered..........................   7,718,000   9,540,000  26,716,000
Number of eligible employees..................       1,864       2,361
Offer price...................................      A$1.11      A$1.37
Acceptance required by........................ 14 Jan 2000 12 Jan 1999
Shares issued.................................     484,300   1,796,100   3,804,264
Number of employees to whom shares were issued         138         501
Issue date.................................... 31 Jan 2000 31 Jan 1999
Consideration received........................   A$537,573 A$2,460,657 A$5,292,854
Market value of the shares on date of issue...   A$503,672 A$2,478,618 A$5,757,307

   The market price of a Normandy Mining Limited ordinary share at 30 June 2000 was A$0.90 (1999: A$1.01).

   The issue price of shares issued under the plan is recognised as issued capital at the date of issue. Amounts recognised in relation to the year ended 30 June were as follows:

                                                                     2000   1999
                                                                    ------ ------
                                                                    A$'000 A$'000
Issued capital.....................................................  538   2,461

   At 30 June 2000 loans arising from the Employee Share Investment Plan to employees who are also Directors of controlled entities totalled A$39,613 (1999: A$57,888). Loans totalling A$5,550 were made during the year to M Nossal (1999: A$32,880--S Carty, D Constable, T Cutbush, J Fehon, I Hershman,
D Hillier, M Nossal, S Sherwood and D Smith). Installments and repayments totalling A$23,825 were made during the year by R Auld, S T Carty, T Cutbush,
A de Vere, J Fehon, R Greenslade, P Hastie, I Hershman, D Hillier, M Nossal,
S Sherwood, D Smith and C Swensson (1999: A$23,079--D Bevan, S Carty,
D Constable, T Cutbush, P Dennis, A de Vere, J Fehon, J Gooding,
R Greenslade, P Hastie, I Hershman, D Hillier, M Nossal, S Sherwood,
D Smith, and C Swensson).

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


EXECUTIVE SHARE INCENTIVE PLAN

   The Company's Executive Share Incentive Plan was approved by special resolution at the annual general meeting of the Company held on 26 October 1998.

   Under this plan Executive Directors, Executives and Employees of the Company and associated entities may be eligible, at the discretion of the Board, to an allocation of rights to unlisted options. These rights vest once certain performance hurdles are met.

   Options are granted for nil consideration. Each option carries a right to subscribe for one ordinary share in the Company in certain periods. The exercise price of the option is the weighted average market price per share during the 60 trading days prior to the date of acceptance of the rights to options, less the total amount of dividend per share. The dividend per share is calculated as the higher of the actual dividend per share for the period from the date of acceptance of the rights to options and the exercise date, and the average dividend per share paid by the Company for the 3 years preceding. The minimum exercise price is A$1.00. An application is made for official quotation of the shares at the time of issue.

   At 30 June 2000 no options had been granted under this plan.

THE EMPLOYEE SHARE BONUS PLAN

   The Company's Employee Share Bonus Plan was established on 26 November 1991. Each year the Board determines whether eligible persons will receive a bonus. The bonus is calculated as a percentage of salary package and is apportioned into two tranches; 50 percent as an allocation of rights to options and 50 percent as cash or as additional allocation of rights to options. Rights to options allocated in lieu of cash vest upon the eligible person's acceptance of the Company's offer. Rights to the balance of the options allocated each year vest over the following three years.

   Options are granted for nil consideration. Each option carries a right to subscribe for fully paid ordinary shares on any business day up until its expiry date, being five years from the date of issue. For all options which were vested before 1 May 1996, the employee is entitled to receive 1.101 Normandy shares for each option exercised. For all options which were vested after 1 May 1996, the employee is entitled to receive one Normandy share for each option exercised. The exercise price of the option is at 5 percent discount to the market price ruling when the allocations are made.

   It is management's intention that no further allocation of rights to options will be made under the plan.

DETAILS OF OPTIONS VESTED AND OUTSTANDING UNDER THE PLAN ARE AS FOLLOWS:

                                                   2000              1999
                                             ----------------- -----------------
                                              NUMBER   AVERAGE  NUMBER   AVERAGE
                                              ISSUED    PRICE   ISSUED    PRICE
                                             --------- ------- --------- -------
Opening balance............................. 7,042,765  1.69   6,177,066  1.68
Options issued during the period............ 1,572,291  1.67   2,005,613  1.64
Options exercised during the year...........        --    --     233,805  1.08
Options cancelled during the year...........   485,141  1.61     906,109  1.64
                                             ---------  ----   ---------  ----
Closing balance(i).......................... 8,129,915  1.69   7,042,765  1.69
                                             =========  ====   =========  ====

--------
(i) 1,954,478 (1999: 2,206,324) of these options are convertible to 1.101 shares per option held.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   The issue price of shares issued under the plan is recognised as issued capital at the date of issue. Amounts recognised in relation to the year ended 30 June were as follows:

                                                                  2000   1999
                                                                 ------ ------
                                                                 A$'000 A$'000
Issued capital..................................................   --    252

34 REMUNERATION OF DIRECTORS AND EXECUTIVES

                                                                    CONSOLIDATED
                                                                    -------------
                                                                     2000   1999
                                                                    ------ ------
                                                                    A$'000 A$'000
(A) NON-EXECUTIVE DIRECTORS

Amounts paid or payable, or otherwise made available to Directors of entities in the Normandy Mining Limited consolidated entity
  from entities in the consolidated entity.........................  789    869

   The following income bands apply in respect of non-executive Directors of Normandy Mining Limited:

                                                                       NUMBER
                                                                      ---------
                                                                      2000 1999
                                                                      ---- ----
A$10,000 -- A$19,999.................................................  --    1
A$40,000 -- A$49,999.................................................  --    1
A$70,000 -- A$79,999.................................................  --    1
A$80,000 -- A$89,999.................................................   1   --
A$90,000 -- A$99,999.................................................   1   --
A$100,000 -- A$109,999...............................................  --    1
A$110,000 -- A$119,999...............................................   1    1
A$130,000 -- A$139,999...............................................   1    1
A$210,000 -- A$219,999*..............................................   1   --
A$230,000 -- A$239,999...............................................  --    1

--------
* A$180,000 (1999: A$282,500) was paid on retirement of non-executive Directors during the year.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   These bands include the remuneration received by non-executive Directors of Normandy Mining Limited from other companies in the Normandy Mining Limited consolidated entity as a result of their directorships and/or membership of communities of Directors.

                                                            CONSOLIDATED
                                                            -------------
                                                             2000   1999
                                                            ------ ------
                                                            A$'000 A$'000
(B) EXECUTIVE DIRECTORS

Amounts paid or payable, or otherwise made available to
  executive officers who are or were Directors of entities
  in the Normandy Mining Limited consolidated entity from
  entities in the consolidated entity...................... 6,504  4,003

   The following income bands apply in respect of Executive Directors of Normandy Mining Limited:

                                                             NUMBER
                                                            ---------
                                                            2000 1999
                                                            ---- ----
A$800,000--A$809,999.......................................  --    1
A$1,060,000--A$1,069,999...................................  --    1
A$2,290,000--A$2,299,999*..................................   1   --
A$2,660,000--A$2,669,999**.................................   1   --

--------
* A$1,664,000 (1999: Nil) was paid to executive Directors on resignation during the year.
** Includes A$1,500,000 accrued but not yet paid.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


                                                                 CONSOLIDATED
                                                                 -------------
                                                                  2000   1999
                                                                 ------ ------
                                                                 A$'000 A$'000
(C) EXECUTIVE OFFICERS
Amounts received or due and receivable by executive officers who are not Directors of Normandy Mining Limited. Executive
  Officers are those persons within the consolidated entity who have responsibility for the management of affairs of the
  consolidated entity and the Company and its strategic
  direction..................................................... 4,337  3,327

   The following income bands apply in respect of executive officers:

                                                                     NUMBER
                                                                    ---------
                                                                    2000 1999
                                                                    ---- ----
A$240,000--A$249,999*..............................................   1   --
A$250,000--A$259,999...............................................   1    1
A$260,000--A$269,999...............................................  --    1
A$280,000--A$289,999...............................................   2   --
A$290,000--A$299,999...............................................  --    1
A$310,000--A$319,999*..............................................   1   --
A$340,000--A$349,999...............................................   1   --
A$350,000--A$359,999...............................................  --    2
A$360,000--A$369,999...............................................   2   --
A$380,000--A$389.999...............................................  --    1
A$390,000--A$399,999...............................................  --    1
A$400,000--A$409,999...............................................  --    1
A$450,000--A$459,999...............................................   1   --
A$620,000--A$629,999...............................................  --    1
A$660,000--A$669,999...............................................   1   --
A$760,000--A$769,999*..............................................   1   --

--------
* A$726,000 (1999: Nil) was paid to executive officers on resignation during the year.

35 OTHER RELATED PARTY INFORMATION

   Information in respect of related entities of the consolidated entity not disclosed elsewhere in this financial report is as follows:

DIRECTORS

   The directors of Normandy Mining Limited during the year were:

      Mr R J Champion de Crespigny
      Rt Hon J D Anthony (retired 31 December 1999)
      Dr I G Gould (resigned 14 April 2000)
      Mr M S Hamson
      Mr B G McKay
      Mr J B Prescott
      Mr B Wheelahan

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Remuneration paid or payable or otherwise made available to the Directors of Normandy Mining Limited and its controlled entities is disclosed in Note 34.

TRANSACTIONS WITH RELATED ENTITIES

   All transactions with related entities are made on normal commercial terms and conditions.

TRANSACTIONS WITH DIRECTOR-RELATED ENTITIES

   (a) Transactions have been made by the consolidated entity with related entities of Mr J Gutnick, a former director of an associated entity, as follows:

  .  Interest accrued on a loan of A$106,090,000 (1999: A$103,000,000) at the rate of 3% per annum capitalised annually for the period of 5 April 2000, when Mr Gutnick ceased to be a related party.

  . Interest accrued on a loan of A$60,000,000 (1999: A$60,000,000) at a rate equivalent to the dividend rate received on Great Central Mines Limited ("GCM") shares. The loan was repaid in April 2000 by the issue of GCM shares to the value of A$40,920,000.

  . During the year ended 30 June 2000, loans of A$6,650,000 were made by the consolidated entity. Interest accrued on the loans at a rate of 7.5% per annum payable on maturity. The loans were repaid in March 2000.

  . During the year ended 30 June 2000, the consolidated entity paid a total of A$28,775,000 to a related entity of Mr J Gutnick in respect of the acquisition of GCM and Yandal Gold Holdings Pty Ltd, formerly associated entities. In the year ended 30 June 1999 the consolidated entity purchased 7,014,596 shares in GCM from a related entity of Mr J Gutnick. The sale was made under normal commercial terms and conditions.

  . During the year ended 30 June 1999, a loan of A$20,000,000 was made by the consolidated entity of Johnson's Well Mining NL ("JWM"), a director-related entity, in connection with an agreement whereby the consolidated entity may earn an interest in exploration tenements owned by JWM. The loan was made under normal commercial terms and conditions and is secured over the exploration tenements. Interest is capitalised quarterly at a commercial rate. Repayment with interest is due on 14 December 2001.

  . During the year ended 30 June 1999 the assets of Normandy Bow River Diamond Mine Limited were sold to a related entity. The sale was on normal commercial terms and conditions. Proceeds were received in the form of a deferred cash settlement to be fully paid by October 2001 and convertible notes issued by the related entity.

   (b) During the year ended 30 June 1999 a loan of A$12,932,000 was made to a related entity of the following Directors of Normandy Mining Limited: Mr R J Champion de Crespigny, Rt Hon J D Anthony, Dr I G Gould, Mr M S Hamson, Mr B G McKay, Mr B Wheelahan, and the following Directors of controlled entities: L Baertl, M Cutifani, D Hillier, B D Kay, J Reynolds, J Richards, R Robinson and D J Smith. In the year ended 30 June 2000, repayments of A$3,037,000 were received and advances of A$4,583,000 were made. Rt Hon J D Anthony, Dr I G Gould, Mr L Baertl, M Cutifani, Dr D Smith and Mr J Richards are no longer Directors of entities in the consolidated entity. In the current year the entity became a related entity of Mr P Dowd. Interest accrues on the loan at 5% per annum and is payable monthly. The principal amount is repayable on 8 December 2008. The loan is secured over the assets of the related entity.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Amounts recorded in the profit and loss statement and balance sheet in respect of the above transactions are set out below.

                                                               2000    1999
                                                              ------  -------
                                                              A$'000  A$'000
Current loans receivable.....................................     --   30,000
Provision for doubtful debts.................................     --   (8,500)
                                                              ------  -------
                                                                  --   21,500
Non-current loans receivable................................. 14,477  171,527
Provision for doubtful debts................................. (5,000) (12,500)
                                                              ------  -------
                                                               9,477  159,027
Convertible notes receivable.................................  2,457    2,457
Accrued interest.............................................    686    2,773
Interest revenue.............................................  6,878    5,654
Additions to provision for doubtful debts....................  1,000   21,000
Repayments made.............................................. 51,157    5,000

Sales proceeds...............................................     --    9,258
Less: net book value.........................................     --   (3,282)
                                                              ------  -------
Profit on sales of assets....................................     --    5,976

Investments in associates....................................     --   10,522
                                                              ======  =======

   (c) The consolidated entity sold an equity interest in AMX Acqua Management Corp, a related entity of a Director of an associated entity, to a related entity of the Director, for a profit on sale of A$158,000.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000


   Transactions with other related parties

                                                                                                    2000   1999
                                                                                                   ------ ------
                                                                                                   A$'000 A$'000
(a) During the year loans of A$33.5 million were made to Yandal Gold Holdings Pty Ltd
    ("YGH"), a former associated entity. YGH subsequently became a controlled entity.
    Interest recorded in respect of the period for which YGH was an associated entity is set out below.
    Interest revenue.............................................................................. 1,997     --

(b) During the year a loan of A$12 million was made to Australian Magnesium Investments
    Pty Ltd. a former associated entity. Interest accrued on the loan at the 3 month bank bill swap rate plus a margin of 3%. The loan was repaid in May 2000. Interest revenue.
    Interest revenue..............................................................................   420     --

(c) During the year guarantee fees were received by Normandy Mining Limited from
    Queensland Metals Corporation, an associated entity.
    Interest revenue..............................................................................   865    825

(d) During the year loans were made to Normandy Anglo Asian group companies for mineral exploration.
    Loans receivable - associates................................................................. 2,196  1,985
    Additions to provision for doubtful debts.....................................................   699  2,663

(e) During the year interest was charged to BRGM Perou, an associated entity, in respect of loans made.
    Interest revenue.............................................................................. 1,035  1,018

(f) During the year fees were paid for a range of legal services to a firm of which Mr R A
    Fisher (a Director of controlled entities) is one of a number of partners.
    Fees paid.....................................................................................   175    399
    Trade creditors...............................................................................    19     23

OWNERSHIP INTEREST IN RELATED ENTITIES

   Interests held in joint venture operations, joint venture entities, controlled entities and associated entities are set out in Notes 25, 26, 27 and 28 to the financial statements.

AMOUNTS RECEIVABLE FROM RELATED ENTITIES

   Details of amounts receivable from related entities are set out in Note 8 to the financial statements.

INTEREST REVENUE AND EXPENSE AND DIVIDEND REVENUE

   Interest revenue, interest expense and dividend revenue are set out in Notes 2 and 3 to the financial statements.

                            NORMANDY MINING LIMITED

                        FOR THE YEAR ENDED 30 JUNE 2000

SHARE AND SHARE OPTIONS

   Details of all share and share option transactions between Directors of Normandy Mining Limited and any entity in the consolidated entity are as follows:

                                                              NUMBER
                                                       ---------------------
                                                          2000       1999
                                                       ---------- ----------
AGGREGATE NUMBER ISSUED DURING THE YEAR:
Ordinary shares
--Normandy Mining Limited(i)..........................  2,795,142  2,487,613
AGGREGATE NUMBER HELD AT 30 JUNE:
Ordinary shares
--Normandy Mining Limited............................. 69,429,743 68,239,712
--Normandy Mt Leyshon Limited.........................         --     10,121
Ordinary share options
--Normandy Mining Limited............................. 28,858,264 29,565,600

--------
(i) Includes Share Investment Plan issues and Dividend Reinvestment Plan issues.

   Other movements in aggregate balances arise through normal on market transactions.

   There were no buy-backs of shares or share options during the financial year.

                                                                     APPENDIX E
                      FRANCO-NEVADA FINANCIAL INFORMATION

THE CONTENT IN THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF
    OPERATIONS AND FINANCIAL CONDITION IS INTENDED TO COMPLY WITH CANADIAN
                                 REGULATIONS.

              MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF
             OPERATIONS AND FINANCIAL CONDITION (CANADIAN DOLLARS)

          FOR THE SIX-MONTH PERIODS ENDED SEPTEMBER 30, 2001 AND 2000

FINANCIAL SUMMARY

   For the six months ending September 30, 2001, earnings from continuing operations increased to $55.1 million or $0.35 per share from $44.2 million or $0.28 per share in the prior year. Earnings from discontinued operations were $21.9 million or $0.14 per share for the six months, comprising the after-tax gain on the Normandy Transaction (see "Normandy Transaction" below) and a provision for the diminution in other non-core assets. The earnings from discontinued operations last year consists of the Ken Snyder Mine and Australian Division operations and total $16.9 million or $0.11 per share for the six months. Total revenue was up 7% to $85.4 million.

NORMANDY TRANSACTION

   Normandy Mining Limited ("Normandy") is Australia's largest gold producer with annual gold production of 2.3 million ounces and reserves of 26.4 million ounces. On May 30, 2001, Franco-Nevada completed the exchange of its Midas operation, US $48 million and Franco-Nevada's Australian assets for a 19.99% equity interest in Normandy.

OPERATIONS

  REVENUES

   Resource revenues increased 25% to $51.3 million for the six months ended September 30, 2001 from $41.1 million in the prior year. The increase is net of discontinued operations and is due to the addition of the new royalty on the Ken Snyder Mine and continued growth in the Stillwater platinum/palladium and Oil and Gas royalties. Franco-Nevada received over 2,000 gold equivalent ounces during the second quarter from the Ken Snyder Mine royalty. Management expects the amount of gold equivalent ounces to increase during the upcoming quarters as Normandy continues to make improvements at the mine. The Company realized a price of US$278 per ounce of gold during the first six months of the fiscal year compared to an average spot price of US$271 per ounce. The Company sells its gold at spot plus a modest premium. Revenue from the Stillwater royalty has increased 13% year-over-year due to higher production. The royalties on the Goldstrike property have increased 17% year-over-year due to higher production at the Goldstrike property. These increases in revenue in Franco-Nevada's major royalty interests have more than offset the loss of revenue from mine closures at Dee and Rosebud.

   Franco-Nevada's 19.99% equity interest in Normandy generated earnings of $11.2 million year-to-date. As the interest in Normandy was acquired effective April 1, 2001, there are no comparative amounts for the prior year.

   Year-to-date investment income has decreased 41% to $22.9 million. The decrease is due to a $15.1 million gain on the sale of marketable securities recognized last year versus a year-to-date loss of $3.5 million. Interest income has remained relatively stable year-over-year.

  EXPENSES

   Depletion and depreciation expense decreased 64% to $3.2 million in the six months compared to $8.9 million in the prior year. In 2000, the Company wrote off its net investment of $3 million in Canyon Resources Corporation's MacDonald Gold Project and wrote down certain other properties. Management expects depletion and depreciation expense to continue at approximately current levels.

   Operating costs have remained fairly stable year over year. General and Administration expenses have decreased from $4.8 million to $3.2 million for the six months ended September 30, 2001. During 2000 the Company expensed costs associated with the proposed Gold Fields Ltd. merger. No such charges were levied during the current year.

   Franco-Nevada's largest expense is its tax. For the six months, Franco-Nevada's tax rate decreased to 30% of pre-tax earnings compared to 33% the previous year. The lower tax rate emanates from a 6% drop in the tax rate on investment income.

ECHO BAY MINES LTD.

   On September 5, 2001, Franco-Nevada entered into an agreement to convert US$72.4 million principal amount (US$115.3 million with accrued interest as at September 30, 2001) of the capital securities of Echo Bay Mines Ltd. ("Echo Bay") into common shares of Echo Bay. Echo Bay is a substantial gold company that last year produced 695,000 ounces from four mines in the United States and Canada. Pending shareholder approval, Franco-Nevada expects to maintain a 49.5% interest in Echo Bay following conversion.

BRIGGS MINE

   During the quarter ended September 30, 2001, Franco-Nevada agreed to exchange its 2% NSR royalty on the Briggs Mine in California for a 7.3% equity position in Canyon Resources Corporation and a 3% NSR royalty on production in excess of 175,000 ounces from April 1, 2001.

CORPORATE

   Franco-Nevada has changed its financial year-end from March 31st to December 31st. This aligns the Company with other international gold companies and reduces confusion over calendar versus fiscal years. Franco-Nevada's website provides restated numbers on a calendar year basis for the past 10 years.

RISK FACTORS

NATURE OF MINERAL EXPLORATION AND MINING

   The exploration and development of mineral deposits involves significant financial risks over an extended period of time that even a combination of careful evaluation, experience and knowledge, may not eliminate. While discovery of a mineral-bearing structure may result in substantial rewards, few properties that are explored are ultimately developed into producing mines. Major expenses may be required to establish reserves by drilling and to construct mining and processing facilities at a site. It is impossible to ensure that the current or proposed exploration programs on properties in which the Corporation has an interest will, result in a profitable commercial mining operation. Although the Corporation does not operate any mines, it is, through its participating interests in said mines, subject to the hazards and risks normally incident to exploration, development and production. Industry accidents could result in damage to life, property and, or, the environment. As a non-operator, Franco-Nevada believes it is not legally liable for damages incurred by operators of its properties. However, as an active exploration company, Franco-Nevada is fully liable for any damages arising from its exploration activities. The activities of the Corporation may be subject to prolonged disruptions due to weather conditions. Hazards, such as unusual or unexpected formations, rock bursts, pressures, cave-ins, flooding or other conditions may be encountered in the drilling, mining, and removal of material.

   Whether a mineral deposit will be commercially viable depends on a number of factors, some of which are the particular attributes of the deposit, such as its size and grade, proximity to infrastructure, financing costs and governmental regulations, including regulations relating to prices, taxes, royalties, infrastructure, land use, importing and exporting of minerals and environmental protection. The effect of these factors cannot be accurately predicted, but the combination of these factors may result in the Corporation not receiving an adequate return on invested capital. The Corporation continually reviews its activities and operations to identify significant risk factors for the purpose of reducing both the likelihood of the occurrence of risks and the potential impacts of risk occurrences.

RESERVES AND PRODUCTION

   No assurance can be given that the intended production schedules at mines where the Corporation holds an interest will be achieved. In addition, mines must achieve long-term profitability to remain open. As Franco-Nevada does not operate any mines, it cannot influence the production or profitability of the mines in which it holds an interest.

   The figures for ore reserves presented herein in respect of each mine are estimates and no assurance can be given that the anticipated tonnage and grade will be achieved or that the indicated level of recovery will be realized. Market fluctuations in the price of gold may render ore reserves uneconomical. Moreover, short-term operating factors relating to the ore reserves, such as the need for orderly development of the ore body or the processing of new or different ore grades, may cause a mining operation to be unprofitable in any particular accounting period.

LICENSES AND PERMITS

   The operations of the Corporation and those of the operators of the properties or operations in which the Corporation holds an interest require licenses and permits from various governmental authorities. The Corporation believes that it holds all necessary licenses and permits under applicable laws and regulations in respect of its properties and believes it is presently complying in all material respects with the terms of such licenses and permits. However, such licenses and permits are subject to change in various circumstances. There is no guarantee that the Corporation or the operators of those properties in which the Corporation holds an interest, will be able to obtain or maintain all necessary licenses and permits that may be required to explore and develop the properties, commence construction or operation of mining facilities, or maintain operations that economically justify the cost.

GOLD AND OTHER METAL AND MINERAL PRICES

   The profitability of any mining operation in which the Corporation has an interest will be significantly affected by changes in the market price of the produced mineral. Mineral prices, including gold prices, fluctuate on a daily basis and are affected by numerous factors beyond the control of the Corporation. The level of interest rates, the rate of inflation, world supply of gold and stability of exchange rates can all cause significant fluctuations in gold prices. Such external economic factors are in turn influenced by changes in international investment patterns, monetary systems and political developments.

   The price of gold and other minerals have fluctuated widely and future material price declines could cause continued commercial production to be impractical. If, as a result of a decline in gold or other mineral prices, revenues from metal sales were to fall below cash operating costs, production might be discontinued.

COMPETITION

   The mineral exploration and mining business is competitive in all of its phases. The Corporation competes with numerous other companies and individuals, including competitors with greater financial, technical and other resources, in the search for and the acquisition of mineral interests. There is no assurance that the Corporation will continue to be able to compete successfully with its competitors in acquiring such properties or royalties.

LIQUIDITY

   Franco-Nevada maintains a strong, debt-free, Balance Sheet with cash and short-term investments of $864 million as at September 30, 2001. Management believes a large cash reserve is vital to capitalizing quickly on opportunities in the industry.

OUTLOOK

   Franco-Nevada holds 19.99% of the common shares of Normandy Mining Limited and equity accounts its share of Normandy's results. Franco-Nevada expects its share of Normandy's earnings and the royalty on the Ken Snyder Mine will largely replace the future earnings of the Ken Snyder Mine and the Australian Royalty Division. However, Franco-Nevada does not control Normandy's operations and, as a result, Franco-Nevada's share of Normandy's earnings may be materially more or less than the earnings which would have been derived from the Ken Snyder Mine and the Australian Royalty Division.

   Franco is pursuing its stated intention (see Annual Report for March 31, 2001) of focusing on sizeable transactions that can add shareholder value.

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL
                         CONDITION (CANADIAN DOLLARS)

          FOR THE TWELVE-MONTH PERIODS ENDED MARCH 31, 2001 AND 2000

SIGNIFICANT EVENT

   On May 30, 2001 Franco-Nevada completed its transaction ("Normandy Transaction") with Normandy Mining Limited (Normandy), Australia's largest gold producer. Franco-Nevada transferred the Ken Snyder Mine, its Australian assets and US $48 million in return for 446.1 million treasury shares of Normandy. Franco-Nevada retained a minimum 5% net smelter return royalty on the Ken Snyder Mine and Midas exploration properties, which escalates to 10% at gold prices over US $400 per ounce.

   The Normandy Transaction became effective April 1, 2001. The results of the Ken Snyder Mine and the Australian Division are reported as discontinued operations and prior financial statements have been restated. See "Discontinued Operations".

SUMMARY

   Earnings from continuing operations increased to $79.9 million in 2001 compared with $64.0 million and $63.5 million in 2000 and 1999, respectively. Earnings per share from continuing operations are $0.51 per share in 2001 compared to $0.41 per share in 2000 and $0.42 per share in 1999. Earnings from discontinued operations are $33.6 million ($0.21 per share) in 2001, $33.6 million ($0.21 per share) in 2000 and $5.1 million ($0.03 per share) in 1999. Discontinued operations are comprised of the Ken Snyder Mine and Australian Division that are subject to the Normandy Transaction as described above. Cash flow from continuing operations increased to $92.0 million from $84.5 million in 2000 and $82.9 million in 1999. Year-over-year earnings growth emanates from the balanced portfolio of precious metals royalties, a strong performance from the oil and gas division and the realization of certain investment gains. At year-end 2001, the balance sheet remains strong, with no debt and $939.0 million of cash and short-term investments.

   The royalty portfolio continues to perform well despite the poor gold price environment with gold averaging only US $272 for the year compared with US $280 in 2000 and US $292 in 1999. Resource revenue increased modestly from $72.8 million in 1999 to $82.0 million in 2000 and up to $95.6 million in 2001, a 31% increase over the period. Offsetting the weakness in gold were strong oil, gas, platinum and palladium prices.

   During 2001 Franco-Nevada became more focused on precious metals and, as a result, the investments in San Juan Basin Royalty Trust (oil) and Inco Class VBN (nickel) were sold at a profit.

   In September 2000, the South African Government rejected Franco-Nevada's proposed merger with Gold Fields Limited ("Gold Fields"). The Gold Fields merger would have provided Franco-Nevada with additional leverage to gold while Gold Fields garnered Franco-Nevada's financial strength, strong cash flows and a more desirable geo-political operating environment.

DISCONTINUED OPERATIONS

   After successfully discovering, developing and operating the Ken Snyder Mine, Franco-Nevada decided to sell it, only two years after reaching commercial production. Franco-Nevada realized that its expertise is not in operating mines but in merchant banking within the mining industry. Thus, we sought a world-class operating partner willing to exchange a significant equity stake for the mine. The Normandy Transaction achieved our objective and our 19.99% interest in Normandy will be equity accounted from April 1, 2001 onward.

   The Ken Snyder Mine began commercial production in January 1999 and for the two and one-half months of commercial operation in 1999 it produced 33,000 ounces of gold equivalent. Gold equivalent, for the purposes of this Management Discussion and Analysis, means converting, for comparative purposes, ounces of silver produced into ounces of gold produced, with 50 ounces of silver equaling one ounce of gold. During 2000, production totaled 230,258 gold equivalent ounces with cash operating costs of US $98 per equivalent ounce and total costs of US $142 per equivalent ounce. Total costs include cash operating costs and depreciation, depletion, state tax and reclamation. In 2001, 257,000 of gold equivalent ounces were produced at a cash cost of US $114 and total costs of US $165 per equivalent ounce.

   Prior to its inclusion in the Normandy Transaction, Franco-Nevada's Australian division provided consistent returns with revenues of $6.2 million in 2001, $6.7 million in 2000 and $5.3 million in 1999. The Australian division was included in the Normandy Transaction to enhance the strategic alliance with our new partner. Franco-Nevada believes that Normandy, Australia's industry leader, can better maximize the value of these Australian assets.

REVENUES

   Resource revenues totaled $95.6 million in 2001, $82.0 million in 2000 and $72.8 million in 1999. The increase is attributable to rising oil and gas prices and a growing contribution from the Stillwater royalty.

  PRECIOUS METALS

   Precious metal revenues have been relatively consistent over the past three years, growing from $61.6 million in 1999 to $66.0 million in 2001. The fall in the average price of gold was more than compensated by higher platinum and palladium prices. The following three points summarize the major components of, and shifts within, the mineral royalty revenue stream:

   . The Goldstrike complex generates the Company's largest royalty stream, totaling $44.6 million during 2001, $47.4 million in 2000 and $43.0 million in 1999. Net Profit Interest ("NPI") quarterly revenue continues to be erratic, ranging from nil to $9.0 million per quarter over the past three years. The quarterly NPI is influenced not only by the price of gold and operating costs but also by mine sequencing and the extent and nature of capital costs. During 1999 and 2000, Barrick's capital expenditures totaled US $397 million and US $126 million, respectively, and it has budgeted an additional US $96 million in calendar 2001. Franco-Nevada expects that future NPI receipts will continue to be erratic in timing and extent.

   . As anticipated, the Stillwater platinum and palladium royalty is augmenting the royalty revenue stream as the Goldstrike complex matures. Stillwater generated revenue of $10.1 million in 2001, up 120% over the $4.6 million earned in 2000, which in turn was up 18% over the $3.9 million earned in 1999. The increases are attributable to high platinum and palladium prices and increased production at the Stillwater mine over this time period. Franco-Nevada expects the Stillwater royalty stream to increase over the years as production from our royalty ground continues to grow.

   . The Company's remaining mineral royalty portfolio generated $11.3 million compared to $12.8 million in 2000 and $14.7 million in 1999.

  OIL AND GAS

   The Oil and Gas Division continues to provide solid returns with revenues primarily from royalties up from $11.2 million in 1999 to $17.2 million in 2000 and $29.6 million in 2001. Realized prices during 2001 were $37.84 per barrel of oil and $5.15 per thousand cubic feet ("mcf") of gas versus $27.26 and $2.56, respectively, in 2000 and $17.08 and $1.98 in 1999.

  INVESTMENT

   Investment revenues total $82.0 million, $38.6 million and $43.3 million in 2001, 2000 and 1999 respectively. The large increase of $43.4 million in 2001 is attributable to investment gains on the disposition of the San Juan Basin Royalty Trust Units ($15.2 million) and Inco Class VBN shares ($8.3 million). In addition, higher interest was earned on higher average cash balances. Investment revenue in 2000 fell to $38.6 million from $43.3 million in 1999 as a result of lower cash balances. Strategic investments were made in Aber Diamond Corp. and Inco Class VBN shares during 1999 and early 2000 totaling $150.2 million thus reducing average, interest earning, cash balances during most of 2000. Franco-Nevada maintains a conservative strategy with respect to its cash resources, investing primarily in investment-grade interest-bearing instruments.

EXPENSES

   Depletion and depreciation totaled $13.9 million in 2001, $15.1 million in 2000 and $14.3 million during 1999, fairly consistent year to year. The modest drop in 2001 arose from an increase in the oil and gas reserve base that reduced depletion commensurately. Depletion and depreciation on the mineral royalty portfolio was consistent at $11.6 million compared to $11.3 million in 2000 and $11.1 million in 1999. The majority of gold companies operating our royalty lands have, over the past few years, lowered the gold price upon which they base their reserves. The downgrade in reserves and the potential closure of certain properties led Franco-Nevada to book a provision of $28.2 million in 2001 to account for the diminution in value. The provision will reduce future depletion costs as marginal properties have now been written down.

   Operating expenses have remained relatively stable from fiscal 1999 through to 2001. General and Administration expenses were $5.5 million in 1999, $7.6 million in 2000 and $10.7 million in 2001. The increase is comprised of costs associated with the proposed Gold Fields merger, higher employee costs, and business development activities.

   Taxes, Franco-Nevada's largest expense at 35.4% of pre-tax earnings increased slightly from 33.7% in 2000 and 33.0% in 1999. The oil and gas division is heavily taxed and with its relatively strong contribution to consolidated profits, it has skewed the overall tax rate higher.

INVESTMENTS IN RESOURCE PROPERTIES

   Franco-Nevada invested $2.2 million in resource properties during 2001, down from $9.2 million during 2000. In 1999, the company acquired its interest in the Stillwater mine, accounting for $54.4 million of the $65.0 million invested in resource properties. The timing of Franco-Nevada's next business opportunity is impossible to judge and, as a result, it is impossible to forecast capital expenditures. However, Franco-Nevada does maintain a small exploration budget and funding is readily available for prospects yielding encouraging results.

                               AUDITORS' REPORT

TO THE DIRECTORS OF
FRANCO-NEVADA MINING CORPORATION LIMITED

   We have audited the consolidated balance sheets of FRANCO-NEVADA MINING CORPORATION LIMITED as at March 31, 2001 and 2000 and the consolidated statements of earnings, retained earnings and cash flows for each of the years in the three-year period ended March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards in Canada and the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

   In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2001 and 2000 and the results of its operations and cash flows for each of the years in the three-year period ended March 31, 2001 in accordance with Canadian generally accepted accounting principles.

/s/ PriceWaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Chartered Accountants

Toronto, Ontario
April 30, 2001

COMMENTS BY AUDITORS FOR UNITED STATES READERS ON CANADIAN - UNITED STATES REPORTING DIFFERENCES

   In the United States, reporting standards for auditors require the addition of an explanatory paragraph, following the opinion paragraph, when there is a change in accounting principles that has a material effect on the comparability of the Company's consolidated financial statements, such as the change described in Note 2 to the consolidated financial statements. Our report to the Directors dated April 30, 2001 is expressed in accordance with Canadian reporting standards which do not require a reference to such a change in accounting principles in the Auditors' Report when the change is properly accounted for and adequately disclosed in the consolidated financial statements.

/s/ PriceWaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Chartered Accountants

Toronto, Ontario
April 30, 2001

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                          CONSOLIDATED BALANCE SHEETS


                                                        SEPTEMBER 30,     MARCH 31,    MARCH 31,
                                                            2001            2001         2000
                                                        -------------     ----------  ----------
                                                         (UNAUDITED)
                                                         (THOUSANDS OF CANADIAN DOLLARS) (NOTE 1)
                        ASSETS
Current assets
   Cash and short-term investments.....................  $  864,053      $  939,011   $  705,714
   Receivables.........................................      22,281          14,991       18,862
   Precious metals.....................................      44,224          13,612       27,584
   Taxes recoverable...................................       4,790              --           --
                                                         ----------       ----------  ----------
                                                            935,348         967,614      752,160
Investments in marketable securities (note 4)..........     134,396         160,800      248,869
Resource properties (note 5)...........................     179,063         337,757      349,364
Capital assets (note 6)................................       9,264          81,579       70,498
Investment in Normandy Mining Limited..................     349,055              --           --
                                                         ----------       ----------  ----------
                                                          1,607,126       1,547,750    1,420,891
                                                         ==========       ==========  ==========
                      LIABILITIES
Current liabilities
   Accounts payable....................................       2,989           9,036        4,382
   Taxes payable.......................................          --          17,385        8,289
                                                         ----------       ----------  ----------
                                                              2,989          26,421       12,671
                                                         ----------       ----------  ----------
Future income taxes (note 9)...........................      82,437          85,873       62,033
                                                         ----------       ----------  ----------
SHAREHOLDERS' EQUITY
Capital stock (note 7) (September 30, 2001--158,920,430
  shares, March 31, 2001--158,630,670 shares, March 31,
  2000--158,630,670 shares)............................   1,026,139       1,021,321    1,021,321
Retained earnings......................................     421,533         344,516      303,601
Deferred foreign exchange gain (note 8)................      74,028          69,619       21,265
                                                         ----------       ----------  ----------
                                                          1,521,700       1,435,456    1,346,187
                                                         ----------       ----------  ----------
                                                         $1,607,126      $1,547,750   $1,420,891
                                                         ==========       ==========  ==========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                   SIX MONTHS ENDED                FOR THE YEARS ENDED
                                            ------------------------------ ----------------------------------
                                            SEPTEMBER 30,    SEPTEMBER 30, MARCH 31,     MARCH 31,  MARCH 31,
                                                2001             2000        2001          2000       1999
                                            -------------    ------------- ---------     ---------  ---------
                                             (UNAUDITED)      (UNAUDITED)
                                            (THOUSANDS OF CANADIAN DOLLARS EXCEPT PER SHARE AMOUNTS) (NOTE 1)
REVENUES
   Resource................................    $51,323          $41,142    $ 95,596      $ 81,970   $ 72,777
   Equity earnings in Normandy.............     11,215               --          --            --         --
   Investment..............................     22,902           38,960      82,035        38,607     43,330
                                               -------          -------    --------      --------   --------
                                                85,440           80,102     177,631       120,577    116,107
                                               -------          -------    --------      --------   --------
EXPENSES
   General and administration..............      3,164            4,848      10,688         7,554      5,508
   Operating costs.........................        371              473       1,141         1,396      1,573
   Depletion and depreciation..............      3,192            8,866      13,856        15,069     14,280
   Provision for mining assets.............         --               --      28,216            --         --
                                               -------          -------    --------      --------   --------
                                                 6,727           14,187      53,901        24,019     21,361
                                               -------          -------    --------      --------   --------
EARNINGS BEFORE TAXES......................     78,713           65,915     123,730        96,558     94,746
                                               -------          -------    --------      --------   --------
   Tax provision (note 9)
       --current...........................     25,959           23,770      49,641        27,100     26,163
       --future............................     (2,361)          (2,041)     (5,783)        5,463      5,129
                                               -------          -------    --------      --------   --------
                                                23,598           21,729      43,858        32,563     31,292
                                               -------          -------    --------      --------   --------
EARNINGS FROM CONTINUING OPERATIONS........     55,115           44,186      79,872        63,995     63,454
   Gain on sale of discontinued operations
     (note 12).............................     21,902               --          --            --         --
   Income from discontinued operations.....         --           16,931      33,573        33,641      5,075
                                               -------          -------    --------      --------   --------
NET EARNINGS...............................    $77,017          $61,117    $113,445      $ 97,636   $ 68,529
                                               =======          =======    ========      ========   ========
EARNINGS PER SHARE
   Continuing operations...................       0.35             0.28        0.51          0.41       0.42
   Discontinued operations.................       0.14             0.11        0.21          0.21       0.03
                                               -------          -------    --------      --------   --------
TOTAL EARNINGS PER SHARE...................    $  0.49          $  0.39    $   0.72      $   0.62   $   0.45
                                               =======          =======    ========      ========   ========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                 CONSOLIDATED STATEMENTS OF RETAINED EARNINGS

                                                      SIX MONTHS ENDED          FOR THE YEARS ENDED
                                               --------------------------  ----------------------------
                                               SEPTEMBER 30, SEPTEMBER 30, MARCH 31, MARCH 31, MARCH 31,
                                                   2001          2000        2001      2000      1999
                                               ------------- ------------- --------- --------- ---------
                                                (UNAUDITED)   (UNAUDITED)
                                                       (THOUSANDS OF CANADIAN DOLLARS) (NOTE 1)
Beginning of period...........................   $344,516      $303,601    $303,601  $253,554  $217,261
Change in accounting for income taxes (note 2)         --       (17,009)    (17,009)       --        --
                                                 --------      --------    --------  --------  --------
                                                  344,516       286,592     286,592   253,554   217,261
Earnings......................................     77,017        61,117     113,445    97,636    68,529
Dividends.....................................         --            --     (55,521)  (47,589)  (32,236)
                                                 --------      --------    --------  --------  --------
End of period.................................   $421,533      $347,709    $344,516  $303,601  $253,554
                                                 ========      ========    ========  ========  ========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                              SIX MONTHS ENDED            FOR THE YEARS ENDED
                                         --------------------------  -----------------------------
                                         SEPTEMBER 30, SEPTEMBER 30, MARCH 31, MARCH 31, MARCH 31,
                                             2001          2000        2001      2000      1999
                                         ------------- ------------- --------- --------- ---------
                                          (UNAUDITED)   (UNAUDITED)
                                                  (THOUSANDS OF CANADIAN DOLLARS) (NOTE 1)
OPERATING ACTIVITIES
Earnings from continuing operations.....   $  55,115     $ 44,186    $ 79,872  $ 63,995  $  63,454
                                           ---------     --------    --------  --------  ---------
Non-cash items
   Depletion and depreciation...........       3,192        8,866      13,856    15,069     14,280
   Future income taxes..................      (2,361)      (2,041)     (5,783)    5,463      5,129
   Provision for mining assets..........          --           --      28,216        --         --
   Loss (gain) on sale of marketable
     securities.........................       3,469      (15,097)    (24,187)       --         --
   Equity earnings in Normandy..........     (11,215)          --          --        --         --
                                           ---------     --------    --------  --------  ---------
Total non-cash items....................      (6,915)      (8,272)     12,102    20,532     19,409
                                           ---------     --------    --------  --------  ---------
CASH FLOW FROM OPERATIONS...............      48,200       35,914      91,974    84,527     82,863
   Change in non-cash working capital...     (65,902)     (12,559)     27,883   (24,093)    23,320
                                           ---------     --------    --------  --------  ---------
                                             (17,702)      23,355     119,857    60,434    106,183
                                           ---------     --------    --------  --------  ---------
FINANCING ACTIVITIES
   Shares issued for cash...............       4,818           --          --     1,990    131,501
   Dividends............................          --           --     (55,521)  (47,589)   (32,236)
                                           ---------     --------    --------  --------  ---------
                                               4,818           --     (55,521)  (45,599)    99,265
                                           ---------     --------    --------  --------  ---------
INVESTING ACTIVITIES
   Marketable securities................      22,298       37,984     118,107   (35,494)  (144,809)
   Resource properties..................      (3,114)      (1,338)     (2,195)   (9,189)   (65,019)
   Capital assets.......................      (1,102)      (1,149)     (1,900)      (40)      (782)
   Investment in Normandy...............     (82,584)          --          --        --         --
   Short-term investments...............    (101,572)     (32,703)    (76,464)   28,891    (50,626)
                                           ---------     --------    --------  --------  ---------
                                            (166,074)       2,794      37,548   (15,832)  (261,236)
                                           ---------     --------    --------  --------  ---------
FOREIGN EXCHANGE GAIN (LOSS)............         198        2,886       8,317    (2,531)     8,787
                                           ---------     --------    --------  --------  ---------
DISCONTINUED OPERATIONS.................          --      (43,363)     33,034    36,182    (66,513)
                                           ---------     --------    --------  --------  ---------
INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS...........................    (178,760)     (14,328)    143,235    32,654   (113,514)
Cash and cash equivalents--beginning of
  period................................     318,653      175,418     175,418   142,764    256,278
                                           ---------     --------    --------  --------  ---------
Cash and cash equivalents--end of period   $ 139,893     $161,090    $318,653  $175,418  $ 142,764
Short-term investments..................     724,160      569,009     620,358   530,296    564,743
                                           ---------     --------    --------  --------  ---------
CASH AND SHORT-TERM INVESTMENTS--END OF
  PERIOD................................   $ 864,053     $730,099    $939,011  $705,714  $ 707,507
                                           =========     ========    ========  ========  =========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


1. ACCOUNTING POLICIES

   The consolidated financial statements of Franco-Nevada Mining Corporation Limited (the "Company") have been prepared in accordance with accounting principles generally accepted in Canada. Summarized below are the significant accounting policies used in these consolidated financial statements.

   The accompanying unaudited interim financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") in Canada. Certain information included in the Annual Financial Statements are not included herein. In the opinion of management, all adjustments considered necessary for fair presentation have been included in these financial statements. Operating results for the period ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full fiscal period ended December 31, 2001 (see note 12).

  (A) BASIS OF CONSOLIDATION

   The consolidated financial statements include the statements of the Company and its wholly owned subsidiaries.

  (B) USE OF ESTIMATES

   The preparation of the financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and related notes. The most significant estimates and assumptions are related to taxes and the recoverability of resource property costs through future production. Actual results could be different from these estimates.

  (C) CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

   Cash and cash equivalents include highly-liquid instruments with an original maturity of less than 90 days. The carrying amounts of cash and cash equivalents are stated at cost which approximates their fair value. The Company's short-term investments include highly-liquid instruments with an original maturity of 90 days or more and are carried at cost, which approximates their fair value.

  (D) PRECIOUS METALS AND INVENTORIES

   Precious metals inventory is valued at the period end spot price. Mine operating supplies are valued at the lower of average cost and net realizable value.

  (E) INVESTMENTS IN MARKETABLE SECURITIES

   Investments in marketable securities are valued at cost until it is determined that a permanent impairment exists at which time a write-down is taken.

  (F) RESOURCE PROPERTIES

  MINERAL PROPERTY AND DEVELOPMENT COSTS

   The Company records its interest in mineral properties at cost. Producing properties are amortized on the units-of-production basis. The ultimate recovery of costs associated with non-producing properties is dependent

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)

upon the discovery and development of economic reserves or the profitable sale of the properties. If a property is abandoned or sold, the proceeds on the sale, less the cost of the property and any related deferred expenditures, are included in operations at that time. The Company periodically reviews its mineral properties to ascertain whether an impairment in value has occurred. Where a property is considered uneconomic it is written off.

  OIL AND GAS PROPERTY

   Producing oil and gas royalty properties are carried at the lower of the cost and net recoverable amount. Depletion is provided on capitalized amounts using the units-of-production method. Net recoverable amount is the aggregate of estimated future net revenues from proven reserves less operating, administration, financial and income tax expense. Estimated future net revenues are determined using year-end prices.

  (G) CAPITAL ASSETS

   Assets expected to remain productive throughout the mine's life are depreciated using the units-of-production method. Other assets are depreciated on a straight-line basis over their estimated useful lives.

  (H) TRANSLATION OF FOREIGN CURRENCY

   Foreign operations are self-sustaining and are translated using the current rate method. Assets and liabilities are translated at exchange rates prevailing at the period-end and revenue and expense items at average exchange rates for the period. Translation adjustments arising from changes in exchange rates are accounted for as a separate component of shareholders' equity. These adjustments will be included in operations upon realization.

  (I) FAIR VALUES OF FINANCIAL INSTRUMENTS

   The carrying value of Cash and Short Term Investments and Accounts Payable in the consolidated balance sheets approximate fair values due to the short-term duration of these instruments.

  (J) REVENUE RECOGNITION

   Gold and silver revenues from mining operations and royalty interests are recognized at the time of production. Payment is received in cash or in-kind.

  (K) COMPARATIVE FIGURES

   Certain comparative figures have been reclassified to conform with the current year's presentation.

2. CHANGE IN ACCOUNTING POLICY

   On April 1, 2000 the Company adopted the new Canadian Institute of Chartered Accountants recommendations for income taxes. Franco-Nevada provides for income taxes using the asset and liability method. Under this method, future tax assets and liabilities are determined based on differences between the financial accounting and tax bases of assets and liabilities and are measured using the substantively enacted tax rates and laws that will be in effect when the differences are expected to reverse.

   The Company has elected to adopt these standards retroactively without restatement. The cumulative effect of adopting the standard is an increase in future tax liabilities and a reduction in retained earnings of $17.0 million.

   Prior to April 1, 2000, the Company followed the deferral method of tax allocation in accounting for income taxes.

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


3. BUSINESS MERGER

   On September 20, 1999, the Company announced completion of the merger that resulted in Franco-Nevada Mining Corporation Limited ("Franco-Nevada") merging with Euro-Nevada Mining Corporation Limited ("Euro-Nevada"). The merger of the Company and Euro-Nevada is accounted for as a pooling of interests which combines, at book value, the net assets and operations of the two companies. Accordingly, these financial statements have been prepared, and are presented as though the predecessor corporations had operated as a single entity since inception. Euro-Nevada shareholders received 0.77 Franco-Nevada shares for each Euro-Nevada share. Euro-Nevada had 101.2 million shares outstanding and, as a result, the Company issued 77.9 million additional common shares to former shareholders of Euro-Nevada.

   The following tables set forth results of operations of the previously separate companies for the periods before the combination.

                                                  FRANCO- EURO-
                                                  NEVADA  NEVADA  COMBINED
                                                  ------- ------- --------
     THREE MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
        Revenue-continuing operations............ $17,145 $11,576 $ 28,721
        Net earnings.............................  14,892  10,611   25,503

     YEAR ENDED MARCH 31, 1999
        Revenue-continuing operations............  70,777  45,330  116,107
        Net earnings............................. $43,711 $24,818 $ 68,529

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


4. INVESTMENTS IN MARKETABLE SECURITIES

   The Company holds the following investments:

                                                           MARCH 2001
                                                    ------------------------

                                                               UNITS HELD
                                                    CARRYING ---------------
INVESTMENT                                           VALUE   NUMBER  CLASS
----------                                          -------- ------ --------
Inco Limited (note a).............................. $ 17,237 4,309  Warrants
Aber Diamond Corporation...........................   69,507 7,717  Common
Duff & Phelps Utilities Income Inc.................   14,208 1,000  Common
First Australia Prime Income Fund, Inc.............   56,155 5,000  Common
Other..............................................    3,693
                                                    --------
                                                    $160,800
                                                    ========

                                                            MARCH 2000
                                                    ---------------------------

                                                                 UNITS HELD
                                                    CARRYING ------------------
INVESTMENT                                           VALUE   NUMBER    CLASS
----------                                          -------- ------ -----------
Inco Limited....................................... $ 80,705 9,576  VBN
Aber Diamond Corporation...........................   69,507 7,717  Common
Duff & Phelps Utilities Income Inc.................   27,504 2,100  Common
First Australia Prime Income Fund, Inc.............   51,767 5,000  Common
San Juan Basin Royalty Trust.......................   14,503 2,000  Trust Units
Other..............................................    4,883
                                                    --------
                                                    $248,869
                                                    ========

--------
(a) The Inco Limited ("Inco") Class VBN Shares ("VBN Shares") were tendered to Inco in December 2000 in exchange for 4,309,277 warrants of Inco ("warrants") and cash proceeds of $7.50 per VBN Share. The Company recognized a gain of $8.3 million on the transaction.
(b) The fair market value of investments at year-end is $179,153,753 (2000; $221,577,536).
(c) On September 5, 2001, Franco-Nevada entered into an agreement to convert US$72.4 million principal amount (US$115.3 million with accrued interest as at September 30, 2001) of capital securities of Echo Bay Mines Ltd. ("Echo Bay") into common shares of Echo Bay. Pending Echo Bay's shareholder approval, Franco-Nevada expects to maintain a 49.5% interest in Echo Bay following conversion. (unaudited)

5. RESOURCE PROPERTIES

                                MARCH 2001                    MARCH 2000
                       ----------------------------- -----------------------------
                                              NET                           NET
                                ACCUMULATED  BOOK             ACCUMULATED  BOOK
                         COST    DEPLETION   VALUE     COST    DEPLETION   VALUE
                       -------- ----------- -------- -------- ----------- --------
Producing property.... $392,497  $(116,669) $275,828 $354,424  $(78,185)  $276,239
Non-producing property   88,462    (26,533)   61,929   79,139    (6,014)    73,125
                       --------  ---------  -------- --------  --------   --------
                       $480,959  $(143,202) $337,757 $433,563  $(84,199)  $349,364
                       ========  =========  ======== ========  ========   ========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


6. CAPITAL ASSETS

                                  MARCH 2001                   MARCH 2000
                         ---------------------------- ----------------------------
                                                NET                          NET
                                 ACCUMULATED   BOOK           ACCUMULATED   BOOK
                          COST   AMORTIZATION  VALUE   COST   AMORTIZATION  VALUE
                         ------- ------------ ------- ------- ------------ -------
Plant & mining equipment $49,115   $ (5,905)  $43,210 $36,569   $(2,278)   $34,291
Well equipment..........   9,121       (955)    8,166   7,267      (725)     6,542
Buildings...............  31,200     (4,461)   26,739  27,860    (2,069)    25,791
Other...................   5,998     (2,534)    3,464   5,965    (2,091)     3,874
                         -------   --------   ------- -------   -------    -------
                         $95,434   $(13,855)  $81,579 $77,661   $(7,163)   $70,498
                         =======   ========   ======= =======   =======    =======

7. CAPITAL STOCK

      The Company has an unlimited number of authorized preferred and common shares.

                                   MARCH 2001         MARCH 2000          MARCH 1999
                               ------------------ ------------------ -------------------
ISSUED AND OUTSTANDING:        NUMBER      $      NUMBER      $      NUMBER       $
-----------------------        ------- ---------- ------- ---------- -------  ----------
COMMON SHARES
Beginning of year (note a).... 158,631 $1,014,348 158,357 $1,009,537 152,293  $  861,653
Issued for cash...............      --         --      --         --   3,253     103,937
Issued for resource properties      --         --      --         --     957      25,693
Options exercised.............      --         --     274      4,811     185       3,472
Warrants exercised............      --         --      --         --   1,669      17,603
                               ------- ---------- ------- ---------- -------  ----------
End of year................... 158,631 $1,014,348 158,631 $1,014,348 158,357  $1,012,358
                               ======= ========== ======= ========== =======  ==========
WARRANTS (NOTE B)
Beginning of year.............   4,380 $    6,973   4,380 $    6,973   4,830  $      484
Exercised.....................      --         --      --         --  (1,084)       (271)
Issued........................      --         --      --         --     634       6,760
                               ------- ---------- ------- ---------- -------  ----------
End of year...................   4,380 $    6,973   4,380 $    6,973   4,380  $    6,973
                               ======= ========== ======= ========== =======  ==========

--------
(a) On September 20, 1999 Franco-Nevada Mining Corporation Limited merged with Euro-Nevada Mining Corporation Limited. See note 3. The 1999 comparative share capital amounts have been adjusted for the merger. The opening share capital dollar amount for fiscal 2000 is net of $2,821,000 of share issue costs incurred in the year.
(b) The Company has two classes of warrants issued and outstanding. There are 2,246,336 Class A warrants each of which entitles the holder thereof to acquire four common shares of the Company at a price of $200 per warrant. There are 2,133,751 Class B warrants outstanding each of which entitles the holder thereof to acquire 3.08 common shares of the Company at a price of $100 per warrant. The Class A and B warrants expire on September 15, 2003 and November 12, 2003, respectively.
(c) As at September 30, 2001, in addition to its 158,920,430 common shares, the Company has two classes of warrants issued and outstanding. See note 7 (b).
(d) Franco-Nevada adopted a shareholders' rights plan (the "Rights Plan") on February 24/th/, 2000. The Rights Plan was approved by the shareholders of the Company on September 21, 2000. Under the Rights Plan, each Franco-Nevada common share carries with it the right to purchase shares of Franco-Nevada, at a discounted price, under certain circumstances and in the event of particular hostile efforts to acquire control of the Company. The rights are evidenced by and trade with the Franco-Nevada common shares.

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)

(e) Share Option Plan

   Common share options outstanding at March 31, 2001, 2000 and 1999 under the share option plan are as follows:

                                     MARCH 2001          MARCH 2000          MARCH 1999
                                 ------------------- ------------------- -------------------
                                            WEIGHTED            WEIGHTED            WEIGHTED
                                            AVERAGE             AVERAGE             AVERAGE
                                            EXERCISE            EXERCISE            EXERCISE
                                  NUMBER     PRICE    NUMBER     PRICE    NUMBER     PRICE
                                 ---------  -------- ---------  -------- ---------  --------
Outstanding at beginning of year 5,873,716   $20.79  3,934,876   $18.29  4,084,316   $18.17
Changes during year
  Granted.......................    50,000    18.30  2,500,000    24.50     35,400    31.09
  Exercised.....................        --       --   (273,359)   17.60   (184,840)   17.88
  Expired.......................  (593,600)   24.87   (287,801)   21.92         --       --
                                 ---------   ------  ---------   ------  ---------   ------
Outstanding at end of year...... 5,330,116    20.31  5,873,716    20.79  3,934,876    18.29
                                 =========   ======  =========   ======  =========   ======
Exercisable at end of year...... 1,656,068   $16.65  1,283,416   $16.16  1,103,914   $15.33
                                 =========   ======  =========   ======  =========   ======

   The following table summarizes information about the share options outstanding at March 31, 2001.

                    NUMBER     WEIGHTED AVERAGE                      NUMBER
   RANGE OF     OUTSTANDING AT    REMAINING     WEIGHTED AVERAGE EXERCISABLE AT WEIGHTED AVERAGE
EXERCISE PRICE    MAR. 31/01   CONTRACTUAL LIFE  EXERCISE PRICE    MAR. 31/01    EXERCISE PRICE
--------------- -------------- ---------------- ---------------- -------------- ----------------
$ 4.35 - $13.64   1,133,186       3.6 years          $11.50         675,036          $10.05
$14.21 - $22.14   1,599,880       4.5 years          $18.67         662,742          $18.37
$23.57 - $35.43   2,597,050       8.0 years          $25.17         318,290          $27.09

--------
(i) Options granted under the Share Option Plan generally have a term of 10 years and vest evenly over their term. The exercise price of each option is the closing price of the Company's common stock on the Toronto Stock Exchange on the day on which the option is granted.
(ii) On September 20, 1999 the Company merged with Euro-Nevada Mining Corporation Limited. At the time of the merger there were 2,102,332 options of Euro-Nevada outstanding. These options were converted to 1,618,796 options of Franco-Nevada at a ratio of 0.77. The 1999 comparatives for share options have been adjusted for this transaction.

8. DEFERRED FOREIGN EXCHANGE GAIN

   Components of deferred foreign exchange include:

                                                                MARCH   MARCH
                                                                2001    2000
                                                               ------- -------
Cash.......................................................... $25,362 $15,170
Mineral properties............................................  31,939   2,748
Marketable securities.........................................  10,538   2,650
Other.........................................................   1,780     697
                                                               ------- -------
                                                               $69,619 $21,265
                                                               ======= =======

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


9. INCOME TAXES

   (a) The Company's effective tax rate differs from the combined Canadian federal and provincial statutory tax rate as follows:

                                                      MARCH MARCH MARCH
                                                      2001  2000  1999
                                                      ----- ----- -----
Tax at Canadian statutory rate ......................   43%   45%   45%
Lower U.S. tax rate on U.S. earnings                   (10)  (12)  (13)
Non-taxable earnings ................................   --    (2)   (3)
Capital and mining taxes ............................    2     3     4
                                                       ---   ---   ---
Effective tax rate ..................................   35%   34%   33%
                                                       ===   ===   ===

   (b) The following table depicts the primary temporary differences included in future income taxes as at March 31, 2001 and 2000. The 2000 comparative amounts have been presented after reflecting the $17.0 million effect of the implementation adjustment described in note 2.

                                                         MARCH  MARCH
                                                         2001   2000
                                                         ------ ------
Future income taxes:
Liabilities:
   Mineral properties ...............................    65,169 64,395
   Capital assets ...................................    16,445 10,734
   Other ............................................     4,259  3,913
                                                         ------ ------
Net future income taxes                                  85,873 79,042
                                                         ====== ======

   (c) Details of income tax (credit) expense by jurisdiction are:

                                                 MARCH   MARCH  MARCH
                                                 2001    2000   1999
                                                 ------  ------ ------
Current
   United States ..............................  23,293  15,215 14,596
   Canada .....................................  26,348  11,885 11,567
                                                 ------  ------ ------
                                                 49,641  27,100 26,163
Future
   United States ..............................     866   2,319    621
   Canada .....................................  (6,649)  3,144  4,508
                                                 ------  ------ ------
                                                 (5,783)  5,463  5,129

   (d) Income taxes paid in 2001 were $45,249,276 (2000--$26,002,590,
1999--$19,357,381).

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


10. SEGMENT INFORMATION

   The Company operates in the Mining and Oil and Gas industries. The operations are evaluated and managed in two segments, namely, Mining royalties and Oil and Gas. Mining royalties include precious metals and base metal royalties and the Company's exploration interests that are aimed at generating royalties. Oil and Gas operations are largely in Canada.

                              SIX MONTHS ENDED       FOR THE YEARS ENDED
                           ----------------------- -----------------------
                            SEPTEMBER   SEPTEMBER   MARCH   MARCH   MARCH
                              2001        2000      2001    2000    1999
                           ----------- ----------- ------- ------- -------
                           (UNAUDITED) (UNAUDITED)
REVENUES
   Mining royalties.......   $37,798     $27,800   $66,030 $64,771 $61,589
   Oil & gas..............    13,525      13,342    29,566  17,199  11,188
                             -------     -------   ------- ------- -------
                              51,323      41,142    95,596  81,970  72,777
                             -------     -------   ------- ------- -------
OPERATING COSTS
   Mining royalties.......        43         136       341     196     155
   Oil & gas..............       328         337       800   1,200   1,418
                             -------     -------   ------- ------- -------
                                 371         473     1,141   1,396   1,573
                             =======     =======   ======= ======= =======
DEPLETION AND DEPRECIATION
   Mining royalties.......     2,312       7,237    11,555  11,269  11,089
   Oil & gas..............       880       1,629     2,301   3,800   3,191
                             -------     -------   ------- ------- -------
                             $ 3,192     $ 8,866   $13,856 $15,069 $14,280
                             =======     =======   ======= ======= =======

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


                                            SIX MONTHS ENDED             FOR THE YEARS ENDED
                                         ----------------------  ----------------------------------
                                          SEPTEMBER   SEPTEMBER    MARCH       MARCH       MARCH
                                            2001        2000       2001        2000        1999
                                         ----------- ----------- ----------  ----------  ----------
                                         (UNAUDITED) (UNAUDITED)
SEGMENT INCOME BEFORE TAXES
   Mining royalties..................... $   35,443  $   20,427  $   54,134  $   53,306  $   50,345
   Oil & Gas............................     12,317      11,376      26,465      12,199       6,579
   Provision for mining assets..........         --          --     (28,216)         --          --
                                         ----------  ----------  ----------  ----------  ----------
                                             47,760      31,803      52,383      65,505      56,924
   Investment earnings..................     22,902      38,960      82,035      38,607      43,330
   Equity earnings in Normandy..........     11,215          --          --          --          --
   General and administration...........     (3,164)     (4,848)    (10,688)     (7,554)     (5,508)
                                         ----------  ----------  ----------  ----------  ----------
EARNINGS BEFORE TAX.....................     78,713      65,915     123,730      96,558      94,746
Tax.....................................    (23,598)    (21,729)    (43,858)    (32,563)    (31,292)
                                         ----------  ----------  ----------  ----------  ----------
EARNINGS FROM CONTINUING OPERATIONS.....     55,115      44,186      79,872      63,995      63,454
Discontinued operations.................     21,902      16,931      33,573      33,641       5,075
                                         ----------  ----------  ----------  ----------  ----------
NET EARNINGS............................     77,017      61,117     113,445      97,636      68,529
                                         ==========  ==========  ==========  ==========  ==========
REVENUE BY GEOGRAPHIC AREA
   USA..................................     46,975      50,209     114,432      71,772      66,344
   Canada...............................     26,054      28,499      60,120      45,228      46,232
   Australia............................     11,215          --          --          --          --
   Other................................      1,196       1,394       3,079       3,577       3,531
                                         ----------  ----------  ----------  ----------  ----------
                                             85,440      80,102     177,631     120,577     116,107
                                         ==========  ==========  ==========  ==========  ==========
SEGMENT CAPITAL EXPENDITURES
   Mining royalties.....................      2,602       1,271       2,265       8,924      61,446
   Oil & gas............................      1,614       1,216       1,830         305       4,355
                                         ----------  ----------  ----------  ----------  ----------
                                              4,216       2,487       4,095       9,229      65,801
                                         ==========  ==========  ==========  ==========  ==========
IDENTIFIABLE ASSETS BY GEOGRAPHIC AREA
   USA..................................  1,191,180     593,671   1,386,228     521,363     515,581
   Canada...............................     39,379     847,441     106,229     824,560     794,514
   Australia............................    349,055      30,628      23,779      31,208      29,943
   Other................................     27,512      42,776      31,514      43,760      49,487
                                         ----------  ----------  ----------  ----------  ----------
                                          1,607,126   1,514,516   1,547,750   1,420,891   1,389,525
                                         ==========  ==========  ==========  ==========  ==========
IDENTIFIABLE ASSETS BY SEGMENT
   Mining royalties.....................    215,263     317,899     172,225     236,483     227,424
   Oil & gas............................     43,997      43,912      44,037      57,149      59,911
   Mining operations....................         --     193,902     231,371     172,237     176,002
                                         ----------  ----------  ----------  ----------  ----------
   Total assets for reportable segments.    259,260     555,713     447,633     465,869     463,337
   Cash and investments at cost.........  1,347,504     958,506   1,099,811     954,583     925,826
   Other................................        362         297         306         439         362
                                         ----------  ----------  ----------  ----------  ----------
                                         $1,607,126  $1,514,516  $1,547,750  $1,420,891  $1,389,525
                                         ==========  ==========  ==========  ==========  ==========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)

11. COMMITMENTS

  (A) FOREIGN EXCHANGE CONTRACTS

   Franco has entered into foreign exchange contracts whereunder Franco-Nevada will receive Australian $4 million in June 2002 and 2003 at US$0.5873 and US$0.5882 respectively for each Australian dollar. These contracts were closed out subsequent to March 31, 2001.

  (B) NET PROFITS INTEREST

   Franco-Nevada pays the contract operator of the Ken Snyder Mine a 5% net profit interest based upon the Company's reported pre-tax profit from the mine.

12. SUBSEQUENT EVENT

   (a) On April 2, 2001, the Company entered into an agreement with Normandy Mining Limited ("Normandy"), Australia's largest gold producer, to exchange its Ken Snyder mine, US$48 million, and its Australian assets in return for a 19.99% interest in Normandy. On May 31, 2001 the transaction was consummated and Normandy issued 446.1 million freely-trading ordinary shares to Franco-Nevada. Franco-Nevada retained a minimum 5% NSR royalty over the Midas property, which escalates at gold prices over US$300 per ounce to a maximum of 10% at gold prices over US$400 per ounce.

   The exchange of assets resulted in a pre-tax gain of $38.6 million to Franco-Nevada and has been classified as "Discontinued operations." Income taxes of $16.7 million were recorded in connection with the exchange.

   Amounts included in the consolidated balance sheets relating to discontinued operations are as follows:

                                                             MARCH     MARCH
                                                             2001      2000
                                                            --------  --------
Current assets............................................. $ 31,509  $  8,863
Non-current assets.........................................  223,525   195,237
Current liabilities........................................   (8,880)   (2,386)
Non-current liabilities....................................  (51,071)  (17,486)
                                                            --------  --------
Net assets of discontinued operations...................... $195,083  $184,228
                                                            ========  ========

   The summarized statements of operations for the discontinued operations are as follows:

                                                   MARCH     MARCH     MARCH
                                                   2001      2000      1999
                                                  --------  --------  --------
Revenue.......................................... $106,641  $ 97,659  $ 19,489
Expenses.........................................  (65,738)  (50,413)  (12,048)
Taxes............................................   (7,330)  (13,605)   (2,366)
                                                  --------  --------  --------
Net earnings from discontinued operations........ $ 33,573  $ 33,641  $  5,075
                                                  ========  ========  ========

   The summarized statements of cashflows for the discontinued operations are as follows:

                                                   MARCH     MARCH     MARCH
                                                   2001      2000      1999
                                                  --------  --------  --------
Operating........................................ $ 65,948  $ 56,016  $  4,708
Investing........................................  (33,309)  (19,358)  (71,339)
Foreign exchange.................................      395      (476)      118
                                                  --------  --------  --------
Net cashflow from discontinued operations........ $ 33,034  $ 36,182  $(66,513)
                                                  ========  ========  ========

   (b) The Company has announced a change of its year end to December 31 effective for the period ended December 31, 2001.

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


13. LEGAL MATTERS

  (A) ENVIRONMENTAL

   The Company's mining and exploration activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and generally becoming more restrictive. The Company conducts its operations so as to protect the public health and environment and believes its operations are materially in compliance with all applicable laws and regulations. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations.

  (B) CLAIMS

   The Company is from time to time involved in various claims, legal proceedings and complaints arising in the ordinary course of business. The Company is also subject to reassessment for income and mining taxes for certain years. It does not believe that adverse decisions in any pending or threatened proceeding related to any potential tax assessments or other matters, or any amount which it may be required to pay by reason thereof, will have material adverse effect on the financial condition or future results of operations of the Company.

14. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

   For Canadian GAAP purposes Franco-Nevada has accounted for the investment in Normandy Mining Limited on an equity basis using the best information available from Normandy in the public domain. As Normandy has declined to provide a reconciliation of its results of operations in US GAAP for the period ended September 30, 2001 there is no basis for recording an adjustment to US GAAP.

   Canadian GAAP varies in certain significant respects from the principles and practices generally accepted in the United States ("US GAAP"). The effect of these principal measurement differences on the Company's consolidated financial statements are quantified below and described in the accompanying notes:

                            STATEMENTS OF EARNINGS
           (IN THOUSANDS OF CANADIAN DOLLARS EXCEPT PER SHARE DATA)

                                                                           SIX MONTHS ENDED         FOR THE YEARS ENDED
                                                                        ----------------------  --------------------------
                                                                         SEPTEMBER   SEPTEMBER   MARCH     MARCH    MARCH
                                                                           2001        2000      2001      2000     1999
                                                                        ----------- ----------- --------  -------  -------
                                                                        (UNAUDITED) (UNAUDITED)
Net earnings for the period reported under Canadian GAAP...............  $ 77,017    $ 61,117   $113,445  $97,636  $68,529
Mineral properties expense(a)..........................................    (1,938)     (1,890)     8,576   (5,236)  (7,637)
Business merger costs(b)...............................................        --          --         --   (2,821)      --
Fair market value adjustment of marketable securities(c)...............    12,228     (21,629)   (21,971)      --       --
Income taxes...........................................................    (3,582)      8,239      4,370    2,911    3,101
                                                                         --------    --------   --------  -------  -------
Net earnings for the period reported under US GAAP before US GAAP
 difference on discontinued operations and changes in accounting policy    83,725      45,837    104,420   92,490   63,993
Discontinued operations(d)(e)..........................................    27,385       1,183        213   (1,307)  (1,481)
                                                                         --------    --------   --------  -------  -------
Net earnings for the period reported under US GAAP after discontinued
 operations and before changes in accounting policy....................   111,110      47,020    104,633   91,183   62,512
Cumulative effect of change in accounting
 policy(e)(f)..........................................................        --      (2,467)    (2,467)  (4,943)      --
                                                                         --------    --------   --------  -------  -------
Net earnings for the period reported under US GAAP after discontinued
 operations and changes in accounting policy...........................  $111,110    $ 44,553   $102,166  $86,240  $62,512
                                                                         ========    ========   ========  =======  =======

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)

--------
(a) In accordance with United States GAAP, the Company would be required to charge all costs of mineral properties exploration to earnings as incurred until proven economic reserves are established. In fiscal 2001, the Company recorded a provision against mining assets which contains mineral property assets already expensed under US GAAP. This has resulted in a reduction in the provision under US GAAP of $8,576,000.
(b) Under US GAAP, merger costs are expensed as incurred. Under Canadian GAAP, the costs are considered a capital transaction and netted against capital stock.
(c) Under US GAAP, the Company was required to write-down a marketable security investment in an earlier period. The provision and realized loss booked under Canadian GAAP in the period ended September 30, 2001 has been subsequently reversed as a result of the US GAAP adjustment.
(d) The Company disposed of its Ken Snyder Mine in Nevada and Australian division to Normandy Mining Limited ("Normandy") of Australia in exchange for an equity interest in Normandy. The gain recognized on the transaction under Canadian GAAP has been adjusted for differences between carrying costs of the Ken Snyder Mine and Australian division under US GAAP. The above amounts are net of tax.
(e) Effective January 1, 2001 the Company implemented Staff Accounting Bulletin ("SAB") Note 101, Revenue Recognition for US GAAP purposes. According to SAB 101, there are numerous conditions depicting when revenue can be recognized. Under Canadian GAAP, the Company recognized revenue upon the delivery of gold dore to the refiner. The above amounts are net of tax of $1,328,000.
(f) Statement of Position 98-5 was adopted during fiscal 2000 which requires start-up costs to be expensed as incurred. Under Canadian GAAP, start-up costs are deferred and amortized over the mine life. The above adjustment is net of tax of $2,362,000.
(g) The Company accounts for its share options under Canadian GAAP, which in the Company's circumstances are not different from the amounts that would be determined under the provisions of the Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations. Accordingly, no compensation expense for its share option plan has been recorded in the consolidated statements of operations for the six months ended September 30, 2000 and 2001 and the fiscal years ending March 31, 2001, 2000 and 1999.

                                                                       SIX MONTHS ENDED          FOR THE YEARS ENDED
                                                                    ----------------------  ----------------------------
                                                                     SEPTEMBER   SEPTEMBER   MARCH     MARCH     MARCH
                                                                       2001        2000      2001      2000      1999
                                                                    ----------- ----------- --------  --------  --------
                                                                    (UNAUDITED) (UNAUDITED)
BASIC EARNINGS PER SHARE
Net earnings per share for the period reported under US GAAP before
 US GAAP difference on discontinued operations and changes in
 accounting policy.................................................  $   0.53    $   0.29   $   0.66  $   0.58  $   0.41
Discontinued operations(d)(e)......................................      0.17        0.01       0.00     (0.01)    (0.01)
                                                                     --------    --------   --------  --------  --------
Net earnings per share for the period reported under US GAAP after
 discontinued operations and before changes in accounting policy...      0.70        0.30       0.66      0.57      0.40
Cumulative effect of changes in accounting policy(e)(f)............        --       (0.02)     (0.02)    (0.03)       --
                                                                     --------    --------   --------  --------  --------
Net earnings per share for the period reported under US GAAP after
 discontinued operations and changes in accounting policy..........  $   0.70    $   0.28   $   0.64  $   0.54  $   0.40
                                                                     ========    ========   ========  ========  ========
Weighted average number of common shares outstanding (thousands)...   158,662     158,631    158,631   158,521   154,898
                                                                     ========    ========   ========  ========  ========

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


                                                       SIX MONTHS ENDED        FOR THE YEARS ENDED
                                                    ----------------------- --------------------------
                                                     SEPTEMBER   SEPTEMBER   MARCH    MARCH     MARCH
                                                       2001        2000      2001     2000      1999
                                                    ----------- ----------- -------- --------  -------
                                                    (UNAUDITED) (UNAUDITED)
STATEMENTS OF COMPREHENSIVE EARNINGS
Net earnings for the period reported under US GAAP.  $111,110    $ 44,553   $102,166 $ 86,240  $62,512
Other comprehensive earnings (net of tax):
   Foreign currency translation adjustment.........     4,749      21,043     46,074  (23,695)  27,161
   Unrealized (loss)/gain on marketable securities.       374      49,514     51,776  (33,111)   9,427
                                                     --------    --------   -------- --------  -------
Comprehensive earnings.............................  $116,233    $115,110   $200,016 $ 29,434  $99,100
                                                     ========    ========   ======== ========  =======

   The above amounts are net of taxes as follows: September 2001: $272,000, September 2000: $20,867,000, March 2001: $16,913,000, March 2000: ($15,443,000)
and March 1999: $4,780,000.

   The statements of comprehensive earnings provide a measure of all changes in equity the company that results from transactions with other than shareholders and other economic events that occur during the period.

                                           SIX MONTHS ENDED          FOR THE YEARS ENDED
                                        ----------------------  -----------------------------
                                         SEPTEMBER   SEPTEMBER   MARCH     MARCH      MARCH
                                           2001        2000      2001      2000       1999
                                        ----------- ----------- --------  --------  ---------
                                        (UNAUDITED) (UNAUDITED)
STATEMENTS OF CASH FLOWS
The following summarizes the cash flow amounts in accordance with US GAAP.

Operating activities...................  $ (19,640)  $ 21,466   $116,257  $ 52,377  $  98,546
Investing activities...................   (164,136)     4,683     41,148   (10,596)  (253,599)
Financing activities...................      4,818         --    (55,521)  (42,778)    99,265
Foreign exchange.......................        198      2,886      8,317    (2,531)     8,787
Discontinued operations
   Operating...........................         --    (20,152)    65,781    54,709      3,062
   Investing...........................         --    (22,573)   (33,142)  (18,051)   (69,693)
   Foreign exchange....................         --       (638)       395      (476)       118
Opening cash and cash equivalents......    318,653    175,418    175,418   142,764    256,278
Closing cash and cash equivalents......    139,893    161,090    318,653   175,418    142,764
Closing cash and short-term investments    864,053    730,099    939,011   705,714    707,507

BALANCE SHEETS

   The following summarizes the balance sheet amounts in accordance with US GAAP where different from the amounts reported under Canadian GAAP.

                                          (UNAUDITED)
                                        SEPTEMBER 2001          MARCH 2001            MARCH 2000
                                     --------------------- --------------------- ---------------------
                                      CANADIAN      US      CANADIAN      US      CANADIAN      US
                                        GAAP       GAAP       GAAP       GAAP       GAAP       GAAP
                                     ---------- ---------- ---------- ---------- ---------- ----------
Precious metals..................... $   44,224 $   44,224 $   13,612 $   10,155 $   27,584 $   27,584
Investments in marketable securities    134,396    165,881    160,800    179,154    248,869    221,578
Resource properties.................    179,063    173,263    337,757    286,421    349,364    291,844
Deferred taxes......................     82,437     80,984     85,873     67,577     62,033     49,380
Capital stock.......................  1,026,139  1,028,960  1,021,321  1,024,142  1,021,321  1,024,142
Retained earnings...................    421,533    406,608    344,516    295,498    303,601    248,853
Deferred foreign exchange gain......     74,028     70,972     69,619     66,223     21,265     20,149

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


NEW STANDARDS FOR CANADIAN GAAP

   In late 2000, the Canadian Institute of Chartered Accountants ("CICA") issued a revised standard, Section 3500, "Earnings Per Share". Public companies with quarterly reporting requirements must calculate basic and fully diluted earnings per share in accordance with the new standard. Diluted earnings per share will now be calculated using the "Treasury Stock Method". The new section will be implemented for the fiscal period ended December 31, 2001.

   In August 2000, the CICA issued a new standard, Section 1751, "Interim Financial Statements" effective for interim periods in fiscal years beginning on or after January 1, 2001. This standard requires interim financial statements, at a minimum, to include an income and cash flow statement for the quarter and year to date periods, a balance sheet and a statement of retained earnings along with detailed notes to the financial statements. Management does not expect a significant impact on the financial statements of the Company upon the adoption of the new standard.

   The CICA recently issued new Handbook Sections 1581, "Business Combinations" and 3062, "Goodwill and Other Intangible Assets". Effective July 1, 2001, the standards require that all business combinations be accounted for using the purchase method. Additionally, effective January 1, 2002, goodwill and intangible assets with an indefinite life will no longer be amortized to earnings and will be assessed for impairment on an annual basis in accordance with the new standards, including a transitional impairment test whereby any resulting impairment will be charged to opening retained earnings. Management does not expect a significant impact on the financial statements of the Company upon the adoption of the new standard.

   In March 2000, the Accounting Standards Board of the CICA issued Accounting Guideline No. 11, "Enterprises in the Development Stage". The guideline addresses three specific issues: (a) capitalization of costs and expenditures,
(b) impairment and (c) disclosure. Prior to its issuance, development stage entities were exempt from following certain aspects of Canadian GAAP. This guideline will require that all companies account for transactions based on the underlying characteristics of the transaction rather than the maturity of the enterprise. The guideline is effective no later than fiscal periods beginning on or after April 1, 2000. The Company is aware that there are two alternative views of how this guideline affects mining companies with respect to the capitalization of exploration costs. CICA Handbook Section 3061 "Property, Plant and Equipment" states that "For a mining property, the cost of the asset includes exploration costs if the enterprise considers that such costs have the characteristics of property, plant and equipment." The Company considers that exploration costs incurred meet the characteristics of property, plant and equipment and accordingly defers such costs. Under the view adopted by the Company, deferred exploration costs would not automatically be subject to regular assessments of recoverability, unless conditions such as those in Accounting Guideline No. 11 exist. Under the alternative view, there would be a regular assessment of capitalized exploration costs. Assessment of the probability of recoverability of deferred exploration costs from future operations would require the preparation of a projection based on objective evidence of economic reserves, such as a feasibility study. The Company's interpretation of the guideline will not have a significant impact on the financial statements. However, if the second view is accepted, all deferred exploration costs would be written off as of the beginning of fiscal 2001. This write-off would be treated as a change in accounting principle. The result would be a reduction of resource properties of $49.0 million, a decrease to retained earnings of $30.9 million and a reduction to future taxes of $18.1 million. The impact for the fiscal year ended March 31, 2001 would be a reduction in resource properties of $3.5 million, net income of $2.3 million and future taxes of $1.2 million. For the six-month periods ended September 30, 2000 and 2001 the reduction to resource properties, net income and future taxes would be $1.9 million, $1.2 million and $0.7 million, respectively. The CICA is currently evaluating this issue to determine the appropriate interpretation of the guideline and CICA Handbook Section 3061.

                   FRANCO-NEVADA MINING CORPORATION LIMITED

(TABULAR AMOUNTS IN THOUSANDS OF CANADIAN DOLLARS EXCEPT WHERE OTHERWISE
                                  INDICATED)


NEW STANDARDS FOR US GAAP

   In July 2001, the Financial Accounting Standards Board issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No. 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination and SFAS No. 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination whether acquired individually or with a group of other assets. These standards require all future business combinations to be accounted for using the purchase method of accounting. The Company is required to adopt SFAS No. 141 for business combinations after July 1, 2001 and 142 on a prospective basis as of January 1, 2002. Management does not expect a significant impact on the financial statements of the Company upon the adoption of the new standard.

   The Financial Accounting Standards Board has recently issued FASB No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". FAS 144 supersedes FAS 121 and the accounting and reporting provisions of APB 30 for segments of a business to be disposed of. The pronouncement is effective January 1, 2002, and will be adopted by the Company at that time. Management does not expect a significant impact on the financial statements of the Company upon the adoption of the new standard.

                                                                     APPENDIX F
                         CERTIFICATE OF INCORPORATION

                                      OF

                              DELTA HOLDCO CORP.

                               -----------------

   First: The name of this Corporation is Delta Holdco Corp.

   Second: The registered office of the Corporation in the state of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of its Registered Agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

   Third: The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are:

   To subscribe for, purchase or otherwise acquire, and to hold, sell, assign, transfer, exchange, mortgage, pledge or otherwise dispose of the stocks, bonds, securities or other evidences of indebtedness of any corporation or corporations, association or associations, domestic or foreign, for whatever purpose organized or in whatever business engaged, and while the owner of such stocks, bonds, securities or other evidences of indebtedness to exercise all the rights, powers and privileges of ownership, including all rights to vote thereon.

   To guarantee any dividends, bonds, stocks, contracts or other obligations of any corporation in which this Corporation is an owner or has an interest; to aid in any lawful manner such corporation, and to do all lawful acts and things designed for the preservation, protection, improvement, development or enhancement of the value of such corporation or of its stock, bonds, securities, evidences of indebtedness, contracts or other obligations.

   To form, promote, assist financially or otherwise, companies, syndicates, partnerships and associations of all kinds, so far as incidental to or connected with the corporate purposes, and to give any guarantee in connection therewith or otherwise for the payment of money or for the performance of any obligation or undertaking, to the extent that this Corporation may be lawfully interested therein.

   To purchase, lease, locate, or otherwise acquire, to prospect and explore for and to own, hold, option, sell, exchange, lease, mortgage or otherwise dispose of and deal in mineral lands, mines, mining rights, minerals, ores, real estate, water rights, and in claims and interests therein in any part of the world; to develop, improve and work the same; to conduct mining operations of every kind by any method now known or hereafter devised, and to operate plants for reducing, concentrating, smelting, converting, refining, preparing for market or otherwise treating ores, minerals, matte and bullion; to manufacture, acquire, deal in or otherwise dispose of products of mines, minerals and ores; to enter into contracts with other corporations (including any corporation in which the directors of this Corporation may be interested or of which they may be officers or directors, or which may be the owner of a large or controlling interest in the stock of this Corporation), for mining or working mineral deposits, for the operation of canals, ditches and hydraulic works, for the reduction, treatment, smelting and refining of the ores, minerals, matte and bullion produced by this Corporation.

   To carry on, and license others to carry on all or any part of the several businesses enumerated in this paragraph, to wit: the business of manufacturers, merchants, traders, importers, exporters and dealers in and with goods, wares and merchandise of every description; of establishing, financing, developing, managing, operating and carrying on industrial, commercial, trading, manufacturing, mechanical, metallurgical, engineering, building, construction, contracting, mining, smelting, quarrying, refining, and chemical enterprises, undertakings, propositions, concessions or franchises in all their respective branches.

   To obtain, register, purchase, lease or otherwise acquire, to hold, use, own, operate, develop and introduce, to sell, assign, lease, pledge, mortgage, grant or acquire licenses in respect of and otherwise deal in and with or turn to account any and all copyrights, concessions, trade marks, formulae, secret processes, devices, trade names and distinctive marks, patents, patent rights, applications for patents and all inventions, licenses, privileges, improvements and processes used in connection with or secured under letters patent or otherwise of the United States or of any other country, relating to or useful in connection with any lawful business of the corporation, including the good will of the same.

   In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, and of the objects and purposes hereinbefore stated, it is hereby expressly provided that this Corporation shall also have the following powers, it being expressly provided that the enumeration of specific powers shall not be construed to limit or restrict in any manner the aforesaid general powers of the Corporation.

   To acquire from time to time, in exchange for shares of the capital stock of this Corporation, such property or shares of the capital stock of any other corporation or corporations as the Board of Directors shall deem of advantage to it, at such valuation of the property or shares so acquired as in the judgment of said Board shall be fair and just.

   Without in any particular limiting any of the objects, or purposes or powers of this Corporation, the business or purpose of the Corporation shall be from time to time to do any one or more or all of the acts and things herein set forth, and all such other acts, things and business or businesses in any manner connected therewith, or necessary, incidental, convenient or auxiliary thereto, or calculated directly or indirectly to promote the interests of the Corporation or enhance the value of or render profitable any of its property or rights, as such a corporation may lawfully do; and in carrying on its business, or for the purpose of attaining or furthering any of its objects, to do any and all acts and things, and to exercise any and all other powers which a co-partnership or natural person could do and exercise, and which now or hereafter may be authorized by law, and either as, or by and through principals, agents, attorneys, trustees, contractors, factors, lessees, or otherwise, either alone or in conjunction with others, and in any part of the world; and in addition to have and to exercise all the rights, powers and privileges now or hereafter belonging to or conferred upon corporations organized under the provisions of law authorizing the formation of such corporations, but nothing herein contained is to be construed as authorizing this Corporation to carry on the business of discounting bills, notes or other evidences of debt, of receiving deposits of money, or foreign coins, or buying and selling bills of exchange, or of issuing bills, notes or other evidences of debt for circulation as money.

   To conduct its business in all of its branches in the State of Delaware, other States, the District of Columbia, the territories and colonies of the United States, and in foreign countries, and to have one or more offices out of the State of Delaware, to hold, purchase, mortgage and convey real and personal property both within and without the State of Delaware.

   To borrow money, to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness, whether secured by mortgage, pledge, or otherwise, or unsecured, for money borrowed or in payment for property purchased or acquired or for any other lawful object; to mortgage or pledge all or any part of its properties, rights, interests and franchises, including any or all shares of stock, bonds, debentures, notes, scrip or other obligations or evidences of indebtedness at any time owned by it.

   To purchase, hold, sell, and transfer the shares of its own capital stock to the extent permitted by law, provided that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

   Nothing hereinabove stated shall be construed to give this Corporation any rights, powers or privileges not permitted by the laws of the State of Delaware to corporations organized under the statutes of the State of Delaware.

   The foregoing clauses shall be construed as objects, purposes and powers, and it is hereby expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of the Corporation, so that the Corporation shall have the power to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

   Fourth: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 755,000,000 of which 5,000,000 shares shall be Preferred Stock (hereinafter called "PREFERRED STOCK") of the par value of $5.00 per share and 750,000,000 shares shall be Common Stock (hereinafter called "COMMON STOCK") of the par value of $1.60 per share.

   The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation which are fixed by this Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock which are not fixed by this Certificate of Incorporation, are as follows:

    1. Shares of Preferred Stock may be issued from time to time in one or more series as in this Article Fourth provided. All shares of Preferred Stock shall be of equal rank and shall be identical in all respects, except in respect of the particulars fixed by the Board of Directors for series of the Preferred Stock as permitted by the provisions of this Article Fourth. Each series of Preferred Stock shall be distinctively designated, and all shares of any one series of Preferred Stock shall be identical in all respects with all the other shares of such series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative.

    2. Authority is hereby expressly granted to the Board of Directors, by resolution or resolutions, from time to time to create and provide for the issuance of series of the Preferred Stock and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the creation and issue of shares of such series the following provisions of the shares of such series, so far as not inconsistent with the provisions of this Article Fourth applicable to all series of Preferred Stock:

      (a) The designation of such series and the number of shares which shall constitute such series;

      (b) The dividend rate per annum, if any, at which holders of shares of such series shall be entitled to receive dividends, whether or not dividends on the shares of such series shall be cumulative, the times at which and the quarterly dividend periods for which dividends on such series shall be paid, the date or dates, if any, from which dividends shall be cumulative and the other conditions, if any, on which such dividends shall be paid;

      (c) The time or times, if any, at which the shares of such series shall be subject to redemption, in whole or in part, the price or prices to which holders of shares of such series shall be entitled upon such redemption, and the other terms and conditions, if any, on which shares of such series may be so redeemed;

      (d) The amount or amounts and the other rights, if any, to which the holders of shares of such series shall be entitled upon the dissolution, liquidation or winding up of the affairs of the Corporation or upon any other distribution of the assets of the Corporation;

      (e) The sinking fund or purchase fund provisions, if any, for the redemption or purchase of shares of such series and, if any such fund is so provided for the benefit of such shares, the amount of such fund and the manner of its application;

      (f) The extent of the voting powers, if any, of the shares of such series;

      (g) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock, or of any series thereof, of the Corporation and, if so convertible or exchangeable, the conversion or exchange price or prices or rate or rates, the adjustments thereof and the other terms and conditions, if any, on which shares shall be so convertible or exchangeable; and

      (h) Any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of shares of such series as are not fixed and determined in this Article Fourth.

    3. The powers, preferences and rights, and the qualifications, limitation or restrictions thereof, applicable to the Preferred Stock of all series are as follows:

      (a) Out of the funds of the Corporation legally available for dividends, the holders of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, cash dividends at such rate, and no more, and payable at such times and for such quarterly dividend periods as shall be fixed for such series by the Board of Directors as herein permitted. Dividends on any shares of Preferred Stock shall be cumulative only if and to the extent fixed by resolution of the Board of Directors. Accumulations of dividends, if any, shall not bear interest.

          No such dividend shall be paid or declared and set apart for payment on any share of Preferred Stock for any quarterly dividend period unless a dividend for the same quarterly dividend period and all past quarterly dividend periods, if any, ending within such quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be or have been paid or declared and set apart for payment on all shares of Preferred Stock of all series then outstanding and entitled to receive dividends for such quarterly dividend period or for any past quarterly dividend period, if any, ending within such quarterly dividend period.

          In no event, so long as any Preferred Stock shall remain outstanding, shall any dividend, other than a dividend payable in shares of Common Stock or any other class of stock ranking junior to the Preferred Stock as to the distribution of assets and the payment of dividends (the Common Stock, and any such other class of stock being hereinafter sometimes referred to as "junior stock"), be declared or paid upon, nor shall any distribution be made upon, any junior stock, nor shall any shares of junior stock be purchased or redeemed by the Corporation other than in exchange for junior stock, nor, shall any monies be paid or made available for a sinking fund for the purchase or redemption of any junior stock, unless in each instance dividends on all outstanding shares of the Preferred Stock for all past dividend periods shall have been paid and the dividend on all outstanding shares of the Preferred Stock for the then applicable current quarterly dividend period shall have been paid, or declared and a sum sufficient for the payment thereof set apart.

      (b) The Corporation, at its election expressed by resolution of the Board of Directors, may redeem the shares of any series of the Preferred Stock at such time or times, at such price or prices and on such other terms and conditions (not inconsistent with the provisions of this subparagraph (b)) as are fixed for such series by the Board of Directors as permitted herein plus, in each case, an amount equal to all dividends accrued and unpaid on such series of Preferred Stock to and including the date fixed for redemption (the total sum so payable per share on any such redemption being hereinafter called the "Redemption Price" and the date fixed for redemption being hereinafter called the "Redemption Date"). If as permitted by the terms fixed for such series by the Board of Directors, less than all outstanding shares of any series of Preferred Stock are to be redeemed, the shares of said series to be redeemed shall be chosen by lot or pro rata in such equitable manner as the Board of Directors may determine.

          Notice of every such redemption shall be mailed not less than 30 nor more than 90 days in advance of the Redemption Date to the holders of record of the shares of Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.

          From and after the Redemption Date (unless the Corporation shall default in paying or providing the funds necessary for the payment of the Redemption Price of the shares so called for redemption) the right to receive dividends on all shares of Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders of the shares of Preferred Stock so called for redemption shall forthwith, after the Redemption Date, cease and terminate, excepting only the right of such holders to receive the Redemption Price for such shares but without interest, and such shares shall no longer be deemed outstanding. Any funds so set aside by the Corporation and unclaimed at the end of six years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the Corporation for payment of the Redemption Price.

          If, on or after the giving of notice of redemption but before the Redemption Date, the Corporation shall deposit with any bank or trust company doing business in the Borough of Manhattan, City of New York, New York, having capital and surplus of at least $10,000,000, in trust to be applied to the redemption of the shares of Preferred Stock so called for redemption, the funds necessary for such redemption, then all rights of the holders of the shares of Preferred Stock so called for redemption shall forthwith, after the date of such deposit, cease and terminate (excepting only the right of such holders to receive the Redemption Price therefor but without interest and the right to exercise any conversion privilege not theretofore expired), and such shares shall not, after the date of such deposit, be deemed outstanding. Any funds so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the making of such deposit shall be returned to the Corporation. In case the holders of shares of Preferred Stock so called for redemption shall not, at the end of six years from the Redemption Date, have claimed any funds so deposited, such bank or trust company shall upon the request of the Corporation pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Corporation for payment of the Redemption Price.

          Any interest accrued on funds set aside or deposited for purposes of redemption as above provided shall be paid to the Corporation from time to time.

          Shares of any series of Preferred Stock which have been redeemed, retired or purchased by the Corporation (whether through the operation of a sinking or purchase fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of the Corporation of any other class or classes, shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock.

      (c) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, an amount in cash for each share equal to the amount payable on such share in such event provided for by the Board of Directors as permitted herein for the series of Preferred Stock of which such share is a part plus, in each case, an amount equal to all dividends accrued and unpaid on such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common Stock.

          If upon any such liquidation, dissolution or winding up of the Corporation its net assets shall be insufficient to permit the payment in full of the respective amounts to which the holders of all outstanding Preferred Stock of all series are entitled as above provided, the entire remaining net assets of the Corporation shall be distributed among the holders of Preferred Stock of all series in amounts proportionate to the full amounts to which they are respectively so entitled.

          Neither the merger nor consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation within the meaning of this subparagraph (c).

4. (a) Except for such voting powers as may be granted to the holders of Preferred Stock by law, subparagraph (b) of this paragraph 4, or as may be granted to the holders of any one or more series of Preferred Stock by the Board of Directors in accordance with paragraph 2(f) of this Article Fourth, voting power shall be vested exclusively in the Common Stock. At every meeting of the stockholders of the Corporation every holder of Common Stock entitled to vote shall be entitled to one vote for each share of Common Stock registered in his name on the books of the Corporation and, except as otherwise herein or by law provided, the Common Stock and Preferred Stock of the Corporation (and any other capital stock of the Corporation at the time entitled thereto), shall vote together as a class.

      (b) At any time when six (6) quarterly dividends on any one or more series of Preferred Stock entitled to receive cumulative dividends shall be in default, the holders of all such cumulative series at the time or times outstanding as to which such default shall exist shall be entitled, at the next annual meeting of stockholders or special meeting held in place thereof at which time the number of directors constituting the Board of Directors shall be increased by two, voting as a class, whether or not the holders thereof shall otherwise be entitled to vote, to the exclusion of the holders of Common Stock and the holders of any series of non-cumulative Preferred Stock, to vote for and elect two members of the Board of Directors of the Corporation to all such newly-created directorships. At any time when six (6) quarterly dividends on any one or more series of non-cumulative Preferred Stock shall be in default, the holders of all such non-cumulative series at the time or times outstanding as to which such default shall exist shall be entitled, at the next annual meeting of stockholders or special meeting held in place thereof at which time the number of directors constituting the Board of Directors shall be increased by two, voting as a class, whether or not the holders thereof shall otherwise be entitled to vote, to the exclusion of the holders of Common Stock and the holders of any series of cumulative Preferred Stock, to vote for and elect two members of the Board of Directors of the Corporation to fill such newly-created directorships. All rights of all series of Preferred Stock to participate in the election of directors pursuant to this subparagraph 4(b) shall continue in effect, in the case of all series of Preferred Stock entitled to receive cumulative dividends, until cumulative dividends have been paid in full or set apart for payment on each cumulative series which shall have been entitled to vote at the previous annual meeting of stockholders, or special meeting held in place thereof, or, in the case of all series of non-cumulative Preferred Stock, until non-cumulative dividends have been paid in full or set apart for payment for four consecutive quarterly dividend periods on each non-cumulative series which shall have been entitled to vote at the previous annual meeting of stockholders or special meeting held in place thereof. Whenever the holders of the Preferred Stock shall be divested of such voting right hereinabove provided, the directors so elected by the Preferred Stock shall thereupon cease to be directors of the Corporation and thereupon the number of directors shall be reduced by two or four, as the case may be. Directors elected by the holders of any one or more series of stock voting separately as a class, may be removed only by a majority vote of such series, voting separately as a class, so long as the voting power of such series shall continue. Subject to the voting rights, if any, of any other series of Preferred Stock, the holders of the Common Stock, voting as a class, to the exclusion of the holders of such series so entitled to vote for and elect members of the Board of Directors pursuant to this subparagraph 4(b) shall be entitled to vote for and elect the balance of the Board of Directors. Each stockholder entitled to vote at any particular time in accordance with the foregoing provisions shall not have more than one vote for each share of Stock held of record by him at the time entitled to voting rights.

      (c) Subject to the provisions of this Article Fourth and any further provisions prescribed in accordance herewith, and after making such provisions, if any, as the Board of Directors may deem advisable for working capital or as a reserve fund to meet contingencies or for such other purposes as the Board of Directors, in their discretion, may deem necessary or advisable and in the best interests of the Corporation, then, and not otherwise, the holders of the junior stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for that purpose, dividends payable either in cash, stock or otherwise.

      (d) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, if the holders of all series of the Preferred Stock shall have received all the amounts to which they shall be entitled in such event in accordance with the provisions of this Article Fourth and any further provisions prescribed in accordance herewith, the holders of the junior stock shall be entitled, to the exclusion of the holders of the Preferred Stock of all series, to share in all the remaining assets of the Corporation available for distribution to the stockholders.

    5. There hereby is fixed and determined the voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the first series of the Preferred Stock, par value $5.00 per share, which shall consist of 370,000 shares and shall be designated as Series A Junior Participating Preferred Stock (the "Preferred Shares").

SPECIAL TERMS OF THE PREFERRED SHARES

   Section 1. Dividends and Distributions. (a) The rate of dividends payable per share of Preferred Shares on the first day of January, April, July and October in each year or such other quarterly payment date as shall be specified by the Board of Directors (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Preferred Shares, shall be (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 500 times the aggregate per share amount of all cash dividends and 500 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock by reclassification or otherwise, declared on the Common Stock, $1.60 par value, of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Preferred Shares. Dividends on the Preferred Shares shall be paid out of funds legally available for such purpose. In the event the Corporation shall at any time after the date hereof (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amounts to which holders of Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   (b) Dividends shall begin to accrue and be cumulative on outstanding Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

   Section 2. Voting Rights. In addition to any other voting rights required by law, the holders of Preferred Shares shall have the following voting rights:

   (a) Subject to the provision for adjustment hereinafter set forth, each Preferred Share shall entitle the holder thereof to 600 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the date hereof (i) declare any dividend on Common

       Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per share to which the holders of Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   (b) Except as otherwise provided herein or in the By-laws, the holders of Preferred Shares and the holders of Common Stock (and the holders of shares of any other series or class entitled to vote thereon) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

   Section 3. Reacquired Shares. Any Preferred Shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Series Preferred Stock and may be reissued as part of a new series of Series Preferred Stock to be created by resolution(s) of the Board of Directors.

   Section 4. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Preferred Shares shall be entitled to receive the greater of (a) $500.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 500 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the date hereof (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which holders of Preferred Shares were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   Section 5. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 500 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the date hereof (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock Outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   Section 6. No Redemption. The Preferred Shares shall not be redeemable.

   Section 7. Ranking. The Preferred Shares shall rank junior to all other series of the Corporation's Series Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

   Section 8. Fractional Shares. Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Shares.

    6. Except as may be provided in the provisions fixed by the Board of Directors for any series of Preferred Stock, the number of authorized shares of any class of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote.

   Fifth: The amount of capital stock with which this Corporation will commence business is $1,000.

   Sixth: This Corporation is to have perpetual existence.

   Seventh: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

   Eighth: The government of this Corporation shall be vested in and its affairs shall be conducted by a Board of Directors. The number of Directors of the Corporation shall be fixed and may be altered from time to time as may be provided in the By-Laws. In case of any increase in the number of Directors, the additional Directors may be elected by the Directors or by the stockholders at an annual or special meeting, as shall be provided in the By-Laws.

    1. In case of any vacancy in the Board of Directors through death, resignation or otherwise, the Board of Directors may elect a successor to hold office for the unexpired portion of the term of the Director whose office shall be vacant, and until the election of a successor.

    2. The Directors from time to time may determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger), or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, unless expressly so authorized by statute or by a resolution of the stockholders or the Directors.

    3. The Board of Directors, by the affirmative vote of the majority of the whole Board, may appoint from the Directors an Executive Committee, of which a majority shall constitute a quorum; and, to such extent as shall be provided in the By-Laws, such Committee may exercise all the powers of the Board including the power to cause the seal of the Corporation to be affixed to any papers or documents by it executed.

    4. The Board of Directors shall have power and authority, without the assent or vote of the stockholders, to authorize the execution and delivery of any mortgage, pledge or other liens, without limit as to amount, upon the real and personal property of the Corporation, or any part or parts thereof, for the purpose of securing the payment of its bonds or other obligations.

    5. The Board of Directors may make By-Laws, and from time to time may alter, amend or repeal any By-Law or By-Laws; but any By-Laws made by the Board of Directors may be altered or repealed by the stockholders at any annual meeting, or at any special meeting, provided notice of such proposed alteration or repeal be included in the notice of such special meeting.

    6. The Directors shall have the power to determine the use and disposition of any surplus or net profits over and above the capital stock paid in, and, to the extent permitted by law, may use and apply any such surplus or accumulated profits or capital in purchasing or acquiring the bonds or other obligations or shares of capital stock of the Corporation, to such extent and in such manner and upon such terms as the Directors shall deem expedient; but shares of such capital stock so purchased or acquired may be resold unless such shares shall have been retired for the purpose of decreasing the Corporation's capital stock as provided by law.

    7. The Board of Directors is invested with complete and unrestricted authority in the management of all the affairs of the Corporation and is authorized to exercise for such purposes, as the general agent of the Corporation, its entire corporate authority.

    8. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless to the provisions of the statutes of Delaware and of this Certificate.

   Ninth: Notwithstanding any provision in this Certificate of Incorporation to the contrary (including, without limitation, paragraphs 3 and 7 of Article Eighth hereof), except as set forth in the penultimate subparagraph of this Article Ninth, the affirmative vote or consent of the holders of four-fifths of all classes of stock of this Corporation entitled to vote in elections of directors, considered for the purposes of this Article Ninth as one class, shall be required (a) for the adoption of any agreement for the merger or consolidation of this Corporation with or into any other corporation, or (b) to authorize any sale or lease of all or any substantial part of the assets of this Corporation to, or any sale or lease to this Corporation or any subsidiary thereof in exchange for securities of this Corporation of any assets (except assets having an aggregate fair market value of less than $10,000,000) of, any other corporation, person or other entity, if, in either case, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or consent thereto such other corporation, person or entity is the beneficial owner, directly or indirectly, of more than 10% of the outstanding shares of stock of this Corporation entitled to vote in elections of directors considered for the purposes of this Article Ninth as one class. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the stock of this Corporation otherwise required by law or any agreement between this Corporation and any national securities exchange.

   For the purposes of this Article Ninth, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of this Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i), above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of this Corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 6, 2001, and (b) the outstanding shares of any class of stock of this Corporation shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

   The Board of Directors shall have the power and duty to determine for the purposes of this Article Ninth, on the basis of information known to this Corporation, whether (i) such other corporation, person or other entity beneficially owns more than 10% of the outstanding shares of stock of this Corporation entitled to vote in elections of directors, (ii) a corporation, person, or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired by this Corporation, or any subsidiary thereof, have an aggregate fair market value of less than $10,000,000 and (iv) the memorandum of understanding referred to below is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Article Ninth.

   The provisions of this Article Ninth shall not be applicable to (i) any merger or consolidation of this Corporation with or into any other corporation, or any sale or lease of all or any substantial part of the assets of this Corporation to, or any sale or lease to this Corporation or any subsidiary thereof in exchange for securities of this Corporation of any assets of, any other corporation, person or other entity, if the Board of Directors of this Corporation shall by resolution have approved a memorandum of understanding with such other corporation, person or entity with respect to and substantially consistent with such transaction prior to the time that such other corporation, person or entity shall have become a holder of more than 10% of the outstanding shares of stock of this Corporation entitled to vote in elections of directors; or (ii) any merger or consolidation of this Corporation with, or any sale or lease to this Corporation or any subsidiary thereof of any of the assets of, any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by this Corporation and its subsidiaries.

   No amendment to the Certificate of Incorporation of this Corporation shall amend, alter, change or repeal any of the provisions of this Article Ninth, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of the holders of four-fifths of all classes of stock of this Corporation entitled to vote in elections of directors, considered for the purposes of this Article Ninth as one class.

   Tenth: The Directors of the Corporation shall be protected from personal liability, through indemnification or otherwise, to the fullest extent permitted under the General Corporation Law of the State of Delaware as from time to time in effect.

    1. A Director of this Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director except for those specific breaches and acts or omissions with respect to which the Delaware General Corporation Law expressly provides that this provision shall not eliminate or limit such personal liability of Directors. The modification or repeal of this paragraph 1 of Article Tenth shall not affect the restriction hereunder of a Director's personal liability for any act or omission occurring prior to such modification or repeal.

    2. The Corporation shall indemnify each Director and Officer of the Corporation to the fullest extent permitted by applicable law, and in furtherance hereof the Board of Directors is expressly authorized to amend the Corporation's By-Laws from time to time to give full effect hereto, notwithstanding possible self interest of the Directors in the action being taken. The modification or repeal of this paragraph 2 of Article TENTH shall not adversely affect the right to indemnification of any Director or Officer hereunder with respect to any act or omission occurring prior to such modification or repeal.

   Eleventh: This Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

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                                                                     APPENDIX G

                              DELTA HOLDCO CORP.

                               -----------------

                                    BY-LAWS

                               -----------------

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

                              DELTA HOLDCO CORP.

                               -----------------

                                    BY-LAWS

                               -----------------

                                   ARTICLE I

                                 STOCKHOLDERS

   Section 1. ANNUAL MEETING. An annual meeting of the stockholders of the Corporation shall be held in each year at such place, and on such date and at such time, as the Board of Directors of the Corporation shall designate in a resolution duly adopted by it, for the purpose of electing Directors and transacting such other business as may properly be brought before the meeting.

   Section 2. SPECIAL MEETINGS. Special Meetings of the stockholders for any lawful purposes may be called by the Board of Directors or by the Chairman of the Board or by the President, and shall be called by the Chairman of the Board or by the President or the Secretary upon a written request stating the purposes thereof and signed by (i) a majority of the Board of Directors or (ii) stockholders owning 25% of the stock of the Corporation entitled to vote at such meeting. Each such meeting shall be held at such place, and on such date and at such time, as the Board of Directors of the Corporation shall designate in a resolution duly adopted by it, for the purposes stated in the notices thereof. Business transacted at any special meeting shall be limited to the purposes stated in the notices of the meeting.

   Section 3. NOTICES AND WAIVERS. Written notices of every meeting of the stockholders, stating the time, place and purposes thereof, shall be given personally or by mail, not less than ten days nor more than sixty days before the date on which the meeting is to be held, to each stockholder of record entitled to vote at such meeting. In the event of a special meeting called upon the written request of stockholders pursuant to Section 2 hereof, such notice shall describe any business set forth in the statement of purpose in such written request as well as any additional business proposed to be conducted at such meeting by the Board of Directors. If mailed, the notice shall be sent to the stockholders at their respective addresses appearing on the stock records of the Corporation or to such other addresses as they may have respectively designated in writing, and shall be deemed given when mailed. A waiver of any notice, signed by a stockholder before or after the time for the meeting, shall be deemed equivalent to such notice.

   Section 4.  NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

   (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the preceding paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth day nor earlier than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

   Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

   (ii) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by clause (i) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth day prior to such special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

   (iii) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

   (iv) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

   Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

   Section 5. STOCKHOLDER LIST. For every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, shall be made and be open to the examination of any stockholder during ordinary business hours for at least ten days prior to the meeting at the Corporation's principal place of business, and shall be produced at the meeting and be subject at all time during the meeting to the inspection of any stockholder present.

   Section 6. QUORUM. Subject to the provisions of any applicable law or of the Corporation's Certificate of Incorporation in respect of the vote that shall be required for a specified action, the holders of record of a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at any meeting of its stockholders shall be required to be present in person or represented by proxy at such meeting in order to constitute a quorum for a transaction of any business.

   Section 7. ADJOURNMENT. If at any meeting of the stockholders there is no quorum, the meeting may be adjourned from time to time by the Chairman of the Board or by a majority vote of the stockholders present or represented, without any notice other than by announcement at the meeting, until a quorum be obtained. Any meeting at which there is a quorum may also be adjourned, in like manner, for such time or upon such call as may be determined by vote. An adjourned meeting at which a quorum is present or represented may transact any business which might have been transacted at the meeting as first convened had there been a quorum.

   Section 8. CHAIRMAN AND SECRETARY. At every meeting of the stockholders the presiding officer shall be the Chairman of the Board, or in his absence the President, and in their absence a Vice President of the Corporation. The Secretary or in his absence an Assistant Secretary of the Corporation shall act as secretary of the meeting, or in their absence the presiding officer may appoint any person present to act as secretary of the meeting.

   Section 9. VOTING. Except as otherwise specifically provided herein or in the Restated Certificate of Incorporation of the Corporation with respect to the ability of certain stockholders to cumulate votes in the election of directors, each stockholder present in person or by proxy at a meeting of the stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder on the books of the Corporation and entitled to vote at such meeting. No proxy shall be voted on after three years from its date unless it provides for a longer period. All elections of Directors shall be by a plurality vote by ballot. All other matters shall be decided by a majority vote viva voce of the stockholders present in person or by proxy except as otherwise specifically provided by any applicable law, the Corporation's Certificate of Incorporation of these By-Laws; provided, however, that the presiding officer shall have the right to determine whether a stock vote with respect to any matter shall be taken by ballot. On votes taken by ballot, each ballot shall state the name of the stockholder or proxy voting and the number of shares voted.

   Section 10. INSPECTORS OF ELECTIONS. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

   Section 11. INSPECTION OF BOOKS AND RECORDS. The Board of Directors shall determine whether and to what extent, and at what times and places and under what conditions and regulations, the books, accounts and records of the Corporation (other than the stock ledger), or any of them, shall be open to the inspection of any stockholder. No Stockholder shall have the right to inspect any books, accounts, records or documents of the Corporation unless expressly so authorized by the laws of the State of Delaware or by these By-Laws or by a resolution of the Board of Directors. The stock ledger shall be the only evidence as to the stockholders entitled to examine the stockholder list referred to in Section 5 of Article I hereof, and the original or a duplicate stock ledger containing the names and addresses of the stockholders and the number of shares held by them respectively shall be open at all times during usual business hours at the Corporation's principal office in the State of Delaware to the examination of any stockholder.

   Section 12. ACTION BY WRITTEN CONSENT. Any action which is required to be or may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice to stockholders and without a vote if consents in writing, setting forth the action so taken, shall have been signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                  ARTICLE II

                                   DIRECTORS

   Section 1. NUMBER, TERM AND QUALIFICATION. The number of Directors which shall constitute the whole Board shall be not less than eight nor more than seventeen. Within these specified limits, the number of Directors shall be determined from time to time by the affirmative vote of a majority of the Directors then in office. Directors elected at any annual meeting of the stockholders or elected at any other time by the stockholders or by the Board of Directors as hereinafter provided, shall hold office until the next annual meeting of the stockholders and until their respective successors are elected and qualified. Directors need not be stockholders.

   Section 2. RESIGNATIONS; VACANCIES. Any Director may resign at any time upon written notice to the Corporation. A resignation shall become effective when and as specified in the notice, or, in the absence of such specification, upon its acceptance by the Corporation. Vacancies occurring on the Board of Directors for any reason, and newly created directorships resulting from any increase in the number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, though less than a quorum.

   Section 3. MEETINGS AND NOTICES. Meetings of the Board of Directors of the Corporation, regular or special, may be held either within or without the State of Delaware. Regular meetings of the Board may be held without notice at such time and place as the Board from time to time may by resolution determine. Special meetings of the Board, being all meetings other than its regular meetings, may be called by the Chairman or the President, and shall be called by the Secretary upon the written request of any two Directors. At least one day's prior written notice of the time, place and purposes of every special meeting shall be given to each Director; provided, however, that no notice of any such meeting need be given to any Director who attends the meeting or signs before or after the meeting a written waiver of notice thereof. Notices may be delivered personally or sent by mail or telegraph, and shall be deemed given when so delivered or sent.

   Section 4. QUORUM. At all meetings of the Board of Directors six Directors shall constitute a quorum of the transaction of business, and the acts of a majority of the Directors present at any meeting at which a quorum is present shall be the acts of the Board, except as may be otherwise specifically provided by any applicable law or by the Corporation's Certificate of Incorporation or by these By-Laws. If a quorum is not present at any meeting, a majority of the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained.

   Section 5. ORDER OF BUSINESS. The order of business at meetings of the Board of Directors shall be as the Board may determine from time to time, or, subject to any such action by the Board, as determined by the Chairman of the meeting.

   Section 6. POWERS. The Board of Directors shall manage and control the business, property and affairs of the Corporation, and shall have and may exercise all the powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

   Section 7. COMPENSATION. The Directors may be paid as compensation for their services a periodic fee, or a fixed fee for attendance at each meeting of the Board of Directors, or both, and may be paid their expenses, if any, of attendance at Board meetings, as the Board from time to time may determine, but otherwise shall not be entitled to any fees or compensation for their services as Directors. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE III

                              EXECUTIVE COMMITTEE

   Section 1. APPOINTMENT, NUMBER AND QUORUM. The Board of Directors, by the affirmative vote of a majority of the whole Board, may appoint an Executive Committee consisting of such number of the Directors not less than three as the Board may determine; provided, always, that the Chief Executive Officer shall at all times be appointed to the Committee. By similar action the Board may fill any vacancy in, change the membership of, or dissolve the Committee at any time in its discretion. At all meetings of the Committee a majority, but not less than three, of its members shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the whole Committee, but in no case less than three members, shall be necessary to adopt any resolution or to take any other action.

   Any member of the Committee who ceases to be a Director shall cease IPSO FACTO to be a member of the Committee. Any member may resign at any time upon written notice to the Corporation. A resignation shall become effective when and as specified in the notice, or, in the absence of such specification, upon its acceptance by the Corporation.

   Section 2. POWERS AND PROCEEDINGS. The Executive Committee during the intervals between the meetings of the Board of Directors, shall have and may exercise, insofar as permitted by law, all the powers of the Board of Directors, provided that the Committee shall not act to fill a vacancy on the Committee and shall not take any action contrary to any specific action or direction of the Board.

   The Board of Directors may designate the Chairman of the Committee and prescribe rules governing its proceedings. The Committee may elect its own Chairman from its members, if he has not been designated by the Board, and may make its own rules of procedure insofar as they do not conflict with any rules prescribed by the Board or with these By-Laws. Minutes of all acts and proceedings of the Committee shall be kept in a proper record book and shall be laid before the Directors at their next meeting.

   Section 3. COMPENSATION. The members of the Executive Committee may be paid such compensation for their services, and such expenses incurred by them in connection therewith, as the Board of Directors may determine, but otherwise shall not be entitled to any compensation for their services as such Committee members.

                                  ARTICLE IV

                                   OFFICERS

   Section 1. OFFICERS, ELECTION, TERM AND VACANCIES. At its first meeting held after each annual meeting of the stockholders, the Board of Directors shall elect, as the officers of the Corporation to serve until their successors are elected and qualify, a Chairman of the Board, a President, one or more Vice Presidents (one or more of whom may be designated Executive Vice Presidents or Senior Vice Presidents by the Board), a Secretary, a Treasurer, and a Controller, and may elect or appoint such Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as the Board in its discretion may determine. If any such officers are not elected or appointed at such first meeting, they may be elected or appointed at any subsequent meeting of the Directors.

   The Chairman of the Board and the President shall be Directors, but no other officer need be a Director. Subject to the provisions of any applicable law, one person may hold two or more offices.

   Any officer may resign at any time upon written notice to the Corporation. A resignation shall become effective when and as specified in the notice, or, in the absence of such specification, upon its acceptance by the Corporation. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office for any reason may be filled by the Board of Directors.

   Section 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at meetings of the Directors and at meetings of the stockholders. He shall have such other powers and duties as may be prescribed by the Board of Directors.

   Section 3. CHIEF EXECUTIVE OFFICER. The Chairman of the Board or the President shall be designated by the Board of Directors to be the Chief Executive Officer of the Corporation. Such designee shall have and be responsible for the general management and control of all its business and affairs, subject only to the Board of Directors and the Executive Committee.

   Subject to the control of the Board of Directors, the Chief Executive Officer shall have power to employ, appoint and discharge employees and agents of the Corporation and fix their compensation, to make and sign contracts and agreements in the name and on behalf of the Corporation, to sign certificates of stock of the Corporation, to sign proxies for or to attend and vote at meetings of stockholders of any other corporation in which the Corporation holds stock, and to sign in the name and on behalf of the Corporation other instruments and documents to be executed by it. He shall see that all books, records, reports, statements and certificates are properly made, kept and filed as required of the Corporation by any applicable law, and shall have such other powers and duties as may be prescribed by the Board of Directors.

   Section 4. PRESIDENT. The President shall be the chief operating officer of the Corporation, and shall be responsible for the operation of its business and affairs, subject to the direction of the Chairman of the Board and of the Board of Directors and the Executive Committee.

   Section 5. VICE PRESIDENTS. Each Vice President, Executive Vice President (if any) and Senior Vice President (if any) shall have such powers and duties as may be delegated to him by the Chief Executive Officer or as may be prescribed by the Board of Directors.

   Section 6. SECRETARY. The Secretary shall attend all meetings of the stockholders, Board of Directors and Executive Committee, and shall record all the proceedings and votes taken at such meetings in appropriate books kept by him for that purpose. He shall give, or cause to be given, all notices required by law or by these By-Laws to be given of all such meetings, and shall see that the list of stockholders required for every meeting of the stockholders is properly prepared and made and kept at the place of the meeting for at least ten days prior thereto.

   The Secretary shall keep or cause to be kept in safe custody the seal of the Corporation, its unissued stock certificates, stock transfer books, stock ledgers, and such other books, records, documents and papers of the Corporation as the Board of Directors may direct; provided, however, that the Transfer Agent, if one be appointed, shall have custody of the unissued stock certificates, stock transfer books and stock ledgers.

   The Secretary shall have power to countersign or attest all contracts, agreements, stock certificates, proxies and other instruments and documents signed on behalf of the Corporation by the Chairman of the Board, the President or a Vice President, and to affix thereto the seal of the Corporation, and to certify all minutes and extracts from minutes of meetings of the stockholders, Board of Directors and Executive Committee, and all resolutions passed or adopted thereat.

   He shall have such other powers and shall perform such other duties as may be prescribed by the Board of Directors, and, subject to the control of the Board, all such powers and duties as are generally incident to his office of Secretary.

   Section 7. ASSISTANT SECRETARIES. Each Assistant Secretary shall have all the powers and may perform all the duties of the Secretary in the absence of disability of the Secretary unless the Board of Directors shall otherwise determine, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

   Section 8. TREASURER. The Treasurer shall receive and have in his charge or custody the funds, securities and valuable effects of the Corporation, and shall deposit or keep same to the credit or in the name of the Corporation in such banks or depositories as the Board of Directors designates. He shall disburse the funds of the Corporation and dispose of its securities and valuable effects in his charge only as he may be authorized or directed by the Board of Directors or by an officer, committee or agent acting with and under the authority of the Board. He shall take and preserve proper vouchers or receipts for all disbursements.

   The Treasurer shall keep full, accurate and current accounts of all receipts and disbursements of funds, the acquisitions and disposition of all securities and valuable effects, and all other financial transactions of the Corporation, in appropriate books kept by him for such purposes. He shall render such reports, accounts and statements of the Corporation's financial transactions and conditions to the stockholders, Board of Directors, Executive Committee and the Chief Executive Officer as may be required or requested, and shall exhibit his books of account and records to the Chairman of the Board, the President, a Vice President, the Controller, or any Director upon request at the Corporation's office where such books of records are kept.

   The Treasurer shall have power on behalf of the Corporation to endorse for collection, bills, notes, drafts, checks and other instruments for payment of funds to the Corporation, and to sign receipts and vouchers for payments made to the Corporation. He shall sign or countersign all bills, notes, drafts, checks and other instruments for payments made by the Corporation, and all assignments or powers for transfers of securities and other valuable effects of the Corporation, and certificates of the stock Corporation provided, however, that the Board of Directors may authorize or require other officers or agents of the Corporation to sign or countersign in its name any such papers, instruments or documents.

   He shall have such other powers and shall perform such other duties as may be prescribed by the Board of Directors, and, subject to the control of the Board, such powers and duties as are generally incident to his office of Treasurer.

   If required by the Board of Directors, the Treasurer shall give a bond or bonds in such sums with such sureties as the Board may approve, for the faithful performance of his duties and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, records, papers, money and property of whatever kind in his possession or under his control and belonging to the Corporation.

   Section 9. ASSISTANT TREASURERS. Each Assistant Treasurer shall have all the powers and may perform all the duties of the Treasurer in case of the disability of the Treasurer unless the Board of Directors shall otherwise determine, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors. He shall give a like bond or bonds, if any, as are given by the Treasurer.

   Section 10. CONTROLLER. The Controller shall have direct responsibility for and supervision of the accounting records of the Corporation and of its subsidiaries and managed affiliated corporations, and shall see that adequate examination and audits thereof are currently and regularly made. He shall prepare and file all tax returns, and shall prepare statements of operating and production costs, cash forecasts, and any other financial reports of the Corporation. He shall ascertain that the property of the Corporation is kept at all times properly and adequately insured, and shall have custody of any bonds given by the Treasurer or any Assistant Treasurer as above mentioned. He shall have such other powers and perform such other duties, as may be prescribed by the Board of Directors or be assigned to him by the Chairman of the Board.

   Section 11. ASSISTANT CONTROLLERS. Each Assistant Controller shall have all the powers and may perform all of the duties of the Controller in case of the disability of the Controller unless the Board of Directors shall otherwise determine, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

   Section 12. OTHER OFFICERS. Each other officer elected or appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the Board, and, subject to the control of the Board, such powers and duties are generally incident to his office.

                                   ARTICLE V

                                 CAPITAL STOCK

   Section 1. STOCK CERTIFICATES. Certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with any applicable law or the Corporation's Certificate of Incorporation, as shall be prescribed or approved from time to time by the Board of Directors. Holders of the stock shall be entitled to have such certificates issued in the name of the Corporation, under its seal and signed by the Chairman of the Board, the President or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer, evidencing and certifying the number of shares owned by such respective stockholders in the Corporation.

   Such certificates may be so sealed and signed either manually or by facsimile seal or signatures, if and as permitted by law and authorized or approved by the Board of Directors. If any officer whose signature is used on any certificate shall cease to be such officer for any reason before the issuance or delivery of the certificate by the Corporation, the validity of the Certificate upon its issuance and delivery shall not be thereby affected.

   The Board of Directors may authorize and require the signing of any certificate or certificates by a Transfer Agent and a Registrar, in addition to the signing by the officers of the Corporation.

   Section 2. STOCK TRANSFERS. The shares of stock of the Corporation shall be transferred only on the books of the Corporation by the holders thereof in person or by their duly authorized attorney, upon surrender for cancellation of the certificates for the shares to be transferred, with a duly executed assignment or stock power endorsed thereupon or attached thereto, and accompanied by such other evidences of transfer of authority, such guarantees of signatures and such payments of stock transfer taxes or other charges as may be reasonably required.

   The Board of Directors may appoint a Transfer Agent and a Registrar for the capital stock of the Corporation.

   Section 3. LOST CERTIFICATES. Unless otherwise determined by the Board of Directors, a new certificate shall be issued in place of any certificate theretofore issued by the Corporation for its capital stock and alleged by the holder thereof to have been lost, stolen or destroyed; provided, however, that the applicant for any such new certificate shall furnish to the Corporation evidence satisfactory to it of the alleged loss, theft or destruction, together with such bond or indemnification as the Board of Directors from time to time may require to indemnify the Corporation against any claim that may be made against it or its officers or agents on account of a certificate alleged to have been lost, stolen or destroyed or the issuance of a new certificate replacing it.

   Section 4. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

   Section 5. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have expenses or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

   Section 6. STOCK LEDGER. The original or a duplicate stock ledger shall be kept at the Corporation's principal office in the State of Delaware.

                                  ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

   Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall, to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), indemnify any person (and the heirs, executors and administrators thereof) who was or is made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency) including (i) an action by or in the right of the Corporation to procure a judgment in its favor and (ii) an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation is serving or served as a director, officer or trustee at the request of the Corporation, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer or trustee, against all expense, liability and loss (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the person in connection with such action, suit or proceeding; provided, however, except as provided in
Section 7 of this Article VI, with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) is authorized by the Board of Directors of the Corporation.

   Section 2. INDEMNIFICATION OF OTHERS. The Corporation shall indemnify other persons and reimburse the expenses thereof, to the extent required by applicable law, and may indemnify any other person to whom the Corporation is permitted to provide indemnification or the advancement of expenses, whether pursuant to rights granted pursuant to, or provided by, the Delaware General Corporation Law or otherwise.

   Section 3. ADVANCES OR REIMBURSEMENT OF EXPENSES. The Corporation shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding referred to in
Section 1, upon receipt
of a written undertaking by or on behalf of such person to repay such amount(s) if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this Article VI or otherwise.

   Section 4. SERVICE OF CERTAIN ENTITIES DEEMED REQUESTED. Any director or officer of the Corporation servicing (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation, or (ii) any employee benefit plan of the Corporation or any corporation referred in clause (i), in any capacity shall be deemed to be doing so at the request of the Corporation.

   Section 5. INTERPRETATION. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action, suit or proceeding, to the extent permitted by applicable law, or on the basis of the applicable law in effect at the time indemnification is sought.

   Section 6. INDEMNIFICATION RIGHT. The right to be indemnified or to the reimbursement or advancement of expenses pursuant to this Article (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Corporation and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

   Section 7. INDEMNIFICATION CLAIMS. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation or recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Corporation (including its Directors who are not parties to such action, suit or proceeding, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Directors who are not parties to such action, suit or proceeding, a committee of such directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

   Section 1. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year.

   Section 2. OFFICES. The principal office of the Corporation in the State of Delaware shall be maintained in the City of Wilmington, County of New Castle. The Corporation may have offices at such other places within or without the State of Delaware as the Board of Directors from time to time may determine.

   Section 3. RESIDENT AGENT. The Resident Agent of the Corporation in charge of its principal office in the State of Delaware shall be The Corporation Trust Company.

   Section 4. SEAL. The seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal, Delaware."

   Section 5. DIVIDENDS. Subject to all applicable laws and the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by the Board of Directors, payable in cash, in property or in shares of the capital stock of the Corporation.

   Section 6. AMENDMENTS. Subject to any By-Laws made by the stockholders, the Board of Directors may make By-Laws, and from time to time may alter, amend or repeal any By-Law or By-Laws; but any By-Laws made by the Board of Directors may be altered or repealed by the stockholders at any annual meeting, or at any special meeting provided notice of such proposed alteration or repeal be included in the notice of such special meeting.

   Section 7. SEPARABILITY. In case any By-Law or provision in any By-Law shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining By-Laws or remaining provisions of such By-Law shall not in any way be affected or impaired thereby.